UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	10/31/21

ITEM 1.      REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not Applicable

Annual Report to Shareholders	October 31, 2021

Invesco Balanced-Risk Allocation Fund

Nasdaq:

A: ABRZX ∎ C: ABRCX ∎ R: ABRRX ∎ Y: ABRYX ∎ R5: ABRIX ∎ R6: ALLFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

17	Consolidated Financial Statements

20	Consolidated Financial Highlights

21	Notes to Consolidated Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Fund Expenses

32	Approval of Investment Advisory and Sub-Advisory Contracts

34	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Balanced-Risk Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Allocation Style Index, the Fund’s style-specific benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.91%
Class C Shares	20.04
Class R Shares	20.52
Class Y Shares	21.18
Class R5 Shares	21.22
Class R6 Shares	21.36
S&P 500 Index▼ (Broad Market Index)	42.91
Custom Invesco Balanced-Risk Allocation Style Index∎ (Style-Specific Index)	22.56
Lipper Alternative Global Macro Funds Index◆ (Peer Group Index)	18.86
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2021, the Fund at NAV reported positive absolute performance as two of the macro factors in which the Fund invests (growth and real return assets) contributed to Fund performance. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of the US and international fixed-income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our three macro factor allocations (growth, defensive and real return). Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

The Fund’s strategic exposure to the growth macro factor, obtained through the use of swaps and futures, contributed to results for the fiscal year with five of the six markets in which the Fund invested delivering positive returns that we believe are largely due to reopening economies releasing pent-up demand. US equities were the largest contributor to performance over the fiscal year, followed by the exposures to Europe, the UK, Japan and Hong Kong. US and UK equities benefited from the successful rollout of COVID-19 vaccinations. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand. Emerging markets trailed all other regions due to a combination of COVID-19 outbreaks and exposure to China, the index’s largest country weighting. Chinese equities were weighed down by significant regulatory changes in the private tutoring industry, increased regulation in the technology sectors and concerns of the potential default of a large property developer, and signs of slowing economic growth. Tactical positioning in equities improved results, as the Fund maintained overweight positions across each market throughout the fiscal year.

The Fund’s strategic exposure to the real return macro factor, obtained through the use of swaps, futures and commodity-linked notes, also contributed to Fund absolute performance for the fiscal year as tight supplies were unable to keep pace with surging demand. The rally was propelled by rising inflation, supply disruptions and global shortages leading to increased prices. Strategic exposure to energy was the leading contributor to Fund performance with gains across crude oil, distillates and natural gas. Energy prices were driven higher by increased demand due to the ongoing reopening of the global economy while supplies remained tight given restrained production in the US and across Organization of the Petroleum Exporting Countries (OPEC) member nations. Strategic exposure to agriculture also contributed to Fund performance as the sub-complex benefited from a combination of Chinese buying and weather-related events that negatively impacted grain crop yields and/or delayed plantings. The rising cost of shipping and freight added further pressure. Strategic exposure to industrial metals also contributed to Fund absolute performance as the sub-complex benefited from an increase in manufacturing activity, supply bottlenecks in South America and enthusiasm over President Biden’s infrastructure plan. Strategic exposure to precious metals was a net detractor from Fund absolute performance, as gains from exposure to silver were offset by losses from gold. Gold prices were pressured by a stronger US dollar, higher real rates and lack of safe-haven demand. Tactical positioning in commodities contributed to the Fund’s absolute performance during the fiscal year with positioning in industrial metals and agriculture outpacing the negative results from positioning in precious metals and energy.

The Fund’s strategic exposure to the defensive macro factor, obtained through the use of swaps and futures, detracted from Fund absolute performance during the fiscal year due to a combination of strong growth dampening safe-haven demand and concerns about mounting inflationary pressures. Increasingly hawkish tones emanating from central banks applied additional pressure to bonds. Against this backdrop, prices for Australian, Canadian, UK and US bonds fell, while Japanese bonds in which the Fund was invested saw a modest uptick over the fiscal year. While bond markets faced a tough environment over the period, the Fund’s strategic exposure to defensive factor premia generated a marginal gain in Fund performance as the emerging market factor exposures delivered positive results that outpaced the losses across other markets. Tactical positioning across government bonds marginally detracted from the Fund’s results during the fiscal year largely due to ill-timed overweight positions during the month of September.

Please note that our strategy is primarily implemented with derivative instruments such as commodity-linked notes, total return swaps and options. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Balanced-Risk Allocation Fund. As always, we welcome your comments and questions.

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their

2	Invesco Balanced-Risk Allocation Fund

completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1	Source: RIMES Technologies Corp.

2	Source: Invesco, RIMES Technologies Corp.

3	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.78%
10 Years	5.33
5 Years	5.55
1 Year	14.25

Class C Shares
Inception (6/2/09)	6.73%
10 Years	5.31
5 Years	5.98
1 Year	19.04

Class R Shares
Inception (6/2/09)	6.99%
10 Years	5.67
5 Years	6.49
1 Year	20.52

Class Y Shares
Inception (6/2/09)	7.53%
10 Years	6.20
5 Years	7.04
1 Year	21.18

Class R5 Shares
Inception (6/2/09)	7.56%
10 Years	6.23
5 Years	7.07
1 Year	21.22

Class R6 Shares
10 Years	6.29%
5 Years	7.16
1 Year	21.36

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Balanced-Risk Allocation Fund

Supplemental Information

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Balanced-Risk Allocation Style Index is composed of 60% MSCI World Index and 40% Bloomberg U.S. Aggregate Bond Index. The MSCI World Index is considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market.
∎	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Balanced-Risk Allocation Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of October 31, 2021

Asset Class	Target Risk Contribution*	Notional Asset Weights**

Equities and Options	49.99%	75.45%
Fixed Income	21.36	55.35
Commodities	28.65	28.55
Total	100.00%	159.35%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

7	Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–33.87%
U.S. Treasury Bills–12.65%(a)
U.S. Treasury Bills	0.05%	12/09/2021	$112,900	$ 112,895,770
U.S. Treasury Bills	0.04%	01/20/2022	109,600	109,587,518
U.S. Treasury Bills	0.05%	03/10/2022	82,000	81,983,839
				304,467,127

U.S. Treasury Notes–21.22%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(b)	0.20%	01/31/2022	200,000	200,075,826
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.16%	04/30/2022	150,000	150,082,488
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.11%	07/31/2022	160,520	160,578,206
				510,736,520
Total U.S. Treasury Securities (Cost $814,990,831)				815,203,647

		Expiration Date
Commodity-Linked Securities–3.49%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2) (Canada)(c)(d)		11/30/2022	34,050	36,537,752
RBC Capital Markets LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 07 Excess Return Index) (Canada)(c)(d)		12/05/2022	44,800	47,505,230
Total Commodity-Linked Securities (Cost $78,850,000)				84,042,982

			Shares
Money Market Funds–55.78%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)			389,413,824	389,413,824
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(e)(f)			129,877,852	129,916,815
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.01%(e)(f)			143,068,345	143,068,345
Invesco Treasury Obligations Portfolio, Institutional Class, 0.01%(e)(f)			524,000,000	524,000,000
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)			156,128,941	156,128,941
Total Money Market Funds (Cost $1,342,426,032)				1,342,527,925

Options Purchased–0.81%
(Cost $30,679,794)(g)				19,564,053
TOTAL INVESTMENTS IN SECURITIES–93.95% (Cost $2,266,946,657)				2,261,338,607
OTHER ASSETS LESS LIABILITIES–6.05%				145,671,587
NET ASSETS–100.00%				$2,407,010,194

Investment Abbreviations:

EMTN - European Medium-Term Notes

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $84,042,982, which represented 3.49% of the Fund’s Net Assets.

(d)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$382,427,492	$530,204,712	$(523,218,380)	$-	$-	$389,413,824	$103,947
Invesco Liquid Assets Portfolio, Institutional Class	125,668,036	376,959,242	(372,698,234)	(21,769)	9,540	129,916,815	39,489
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	67,985,494	717,693,035	(642,610,184)	-	-	143,068,345	28,669
Invesco Treasury Obligations Portfolio, Institutional Class	524,000,000	-	-	-	-	524,000,000	53,411
Invesco Treasury Portfolio, Institutional Class	148,144,563	605,948,242	(597,963,864)	-	-	156,128,941	17,552
Total	$1,248,225,585	$2,230,805,231	$(2,136,490,662)	$(21,769)	$9,540	$1,342,527,925	$243,068

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(g)	The table below details options purchased.

	Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value
Equity Risk
EURO STOXX 50 Index	Put	12/17/2021	150	EUR	3,400.00	EUR	5,100,000	$ 11,098
EURO STOXX 50 Index	Put	03/18/2022	150	EUR	3,500.00	EUR	5,250,000	71,961
EURO STOXX 50 Index	Put	06/17/2022	150	EUR	3,750.00	EUR	5,625,000	216,230
EURO STOXX 50 Index	Put	06/17/2022	150	EUR	3,850.00	EUR	5,775,000	252,991
EURO STOXX 50 Index	Put	03/18/2022	150	EUR	3,900.00	EUR	5,850,000	153,459
EURO STOXX 50 Index	Put	11/19/2021	150	EUR	3,950.00	EUR	5,925,000	15,779
EURO STOXX 50 Index	Put	06/17/2022	150	EUR	3,800.00	EUR	5,700,000	233,743
EURO STOXX 50 Index	Put	03/18/2022	150	EUR	3,450.00	EUR	5,175,000	65,719
EURO STOXX 50 Index	Put	09/16/2022	150	EUR	3,850.00	EUR	5,775,000	326,339
EURO STOXX 50 Index	Put	12/16/2022	150	EUR	3,800.00	EUR	5,700,000	370,036
EURO STOXX 50 Index	Put	09/16/2022	155	EUR	3,900.00	EUR	6,045,000	361,406
EURO STOXX 50 Index	Put	09/16/2022	150	EUR	4,000.00	EUR	6,000,000	401,768
FTSE 100 Index	Put	11/19/2021	100	GBP	6,900.00	GBP	6,900,000	23,950
FTSE 100 Index	Put	12/17/2021	100	GBP	6,875.00	GBP	6,875,000	64,322
FTSE 100 Index	Put	01/21/2022	100	GBP	6,875.00	GBP	6,875,000	117,695
FTSE 100 Index	Put	02/18/2022	100	GBP	6,850.00	GBP	6,850,000	157,383
FTSE 100 Index	Put	03/18/2022	100	GBP	6,800.00	GBP	6,800,000	202,545
FTSE 100 Index	Put	04/14/2022	100	GBP	6,800.00	GBP	6,800,000	244,971
FTSE 100 Index	Put	05/20/2022	100	GBP	6,775.00	GBP	6,775,000	283,290
FTSE 100 Index	Put	06/17/2022	100	GBP	6,700.00	GBP	6,700,000	301,081
FTSE 100 Index	Put	07/15/2022	100	GBP	6,400.00	GBP	6,400,000	246,339
FTSE 100 Index	Put	08/19/2022	100	GBP	6,625.00	GBP	6,625,000	348,296
FTSE 100 Index	Put	09/16/2022	100	GBP	6,750.00	GBP	6,750,000	428,356
FTSE 100 Index	Put	10/21/2022	90	GBP	6,650.00	GBP	5,985,000	381,826
MSCI Emerging Markets Index	Put	12/17/2021	80	USD	1,280.00	USD	10,240,000	326,000

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Balanced-Risk Allocation Fund

Open Exchange-Traded Index Options Purchased–(continued)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value
MSCI Emerging Markets Index	Put	04/14/2022	80	USD	1,280.00	USD	10,240,000	$ 634,400
MSCI Emerging Markets Index	Put	11/19/2021	80	USD	1,340.00	USD	10,720,000	608,800
MSCI Emerging Markets Index	Put	01/21/2022	80	USD	1,290.00	USD	10,320,000	473,600
MSCI Emerging Markets Index	Put	02/18/2022	80	USD	1,290.00	USD	10,320,000	546,400
MSCI Emerging Markets Index	Put	05/20/2022	80	USD	1,280.00	USD	10,240,000	712,800
MSCI Emerging Markets Index	Put	03/18/2022	80	USD	1,330.00	USD	10,640,000	802,400
MSCI Emerging Markets Index	Put	06/17/2022	80	USD	1,330.00	USD	10,640,000	1,003,200
MSCI Emerging Markets Index	Put	07/15/2022	80	USD	1,310.00	USD	10,480,000	988,800
MSCI Emerging Markets Index	Put	08/19/2022	80	USD	1,220.00	USD	9,760,000	721,600
MSCI Emerging Markets Index	Put	09/16/2022	80	USD	1,250.00	USD	10,000,000	866,800
MSCI Emerging Markets Index	Put	10/21/2022	80	USD	1,180.00	USD	9,440,000	687,600
Nikkei 225 Index	Put	12/10/2021	38	JPY	27,250.00	JPY	1,035,500,000	101,689
Nikkei 225 Index	Put	11/12/2021	38	JPY	27,250.00	JPY	1,035,500,000	32,007
Nikkei 225 Index	Put	01/14/2022	38	JPY	27,000.00	JPY	1,026,000,000	150,033
Nikkei 225 Index	Put	06/10/2022	38	JPY	27,750.00	JPY	1,054,500,000	456,767
Nikkei 225 Index	Put	03/11/2022	38	JPY	27,750.00	JPY	1,054,500,000	311,735
Nikkei 225 Index	Put	02/10/2022	38	JPY	28,000.00	JPY	1,064,000,000	281,728
Nikkei 225 Index	Put	06/10/2022	38	JPY	27,250.00	JPY	1,035,500,000	400,088
Nikkei 225 Index	Put	06/10/2022	38	JPY	27,500.00	JPY	1,045,000,000	426,760
Nikkei 225 Index	Put	09/09/2022	38	JPY	27,500.00	JPY	1,045,000,000	543,452
Nikkei 225 Index	Put	09/09/2022	38	JPY	26,500.00	JPY	1,007,000,000	433,428
Nikkei 225 Index	Put	09/09/2022	38	JPY	27,250.00	JPY	1,035,500,000	513,446
Nikkei 225 Index	Put	12/09/2022	38	JPY	27,250.00	JPY	1,035,500,000	625,137
S&P 500 Index	Put	12/17/2021	13	USD	3,625.00	USD	4,712,500	7,345
S&P 500 Index	Put	03/18/2022	13	USD	3,750.00	USD	4,875,000	57,980
S&P 500 Index	Put	04/14/2022	13	USD	3,925.00	USD	5,102,500	96,655
S&P 500 Index	Put	11/19/2021	13	USD	4,075.00	USD	5,297,500	5,395
S&P 500 Index	Put	05/20/2022	13	USD	4,050.00	USD	5,265,000	145,470
S&P 500 Index	Put	06/17/2022	13	USD	4,050.00	USD	5,265,000	167,180
S&P 500 Index	Put	01/21/2022	13	USD	4,075.00	USD	5,297,500	49,400
S&P 500 Index	Put	02/18/2022	13	USD	4,075.00	USD	5,297,500	74,425
S&P 500 Index	Put	07/15/2022	13	USD	4,150.00	USD	5,395,000	211,770
S&P 500 Index	Put	08/19/2022	12	USD	4,250.00	USD	5,100,000	247,500
S&P 500 Index	Put	09/16/2022	12	USD	4,375.00	USD	5,250,000	305,520
S&P 500 Index	Put	10/21/2022	12	USD	4,175.00	USD	5,010,000	266,160
Total Index Options Purchased			4,564					$19,564,053

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	614	December-2021	$50,685,700	$2,064,804	$2,064,804

Gasoline Reformulated Blendstock Oxygenate Blending	520	November-2021	51,754,248	(907,648)	(907,648)

New York Harbor Ultra-Low Sulfur Diesel	146	March-2022	14,542,038	160,563	160,563

Silver	571	December-2021	68,374,395	1,882,247	1,882,247

WTI Crude	527	April-2022	40,194,290	1,265,332	1,265,332

Subtotal				4,465,298	4,465,298

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(a)–(continued)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini Russell 2000 Index	1,940	December-2021	$222,644,100	$5,983,955	$5,983,955

E-Mini S&P 500 Index	222	December-2021	51,026,700	1,039,299	1,039,299

EURO STOXX 50 Index	1,340	December-2021	65,632,818	1,307,593	1,307,593

FTSE 100 Index	770	December-2021	76,125,359	2,067,951	2,067,951

MSCI Emerging Market Index	1,025	December-2021	64,677,500	(2,015,357)	(2,015,357)

Nikkei 225 Index	299	December-2021	75,500,943	(1,977,920)	(1,977,920)

Subtotal				6,405,521	6,405,521

Interest Rate Risk

Australia 10 Year Bonds	3,915	December-2021	397,145,325	(27,403,035)	(27,403,035)

Canada 10 Year Bonds	3,180	December-2021	362,169,522	(13,290,604)	(13,290,604)

Japan 10 Year Bonds	35	December-2021	46,468,085	(149,311)	(149,311)

Long Gilt	1,860	December-2021	317,984,399	(10,006,650)	(10,006,650)

U.S. Treasury Long Bonds	1,248	December-2021	200,733,000	(2,155,595)	(2,155,595)

Subtotal				(53,005,195)	(53,005,195)

Total Futures Contracts				$(42,134,376)	$(42,134,376)

(a)	Futures contracts collateralized by $110,020,001 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47%	Monthly	6,900	February-2022	USD	6,665,174	$-	$147,806	$147,806

Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	27,600	December-2021	USD	30,799,282	-	386,372	386,372

Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	208,000	February-2022	USD	42,943,888	-	0	0

Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	3,500	February-2022	USD	3,072,081	-	0	0

Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	198,000	February-2022	USD	17,618,832	-	0	0

Royal Bank of Canada	Receive	RBC Enhanced Agricultural Basket 07 Excess Return Index	0.40	Monthly	522,000	July-2022	USD	57,848,040	-	0	0

Subtotal - Appreciation									-	534,178	534,178

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.26%	Monthly	39,700	November-2021	USD	32,524,384	$-	$(1,944,661)	$(1,944,661)

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	339,000	February-2022	USD	39,085,412	-	(247,063)	(247,063)

JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	64,500	March-2022	USD	14,776,989	-	(264,876)	(264,876)

JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	261,000	March-2022	USD	34,622,642	-	(239,024)	(239,024)

Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	184,000	February-2022	USD	12,023,057	-	(631,286)	(631,286)

Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.30	Monthly	279,500	July-2022	USD	37,258,552	-	(4,641,181)	(4,641,181)

Subtotal - Depreciation									-	(7,968,091)	(7,968,091)

Total - Total Return Swap Agreements									$-	$(7,433,913)	$(7,433,913)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $6,590,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity(b)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Equity Risk
BNP Paribas S.A.	Receive	MSCI EMU Minimum Volatility Index	1 Month EURIBOR -0.050%	Monthly	12,060	March-2022	EUR	45,813,807	$-	$ 605,473	$ 605,473
BNP Paribas S.A.	Receive	MSCI EMU Momentum Index	1 Month EURIBOR -0.660%	Monthly	7,116	December-2021	EUR	47,106,140	-	617,741	617,741
BNP Paribas S.A.	Receive	MSCI EMU Quality Index	1 Month EURIBOR + 5.000%	Monthly	9,013	March-2022	EUR	45,197,035	-	1,075,755	1,075,755
BNP Paribas S.A.	Receive	MSCI USA Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR - 0.030%	Monthly	6,345	March-2022	USD	32,445,284	-	738,939	738,939
Citibank, N.A.	Receive	MSCI USA Quality Index	1 Month USD LIBOR + 0.100%	Monthly	7,499	March-2022	USD	32,329,689	-	919,302	919,302
Goldman Sachs International	Receive	MSCI Emerging Markets Momentum Index	1 Month USD LIBOR + 0.870%	Monthly	1,222	March-2022	USD	15,955,067	-	372,636	372,636
Goldman Sachs International	Receive	MSCI Emerging Markets Momentum Index	1 Month USD LIBOR + 0.940%	Monthly	1,222	January-2022	USD	15,955,067	-	372,636	372,636

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a) –(continued)
Counterparty	Pay/ Receive	Reference Entity(b)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.830%	Monthly	14,267	December-2021	USD	29,470,914	$-	$ 29,961	$ 29,961
Goldman Sachs International	Receive	MSCI Japan Minimum Volatility Index	1 Month JPY LIBOR - 0.280%	Monthly	1,655,268	November-2021	JPY	38,700,497	-	94,691	94,691
Goldman Sachs International	Receive	MSCI Japan Minimum Volatility Index	1 Month JPY LIBOR - 0.300%	Monthly	2,074,732	November-2021	JPY	48,507,649	-	118,686	118,686
Goldman Sachs International	Receive	MSCI Japan Minimum Volatility Index	1 Month JPY LIBOR - 0.320%	Monthly	120,000	November-2021	JPY	2,805,624	-	6,865	6,865
Goldman Sachs International	Receive	MSCI Japan Quality Index	1 Month JPY LIBOR - 0.200%	Monthly	1,920,049	November-2021	JPY	50,791,326	-	1,226,742	1,226,742
Goldman Sachs International	Receive	MSCI Japan Quality Index	1 Month JPY LIBOR -0.200%	Monthly	1,329,951	November-2021	JPY	35,181,381	-	849,722	849,722
Goldman Sachs International	Receive	MSCI Japan Quality Index	1 Month JPY LIBOR - 0.220%	Monthly	150,000	November-2021	JPY	3,967,971	-	95,837	95,837
JPMorgan Chase Bank, N.A.	Receive	MSCI Daily Total Return Net United Kingdom Index	SONIA + 0.280%	Monthly	3,300	March-2022	GBP	16,423,241	-	188,647	188,647
JPMorgan Chase Bank, N.A.	Receive	MSCI Daily Total Return Net United Kingdom Index	SONIA + 0.280%	Monthly	3,300	March-2022	GBP	16,423,241	-	188,647	188,647
JPMorgan Chase Bank, N.A.	Receive	MSCI Daily Total Return Net United Kingdom Index	SONIA + 0.280%	Monthly	1,838	March-2022	GBP	15,874,636	-	130,363	130,363
JPMorgan Chase Bank, N.A.	Receive	MSCI Daily Total Return Net United Kingdom Index	SONIA + 0.280%	Monthly	875	March-2022	GBP	15,978,007	-	98,205	98,205
JPMorgan Chase Bank, N.A.	Receive	MSCI Daily Total Return Net United Kingdom Index	SONIA + 0.280%	Monthly	875	March-2022	GBP	15,978,008	-	98,205	98,205
JPMorgan Chase Bank, N.A.	Receive	MSCI Daily Total Return Net United Kingdom Index	SONIA + 0.300%	Monthly	3,184	March-2022	GBP	27,499,913	-	225,830	225,830
JPMorgan Chase Bank, N.A.	Receive	MSCI Daily Total Return Net United Kingdom Index	SONIA + 0.300%	Monthly	1,596	March-2022	GBP	29,143,886	-	179,126	179,126
JPMorgan Chase Bank, N.A.	Receive	MSCI Daily Total Return Net United Kingdom Index	SONIA + 0.280%	Monthly	1,837	March-2022	GBP	15,865,999	-	130,292	130,292

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a) –(continued)
Counterparty	Pay/ Receive	Reference Entity(b)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
JPMorgan Chase Bank, N.A.	Receive	MSCI Daily Total Return Net United Kingdom Index	SONIA + 0.300%	Monthly	5,540	March-2022	GBP	27,571,139	$-	$ 316,699	$ 316,699
JPMorgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 1.150%	Monthly	3,155	November-2021	USD	6,517,189	-	6,626	6,626
JPMorgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	1 Month USD LIBOR + 0.680%	Monthly	13,044	March-2022	USD	26,944,599	-	27,392	27,392
JPMorgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Momentum Net Total Return Index	1 Month USD LIBOR + 0.700%	Monthly	1,938	March-2022	USD	25,303,536	-	590,973	590,973
JPMorgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Momentum Net Total Return Index	1 Month USD LIBOR + 1.100%	Monthly	2,196	November-2021	USD	28,672,118	-	669,648	669,648
JPMorgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Momentum Net Total Return Index	1 Month USD LIBOR + 1.110%	Monthly	580	November-2021	USD	7,572,782	-	176,865	176,865
JPMorgan Chase Bank, N.A.	Receive	MSCI USA Momentum Net Total Return Index	1 Month USD LIBOR + 0.180%	Monthly	7,528	March-2022	USD	32,901,252	-	943,371	943,371
Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	1 Month USD LIBOR + 0.860%	Monthly	8,017	March-2022	USD	16,560,476	-	16,836	16,836
Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	1 Month USD LIBOR + 0.950%	Monthly	8,017	January-2022	USD	16,560,476	-	16,836	16,836
Total - Total Return Swap Agreements									$-	$11,129,547	$11,129,547

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Balanced-Risk Allocation Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage

Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index

	Long Futures Contracts

	Coffee	5.15%

	Corn	5.81

	Cotton	21.69

	Lean Hogs	0.51

	Live Cattle	0.66

	Soybean	21.05

	Soybean Oil	10.13

	Soymeal	22.52

	Sugar	5.60

	Wheat	6.88

	Total	100.00%

RBC Enhanced Agricultural Basket 07 Excess Return Index

	Long Futures Contracts

	Coffee	5.15%

	Corn	5.81

	Cotton	21.69

	Lean Hogs	0.51

	Live Cattle	0.66

	Soybean	21.05

	Soybean Oil	10.13

	Soymeal	22.52

	Sugar	5.60

	Wheat	6.88

	Total	100.00%

Monthly Rebalance Commodity Excess Return Index

	Long Futures Contracts

	Coffee	5.15%

	Corn	5.81

	Cotton	21.69

	Lean Hogs	0.51

	Live Cattle	0.66

	Soybean	21.05

	Soybean Oil	10.13

	Soymeal	22.52

	Sugar	5.60

	Wheat	6.88

	Total	100.00%

Single Commodity Index Excess Return

	Long Futures Contracts

	Gold	100.00%

Merrill Lynch Gold Excess Return Index

	Long Futures Contracts

	Gold	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Balanced-Risk Allocation Fund

Reference Entity Components-(continued)

Reference Entity	Underlying Components	Percentage

MLCX Dynamic Enhanced Copper Excess Return Index

	Long Futures Contracts

	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

Barclays Commodity Strategy 1452 Excess Return Index

	Long Futures Contracts

	Copper	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2

	Long Futures Contracts

	Copper	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

S&P GSCI Gold Index Excess Return

	Long Futures Contracts

	Gold	100.00%

Macquarie Aluminium Dynamic Selection Index

	Long Futures Contracts

	Aluminum	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return

	Long Futures Contracts

	Aluminum	100.00%

Abbreviations:

EMU	-European Economic and Monetary Union
EUR	-Euro
EURIBOR	-Euro Interbank Offered Rate
GBP	-British Pound Sterling
JPY	-Japanese Yen
LIBOR	-London Interbank Offered Rate
SONIA	-Sterling Overnight Index Average
USD	-U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $924,520,625)	$ 918,810,682
Investments in affiliated money market funds, at value (Cost $1,342,426,032)	1,342,527,925
Other investments:
Swaps receivable – OTC	2,346,153
Unrealized appreciation on swap agreements – OTC	11,663,725
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	110,020,001
Cash collateral – OTC Derivatives	6,590,000
Cash	1,309,837
Foreign currencies, at value (Cost $38,034,256)	37,929,426
Receivable for:
Fund shares sold	2,832,054
Dividends	17,004
Interest	211,155
Investment for trustee deferred compensation and retirement plans	654,268
Other assets	62,993
Total assets	2,434,975,223

Liabilities:
Other investments:
Variation margin payable - futures contracts	11,027,919
Swaps payable – OTC	1,009,768
Unrealized depreciation on swap agreements–OTC	7,968,091
Payable for:
Fund shares reacquired	4,938,082
Accrued fees to affiliates	1,450,742
Accrued other operating expenses	852,146
Trustee deferred compensation and retirement plans	718,281
Total liabilities	27,965,029
Net assets applicable to shares outstanding	$2,407,010,194

Net assets consist of:
Shares of beneficial interest	$1,951,534,934
Distributable earnings	455,475,260
$2,407,010,194

Net Assets:

Class A	$1,093,093,600
Class C	$ 167,794,418
Class R	$ 17,665,816
Class Y	$1,062,697,874
Class R5	$ 16,750,013
Class R6	$ 49,008,473

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	90,399,014
Class C	14,769,185
Class R	1,494,386
Class Y	86,095,660
Class R5	1,355,902
Class R6	3,957,214
Class A:
Net asset value per share	$ 12.09
Maximum offering price per share (Net asset value of $12.09 ÷ 94.50%)	$ 12.79
Class C:
Net asset value and offering price per share	$ 11.36
Class R:
Net asset value and offering price per share	$ 11.82
Class Y:
Net asset value and offering price per share	$ 12.34
Class R5:
Net asset value and offering price per share	$ 12.35
Class R6:
Net asset value and offering price per share	$ 12.38

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2021

Investment income:

Interest	$1,069,520

Dividends from affiliated money market funds (net of foreign withholding taxes of $ 2,361)	243,068

Total investment income	1,312,588

Expenses:
Advisory fees	21,950,362

Administrative services fees	341,508

Custodian fees	71,745

Distribution fees:
Class A	2,612,455

Class C	2,305,725

Class R	80,726

Transfer agent fees - A, C, R and Y	2,983,180

Transfer agent fees - R5	14,550

Transfer agent fees - R6	9,633

Trustees’ and officers’ fees and benefits	59,275

Registration and filing fees	171,992

Reports to shareholders	106,158

Professional services fees	76,785

Other	659,877

Total expenses	31,443,971

Less: Fees waived and/or expense offset arrangement(s)	(451,980)

Net expenses	30,991,991

Net investment income (loss)	(29,679,403)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	62,420,612

Affiliated investment securities	9,540

Foreign currencies	(1,481,474)

Futures contracts	264,848,668

Swap agreements	158,973,404

484,770,750

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(21,536,429)

Affiliated investment securities	(21,769)

Foreign currencies	480,749

Futures contracts	29,092,238

Swap agreements	6,651,555

14,666,344

Net realized and unrealized gain	499,437,094

Net increase in net assets resulting from operations	$469,757,691

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(29,679,403)	$(14,343,676)

Net realized gain	484,770,750	77,438,347

Change in net unrealized appreciation (depreciation)	14,666,344	(93,262,440)

Net increase (decrease) in net assets resulting from operations	469,757,691	(30,167,769)

Distributions to shareholders from distributable earnings:
Class A	(10,563,728)	(97,943,495)

Class C	(1,416,700)	(51,537,200)

Class R	(148,478)	(1,837,820)

Class Y	(15,303,622)	(143,982,976)

Class R5	(246,913)	(4,677,750)

Class R6	(2,626,550)	(26,950,348)

Total distributions from distributable earnings	(30,305,991)	(326,929,589)

Share transactions–net:
Class A	91,241,745	(30,948,408)

Class C	(235,030,332)	(118,448,478)

Class R	(364,637)	(1,085,303)

Class Y	(125,674,098)	(274,132,409)

Class R5	(1,898,401)	(24,837,910)

Class R6	(131,933,646)	(68,863,227)

Net increase (decrease) in net assets resulting from share transactions	(403,659,369)	(518,315,735)

Net increase (decrease) in net assets	35,792,331	(875,413,093)

Net assets:
Beginning of year	2,371,217,863	3,246,630,956

End of year	$2,407,010,194	$2,371,217,863

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Balanced-Risk Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/21	$10.12	$(0.15)	$ 2.25	$ 2.10	$(0.13)	$ -	$(0.13)	$12.09	20.91%	$1,093,094	1.31%	1.33%	(1.26)%	16%
Year ended 10/31/20	11.33	(0.05)	0.01	(0.04)	(0.67)	(0.50)	(1.17)	10.12	(0.55)	831,513	1.24	1.30	(0.53)	81
Year ended 10/31/19	10.21	0.10	1.02	1.12	-	-	-	11.33	10.97	968,345	1.24	1.29	0.95	11
Year ended 10/31/18	11.28	0.03	(0.40)	(0.37)	-	(0.70)	(0.70)	10.21	(3.57)	1,016,131	1.21	1.27	0.32	116
Year ended 10/31/17	11.34	(0.05)	0.87	0.82	(0.41)	(0.47)	(0.88)	11.28	7.76	1,337,537	1.22	1.28	(0.49)	12
Class C
Year ended 10/31/21	9.50	(0.22)	2.12	1.90	(0.04)	-	(0.04)	11.36	20.04	167,794	2.06	2.08	(2.01)	16
Year ended 10/31/20	10.69	(0.12)	0.00	(0.12)	(0.57)	(0.50)	(1.07)	9.50	(1.36)	349,294	1.99	2.05	(1.28)	81
Year ended 10/31/19	9.70	0.02	0.97	0.99	-	-	-	10.69	10.21	527,251	1.99	2.04	0.20	11
Year ended 10/31/18	10.83	(0.04)	(0.39)	(0.43)	-	(0.70)	(0.70)	9.70	(4.31)	735,308	1.96	2.02	(0.43)	116
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	1,051,038	1.97	2.03	(1.24)	12
Class R
Year ended 10/31/21	9.90	(0.17)	2.19	2.02	(0.10)	-	(0.10)	11.82	20.52	17,666	1.56	1.58	(1.51)	16
Year ended 10/31/20	11.10	(0.08)	0.02	(0.06)	(0.64)	(0.50)	(1.14)	9.90	(0.77)	15,202	1.49	1.55	(0.78)	81
Year ended 10/31/19	10.02	0.07	1.01	1.08	-	-	-	11.10	10.78	18,343	1.49	1.54	0.70	11
Year ended 10/31/18	11.11	0.01	(0.40)	(0.39)	-	(0.70)	(0.70)	10.02	(3.82)	19,989	1.46	1.52	0.07	116
Year ended 10/31/17	11.18	(0.07)	0.85	0.78	(0.38)	(0.47)	(0.85)	11.11	7.48	23,518	1.47	1.53	(0.74)	12
Class Y
Year ended 10/31/21	10.33	(0.12)	2.29	2.17	(0.16)	-	(0.16)	12.34	21.18	1,062,698	1.06	1.08	(1.01)	16
Year ended 10/31/20	11.55	(0.03)	0.01	(0.02)	(0.70)	(0.50)	(1.20)	10.33	(0.34)	1,000,148	0.99	1.05	(0.28)	81
Year ended 10/31/19	10.37	0.13	1.05	1.18	-	-	-	11.55	11.38	1,431,442	0.99	1.04	1.20	11
Year ended 10/31/18	11.43	0.06	(0.42)	(0.36)	-	(0.70)	(0.70)	10.37	(3.42)	1,718,473	0.96	1.02	0.57	116
Year ended 10/31/17	11.47	(0.02)	0.88	0.86	(0.43)	(0.47)	(0.90)	11.43	8.15	2,147,497	0.97	1.03	(0.24)	12
Class R5
Year ended 10/31/21	10.34	(0.12)	2.30	2.18	(0.17)	-	(0.17)	12.35	21.22	16,750	1.02	1.04	(0.97)	16
Year ended 10/31/20	11.56	(0.03)	0.02	(0.01)	(0.71)	(0.50)	(1.21)	10.34	(0.26)	15,707	0.94	1.00	(0.23)	81
Year ended 10/31/19	10.38	0.14	1.04	1.18	-	-	-	11.56	11.37	45,497	0.92	0.97	1.27	11
Year ended 10/31/18	11.43	0.07	(0.42)	(0.35)	-	(0.70)	(0.70)	10.38	(3.34)	50,691	0.92	0.98	0.61	116
Year ended 10/31/17	11.48	(0.01)	0.87	0.86	(0.44)	(0.47)	(0.91)	11.43	8.12	119,103	0.92	0.98	(0.19)	12
Class R6
Year ended 10/31/21	10.37	(0.11)	2.30	2.19	(0.18)	-	(0.18)	12.38	21.26	49,008	0.95	0.97	(0.90)	16
Year ended 10/31/20	11.59	(0.02)	0.02	0.00	(0.72)	(0.50)	(1.22)	10.37	(0.21)	159,353	0.86	0.92	(0.15)	81
Year ended 10/31/19	10.40	0.15	1.04	1.19	-	-	-	11.59	11.44	255,753	0.87	0.92	1.32	11
Year ended 10/31/18	11.44	0.07	(0.41)	(0.34)	-	(0.70)	(0.70)	10.40	(3.24)	398,406	0.86	0.92	0.67	116
Year ended 10/31/17	11.49	(0.00)	0.87	0.87	(0.45)	(0.47)	(0.92)	11.44	8.20	320,060	0.85	0.91	(0.12)	12

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

21	Invesco Balanced-Risk Allocation Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts

22	Invesco Balanced-Risk Allocation Fund

of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its

23	Invesco Balanced-Risk Allocation Fund

obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

R.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”) Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.900%

Next $1.5 billion	0.875%

Next $2.5 billion	0.850%

Next $2.5 billion	0.825%

Next $2.5 billion	0.800%

Over $10 billion	0.775%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.89%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5

24	Invesco Balanced-Risk Allocation Fund

and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $450,493.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $138,619 in front-end sales commissions from the sale of Class A shares and $2,188 and $5,854 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$-	$815,203,647	$-	$815,203,647

Commodity-Linked Securities	-	84,042,982	-	84,042,982

Money Market Funds	1,342,527,925	-	-	1,342,527,925

Options Purchased	19,564,053	-	-	19,564,053

Total Investments in Securities	1,362,091,978	899,246,629	-	2,261,338,607

Other Investments - Assets*

Futures Contracts	15,771,744	-	-	15,771,744

Swap Agreements	-	11,663,725	-	11,663,725

	15,771,744	11,663,725	-	27,435,469

25	Invesco Balanced-Risk Allocation Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(57,906,120)	$-	$-	$(57,906,120)

Swap Agreements	-	(7,968,091)	-	(7,968,091)

	(57,906,120)	(7,968,091)	-	(65,874,211)

Total Other Investments	(42,134,376)	3,695,634	-	(38,438,742)

Total Investments	$1,319,957,602	$902,942,263	$-	$2,222,899,865

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value

Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$5,372,946	$10,398,798	$-	$15,771,744

Unrealized appreciation on swap agreements – OTC	534,178	11,129,547	-	11,663,725

Options purchased, at value – Exchange-Traded(b)	-	19,564,053	-	19,564,053

Total Derivative Assets	5,907,124	41,092,398	-	46,999,522

Derivatives not subject to master netting agreements	(5,372,946)	(29,962,851)	-	(35,335,797)

Total Derivative Assets subject to master netting agreements	$534,178	$11,129,547	$-	$11,663,725

	Value

Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(907,648)	$(3,993,277)	$(53,005,195)	$(57,906,120)

Unrealized depreciation on swap agreements – OTC	(7,968,091)	-	-	(7,968,091)

Total Derivative Liabilities	(8,875,739)	(3,993,277)	(53,005,195)	(65,874,211)

Derivatives not subject to master netting agreements	907,648	3,993,277	53,005,195	57,906,120

Total Derivative Liabilities subject to master netting agreements	$(7,968,091)	$-	$-	$(7,968,091)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

26	Invesco Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged

Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund

BNP Paribas S.A.	$3,077,236	$(545)	$3,076,691	$-	$-	$3,076,691

Citibank, N.A.	919,302	(1,944)	917,358	-	-	917,358

Goldman Sachs International	3,196,155	(43,712)	3,152,443	-	-	3,152,443

JPMorgan Chase Bank, N.A.	3,970,889	(59,888)	3,911,001	-	-	3,911,001

Merrill Lynch International	33,672	(15,490)	18,182	-	-	18,182

Subtotal-Fund	11,197,254	(121,579)	11,075,675	-	-	11,075,675

Subsidiary

Barclays Bank PLC	-	(1,948,526)	(1,948,526)	-	1,600,000	(348,526)

Canadian Imperial Bank of Commerce	-	(253,682)	(253,682)	-	-	(253,682)

Cargill, Inc.	534,178	(4,785)	529,393	-	(529,393)	-

JPMorgan Chase Bank, N.A.	-	(505,731)	(505,731)	-	-	(505,731)

Macquarie Bank Ltd.	-	(631,286)	(631,286)	-	631,286	-

Merrill Lynch International	809,225	(846,464)	(37,239)	-	-	(37,239)

Morgan Stanley Capital Services LLC	-	(4,646,070)	(4,646,070)	-	4,280,000	(366,070)

Royal Bank of Canada	1,469,221	(19,736)	1,449,485	-	(1,210,000)	239,485

Subtotal – Subsidiary	2,812,624	(8,856,280)	(6,043,656)	-	4,771,893	(1,271,763)

Total	$14,009,878	$(8,977,859)	$5,032,019	$-	$4,771,893	$9,803,912

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations

	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$102,753,188	$207,427,189	$(45,331,709)	$264,848,668

Options purchased(a)	-	(15,372,644)	-	(15,372,644)

Swap agreements	95,270,602	63,702,802	-	158,973,404

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	31,383,973	47,308,542	(49,600,277)	29,092,238

Options purchased(a)	-	(11,115,741)	-	(11,115,741)

Swap agreements	(5,192,109)	11,843,664	-	6,651,555

Total	$224,215,654	$303,793,812	$(94,931,986)	$433,077,480

(a)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Equity Options Purchased	Swap Agreements

Average notional value	$2,391,481,851	$381,360,958	$945,828,689

Average contracts	-	3,878	-

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,487.

27	Invesco Balanced-Risk Allocation Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$30,305,991	$243,550,510

Long-term capital gain	-	83,379,079

Total distributions	$30,305,991	$326,929,589

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$427,795,651

Undistributed long-term capital gain	68,549,294

Net unrealized appreciation (depreciation) – investments	(40,766,657)

Net unrealized appreciation – foreign currencies	392,523

Temporary book/tax differences	(495,551)

Shares of beneficial interest	1,951,534,934

Total net assets	$2,407,010,194

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts, options contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $101,892,703 and $197,451,267, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$33,483,883

Aggregate unrealized (depreciation) of investments	(74,250,540)

Net unrealized appreciation (depreciation) of investments	$(40,766,657)

Cost of investments for tax purposes is $2,263,666,522.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income from the Subsidiary, on October 31, 2021, undistributed net investment income (loss) was increased by $306,240,079, undistributed net realized gain was decreased by $323,027,080 and shares of beneficial interest was increased by $16,787,001. This reclassification had no effect on the net assets of the Fund.

28	Invesco Balanced-Risk Allocation Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020

	Shares	Amount	Shares	Amount

Sold:
Class A	7,717,868	$ 89,718,206	7,107,305	$ 71,873,755

Class C	1,858,756	20,404,306	1,656,939	15,825,366

Class R	395,503	4,525,565	292,882	2,883,276

Class Y	19,773,947	234,498,165	18,135,475	186,756,543

Class R5	128,696	1,486,744	243,036	2,494,331

Class R6	1,393,714	16,794,691	2,603,988	26,720,621

Issued as reinvestment of dividends:
Class A	882,471	9,645,406	8,746,225	90,261,045

Class C	121,143	1,251,404	4,751,227	46,324,464

Class R	13,746	147,216	180,893	1,828,830

Class Y	1,089,355	12,124,526	10,721,775	112,685,854

Class R5	22,093	245,897	443,344	4,659,542

Class R6	229,616	2,562,519	2,471,900	26,053,833

Automatic conversion of Class C shares to Class A shares:
Class A	18,455,595	209,165,274	6,307,863	64,062,372

Class C	(19,548,435)	(209,165,274)	(6,705,229)	(64,062,372)

Reacquired:
Class A	(18,796,945)	(217,287,141)	(25,451,775)	(257,145,580)

Class C	(4,412,659)	(47,520,768)	(12,275,586)	(116,535,936)

Class R	(451,008)	(5,037,418)	(590,019)	(5,797,409)

Class Y	(31,568,339)	(372,296,789)	(55,991,394)	(573,574,806)

Class R5	(313,605)	(3,631,042)	(3,101,774)	(31,991,783)

Class R6	(13,027,447)	(151,290,856)	(11,778,479)	(121,637,681)

Net increase (decrease) in share activity	(36,035,935)	$(403,659,369)	(52,231,404)	$(518,315,735)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29	Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30	Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,034.20	$6.87	$1,018.45	$6.82	1.34%
Class C	1,000.00	1,030.90	10.80	1,014.57	10.71	2.11
Class R	1,000.00	1,033.20	8.15	1,017.19	8.08	1.59
Class Y	1,000.00	1,035.20	5.59	1,019.71	5.55	1.09
Class R5	1,000.00	1,036.10	5.44	1,019.86	5.40	1.06
Class R6	1,000.00	1,036.80	5.49	1,019.81	5.45	1.07

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31	Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Balanced-Risk Allocation Style Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee

32	Invesco Balanced-Risk Allocation Fund

rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and its total expense ratio were in the fourth quintile of its expense group, and its actual management fees were in the fifth quintile of its expense group, and discussed with management reasons for such relative actual and contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. Invesco Advisers noted that the Fund does not engage in securities lending arrangements to any significant degree.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

33	Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$16,787,000
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	29.89%
Qualified Business Income*	0.00%
Business Interest Income*	15.59%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34	Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Balanced-Risk Allocation Fund

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	IBRA-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Balanced-Risk Commodity Strategy Fund

Nasdaq:

A: BRCAX ∎ C: BRCCX ∎ R: BRCRX ∎ Y: BRCYX ∎ R5: BRCNX ∎ R6: IBRFX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Consolidated Schedule of Investments

14	Consolidated Financial Statements

17	Consolidated Financial Highlights

18	Notes to Consolidated Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Fund Expenses

28	Approval of Investment Advisory and Sub-Advisory Contracts

30	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Balanced-Risk Commodity Strategy Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Commodity Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

detracted despite an overweight to copper as tactical positioning in nickel and zinc countered copper’s gains.

    The Fund’s strategic exposure to precious metals detracted from overall results as gold declined due to waning demand for safe-haven assets, given optimism over rising economic prospects. A rise in the dollar later in the fiscal year created additional headwinds as US growth accelerated faster than other global regions, leading to higher demand for the US currency. Silver countered gold with a small gain as the monetary metal benefited from its crossover use as an industrial metal. Tactical exposure to precious metals proved unfavorable as choppy price action in gold across the reporting period led to periodic overweight positions.

    Please note that our strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity-linked notes. Therefore, all or most of the strategy performance, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Commodity Strategy Fund.

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	38.10%
Class C Shares	37.02
Class R Shares	37.72
Class Y Shares	38.38
Class R5 Shares	38.36
Class R6 Shares	38.46
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	43.94
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The fiscal year ended October 31, 2021, delivered high returns for commodity investors as the announcement and subsequent availability of coronavirus (COVID-19) vaccines allowed for a revival of economic activity that elevated demand for natural resources. The Fund invests with a long bias in four commodity complexes – agriculture, energy, industrial metals and precious metals – and makes tactical adjustments on a monthly basis to try and take advantage of short-term market dynamics. The economic recovery resulted in three of these four commodity complexes providing positive returns for the fiscal year with energy significantly outperforming the others. The Fund’s ability to tactically adjust its exposure to assets detracted from performance over the fiscal year mainly due to the Fund being overweight gold and underweight energy in the latter part of the fiscal year. Overall, the Fund underperformed the Bloomberg Commodity Index, primarily due to the monthly tactical positioning as well as the Fund’s strategic positioning in agriculture, which was underweight corn and wheat and overweight soybeans and soymeal.

    Strategic positioning in energy was the primary contributor to the Fund’s results over the fiscal year as oil production remained below pre-COVID levels while demand increased as the global economy recovered. Energy output remained curtailed as OPEC (Oil Petroleum Export Countries) plus Russia were able to maintain the production cuts due to uncertainty over demand given recurring waves of COVID-19 infection. Oil and natural gas production in the US also remained below pre-COVID levels as producers have implemented stricter capital discipline just as investor interest in heavy carbon-based industries has declined. The top contributors were oil exposures including Brent and WTI along with one of their primary distillates, unleaded gasoline. Tactical positioning in energy detracted from results as the strategy held an average underweight position in natural gas, heating oil and gas oil across the fiscal year.

    The Fund’s strategic positioning within agriculture contributed to its absolute performance as the sub-complex benefited from gains in cotton, coffee, soybeans, soybean oil and corn. While supply bottlenecks resulting from labor shortages and transportation issues captured the headlines, weather was the principal driver of agricultural commodities during the fiscal year. La Nina tilde weather phenomenon in the Pacific Ocean that results in cooler water temperatures was blamed for drought conditions in South America and the Western United States that led to curtailed production of crops such as cotton, coffee, sugar and grains such as corn and wheat. La Nina weather pattern was also given credit for heavy rains in Southeast Asia during the summer of 2020 that resulted in a series of typhoons that decimated Chinese agriculture and forced the country to make large purchases across global markets in order to restock their food supplies. Tactical positioning in agriculture was a positive contributor due to overweight positions early in the fiscal year as a combination of poor weather and Chinese demand led to higher prices in this commodity complex.

    Strategic positioning in industrial metals was another key contributor as gains from copper outpaced aluminum. The primary catalyst propelling industrial metals was accelerating Chinese economic growth early in the fiscal year that subsequently transitioned into rising growth across other global regions. Copper was the leading contributor as its price reached multi-year highs due to COVID-induced mining restrictions that hampered supply while demand increased from both economic reopening and enthusiasm for green energy infrastructure projects and initiatives. Tactical exposure to industrial metals

2                      Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1   Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3                      Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges
Class A Shares
Inception (11/30/10)	-2.08%
10 Years	-2.62
5 Years	2.78
1 Year	30.46
Class C Shares
Inception (11/30/10)	-2.11%
10 Years	-2.64
5 Years	3.19
1 Year	36.02
Class R Shares
Inception (11/30/10)	-1.77%
10 Years	-2.29
5 Years	3.75
1 Year	37.72
Class Y Shares
Inception (11/30/10)	-1.30%
10 Years	-1.82
5 Years	4.22
1 Year	38.38
Class R5 Shares
Inception (11/30/10)	-1.25%
10 Years	-1.76
5 Years	4.27
1 Year	38.36
Class R6 Shares
10 Years	-1.75%
5 Years	4.32
1 Year	38.46

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Balanced-Risk Commodity Strategy Fund

Supplemental Information

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                      Invesco Balanced-Risk Commodity Strategy Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of October 31, 2021

Asset Class	Target Risk Contribution*	Notional Asset Weights**

Agriculture	19.52%	14.50%
Energy	42.16	24.43
Industrial Metals	19.28	17.80
Precious Metals	19.04	22.92
Total	100.00%	79.65%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

6                      Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2021

Interest Rate		Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-28.59%
U.S. Treasury Bills-9.51%(a)
U.S. Treasury Bills	0.03%-0.05%	12/02/2021	$75,700	$75,697,601
U.S. Treasury Bills	0.04%	12/09/2021	75,700	75,697,039
				151,394,640
U.S. Treasury Notes-19.08%(b)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)	0.20%	01/31/2022	101,100	101,138,330
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)	0.16%	04/30/2022	101,100	101,155,597
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)	0.11%	07/31/2022	101,600	101,636,840
				303,930,767
Total U.S. Treasury Securities (Cost $455,273,280)				455,325,407
		Expiration Date
Commodity-Linked Securities-8.20%
Barclays Bank PLC (United Kingdom), U.S. Federal Funds Effective Rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3)(c)(d)		11/16/2021	15,070	39,804,089
Barclays Bank PLC (United Kingdom), U.S. Federal Funds Effective Rate minus 0.06% (linked to the Barclays Gold Nearby Total Return Index, multiplied by 2.5)(c)		11/21/2022	20,000	19,609,524
Canadian Imperial Bank of Commerce (Canada), U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 27 Excess Return Index)(c)(e)		08/26/2022	25,100	33,510,667
Citigroup Global Markets Holdings, Inc., 1 month USD LIBOR minus 0.03% (linked to the S&P GSCI Gold Excess Return Index, multiplied by 2.5)(c)		10/27/2022	36,000	37,649,308
Total Commodity-Linked Securities (Cost $96,170,000)				130,573,588
			Shares
Money Market Funds-59.26%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)(g)			219,699,971	219,699,971
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(f)(g)			155,921,716	155,968,493
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.01%(f)(g)			317,059,908	317,059,908
Invesco Treasury Portfolio, Institutional Class, 0.01%(f)(g)			251,085,682	251,085,682
Total Money Market Funds (Cost $943,828,954)				943,814,054
TOTAL INVESTMENTS IN SECURITIES-96.05% (Cost $1,495,272,234)				1,529,713,049
OTHER ASSETS LESS LIABILITIES-3.95%				62,842,112
NET ASSETS-100.00%				$1,592,555,161

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

USD    - U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                      Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $130,573,588, which represented 8.20% of the Fund’s Net Assets.

(d)

Barclays Diversified Energy-Metals Total Return Index - a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline, and WTI Crude Oil.

(e)

Canadian Imperial Bank of Commerce Custom 27 Excess Return Index – a basket of indices that provide exposure to various components of energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, British Gas Oil, Gold, LME Copper, Silver, Unleaded Gasoline and WTI Crude Oil.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$96,852,586	$373,537,089	$(250,689,704)	$-	$-	$219,699,971	$44,429
Invesco Liquid Assets Portfolio, Institutional Class	69,388,895	265,659,726	(179,064,074)	(38,333)	22,279	155,968,493	26,082
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	77,897,397	793,719,952	(554,557,441)	-	-	317,059,908	48,001
Invesco Treasury Portfolio, Institutional Class	110,688,670	426,899,530	(286,502,518)	-	-	251,085,682	19,825
Total	$354,827,548	$1,859,816,297	$(1,270,813,737)	$(38,333)	$22,279	$943,814,054	$138,337

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Coffee ’C’	652	December-2021	$49,865,775	$5,335,138	$5,335,138
Corn	225	December-2021	6,392,813	35,374	35,374
Cotton No. 2	1,216	December-2021	69,828,800	17,321,498	17,321,498
Gasoline Reformulated Blendstock Oxygenate Blending	880	November-2021	87,584,112	(1,535,833)	(1,535,833)
Lean Hogs	500	December-2021	15,215,000	(1,298,116)	(1,298,116)
LME Nickel	301	December-2021	35,191,716	1,911,951	1,911,951
Soybeans	1,431	July-2022	91,118,925	1,976,620	1,976,620
Wheat	870	December-2021	33,614,625	2,293,713	2,293,713
Subtotal–Long Futures Contracts				26,040,345	26,040,345

Short Futures Contracts
Commodity Risk
LME Nickel	301	December-2021	(35,191,716)	(395,368)	(395,368)
Total Futures Contracts				$25,644,977	$25,644,977

(a)	Futures contracts collateralized by $47,730,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                      Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Corn Seasonal Excess Return Index	0.38%	Monthly	703,000	January–2022	USD	21,417,036	$–	$1,731,278	$1,731,278
Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.30	Monthly	5,850	November–2021	USD	4,550,084	–	229,948	229,948
Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Excess Return Index	0.30	Monthly	42,900	November–2021	USD	13,520,703	–	248,683	248,683
BNP Paribas S.A.	Receive	BNP Paribas Strategy DSCO Index	0.25	Monthly	85,600	August–2022	USD	39,554,151	–	116,912	116,912
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Natural Gas Standard Roll Excess Return Index	0.10	Monthly	98,000	February–2022	USD	4,960,495	–	67,689	67,689
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	685,000	December–2021	USD	40,996,873	–	938,854	938,854
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.42	Monthly	58,200	December–2021	USD	50,414,213	–	2,099,932	2,099,932
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Aluminum type A Excess Return Index	0.14	Monthly	69,000	December–2021	USD	5,357,464	–	296,086	296,086
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity GasOil type A Excess Return Index	0.06	Monthly	49,000	February–2022	USD	6,730,258	–	230,565	230,565
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Nickel type A Excess Return Index	0.17	Monthly	443,000	February–2022	USD	56,913,362	–	2,499,672	2,499,672
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Zinc type A Excess Return Index	0.12	Monthly	323,000	February–2022	USD	70,038,706	–	1,562,609	1,562,609
Merrill Lynch International	Pay	Merrill Lynch Gold Excess Return Index	0.00	Monthly	94,500	February–2022	USD	19,510,565	–	0	0
Merrill Lynch International	Pay	MLCX2CCER Excess Return Index	0.00	Monthly	570,000	December–2021	USD	33,384,786	–	0	0
Merrill Lynch International	Pay	MLCX2KCE Excess Return Index	0.00	Monthly	2,385,000	February–2022	USD	28,351,687	–	0	0
Merrill Lynch International	Pay	MLCX2LCER Excess Return Index	0.00	Monthly	420,000	May–2022	USD	24,761,772	–	0	0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                      Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Merrill Lynch International	Receive	Merrill Lynch Soybean Meal Index	0.30%	Monthly	88,400	February–2022	USD	52,521,242	$–	$0	$0
Merrill Lynch International	Receive	MLCIRXB6 Excess Return Index	0.21	Monthly	192,500	February–2022	USD	24,307,976	–	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	89,150	February–2022	USD	78,250,289	–	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	421,000	February–2022	USD	37,462,264	–	0	0
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	147,900	December–2021	USD	60,364,571	–	0	0
Subtotal – Appreciation									–	10,022,228	10,022,228
Commodity Risk
Barclays Bank PLC	Receive	Barclays Heating Oil Roll Yield Excess Return Index	0.37	Monthly	8,500	November–2021	USD	2,177,171	–	(83,007)	(83,007)
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	213,100	November–2021	USD	79,083,690	–	(1,552,306)	(1,552,306)
Canadian Imperial Bank of Commerce	Pay	CIBC Silver Index	0.10	Monthly	67,500	February–2022	USD	7,851,971	–	(444,818)	(444,818)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	443,500	February–2022	USD	51,133,865	–	(323,223)	(323,223)
Goldman Sachs International	Receive	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index	0.37	Monthly	119,200	December–2021	USD	28,752,828	–	(826,056)	(826,056)
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	13,000	March–2022	USD	2,978,308	–	(53,386)	(53,386)
J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	376,000	March–2022	USD	49,877,829	–	(344,341)	(344,341)
Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	1,428,000	February–2022	USD	93,309,376	–	(4,899,325)	(4,899,325)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	474,200	February–2022	USD	121,322,221	–	(3,172,161)	(3,172,161)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2KW0 Index	0.05	Monthly	93,500	December–2021	USD	22,311,419	–	(1,094,717)	(1,094,717)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2SM0 Index	0.03	Monthly	11,200	July–2022	USD	4,114,173	–	(159,083)	(159,083)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                      Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2WH0 Index	0.05%	Monthly	108,100	May–2022	USD	36,408,156	$–	$(1,804,956)	$(1,804,956)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Soybean Oil Dynamic Roll Index	0.30	Monthly	281,000	April–2022	USD	69,661,080	–	(351,924)	(351,924)
UBS AG	Receive	UBS Modified Roll Select Heating Oil Strategy	0.30	Monthly	348,000	January–2022	USD	25,274,544	–	(370,446)	(370,446)
Subtotal – Depreciation									–	(15,479,749)	(15,479,749)
Total – Total Return Swap Agreements									$–	$(5,457,521)	$(5,457,521)
(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $6,360,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Corn Seasonal Excess Return Index

	Long Futures Contracts

	Corn	100.00%

Barclays Soybean Meal S2 Nearby Excess Return Index	Long Futures Contracts

	Soybean Meal	100.00%

Barclays Soybeans Seasonal Excess Return Index

	Long Futures Contracts

	Soybeans	100.00%

BNP Paribas Strategy DSCO Index

	Long Futures Contracts

	Brent Crude	100.00%

Canadian Imperial Bank of Commerce Natural Gas Standard Roll Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index

	Long Futures Contracts

	Cotton	100.00%

S&P GSCI Soybean Meal Excess Return Index

	Long Futures Contract

	Soybean Meal	100.00%

Macquarie Single Commodity Aluminum type A Excess Return Index

	Long Futures Contracts

	Aluminum	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                      Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Macquarie Single Commodity GasOil type A Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

Macquarie Single Commodity Nickel type A Excess Return Index	Long Futures Contracts

	Nickel	100.00%

Macquarie Single Commodity Zinc type A Excess Return Index

	Long Futures Contracts

	Zinc	100.00%

Merrill Lynch Gold Excess Return Index

	Long Futures Contracts

	Gold	100.00%

Merrill Lynch Soybean Meal Excess Return Index

	Long Futures Contracts

	Soybean Meal	100.00%

MLCX2CCER Excess Return Index

	Long Futures Contracts

	Cocoa	100.00%

MLCX2KCE Excess Return Index

	Long Futures Contracts

	Coffee	100.00%

MLCX2LCER Excess Return Index

	Long Futures Contracts

	Live Cattle	100.00%

MLCIRXB6 Excess Return Index

	Long Futures Contracts

	Unleaded Gasoline	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index

	Long Futures Contracts

	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

RBC Enhanced Brent Crude Oil 01 Excess Return Index

	Long Futures Contracts

	Brent Crude	100.00%

Barclays Heating Oil Roll Yield Excess Return Index

	Long Futures Contracts

	Heating Oil	100.00%

Barclays WTI Crude Roll Yield Excess Return Index

	Long Futures Contracts

	WTI Crude	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                      Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

CIBC Silver Index

	Long Futures Contracts

	Silver	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2

	Long Futures Contracts

	Copper	100.00%

Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index

	Long Futures Contracts

	Sugar	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

S&P GSCI Gold Index Excess Return

	Long Futures Contracts

	Gold	100.00%

Macquarie Aluminum Dynamic Selection Index

	Long Futures Contracts

	Aluminum	100.00%

Macquarie Single Commodity Silver type A Excess Return Index

	Long Futures Contracts

	Silver	100.00%

Morgan Stanley MSCY2KW0 Index

	Long Futures Contracts

	Kansas Wheat	100.00%

Morgan Stanley MSCY2SM0 Index

	Long Futures Contracts

	Soybean Meal	100.00%

Morgan Stanley MSCY2WH0 Index

	Long Futures Contracts

	Wheat	100.00%

MS Soybean Oil Dynamic Roll Excess Return Index

	Long Futures Contracts

	Soybean Oil	100.00%

UBS Modified Roll Select Heating Oil Strategy

	Long Futures Contracts

	Heating Oil	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                      Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $551,443,280)	$585,898,995
Investments in affiliated money market funds, at value (Cost $943,828,954)	943,814,054
Other investments:
Variation margin receivable – futures contracts	2,540,281
Unrealized appreciation on LME futures contracts	1,911,951
Swaps receivable – OTC	12,254,833
Unrealized appreciation on swap agreements – OTC	10,022,228
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	47,730,000
Cash collateral – OTC Derivatives	6,360,000
Cash	4,149,866
Receivable for:
Fund shares sold	4,865,795
Dividends	11,377
Interest	160,102
Investment for trustee deferred compensation and retirement plans	81,649
Other assets	59,229
Total assets	1,619,860,360

Liabilities:
Other investments:
Swaps payable – OTC	4,292,021
Unrealized depreciation on LME futures contracts	395,368
Unrealized depreciation on swap agreements–OTC	15,479,749
Payable for:
Fund shares reacquired	2,616,257
Accrued fees to affiliates	921,848
Accrued other operating expenses	3,468,034
Trustee deferred compensation and retirement plans	131,922
Total liabilities	27,305,199
Net assets applicable to shares outstanding	$1,592,555,161

Net assets consist of:
Shares of beneficial interest	$1,380,799,117
Distributable earnings	211,756,044
$1,592,555,161

Net Assets:
Class A	$45,976,009
Class C	$17,124,780
Class R	$2,931,837
Class Y	$896,761,646
Class R5	$156,984,683
Class R6	$472,776,206

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,737,532
Class C	2,302,195
Class R	373,663
Class Y	109,066,086
Class R5	19,009,280
Class R6	57,107,490
Class A:
Net asset value per share	$8.01
Maximum offering price per share (Net asset value of $8.01 ÷ 94.50%)	$8.48
Class C:
Net asset value and offering price per share	$7.44
Class R:
Net asset value and offering price per share	$7.85
Class Y:
Net asset value and offering price per share	$8.22
Class R5:
Net asset value and offering price per share	$8.26
Class R6:
Net asset value and offering price per share	$8.28

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2021

Investment income:

Interest	$ 328,789
Dividends from affiliated money market funds	138,337
Total investment income	467,126

Expenses:
Advisory fees	11,182,687
Administrative services fees	135,907
Custodian fees	32,003
Distribution fees:
Class A	90,798
Class C	111,298
Class R	10,824
Transfer agent fees – A, C, R and Y	2,139,925
Transfer agent fees – R5	157,760
Transfer agent fees – R6	47,381
Trustees’ and officers’ fees and benefits	33,512
Registration and filing fees	112,956
Reports to shareholders	200,174
Professional services fees	77,889
Taxes	7,991
Other	28,066
Total expenses	14,369,171
Less: Fees waived and/or expenses reimbursed	(2,314,519)
Net expenses	12,054,652
Net investment income (loss)	(11,587,526)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	17,827,536
Affiliated investment securities	22,279
Futures contracts	71,487,990
Swap agreements	133,141,709
222,479,514
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	38,180,134
Affiliated investment securities	(38,333)
Futures contracts	26,202,420
Swap agreements	(2,165,632)
62,178,589
Net realized and unrealized gain	284,658,103
Net increase in net assets resulting from operations	$273,070,577

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020
Operations:
Net investment income (loss)	$(11,587,526)	$(2,068,968)
Net realized gain (loss)	222,479,514	(85,907,069)
Change in net unrealized appreciation (depreciation)	62,178,589	(6,772,510)
Net increase (decrease) in net assets resulting from operations	273,070,577	(94,748,547)

Distributions to shareholders from distributable earnings:
Class A	–	(211,528)
Class C	–	(51,760)
Class R	–	(12,431)
Class Y	–	(6,489,285)
Class R5	–	(1,288,903)
Class R6	–	(1,001,608)
Total distributions from distributable earnings	–	(9,055,515)

Share transactions-net:
Class A	20,958,217	(5,491,259)
Class C	10,493,372	(1,246,180)
Class R	748,742	308,118
Class Y	439,936,930	(321,224,906)
Class R5	(43,724,049)	14,236,642
Class R6	286,291,421	3,221,228
Net increase (decrease) in net assets resulting from share transactions	714,704,633	(310,196,357)
Net increase (decrease) in net assets	987,775,210	(414,000,419)

Net assets:
Beginning of year	604,779,951	1,018,780,370
End of year	$1,592,555,161	$604,779,951

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/21	$5.81	$(0.10)	$2.30	$2.20	$–	$–	$–	$8.01	37.87%	$45,976	1.33%		1.67%		(1.29)%	14%
Year ended 10/31/20	6.22	(0.03)	(0.32)	(0.35)	(0.06)	–	(0.06)	5.81	(5.75)	17,291	1.31		1.73		(0.51)	186
Year ended 10/31/19	6.50	0.05	(0.32)	(0.27)	(0.01)	(0.00)	(0.01)	6.22	(4.15)	24,633	1.31	(d)	1.58	(d)	0.79 (d)	9
Year ended 10/31/18	6.70	0.01	(0.21)	(0.20)	–	–	–	6.50	(2.98)	34,543	1.42		1.51		0.14	96
Year ended 10/31/17	6.84	(0.05)	0.08	0.03	(0.17)	–	(0.17)	6.70	0.47	56,532	1.49		1.56		(0.78)	10
Class C
Year ended 10/31/21	5.43	(0.14)	2.15	2.01	–	–	–	7.44	37.02	17,125	2.08		2.42		(2.04)	14
Year ended 10/31/20	5.87	(0.07)	(0.32)	(0.39)	(0.05)	–	(0.05)	5.43	(6.63)	4,393	2.06		2.48		(1.26)	186
Year ended 10/31/19	6.16	0.00	(0.29)	(0.29)	–	(0.00)	(0.00)	5.87	(4.66)	6,083	2.06	(d)	2.33	(d)	0.04 (d)	9
Year ended 10/31/18	6.40	(0.04)	(0.20)	(0.24)	–	–	–	6.16	(3.75)	9,555	2.17		2.26		(0.61)	96
Year ended 10/31/17	6.57	(0.10)	0.08	(0.02)	(0.15)	–	(0.15)	6.40	(0.34)	7,086	2.24		2.31		(1.53)	10
Class R
Year ended 10/31/21	5.70	(0.11)	2.26	2.15	–	–	–	7.85	37.72	2,932	1.58		1.92		(1.54)	14
Year ended 10/31/20	6.12	(0.04)	(0.33)	(0.37)	(0.05)	–	(0.05)	5.70	(6.03)	1,603	1.56		1.98		(0.76)	186
Year ended 10/31/19	6.40	0.03	(0.30)	(0.27)	(0.01)	(0.00)	(0.01)	6.12	(4.25)	1,404	1.56	(d)	1.83	(d)	0.54 (d)	9
Year ended 10/31/18	6.62	(0.01)	(0.21)	(0.22)	–	–	–	6.40	(3.32)	1,622	1.67		1.76		(0.11)	96
Year ended 10/31/17	6.76	(0.07)	0.09	0.02	(0.16)	–	(0.16)	6.62	0.35	1,683	1.74		1.81		(1.03)	10
Class Y
Year ended 10/31/21	5.94	(0.08)	2.36	2.28	–	–	–	8.22	38.38	896,762	1.08		1.42		(1.04)	14
Year ended 10/31/20	6.36	(0.01)	(0.35)	(0.36)	(0.06)	–	(0.06)	5.94	(5.74)	316,851	1.06		1.48		(0.26)	186
Year ended 10/31/19	6.63	0.07	(0.33)	(0.26)	(0.01)	(0.00)	(0.01)	6.36	(3.84)	726,446	1.06	(d)	1.33	(d)	1.04 (d)	9
Year ended 10/31/18	6.82	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.63	(2.77)	1,327,952	1.17		1.26		0.39	96
Year ended 10/31/17	6.95	(0.04)	0.10	0.06	(0.19)	–	(0.19)	6.82	0.80	577,236	1.24		1.31		(0.53)	10
Class R5
Year ended 10/31/21	5.97	(0.08)	2.37	2.29	–	–	–	8.26	38.36	156,985	1.08		1.17		(1.04)	14
Year ended 10/31/20	6.38	(0.02)	(0.33)	(0.35)	(0.06)	–	(0.06)	5.97	(5.57)	148,151	1.06		1.28		(0.26)	186
Year ended 10/31/19	6.65	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.38	(3.79)	140,393	1.06	(d)	1.17	(d)	1.04 (d)	9
Year ended 10/31/18	6.84	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.65	(2.74)	167,687	1.11		1.19		0.45	96
Year ended 10/31/17	6.97	(0.03)	0.09	0.06	(0.19)	–	(0.19)	6.84	0.83	205,568	1.16		1.23		(0.45)	10
Class R6
Year ended 10/31/21	5.98	(0.08)	2.38	2.30	–	–	–	8.28	38.46	472,776	1.04		1.08		(1.00)	14
Year ended 10/31/20	6.40	(0.02)	(0.34)	(0.36)	(0.06)	–	(0.06)	5.98	(5.71)	116,491	1.06		1.19		(0.26)	186
Year ended 10/31/19	6.67	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.40	(3.72)	119,820	1.01	(d)	1.08	(d)	1.09 (d)	9
Year ended 10/31/18	6.86	0.04	(0.23)	(0.19)	(0.00)	–	(0.00)	6.67	(2.72)	19,244	1.01		1.09		0.55	96
Year ended 10/31/17	6.98	(0.02)	0.09	0.07	(0.19)	–	(0.19)	6.86	1.04	12,293	1.08		1.15		(0.37)	10

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

18                      Invesco Balanced-Risk Commodity Strategy Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Futures Contracts - The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME

19                      Invesco Balanced-Risk Commodity Strategy Fund

contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
K.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

20                      Invesco Balanced-Risk Commodity Strategy Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”) Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	1.050%

Next $250 million	1.025%

Next $500 million	1.000%

Next $1.5 billion	0.975%

Next $2.5 billion	0.950%

Next $2.5 billion	0.925%

Next $2.5 billion	0.900%

Over $10 billion	0.875%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 1.01%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $399,722 and reimbursed class level expenses of $108,611, $33,283, $6,474, $1,687,200, $79,229 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $31,771 in front-end sales commissions from the sale of Class A shares and $0 and $2,628 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

21                      Invesco Balanced-Risk Commodity Strategy Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$–	$455,325,407	$–	$455,325,407
Commodity-Linked Securities	–	130,573,588	–	130,573,588
Money Market Funds	943,814,054	–	–	943,814,054
Total Investments in Securities	943,814,054	585,898,995	–	1,529,713,049
Other Investments - Assets*
Futures Contracts	28,874,294	–	–	28,874,294
Swap Agreements	–	10,022,228	–	10,022,228
	28,874,294	10,022,228	–	38,896,522
Other Investments - Liabilities*
Futures Contracts	(3,229,317)	–	–	(3,229,317)
Swap Agreements	–	(15,479,749)	–	(15,479,749)
	(3,229,317)	(15,479,749)	–	(18,709,066)
Total Other Investments	25,644,977	(5,457,521)	–	20,187,456
Total Investments	$969,459,031	$580,441,474	$–	$1,549,900,505

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

Value
Derivative Assets	Commodity Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$28,874,294
Unrealized appreciation on swap agreements – OTC	10,022,228
Total Derivative Assets	38,896,522
Derivatives not subject to master netting agreements	(28,874,294)
Total Derivative Assets subject to master netting agreements	$10,022,228

Value
Derivative Liabilities	Commodity Risk
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(3,229,317)
Unrealized depreciation on swap agreements – OTC	(15,479,749)
Total Derivative Liabilities	(18,709,066)
Derivatives not subject to master netting agreements	3,229,317
Total Derivative Liabilities subject to master netting agreements	$(15,479,749)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

22                      Invesco Balanced-Risk Commodity Strategy Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$2,209,909	$(1,654,527)	$555,382	$–	$(555,382)	$–
BNP Paribas S.A.	116,912	(5,316)	111,596	(111,596)	–	–
Canadian Imperial Bank of Commerce	67,689	(777,411)	(709,722)	–	80,000	(629,722)
Goldman Sachs International	3,038,786	(859,879)	2,178,907	–	(1,570,000)	608,907
J.P. Morgan Chase Bank, N.A.	–	(399,134)	(399,134)	–	–	(399,134)
Macquarie Bank Ltd.	4,588,932	(8,084,026)	(3,495,094)	–	2,160,000	(1,335,094)
Merrill Lynch International	8,400,751	(3,902,883)	4,497,868	–	(4,497,868)	–
Morgan Stanley Capital Services LLC	–	(3,419,696)	(3,419,696)	–	3,419,696	–
Royal Bank of Canada	3,854,082	(294,375)	3,559,707	–	(3,559,707)	–
UBS AG	–	(374,523)	(374,523)	–	280,000	(94,523)
Total	$22,277,061	$(19,771,770)	$2,505,291	$(111,596)	$(4,243,261)	$(1,849,566)

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Consolidated Statement of Operations
Commodity Risk
Realized Gain:
Futures contracts	$ 71,487,990
Swap agreements	133,141,709
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	26,202,420
Swap agreements	(2,165,632)
Total	$228,666,487

    The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements
Average notional value	$349,162,053	$1,024,625,705

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

23                      Invesco Balanced-Risk Commodity Strategy Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020
Ordinary income*	$–	$9,055,515

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed ordinary income	$213,792,284
Net unrealized appreciation – investments	35,949,773
Temporary book/tax differences	(103,513)
Capital loss carryforward	(37,882,500)
Shares of beneficial interest	1,380,799,117
Total net assets	$1,592,555,161

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$37,882,500	$–	$37,882,500

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $81,100,000 and $32,273,674, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$55,064,215
Aggregate unrealized (depreciation) of investments	(19,114,442)
Net unrealized appreciation of investments	$35,949,773

    Cost of investments for tax purposes is $1,513,950,732.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the Subsidiary, on October 31, 2021, undistributed net investment income (loss) was increased by $229,616,467, undistributed net realized gain (loss) was decreased by $229,608,478 and shares of beneficial interest was decreased by $7,989. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount
Sold:
Class A	5,621,619	$42,637,268	756,190	$4,401,337
Class C	1,726,047	12,129,709	152,804	776,428
Class R	182,131	1,380,411	124,074	689,942
Class Y	94,018,115	736,285,871	37,359,157	210,352,469
Class R5	1,368,949	10,698,962	4,395,064	23,590,286
Class R6	56,113,064	435,488,836	10,515,351	60,818,888

24                      Invesco Balanced-Risk Commodity Strategy Fund

	Summary of Share Activity
	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	-	$-	29,522	$183,627
Class C	-	-	7,770	45,452
Class R	-	-	2,021	12,372
Class Y	-	-	613,477	3,895,581
Class R5	-	-	202,006	1,288,797
Class R6	-	-	22,393	143,089

Automatic conversion of Class C shares to Class A shares:
Class A	49,518	364,740	6,222	34,121
Class C	(53,128)	(364,740)	(6,636)	(34,121)

Reacquired:
Class A	(2,912,281)	(22,043,791)	(1,772,050)	(10,110,344)
Class C	(179,974)	(1,271,597)	(381,574)	(2,033,939)
Class R	(89,754)	(631,669)	(74,231)	(394,196)
Class Y	(38,297,924)	(296,348,941)	(98,877,960)	(535,472,956)
Class R5	(7,184,371)	(54,423,011)	(1,772,658)	(10,642,441)
Class R6	(18,482,950)	(149,197,415)	(9,794,377)	(57,740,749)
Net increase (decrease) in share activity	91,879,061	$714,704,633	(58,493,435)	$(310,196,357)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 79% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                      Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Commodity Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26                      Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,040.30	$6.89	$1,018.45	$6.82	1.34%
Class C	1,000.00	1,036.20	10.73	1,014.67	10.61	2.09
Class R	1,000.00	1,039.70	8.17	1,017.19	8.08	1.59
Class Y	1,000.00	1,041.80	5.61	1,019.71	5.55	1.09
Class R5	1,000.00	1,041.60	5.61	1,019.71	5.55	1.09
Class R6	1,000.00	1,041.50	5.35	1,019.96	5.30	1.04

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                      Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Commodity Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee

28                      Invesco Balanced-Risk Commodity Strategy Fund

rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fourth quintile of its expense group and discussed with management reasons for such relative contractual management fees and total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. Invesco Advisers noted that the Fund does not engage in securities lending arrangements to any significant degree.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                      Invesco Balanced-Risk Commodity Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                      Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2                      Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)

Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None

Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3                      Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Russell C. Burk[2] – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4                      Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5                      Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                      Invesco Balanced-Risk Commodity Strategy Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	BRCS-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Core Bond Fund

Nasdaq:

A: OPIGX ∎ C: OPBCX ∎ R: OPBNX ∎ Y: OPBYX ∎ R5:TRTMX ∎ R6: OPBIX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
23	Financial Statements
26	Financial Highlights
27	Notes to Financial Statements
34	Auditor’s Report
35	Fund Expenses
36	Approval of Investment Advisory and Sub-Advisory Contracts
38	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Core Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Aggregate Bond Index.

   Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.15%
Class C Shares	-0.64
Class R Shares	-0.14
Class Y Shares	0.43
Class R5 Shares	0.46
Class R6 Shares	0.48
Bloomberg U.S. Aggregate Bond Index▼	-0.48
Bloomberg U.S. Credit Index▼	1.90
FTSE Broad Investment Grade Bond Index▼	-0.38
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Fixed income markets posted positive gains in the third quarter of 2020 primarily due to the Federal Reserve’s (Fed) continued accommodative pledge to keep interest rates low through 2023, extending central bank support of many fixed income asset classes. Additionally, the Fed announced a revised framework for interest rate policy by changing the way its inflation targets operate, aiming for lower volatility within interest rates. Corporate credit spreads rallied early in the quarter, however, US markets wobbled late in the quarter amid a resurgence in European coronavirus (COVID-19) cases, as well as questions over refreshed fiscal stimulus measures. Uncertainty regarding the 2020 US presidential election and concerns of smooth transitions of power dampened markets towards the end of the quarter. The unemployment rate fell to 7.9%,1 its lowest since the beginning of the COVID-19 pandemic.

US corporate markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”2 toward employment and inflation targets. Corporate issuance of investment grade credit slowed in the quarter, concluding a year of record issuance. US interest rate moves subtly affected fixed income valuations during the quarter. The two-year Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25 basis points, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).3 The yield curve, as measured by the yield differential between 2-

and 10-year Treasuries, steepened modestly during the quarter. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,3 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the quarter at 2.41%. Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.3

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021.4 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter and economically sensitive areas such as the consumer discretionary and technology sectors began to recover. With an inconsistent global vaccine rollout and the threat of COVID-19 variants on the rise, investors seem cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2021.

    The Fund, at NAV, generated positive returns for the fiscal year and outperformed its broad market/style-specific benchmark. Overweight exposure to investment grade was the most notable contributor to the Fund’s relative performance. Outperformance from the securitized sector was driven by tightening credit spreads and stronger technicals due in part to increased overseas demand for the asset class stemming from lower foreign currency hedging costs. Specifically, within securitized: Non-Agency RMBS, Conduit CMBS, Credit Card ABS, and Equipment ABS were the primary contributors to additive performance. Underperformance due to trading friction detracted most from performance. Security selection in financial institutions and technology, media, and telecom sectors also contributed to the Fund’s relative performance during the fiscal year while security selection in industrials and consumer noncyclical detracted from relative performance.

    Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s outperformance relative to its broad market/style-specific benchmark during the fiscal year. The Fund’s out-of-index exposure to US dollar-denominated emerging market (EM) corporate debt during the fiscal year also contributed to the Fund’s relative performance. Helping to support returns in US dollar-denominated EM corporate debt were very accommodative central bank policies.

    The Fund’s allocation to cash holdings slightly contributed to relative Fund performance during the fiscal year as a result of rising Treasury rates.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed-upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

    The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad

2	Invesco Core Bond Fund

market/style-specific benchmark during the fiscal year provided a small boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Core Bond Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Labor Statistics
2	Source: US Federal Reserve
3	Source: US Department of the Treasury
4	Source: US Bureau of Economic Analysis

Portfolio manager(s):

Matt Brill

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Core Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 10/31/11

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Core Bond Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (4/15/88)	4.29%
10 Years	3.55
5 Years	2.64
1 Year	-4.07

Class C Shares
Inception (7/11/95)	3.03%
10 Years	3.35
5 Years	2.69
1 Year	-1.61

Class R Shares
Inception (3/1/01)	2.33%
10 Years	3.69
5 Years	3.21
1 Year	-0.14

Class Y Shares
Inception (4/27/98)	3.15%
10 Years	4.24
5 Years	3.83
1 Year	0.43

Class R5 Shares
10 Years	4.07%
5 Years	3.69
1 Year	0.46

Class R6 Shares
Inception (4/27/12)	4.12%
5 Years	3.88
1 Year	0.48

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Total Return Bond Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Total Return Bond Fund. Note: The Fund was subsequently renamed the Invesco Core Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Core Bond Fund

Supplemental Information

Invesco Core Bond Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The FTSE Broad Investment Grade Bond Index is a multi-asset, multi-currency benchmark that provides a broad-based measure of the global fixed income markets.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Core Bond Fund

Fund Information

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	43.61%
Asset-Backed Securities	22.31
U.S. Government Sponsored Agency Mortgage-Backed Securities	17.82
U.S. Treasury Securities	13.96
Security Types Each Less Than 1% of Portfolio	1.49
Money Market Funds Plus Other Assets Less Liabilities	0.81
Top Five Debt Issuers*
% of total net assets
1. U.S. Treasury	13.96%
2. Uniform Mortgage Backed Securities	12.91
3. Government National Mortgage Association	3.74
4. Goldman Sachs Group, Inc. (The)	2.12
5. Verizon Communications, Inc.	1.39

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Core Bond Fund

Schedule of Investments(a)

October 31, 2021

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–43.61%
Aerospace & Defense–0.34%
BAE Systems Holdings, Inc. (United Kingdom), 3.85%, 12/15/2025(b)	$1,572,000	$ 1,703,025
Boeing Co. (The), 2.20%, 02/04/2026	2,782,000	2,787,587
L3Harris Technologies, Inc., 3.85%, 06/15/2023	2,095,000	2,197,000
		6,687,612

Agricultural & Farm Machinery–0.22%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	4,144,000	4,178,369

Airlines–0.81%
American Airlines Pass Through Trust,
Series 2021-1, Class B, 3.95%, 07/11/2030	2,048,000	2,053,059
Series 2021-1, Class A, 2.88%, 07/11/2034	2,743,000	2,763,572
British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(b)	1,243,000	1,259,294
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	2,027,510	2,163,764
4.75%, 10/20/2028(b)	3,710,823	4,122,541
United Airlines Pass Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	2,969,147	3,327,851
Series 2019-2, Class AA, 2.70%, 05/01/2032	24,028	24,300
		15,714,381

Apparel Retail–0.15%
Ross Stores, Inc., 3.38%, 09/15/2024	2,707,000	2,857,383

Application Software–0.33%
salesforce.com, inc.,
2.90%, 07/15/2051	3,906,000	4,026,678
3.05%, 07/15/2061	2,372,000	2,479,762
		6,506,440

Asset Management & Custody Banks–0.45%
Ares Capital Corp., 2.88%, 06/15/2028	2,633,000	2,645,669
CI Financial Corp. (Canada), 3.20%, 12/17/2030	2,254,000	2,311,125
FS KKR Capital Corp., 1.65%, 10/12/2024	2,492,000	2,462,491
Owl Rock Capital Corp., 2.63%, 01/15/2027	1,429,000	1,414,837
		8,834,122

Automobile Manufacturers–0.98%
Daimler Finance North America LLC (Germany), 2.55%, 08/15/2022(b)	2,139,000	2,175,151

	Principal Amount	Value
Automobile Manufacturers–(continued)
General Motors Financial Co., Inc.,
4.20%, 11/06/2021	$2,189,000	$ 2,189,884
4.15%, 06/19/2023	1,954,000	2,052,273
Hyundai Capital America,
5.75%, 04/06/2023(b)	2,186,000	2,329,976
4.13%, 06/08/2023(b)	2,089,000	2,189,720
2.00%, 06/15/2028(b)	2,695,000	2,627,782
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(b)	2,856,000	2,788,869
Stellantis Finance US, Inc.,
1.71%, 01/29/2027(b)	870,000	856,690
2.69%, 09/15/2031(b)	1,848,000	1,821,453
		19,031,798

Automotive Retail–0.20%
Advance Auto Parts, Inc., 1.75%, 10/01/2027	3,898,000	3,834,073

Biotechnology–0.14%
AbbVie, Inc., 3.85%, 06/15/2024	2,493,000	2,658,283

Brewers–0.10%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	1,234,000	2,034,722

Building Products–0.13%
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 2.00%, 09/16/2031	1,129,000	1,093,735
Masco Corp., 1.50%, 02/15/2028	1,460,000	1,408,430
		2,502,165

Cable & Satellite–1.10%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
1.78% (3 mo. USD LIBOR + 1.65%), 02/01/2024(c)	2,314,000	2,372,303
3.50%, 06/01/2041	1,816,000	1,785,593
3.50%, 03/01/2042	2,948,000	2,883,245
3.90%, 06/01/2052	2,320,000	2,350,906
3.85%, 04/01/2061	2,449,000	2,371,922
4.40%, 12/01/2061	1,115,000	1,185,648
Comcast Corp., 2.65%, 08/15/2062	1,779,000	1,607,962
Cox Communications, Inc.,
2.60%, 06/15/2031(b)	1,810,000	1,827,731
3.60%, 06/15/2051(b)	4,638,000	4,978,628
		21,363,938

Computer & Electronics Retail–0.24%
Dell International LLC/EMC Corp., 5.30%, 10/01/2029	2,102,000	2,530,169
Leidos, Inc., 2.30%, 02/15/2031	2,233,000	2,153,215
		4,683,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Core Bond Fund

	Principal Amount	Value
Consumer Finance–0.25%
Ally Financial, Inc., 2.20%, 11/02/2028	$1,653,000	$ 1,633,116
Synchrony Financial, 2.88%, 10/28/2031	3,180,000	3,168,558
		4,801,674

Distillers & Vintners–0.10%
Pernod Ricard S.A. (France), 4.25%, 07/15/2022(b)	1,836,000	1,884,348

Diversified Banks–6.53%
ASB Bank Ltd. (New Zealand), 2.38%, 10/22/2031(b)	3,809,000	3,798,334
Banco Santander S.A. (Spain), 1.72%, 09/14/2027(d)	2,200,000	2,167,655
Bank of America Corp.,
3.82%, 01/20/2028(d)	1,338,000	1,460,049
2.59%, 04/29/2031(d)	1,349,000	1,365,575
2.69%, 04/22/2032(d)	3,950,000	4,002,515
2.30%, 07/21/2032(d)	1,921,000	1,880,919
2.57%, 10/20/2032(d)	2,383,000	2,389,886
2.48%, 09/21/2036(d)	3,179,000	3,093,628
2.97%, 07/21/2052(d)	3,119,000	3,150,466
BBVA USA, 2.50%, 08/27/2024	1,730,000	1,800,583
BNP Paribas S.A. (France), 2.16%, 09/15/2029(b)(d)	1,383,000	1,358,977
BPCE S.A. (France), 2.05%, 10/19/2027(b)(d)	2,533,000	2,523,791
Citigroup, Inc.,
3.11%, 04/08/2026(d)	1,863,000	1,962,912
4.41%, 03/31/2031(d)	1,570,000	1,800,454
2.56%, 05/01/2032(d)	2,536,000	2,548,700
2.52%, 11/03/2032(d)	1,578,000	1,574,742
2.90%, 11/03/2042(d)	2,389,000	2,367,461
3.88%(d)(e)	5,479,000	5,540,639
Series Y, 4.15%(d)(e)	2,784,000	2,800,704
Commonwealth Bank of Australia (Australia),
2.69%, 03/11/2031(b)	1,401,000	1,387,458
3.31%, 03/11/2041(b)	1,202,000	1,241,855
Credit Agricole S.A. (France), 7.88%(b)(d)(e)	1,422,000	1,575,896
Danske Bank A/S (Denmark), 1.55%, 09/10/2027(b)(d)	1,669,000	1,630,985
HSBC Holdings PLC (United Kingdom),
4.60%(d)(e)	1,507,000	1,501,168
6.25%(d)(e)	2,174,000	2,263,677
ING Groep N.V. (Netherlands), 1.06% (SOFR + 1.01%), 04/01/2027(c)	4,244,000	4,289,717
6.88%(b)(d)(e)	1,327,000	1,360,175
Series NC10, 4.25%(d)(e)	7,649,000	7,247,427
JPMorgan Chase & Co.,
3.80%, 07/23/2024(d)	2,351,000	2,471,665
2.08%, 04/22/2026(d)	2,424,000	2,473,289
2.58%, 04/22/2032(d)	2,472,000	2,492,737
3.11%, 04/22/2041(d)	1,509,000	1,565,339
Mitsubishi UFJ Financial Group, Inc. (Japan), 2.49%,
10/13/2032(d)	1,272,000	1,268,711

	Principal Amount	Value
Diversified Banks–(continued)
Mizuho Financial Group, Inc. (Japan),
2.56%, 09/13/2031	$1,968,000	$ 1,928,156
2.17%, 05/22/2032(d)	2,921,000	2,835,831
National Australia Bank Ltd. (Australia), 2.99%, 05/21/2031(b)	1,576,000	1,584,775
Nordea Bank Abp (Finland), 3.75%(b)(d)(e)	1,605,000	1,556,850
Royal Bank of Canada (Canada), 2.30%, 11/03/2031	3,177,000	3,171,643
Standard Chartered PLC (United Kingdom), 2.68%, 06/29/2032(b)(d)	2,485,000	2,438,137
Sumitomo Mitsui Financial Group, Inc. (Japan),
1.47%, 07/08/2025	1,161,000	1,161,758
2.14%, 09/23/2030	3,541,000	3,406,584
2.22%, 09/17/2031	3,231,000	3,155,385
Sumitomo Mitsui Trust Bank Ltd. (Japan), 1.35%, 09/16/2026(b)	6,309,000	6,237,258
Truist Bank, 2.64%, 09/17/2029(d)	2,610,000	2,705,241
U.S. Bancorp, 1.38%, 07/22/2030	1,595,000	1,508,870
US Bancorp,
2.49%, 11/03/2036(d)	4,925,000	4,906,698
3.70%(d)(e)	6,155,000	6,146,075
Wells Fargo & Co.,
4.75%, 12/07/2046	1,063,000	1,349,779
Series BB, 3.90%(d)(e)	2,650,000	2,701,344
		127,152,473

Diversified Capital Markets–0.45%
Credit Suisse AG (Switzerland), 3.63%, 09/09/2024	1,315,000	1,406,183
Credit Suisse Group AG (Switzerland),
4.55%, 04/17/2026	1,392,000	1,547,103
4.19%, 04/01/2031(b)(d)	1,365,000	1,511,338
3.09%, 05/14/2032(b)(d)	1,255,000	1,278,755
UBS Group AG (Switzerland),
4.13%, 04/15/2026(b)	1,014,000	1,116,733
4.38%(b)(d)(e)	1,923,000	1,914,827
		8,774,939

Diversified Chemicals–0.14%
Dow Chemical Co. (The), 3.63%, 05/15/2026	1,435,000	1,556,618
Eastman Chemical Co., 3.50%, 12/01/2021	1,202,000	1,204,936
		2,761,554

Diversified Metals & Mining–0.15%
Rio Tinto Finance USA Ltd. (Australia), 2.75%, 11/02/2051	3,009,000	3,002,350

Diversified REITs–0.27%
American Campus Communities Operating Partnership L.P., 2.25%, 01/15/2029	1,494,000	1,485,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Core Bond Fund

	Principal Amount	Value
Diversified REITs–(continued)
Brixmor Operating Partnership L.P.,
4.13%, 05/15/2029	$1,080,000	$ 1,207,285
4.05%, 07/01/2030	1,216,000	1,344,905
2.50%, 08/16/2031	1,281,000	1,254,978
		5,292,244

Drug Retail–0.21%
CK Hutchison International 21 Ltd. (United Kingdom), 1.50%, 04/15/2026(b)	4,123,000	4,090,002

Electric Utilities–0.62%
AEP Texas, Inc., 3.95%, 06/01/2028(b)	2,489,000	2,763,223
Duke Energy Corp., 3.25%, 01/15/2082(d)	1,869,000	1,857,522
EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(b)	1,372,000	1,456,497
Enel Finance International N.V. (Italy), 2.88%, 07/12/2041(b)	2,287,000	2,232,035
PacifiCorp, 2.90%, 06/15/2052	2,302,000	2,293,176
Southern Co. (The), Series 2021-A, 3.75%, 09/15/2051(d)	1,450,000	1,474,360
		12,076,813

Electronic Equipment & Instruments–0.18%
Vontier Corp.,
2.40%, 04/01/2028(b)	1,954,000	1,915,330
2.95%, 04/01/2031(b)	1,664,000	1,645,680
		3,561,010

Electronic Manufacturing Services–0.10%
Jabil, Inc., 3.00%, 01/15/2031	1,867,000	1,912,668

Financial Exchanges & Data–0.31%
Intercontinental Exchange, Inc., 3.00%, 09/15/2060	1,573,000	1,536,944
Moody’s Corp.,
2.00%, 08/19/2031	2,065,000	2,020,059
2.75%, 08/19/2041	2,416,000	2,375,746
		5,932,749

Food Retail–0.28%
Alimentation Couche-Tard, Inc. (Canada),
3.44%, 05/13/2041(b)	2,439,000	2,521,600
3.63%, 05/13/2051(b)	2,646,000	2,824,409
		5,346,009

Health Care Distributors–0.10%
McKesson Corp., 1.30%, 08/15/2026	1,882,000	1,845,994

Health Care REITs–0.22%
Healthcare Trust of America Holdings L.P., 3.50%, 08/01/2026	1,564,000	1,676,578
Omega Healthcare Investors, Inc., 3.25%, 04/15/2033	2,634,000	2,600,316
		4,276,894

Health Care Services–0.70%
Cigna Corp., 4.13%, 11/15/2025	1,572,000	1,729,706

	Principal Amount	Value
Health Care Services–(continued)
CVS Health Corp., 1.30%, 08/21/2027	$1,595,000	$ 1,546,774
Fresenius Medical Care US Finance II, Inc. (Germany), 5.88%, 01/31/2022(b)	2,110,000	2,136,428
Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(b)	1,749,000	1,740,095
Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	1,105,000	1,069,958
Series 2042, 2.72%, 01/01/2042	1,067,000	1,048,503
2.86%, 01/01/2052	1,219,000	1,208,015
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	3,254,000	3,195,820
		13,675,299

Homebuilding–0.30%
D.R. Horton, Inc., 4.75%, 02/15/2023	1,918,000	1,997,773
M.D.C. Holdings, Inc., 3.97%, 08/06/2061	3,964,000	3,792,298
		5,790,071

Hotels, Resorts & Cruise Lines–0.79%
Expedia Group, Inc.,
4.63%, 08/01/2027	1,291,000	1,446,050
3.25%, 02/15/2030	9,310,000	9,578,576
2.95%, 03/15/2031	4,263,000	4,303,204
		15,327,830

Independent Power Producers & Energy Traders–0.13%
AES Corp. (The),
1.38%, 01/15/2026	1,273,000	1,246,006
2.45%, 01/15/2031	1,323,000	1,296,234
		2,542,240

Industrial Conglomerates–0.06%
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	1,028,000	1,109,468

Industrial Machinery–0.05%
Flowserve Corp., 2.80%, 01/15/2032	951,000	931,192

Industrial REITs–0.08%
Lexington Realty Trust, 2.38%, 10/01/2031	1,604,000	1,544,855

Insurance Brokers–0.14%
Arthur J. Gallagher & Co., 3.50%, 05/20/2051	1,485,000	1,619,321
Assured Guaranty US Holdings, Inc., 3.60%, 09/15/2051	1,063,000	1,117,579
		2,736,900

Integrated Oil & Gas–0.45%
BP Capital Markets America, Inc.,
3.06%, 06/17/2041	3,204,000	3,240,298
2.94%, 06/04/2051	2,481,000	2,425,200
3.00%, 03/17/2052	1,650,000	1,628,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Core Bond Fund

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	$1,442,000	$ 1,472,628
		8,766,370

Integrated Telecommunication Services–2.95%
AT&T, Inc.,
0.69% (SOFR + 0.64%), 03/25/2024(c)	2,347,000	2,349,457
4.30%, 02/15/2030	1,546,000	1,756,611
2.55%, 12/01/2033	6,097,000	5,926,245
3.10%, 02/01/2043	1,913,000	1,850,438
3.50%, 09/15/2053	2,936,000	2,988,171
3.50%, 02/01/2061	1,225,000	1,196,183
NBN Co. Ltd. (Australia),
1.63%, 01/08/2027(b)	3,798,000	3,747,001
2.63%, 05/05/2031(b)	3,949,000	3,982,477
2.50%, 01/08/2032(b)	4,450,000	4,424,648
T-Mobile USA, Inc., 3.30%, 02/15/2051	2,287,000	2,247,176
Verizon Communications, Inc.,
1.75%, 01/20/2031	1,413,000	1,335,216
2.55%, 03/21/2031	1,139,000	1,148,698
2.36%, 03/15/2032(b)	9,787,000	9,649,198
2.65%, 11/20/2040	1,126,000	1,065,465
3.40%, 03/22/2041	1,243,000	1,305,553
2.85%, 09/03/2041	3,446,000	3,374,949
4.52%, 09/15/2048	1,080,000	1,370,442
5.01%, 04/15/2049	1,408,000	1,902,475
2.88%, 11/20/2050	1,558,000	1,487,002
3.55%, 03/22/2051	693,000	748,586
3.00%, 11/20/2060	1,834,000	1,734,922
3.70%, 03/22/2061	1,643,000	1,789,125
		57,380,038

Interactive Home Entertainment–0.12%
Electronic Arts, Inc., 1.85%, 02/15/2031	2,518,000	2,422,380

Internet & Direct Marketing Retail–0.53%
Amazon.com, Inc.,
2.10%, 05/12/2031	3,702,000	3,735,939
2.88%, 05/12/2041	2,828,000	2,933,841
3.10%, 05/12/2051	3,432,000	3,688,611
		10,358,391

Internet Services & Infrastructure–0.08%
VeriSign, Inc., 2.70%, 06/15/2031	1,532,000	1,549,373

Investment Banking & Brokerage–3.02%
Brookfield Finance I (UK) PLC (Canada), 2.34%, 01/30/2032	2,460,000	2,400,115

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The),
0.63% (SOFR + 0.58%), 03/08/2024(c)	$4,372,000	$ 4,378,890
3.50%, 04/01/2025	1,636,000	1,747,361
3.50%, 11/16/2026	1,048,000	1,123,335
0.84% (SOFR + 0.79%), 12/09/2026(c)	8,898,000	8,906,508
1.09%, 12/09/2026(d)	1,670,000	1,629,487
0.86% (SOFR + 0.81%), 03/09/2027(c)	7,870,000	7,900,973
0.97% (SOFR + 0.92%), 10/21/2027(c)	1,409,000	1,410,918
1.95%, 10/21/2027(d)	2,345,000	2,348,155
1.99%, 01/27/2032(d)	1,715,000	1,644,393
2.62%, 04/22/2032(d)	975,000	979,703
2.38%, 07/21/2032(d)	1,922,000	1,890,613
2.65%, 10/21/2032(d)	2,847,000	2,870,274
3.21%, 04/22/2042(d)	1,020,000	1,058,935
2.91%, 07/21/2042(d)	1,526,000	1,525,184
Series V, 4.13%(d)(e)	1,743,000	1,756,072
Morgan Stanley,
5.00%, 11/24/2025	1,717,000	1,934,614
2.19%, 04/28/2026(d)	1,209,000	1,237,878
3.62%, 04/01/2031(d)	1,570,000	1,716,129
2.24%, 07/21/2032(d)	3,170,000	3,097,333
2.51%, 10/20/2032(d)	1,774,000	1,771,143
2.48%, 09/16/2036(d)	4,232,000	4,114,728
Nomura Holdings, Inc. (Japan), 2.61%, 07/14/2031	1,449,000	1,432,503
		58,875,244

IT Consulting & Other Services–0.15%
DXC Technology Co., 2.38%, 09/15/2028	3,048,000	2,962,685

Life & Health Insurance–2.67%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	1,629,000	1,855,997
Athene Global Funding,
1.20%, 10/13/2023(b)	2,384,000	2,404,051
1.45%, 01/08/2026(b)	1,193,000	1,182,512
2.95%, 11/12/2026(b)	3,082,000	3,236,788
Athene Holding Ltd.,
6.15%, 04/03/2030	1,728,000	2,156,752
3.95%, 05/25/2051	462,000	519,489
Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(b)	10,423,000	10,602,276
F&G Global Funding, 2.00%, 09/20/2028(b)	2,936,000	2,862,683
GA Global Funding Trust, 1.95%, 09/15/2028(b)	3,577,000	3,482,014
MAG Mutual Holding Co., 4.75%, 04/30/2041(f)	9,203,000	9,356,506
Manulife Financial Corp. (Canada), 4.06%, 02/24/2032(d)	1,269,000	1,379,901
Maple Grove Funding Trust I, 4.16%, 08/15/2051(b)	6,375,000	6,657,903
Pacific LifeCorp, 3.35%, 09/15/2050(b)	1,534,000	1,653,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Core Bond Fund

	Principal Amount	Value
Life & Health Insurance–(continued)
Prudential Financial, Inc., 5.20%, 03/15/2044(d)	$2,117,000	$ 2,240,898
Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(b)	2,270,000	2,368,487
		51,959,770

Life Sciences Tools & Services–0.06%
Illumina, Inc., 2.55%, 03/23/2031	1,075,000	1,077,388

Managed Health Care–0.27%
Kaiser Foundation Hospitals, Series 2021,
2.81%, 06/01/2041	2,490,000	2,527,310
3.00%, 06/01/2051	2,595,000	2,701,821
		5,229,131

Multi-line Insurance–0.17%
Allianz SE (Germany), 3.20%(b)(d)(e)	3,490,000	3,380,938

Multi-Utilities–0.27%
Ameren Corp., 2.50%, 09/15/2024	1,489,000	1,547,931
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	1,318,000	1,418,336
WEC Energy Group, Inc.,
1.38%, 10/15/2027	1,191,000	1,159,549
1.80%, 10/15/2030	1,083,000	1,036,107
		5,161,923

Office REITs–0.45%
Office Properties Income Trust,
4.25%, 05/15/2024	3,507,000	3,699,893
4.50%, 02/01/2025	2,417,000	2,571,413
2.65%, 06/15/2026	502,000	502,102
2.40%, 02/01/2027	1,960,000	1,912,229
		8,685,637

Oil & Gas Exploration & Production–0.38%
Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	2,314,000	2,350,160
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/2039(b)	2,090,000	2,044,382
Lundin Energy Finance B.V.(Netherlands),
2.00%, 07/15/2026(b)	1,535,000	1,530,079
3.10%, 07/15/2031(b)	1,535,000	1,548,421
		7,473,042

Oil & Gas Storage & Transportation–1.16%
Enbridge, Inc. (Canada),
1.60%, 10/04/2026	1,315,000	1,306,243
3.40%, 08/01/2051	1,324,000	1,364,236
Energy Transfer L.P.,
4.25%, 03/15/2023	1,630,000	1,690,291
4.00%, 10/01/2027	1,282,000	1,393,102
Kinder Morgan, Inc., 7.75%, 01/15/2032	2,016,000	2,861,520
MPLX L.P.,
1.75%, 03/01/2026	1,444,000	1,438,997
4.25%, 12/01/2027	1,200,000	1,338,538
ONEOK, Inc., 6.35%, 01/15/2031	2,235,000	2,842,111

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The),
3.70%, 01/15/2023	$2,097,000	$ 2,156,818
2.60%, 03/15/2031	4,057,000	4,067,786
3.50%, 10/15/2051	2,094,000	2,148,426
		22,608,068

Other Diversified Financial Services–2.66%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
2.45%, 10/29/2026	3,727,000	3,763,839
3.00%, 10/29/2028	2,111,000	2,141,861
3.30%, 01/30/2032	2,885,000	2,938,848
3.40%, 10/29/2033	3,095,000	3,153,833
3.85%, 10/29/2041	2,940,000	3,048,652
Avolon Holdings Funding Ltd. (Ireland),
2.13%, 02/21/2026(b)	1,560,000	1,543,209
2.75%, 02/21/2028(b)	1,721,000	1,704,751
Blackstone Holdings Finance Co. LLC,
1.60%, 03/30/2031(b)	2,184,000	2,056,078
2.80%, 09/30/2050(b)	1,009,000	989,685
Blackstone Private Credit Fund,
1.75%, 09/15/2024(b)	715,000	708,612
2.63%, 12/15/2026(b)	5,364,000	5,265,384
Blackstone Secured Lending Fund,
2.75%, 09/16/2026	4,258,000	4,299,215
2.13%, 02/15/2027(b)	2,760,000	2,700,815
2.85%, 09/30/2028(b)	1,667,000	1,636,403
Blue Owl Finance LLC, 3.13%, 06/10/2031(b)	2,352,000	2,314,329
LSEGA Financing PLC (United Kingdom),
1.38%, 04/06/2026(b)	1,523,000	1,505,510
2.00%, 04/06/2028(b)	1,346,000	1,340,075
2.50%, 04/06/2031(b)	1,005,000	1,015,311
3.20%, 04/06/2041(b)	1,391,000	1,441,176
Pershing Square Holdings Ltd. (Guernsey),
3.25%, 11/15/2030(b)	3,900,000	3,934,753
3.25%, 10/01/2031(b)	4,300,000	4,285,616
		51,787,955

Packaged Foods & Meats–0.31%
Conagra Brands, Inc., 4.60%, 11/01/2025	2,034,000	2,266,695
General Mills, Inc., 2.25%, 10/14/2031	1,311,000	1,303,656
JDE Peet’s N.V. (Netherlands),
1.38%, 01/15/2027(b)	1,500,000	1,465,177
2.25%, 09/24/2031(b)	1,073,000	1,048,578
		6,084,106

Paper Packaging–0.55%
Berry Global, Inc., 1.65%, 01/15/2027	7,614,000	7,457,380
Packaging Corp. of America, 3.65%, 09/15/2024	1,717,000	1,832,671
Sealed Air Corp., 1.57%, 10/15/2026(b)	1,526,000	1,501,637
		10,791,688

Pharmaceuticals–0.38%
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(b)	1,939,000	2,048,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Core Bond Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Mayo Clinic, Series 2021, 3.20%, 11/15/2061	$1,964,000	$ 2,196,689
Mylan, Inc., 3.13%, 01/15/2023(b)	2,061,000	2,120,466
Royalty Pharma PLC, 2.15%, 09/02/2031	1,044,000	993,803
		7,359,033

Precious Metals & Minerals–0.06%
Anglo American Capital PLC (South Africa), 3.63%, 09/11/2024(b)	1,168,000	1,241,107

Property & Casualty Insurance–0.57%
CNA Financial Corp., 3.45%, 08/15/2027	1,438,000	1,560,895
Fidelity National Financial, Inc.,
3.40%, 06/15/2030	1,121,000	1,194,786
2.45%, 03/15/2031	1,598,000	1,585,814
3.20%, 09/17/2051	1,056,000	1,030,627
First American Financial Corp., 2.40%, 08/15/2031	2,007,000	1,949,928
W.R. Berkley Corp.,
3.55%, 03/30/2052	1,797,000	1,966,142
3.15%, 09/30/2061	1,820,000	1,777,893
		11,066,085

Railroads–0.09%
Union Pacific Corp., 2.15%, 02/05/2027	1,691,000	1,740,799

Real Estate Development–0.08%
Essential Properties L.P., 2.95%, 07/15/2031	1,549,000	1,545,984

Real Estate Operating Companies–0.05%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), 2.50%, 10/15/2031(b)	998,000	1,000,861

Regional Banks–2.35%
Citizens Financial Group, Inc.,
4.30%, 12/03/2025	3,784,000	4,160,704
2.50%, 02/06/2030	1,634,000	1,656,378
2.64%, 09/30/2032	6,643,000	6,644,490
Fifth Third Bank N.A., 3.85%, 03/15/2026	983,000	1,072,212
Huntington Bancshares, Inc.,
4.00%, 05/15/2025	2,083,000	2,264,568
2.49%, 08/15/2036(b)(d)	1,664,000	1,627,206
KeyBank N.A., 3.40%, 05/20/2026	1,304,000	1,404,023
KeyCorp, 2.25%, 04/06/2027	2,376,000	2,433,133
M&T Bank Corp., 3.50%(d)(e)	3,639,000	3,584,415
PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	1,482,000	1,604,337
SVB Financial Group,
2.10%, 05/15/2028	1,411,000	1,411,075
1.80%, 02/02/2031	2,182,000	2,084,722
4.10%(d)(e)	2,512,000	2,475,174
Series C, 4.00%(d)(e)	5,338,000	5,358,018
Series D, 4.25%(d)(e)	4,687,000	4,709,849
Series E, 4.70%(d)(e)	3,147,000	3,204,039
		45,694,343

	Principal Amount	Value
Reinsurance–0.15%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	$1,537,000	$ 1,544,358
Global Atlantic Fin Co., 3.13%, 06/15/2031(b)	1,325,000	1,330,651
		2,875,009

Residential REITs–0.52%
American Homes 4 Rent L.P.,
2.38%, 07/15/2031	520,000	512,475
3.38%, 07/15/2051	513,000	528,954
Mid-America Apartments L.P., 2.88%, 09/15/2051	534,000	527,697
Spirit Realty L.P., 3.20%, 01/15/2027	1,379,000	1,453,730
Sun Communities Operating L.P.,
2.30%, 11/01/2028	833,000	827,055
2.70%, 07/15/2031	595,000	597,458
VEREIT Operating Partnership L.P.,
2.20%, 06/15/2028	2,062,000	2,070,142
2.85%, 12/15/2032	3,508,000	3,640,227
		10,157,738

Retail REITs–1.15%
Agree L.P.,
2.00%, 06/15/2028	1,069,000	1,050,237
2.60%, 06/15/2033	1,399,000	1,381,524
Kimco Realty Corp.,
1.90%, 03/01/2028	1,791,000	1,765,604
2.70%, 10/01/2030	1,041,000	1,070,109
2.25%, 12/01/2031	2,324,000	2,266,604
Kite Realty Group L.P., 4.00%, 10/01/2026	2,927,000	3,121,493
National Retail Properties, Inc., 3.50%, 04/15/2051	1,795,000	1,917,916
Realty Income Corp., 3.25%, 01/15/2031	1,380,000	1,486,810
Regency Centers L.P., 2.95%, 09/15/2029	1,616,000	1,687,082
Retail Properties of America, Inc., 4.75%, 09/15/2030	1,040,000	1,142,192
Scentre Group Trust 2 (Australia), 4.75%, 09/24/2080(b)(d)	2,676,000	2,830,271
Simon Property Group L.P., 1.38%, 01/15/2027	2,635,000	2,590,394
		22,310,236

Semiconductors–1.46%
Broadcom, Inc.,
4.15%, 11/15/2030	1,749,000	1,923,955
2.45%, 02/15/2031(b)	1,358,000	1,314,722
3.42%, 04/15/2033(b)	1,502,000	1,552,157
3.47%, 04/15/2034(b)	4,008,000	4,138,508
3.14%, 11/15/2035(b)	6,011,000	5,914,524
3.19%, 11/15/2036(b)	94,000	92,512
Marvell Technology, Inc., 2.95%, 04/15/2031	3,431,000	3,503,717
Micron Technology, Inc.,
2.70%, 04/15/2032	1,565,000	1,564,319
3.37%, 11/01/2041	1,063,000	1,064,047
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 3.88%, 06/18/2026(b)	1,714,000	1,868,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Core Bond Fund

	Principal Amount	Value
Semiconductors–(continued)
QUALCOMM, Inc.,
2.15%, 05/20/2030	$1,985,000	$ 2,009,677
3.25%, 05/20/2050	1,926,000	2,106,500
Skyworks Solutions, Inc.,
1.80%, 06/01/2026	461,000	461,744
3.00%, 06/01/2031	936,000	947,799
		28,462,187

Sovereign Debt–0.34%
UAE International Government Bond (United Arab Emirates),
2.00%, 10/19/2031(b)	1,518,000	1,493,487
2.88%, 10/19/2041(b)	2,251,000	2,218,820
3.25%, 10/19/2061(b)	2,829,000	2,859,652
		6,571,959

Specialized REITs–0.81%
American Tower Corp.,
3.00%, 06/15/2023	1,719,000	1,781,737
4.00%, 06/01/2025	1,079,000	1,167,614
2.70%, 04/15/2031	3,378,000	3,432,498
2.95%, 01/15/2051	1,779,000	1,724,709
Crown Castle International Corp., 2.50%, 07/15/2031	2,936,000	2,912,983
Extra Space Storage L.P., 2.35%, 03/15/2032	2,600,000	2,533,156
Life Storage L.P., 2.40%, 10/15/2031	2,293,000	2,265,676
		15,818,373

Systems Software–0.16%
Oracle Corp., 3.85%, 04/01/2060	1,706,000	1,784,708
VMware, Inc., 2.20%, 08/15/2031	1,443,000	1,405,250
		3,189,958

Technology Hardware, Storage & Peripherals–0.58%
Apple, Inc.,
4.38%, 05/13/2045	1,149,000	1,472,059
2.55%, 08/20/2060	5,211,000	4,901,009
2.80%, 02/08/2061	4,986,000	4,937,128
		11,310,196

Tobacco–0.44%
Altria Group, Inc.,
2.45%, 02/04/2032	2,002,000	1,901,665
3.70%, 02/04/2051	2,376,000	2,264,128
4.00%, 02/04/2061	2,393,000	2,295,310
Imperial Brands Finance PLC (United Kingdom), 3.75%, 07/21/2022(b)	2,139,000	2,174,412
		8,635,515

Trucking–0.63%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
4.00%, 07/15/2025(b)	982,000	1,064,997
3.40%, 11/15/2026(b)	1,797,000	1,928,586
SMBC Aviation Capital Finance DAC (Ireland), 1.90%, 10/15/2026(b)	1,714,000	1,707,778

	Principal Amount	Value
Trucking–(continued)
Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026(b)	$3,639,000	$ 3,625,125
3.15%, 06/15/2031(b)	3,967,000	4,015,664
		12,342,150

Wireless Telecommunication Services–0.19%
T-Mobile USA, Inc., 3.40%, 10/15/2052(b)	3,751,000	3,739,954
Total U.S. Dollar Denominated Bonds & Notes (Cost $837,690,199)		848,871,860

Asset-Backed Securities–22.31%
Alternative Loan Trust,
Series 2005-21CB, Class A7, 5.50%, 06/25/2035	688,133	656,796
Series 2005-29CB, Class A4, 5.00%, 07/25/2035	300,614	229,552
American Credit Acceptance Receivables Trust,
Series 2018-3, Class D, 4.14%, 10/15/2024(b)	174,384	175,577
Series 2019-3, Class C, 2.76%, 09/12/2025(b)	1,589,465	1,599,760
AmeriCredit Automobile Receivables Trust,
Series 2017-2, Class D, 3.42%, 04/18/2023	3,611,382	3,626,429
Series 2017-3, Class D, 3.18%, 07/18/2023	4,000,000	4,040,498
Series 2017-4, Class D, 3.08%, 12/18/2023	2,885,000	2,927,772
Series 2018-3, Class C, 3.74%, 10/18/2024	4,225,000	4,328,446
Series 2019-2, Class C, 2.74%, 04/18/2025	1,645,000	1,685,566
Series 2019-2, Class D, 2.99%, 06/18/2025	4,570,000	4,726,722
Series 2019-3, Class D, 2.58%, 09/18/2025	2,285,000	2,334,726
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	4,415,000	4,345,104
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(g)	1,201,575	1,207,111
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(g)	3,441,828	3,465,062
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(g)	1,643,828	1,639,138
Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 1.30% (3 mo. USD LIBOR + 1.18%), 07/25/2034(b)(c)	7,338,000	7,346,754
Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	216,621	212,742
Series 2007-C, Class 1A4, 3.05%, 05/20/2036(g)	87,719	88,643
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	240,280	229,102
Bank, Series 2019-BNK16, Class XA, IO, 0.96%, 02/15/2052(h)	23,989,881	1,376,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Core Bond Fund

	Principal Amount	Value
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(g)	$4,244,141	$ 4,396,682
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(g)	4,245,128	4,308,573
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(g)	4,226,504	4,308,821
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(g)	4,437,000	4,566,470
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(g)	5,413,333	5,477,194
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(c)	195,898	201,363
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(c)	455,879	465,529
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.51%, 01/15/2051(h)	34,934,803	896,843
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(g)	2,600,258	2,598,000
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class A, 0.79% (1 mo. USD LIBOR + 0.70%), 09/15/2036(b)(c)	4,080,000	4,086,627
Series 2021-VOLT, Class B, 1.04% (1 mo. USD LIBOR + 0.95%), 09/15/2036(b)(c)	3,595,000	3,604,091
Series 2021-XL2, Class B, 1.10% (1 mo. USD LIBOR + 1.00%), 10/15/2036(b)(c)	1,565,000	1,559,909
Capital Lease Funding Securitization L.P., Series 1997-CTL1, Class IO, 1.51%, 06/22/2024(b)(h)	10,760	67
CarMax Auto Owner Trust, Series 2017-4, Class D, 3.30%, 05/15/2024	1,435,000	1,438,492
CCG Receivables Trust,
Series 2018-2, Class C, 3.87%, 12/15/2025(b)	980,000	986,288
Series 2019-2, Class B, 2.55%, 03/15/2027(b)	1,845,000	1,882,645
Series 2019-2, Class C, 2.89%, 03/15/2027(b)	900,000	916,442
CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 0.92%, 11/13/2050(h)	11,089,651	418,466
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(g)	202,784	205,380
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 3.02%, 01/25/2036(g)	506,317	489,423
CIFC Funding Ltd., Series 2014-5A, Class A1R2, 1.32% (3 mo. USD LIBOR + 1.20%), 10/17/2031(b)(c)	1,497,000	1,497,674

	Principal Amount	Value
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO, 1.02%, 11/10/2046(h)	$12,350,080	$ 205,872
Series 2014-GC21, Class AA, 3.48%, 05/10/2047	747,444	773,170
Series 2017-C4, Class XA, IO, 1.08%, 10/12/2050(h)	29,393,159	1,340,610
Citigroup Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 2.48% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(c)	962,940	1,011,432
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(g)	4,343,340	4,373,001
CNH Equipment Trust,
Series 2017-C, Class B, 2.54%, 05/15/2025	960,000	962,748
Series 2019-A, Class A4, 3.22%, 01/15/2026	1,910,000	1,967,600
COLT Mortgage Loan Trust,
Series 2020-1, Class A1, 2.49%, 02/25/2050(b)(g)	1,734,854	1,735,904
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(g)	1,222,761	1,228,635
COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.50%, 12/10/2045(h)	11,281,116	141,967
Series 2013-CR6, Class AM, 3.15%, 03/10/2046(b)	2,945,000	3,005,160
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	622,097	643,541
Series 2014-LC15, Class AM, 4.20%, 04/10/2047	2,865,000	3,036,207
Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	5,720,000	6,075,341
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(g)	1,170,869	1,167,230
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(g)	1,496,234	1,492,391
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	10,613,000	10,903,994
CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	673,880	502,956
Dell Equipment Finance Trust,
Series 2019-1, Class C, 3.14%, 03/22/2024(b)	5,330,000	5,357,883
Series 2019-2, Class D, 2.48%, 04/22/2025(b)	1,925,000	1,942,032
Drive Auto Receivables Trust,
Series 2018-1, Class D, 3.81%, 05/15/2024	547,973	552,562
Series 2018-2, Class D, 4.14%, 08/15/2024	1,612,337	1,637,273
Series 2018-3, Class D, 4.30%, 09/16/2024	1,909,817	1,941,427
Series 2018-5, Class C, 3.99%, 01/15/2025	1,082,928	1,090,537
Series 2019-1, Class C, 3.78%, 04/15/2025	1,266,797	1,272,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Core Bond Fund

	Principal Amount	Value
Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 0.00% (3 mo. USD LIBOR + 1.08%), 01/15/2034(b)(c)	$1,078,634	$ 1,079,394
Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(g)	665,081	669,180
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(g)	622,190	619,551
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 03/15/2024(b)	2,503,620	2,522,969
Extended Stay America Trust, Series 2021-ESH, Class B, 1.47% (1 mo. USD LIBOR + 1.38%), 07/15/2038(b)(c)	1,721,046	1,724,725
First Horizon Alternative Mortgage Securities Trust, Series 2005- FA8, Class 1A6, 0.74% (1 mo. USD LIBOR + 0.65%), 11/25/2035(c)	442,494	213,242
Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(g)	6,975,000	7,119,132
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(g)	1,524,325	1,558,223
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A2, 0.69% (1 mo. USD LIBOR + 0.60%), 09/15/2024(c)	9,380,000	9,424,945
FREMF Mortgage Trust,
Series 2012-K23, Class C, 3.66%, 10/25/2045(b)(g)	680,000	693,629
Series 2013-K25, Class C, 3.62%, 11/25/2045(b)(g)	605,000	620,046
Series 2013-K26, Class C, 3.60%, 12/25/2045(b)(g)	1,165,000	1,195,302
Series 2013-K27, Class C, 3.50%, 01/25/2046(b)(g)	650,000	666,996
Series 2013-K28, Class C, 3.49%, 06/25/2046(b)(g)	2,580,000	2,659,471
Series 2015-K44, Class B, 3.67%, 01/25/2048(b)(g)	1,175,000	1,246,332
Series 2017-K62, Class B, 3.87%, 01/25/2050(b)(g)	1,040,000	1,133,045
Series 2017-K724, Class B, 5.26%, 12/25/2049(b)(g)	780,000	813,281
GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 1.20% (3 mo. USD LIBOR + 1.07%), 01/20/2033(b)(c)	1,712,000	1,713,263
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 1.20% (3 mo. USD LIBOR + 1.07%), 10/20/2032(b)(c)	2,190,000	2,191,307
Golub Capital Partners CLO 40A Ltd., Series 2019-40A, Class AR, 1.21% (3 mo. USD LIBOR + 1.09%), 01/25/2032(b)(c)	5,264,000	5,266,443

	Principal Amount	Value
GS Mortgage Securities Trust,
Series 2012-GC6, Class AS, 4.95%, 01/10/2045(b)	$904,299	$ 904,246
Series 2013-GC16, Class AS, 4.65%, 11/10/2046	974,215	1,032,274
Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	139,679	141,144
Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	589,120	606,564
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	3,780,000	3,864,892
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(g)	3,677,590	3,754,546
GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.05%, 07/25/2035(g)	94,918	98,805
Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	1,322,000	1,316,630
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	705,000	704,072
Hertz Vehicle Financing LLC,
Series 2021-1A, Class A, 1.21%, 12/26/2025(b)	978,000	974,015
Series 2021-1A, Class B, 1.56%, 12/26/2025(b)	432,000	431,647
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class AS, 4.52%, 12/15/2046	3,490,000	3,691,469
Series 2013-LC11, Class AS, 3.22%, 04/15/2046	1,722,000	1,768,170
Series 2014-C20, Class AS, 4.04%, 07/15/2047	3,950,000	4,175,724
Series 2016-JP3, Class A2, 2.43%, 08/15/2049	1,022,635	1,026,470
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.48%, 07/25/2035(g)	360,820	370,613
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class AS, 4.07%, 11/15/2047	6,036,000	6,361,193
Series 2015-C27, Class XA, IO, 1.15%, 02/15/2048(h)	33,133,969	1,072,152
Series 2015-C28, Class AS, 3.53%, 10/15/2048	3,400,000	3,495,374
KKR CLO 30 Ltd., Series 30A, Class A1R, 0.00% (3 mo. USD LIBOR + 1.02%), 10/17/2031(b)(c)	3,771,000	3,772,886
LB Commercial Conduit Mortgage Trust, Series 1998-C1, Class IO, 0.91%, 02/18/2030(h)	18,317	1
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(g)	8,671	3,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Core Bond Fund

	Principal Amount	Value
Life Mortgage Trust,
Series 2021-BMR, Class A, 0.79% (1 mo. USD LIBOR + 0.70%), 03/15/2038(b)(c)	$2,295,000	$ 2,295,090
Series 2021-BMR, Class B, 0.97% (1 mo. USD LIBOR + 0.88%), 03/15/2038(b)(c)	3,735,000	3,735,756
Series 2021-BMR, Class C, 1.19% (1 mo. USD LIBOR + 1.10%), 03/15/2038(b)(c)	1,570,000	1,570,558
Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 1.27% (3 mo. USD LIBOR + 1.15%), 04/19/2033(b)(c)	10,755,000	10,785,770
Med Trust,
Series 2021-MDLN, Class A, 1.05% (1 mo. USD LIBOR + 0.95%), 11/15/2026(b)(c)	2,660,000	2,660,000
Series 2021-MDLN, Class B, 1.55% (1 mo. USD LIBOR + 1.45%), 11/15/2026(b)(c)	4,303,000	4,303,000
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(g)	2,813,540	2,866,876
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(g)	2,719,984	2,786,390
MFRA Trust,
Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(b)(g)	2,986,436	3,011,393
Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(b)(g)	3,747,062	3,814,191
MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 0.79% (1 mo. USD LIBOR + 0.70%), 07/15/2038(b)(c)	1,945,000	1,944,560
Series 2021-STOR, Class B, 0.99% (1 mo. USD LIBOR + 0.90%), 07/15/2038(b)(c)	1,460,000	1,459,949
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class AS, 3.46%, 05/15/2046	6,222,000	6,395,593
Series 2014-C19, Class AS, 3.83%, 12/15/2047	5,035,000	5,332,815
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.78%, 12/15/2050(h)	13,087,626	514,247
Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10, 2.06%, 01/15/2022	1,407,110	1,411,983
Motel Trust,
Series 2021-MTL6, Class A, 0.99% (1 mo. USD LIBOR + 0.90%), 09/15/2038(b)(c)	1,220,000	1,221,878
Series 2021-MTL6, Class B, 1.29% (1 mo. USD LIBOR + 1.20%), 09/15/2038(b)(c)	495,000	495,350
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 1.14% (3 mo. USD LIBOR + 1.02%), 04/19/2030(b)(c)	5,054,000	5,056,178

	Principal Amount	Value
Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class A, 1.18% (3 mo. USD LIBOR + 1.06%), 04/16/2033(b)(c)	$3,402,000	$ 3,409,910
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(g)	3,389,629	3,459,402
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 1.08% (3 mo. USD LIBOR + 0.96%), 07/15/2030(b)(c)	3,192,000	3,197,972
Series 2020-8RA, Class A1, 1.34% (3 mo. USD LIBOR + 1.22%), 01/17/2032(b)(c)	6,027,000	6,028,766
Octagon Investment Partners 31 LLC, Series 2017-1A, Class AR, 1.18% (3 mo. USD LIBOR + 1.05%), 07/20/2030(b)(c)	5,500,000	5,500,325
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 1.34% (3 mo. USD LIBOR + 1.22%), 01/15/2033(b)(c)	5,507,000	5,508,487
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.39% (3 mo. USD LIBOR + 1.26%), 01/20/2033(b)(c)	5,076,061	5,084,452
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	1,965,000	1,989,051
Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	6,825,000	6,862,039
Residential Accredit Loans, Inc. Trust,
Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	63,114	60,316
Series 2007-QS6, Class A28, 5.75%, 04/25/2037	310,203	298,013
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 02/25/2024(b)(g)	1,250,897	1,262,180
Santander Drive Auto Receivables Trust,
Series 2017-3, Class D, 3.20%, 11/15/2023	1,407,988	1,412,724
Series 2018-1, Class D, 3.32%, 03/15/2024	859,689	866,033
Series 2018-2, Class D, 3.88%, 02/15/2024	1,953,676	1,977,247
Series 2019-2, Class D, 3.22%, 07/15/2025	3,210,000	3,291,390
Series 2019-3, Class D, 2.68%, 10/15/2025	2,805,000	2,855,898
Santander Retail Auto Lease Trust, Series 2019-A, Class C, 3.30%, 05/22/2023(b)	5,160,000	5,193,777
Sonic Capital LLC,
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	1,858,450	1,828,378
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	1,818,483	1,802,178
Star Trust,
Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(g)	3,562,919	3,564,612
Series 2021-SFR1, Class A, 0.69% (1 mo. USD LIBOR + 0.60%), 04/17/2038(b)(c)	11,612,368	11,608,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Core Bond Fund

	Principal Amount	Value
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(g)	$1,360,494	$ 1,370,808
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 1.41% (3 mo. USD LIBOR + 1.29%), 04/18/2033(b)(c)	3,000,000	3,005,754
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	4,953,600	4,970,096
TICP CLO XV Ltd., Series 2020-15A, Class A, 1.41% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(c)	4,685,000	4,693,616
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	4,597,803	4,469,905
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 0.99%, 11/15/2050(h)	19,680,973	827,947
Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(i)	2,440,431	2,467,778
Series 2020-1, Class A2, 2.64%, 01/25/2060(b)(i)	1,733,386	1,752,529
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(b)(g)	673,701	677,842
Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(g)	1,600,084	1,595,587
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(g)	2,853,711	2,852,783
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	1,858,381	1,858,880
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 2.49%, 10/25/2033(g)	249,930	253,799
Series 2005-AR14, Class 1A4, 2.86%, 12/25/2035(g)	389,341	397,776
Series 2005-AR16, Class 1A1, 2.71%, 12/25/2035(g)	368,344	376,766
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	3,141,266	3,219,092
Series 2017-C42, Class XA, IO, 0.88%, 12/15/2050(h)	18,185,205	854,861
Westlake Automobile Receivables Trust, Series 2019-3A, Class C, 2.49%, 10/15/2024(b)	4,570,000	4,626,545
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046	2,330,000	2,395,288
Series 2014-C20, Class AS, 4.18%, 05/15/2047	1,693,000	1,785,899
Series 2014-C25, Class AS, 3.98%, 11/15/2047	5,225,000	5,553,541
Series 2014-LC14, Class AS, 4.35%, 03/15/2047(g)	2,174,838	2,300,022

	Principal Amount	Value
World Financial Network Credit Card Master Trust,
Series 2019-A, Class A, 3.14%, 12/15/2025	$1,150,000	$ 1,159,836
Series 2019-B, Class A, 2.49%, 04/15/2026	4,555,000	4,618,899
Series 2019-C, Class A, 2.21%, 07/15/2026	3,910,000	3,973,774
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	5,840,362	5,975,970
Total Asset-Backed Securities (Cost $435,282,741)		434,364,566

U.S. Government Sponsored Agency Mortgage-Backed Securities–17.82%
Collateralized Mortgage Obligations–0.95%
Fannie Mae Interest STRIPS,
IO, 7.00%, 06/25/2023 to 04/25/2032(j)	925,483	189,280
7.50%, 10/25/2023 to 11/25/2029(j)	129,928	8,367
6.50%, 04/25/2029 to 02/25/2033(j)	1,468,999	257,115
6.50%, 02/25/2033(h)	15,643	2,710
6.00%, 06/25/2033 to 03/25/2036(j)	681,766	120,957
5.50%, 09/25/2033 to 06/25/2035(j)	1,450,975	243,605
5.50%, 05/25/2034(h)	224,160	36,414
6.00%, 09/25/2035(h)	287,483	49,155
Fannie Mae REMICs,
6.50%, 06/25/2023 to 10/25/2031	247,179	271,908
4.50%, 08/25/2025	38,254	39,285
5.50%, 12/25/2025 to 07/25/2046(j)	4,080,610	3,166,988
7.00%, 07/25/2026 to 04/25/2033(j)	582,726	114,018
4.00%, 08/25/2026 to 08/25/2047(j)	2,029,085	244,770
6.00%, 11/25/2028	93,586	104,448
7.50%, 12/25/2029	612,995	697,858
1.09% (1 mo. USD LIBOR + 1.00%), 07/25/2032(c)	76,816	78,610
0.49% (1 mo. USD LIBOR + 0.40%), 03/25/2033(c)	18,588	18,656
0.34% (1 mo. USD LIBOR + 0.25%), 08/25/2035(c)	73,710	73,916
23.87% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(c)	163,775	254,366
1.03% (1 mo. USD LIBOR + 0.94%), 06/25/2037(c)	99,376	100,128
5.00%, 04/25/2040 to 09/25/2047(c)(j)	8,724,235	1,748,492
IO, 7.01% (7.10% - (1.00 x 1 mo. USD LIBOR)), 06/25/2023 to 11/25/2030(c)(j)	44,879	2,795
6.61% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2024 to 05/25/2035(c)(j)	530,382	92,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Core Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
8.06% (8.15% - (1.00 x 1 mo. USD LIBOR)), 04/25/2027(c)(j)	$68,558	$ 9,771
3.00%, 11/25/2027(j)	1,696,226	94,059
9.71% (9.80% - (1.00 x 1 mo. USD LIBOR)), 03/17/2031(c)(j)	43	3
7.66% (7.75% - (1.00 x 1 mo. USD LIBOR)), 07/25/2031 to 02/25/2032(c)(j)	68,086	12,714
7.76% (7.85% - (1.00 x 1 mo. USD LIBOR)), 11/18/2031(c)(j)	59,362	10,594
7.81% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(c)(j)	139,744	25,743
7.16% (7.25% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(c)(j)	107,516	20,248
7.86% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032 to 07/25/2032(c)(j)	199,659	33,124
8.01% (8.10% - (1.00 x 1 mo. USD LIBOR)), 02/25/2032 to 03/25/2032(c)(j)	25,347	3,761
1.00% (8.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(c)(j)	180,431	4,406
6.91% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032 to 09/25/2032(c)(j)	458,136	76,057
7.91% (8.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032 to 12/25/2032(c)(j)	356,977	75,034
7.91% (8.00% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(c)(j)	220,545	43,537
8.01% (8.10% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(c)(j)	67,293	12,451
8.11% (8.20% - (1.00 x 1 mo. USD LIBOR)), 01/25/2033(c)(j)	289,477	62,490
8.16% (8.25% - (1.00 x 1 mo. USD LIBOR)), 02/25/2033 to 05/25/2033(c)(j)	227,261	51,063
7.46% (7.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2033(c)(j)	243,448	50,922
6.66% (6.75% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035(c)(j)	99,148	15,640
6.51% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(c)(j)	339,400	48,898
3.50%, 08/25/2035(j)	5,067,144	629,020
6.01% (6.10% - (1.00 x 1 mo. USD LIBOR)), 10/25/2035(c)(j)	226,740	39,303
6.49% (6.58% - (1.00 x 1 mo. USD LIBOR)), 06/25/2036(c)(j)	15,978	2,942
5.96% (6.05% - (1.00 x 1 mo. USD LIBOR)), 07/25/2038(c)(j)	78,645	9,679
6.46% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(c)(j)	498,327	92,044
6.06% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(c)(j)	1,124,145	226,879
PO, 0.00%, 09/25/2023(k)	10,044	9,930

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(h)	$76,068,260	$ 559,893
Series KC03, Class X1, IO, 0.63%, 11/25/2024(h)	42,711,088	542,559
Series K734, Class X1, IO, 0.65%, 02/25/2026(h)	33,161,984	818,806
Series K735, Class X1, IO, 1.10%, 05/25/2026(h)	34,218,962	1,321,441
Series K093, Class X1, IO, 0.95%, 05/25/2029(h)	27,701,999	1,747,262
Freddie Mac REMICs,
1.50%, 07/15/2023	82,064	82,460
5.00%, 09/15/2023	84,575	86,994
1.14% (1 mo. USD LIBOR + 1.05%), 10/15/2023(c)	86,525	86,596
6.50%, 02/15/2028 to 06/15/2032	855,458	968,226
6.00%, 04/15/2029	54,614	60,905
0.99% (1 mo. USD LIBOR + 0.90%), 07/15/2031(c)	57,631	58,872
7.00%, 03/15/2032	222,658	260,488
3.50%, 05/15/2032	189,131	200,451
1.09% (1 mo. USD LIBOR + 1.00%), 06/15/2032(c)	238,451	244,048
24.42% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(c)	44,128	70,954
0.49% (1 mo. USD LIBOR + 0.40%), 09/15/2035(c)	129,774	131,028
4.00%, 04/15/2040 to 03/15/2045(j)	1,061,571	53,722
IO, 7.56% (7.65% - (1.00 x 1 mo. USD LIBOR)), 07/15/2026 to 03/15/2029(c)(j)	230,326	30,001
3.00%, 06/15/2027 to 05/15/2040(j)	5,688,981	324,932
2.50%, 05/15/2028(j)	1,144,826	60,285
7.61% (7.70% - (1.00 x 1 mo. USD LIBOR)), 03/15/2029(c)(j)	33,671	3,336
8.01% (8.10% - (1.00 x 1 mo. USD LIBOR)), 09/15/2029(c)(j)	10,122	1,530
7.66% (7.75% - (1.00 x 1 mo. USD LIBOR)), 01/15/2032(c)(j)	144,291	23,557
6.96% (7.05% - (1.00 x 1 mo. USD LIBOR)), 10/15/2033(c)(j)	290,490	48,354
6.61% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(c)(j)	291,552	42,783
6.66% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(c)(j)	235,311	33,689
6.63% (6.72% - (1.00 x 1 mo. USD LIBOR)), 05/15/2035(c)(j)	1,127,607	172,272
6.56% (6.65% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(c)(j)	340,683	77,582
6.91% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(c)(j)	118,386	23,872
5.91% (6.00% - (1.00 x 1 mo. USD LIBOR)), 04/15/2038(c)(j)	51,373	7,891
5.98% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(c)(j)	1,443,033	243,420
6.16% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(c)(j)	369,539	60,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Core Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
6.01% (6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(c)(j)	$1,200,409	$ 162,201
Freddie Mac STRIPS,
IO, 7.00%, 04/01/2027(j)	91,262	10,923
3.00%, 12/15/2027(j)	2,209,557	131,381
3.27%, 12/15/2027(h)	556,313	28,748
6.50%, 02/01/2028(j)	11,516	1,499
7.50%, 12/15/2029(j)	27,270	4,830
6.00%, 12/15/2032(j)	84,165	12,591
PO, 0.00%, 06/01/2026(k)	11,557	11,188
		18,388,087

Federal Home Loan Mortgage Corp. (FHLMC)–0.09%
6.50%, 01/01/2022 to 04/01/2034	102,829	115,732
9.00%, 08/01/2022 to 05/01/2025	1,168	1,251
6.00%, 07/01/2024 to 11/01/2037	82,966	95,339
7.00%, 10/01/2031 to 10/01/2037	902,409	1,027,665
5.50%, 09/01/2039	505,435	588,830
		1,828,817

Federal National Mortgage Association (FNMA)–4.42%
6.50%, 12/01/2022 to 11/01/2031	676,809	762,065
8.50%, 07/01/2032	1,419	1,425
7.50%, 01/01/2033 to 08/01/2033	677,951	769,124
7.00%, 04/01/2033 to 04/01/2034	411,224	461,965
5.50%, 02/01/2035 to 05/01/2036	477,518	553,900
TBA, 3.00%, 11/01/2051(l)	80,000,000	83,462,501
		86,010,980

Government National Mortgage Association (GNMA)–3.74%
ARM, 1.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2025 to 07/20/2027(c)	1,917	1,970
IO, 7.41% (7.50% - (1.00 x 1 mo. USD LIBOR)), 02/16/2032(c)(j)	42,491	35
6.46% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(c)(j)	753,096	133,186
6.56% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(c)(j)	2,224,092	328,289
4.50%, 09/16/2047(j)	3,348,086	493,671
6.11% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(c)(j)	2,992,294	535,393
TBA, 2.50%, 11/01/2051(l)	69,445,000	71,391,359
		72,883,903

	Principal Amount	Value
Thrifts & Mortgage Finance–8.62%
TBA, 2.00%, 11/01/2036 to 11/01/2051(l)	$84,360,000	$ 85,525,927
2.50%, 11/01/2051(l)	80,000,000	82,167,188
		167,693,115
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $349,368,787)		346,804,902

U.S. Treasury Securities–13.96%
U.S. Treasury Bonds–5.31%
1.75%, 08/15/2041	25,835,300	24,878,587
2.38%, 05/15/2051	71,486,300	78,590,251
		103,468,838
U.S. Treasury Notes–8.65%
0.25%, 09/30/2023	29,887,600	29,768,516
0.63%, 10/15/2024	19,617,700	19,544,133
0.88%, 09/30/2026	71,518,600	70,482,139
1.25%, 09/30/2028	5,135,600	5,065,387
1.25%, 08/15/2031	44,693,800	43,436,787
		168,296,962
Total U.S. Treasury Securities (Cost $273,272,834)		271,765,800

	Shares
Preferred Stocks–0.72%
Asset Management & Custody Banks–0.11%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(d)	1,917,000	2,090,872

Diversified Banks–0.37%
JPMorgan Chase & Co., 3.60%, Series I, Pfd.(c)	7,233,000	7,251,047

Investment Banking & Brokerage–0.16%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(d)	3,097,000	3,147,326

Other Diversified Financial Services–0.08%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(d)	1,502,000	1,618,405
Total Preferred Stocks (Cost $13,754,103)		14,107,650

	Principal Amount
Municipal Obligations–0.48%
California State University,
Series 2021 B, Ref. RB, 2.72%, 11/01/2052	$1,725,000	1,730,058
Series 2021 B, Ref. RB, 2.94%, 11/01/2052	2,585,000	2,595,210
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	4,965,000	4,991,233
Total Municipal Obligations (Cost $9,275,000)		9,316,501

Agency Credit Risk Transfer Notes–0.29%
Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M2, 6.09% (1 mo. USD LIBOR + 6.00%), 09/25/2028(c)	2,413,664	2,527,239

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Core Bond Fund

	Principal Amount	Value

Freddie Mac,
Series 2014-DN3, Class M3, STACR® , 4.09% (1 mo. USD LIBOR + 4.00%), 08/25/2024(c)	$900,441	$923,048
Series 2018-DNA2, Class M1, STACR® , 0.89% (1 mo. USD LIBOR + 0.80%), 12/25/2030(b)(c)	733,196	733,259
Series 2018-DNA3, Class M1, STACR® , 0.84% (1 mo. USD LIBOR + 0.75%), 09/25/2048(b)(c)	2,752	2,752
Series 2018-HQA2, Class M1, STACR® , 0.84% (1 mo. USD LIBOR + 0.75%), 10/25/2048(b)(c)	459,077	459,416
Series 2019-HRP1, Class M2, STACR® , 1.49% (1 mo. USD LIBOR + 1.40%), 02/25/2049(b)(c)	1,022,406	1,029,940
Total Agency Credit Risk Transfer Notes (Cost $5,790,534)		5,675,654

Investment Abbreviations:

ARM	- Adjustable Rate Mortgage
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PO	- Principal Only
RB	- Revenue Bonds
Ref.	- Refunding
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced
USD	- U.S. Dollar

	Shares	Value

Money Market Funds-17.59%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(m)(n)	120,599,560	$120,599,560

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(m)(n)	84,040,826	84,066,037

Invesco Treasury Portfolio, Institutional Class, 0.01%(m)(n)	137,828,068	137,828,068

Total Money Market Funds (Cost $342,501,334)		342,493,665

TOTAL INVESTMENTS IN SECURITIES-116.78% (Cost $2,266,935,532)		2,273,400,598

OTHER ASSETS LESS LIABILITIES-(16.78)%		(326,695,267)

NET ASSETS-100.00%		$1,946,705,331

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Core Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $525,844,806, which represented 27.01% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(h)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)	Zero coupon bond issued at a discount.
(l)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$199,073,694	$177,020,169	$(255,494,303)	$ -	$-	$120,599,560	$ 44,807

Invesco Liquid Assets Portfolio, Institutional Class	142,142,590	124,428,317	(182,495,931)	16,423	(25,362)	84,066,037	36,264

Invesco Treasury Portfolio, Institutional Class	227,512,792	202,308,764	(291,993,488)	-	-	137,828,068	20,463

Total	$568,729,076	$503,757,250	$(729,983,722)	$16,423	$(25,362)	$342,493,665	$101,534

(n)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk
U.S. Treasury 2 Year Notes	577	December-2021	$126,507,250	$(540,938)	$(540,938)

U.S. Treasury 5 Year Notes	830	December-2021	101,052,500	(1,028,729)	(1,028,729)

U.S. Treasury 10 Year Notes	938	December-2021	122,599,531	(1,819,492)	(1,819,492)

U.S. Treasury Ultra Bonds	33	December-2021	6,481,406	(6,188)	(6,188)

Subtotal-Long Futures Contracts				(3,395,347)	(3,395,347)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Ultra Notes	838	December-2021	(121,536,187)	1,480,379	1,480,379

U.S. Treasury Long Bonds	96	December-2021	(15,441,000)	153,000	153,000

Subtotal-Short Futures Contracts				1,633,379	1,633,379

Total Futures Contracts				$(1,761,968)	$(1,761,968)

(a)	Futures contracts collateralized by $1,020,529 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Core Bond Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $1,924,434,198)	$1,930,906,933
Investments in affiliated money market funds, at value (Cost $342,501,334)	342,493,665
Other investments:
Variation margin receivable – futures contracts	2,315,526
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	1,020,529
Cash	5,098,426
Receivable for:
Investments sold	17,976,457
Fund shares sold	4,191,387
Dividends	4,981
Interest	7,518,672
Principal paydowns	14,980
Investment for trustee deferred compensation and retirement plans	179,660
Other assets	70,237
Total assets	2,311,791,453

Liabilities:
Payable for:
Investments purchased	361,189,091
Dividends	544,696
Fund shares reacquired	1,795,509
Accrued fees to affiliates	785,621
Accrued other operating expenses	591,545
Trustee deferred compensation and retirement plans	179,660
Total liabilities	365,086,122
Net assets applicable to shares outstanding	$1,946,705,331

Net assets consist of:
Shares of beneficial interest	$1,941,831,008
Distributable earnings	4,874,323
$1,946,705,331

Net Assets:

Class A	$ 760,690,205
Class C	$ 68,167,284
Class R	$ 84,671,119
Class Y	$ 721,456,477
Class R5	$ 16,897
Class R6	$ 311,703,349

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	111,278,402
Class C	9,964,653
Class R	12,392,091
Class Y	106,206,883
Class R5	2,472
Class R6	45,630,463
Class A:
Net asset value per share	$ 6.84
Maximum offering price per share (Net asset value of $6.84 ÷ 95.75%)	$ 7.14
Class C:
Net asset value and offering price per share	$ 6.84
Class R:
Net asset value and offering price per share	$ 6.83
Class Y:
Net asset value and offering price per share	$ 6.79
Class R5:
Net asset value and offering price per share	$ 6.84
Class R6:
Net asset value and offering price per share	$ 6.83

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Core Bond Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:

Interest (net of foreign withholding taxes of $1,804)	$37,396,952

Dividends from affiliated money market funds	101,534

Total investment income	37,498,486

Expenses:

Advisory fees	6,519,634

Administrative services fees	270,849

Custodian fees	56,515

Distribution fees:
Class A	1,919,241

Class C	804,225

Class R	405,512

Transfer agent fees – A, C, R and Y	2,539,701

Transfer agent fees – R5	10

Transfer agent fees – R6	69,203

Trustees’ and officers’ fees and benefits	37,567

Registration and filing fees	175,195

Reports to shareholders	102,271

Professional services fees	106,813

Other	44,072

Total expenses	13,050,808

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,360,516)

Net expenses	11,690,292

Net investment income	25,808,194

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	6,670,570

Affiliated investment securities	(25,362)

Futures contracts	(3,850,828)

2,794,380

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(24,254,973)

Affiliated investment securities	16,423

Futures contracts	(709,121)

(24,947,671)

Net realized and unrealized gain (loss)	(22,153,291)

Net increase in net assets resulting from operations	$3,654,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Core Bond Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:

Net investment income	$25,808,194	$41,650,219

Net realized gain	2,794,380	120,595,816

Change in net unrealized appreciation (depreciation)	(24,947,671)	(19,829,722)

Net increase in net assets resulting from operations	3,654,903	142,416,313

Distributions to shareholders from distributable earnings:

Class A	(24,735,941)	(45,423,372)

Class C	(2,206,867)	(5,272,451)

Class R	(2,304,208)	(4,539,639)

Class Y	(23,138,369)	(35,631,087)

Class R5	(601)	(1,300)

Class R6	(9,852,844)	(47,374,186)

Total distributions from distributable earnings	(62,238,830)	(138,242,035)

Share transactions-net:

Class A	20,914,652	202,087,982

Class C	(24,232,213)	19,992,295

Class R	8,288,547	20,481,858

Class Y	119,908,386	94,194,446

Class R5	—	(1,500)

Class R6	56,640,636	(710,966,085)

Net increase (decrease) in net assets resulting from share transactions	181,520,008	(374,211,004)

Net increase (decrease) in net assets	122,936,081	(370,036,726)

Net assets:

Beginning of year	1,823,769,250	2,193,805,976

End of year	$1,946,705,331	$1,823,769,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Core Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Class A
Year ended 10/31/21	$7.05	$0.09	$(0.08)	$0.01	$(0.10)	$(0.12)	$(0.22)	$6.84	0.15%	$760,690	0.72%		0.79%		1.23%		526%
Year ended 10/31/20	7.03	0.14	0.37	0.51	(0.15)	(0.34)	(0.49)	7.05	7.36 (f)	763,731	0.74	(f)	0.80	(f)	1.98	(f)	397
Ten months ended 10/31/19	6.57	0.17	0.46	0.63	(0.17)	–	(0.17)	7.03	9.73	563,054	0.75	(g)	0.81	(g)	2.95	(g)	86
Year ended 12/31/18	6.86	0.21	(0.29)	(0.08)	(0.21)	–	(0.21)	6.57	(1.12)	478,723	0.75		0.80		3.18		64
Year ended 12/31/17	6.76	0.18	0.11	0.29	(0.19)	–	(0.19)	6.86	4.29	561,713	0.77		0.87		2.62		86
Year ended 12/31/16	6.74	0.17	0.02	0.19	(0.17)	–	(0.17)	6.76	2.75	610,368	0.85		0.94		2.41		80
Class C
Year ended 10/31/21	7.05	0.03	(0.07)	(0.04)	(0.05)	(0.12)	(0.17)	6.84	(0.64)	68,167	1.48		1.54		0.47		526
Year ended 10/31/20	7.03	0.08	0.37	0.45	(0.09)	(0.34)	(0.43)	7.05	6.51	94,978	1.55		1.56		1.17		397
Ten months ended 10/31/19	6.58	0.12	0.46	0.58	(0.13)	–	(0.13)	7.03	8.85	75,026	1.54	(g)	1.56	(g)	2.15	(g)	86
Year ended 12/31/18	6.87	0.16	(0.29)	(0.13)	(0.16)	–	(0.16)	6.58	(1.90)	91,596	1.55		1.55		2.38		64
Year ended 12/31/17	6.77	0.12	0.11	0.23	(0.13)	–	(0.13)	6.87	3.43	109,888	1.60		1.63		1.79		86
Year ended 12/31/16	6.75	0.11	0.02	0.13	(0.11)	–	(0.11)	6.77	1.92	127,465	1.65		1.69		1.60		80
Class R
Year ended 10/31/21	7.04	0.07	(0.08)	(0.01)	(0.08)	(0.12)	(0.20)	6.83	(0.14)	84,671	0.98		1.04		0.97		526
Year ended 10/31/20	7.03	0.12	0.36	0.48	(0.13)	(0.34)	(0.47)	7.04	6.90	78,849	1.04		1.06		1.68		397
Ten months ended 10/31/19	6.57	0.15	0.47	0.62	(0.16)	–	(0.16)	7.03	9.47	58,568	1.05	(g)	1.07	(g)	2.66	(g)	86
Year ended 12/31/18	6.86	0.19	(0.29)	(0.10)	(0.19)	–	(0.19)	6.57	(1.41)	52,539	1.05		1.05		2.88		64
Year ended 12/31/17	6.76	0.16	0.10	0.26	(0.16)	–	(0.16)	6.86	3.95	61,691	1.10		1.12		2.29		86
Year ended 12/31/16	6.74	0.14	0.02	0.16	(0.14)	–	(0.14)	6.76	2.43	63,752	1.15		1.19		2.09		80
Class Y
Year ended 10/31/21	7.00	0.10	(0.07)	0.03	(0.12)	(0.12)	(0.24)	6.79	0.43	721,456	0.43		0.54		1.52		526
Year ended 10/31/20	6.99	0.16	0.36	0.52	(0.17)	(0.34)	(0.51)	7.00	7.56	622,504	0.44		0.56		2.28		397
Ten months ended 10/31/19	6.53	0.18	0.47	0.65	(0.19)	–	(0.19)	6.99	10.05	528,791	0.45	(g)	0.56	(g)	3.25	(g)	86
Year ended 12/31/18	6.82	0.23	(0.29)	(0.06)	(0.23)	–	(0.23)	6.53	(0.84)	413,373	0.45		0.55		3.48		64
Year ended 12/31/17	6.72	0.20	0.11	0.31	(0.21)	–	(0.21)	6.82	4.60	343,689	0.48		0.62		2.93		86
Year ended 12/31/16	6.70	0.18	0.02	0.20	(0.18)	–	(0.18)	6.72	3.01	177,047	0.60		0.69		2.64		80
Class R5
Year ended 10/31/21	7.05	0.11	(0.08)	0.03	(0.12)	(0.12)	(0.24)	6.84	0.46	17	0.41		0.43		1.54		526
Year ended 10/31/20	7.03	0.16	0.37	0.53	(0.17)	(0.34)	(0.51)	7.05	7.71	17	0.43		0.44		2.29		397
Period ended 10/31/19(h)	6.81	0.10	0.21	0.31	(0.09)	–	(0.09)	7.03	4.60	19	0.40	(g)	0.41	(g)	3.29	(g)	86
Class R6
Year ended 10/31/21	7.04	0.11	(0.08)	0.03	(0.12)	(0.12)	(0.24)	6.83	0.48	311,703	0.38		0.40		1.57		526
Year ended 10/31/20	7.02	0.17	0.36	0.53	(0.17)	(0.34)	(0.51)	7.04	7.76	263,690	0.38		0.39		2.34		397
Ten months ended 10/31/19	6.57	0.19	0.45	0.64	(0.19)	–	(0.19)	7.02	9.91	968,348	0.38	(g)	0.39	(g)	3.31	(g)	86
Year ended 12/31/18	6.86	0.23	(0.28)	(0.05)	(0.24)	–	(0.24)	6.57	(0.77)	902,457	0.40		0.41		3.53		64
Year ended 12/31/17	6.75	0.20	0.12	0.32	(0.21)	–	(0.21)	6.86	4.81	993,755	0.42		0.43		2.98		86
Year ended 12/31/16	6.74	0.19	0.01	0.20	(0.19)	–	(0.19)	6.75	2.96	614,674	0.49		0.50		2.77		80

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.01%, 0.00%, 0.00% and 0.01% for the ten months ended October 31, 2019 and for the years ended December 31, 2018, 2017 and 2016, respectively.

(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $7,090,795,832 and $7,321,457,192, $10,593,719,030 and $10,775,658,902, $9,083,844,819 and $8,679,566,809 and $7,572,160,629 and $7,520,146,688 for ten months ended October 31, 2019 and for the years ended December 31, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Core Bond Fund

Notes to Financial Statements

October 31, 2021

NOTE 1—Significant Accounting Policies

Invesco Core Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

27	Invesco Core Bond Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

28	Invesco Core Bond Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

N.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Q.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $500 million	0.400%
Next $500 million	0.350%
Next $4 billion	0.330%
Over $5 billion	0.310%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.34%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.70%, 1.45%, 0.95%, 0.45%, 0.45%, and 0.45%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to

29	Invesco Core Bond Fund

limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.56%, 1.05%, 0.45%, 0.45%, and 0.40%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $291,504 and reimbursed class level expenses of $407,893, $29,010, $33,229, $592,893, $0 and $3,353 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $81,148 in front-end sales commissions from the sale of Class A shares and $7,516 and $7,357 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$839,515,354	$9,356,506	$848,871,860
Asset-Backed Securities	—	434,364,566	—	434,364,566
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	346,804,902	—	346,804,902
U.S. Treasury Securities	—	271,765,800	—	271,765,800
Preferred Stocks	—	14,107,650	—	14,107,650
Municipal Obligations	—	9,316,501	—	9,316,501
Agency Credit Risk Transfer Notes	—	5,675,654	—	5,675,654
Money Market Funds	342,493,665	—	—	342,493,665
Total Investments in Securities	342,493,665	1,921,550,427	9,356,506	2,273,400,598
Other Investments - Assets*
Futures Contracts	1,633,379	—	—	1,633,379

30	Invesco Core Bond Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(3,395,347)	$—	$—	$(3,395,347)

Total Other Investments	(1,761,968)	—	—	(1,761,968)

Total Investments	$340,731,697	$1,921,550,427	$9,356,506	$2,271,638,630

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts — Exchange-Traded(a)	$1,633,379

Derivatives not subject to master netting agreements	(1,633,379)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(3,395,347)

Derivatives not subject to master netting agreements	3,395,347

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$(3,850,828)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(709,121)

Total	$(4,559,949)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$787,631,581

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,634.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

31	Invesco Core Bond Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020
Ordinary income*	$50,564,465	$102,188,588
Long-term capital gain	11,674,365	36,053,447
Total distributions	$62,238,830	$138,242,035

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$4,953,208

Net unrealized appreciation — investments	3,624,129

Temporary book/tax differences	(175,094)

Capital loss carryforward	(3,527,920)

Shares of beneficial interest	1,941,831,008

Total net assets	$1,946,705,331

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$3,527,920	$—	$3,527,920

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $1,408,765,669 and $1,141,677,262, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$25,623,631

Aggregate unrealized (depreciation) of investments	(21,999,502)

Net unrealized appreciation of investments	$3,624,129

Cost of investments for tax purposes is $2,268,014,501.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar roll transactions and prior year distribution redesignation, on October 31, 2021, undistributed net investment income was increased by $8,490,138 and undistributed net realized gain (loss) was decreased by $8,490,138. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

32	Invesco Core Bond Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020

	Shares	Amount	Shares	Amount

Sold:
Class A	27,406,232	$190,173,947	44,725,365	$318,388,852

Class C	2,879,515	20,058,954	7,112,457	50,607,917

Class R	4,484,685	31,028,788	5,128,843	36,499,181

Class Y	64,678,895	444,839,834	81,574,428	578,614,357

Class R6	23,117,686	159,761,711	28,385,347	201,331,387

Issued as reinvestment of dividends:
Class A	3,282,857	22,851,333	5,929,551	42,118,585

Class C	293,791	2,053,420	683,061	4,850,681

Class R	329,541	2,294,068	635,007	4,504,597

Class Y	2,624,583	18,148,874	4,254,539	30,004,623

Class R5	–	–	19	136

Class R6	1,103,448	7,669,664	5,671,283	40,277,639

Automatic conversion of Class C shares to Class A shares:
Class A	2,779,739	19,353,054	1,416,636	10,072,026

Class C	(2,776,541)	(19,353,054)	(1,416,066)	(10,072,026)

Reacquired:
Class A	(30,584,046)	(211,463,682)	(23,777,767)	(168,491,481)

Class C	(3,903,685)	(26,991,533)	(3,573,468)	(25,394,277)

Class R	(3,619,662)	(25,034,309)	(2,901,734)	(20,521,920)

Class Y	(49,988,861)	(343,080,322)	(72,614,369)	(514,424,534)

Class R5	–	–	(223)	(1,636)

Class R6	(16,037,206)	(110,790,739)	(134,489,423)	(952,575,111)

Net increase (decrease) in share activity	26,070,971	$181,520,008	(53,256,514)	$(374,211,004)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

33	Invesco Core Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Bond Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the two years in the period ended October 31, 2021 and the ten months ended October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6. For each of the two years in the period ended October 31, 2021 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer Total Return Bond Fund (subsequently renamed Invesco Core Bond Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, brokers and portfolio company investees; when replies were not received from brokers or portfolio company investees, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

34	Invesco Core Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,006.00	$3.54	$1,021.68	$3.57	0.70%
Class C	1,000.00	1,000.70	7.36	1,017.85	7.43	1.46
Class R	1,000.00	1,003.20	4.85	1,020.37	4.89	0.96
Class Y	1,000.00	1,006.00	2.22	1,022.99	2.24	0.44
Class R5	1,000.00	1,007.50	2.33	1,022.89	2.35	0.46
Class R6	1,000.00	1,006.20	2.02	1,023.19	2.04	0.40

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

35	Invesco Core Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Bond Fund’s (formerly, Invesco Oppenheimer Total Return Bond Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers , Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

36	Invesco Core Bond Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the

Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

37	Invesco Core Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$11,674,365
Qualified Dividend Income*	2.22%
Corporate Dividends Received Deduction*	1.75%
U.S. Treasury Obligations*	3.38%
Qualified Business Income*	0.00%
Business Interest Income*	62.71%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$20,216,010

38	Invesco Core Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Core Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Core Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Core Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Core Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-5	Invesco Core Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Core Bond Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 033-19338	Invesco Distributors, Inc.	O-TRB-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Developing Markets Fund

Nasdaq:

A: ODMAX ∎ C: ODVCX ∎ R: ODVNX ∎ Y: ODVYX ∎ R5: DVMFX ∎ R6: ODVIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

11	Consolidated Financial Statements

14	Consolidated Financial Highlights

15	Notes to Consolidated Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2021, Class A shares of Invesco Developing Markets Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.71%
Class C Shares	15.86
Class R Shares	16.42
Class Y Shares	17.01
Class R5 Shares	17.09
Class R6 Shares	17.17
MSCI Emerging Markets Index▼	16.96

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year, global equity markets posted gains as good news about coronavirus (COVID-19) vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

    During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

    Emerging market equities declined during the third quarter of 2021, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and other areas along with the potential default of a large Chinese property developer.

    In October of 2021, global equity stocks were positive with the US market leading the way, and Chinese equities rebounded after their decline in the third quarter. Overall, developed market equities outperformed emerging market equities for the fiscal year.

    We believe that after ten very difficult years, the ingredients for sustainable emerging market (EM) equities outperformance are in place. We believe that non-China EM markets are poised for a cyclical recovery. In our view, volatility, momentum and the boom and bust environment will continue, so the investors need to understand the nuances in the market to uncover what we think will be attractive long-term opportunities. Alongside a broader economic recovery, we expect an appreciation for nuance to continue well into 2022.

    From a sector perspective, the largest contributors to the Fund’s relative performance during the fiscal year were stock selection in the consumer discretionary, consumer staples and energy sectors. The largest detractors to relative performance were an underweight and stock selection in information technology, and stock selection in industrials and financials.

    From a country perspective, the largest contributors to the Fund’s relative performance during the fiscal year were an overweight to Russia, an overweight to Singapore (the benchmark has no allocation) and an overweight allocation to and stock selection in Mexico. The largest detractors to relative performance were stock selection in China and underweight positions in South Korea and Taiwan.

    The largest contributors to the Fund’s absolute performance during the fiscal year included Taiwan Semiconductor Manufacturing, Novatek and Housing Development Finance Corporation.

    Taiwan Semiconductor Manufacturing (TSMC) is considered to be the world’s preeminent semiconductor foundry. For the past 30 years, TSMC has made in-house design and innovation a priority while placing a large emphasis on client service and trust, allowing them to capture a large majority of the overall market share. COVID-19 imposed a tremendous amount of uncertainty in the marketplace, spurring key customers to accumulate large inventories of chips in an effort to hedge against the unknown. As this phenomenon was unfolding so was a new trend: the stay-at- home era, which spurred consumer spending on modern household appliances and comforts that relied on customized smart chips. We believe chip demand should continue to increase as new product launches in the central processing unit (CPU) segment are launched and the consumer becomes further entrenched in the internet of things (IoT) lifestyle, all supporting TSMC’s future trajectory. We believe TSMC is firmly positioned as the key enabler of the new computing revolution in the semiconductor industry, with multiple architectures, chip platforms and design teams competing to push computing and artificial intelligence (AI) innovation.

    Novatek is a Russian energy company that has stood at the forefront of technological and business innovation, finding creative ways to add value to its constantly expanding natural gas and stable gas condensate resource base. Novatek has evolved from a local independent gas player to a global liquified natural gas (LNG) leader. Novatek reported strong second quarter 2021 results with revenue, earnings before interest, taxes and amortization (EBITDA) and net income up significantly higher year-over-year given the low base of the previous calendar year and strong quarter performance driven by higher gas prices on international markets that allowed for higher sales prices and growth in volumes. Driven by strong second quarter of 2021 results and continued spot gas price rally in the following months, the company’s share price has performed well. Decarbonization has become one of, if not the most important issue for the energy industry and in the Russian oil and gas sector Novatek seems to be leading the charge. Overall, we believe Novatek has the potential to prove resilience over the next decade as their portfolio of projects reaches full utilization, while the global community continues to transition to cleaner energy sources.

    Housing Development Finance Corporation (HDFC), a long-term holding of the Fund, was the first specialized mortgage company in India and still stands to benefit long-term from the vastly underpenetrated mortgage market. HDFC has exposure in other leading financial businesses that we believe will serve as additional growth levers, namely insurance and asset management. The Reserve Bank of India (RBI) regulated that banks must reduce stakes in insurance holdings to below 50%, thereby prompting a divestment in HDFC ERGO General Insurance Company, a joint venture between HDFC and ERGO. ERGO is one of the major insurance groups in Germany and Europe. HDFC divested to ERGO, which unlocked significant capital. Better affordability, increasing preference for bigger houses and general positive sentiment following a rally in India’s equity markets are generally positive factors for HDFC. Latest company results demonstrated a strong rebound in individual loan growth along with continued improvement in asset quality.

    The largest detractors from the Fund’s absolute performance during the fiscal year included Alibaba, Tencent and New Oriental Education.

    Alibaba is one of China’s most dominant internet companies and holds the leading position in the sizeable e-commerce market

2	Invesco Developing Markets Fund

while experiencing notable competitive threats and ongoing regulatory developments in China. We had been reducing exposure to Alibaba for several quarters on concerns of an increasingly competitive environment and exited the position in July 2021. However, the stock was trading at significantly lower valuation levels in October 2021 and offered an attractive opportunity to re-initiate a small position as the team does work to rebuild conviction.

    Tencent, a long-term holding of the Fund, is a Chinese internet company with roots spread throughout China’s technology infrastructure. During a recent earnings announcement, Tencent’s management team announced that they will be investing in three core pillars - software, games and short-video. Due to ongoing geopolitical tensions with the United States, domestic businesses are increasingly looking for software that is developed and housed in domestic data centers. We believe that Tencent can benefit from this demand shift as they develop and monetize Platform as a service (PaaS) - hardware and software tools available online - and Software as a service (SaaS) - applications available via third party providers over the internet. Tencent has continued to focus on the success of their gaming pipeline, with a larger focus on the US market, which is three times the size of China’s. We believe investments will be made to develop more high-quality games that better suit the tastes of the US consumer. Finally, we believe Tencent will target the short-video market, but with a differentiated approach from competitors by building out a suite of tools that focus on ease of use and efficiency for content creators vs. the traditional subsidization of users and creators. The above initiatives will require capital outlay that will likely not see a return on investment until 2022, which caused the company’s share price to retract following the announcement. Additionally, the recent regulatory interventions in China in terms of limiting time spent on gaming by minors also negatively impacted investor sentiment and the stock price, while the company derives approximately 6% of revenues from this segment. We have reduced exposure to Tancent to reflect changes to our earnings and return expectations.

    New Oriental Education (EDU) operates in China’s vast after school tutoring (AST) market. EDU’s roots were in English tutoring and test preparation for higher level English-speaking exams like the graduate record examinations (GRE). As incomes in China rapidly increased so did the needs of the tutoring market with demand far exceeding supply in the K-12 market, so EDU shifted its focus to this segment that now derives a majority of its revenues. However, the AST market in China has experienced volatility in 2021 due to contemplated reforms the government was looking to implement. Ultimately, a Chinese government announcement in July 2021 indicated notable changes to Chinese after-school tutoring companies that are now expected to convert to non-profits given the

Chinese government’s efforts to curb tutoring for profit in core school subjects to ease financial pressures on families. The news sent shockwaves through China’s vast private education sector with EDU’s share price plunging. The announced regulatory changes were more extreme than expected and the government decisions more challenging and complex, which has created a heightened level of uncertainty. We continue to monitor the evolving developments.

    During this period of crisis and future uncertainty, we remain focused on understanding the macroeconomic pressures that are idiosyncratic to emerging markets. However, we are unwavering in our approach as bottom-up investors who focus on the long term and avoid tactical decisions. We will continue to seek high-quality companies that we believe have durable long-term growth potential supported by strong competitive positions, healthy balance sheets and cash flows that will allow them to thrive in the post-COVID world.

    We thank you for your continued investment in Invesco Developing Markets Fund.

Portfolio manager(s):

Justin Leverenz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Developing Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 10/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (11/18/96)	11.16%
10 Years	5.45
5 Years	8.69
1 Year	10.28

Class C Shares
Inception (11/18/96)	11.14%
10 Years	5.43
5 Years	9.11
1 Year	14.86

Class R Shares
Inception (3/1/01)	10.64%
10 Years	5.76
5 Years	9.65
1 Year	16.42

Class Y Shares
Inception (9/7/05)	8.89%
10 Years	6.33
5 Years	10.20
1 Year	17.01

Class R5 Shares
10 Years	6.13%
5 Years	10.10
1 Year	17.09

Class R6 Shares
Inception (12/29/11)	7.46%
5 Years	10.38
1 Year	17.17

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Developing Markets Fund. The Fund was subsequently renamed the Invesco Developing Markets Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Developing Markets Fund

Supplemental Information

Invesco Developing Markets Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Developing Markets Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	21.78%

Financials	19.61

Information Technology	16.50

Communication Services	11.26

Health Care	7.40

Consumer Staples	6.11

Materials	6.08

Energy	4.57

Industrials	3.80

Real Estate	1.86

Money Market Funds Plus Other Assets Less Liabilities	1.03

Top 10 Equity Holdings*

		% of total net assets

1.	Taiwan Semiconductor Manufacturing Co. Ltd.	8.22%

2.	Housing Development Finance Corp. Ltd.	5.52

3.	Novatek PJSC, GDR	4.57

4.	AIA Group Ltd.	4.12

5.	Kotak Mahindra Bank Ltd.	3.81

6.	Yandex N.V., Class A	3.77

7.	Yum China Holdings, Inc.	3.38

8.	Tencent Holdings Ltd.	3.29

9.	Cie Financiere Richemont S.A.	2.84

10.	Grab Holdings, Inc., Class H, Pfd.	3.12

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Developing Markets Fund

Consolidated Schedule of Investments

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests-95.18%
Brazil-4.27%
Ambev S.A.	99,307,624	$298,953,991

Americanas S.A.(a)	27,375,464	144,060,966

Lojas Americanas S.A., Preference Shares(b)	152,085,913	130,156,093

Lojas Renner S.A.	31,371,000	179,150,099

Pagseguro Digital Ltd., Class A(a)(b)	12,793,005	463,106,781

Vale S.A., ADR	70,689,861	899,881,931

		2,115,309,861

China-24.28%
Alibaba Group Holding Ltd.(a)	19,402,700	401,427,865

BeiGene Ltd., ADR(a)	2,235,297	799,610,443

Blue Moon Group Holdings Ltd.(c)	53,774,239	48,378,044

Brii Biosciences Ltd.(a)	2,946,500	9,301,196

Brii Biosciences Ltd.	34,184,238	101,843,151

Budweiser Brewing Co. APAC Ltd.(c)	47,961,400	132,465,583

Contemporary Amperex Technology Co. Ltd., A Shares	425,291	42,349,413

DiDi Global, Inc.	5,680,977	174,212,841

Huazhu Group Ltd., ADR(a)(b)	27,705,794	1,284,440,610

Innovent Biologics, Inc.(a)(c)	17,105,500	153,959,576

Keymed Biosciences, Inc.(a)(c)	3,438,422	17,737,511

Keymed Biosciences, Inc.	5,232,000	25,553,114

Meituan, B Shares(a)(c)	16,881,800	588,928,077

MicroTech Medical Hangzhou Co. Ltd.	8,082,200	30,098,547

MicroTech Medical Hangzhou Co. Ltd., H Shares(a)(c)	1,243,700	4,875,374

NetEase, Inc., ADR	12,644,425	1,233,969,436

New Horizon Health Ltd.(a)(c)	14,644,000	53,314,719

New Oriental Education & Technology Group, Inc., ADR(a)	45,866,157	94,025,622

OneConnect Financial Technology Co. Ltd., ADR(a)	11,163,061	35,386,903

Pinduoduo, Inc., ADR(a)	10,810,090	961,233,203

Remegen Co. Ltd., H Shares(a)(c)	5,539,292	68,879,967

Sunny Optical Technology Group Co. Ltd.	5,136,200	138,508,501

Tencent Holdings Ltd.	26,266,658	1,630,798,224

Wuxi Biologics Cayman, Inc.(a)(c)	63,398,500	968,291,968

Yum China Holdings, Inc.(b)	29,277,656	1,671,168,604

Zai Lab Ltd., ADR(a)(b)	5,275,818	550,795,399

ZTO Express Cayman, Inc.	2,232,932	66,378,594

ZTO Express Cayman, Inc., ADR(b)	25,415,380	745,433,095

		12,033,365,580

Egypt-0.61%
Commercial International Bank Egypt S.A.E.(a)(b)	93,476,639	303,527,977

France-4.61%
Kering S.A.	1,796,034	1,347,499,666

LVMH Moet Hennessy Louis Vuitton SE	32,612	25,566,945

Pernod Ricard S.A.	3,956,695	911,094,678

		2,284,161,289

Hong Kong-4.47%
AIA Group Ltd.	180,745,800	2,042,578,887

	Shares	Value

Hong Kong-(continued)
Hong Kong Exchanges & Clearing Ltd.	2,821,100	$171,211,096

		2,213,789,983

India-16.22%
Godrej Properties Ltd.(a)	6,430,810	192,002,423

Havells India Ltd.	3,262,902	55,123,307

HDFC Life Insurance Co. Ltd.(c)	12,135,088	110,167,888

Housing Development Finance Corp. Ltd.	71,733,727	2,732,087,202

Infosys Ltd.	34,486,788	771,764,181

Kotak Mahindra Bank Ltd.	69,732,701	1,887,858,530

Oberoi Realty Ltd.(a)(b)	21,292,538	257,865,739

Tata Consultancy Services Ltd.	29,442,588	1,337,512,369

Zee Entertainment Enterprises Ltd. (Acquired 05/07/2008-05/28/2019; Cost $202,396,424)(b)(d)	171,668,476	691,264,774

		8,035,646,413

Indonesia-1.72%
PT Bank Central Asia Tbk	891,940,500	470,708,926

PT Bank Rakyat Indonesia (Persero) Tbk	786,751,965	235,171,741

PT Indocement Tunggal Prakarsa Tbk	103,121,518	85,961,592

PT Semen Indonesia (Persero) Tbk	90,584,700	58,319,203

		850,161,462

Italy-1.75%
Moncler S.p.A.	4,671,574	336,189,638

PRADA S.p.A.	83,794,210	528,737,696

		864,927,334

Mexico-5.91%
Alsea S.A.B. de C.V.(b)	64,088,417	134,539,605

Fomento Economico Mexicano, S.A.B. de C.V., ADR	2,191,596	180,127,275

Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(b)	96,200,378	790,891,586

Grupo Mexico S.A.B. de C.V., Class B	263,262,188	1,154,936,896

Wal-Mart de Mexico S.A.B. de C.V., Series V	190,902,963	665,860,782

		2,926,356,144

Peru-0.49%
Credicorp Ltd.	1,878,571	243,575,516

Philippines-2.04%
Ayala Land, Inc.	446,427,700	311,434,862

SM Investments Corp.	28,284,992	541,645,009

SM Prime Holdings, Inc.	242,298,139	159,327,143

		1,012,407,014

Poland-0.47%
InPost S.A.(a)	16,377,698	233,743,791

Russia-9.99%
Novatek PJSC, GDR(c)	8,903,500	2,263,447,236

Polyus PJSC(a)	1,342,020	266,494,122

Polyus PJSC, GDR(c)	1,319,684	130,878,077

Sberbank of Russia PJSC	83,267,547	418,765,234

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Developing Markets Fund

	Shares	Value

Russia-(continued)
Yandex N.V., Class A(a)(b)	22,554,296	$1,868,397,880

		4,947,982,549

South Africa-0.65%
FirstRand Ltd.	84,434,520	320,982,855

South Korea-4.52%
LG Chem Ltd.	581,268	416,512,853

NAVER Corp.	420,881	147,318,820

Samsung Biologics Co. Ltd.(a)(c)	1,040,313	778,275,179

Samsung Electronics Co. Ltd.	15,008,366	899,181,226

		2,241,288,078

Switzerland-2.86%
Cie Financiere Richemont S.A.	11,357,036	1,408,171,657

Cie Financiere Richemont S.A., Wts., expiring 11/22/2023(a)	15,598,668	11,244,125

		1,419,415,782

Taiwan-8.94%
MediaTek, Inc.	10,731,000	354,762,981

Taiwan Semiconductor Manufacturing Co. Ltd.	192,458,429	4,072,929,317

		4,427,692,298

Turkey-0.29%
Akbank T.A.S.	239,848,228	146,090,648

United Kingdom-1.09%
Oxford Nanopore Technologies PLC(a)	5,304,879	40,547,077

Prudential PLC	12,782,000	261,681,878

Prudential PLC	11,849,300	239,964,848

		542,193,803

Total Common Stocks & Other Equity Interests (Cost $31,085,355,301)		47,162,618,377

Preferred Stocks-3.79%
Cayman Islands-0.27%
NU Holdings Ltd., Pfd.(e)	851,081	34,033,681

NU Holdings Ltd., Series A, Pfd. (Acquired 01/27/2021-06/04/2021; Cost $9,135,609)(c)(d)(e)	268,082	10,720,269

NU Holdings Ltd., Series B, Pfd. (Acquired 01/27/2021-06/04/2021; Cost $837,680)(c)(d)(e)	23,932	957,011

Investment Abbreviations:

ADR - American Depositary Receipt

CPO - Certificates of Ordinary Participation

GDR - Global Depositary Receipt

Pfd. - Preferred

Wts. - Warrants

	Shares	Value

Cayman Islands-(continued)
NU Holdings Ltd., Series D, Pfd. (Acquired 01/27/2021-06/04/2021; Cost $1,353,764)(c)(d)(e)	37,505	$1,499,779

NU Holdings Ltd., Series E, Pfd.(e)	21,643	865,477

NU Holdings Ltd., Series G, Pfd. (Acquired 01/28/2021; Cost $52,173,910)(c)(d)(e)	1,533,744	61,332,533

NU Holdings Ltd., Series G-1, Pfd.(e)	312,098	12,480,414

NU Holdings Ltd., Series S, Pfd. (Acquired 01/27/2021-06/04/2021; Cost $4,106,543)(c)(d)(e)	113,256	4,528,968

Nubank, Pfd.(e)	200,204	8,005,911

		134,424,043

China-0.13%
Abogen Biosciences, Series C, Pfd.(e)	1,436,122	65,429,977

India-0.27%
Delhivery Private Ltd., Pfd.(e)	48,149	25,000,000

Pine Labs Pvt. Ltd., Pfd.(e)	134,098	49,999,780

Pine Labs Pvt. Ltd., Series K, Pfd.(e)	103,185	50,000,356

Zee Entertainment Enterprises Ltd., 6.00%, Pfd. (Acquired 05/07/2008-04/18/2013; Cost $0)(b)(d)	189,591,305	5,215,699

		130,215,835

Singapore-3.12%
Grab Holdings, Inc., Class H, Pfd.(b)	104,679,791	1,545,865,618

Total Preferred Stocks (Cost $952,561,913)		1,875,935,473

Money Market Funds-1.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(f)	188,299,280	188,299,280

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(b)(f)	145,315,910	145,359,504

Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(f)	215,199,177	215,199,177

Total Money Market Funds (Cost $548,858,534)		548,857,961

TOTAL INVESTMENTS IN SECURITIES-100.08% (Cost $32,586,775,748)		49,587,411,811

OTHER ASSETS LESS LIABILITIES-(0.08)%		(37,460,230)

NET ASSETS-100.00%		$49,549,951,581

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Developing Markets Fund

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$407,757,469	$3,691,233,214	$(3,910,691,403)	$-	$-	$188,299,280	$132,731
Invesco Liquid Assets Portfolio, Institutional Class	291,207,617	2,630,543,766	(2,776,363,686)	26,576	(54,769)	145,359,504	78,477
Invesco Treasury Portfolio, Institutional Class	466,008,536	4,218,552,245	(4,469,361,604)	-	-	215,199,177	59,810
Investments in Other Affiliates:
Alsea S.A.B. de C.V.	64,051,453	-	(18,978,962)	99,211,173	(9,744,059)	134,539,605	-
Commercial International Bank Egypt S.A.E.*	305,134,981	15,093,164	(43,119,346)	34,531,728	(8,112,550)	303,527,977	-
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO*	601,652,947	-	(120,741,629)	340,345,411	(30,365,143)	790,891,586	13,679,419
Grab Holdings, Inc., Class H, Pfd.	645,131,084	-	-	900,734,534	-	1,545,865,618	-
Grupo Aval Acciones y Valores S.A., ADR	127,057,389	-	(141,647,415)	204,061,609	(189,471,583)	-	5,625,785
Huazhu Group Ltd., ADR	1,259,926,511	34,644,095	(262,580,749)	173,501,178	78,949,575	1,284,440,610	-
Lojas Americanas S.A., Preference Shares	504,549,989	122,064,213	-	(496,458,109)	-	130,156,093	4,815,714
Oberoi Realty Ltd.	155,798,345	-	(48,919,686)	140,470,652	10,516,428	257,865,739	-
Pagseguro Digital Ltd., Class A	354,897,560	374,862,595	(325,844,323)	(81,572,476)	140,763,425	463,106,781	-
Yandex N.V., Class A	1,255,511,776	50,623,367	-	562,262,737	-	1,868,397,880	-
Yum China Holdings, Inc.	1,607,665,129	111,507,848	(166,026,814)	90,310,112	27,712,329	1,671,168,604	13,590,068
Zai Lab Ltd., ADR	-	704,639,577	-	(153,844,178)	-	550,795,399	-
Zee Entertainment Enterprises Ltd.	434,835,076	-	-	256,429,698	-	691,264,774	4,453,552
Zee Entertainment Enterprises Ltd., Pfd.*	9,312,314	-	-	(4,096,615)	-	5,215,699	4,558,857
ZTO Express Cayman, Inc., ADR*	978,260,472	-	(264,638,292)	(48,118,249)	79,929,164	745,433,095	8,101,536
Total	$9,468,758,648	$11,953,764,084	$(12,548,913,909)	$2,017,795,781	$100,122,817	$10,991,527,421	$55,095,949

*	At October 31, 2021, this security was no longer an affiliate of the Fund.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $5,398,637,759, which represented 10.90% of the Fund’s Net Assets.

(d)	Restricted security. The aggregate value of these securities at October 31, 2021 was $775,519,033, which represented 1.57% of the Fund’s Net Assets.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Developing Markets Fund

Consolidated Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $26,386,868,573)	$40,440,952,747

Investments in affiliates, at value (Cost $6,199,907,175)	9,146,459,064

Cash	231,841,585

Foreign currencies, at value (Cost $29,201,197)	30,196,804

Receivable for:
Investments sold	54,392,577

Fund shares sold	42,477,492

Dividends	56,337,993

Investment for trustee deferred compensation and retirement plans	1,476,289

Other assets	326,229

Total assets	50,004,460,780

Liabilities:

Payable for:
Investments purchased	17,780,103

Fund shares reacquired	40,618,886

Accrued foreign taxes	355,161,817

Accrued fees to affiliates	15,599,332

Accrued trustees’ and officers’ fees and benefits	262,624

Accrued other operating expenses	23,610,148

Trustee deferred compensation and retirement plans	1,476,289

Total liabilities	454,509,199

Net assets applicable to shares outstanding	$49,549,951,581

Net assets consist of:

Shares of beneficial interest	$30,632,203,365

Distributable earnings	18,917,748,216

$49,549,951,581

Net Assets:

Class A	$4,467,836,407

Class C	$71,470,492

Class R	$379,042,980

Class Y	$23,079,615,418

Class R5	$10,526,526

Class R6	$21,541,459,758

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	83,510,676

Class C	1,464,900

Class R	7,415,518

Class Y	437,300,012

Class R5	196,669

Class R6	407,750,567

Class A:
Net asset value per share	$53.50

Maximum offering price per share (Net asset value of $53.50 ÷ 94.50%)	$56.61

Class C:
Net asset value and offering price per share	$48.79

Class R:
Net asset value and offering price per share	$51.11

Class Y:
Net asset value and offering price per share	$52.78

Class R5:
Net asset value and offering price per share	$53.52

Class R6:
Net asset value and offering price per share	$52.83

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Developing Markets Fund

Consolidated Statement of Operations

For the year ended October 31, 2021

Investment income:

Interest	$2,048,250

Dividends (net of foreign withholding taxes of $70,223,875)	626,716,058

Dividends from affiliates (net of foreign withholding taxes of $4,104,448)	55,095,949

Foreign withholding tax claims	15,739,137

Total investment income	699,599,394

Expenses:
Advisory fees	374,236,534

Administrative services fees	7,041,031

Custodian fees	15,798,939

Distribution fees:
Class A	11,884,293

Class C	1,166,156

Class R	2,099,719

Transfer agent fees – A, C, R and Y	43,294,150

Transfer agent fees – R5	11,908

Transfer agent fees – R6	2,084,953

Trustees’ and officers’ fees and benefits	470,288

Registration and filing fees	442,151

Reports to shareholders	2,103,327

Professional services fees	1,473,273

Other	1,285,987

Total expenses	463,392,709

Less: Fees waived and/or expense offset arrangement(s)	(707,020)

Net expenses	462,685,689

Net investment income	236,913,705

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $32,781,732)	2,685,726,960

Affiliated investment securities	100,122,817

Foreign currencies	(9,709,023)

2,776,140,754

Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $246,258,088)	1,707,663,779

Affiliated investment securities	2,017,795,781

Foreign currencies	673,220

3,726,132,780

Net realized and unrealized gain	6,502,273,534

Net increase in net assets resulting from operations	$6,739,187,239

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Developing Markets Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:

Net investment income	$236,913,705	$140,475,324

Net realized gain (loss)	2,776,140,754	(487,923,360)

Change in net unrealized appreciation	3,726,132,780	2,383,753,499

Net increase in net assets resulting from operations	6,739,187,239	2,036,305,463

Distributions to shareholders from distributable earnings:

Class A	–	(105,565,232)

Class C	–	(8,285,253)

Class R	–	(9,707,033)

Class Y	(48,200,764)	(489,453,379)

Class R5	(44,458)	(165,471)

Class R6	(70,287,598)	(464,803,857)

Total distributions from distributable earnings	(118,532,820)	(1,077,980,225)

Share transactions-net:

Class A	(363,923,954)	(839,577,635)

Class C	(191,599,552)	(177,523,936)

Class R	(73,578,715)	(94,929,873)

Class Y	1,599,558,338	(1,293,557,827)

Class R5	(5,511,623)	6,442,779

Class R6	1,765,562,602	(572,290,098)

Net increase (decrease) in net assets resulting from share transactions	2,730,507,096	(2,971,436,590)

Net increase (decrease) in net assets	9,351,161,515	(2,013,111,352)

Net assets:

Beginning of year	40,198,790,066	42,211,901,418

End of year	$49,549,951,581	$40,198,790,066

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Developing Markets Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Class A
Year ended 10/31/21	$45.84	$0.11	$7.55	$7.66	$ –	$ –	$ –	$53.50	16.71%	$4,467,836	1.20%		1.20%		0.20%	38%
Year ended 10/31/20	44.28	0.04	2.50	2.54	(0.11)	(0.87)	(0.98)	45.84	5.75	4,130,292	1.22		1.22		0.08	30
Two months ended 10/31/19	42.05	0.06	2.17	2.23	–	–	–	44.28	5.30	4,881,008	1.24	(e)	1.24	(e)	0.80 (e)	7
Year ended 08/31/19	42.01	0.14	0.01	0.15	(0.11)	–	(0.11)	42.05	0.34	4,686,134	1.27		1.27		0.34	28
Year ended 08/31/18	41.49	0.06	0.59	0.65	(0.13)	–	(0.13)	42.01	1.59	5,277,791	1.29		1.29		0.13	36
Year ended 08/31/17	33.45	0.13	7.98	8.11	(0.07)	–	(0.07)	41.49	24.32	6,350,957	1.32		1.32		0.37	33
Class C
Year ended 10/31/21	42.11	(0.28)	6.96	6.68	–	–	–	48.79	15.86	71,470	1.95		1.95		(0.55)	38
Year ended 10/31/20	40.96	(0.27)	2.29	2.02	–	(0.87)	(0.87)	42.11	4.93	225,906	1.97		1.97		(0.67)	30
Two months ended 10/31/19	38.95	–	2.01	2.01	–	–	–	40.96	5.16	403,027	2.00	(e)	2.00	(e)	0.03 (e)	7
Year ended 08/31/19	39.10	(0.16)	0.01	(0.15)	–	–	–	38.95	(0.41)	493,169	2.02		2.02		(0.42)	28
Year ended 08/31/18	38.79	(0.25)	0.56	0.31	–	–	–	39.10	0.80	826,481	2.05		2.05		(0.62)	36
Year ended 08/31/17	31.44	(0.13)	7.48	7.35	–	–	–	38.79	23.38	973,031	2.07		2.07		(0.39)	33
Class R
Year ended 10/31/21	43.91	(0.03)	7.23	7.20	–	–	–	51.11	16.40	379,043	1.45		1.45		(0.05)	38
Year ended 10/31/20	42.48	(0.07)	2.40	2.33	(0.03)	(0.87)	(0.90)	43.91	5.49	387,506	1.47		1.47		(0.17)	30
Two months ended 10/31/19	40.36	0.04	2.08	2.12	–	–	–	42.48	5.25	472,840	1.50	(e)	1.50	(e)	0.54 (e)	7
Year ended 08/31/19	40.32	0.03	0.01	0.04	–	–	–	40.36	0.10	471,206	1.52		1.52		0.08	28
Year ended 08/31/18	39.84	(0.05)	0.58	0.53	(0.05)	–	(0.05)	40.32	1.32	585,385	1.55		1.55		(0.12)	36
Year ended 08/31/17	32.13	0.05	7.66	7.71	–	–	–	39.84	24.01	680,861	1.57		1.57		0.14	33
Class Y
Year ended 10/31/21	45.21	0.24	7.45	7.69	(0.12)	–	(0.12)	52.78	17.01	23,079,615	0.95		0.95		0.45	38
Year ended 10/31/20	43.70	0.14	2.48	2.62	(0.24)	(0.87)	(1.11)	45.21	6.01	18,432,202	0.97		0.97		0.33	30
Two months ended 10/31/19	41.49	0.07	2.14	2.21	–	–	–	43.70	5.33	19,342,101	1.00	(e)	1.00	(e)	1.04 (e)	7
Year ended 08/31/19	41.48	0.24	0.00	0.24	(0.23)	–	(0.23)	41.49	0.61	18,525,445	1.02		1.02		0.59	28
Year ended 08/31/18	40.98	0.16	0.59	0.75	(0.25)	–	(0.25)	41.48	1.82	17,898,340	1.05		1.05		0.38	36
Year ended 08/31/17	33.06	0.24	7.85	8.09	(0.17)	–	(0.17)	40.98	24.61	17,496,988	1.07		1.07		0.67	33
Class R5
Year ended 10/31/21	45.85	0.27	7.55	7.82	(0.15)	–	(0.15)	53.52	17.07	10,527	0.90		0.90		0.50	38
Year ended 10/31/20	44.33	0.17	2.52	2.69	(0.30)	(0.87)	(1.17)	45.85	6.10	13,560	0.89		0.89		0.41	30
Two months ended 10/31/19	42.08	0.08	2.17	2.25	–	–	–	44.33	5.35	6,006	0.88	(e)	0.88	(e)	1.16 (e)	7
Period ended 08/31/19(f)	41.26	0.09	0.73	0.82	–	–	–	42.08	1.99	10	0.87	(e)	0.87	(e)	0.74 (e)	28
Class R6
Year ended 10/31/21	45.25	0.32	7.45	7.77	(0.19)	–	(0.19)	52.83	17.17	21,541,460	0.81		0.81		0.59	38
Year ended 10/31/20	43.75	0.21	2.48	2.69	(0.32)	(0.87)	(1.19)	45.25	6.17	17,009,325	0.82		0.82		0.48	30
Two months ended 10/31/19	41.52	0.09	2.14	2.23	–	–	–	43.75	5.37	17,106,921	0.83	(e)	0.83	(e)	1.21 (e)	7
Year ended 08/31/19	41.52	0.31	(0.01)	0.30	(0.30)	–	(0.30)	41.52	0.77	16,224,242	0.86		0.86		0.75	28
Year ended 08/31/18	41.01	0.23	0.59	0.82	(0.31)	–	(0.31)	41.52	2.00	13,987,540	0.87		0.87		0.55	36
Year ended 08/31/17	33.09	0.31	7.84	8.15	(0.23)	–	(0.23)	41.01	24.84	11,559,582	0.88		0.88		0.87	33

(a)	Calculated using average of Units outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the two months ended October 31, 2019 and for the years ended August 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Developing Markets Fund

Notes to Consolidated Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the China A Shares Fund (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of Delaware. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek long term capital appreciation by investing primarily in companies established or operating in the People’s Republic of China through investments in the Subsidiary. The Fund may invest up to 10% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

15	Invesco Developing Markets Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Consolidated Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Consolidated Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Consolidated Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended October 31, 2021, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign

16	Invesco Developing Markets Fund

currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Other Risks - The Subsidiary is not registered under the 1940 Act. As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiary is controlled by the Fund and managed by OppenheimerFunds, Inc. The Subsidiary may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the Subsidiary is more subject to the risks associated with and developments affecting such issuers than a fund that invests more widely.

The Fund’s investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 250 million	1.000%

Next $250 million	0.950%

Next $500 million	0.900%

Next $6 billion	0.850%

Next $3 billion	0.800%

Next $20 billion	0.750%

Next $15 billion	0.740%

Over $45 billion	0.730%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00%, and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.29%, 2.05%, 1.55%, 1.05%, 0.92%, and 0.87%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an

17	Invesco Developing Markets Fund

expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $703,050.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $73,501 in front-end sales commissions from the sale of Class A shares and $506 and $1,736 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security.
These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$2,115,309,861	$–	$–	$2,115,309,861

Cayman Islands	–	–	134,424,043	134,424,043

China	7,380,938,689	4,652,426,891	65,429,977	12,098,795,557

Egypt	–	303,527,977	–	303,527,977

France	–	2,284,161,289	–	2,284,161,289

Hong Kong	–	2,213,789,983	–	2,213,789,983

India	5,215,699	8,035,646,413	125,000,136	8,165,862,248

Indonesia	–	850,161,462	–	850,161,462

Italy	–	864,927,334	–	864,927,334

Mexico	2,926,356,144	–	–	2,926,356,144

Peru	243,575,516	–	–	243,575,516

Philippines	–	1,012,407,014	–	1,012,407,014

Poland	–	233,743,791	–	233,743,791

Russia	2,265,770,079	2,682,212,470	–	4,947,982,549

Singapore	–	1,545,865,618	–	1,545,865,618

18	Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total

South Africa	$–	$320,982,855	$–	$320,982,855

South Korea	–	2,241,288,078	–	2,241,288,078

Switzerland	11,244,125	1,408,171,657	–	1,419,415,782

Taiwan	–	4,427,692,298	–	4,427,692,298

Turkey	–	146,090,648	–	146,090,648

United Kingdom	40,547,077	501,646,726	–	542,193,803

Money Market Funds	548,857,961	–	–	548,857,961

Total Investments	$15,537,815,151	$33,724,742,504	$324,854,156	$49,587,411,811

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2021:

Change in
				Accrued		Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Realized	Appreciation	into	out of	Value
	10/31/20	at Cost	from Sales	Premiums	Gain	(Depreciation)	Level 3	Level 3	10/31/21

Preferred Stocks	$934,475,173	$307,430,829	$(249,999,967)	$–	$–	$(21,920,795)	$–	$(645,131,084)	$324,854,156

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,970.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$118,532,820	$312,705,303

Long-term capital gain	–	765,274,922

Total distributions	$118,532,820	$1,077,980,225

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$193,048,177

Undistributed long-term capital gain	2,169,516,751

Net unrealized appreciation – investments	16,556,054,234

Net unrealized appreciation – foreign currencies	820,201

Temporary book/tax differences	(1,691,147)

Shares of beneficial interest	30,632,203,365

Total net assets	$49,549,951,581

19	Invesco Developing Markets Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $21,247,935,679 and $17,952,099,862, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$19,544,857,078

Aggregate unrealized (depreciation) of investments	(2,988,802,844)

Net unrealized appreciation of investments	$16,556,054,234

Cost of investments for tax purposes is $33,031,357,577.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization payment, foreign taxes and passive foreign investment companies, on October 31, 2021, undistributed net investment income was decreased by $20,309,136, undistributed net realized gain was decreased by $141,642,864 and shares of beneficial interest was increased by $161,952,000. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	10,429,350	$573,327,688	12,120,595	$513,333,800

Class C	141,844	7,142,114	267,818	10,636,009

Class R	672,573	35,209,233	772,293	31,376,932

Class Y	113,886,507	6,147,223,252	102,988,186	4,314,513,261

Class R5	49,865	2,754,655	214,242	8,779,932

Class R6	103,363,104	5,626,041,796	93,082,360	3,844,334,771

Issued as reinvestment of dividends:
Class A	–	–	2,039,333	92,952,814

Class C	–	–	179,390	7,561,279

Class R	–	–	221,370	9,684,930

Class Y	783,038	40,702,319	9,320,943	418,044,321

Class R5	843	44,421	3,634	165,186

Class R6	1,073,932	55,812,257	7,845,713	351,723,324

Automatic conversion of Class C shares to Class A shares:
Class A	3,298,037	176,648,746	2,540,406	111,253,173

Class C	(3,596,045)	(176,648,746)	(2,756,444)	(111,253,173)

Reacquired:
Class A	(20,323,402)	(1,113,900,388)	(36,821,623)	(1,557,117,422)

Class C	(445,316)	(22,092,920)	(2,166,495)	(84,468,051)

Class R	(2,082,922)	(108,787,948)	(3,298,174)	(135,991,735)

Class Y	(85,074,511)	(4,588,367,233)	(147,172,297)	(6,026,115,409)

Class R5	(149,767)	(8,310,699)	(57,608)	(2,502,339)

Class R6	(72,605,766)	(3,916,291,451)	(116,012,827)	(4,768,348,193)

Net increase (decrease) in share activity	49,421,364	$2,730,507,096	(76,689,185)	$(2,971,436,590)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Developing Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Developing Markets Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights

For each of the two years in the period ended October 31, 2021, the two months ended October 31, 2019, and the year ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For each of the two years in the period ended October 31, 2021, the two months ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through August 31, 2019 for Class R5.

The consolidated financial statements of Oppenheimer Developing Markets Fund (subsequently renamed Invesco Developing Markets Fund) as of and for the year ended August 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, brokers, and portfolio company investees; when replies were not received from brokers or portfolio company investees, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$946.40	$5.94	$1,019.11	$6.16	1.21%
Class C	1,000.00	943.00	9.65	1,015.27	10.01	1.97
Class R	1,000.00	945.50	7.16	1,017.85	7.43	1.46
Class Y	1,000.00	947.80	4.71	1,020.37	4.89	0.96
Class R5	1,000.00	948.10	4.42	1,020.67	4.58	0.90
Class R6	1,000.00	948.30	4.03	1,021.07	4.18	0.82

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Developing Markets Fund’s (formerly, Invesco Oppenheimer Developing Markets Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period, above the performance of the Index for the three year period, and reasonably comparable to the performance of the Index for the five year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund

23	Invesco Developing Markets Fund

performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$161,952,000
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	5.13%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0574	per share
Foreign Source Income	$0.7718	per share

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186

Trustee of the

University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186

Member of Board of Trust for Mutual Understanding (non-

profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-

profit)

T-3	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Developing Markets Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DVM-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Discovery Mid Cap Growth Fund

Nasdaq:

A: OEGAX ⬛ C: OEGCX ⬛ R: OEGNX ⬛ Y: OEGYX ⬛ R5: DMCFX ⬛ R6: OEGIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

.

Performance summary
For the fiscal year ended October 31, 2021, Class A shares of Invesco Discovery Mid Cap Growth Fund (the Fund), at net asset value (NAV), outperformed the Russell Midcap Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	44.48%
Class C Shares	43.42
Class R Shares	44.11
Class Y Shares	44.84
Class R5 Shares	44.88
Class R6 Shares	45.02
Russell Midcap Growth Index▼	39.43

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter of 2020 with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve (the Fed) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”1 toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp sell-off in late January 2021. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.75%2 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March 2021 saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued frto move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its Sep-tember 2021 Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a sell-off through most of September 2021 due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

    During the fiscal year, stock selection within the information technology, financials and materials sectors were the largest contributors to the Fund’s performance versus the Russell Midcap® Growth Index. This was partially offset by weaker stock selection in the consumer discretionary and real estate sectors.

The largest individual contributors to the Fund’s absolute performance during the fiscal year included Generac, EPAM Systems and HubSpot. Generac benefited from dilapidated US energy infrastructure and increased natural disasters that drove unprecedented demand for standby generators. EPAM Systems is well positioned in the race to digitize businesses that provide a significant tailwind to digital consulting businesses. We are expect-

ing revenue growth to be north of 30% this year. HubSpot, a long-time holding, continues to execute its plan of becoming a platform for sales and marketing software serving mid-market enterprises.

    The largest individual detractors from the Fund’s absolute performance during the fiscal year included Zillow, Teladoc and Farfetch. Zillow detracted due to a number of factors. Despite better than expected second quarter of 2021 revenues and earnings before interest, taxes, depreciation and amortization (EBITDA), third quarter of 2021 guidance implied slowing in their core IMT (internet, media and technology) business and the company’s rapidly growing but lower margin homes (home buying and selling) business will require further investments. A decelerating macroeconomic housing backdrop also weighed on the stock. We exited our position during the fiscal year. Teladoc underper-formed in the middle of the fiscal year due primarily to the surprise announcement that Amazon would expand their telemedicine business for Amazon employees to a larger group of external clients, thereby creating a competitor to Teladoc. While it will take a long time for Amazon to replicate all of the services that Teladoc offers, this risk of new competition altered our investment thesis and led us to quickly exit our small position during the fiscal year. Farfetch is the leading digital platform for the global luxury fashion industry. The stock was under pressure in the second quarter of 2021 due to a broad sell-off in growth names, concerns that this was a COVID-19 winner that pulled forward business and growth could slow with the opening of cross border tourism, as well as concerns about prospects surrounding the timing of profitability. We exited our position during the fiscal year.

    Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are positioned to outperform, this includes leading firms in structurally attractive industries with committed management teams that have proven records of success.

    We thank you for your continued investment in the Invesco Discovery Mid Cap Growth Fund.

1 Source: US Federal Reserve

2 Source: Bloomberg LP

3 Source: Bureau of Labor Statistics, July 13,     2021

4 Sorce: Lipper Inc.

Portfolio manager(s):

Justin Livengood

Ronald Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views

2	Invesco Discovery Mid Cap Growth Fund

and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Discovery Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 10/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Discovery Mid Cap Growth Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges
Class A Shares
Inception (11/1/00)	9.52%
10 Years	16.53
5 Years	22.19
1 Year	36.54
Class C Shares
Inception (11/1/00)	9.49%
10 Years	16.47
5 Years	22.67
1 Year	42.42
Class R Shares
Inception (3/1/01)	10.67%
10 Years	16.89
5 Years	23.27
1 Year	44.11
Class Y Shares
Inception (11/1/00)	10.28%
10 Years	17.53
5 Years	23.90
1 Year	44.84
Class R5 Shares
10 Years	17.29%
5 Years	23.79
1 Year	44.88
Class R6 Shares
Inception (2/28/13)	18.31%
5 Years	24.09
1 Year	45.02

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Discovery Mid Cap Growth Fund. Note: The Fund was subsequently renamed the Invesco Discovery Mid Cap Growth Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduc-

tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Discovery Mid Cap Growth Fund

Supplemental Information

Invesco Discovery Mid Cap Growth Fund’s investment objective is to seek capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Discovery Mid Cap Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	35.39%

Health Care	19.84

Industrials	15.82

Consumer Discretionary	11.27

Financials	9.44

Materials	2.69

Other Sectors, Each Less than 2% of Net Assets	4.42

Money Market Funds Plus Other Assets Less Liabilities	1.13

Top 10 Equity Holdings*

		% of total net assets

1.	Generac Holdings, Inc.	2.64%

2.	EPAM Systems, Inc.	2.59

3.	Monolithic Power Systems, Inc.	2.57

4.	Synopsys, Inc.	2.53

5.	IDEXX Laboratories, Inc.	2.41

6.	MSCI, Inc.	2.37

7.	Charles River Laboratories International, Inc.	2.31

8.	HubSpot, Inc.	2.27

9.	West Pharmaceutical Services, Inc.	2.00

10.	Old Dominion Freight Line, Inc.	1.95

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Discovery Mid Cap Growth Fund

Schedule of Investments(a)

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests-98.87%
Application Software–11.97%
Avalara, Inc.(b)(c)	688,895	$123,753,098

Bill.com Holdings, Inc.(b)(c)	345,268	101,615,825

Datadog, Inc., Class A(b)	637,267	106,455,452

HubSpot, Inc.(b)(c)	234,155	189,719,406

Manhattan Associates, Inc.(b)	580,306	105,348,751

Paylocity Holding Corp.(b)	327,219	99,847,606

Synopsys, Inc.(b)	633,612	211,106,846

Tyler Technologies, Inc.(b)(c)	117,087	63,604,000

		1,001,450,984

Asset Management & Custody Banks–1.80%
KKR & Co., Inc., Class A	1,886,710	150,314,186

Auto Parts & Equipment–1.49%
Aptiv PLC(b)(c)	720,378	124,546,152

Automotive Retail–0.50%
Carvana Co.(b)(c)	136,584	41,409,537

Biotechnology–1.28%
Alnylam Pharmaceuticals, Inc.(b)	319,639	51,001,599

Natera, Inc.(b)(c)	488,403	55,956,332

		106,957,931

Building Products–2.26%
Advanced Drainage Systems, Inc.(c)	543,602	61,318,305

Trane Technologies PLC	333,585	60,355,534

Trex Co., Inc.(b)	632,717	67,321,089

		188,994,928

Casinos & Gaming–1.08%
Boyd Gaming Corp.	554,084	35,339,478

Caesars Entertainment, Inc.(b)(c)	499,683	54,695,301

		90,034,779

Communications Equipment–1.51%
Motorola Solutions, Inc.	507,126	126,066,452

Construction Materials–0.60%
Eagle Materials, Inc.(c)	341,100	50,605,596

Consumer Electronics–0.43%
Garmin Ltd.	247,750	35,576,900

Data Processing & Outsourced Services–0.33%
Marqeta, Inc., Class A(b)(c)	892,298	27,304,319

Diversified Support Services–0.81%
Copart, Inc.(b)	436,973	67,857,537

Electrical Components & Equipment–4.02%
AMETEK, Inc.	871,525	115,389,910

Generac Holdings, Inc.(b)	442,930	220,827,181

		336,217,091

Electronic Equipment & Instruments–3.79%
Trimble, Inc.(b)	1,798,107	157,100,608

Zebra Technologies Corp., Class A(b)	299,148	159,730,075

		316,830,683

	Shares	Value

Environmental & Facilities Services–1.33%
Waste Connections, Inc.	814,967	$110,843,662

Financial Exchanges & Data–2.37%
MSCI, Inc.	298,139	198,226,658

Health Care Equipment–4.50%
IDEXX Laboratories, Inc.(b)	302,340	201,400,767

Insulet Corp.(b)(c)	255,746	79,286,375

Masimo Corp.(b)(c)	338,055	95,852,115

		376,539,257

Health Care Facilities–0.72%
Tenet Healthcare Corp.(b)(c)	837,112	59,987,446

Health Care Services–0.59%
Guardant Health, Inc.(b)(c)	421,465	49,222,897

Health Care Supplies–3.01%
Align Technology, Inc.(b)	136,044	84,941,792

West Pharmaceutical Services, Inc.	388,392	166,961,953

		251,903,745

Health Care Technology–1.50%
Veeva Systems, Inc., Class A(b)	396,220	125,605,702

Home Improvement Retail–1.20%
Floor & Decor Holdings, Inc., Class A(b)	740,539	100,654,061

Homefurnishing Retail–1.41%
RH(b)(c)	150,340	99,168,774

Williams Sonoma, Inc.	100,229	18,615,532

		117,784,306

Hotels, Resorts & Cruise Lines–1.22%
Hilton Worldwide Holdings, Inc.(b)	709,172	102,085,309

Industrial Machinery–4.06%
Chart Industries, Inc.(b)(c)	255,666	45,385,828

IDEX Corp.	482,793	107,455,238

ITT, Inc.	698,182	65,677,981

Kornit Digital Ltd. (Israel)(b)	334,579	55,968,375

Middleby Corp. (The)(b)	358,381	65,383,030

		339,870,452

Insurance Brokers–0.85%
Arthur J. Gallagher & Co.	425,565	71,354,484

Interactive Media & Services–0.83%
ZoomInfo Technologies, Inc., Class A(b)	1,030,383	69,262,345

Internet Services & Infrastructure–1.85%
MongoDB, Inc.(b)(c)	296,204	154,408,183

Investment Banking & Brokerage–0.82%
LPL Financial Holdings, Inc.	416,398	68,297,600

IT Consulting & Other Services–5.85%
EPAM Systems, Inc.(b)	321,409	216,385,395

Gartner, Inc.(b)	357,654	118,708,939

Globant S.A.(b)(c)	483,379	154,289,743

		489,384,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Discovery Mid Cap Growth Fund

	Shares	Value

Leisure Facilities–0.76%
Vail Resorts, Inc.	184,107	$63,463,524

Life Sciences Tools & Services–6.45%
Bio-Rad Laboratories, Inc., Class A(b)	82,469	65,536,465

Charles River Laboratories International, Inc.(b)	431,150	193,448,382

Maravai LifeSciences Holdings, Inc., Class A(b)	1,369,537	57,917,720

Mettler-Toledo International, Inc.(b)	63,050	93,369,484

Repligen Corp.(b)(c)	445,097	129,300,678

		539,572,729

Movies & Entertainment–0.66%
Live Nation Entertainment, Inc.(b)(c)	547,158	55,345,032

Office REITs–0.86%
Alexandria Real Estate Equities, Inc.	352,188	71,895,658

Oil & Gas Storage & Transportation–1.03%
Cheniere Energy, Inc.(b)	829,599	85,780,537

Paper Packaging–1.55%
Avery Dennison Corp.	594,031	129,332,429

Pharmaceuticals–1.79%
Catalent, Inc.(b)(c)	1,086,432	149,775,516

Real Estate Services–0.92%
Jones Lang LaSalle, Inc.(b)(c)	299,075	77,230,137

Regional Banks–3.60%
First Republic Bank	653,604	141,394,154

SVB Financial Group(b)	222,703	159,767,132

		301,161,286

Research & Consulting Services–0.51%
Equifax, Inc.	153,576	42,606,590

Restaurants–1.65%
Chipotle Mexican Grill, Inc.(b)	43,382	77,177,879

Domino’s Pizza, Inc.	123,567	60,420,556

		137,598,435

Semiconductor Equipment–2.99%
Enphase Energy, Inc.(b)(c)	343,169	79,488,236

Entegris, Inc.(c)	1,056,098	148,677,476

KLA Corp.	59,816	22,297,012

		250,462,724

Semiconductors–3.82%
Marvell Technology, Inc.(c)	1,527,900	104,661,150

Monolithic Power Systems, Inc.(c)	409,519	215,185,854

		319,847,004

Investment Abbreviations:

REIT – Real Estate Investment Trust

	Shares	Value

Specialized REITs–0.12%
Extra Space Storage, Inc.	51,290	$10,123,107

Specialty Chemicals–0.54%
Albemarle Corp.	180,153	45,122,922

Specialty Stores–1.55%
Five Below, Inc.(b)(c)	226,440	44,676,612

Tractor Supply Co.	390,476	84,799,673

		129,476,285

Systems Software–3.27%
Crowdstrike Holdings, Inc., Class A(b)(c)	478,566	134,859,899

Gitlab, Inc., Class A(b)(c)	78,000	8,751,600

Zscaler, Inc.(b)	408,588	130,282,370

		273,893,869

Trading Companies & Distributors–0.88%
SiteOne Landscape Supply, Inc.(b)(c)	313,802	73,730,918

Trucking–1.94%
Old Dominion Freight Line, Inc.	476,493	162,650,886

Total Common Stocks & Other Equity Interests (Cost $5,454,505,756)		8,268,666,847

Money Market Funds–1.54%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	39,308,439	39,308,439

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	45,021,070	45,034,577

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	44,923,931	44,923,931

Total Money Market Funds (Cost $129,267,252)		129,266,947

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.41% (Cost $5,583,773,008)		8,397,933,794

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.07%
Invesco Private Government Fund, 0.02%(d)(e)(f)	127,163,287	127,163,287

Invesco Private Prime Fund, 0.11%(d)(e)(f)	296,595,699	296,714,340

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $423,877,625)		423,877,627

TOTAL INVESTMENTS IN SECURITIES–105.48% (Cost $6,007,650,633)		8,821,811,421

OTHER ASSETS LESS LIABILITIES—(5.48)%		(458,548,099)

NET ASSETS–100.00%		$8,363,263,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Discovery Mid Cap Growth Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 8,167,662	$ 978,009,830	$ (946,869,053)	$ -	$ -	$ 39,308,439	$ 7,943
Invesco Liquid Assets Portfolio, Institutional Class	30,982,189	690,391,902	(676,335,039)	2,783	(7,258)	45,034,577	-
Invesco Treasury Portfolio, Institutional Class	9,334,472	1,117,725,520	(1,082,136,061)	-	-	44,923,931	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	489,234,813	(362,071,526)	-	-	127,163,287	7,131	*
Invesco Private Prime Fund	-	1,016,121,285	(719,406,947)	2	-	296,714,340	98,801	*
Total	$48,484,323	$4,291,483,350	$(3,786,818,626)	$2,785	$(7,258)	$553,144,574	$113,875

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $ 5,454,505,756)*	$8,268,666,847

Investments in affiliated money market funds, at value (Cost $ 553,144,877)	553,144,574

Cash	232,304

Receivable for:
Investments sold	10,835,283

Fund shares sold	3,550,315

Dividends	346,049

Investment for trustee deferred compensation and retirement plans	626,683

Other assets	96,703

Total assets	8,837,498,758

Liabilities:
Payable for:
Investments purchased	40,710,515

Fund shares reacquired	4,278,701

Collateral upon return of securities loaned	423,877,625

Accrued fees to affiliates	3,723,413

Accrued trustees’ and officers’ fees and benefits	2,483

Accrued other operating expenses	947,737

Trustee deferred compensation and retirement plans	694,962

Total liabilities	474,235,436

Net assets applicable to shares outstanding	$8,363,263,322

Net assets consist of:
Shares of beneficial interest	$4,308,371,837

Distributable earnings	4,054,891,485

$8,363,263,322

Net Assets:
Class A	$5,288,400,099

Class C	$206,798,538

Class R	$181,872,032

Class Y	$971,406,987

Class R5	$155,263,246

Class R6	$1,559,522,420

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	142,444,408

Class C	7,251,886

Class R	5,356,673

Class Y	22,714,145

Class R5	4,145,709

Class R6	35,750,501

Class A:
Net asset value per share	$37.13

Maximum offering price per share
(Net asset value of $37.13 ÷ 94.50%)	$39.29

Class C:
Net asset value and offering price per share	$28.52

Class R:
Net asset value and offering price per share	$33.95

Class Y:
Net asset value and offering price per share	$42.77

Class R5:
Net asset value and offering price per share	$37.45

Class R6:

Net asset value and offering price per share	$43.62

*	At October 31, 2021, securities with an aggregate value of $416,286,670 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Discovery Mid Cap Growth Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $16,753)	$19,514,724
Dividends from affiliated money market funds (includes securities lending income of $219,077)	227,020
Total investment income	19,741,744

Expenses:
Advisory fees	43,709,169
Administrative services fees	1,018,415
Custodian fees	7,315
Distribution fees:
Class A	11,694,209
Class C	1,907,531
Class R	782,579
Transfer agent fees – A, C, R and Y	8,825,261
Transfer agent fees – R5	135,625
Transfer agent fees – R6	150,223
Trustees’ and officers’ fees and benefits	129,336
Registration and filing fees	215,865
Reports to shareholders	310,514
Professional services fees	90,452
Taxes	4,065
Other	87,554
Total expenses	69,068,113
Less: Fees waived and/or expense offset arrangement(s)	(72,177)
Net expenses	68,995,936
Net investment income (loss)	(49,254,192)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,314,397,471
Affiliated investment securities	(7,258)
Foreign currencies	(56)
1,314,390,157
Change in net unrealized appreciation of:
Unaffiliated investment securities	1,283,574,209
Affiliated investment securities	2,785
1,283,576,994
Net realized and unrealized gain	2,597,967,151
Net increase in net assets resulting from operations	$2,548,712,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(49,254,192)	$(17,101,526)
Net realized gain	1,314,390,157	269,109,260
Change in net unrealized appreciation	1,283,576,994	860,479,165
Net increase in net assets resulting from operations	2,548,712,959	1,112,486,899

Distributions to shareholders from distributable earnings:
Class A	(153,166,655)	(33,645,795)
Class C	(9,752,172)	(7,676,088)
Class R	(5,423,628)	(3,676,467)
Class Y	(19,511,808)	(9,982,640)
Class R5	(4,362,913)	(481)
Class R6	(32,063,012)	(13,525,157)
Total distributions from distributable earnings	(224,280,188)	(68,506,628)

Share transactions–net:
Class A	(8,259,876)	2,274,970,414
Class C	(47,381,579)	19,675,468
Class R	11,738,676	24,298,798
Class Y	181,629,615	191,464,715
Class R5	999,051	86,161,008
Class R6	248,383,514	449,738,939
Net increase in net assets resulting from share transactions	387,109,401	3,046,309,342
Net increase in net assets	2,711,542,172	4,090,289,613

Net assets:
Beginning of year	5,651,721,150	1,561,431,537
End of year	$8,363,263,322	$5,651,721,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Discovery Mid Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/21	$26.65	$(0.25)	$11.81	$11.56	$(1.08)	$37.13	44.48%		$5,288,400	1.03%		1.03%		(0.7	6)%	92%
Year ended 10/31/20	22.17	(0.13)	5.60	5.47	(0.99)	26.65	25.60	(e)	3,787,636	1.05	(e)	1.05	(e)	(0.54	)(e)	131
Year ended 10/31/19	20.28	(0.08)	3.75	3.67	(1.78)	22.17	20.43		748,190	1.11		1.11		(0.37)		84
Year ended 10/31/18	21.45	(0.12)	0.81	0.69	(1.86)	20.28	3.52		604,414	1.11		1.11		(0.55)		108
Year ended 10/31/17	16.98	(0.09)	4.71	4.62	(0.15)	21.45	27.43		547,963	1.21		1.21		(0.48)		139
Class C
Year ended 10/31/21	20.83	(0.36)	9.13	8.77	(1.08)	28.52	43.47	(e)	206,799	1.73	(e)	1.73	(e)	(1.46	)(e)	92
Year ended 10/31/20	17.65	(0.24)	4.41	4.17	(0.99)	20.83	24.74		190,420	1.82		1.82		(1.31)		131
Year ended 10/31/19	16.65	(0.18)	2.96	2.78	(1.78)	17.65	19.43		138,705	1.87		1.87		(1.12)		84
Year ended 10/31/18	18.06	(0.23)	0.68	0.45	(1.86)	16.65	2.79		153,263	1.86		1.86		(1.30)		108
Year ended 10/31/17	14.43	(0.20)	3.98	3.78	(0.15)	18.06	26.45		138,647	1.96		1.96		(1.24)		139
Class R
Year ended 10/31/21	24.51	(0.30)	10.82	10.52	(1.08)	33.95	44.11		181,872	1.28		1.28		(1.01)		92
Year ended 10/31/20	20.51	(0.18)	5.17	4.99	(0.99)	24.51	25.31		121,009	1.32		1.32		(0.81)		131
Year ended 10/31/19	18.95	(0.12)	3.46	3.34	(1.78)	20.51	20.09		75,342	1.37		1.37		(0.62)		84
Year ended 10/31/18	20.21	(0.16)	0.76	0.60	(1.86)	18.95	3.27		63,189	1.36		1.36		(0.80)		108
Year ended 10/31/17	16.05	(0.13)	4.44	4.31	(0.15)	20.21	27.09		50,117	1.46		1.46		(0.70)		139
Class Y
Year ended 10/31/21	30.48	(0.19)	13.56	13.37	(1.08)	42.77	44.84		971,407	0.78		0.78		(0.51)		92
Year ended 10/31/20	25.15	(0.08)	6.40	6.32	(0.99)	30.48	25.95		538,205	0.82		0.82		(0.31)		131
Year ended 10/31/19	22.71	(0.03)	4.25	4.22	(1.78)	25.15	20.68		253,901	0.87		0.87		(0.13)		84
Year ended 10/31/18	23.74	(0.07)	0.90	0.83	(1.86)	22.71	3.79		243,035	0.87		0.87		(0.31)		108
Year ended 10/31/17	18.73	(0.05)	5.21	5.16	(0.15)	23.74	27.75		210,789	0.96		0.96		(0.25)		139
Class R5
Year ended 10/31/21	26.80	(0.15)	11.88	11.73	(1.08)	37.45	44.88		155,263	0.72		0.72		(0.45)		92
Year ended 10/31/20	22.20	(0.05)	5.64	5.59	(0.99)	26.80	26.12		110,206	0.71		0.71		(0.20)		131
Period ended 10/31/19(f)	20.60	0.00	1.60	1.60	-	22.20	7.77		11	0.75	(g)	0.75	(g)	(0.01	)(g)	84
Class R6
Year ended 10/31/21	31.03	(0.14)	13.81	13.67	(1.08)	43.62	45.02		1,559,522	0.65		0.65		(0.38)		92
Year ended 10/31/20	25.55	(0.04)	6.51	6.47	(0.99)	31.03	26.14		904,245	0.65		0.65		(0.14)		131
Year ended 10/31/19	23.00	0.01	4.32	4.33	(1.78)	25.55	20.92		345,282	0.69		0.69		0.05		84
Year ended 10/31/18	23.98	(0.03)	0.91	0.88	(1.86)	23.00	3.97		199,881	0.70		0.70		(0.14)		108
Year ended 10/31/17	18.89	(0.02)	5.26	5.24	(0.15)	23.98	27.94		68,180	0.77		0.77		(0.07)		139

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended October 31, 2019, 2018 and 2017, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $2,263,197,717 in connection with the acquisition of Invesco Mid Cap Growth Fund into the Fund.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.95% for Class C for the year ended October 31, 2021 and 0.23% for Class A for the year ended October 31, 2020.

(f)	Commencement date after the close of business on May 24, 2019.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Discovery Mid Cap Growth Fund

Notes to Financial Statements

October 31, 2021

NOTE 1—Significant Accounting Policies

Invesco Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

15	Invesco Discovery Mid Cap Growth Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

16	Invesco Discovery Mid Cap Growth Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $500 million	0.680%
Next $500 million	0.650%
Next $4 billion	0.620%
Over $5 billion	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.12%, 1.86%, 1.37%, 0.87%, 0.76% and 0.71%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $64,218.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum

17	Invesco Discovery Mid Cap Growth Fund

annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $749,059 in front-end sales commissions from the sale of Class A shares and $13,874 and $7,436 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2021, the Fund incurred $2,270 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$8,268,666,847	$–	$–	$8,268,666,847

Money Market Funds	129,266,947	423,877,627	–	553,144,574

Total Investments	$8,397,933,794	$423,877,627	$–	$8,821,811,421

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,959.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Long-term capital gain	$224,280,188	$68,506,628

18	Invesco Discovery Mid Cap Growth Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$161,775,159

Undistributed long-term capital gain	1,084,278,084

Net unrealized appreciation – investments	2,809,332,431

Temporary book/tax differences	(494,189)

Shares of beneficial interest	4,308,371,837

Total net assets	$8,363,263,322

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $6,461,159,869 and $6,395,264,178, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,830,200,371

Aggregate unrealized (depreciation) of investments	(20,867,940)

Net unrealized appreciation of investments	$2,809,332,431

Cost of investments for tax purposes is $6,012,478,990.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and net operating losses, on October 31, 2021, undistributed net investment income (loss) was increased by $68,699,307 and undistributed net realized gain was decreased by $68,699,307. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	13,472,916	$431,707,965	15,114,638	$354,773,331

Class C	1,370,442	33,869,961	1,956,789	35,752,471

Class R	1,312,889	38,649,773	1,210,992	26,452,331

Class Y	9,206,296	338,674,872	7,726,185	204,762,535

Class R5	606,551	20,213,465	667,522	15,569,460

Class R6	13,830,173	529,918,948	16,440,920	487,979,012

Issued as reinvestment of dividends:
Class A	5,005,084	145,998,307	1,470,496	32,497,956

Class C	420,162	9,474,657	429,795	7,469,834

Class R	202,315	5,407,874	179,660	3,659,674

Class Y	506,612	16,981,632	354,423	8,935,017

Class R5	148,658	4,361,612	-	-

Class R6	930,643	31,781,458	522,085	13,381,034

Automatic conversion of Class C shares to Class A shares:
Class A	1,506,533	47,789,753	476,763	11,558,706

Class C	(1,951,219)	(47,789,753)	(607,960)	(11,558,706)

19	Invesco Discovery Mid Cap Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Issued in connection with acquisitions:(b)
Class A	-	$-	107,672,579	$2,268,952,250

Class C	-	-	2,547,982	42,133,320

Class R	-	-	1,183,472	22,967,032

Class Y	-	-	5,134,518	123,576,759

Class R5	-	-	3,967,858	83,901,636

Class R6	-	-	4,088,310	100,096,412

Reacquired:
Class A	(19,661,369)	(633,755,901)	(16,368,404)	(392,811,829)

Class C	(1,728,578)	(42,936,444)	(3,041,992)	(54,121,451)

Class R	(1,094,876)	(32,318,971)	(1,311,163)	(28,780,239)

Class Y	(4,656,085)	(174,026,889)	(5,653,971)	(145,809,596)

Class R5	(722,088)	(23,576,026)	(523,277)	(13,310,088)

Class R6	(8,151,870)	(313,316,892)	(5,426,024)	(151,717,519)

Net increase in share activity	10,553,189	$387,109,401	138,212,196	$3,046,309,342

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Mid Cap Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 124,594,719 shares of the Fund for 83,710,209 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $2,641,627,409, including $335,789,673 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,599,111,505 and $4,240,738,914 immediately after the acquisition.

The pro forma results of operations for the year ended October 31, 2020 assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(22,343,997)

Net realized/unrealized gains	1,114,124,319

Change in net assets resulting from operations	$1,091,780,322

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

20	Invesco Discovery Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Discovery Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Mid Cap Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended October 31, 2021 for Class A, Class C, Class R, Class Y and Class R6.

For each of the two years in the period ended October 31, 2021 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer Discovery Mid Cap Growth Fund (subsequently renamed Invesco Discovery Mid Cap Growth Fund) as of and for the year ended October 31, 2018 and the financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Discovery Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,133.70	$5.49	$1,020.06	$5.19	1.02%
Class C	1,000.00	1,129.10	9.61	1,016.18	9.10	1.79
Class R	1,000.00	1,132.00	6.82	1,018.80	6.46	1.27
Class Y	1,000.00	1,135.10	4.14	1,021.32	3.92	0.77
Class R5	1,000.00	1,135.20	3.93	1,021.53	3.72	0.73
Class R6	1,000.00	1,135.60	3.50	1,021.93	3.31	0.65

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Discovery Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Mid Cap Growth Fund’s (formerly, Invesco Oppenheimer Discovery Mid Cap Growth Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell Midcap® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund

23	Invesco Discovery Mid Cap Growth Fund

performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Discovery Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$224,280,188
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.    Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and
				President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees - (continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers - (continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-5	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers - (continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Discovery Mid Cap Growth Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

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    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DMCG-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Emerging Markets All Cap Fund

Nasdaq:
A: GTDDX ∎ C: GTDCX ∎ Y: GTDYX ∎ R5: GTDIX ∎ R6: GTDFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Emerging Markets All Cap Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.25%
Class C Shares	14.38
Class Y Shares	15.52
Class R5 Shares	15.58
Class R6 Shares	15.67
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	16.96
Lipper Emerging Market Funds Index▪ (Peer Group Index)	20.70
Source(s): ▼RIMES Technologies Corp.; ▪Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year, global equity markets posted gains as good news about coronavirus (COVID-19) vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

    Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

    During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

    Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Energy stocks and energy-driven markets performed well as global shortages pushed oil and gas prices higher. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

    In October of 2021, global equity stocks were positive with the US market leading the way, and Chinese equities rebounded after their decline in the third quarter. Overall, developed market equities outperformed emerging market equities for the fiscal year.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    The Fund underperformed its broad market/style-specific benchmark, the MSCI Emerging Markets Index, for the fiscal year primarily driven by market allocation. Fund holdings in the materials sector outperformed those of the broad market/style-specific benchmark. However, a meaningful underweight to materials, one of the fiscal year’s best-performing sectors, hampered relative results. Stock selection in the information technology (IT) sector was positive for the fiscal year, but an underweight to IT relative to the benchmark index dragged on relative results. Within the sector, underweight exposure to Taiwan Semiconductor was a notable detractor from the Fund’s relative return. Geographically, underweight exposure to and stock selection in India was the largest detractor from the Fund’s relative performance. Within India, not owning select index stocks hampered relative return. Underweight exposure to Taiwan had a negative impact on relative return. Fund holdings in Brazil underperformed those of the benchmark index, detracting from relative results as well. In a rising equity market environment, the Fund’s cash exposure detracted from the Fund’s performance relative to the benchmark. It is important to note that cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision.

    In contrast, strong stock selection in the communication services contributed to the Fund’s relative performance versus the broad market/style-specific benchmark. Within communication services, Russia-based Yandex, a provider of internet-related products and services, was a key contributor to absolute and relative performance. The company’s core search business benefited from a continued snap-back in advertising, and they were able to buy out their ride-hailing partner at a great price during the fiscal year. The Fund’s holdings in the financials and health care sectors outperformed those of the benchmark index, adding to relative results. In the financials sector, Russia-based Sberbank was a key contributor to absolute and relative results. Hungary-based pharmaceutical and biotechnology company Gedeon Richter was a notable relative contributor within the health care sector. On a geographic basis, overweight exposure to Russia and Mexico and underweight exposure to China were among the largest contributors to the Fund’s relative performance.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV characteristics for each company. We added several new holdings, including Indonesia-based pharmaceutical and consumer health company Kalbe Farma, South Korea-based enterprise resource planning (ERP) company Douzone Bizon and China-based auto glass manufacturer Fuyao Glass Industry. We sold several holdings, including China-based companies, Shanghai International Airport, shopping platform Meituan and spirits maker Kweichow Moutai. We also exited the Fund’s position in China-based private educational services company New Oriental Education & Technology prior to new government regulations requiring private tutoring institutions to register as non-profit institutions and discontinue weekend and holiday classes.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

    We thank you for your continued investment in Invesco Emerging Markets All Cap Fund.

Portfolio manager(s):

Brent Bates

Steve Cao - Lead

Borge Endresen - Lead

Mark Jason

2	Invesco Emerging Markets All Cap Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Emerging Markets All Cap Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Emerging Markets All Cap Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	5.54%
10 Years	4.59
5 Years	7.31
1 Year	8.90

Class C Shares
Inception (3/1/99)	9.24%
10 Years	4.55
5 Years	7.73
1 Year	13.38

Class Y Shares
Inception (10/3/08)	7.89%
10 Years	5.44
5 Years	8.81
1 Year	15.52

Class R5 Shares
Inception (10/25/05)	8.43%
10 Years	5.57
5 Years	8.90
1 Year	15.58

Class R6 Shares
10 Years	5.58%
5 Years	8.96
1 Year	15.67

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

See current prospectus for more information.

5	Invesco Emerging Markets All Cap Fund

Supplemental Information

Invesco Emerging Markets All Cap Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective

Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

6	Invesco Emerging Markets All Cap Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	18.46%
Financials	18.26
Consumer Staples	15.73
Communication Services	13.45
Information Technology	11.98
Health Care	6.16
Industrials	5.66
Real Estate	3.09
Energy	1.60
Money Market Funds Plus Other Assets Less Liabilities	5.61

Top 10 Equity Holdings*

		% of total net assets
1.	Yandex N.V., Class A	4.71%
2.	Samsung Electronics Co. Ltd.	4.70
3.	Taiwan Semiconductor Manufacturing Co. Ltd.	4.49
4.	Yum China Holdings, Inc.	3.86
5.	Tencent Holdings Ltd.	3.54
6.	Sberbank of Russia PJSC, Preference Shares	3.45
7.	China Mengniu Dairy Co. Ltd.	3.33
8.	JD.com, Inc., ADR	2.98
9.	Gedeon Richter PLC	2.84
10.	HDFC Bank Ltd., ADR	2.38

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Emerging Markets All Cap Fund

Schedule of Investments

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–94.39%
Brazil–8.07%
Ambev S.A., ADR	5,482,948	$16,229,526

Arcos Dorados Holdings, Inc., Class A(a)(b)	11,088,811	52,893,628

B3 S.A.–Brasil, Bolsa, Balcao	11,665,560	24,617,602

Fleury S.A.	6,348,992	21,182,806

Multiplan Empreendimentos Imobiliarios S.A.	10,525,929	34,540,594

Raia Drogasil S.A.	4,835,000	19,918,096

Rede D’Or Sao Luiz S.A.(c)	2,606,200	27,245,083

TOTVS S.A.	2,646,400	15,361,293

		211,988,628

China–26.64%
Alibaba Group Holding Ltd., ADR(b)	345,808	57,037,572

Angel Yeast Co. Ltd., A Shares	2,777,805	24,187,952

China Feihe Ltd.(c)	17,278,000	28,879,474

China Mengniu Dairy Co. Ltd.(b)	13,715,000	87,520,820

China Resources Beer Holdings Co. Ltd.	2,102,000	17,460,059

Fuyao Glass Industry Group Co. Ltd., H Shares(c)	5,166,000	29,940,427

JD.com, Inc., ADR(b)	999,220	78,218,942

Prosus N.V.	399,867	35,426,291

Sunny Optical Technology Group Co. Ltd.	1,386,100	37,379,120

Tencent Holdings Ltd.	1,495,400	92,843,774

Tongcheng-Elong Holdings Ltd.(b)(c)	24,612,800	55,053,669

Wuliangye Yibin Co. Ltd., A Shares	1,594,715	54,174,261

Yum China Holdings, Inc.	1,776,353	101,394,229

		699,516,590

Egypt–1.37%
Eastern Co. S.A.E.	21,384,488	15,789,946

Egyptian Financial Group-Hermes Holding Co.(b)	25,623,002	20,263,921

		36,053,867

France–1.50%
Bollore S.A.	6,808,819	39,497,324

Hungary–2.84%
Gedeon Richter PLC	2,660,962	74,596,009

India–3.26%
Emami Ltd.	3,222,368	22,914,090

HDFC Bank Ltd., ADR	870,160	62,573,206

		85,487,296

Indonesia–4.47%
PT Bank Central Asia Tbk	95,721,000	50,515,398

PT Kalbe Farma Tbk	343,730,800	38,850,831

PT Telkom Indonesia (Persero) Tbk	104,477,700	28,009,984

		117,376,213

Macau–1.09%
Galaxy Entertainment Group Ltd.(b)	5,304,000	28,658,966

	Shares	Value

Mexico–10.04%
Bolsa Mexicana de Valores S.A.B. de C.V.	21,082,320	$40,386,958

GMexico Transportes S.A.B. de C.V.	27,888,930	44,702,482

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.(b)	7,831,898	47,258,436

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B(d)	3,201,938	40,363,268

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	22,678,092	35,876,504

Wal-Mart de Mexico S.A.B. de C.V., Series V	15,754,334	54,950,395

		263,538,043

Nigeria–0.94%
Zenith Bank PLC	405,106,079	24,722,486

Philippines–3.68%
BDO Unibank, Inc.	21,000,720	51,767,523

SM Investments Corp.	857,870	16,427,829

SM Prime Holdings, Inc.	43,152,900	28,375,902

		96,571,254

Russia–15.45%
Detsky Mir PJSC	8,288,510	16,014,404

Gazprom PJSC, ADR	4,284,513	42,121,026

Mobile TeleSystems PJSC, ADR	3,405,092	31,292,795

Moscow Exchange MICEX-RTS PJSC	11,806,000	28,956,435

Ozon Holdings PLC, ADR(b)	292,546	13,164,570

Sberbank of Russia PJSC	11,900,044	59,847,142

Sberbank of Russia PJSC, Preference Shares	20,018,449	90,697,967

Yandex N.V., Class A(b)	1,492,426	123,632,570

		405,726,909

South Africa–0.64%
Naspers Ltd., Class N	98,890	16,825,721

South Korea–6.92%
Douzone Bizon Co. Ltd.	293,827	20,512,274

NAVER Corp.	108,344	37,923,095

Samsung Electronics Co. Ltd.	2,059,353	123,379,957

		181,815,326

Taiwan–4.49%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,568,000	117,833,605

Turkey–0.96%
Haci Omer Sabanci Holding A.S.	21,674,815	25,094,241

United Arab Emirates–0.69%
Emaar Properties PJSC	16,658,100	18,218,591

Vietnam–1.34%
Vietnam Dairy Products JSC	8,802,248	35,093,272

Total Common Stocks & Other Equity Interests (Cost $1,804,630,041)		2,478,614,341

Money Market Funds–5.36%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(a)(e)	51,451,993	51,451,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets All Cap Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(a)(e)	30,561,371	$30,570,539

Invesco Treasury Portfolio, Institutional Class, 0.01%(a)(e)	58,802,278	58,802,278

Total Money Market Funds (Cost $140,822,456)		140,824,810

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.75% (Cost $1,945,452,497)		2,619,439,151

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.04%
Invesco Private Government Fund, 0.02%(a)(e)(f)	312,596	312,596

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(a)(e)(f)	729,100	$729,392

Total Investments Purchased with Cash Collateral from Securities On Loan (Cost $1,041,988)		1,041,988

TOTAL INVESTMENTS IN SECURITIES–99.79% (Cost $1,946,494,485)		2,620,481,139

OTHER ASSETS LESS LIABILITIES–0.21%		5,578,746

NET ASSETS–100.00%		$2,626,059,885

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$43,866,503	$182,212,085	$(174,626,595)	$-	$-	$51,451,993	$12,544
Invesco Liquid Assets Portfolio, Institutional Class	30,506,633	124,799,957	(124,733,282)	441	(3,210)	30,570,539	7,968
Invesco Treasury Portfolio, Institutional Class	50,133,146	208,242,383	(199,573,251)	-	-	58,802,278	5,643

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	362,964	(50,368)	-	-	312,596	3	*
Invesco Private Prime Fund	-	775,116	(45,724)	-	-	729,392	39	*

Investments in Other Affiliates:
Arcos Dorados Holdings, Inc., Class A	43,949,177	-	(2)	8,944,456	(3)	52,893,628	-
Total	$168,455,459	$516,392,505	$(499,029,222)	$8,944,897	$(3,213)	$194,760,426	$26,197

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $141,118,653, which represented 5.37% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at October 31, 2021.
(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets All Cap Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $1,733,642,821)*	$2,425,720,713

Investments in affiliates, at value (Cost $212,851,664)	194,760,426

Foreign currencies, at value (Cost $3,315,297)	3,279,380

Receivable for:
Investments sold	8,122,275

Fund shares sold	2,567,425

Dividends	1,566,380

Investment for trustee deferred compensation and retirement plans	356,062

Other assets	81,008

Total assets	2,636,453,669

Liabilities:
Payable for:
Investments purchased	5,578,944

Fund shares reacquired	1,252,211

Accrued foreign taxes	116,485

Collateral upon return of securities loaned	1,041,988

Accrued fees to affiliates	1,075,327

Accrued other operating expenses	934,585

Trustee deferred compensation and retirement plans	394,244

Total liabilities	10,393,784

Net assets applicable to shares outstanding	$2,626,059,885

Net assets consist of:
Shares of beneficial interest	$1,844,156,599

Distributable earnings	781,903,286

$2,626,059,885

Net Assets:
Class A	$591,114,229

Class C	$15,631,572

Class Y	$1,062,846,122

Class R5	$215,121,866

Class R6	$741,346,096

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	14,093,403

Class C	381,801

Class Y	25,303,453

Class R5	5,136,600

Class R6	17,697,420

Class A:
Net asset value per share	$41.94

Maximum offering price per share
(Net asset value of $41.94 ÷ 94.50%)	$44.38

Class C:
Net asset value and offering price per share	$40.94

Class Y:
Net asset value and offering price per share	$42.00

Class R5:
Net asset value and offering price per share	$41.88

Class R6:
Net asset value and offering price per share	$41.89

*	At October 31, 2021, securities with an aggregate value of $994,256 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets All Cap Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $6,540,998)	$51,435,121

Dividends from affiliates (includes securities lending income of $60)	26,215

Total investment income	51,461,336

Expenses:
Advisory fees	23,499,217

Administrative services fees	400,124

Custodian fees	232,332

Distribution fees:
Class A	1,565,768

Class C	171,539

Transfer agent fees – A, C and Y	2,568,810

Transfer agent fees – R5	218,248

Transfer agent fees – R6	100,087

Trustees’ and officers’ fees and benefits	59,387

Registration and filing fees	179,244

Reports to shareholders	260,754

Professional services fees	112,280

Other	43,736

Total expenses	29,411,526

Less: Fees waived and/or expense offset arrangement(s)	(62,663)

Net expenses	29,348,863

Net investment income	22,112,473

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	98,751,843

Affiliated investment securities	(3,213)

Foreign currencies	(1,506,636)

97,241,994

Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $116,485)	218,215,112

Affiliated investment securities	8,944,897

Foreign currencies	416,861

227,576,870

Net realized and unrealized gain	324,818,864

Net increase in net assets resulting from operations	$346,931,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets All Cap Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$22,112,473	$20,771,900

Net realized gain	97,241,994	131,431,946

Change in net unrealized appreciation (depreciation)	227,576,870	(30,648,734)

Net increase in net assets resulting from operations	346,931,337	121,555,112

Distributions to shareholders from distributable earnings:
Class A	(30,719,071)	(8,994,008)

Class C	(797,143)	(100,403)

Class Y	(59,858,079)	(17,366,105)

Class R5	(11,073,849)	(4,390,520)

Class R6	(30,036,166)	(7,805,161)

Total distributions from distributable earnings	(132,484,308)	(38,656,197)

Share transactions–net:
Class A	(15,190,495)	(49,372,647)

Class C	(2,792,302)	(6,664,248)

Class Y	(53,469,564)	646,578

Class R5	15,141,754	(68,170,028)

Class R6	203,423,460	97,127,522

Net increase (decrease) in net assets resulting from share transactions	147,112,853	(26,432,823)

Net increase in net assets	361,559,882	56,466,092

Net assets:
Beginning of year	2,264,500,003	2,208,033,911

End of year	$2,626,059,885	$2,264,500,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets All Cap Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/21	$38.27	$0.26	$5.58	$5.84	$(0.40)	$(1.77)	$(2.17)	$41.94	15.22%	$591,114	1.31%	1.31%	0.61%	19%
Year ended 10/31/20	36.81	0.27	1.76	2.03	(0.57)	–	(0.57)	38.27	5.54	552,262	1.37	1.38	0.76	33
Year ended 10/31/19	30.54	0.55	6.18	6.73	(0.46)	–	(0.46)	36.81	22.39	583,346	1.37	1.38	1.62	7
Year ended 10/31/18	36.66	0.44	(6.29)	(5.85)	(0.27)	–	(0.27)	30.54	(16.09)	544,574	1.39	1.40	1.23	20
Year ended 10/31/17	30.67	0.28	5.96	6.24	(0.25)	–	(0.25)	36.66	20.55	878,910	1.41	1.43	0.86	16
Class C
Year ended 10/31/21	37.38	(0.06)	5.45	5.39	(0.06)	(1.77)	(1.83)	40.94	14.35	15,632	2.06	2.06	(0.14)	19
Year ended 10/31/20	35.83	0.00	1.71	1.71	(0.16)	–	(0.16)	37.38	4.78	16,812	2.12	2.13	0.01	33
Year ended 10/31/19	29.64	0.28	6.05	6.33	(0.14)	–	(0.14)	35.83	21.48	22,941	2.12	2.13	0.87	7
Year ended 10/31/18	35.59	0.17	(6.12)	(5.95)	(0.00)	–	(0.00)	29.64	(16.71)	55,823	2.14	2.15	0.48	20
Year ended 10/31/17	29.78	0.03	5.81	5.84	(0.03)	–	(0.03)	35.59	19.65	88,231	2.16	2.18	0.11	16
Class Y
Year ended 10/31/21	38.32	0.37	5.58	5.95	(0.50)	(1.77)	(2.27)	42.00	15.50	1,062,846	1.06	1.06	0.86	19
Year ended 10/31/20	36.85	0.36	1.78	2.14	(0.67)	–	(0.67)	38.32	5.82	1,015,412	1.12	1.13	1.01	33
Year ended 10/31/19	30.60	0.63	6.18	6.81	(0.56)	–	(0.56)	36.85	22.69	968,060	1.12	1.13	1.87	7
Year ended 10/31/18	36.74	0.53	(6.31)	(5.78)	(0.36)	–	(0.36)	30.60	(15.89)	986,550	1.14	1.15	1.48	20
Year ended 10/31/17	30.74	0.37	5.95	6.32	(0.32)	–	(0.32)	36.74	20.84	1,575,401	1.16	1.18	1.11	16
Class R5
Year ended 10/31/21	38.22	0.39	5.57	5.96	(0.53)	(1.77)	(2.30)	41.88	15.56	215,122	1.02	1.02	0.90	19
Year ended 10/31/20	36.76	0.39	1.77	2.16	(0.70)	–	(0.70)	38.22	5.90	182,631	1.05	1.06	1.08	33
Year ended 10/31/19	30.55	0.66	6.16	6.82	(0.61)	–	(0.61)	36.76	22.79	250,287	1.03	1.04	1.96	7
Year ended 10/31/18	36.68	0.56	(6.29)	(5.73)	(0.40)	–	(0.40)	30.55	(15.80)	287,511	1.04	1.05	1.58	20
Year ended 10/31/17	30.69	0.41	5.94	6.35	(0.36)	–	(0.36)	36.68	20.97	470,436	1.04	1.06	1.23	16
Class R6
Year ended 10/31/21	38.22	0.42	5.58	6.00	(0.56)	(1.77)	(2.33)	41.89	15.67	741,346	0.93	0.93	0.99	19
Year ended 10/31/20	36.76	0.42	1.76	2.18	(0.72)	–	(0.72)	38.22	5.96	497,383	0.96	0.97	1.17	33
Year ended 10/31/19	30.55	0.68	6.16	6.84	(0.63)	–	(0.63)	36.76	22.88	383,400	0.97	0.98	2.02	7
Year ended 10/31/18	36.67	0.57	(6.27)	(5.70)	(0.42)	–	(0.42)	30.55	(15.74)	365,000	0.99	1.00	1.63	20
Year ended 10/31/17	30.68	0.42	5.94	6.36	(0.37)	–	(0.37)	36.67	21.04	427,243	1.00	1.02	1.27	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets All Cap Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets All Cap Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

14	Invesco Emerging Markets All Cap Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

15	Invesco Emerging Markets All Cap Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

    For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.87%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2021, the Adviser waived advisory fees of $61,604.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net

16	Invesco Emerging Markets All Cap Fund

assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $62,443 in front-end sales commissions from the sale of Class A shares and $4,131 and $722 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    For the year ended October 31, 2021, the Fund incurred $3,106 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$211,988,628	$–	$–	$211,988,628

China	236,650,743	462,865,847	–	699,516,590

Egypt	–	36,053,867	–	36,053,867

France	–	39,497,324	–	39,497,324

Hungary	–	74,596,009	–	74,596,009

India	62,573,206	22,914,090	–	85,487,296

Indonesia	–	117,376,213	–	117,376,213

Macau	–	28,658,966	–	28,658,966

Mexico	263,538,043	–	–	263,538,043

Nigeria	24,722,486	–	–	24,722,486

Philippines	–	96,571,254	–	96,571,254

Russia	213,060,774	192,666,135	–	405,726,909

South Africa	–	16,825,721	–	16,825,721

South Korea	–	181,815,326	–	181,815,326

Taiwan	–	117,833,605	–	117,833,605

Turkey	–	25,094,241	–	25,094,241

United Arab Emirates	–	18,218,591	–	18,218,591

Vietnam	–	35,093,272	–	35,093,272

Money Market Funds	140,824,810	1,041,988	–	141,866,798

Total Investments	$1,153,358,690	$1,467,122,449	$–	$2,620,481,139

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,059.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17	Invesco Emerging Markets All Cap Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020

Ordinary income*	$72,422,446	$38,656,197

Long-term capital gain	60,061,862	–

Total distributions	$132,484,308	$38,656,197

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$19,217,925

Undistributed long-term capital gain	92,566,338

Net unrealized appreciation - investments	670,443,160

Net unrealized appreciation (depreciation) - foreign currencies	(51,412)

Temporary book/tax differences	(272,725)

Shares of beneficial interest	1,844,156,599

Total net assets	$2,626,059,885

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies and wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $503,948,331 and $476,411,309, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$798,934,558

Aggregate unrealized (depreciation) of investments	(128,491,398)

Net unrealized appreciation of investments	$670,443,160

    Cost of investments for tax purposes is $1,950,037,979.

NOTE 9–Reclassification of Permanent Differences

    Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on October 31, 2021, undistributed net investment income was increased by $4,767,317 and undistributed net realized gain was decreased by $4,767,317. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

18	Invesco Emerging Markets All Cap Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	1,889,937	$81,886,430	1,706,365	$61,253,898

Class C	76,205	3,255,333	95,985	3,358,951

Class Y	5,667,031	244,849,914	9,564,984	320,291,589

Class R5	1,141,051	49,259,888	1,328,553	46,363,019

Class R6	6,685,446	290,901,817	6,495,302	236,439,889

Issued as reinvestment of dividends:
Class A	627,884	26,484,157	206,055	7,799,177

Class C	17,346	718,977	2,352	87,520

Class Y	842,214	35,499,330	326,675	12,351,569

Class R5	255,130	10,718,029	114,253	4,306,190

Class R6	637,164	26,754,520	172,136	6,484,375

Automatic conversion of Class C shares to Class A shares:
Class A	91,667	3,898,704	124,129	4,504,737

Class C	(93,490)	(3,898,704)	(126,814)	(4,504,737)

Reacquired:
Class A	(2,945,340)	(127,459,786)	(3,455,941)	(122,930,459)

Class C	(68,030)	(2,867,908)	(161,979)	(5,605,982)

Class Y	(7,704,418)	(333,818,808)	(9,663,832)	(331,996,580)

Class R5	(1,038,107)	(44,836,163)	(3,472,694)	(118,839,237)

Class R6	(2,638,022)	(114,232,877)	(4,085,473)	(145,796,742)

Net increase (decrease) in share activity	3,443,668	$147,112,853	(829,944)	$(26,432,823)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Subsequent Event

Effective on or about February 28, 2022, the name of the Fund and all references thereto will change from Invesco Emerging Markets All Cap Fund to Invesco EQV Emerging Markets All Cap Fund.

19	Invesco Emerging Markets All Cap Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets All Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets All Cap Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Emerging Markets All Cap Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$962.60	$6.38	$1,018.70	$6.56	1.29%
Class C	1,000.00	959.00	10.07	1,014.92	10.36	2.04
Class Y	1,000.00	963.80	5.15	1,019.96	5.30	1.04
Class R5	1,000.00	964.10	4.95	1,020.16	5.09	1.00
Class R6	1,000.00	964.30	4.51	1,020.62	4.63	0.91

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Emerging Markets All Cap Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets All Cap Fund’s (formerly, Invesco Developing Markets Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub- Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period, and above the performance of the Index for the three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.

The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual

22	Invesco Emerging Markets All Cap Fund

management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco

Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco

Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Emerging Markets All Cap Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$60,061,862
Qualified Dividend Income*	49.81%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.01%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.1040	per share
Foreign Source Income	$0.9098	per share

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$43,738,123

24	Invesco Emerging Markets All Cap Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Emerging Markets All Cap Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                          DVM-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Emerging Markets Innovators Fund

Nasdaq:

A: EMIAX ∎ C: EMVCX ∎ R: EMIRX ∎ Y: EMIYX ∎ R5: EMIMX ∎ R6: EMVIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Auditor’s Report

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2021, Class A shares of Invesco Emerging Markets Innovators Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.15%
Class C Shares	14.24
Class R Shares	14.82
Class Y Shares	15.40
Class R5 Shares	15.52
Class R6 Shares	15.50
MSCI Emerging Markets Index ▼*	16.96
MSCI Emerging Markets Mid Cap Index ▼*	31.20

Source(s): ▼RIMES Technologies Corp.

* Effective October 29, 2021, the Fund changed its benchmark from the MSCI Emerging Markets Mid Cap Index to the MSCI Emerging Markets Index. This change was made to provide a more appropriate comparison for evaluating the Fund’s performance.

Market conditions and your Fund

At the beginning of the fiscal year, global equity markets posted gains as good news about coronavirus (COVID-19) vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

    During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

    Emerging market equities declined during the third quarter of 2021, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and other areas along with the potential default of a large Chinese property developer.

    In October of 2021, global equity stocks were positive with the US market leading the way, and Chinese equities rebounded after their decline in the third quarter. Overall, developed market equities outperformed emerging market equities for the fiscal year.

    We believe that after ten very difficult years, the ingredients for sustainable emerging market (EM) equities outperformance are in place. We believe that non-China EM markets are poised for a cyclical recovery. In our view, volatility, momentum and the boom and bust environment will continue, so the investors need to understand the nuances in the market to uncover what we think will be attractive long-term opportunities. Alongside a broader economic recovery, we expect an appreciation for nuance to continue well into 2022.

    From a sector perspective, the largest contributors to the Fund’s relative performance during the fiscal year were stock selection and an overweight in industrials, stock selection and an underweight in communication services and stock selection in health care. The largest detractors from the Fund’s relative performance during the fiscal year were stock selection and an underweight in materials, an underweight in energy (the Fund has no allocation) and stock selection in consumer staples.

    From a country perspective, the largest contributors to the Fund’s relative performance during the fiscal year were an underweight in China, stock selection and an overweight in Mexico and an overweight in Russia. The largest detractors from the Fund’s relative performance during the fiscal year were stock selection in Brazil, stock selection in Indonesia and an underweight to Saudi Arabia (the Fund has no allocation).

    Top contributors to absolute performance during the fiscal year included Silergy, TCS Group and Yandex.

    Silergy is the largest fabless producer in Taiwan and a global leader in power management integrated circuits (PMIC). This class of integrated circuits performs functions related to power requirements, such as adjusting the voltage/current of electricity flows in items like batteries. PMIC is a growing business as more internet of things (IoT) devices come to market and demand expands. Silergy currently derives most of its business from the tech-savvy Chinese consumer, but also boasts a more globalized footprint in major markets including India, Japan, South Korea and the United States. Silergy has diversified its business into higher margin product mixes including the automotive segment, data center business, 5G equipment and a higher-end consumer product mix. Silergy reported solid third quarter of 2021 results among strong demand across applications while overall chip shortage should continue to support Silergy’s market share gains across segments.

    TCS Group offers its Russian clientele online retail financial services via a branchless network. TCS Group has capitalized on the acceleration of banking digitalization that COVID-19 has brought on, allowing them to increase their market share and expand their product range offering. TCS Group has built an ecosystem through partnerships in payment processing and marketplace partnerships. The stock has performed strongly on the back of two major changes. First, the elimination of Class B shares reflected an important shift from a corporate governance perspective as the supervoting power of the majority shareholder was eliminated and the role of minority shareholders increased. Second, TCS Group was recently included in the MSCI’s rebalancing, increasing investor inflows.

    Yandex is the dominant internet company in Russia’s transforming digital landscape, operating the leading search engine, and capturing a large share of digital advertising. Yandex continues to refine the search and portal segment, which has the potential to produce long-term benefits and we believe Yandex will continue to invest in its e-commerce business. The company is also investing in other future growth drivers, that will be supported by existing synergies and data, such as ride hailing. In August 2021 Yandex announced an agreement with Uber to restructure the ownership of their joint ventures (JVs) and Yandex Self-Driving. As a result of the transaction, Yandex acquired Uber’s interest in FoodTech (food technology) businesses (Yandex.Eats and Yandex.Lavka), logistics (Yandex.Delivery) and it also fully consolidated its self-driving businesses. This announcement was well received by investors and was positively reflected in the stock price.

    The largest detractors from the Fund’s absolute performance during the fiscal year included New Oriental Education, TAL Education and OneConnect Financial Technology.

    New Oriental Education (EDU) operates in China’s vast after school tutoring (AST) market. EDU’s roots were in English tutoring and test preparation for higher-level English-speaking exams like the graduate record examinations (GRE). As incomes in China rapidly increased so did the needs of the tutoring market with demand far exceeding supply in the K-12 market, so EDU shifted its class offerings and now derives the majority of its revenue from this segment. EDU has consistently employed high-quality teachers and a

2	Invesco Emerging Markets Innovators Fund

vast network of classrooms that delivered solid academic returns. However, the Chinese government announced in July 2021 changes to Chinese after-school tutoring companies with the aim to convert them to non-profits given the Chinese government’s efforts to curb tutoring for profit in core school subjects to ease financial pressures on families. The news sent shockwaves through China’s vast private education sector with the company’s share price plunging during the third quarter of 2021. The announced regulatory changes were more extreme than expected and government decisions more challenging and complex, which has created a heightened level of uncertainty.

    TAL Education (TAL) operates in China’s vast AST market. TAL set itself apart from the competition as an innovator in the AST market. TAL was the first player to introduce the concept of the two-teacher system - a blended learning model that combines online lectures from top-tier talent including subject matter experts, renowned lecturers and the likes along with live streaming of their content to classrooms across the country. This model theoretically provides students in various income brackets with access to the same high-level lessons as competitors who may only recruit top talent in cities like Beijing and Shanghai. However, the AST market in China has experienced volatility this year due to contemplated reforms the government was looking to implement. TAL Education was impacted by the same regulation as EDU and those regulatory changes sent TAL’s share price plunging. We sold TAL Education during the fiscal year.

    OneConnect Financial Technology (OneConnect) is a Chinese company that assists financial institutions with the digitalization of their networks allowing customers to access their accounts and traditional services remotely. OneConnect has decided to focus on the sale of higher-value products and services such as cloud service solutions, creating a short-term headwind as they begin to phase out low-value products such as credit card acquisitions and other retail banking/ merchant services. This product shift seems timely as the regulatory environment has shifted since the halt of Ant Group’s initial public offering (IPO) leading to increased scrutiny around online lending. OneConnect and Ant Group are both fintech companies, so the regulatory environment impacting Ant Group could impact OneConnect. We believe that these headwinds will be short-term in nature and that OneConnect will ultimately benefit from their core business - middle and back-end office solutions, which should continue to see growth as COVID-19 has accelerated digitalization needs. As the company shifts to higher-value products, such as cloud solutions, it should have access to more stable long-term growth drivers.

    During this period of crisis and future uncertainty, we remain focused on understanding the macroeconomic pressures that are idiosyncratic to emerging markets. However, we are unwavering in our approach as bottom-up investors who focus on the long-term and avoid tactical decisions. We will continue to seek high-quality companies that have durable long-term growth potential supported by strong competitive positions, healthy balance sheets and cash flows that will allow them to thrive in the post-COVID world.

    We thank you for your continued investment in Invesco Emerging Markets Innovators Fund.

Portfolio manager(s):

Justin Leverenz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Emerging Markets Innovators Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 6/30/14

1 Source: RIMES Technologies Corp.

*

Effective October 29, 2021, the Fund changed its benchmark from the MSCI Emerging Markets Mid Cap Index to the MSCI Emerging Markets Index. This change was made to provide a more appropriate comparison for evaluating the Fund’s performance.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Emerging Markets Innovators Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (6/30/14)	2.75%
5 Years	6.47
1 Year	8.82

Class C Shares
Inception (6/30/14)	2.74%
5 Years	6.86
1 Year	13.24

Class R Shares
Inception (6/30/14)	3.26%
5 Years	7.41
1 Year	14.82

Class Y Shares
Inception (6/30/14)	3.79%
5 Years	7.96
1 Year	15.40

Class R5 Shares
Inception	3.66%
5 Years	7.87
1 Year	15.52

Class R6 Shares
Inception (6/30/14)	3.99%
5 Years	8.15
1 Year	15.50

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Emerging Markets Innovators Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Invesco Oppenheimer Emerging Markets Innovators Fund. The Fund was subsequently renamed the Invesco Emerging Markets Innovators Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Emerging Markets Innovators Fund

Supplemental Information

Invesco Emerging Markets Innovators Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI Emerging Markets Mid Cap Index is designed to measure equity market performance of mid-capitalization companies in emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Emerging Markets Innovators Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	23.35%

Health Care	13.38

Industrials	12.08

Consumer Staples	10.09

Information Technology	9.55

Financials	9.52

Communication Services	9.08

Materials	4.98

Real Estate	4.74

Money Market Funds Plus Other Assets Less Liabilities	3.23

Top 10 Equity Holdings*

		% of total net assets

1.	Yandex N.V., Class A	5.44%

2.	Yum China Holdings, Inc.	4.46

3.	Huazhu Group Ltd., ADR	3.35

4.	Silergy Corp.	3.34

5.	Voltas Ltd.	3.12

6.	Wuxi Biologics Cayman, Inc.	2.97

7.	Samsung Biologics Co. Ltd.	2.76

8.	PT Ace Hardware Indonesia Tbk	2.56

9.	Polyus PJSC, GDR	2.43

10.	Zee Entertainment Enterprises Ltd.	2.26

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Emerging Markets Innovators Fund

Schedule of Investments

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–94.73%
Brazil–6.45%
Americanas S.A.(a)	781,628	$4,113,248

Arezzo Industria e Comercio S.A.	556,500	7,286,819

Lojas Americanas S.A., Preference Shares	4,342,581	3,716,409

Lojas Renner S.A.	543,100	3,101,477

Pagseguro Digital Ltd., Class A(a)	241,047	8,725,901

WEG S.A.	316,100	2,072,309

		29,016,163

Chile–1.64%
Banco Santander Chile	86,110,084	3,768,309

Parque Arauco S.A.(a)	3,673,760	3,626,342

		7,394,651

China–30.85%
BeiGene Ltd.(a)	115,600	3,203,007

BeiGene Ltd., ADR(a)	13,484	4,823,496

Blue Moon Group Holdings Ltd.(b)	6,016,123	5,412,411

Brii Biosciences Ltd.(a)	1,577,500	4,979,683

Huazhu Group Ltd., ADR(a)	325,413	15,086,147

Innovent Biologics, Inc.(a)(b)	501,000	4,509,295

Keymed Biosciences, Inc.(a)(b)	809,179	4,174,247

New Oriental Education & Technology Group, Inc., ADR(a)	890,171	1,824,850

OneConnect Financial Technology Co. Ltd., ADR(a)	363,515	1,152,342

Remegen Co. Ltd., H Shares(a)(b)	551,872	6,862,416

Silergy Corp.	91,000	15,026,157

SITC International Holdings Co. Ltd.	1,249,000	4,241,810

Sunny Optical Technology Group Co. Ltd.	367,300	9,905,022

Tencent Music Entertainment Group, ADR(a)	597,107	4,693,261

Wuxi Biologics Cayman, Inc.(a)(b)	876,000	13,379,240

Yum China Holdings, Inc.	351,184	20,045,583

Zai Lab Ltd., ADR(a)	56,356	5,883,566

Zhongsheng Group Holdings Ltd.	635,289	5,736,533

ZTO Express Cayman, Inc., ADR	270,435	7,931,858

		138,870,924

Egypt–1.31%
Commercial International Bank Egypt S.A.E.(a)	1,823,798	5,922,054

Hong Kong–0.52%
Hongkong & Shanghai Hotels Ltd. (The)(a)	2,552,000	2,321,937

India–12.22%
Asian Paints Ltd.	7,032	291,427

Godrej Properties Ltd.(a)	172,223	5,142,001

Havells India Ltd.	540,654	9,133,782

HDFC Life Insurance Co. Ltd.(b)	233,677	2,121,427

ICICI Lombard General Insurance Co. Ltd.(b)	162,763	3,222,689

ICICI Prudential Life Insurance Co. Ltd.(b)	494,619	4,092,552

	Shares	Value

India–(continued)
Marico Ltd.	44,084	$335,585

Oberoi Realty Ltd.(a)	533,570	6,461,861

Voltas Ltd.	870,342	14,040,356

Zee Entertainment Enterprises Ltd. (Acquired 11/21/2019; Cost $10,731,346)(d)	2,524,723	10,166,410

		55,008,090

Indonesia–6.68%
PT Ace Hardware Indonesia Tbk	115,805,800	11,535,179

PT Bank Rakyat Indonesia (Persero) Tbk	21,665,529	6,476,145

PT Semen Indonesia (Persero) Tbk	10,508,700	6,765,591

PT Unilever Indonesia Tbk	16,985,100	5,302,320

		30,079,235

Mexico–7.94%
Alsea S.A.B. de C.V.	3,320,239	6,970,115

Coca-Cola FEMSA S.A.B. de C.V., ADR	101,872	5,475,620

Fomento Economico Mexicano, S.A.B. de C.V., Series CPO	581,600	4,781,505

Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	160,295	3,232,605

Grupo Mexico S.A.B. de C.V., Class B	1,003,500	4,402,376

Regional S.A.B. de C.V.	969,895	5,073,246

Wal-Mart de Mexico S.A.B. de C.V., Series V	1,661,400	5,794,887

		35,730,354

Nigeria–0.50%
Guaranty Trust Holding Co. PLC	32,307,222	2,237,104

Peru–1.08%
Credicorp Ltd.	14,921	1,934,657

InRetail Peru Corp.(b)	79,666	2,947,642

		4,882,299

Philippines–2.54%
Philippine Seven Corp.(a)	323,162	584,168

San Miguel Food and Beverage, Inc.	3,136,880	4,727,575

SM Prime Holdings, Inc.	9,326,500	6,132,794

		11,444,537

Poland–2.72%
Allegro.eu S.A.(a)(b)	552,370	6,248,978

CD Projekt S.A.	35,667	1,556,240

InPost S.A.(a)	312,318	4,457,427

		12,262,645

Russia–11.42%
Fix Price Group Ltd., GDR(b)	199,573	1,738,281

Ozon Holdings PLC, ADR(a)	138,502	6,232,590

Polyus PJSC, GDR(b)	110,487	10,949,262

TCS Group Holding PLC, GDR(b)	78,069	8,003,930

Yandex N.V., Class A(a)	295,387	24,469,859

		51,393,922

South Korea–2.76%
Samsung Biologics Co. Ltd.(a)(b)	16,607	12,423,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets Innovators Fund

	Shares	Value

Taiwan–4.16%
MediaTek, Inc.	144,000	$4,760,588

President Chain Store Corp.	466,000	4,713,943

Voltronic Power Technology Corp.	157,919	9,251,744

		18,726,275

Turkey–1.18%
BIM Birlesik Magazalar A.S.	824,256	5,328,620

United States–0.76%
Globant S.A.(a)	10,660	3,402,565

Total Common Stocks & Other Equity Interests (Cost $338,963,634)		426,445,343

Preferred Stocks–2.04%
India–2.04%
Le Travenues Technology Pte. Ltd., Pfd.(c) (Cost $9,169,499)	18,002	9,169,499

	Shares	Value

Money Market Funds–3.27%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	5,168,377	$5,168,377

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(e)(f)	3,650,572	3,651,667

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	5,906,716	5,906,716

Total Money Market Funds (Cost $14,726,760)		14,726,760

TOTAL INVESTMENTS IN SECURITIES–100.04% (Cost $362,859,893)		450,341,602

OTHER ASSETS LESS LIABILITIES–(0.04)%		(168,359)

NET ASSETS–100.00%		$450,173,243

Investment Abbreviations:

ADR – American Depositary Receipt

CPO – Certificates of Ordinary Participation

GDR – Global Depositary Receipt

Pfd. – Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $86,086,338, which represented 19.12% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	Restricted security. The value of this security at October 31, 2021 represented 2.26% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,217,505	$54,135,927	$(51,185,055)	$-	$-	$5,168,377	$1,230
Invesco Liquid Assets Portfolio, Institutional Class	1,583,761	38,629,354	(36,560,893)	158	(713)	3,651,667	753
Invesco Treasury Portfolio, Institutional Class	2,534,292	61,869,630	(58,497,206)	-	-	5,906,716	555
Total	$6,335,558	$154,634,911	$(146,243,154)	$158	$(713)	$14,726,760	$2,538

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets Innovators Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $348,133,133)	$435,614,842

Investments in affiliated money market funds, at value (Cost $14,726,760)	14,726,760

Cash	300,000

Foreign currencies, at value (Cost $1,282,990)	1,240,048

Receivable for:
Investments sold	863,875

Fund shares sold	63,684

Dividends	237,094

Investment for trustee deferred compensation and retirement plans	14,318

Other assets	41,466

Total assets	453,102,087

Liabilities:

Payable for:
Investments purchased	303,418

Fund shares reacquired	154,645

Accrued foreign taxes	1,858,517

Accrued fees to affiliates	209,663

Accrued other operating expenses	388,283

Trustee deferred compensation and retirement plans	14,318

Total liabilities	2,928,844

Net assets applicable to shares outstanding	$450,173,243

Net assets consist of:

Shares of beneficial interest	$326,168,892

Distributable earnings	124,004,351

$450,173,243

Net Assets:

Class A	$136,638,050

Class C	$19,857,990

Class R	$8,126,461

Class Y	$193,557,609

Class R5	$13,201

Class R6	$91,979,932

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	10,959,785

Class C	1,682,128

Class R	663,347

Class Y	15,273,866

Class R5	1,049

Class R6	7,173,531

Class A:
Net asset value per share	$12.47

Maximum offering price per share
(Net asset value of $12.47 ÷ 94.50%)	$13.20

Class C:
Net asset value and offering price per share	$11.81

Class R:
Net asset value and offering price per share	$12.25

Class Y:
Net asset value and offering price per share	$12.67

Class R5:
Net asset value and offering price per share	$12.58

Class R6:
Net asset value and offering price per share	$12.82

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Innovators Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $582,470)	$4,658,996

Dividends from affiliated money market funds	2,538

Total investment income	4,661,534

Expenses:

Advisory fees	5,675,605

Administrative services fees	70,492

Custodian fees	214,722

Distribution fees:

Class A	237,072

Class C	224,564

Class R	43,954

Transfer agent fees – A, C, R and Y	534,564

Transfer agent fees – R5	1

Transfer agent fees – R6	12,281

Trustees’ and officers’ fees and benefits	24,805

Registration and filing fees	102,951

Reports to shareholders	55,553

Professional services fees	91,041

Taxes	931

Other	25,350

Total expenses	7,313,886

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(223,248)

Net expenses	7,090,638

Net investment income (loss)	(2,429,104)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Unaffiliated investment securities (net of foreign taxes of $91,843)	45,341,153

Affiliated investment securities	(713)

Foreign currencies	(208,649)

Forward foreign currency contracts	10,722

45,142,513

Change in net unrealized appreciation (depreciation) of:

Unaffiliated investment securities (net of foreign taxes of $1,858,517)	22,223,668

Affiliated investment securities	158

Foreign currencies	(46,179)

22,177,647

Net realized and unrealized gain	67,320,160

Net increase in net assets resulting from operations	$64,891,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Innovators Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:

Net investment income (loss)	$(2,429,104)	$(2,027,001)

Net realized gain	45,142,513	79,609,500

Change in net unrealized appreciation (depreciation)	22,177,647	(41,834,441)

Net increase in net assets resulting from operations	64,891,056	35,748,058

Distributions to shareholders from distributable earnings:

Class A	(2,484,125)	–

Class C	(750,908)	–

Class R	(272,278)	–

Class Y	(6,588,853)	–

Class R5	(419)	–

Class R6	(4,744,973)	–

Total distributions from distributable earnings	(14,841,556)	–

Share transactions–net:

Class A	59,012,767	(17,380,227)

Class C	(2,753,965)	(7,114,943)

Class R	(521,215)	(791,887)

Class Y	(11,476,814)	(39,921,238)

Class R6	(60,850,966)	(181,445,330)

Net increase (decrease) in net assets resulting from share transactions	(16,590,193)	(246,653,625)

Net increase (decrease) in net assets	33,459,307	(210,905,567)

Net assets:

Beginning of year	416,713,936	627,619,503

End of year	$450,173,243	$416,713,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Innovators Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/21	$11.17	$(0.08)	$1.78	$1.70	$–	$(0.40)	$(0.40)	$12.47	15.15	%(e)	$136,638	1.58	%(e)	1.64	%(e)	(0.65	)%(e)	50%
Year ended 10/31/20	10.41	(0.06)	0.82	0.76	–	–	–	11.17	7.30	(e)	70,918	1.68	(e)	1.68	(e)	(0.62	)(e)	67
Two months ended 10/31/19	9.85	(0.01)	0.57	0.56	–	–	–	10.41	5.69		83,842	1.68	(f)	1.68	(f)	(0.63	)(f)	20
Year ended 08/31/19	10.38	(0.02)	(0.51)	(0.53)	–	–	–	9.85	(5.11)		80,454	1.71		1.71		(0.25)		36
Year ended 08/31/18	10.67	(0.02)	(0.25)	(0.27)	(0.02)	–	(0.02)	10.38	(2.52)		97,641	1.70		1.70		(0.18)		24
Year ended 08/31/17	8.87	(0.03)	1.83	1.80	–	–	–	10.67	20.29		84,324	1.77		1.77		(0.35)		23
Class C
Year ended 10/31/21	10.67	(0.18)	1.72	1.54	–	(0.40)	(0.40)	11.81	14.34		19,858	2.35		2.40		(1.42)		50
Year ended 10/31/20	10.02	(0.14)	0.79	0.65	–	–	–	10.67	6.49		20,337	2.44		2.44		(1.38)		67
Two months ended 10/31/19	9.49	(0.02)	0.55	0.53	–	–	–	10.02	5.58		26,427	2.44	(f)	2.44	(f)	(1.40	)(f)	20
Year ended 08/31/19	10.09	(0.09)	(0.51)	(0.60)	–	–	–	9.49	(5.95)		26,661	2.45		2.45		(1.01)		36
Year ended 08/31/18	10.42	(0.10)	(0.23)	(0.33)	–	–	–	10.09	(3.17)		38,156	2.46		2.46		(0.94)		24
Year ended 08/31/17	8.74	(0.10)	1.78	1.68	–	–	–	10.42	19.22		30,168	2.52		2.52		(1.11)		23
Class R
Year ended 10/31/21	11.01	(0.12)	1.76	1.64	–	(0.40)	(0.40)	12.25	14.82		8,126	1.85		1.90		(0.92)		50
Year ended 10/31/20	10.28	(0.09)	0.82	0.73	–	–	–	11.01	7.10		7,741	1.94		1.94		(0.88)		67
Two months ended 10/31/19	9.73	(0.01)	0.56	0.55	–	–	–	10.28	5.65		8,012	1.94	(f)	1.94	(f)	(0.90	)(f)	20
Year ended 08/31/19	10.29	(0.05)	(0.51)	(0.56)	–	–	–	9.73	(5.44)		7,516	1.95		1.95		(0.51)		36
Year ended 08/31/18	10.59	(0.05)	(0.24)	(0.29)	(0.01)	–	(0.01)	10.29	(2.77)		6,884	1.97		1.97		(0.45)		24
Year ended 08/31/17	8.83	(0.05)	1.81	1.76	–	–	–	10.59	19.93		3,606	2.03		2.03		(0.55)		23
Class Y
Year ended 10/31/21	11.32	(0.06)	1.81	1.75	–	(0.40)	(0.40)	12.67	15.40		193,558	1.35		1.40		(0.42)		50
Year ended 10/31/20	10.52	(0.04)	0.84	0.80	–	–	–	11.32	7.60		183,438	1.44		1.44		(0.38)		67
Two months ended 10/31/19	9.95	(0.01)	0.58	0.57	–	–	–	10.52	5.73		216,384	1.44	(f)	1.44	(f)	(0.40	)(f)	20
Year ended 08/31/19	10.47	(0.00)	(0.52)	(0.52)	–	–	–	9.95	(4.97)		212,530	1.46		1.46		(0.00)		36
Year ended 08/31/18	10.75	0.01	(0.25)	(0.24)	(0.04)	–	(0.04)	10.47	(2.23)		281,465	1.46		1.46		0.06		24
Year ended 08/31/17	8.92	(0.01)	1.84	1.83	–	–	–	10.75	20.52		193,261	1.52		1.52		(0.10)		23
Class R5
Year ended 10/31/21	11.23	(0.04)	1.79	1.75	–	(0.40)	(0.40)	12.58	15.52		13	1.26		1.26		(0.33)		50
Year ended 10/31/20	10.42	(0.02)	0.83	0.81	–	–	–	11.23	7.77		12	1.27		1.27		(0.21)		67
Two months ended 10/31/19	9.86	(0.00)	0.56	0.56	–	–	–	10.42	5.68		11	1.31	(f)	1.31	(f)	(0.26	)(f)	20
Period ended 08/31/19(g)	9.53	0.00	0.33	0.33	–	–	–	9.86	3.46		10	1.28	(f)	1.28	(f)	0.15	(f)	36
Class R6
Year ended 10/31/21	11.44	(0.04)	1.82	1.78	–	(0.40)	(0.40)	12.82	15.50		91,980	1.25		1.26		(0.32)		50
Year ended 10/31/20	10.61	(0.02)	0.85	0.83	–	–	–	11.44	7.82		134,269	1.25		1.26		(0.19)		67
Two months ended 10/31/19	10.04	(0.00)	0.57	0.57	–	–	–	10.61	5.68		292,944	1.27	(f)	1.27	(f)	(0.22	)(f)	20
Year ended 08/31/19	10.54	0.02	(0.52)	(0.50)	–	–	–	10.04	(4.74)		278,033	1.27		1.27		0.18		36
Year ended 08/31/18	10.82	0.03	(0.25)	(0.22)	(0.06)	–	(0.06)	10.54	(2.06)		105,736	1.29		1.29		0.26		24
Year ended 08/31/17	8.96	0.03	1.83	1.86	–	–	–	10.82	20.89		23,879	1.32		1.32		0.30		23

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.01% for the two months ended October 31, 2019 and the years ended August 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31, 2021 and 2020.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets Innovators Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Innovators Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

14	Invesco Emerging Markets Innovators Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks – Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of

15	Invesco Emerging Markets Innovators Fund

taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.
L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $500 million	1.150%
Next $500 million	1.100%
Next $4 billion	1.050%
Over $5 billion	1.000%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 1.14%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25%, and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.70%, 2.46%, 1.98%, 1.45%, 1.30% and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $12,165 and reimbursed class level expenses of $58,993, $11,765, $4,707, $122,655, $0 and $12,281 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $25,487 in front-end sales commissions from the sale of Class A shares and $1,114 and $1,085 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

16	Invesco Emerging Markets Innovators Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities

Brazil	$29,016,163	$–	$–	$29,016,163
Chile	7,394,651	–	–	7,394,651
China	61,441,103	77,429,821	–	138,870,924
Egypt	–	5,922,054	–	5,922,054
Hong Kong	–	2,321,937	–	2,321,937
India	–	55,008,090	9,169,499	64,177,589
Indonesia	–	30,079,235	–	30,079,235
Mexico	35,730,354	–	–	35,730,354
Nigeria	2,237,104	–	–	2,237,104
Peru	4,882,299	–	–	4,882,299
Philippines	–	11,444,537	–	11,444,537
Poland	–	12,262,645	–	12,262,645
Russia	43,389,992	8,003,930	–	51,393,922
South Korea	–	12,423,968	–	12,423,968
Taiwan	–	18,726,275	–	18,726,275
Turkey	–	5,328,620	–	5,328,620
United States	3,402,565	–	–	3,402,565
Money Market Funds	14,726,760	–	–	14,726,760

Total Investments	$202,220,991	$238,951,112	$9,169,499	$450,341,602

	Value 10/31/20	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Value 10/31/21
Preferred Stocks	$–	$9,169,499	$–	$–	$–	$–	$–	$–	$9,169,499
Common Stocks & Other Equity Interests	3	–	0	–	(5,072,511)	5,072,508	–	–	0
Total	$3	$9,169,499	$0	$–	$(5,072,511)	$5,072,508	$–	$–	$9,169,499

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 10/31/21	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used Inputs
Le Travenues Technology Pte. Ltd.	$9,169,499	Cost	Original Purchase Price	N/A	N/A	(a)

(a)

The Fund fair values certain private placement securities at the original purchase price or “cost”. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$10,722

17	Invesco Emerging Markets Innovators Fund

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$272,811

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $682.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020
Long-term capital gain	$14,841,556	$–

Tax Components of Net Assets at Period-End:

2021

Undistributed long-term capital gain	$41,510,935

Net unrealized appreciation – investments	86,498,054

Net unrealized appreciation (depreciation) – foreign currencies	(1,902,431)

Temporary book/tax differences	(11,392)

Late-Year ordinary loss deferral	(2,090,815)

Shares of beneficial interest	326,168,892

Total net assets	$450,173,243

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $237,344,771 and $281,364,549, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$135,652,961

Aggregate unrealized (depreciation) of investments	(49,154,907)

Net unrealized appreciation of investments	$86,498,054

Cost of investments for tax purposes is $363,843,548.

18	Invesco Emerging Markets Innovators Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating loss, on October 31, 2021, undistributed net investment income (loss) was increased by $2,628,063, undistributed net realized gain was decreased by $3,196,508 and shares of beneficial interest was increased by $568,445. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	6,255,457	$80,659,716	1,163,951	$12,282,570

Class C	321,067	4,060,781	249,099	2,499,377

Class R	133,649	1,731,723	179,806	1,852,616

Class Y	2,609,368	34,702,024	2,954,466	29,867,919

Class R6	1,363,252	18,353,203	1,332,978	13,420,353

Issued as reinvestment of dividends:
Class A	183,162	2,322,499	-	-

Class C	58,673	709,352	-	-

Class R	21,782	272,050	-	-

Class Y	447,254	5,751,687	-	-

Class R6	243,443	3,167,195	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	188,539	2,464,557	56,873	576,910

Class C	(198,024)	(2,464,557)	(59,311)	(576,910)

Reacquired:
Class A	(2,018,986)	(26,434,005)	(2,926,973)	(30,239,707)

Class C	(405,511)	(5,059,541)	(921,782)	(9,037,410)

Class R	(195,301)	(2,524,988)	(255,899)	(2,644,503)

Class Y	(3,990,225)	(51,930,525)	(7,316,804)	(69,789,157)

Class R6	(6,171,816)	(82,371,364)	(17,194,088)	(194,865,683)

Net increase (decrease) in share activity	(1,154,217)	$(16,590,193)	(22,737,684)	$(246,653,625)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Emerging Markets Innovators Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Innovators Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Innovators Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended October 31, 2021, the two months ended October 31, 2019, and the year ended August 31, 2019 for Class A,Class C, Class R, Class Y and Class R6.
For each of the two years in the period ended October 31, 2021, the two months ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through August 31, 2019 for Class R5.

The financial statements of Oppenheimer Emerging Markets Innovators Fund (subsequently renamed Invesco Emerging Markets Innovators Fund) as of and for the year ended August 31, 2018 and the financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, brokers and portfolio company investees; when replies were not received from brokers or portfolio company investees, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Emerging Markets Innovators Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$944.00	$7.35	$1,017.64	$7.63	1.50%
Class C	1,000.00	940.20	11.15	1,013.71	11.57	2.28
Class R	1,000.00	942.30	8.71	1,016.23	9.05	1.78
Class Y	1,000.00	944.80	6.27	1,018.75	6.51	1.28
Class R5	1,000.00	945.10	6.18	1,018.85	6.41	1.26
Class R6	1,000.00	944.70	6.18	1,018.85	6.41	1.26

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Emerging Markets Innovators Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Innovators Fund’s (formerly, Invesco Oppenheimer Emerging Markets Innovators Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

     As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Mid Cap Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period, and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that stock selection in and underweight or lack of exposure to certain sectors detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.

22	Invesco Emerging Markets Innovators Fund

The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees and total expense ratio were in the fifth quintile of its expense group. The Board discussed with management reasons for such relative actual and contractual management fees and total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Emerging Markets Innovators Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$18,338,556
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Emerging Markets Innovators Fund

Trustees and Officers

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Emerging Markets Innovators Fund

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Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

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    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-EMI-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Emerging Markets Local Debt Fund

Nasdaq:

A: OEMAX ∎ C: OEMCX ∎ R: OEMNX ∎ Y: OEMYX ∎ R5: EMLDX ∎ R6: OEMIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Fund Expenses

31	Approval of Investment Advisory and Sub-Advisory Contracts

33	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Emerging Markets Local Debt Fund (the Fund), at net asset value (NAV), underperformed the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.81%

Class C Shares	-2.62

Class R Shares	-2.12

Class Y Shares	-1.75

Class R5 Shares	-1.54

Class R6 Shares	-1.50

JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼	0.84

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended October 31, 2021, global fixed income markets were characterized by volatility as investors grappled with pivots in central bank communications (particularly from the US Federal Reserve (the Fed), which drives markets globally), anticipated growth projections and inflation concerns on the back of extraordinary monetary and fiscal support globally.

Positive news on coronavirus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns towards the end of 2020 on political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections globally. Despite uncertainty leading up to the 2020 US presidential election, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases.

In the first quarter of 2021, US bond yields rose sharply due to an improving economic outlook and concerns about rising inflation. The ability to control COVID-19 continued to be a major determining factor in the growth of economies. Following the swift approval of several COVID-19 vaccines for public distribution, countries rolled out vaccine programs with varying degrees of success. Amid a relatively slow vaccine rollout, the Eurozone experienced a resurgence in COVID-19 infections and reestablished various lockdown measures, which put pressure on the region’s nascent economic recovery. Meanwhile, the US benefited from an expedited vaccine rollout and passage of a $1.9 trillion fiscal stimulus package, further boosting its economic recovery. As growth rebounded, concerns about rising inflation returned and investors reconsidered implications for US monetary policy, triggering a repricing of US interest rates and a subsequent sell off in global fixed income markets. The US dollar ended the quarter up 3.7%.

Nevertheless, central banks across developed countries affirmed their commitment to maintain accommodative monetary policies in support of economic recovery. The Fed reiterated its commitment to maintain the federal funds rate at ultra-low levels given its new policy framework of targeting average inflation. The European Central Bank maintained its main stimulus measures and accelerated its bond buying program to counter the Euro-zone’s rising borrowing costs. While most central banks across emerging market (EM) economies left policy rates unchanged, central banks in Brazil and Russia began to tighten monetary policy.

In the second quarter of 2021, the Fed’s commentary was the primary influence on global fixed income markets. In early April, the Fed reiterated its average inflation targeting framework and its intent to be patient in reducing accommodative policies. This quelled investor concerns that arose in the first quarter and spurred solid performance across interest rates, currency and corporate credit for much of the second quarter. Nevertheless, the market was spooked again in June when Fed comments in the face of economic growth and rising inflation were interpreted to suggest earlier policy tightening than investors anticipated. This perceived “hawkish pivot” drove down Treasury yields as investors questioned the Fed’s ability to avoid a policy error. Volatility rippled outward, roiling global markets and amplifying inflationary pressures in emerging markets, where several central banks (Russia, Brazil, Mexico) tightened monetary policy. After falling in April and May, the US dollar strengthened in the second half of June to end the quarter down only slightly.

In the third quarter of 2021, investor anxiety increased due to concerns about growth prospects, inflation and the Fed’s slightly less accommodative tone, all of which combined to drive volatility in global fixed income markets and push the 10-year US Treasury yield higher. The Delta variant spurred escalating COVID-19 cases globally and subdued optimism for reopening plans (and ultimately growth prospects). Meanwhile, supply chain issues proved more extensive and enduring, which led to elevated inflation data. The Fed anticipated these issues were transitory and driven by COVID-19 disruptions but suggested that tapering its $120 billion in monthly asset purchases could begin earlier than expected. This accelerated the anticipated time frame for future rate hikes. Emerging market central banks generally continued (Russia, Brazil, Mexico) or accelerated (Chile, Czech Republic, Peru) their monetary policy tightening, while China issued an array of new regulations. The US dollar was flat in July, drifted higher in August and rose in September, ending the quarter more than 2% higher.

Over the fiscal year, exposures in Egypt, the Czech Republic and Poland contributed the most to the Fund’s relative performance compared to the JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified Index, while exposures in Russia, Colombia and Mexico detracted the most. Specific contributors to relative Fund performance included interest rate positioning in Egypt and Poland and positioning in the Chinese Renminbi. Conversely, interest rate positioning in Russia and Mexico and positioning in the South African Rand detracted from relative Fund performance.

Global fixed income markets have remained volatile this fiscal year as investors have continued to recalibrate growth prospects amidst uneven country by country reopening plans and their implications for inflation expectations and subsequent central bank monetary policy actions, particularly by the Fed. In each quarter of 2021, pivots in the Fed commentary and perceptions have led to market pricing in earlier policy tightening than investors anticipated, triggering a repricing in interest rate markets, especially in emerging markets.

Many EM central banks preempted the Fed’s anticipated tapering by responding to higher domestic inflation prints, not having the luxury of seeing through temporary inflation the way the Fed does. However, we expect those inflation prints to be relatively transitory, and, in fact, expect inflation to be materially lower in EMs next year as compared to now.

With COVID-19 slowly fading and economic activity robust, price pressures and, perhaps more importantly, inflation expectations have become pressure points for rates markets globally. Beyond the US, we are starting to see other developed market (DM) central banks indicate a gradual unwinding of their extraordinary monetary stimulus implemented over the last 18 months.

2	Invesco Emerging Markets Local Debt Fund

Yet the policy rate gap between EMs and DMs continues to grow in nominal terms, and we expect this to translate into a significant differential in relative real interest rates in 2022, as inflation ebbs in various EMs. We believe that we are most likely at or maybe even past peak acceleration in EM rate hikes. While we expect some further pressures over the next few quarters, we do believe it will be more gradual as the early hikers are nearing the end of the current cycle, the new hikers will most likely be gradual and only a few with high negative real rates may accelerate over the next few months. As a result, we believe emerging market rates are at quite attractive levels outright and especially when compared to US interest rates and believe this area of the market offers a compelling opportunity.

That being said, the larger relative opportunity remains on the currency side, in our view, as the probability of continued US dollar strength ebbs. Higher interest rate expectations have buoyed the US dollar recently, but we believe the factors that have contributed to US dollar strength are now behind us, and high US twin deficits will ultimately weigh on the dollar. While conditions in the US will continue to have an outsized effect on the rest of the world, we expect global growth will remain resilient and continue to find attractive yields in emerging markets. In this regard, we believe the opportunity remains quite favorable, and the Fund is well positioned to capitalize.

Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

Thank you for investing in Invesco Emerging Markets Local Debt Fund.

Portfolio manager(s):

Hemant Baijal

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Emerging Markets Local Debt Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Emerging Markets Local Debt Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges
Class A Shares

Inception (6/30/10)	1.16%

10 Years	0.39

5 Years	0.73

1 Year	-5.99

Class C Shares

Inception (6/30/10)	0.99%

10 Years	0.20

5 Years	0.77

1 Year	-3.56

Class R Shares

Inception (6/30/10)	1.25%

10 Years	0.53

5 Years	1.27

1 Year	-2.12

Class Y Shares

Inception (6/30/10)	1.81%

10 Years	1.10

5 Years	1.83

1 Year	-1.75

Class R5 Shares

10 Years	0.89%

5 Years	1.74

1 Year	-1.54

Class R6 Shares

Inception (9/28/12)	0.27%

5 Years	1.96

1 Year	-1.50

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Emerging Markets Local Debt Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Emerging Markets Local Debt Fund. Note: The Fund was subsequently renamed the Invesco Emerging Markets Local Debt Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Emerging Markets Local Debt Fund

Supplemental Information

Invesco Emerging Markets Local Debt Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Emerging Markets Local Debt Fund

Fund Information
Portfolio Composition

By sector		% of total net assets
Sovereign Debt		73.73%
Health Care		6.59
Financials		2.96
Energy		2.29
Other Sectors, Each Less than 2% of Net Assets		1.84
Money Market Funds Plus Other Assets Less Liabilities		12.59

Top Five Debt Issuers*
		% of total net assets
1.	Republic of South Africa Government Bond	13.35%
2.	Indonesia Treasury Bond	11.09
3.	Malaysia Government Bond	8.11
4.	China Development Bank	6.59
5.	Mexican Bonos	6.51

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2021

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–87.27%(a)
Brazil–3.41%
Brazil Notas do Tesouro Nacional,
Series B, 6.00%, 05/15/2055	BRL	800,000	$563,660
Series F, 10.00%, 01/01/2029	BRL	27,000,000	4,332,706
			4,896,366

Chile–2.90%
Bonos de la Tesoreria de la Republica, 1.30%, 03/01/2023	CLP	813,211,850	1,020,788
Bonos de la Tesoreria de la Republica en pesos,
2.50%, 03/01/2025	CLP	1,000,000,000	1,121,512
4.50%, 03/01/2026	CLP	1,700,000,000	2,010,639
			4,152,939

China–7.82%
China Development Bank,
Series 2103, 3.30%, 03/03/2026	CNY	40,000,000	6,308,752
Series 2107, 3.00%, 06/17/2024	CNY	20,000,000	3,138,109
China Government Bond, 3.72%, 04/12/2051	CNY	6,000,000	974,427
Export-Import Bank of China (The), Series 2105, 3.22%, 05/14/2026	CNY	5,000,000	783,023
			11,204,311

Colombia–4.79%
Colombian TES, Series B, 5.75%, 11/03/2027	COP	21,500,000,000	5,244,665
PA Autopista Rio Magdalena, 6.05%, 06/15/2036(b)	COP	6,500,000,000	1,623,561
			6,868,226

Czech Republic–2.96%
Czech Republic Government Bond,
Series 49, 4.20%, 12/04/2036(b)	CZK	13,300,000	712,042
Series 95, 1.00%, 06/26/2026(b)	CZK	85,000,000	3,530,740
			4,242,782

Egypt–4.12%
Egypt Government Bond,
14.20%, 07/07/2023	EGP	16,000,000	1,021,612
14.31%, 10/13/2023	EGP	24,000,000	1,535,591
14.48%, 04/06/2026	EGP	52,000,000	3,346,310
			5,903,513

India–1.68%
India Government Bond, 7.27%, 04/08/2026	INR	170,000,000	2,404,207

	Principal Amount		Value
Indonesia–11.09%
Indonesia Treasury Bond,
6.38%, 04/15/2032	IDR	35,400,000,000	$2,562,393
Series FR59, 7.00%, 05/15/2027	IDR	67,000,000,000	5,071,995
Series FR64, 6.13%, 05/15/2028	IDR	70,000,000,000	5,059,467
Series FR71, 9.00%, 03/15/2029	IDR	30,000,000,000	2,479,619
Series FR87, 6.50%, 02/15/2031	IDR	10,000,000,000	723,487
			15,896,961

Malaysia–8.11%
Malaysia Government Bond,
3.76%, 05/22/2040	MYR	5,500,000	1,251,201
Series 115, 3.96%, 09/15/2025	MYR	22,000,000	5,498,506
Series 120, 4.07%, 06/15/2050	MYR	5,000,000	1,146,624
Series 513, 3.73%, 06/15/2028	MYR	15,200,000	3,732,618
			11,628,949

Mexico–8.87%
Mexican Bonos,
Series M, 5.75%, 03/05/2026	MXN	60,000,000	2,754,225
Series M, 7.75%, 11/13/2042	MXN	44,000,000	2,101,211
Series M 20, 8.50%, 05/31/2029	MXN	45,000,000	2,318,189
Series M 30, 8.50%, 11/18/2038	MXN	42,000,000	2,156,438
Petroleos Mexicanos,
7.19%, 09/12/2024(b)	MXN	38,000,000	1,764,840
Series 2011-3, 7.65%, 11/24/2021	MXN	16,000,000	779,289
Series 2013-2, 7.19%, 09/12/2024	MXN	16,000,000	743,091
Red de Carreteras de Occidente S.A.B. de C.V., 9.00%, 06/10/2028(b)	MXN	2,024,000	100,637
			12,717,920

Peru–3.96%
Peru Government Bond,
5.94%, 02/12/2029	PEN	8,000,000	2,075,741
6.15%, 08/12/2032	PEN	10,000,000	2,542,200
Peruvian Government International Bond, 6.35%, 08/12/2028(b)	PEN	4,000,000	1,064,197
			5,682,138

Poland–1.41%
Republic of Poland Government Bond, Series 1029, 2.75%, 10/25/2029	PLN	8,000,000	2,023,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets Local Debt Fund

	Principal Amount		Value
Romania–1.15%
Romania Government Bond, 4.50%, 06/17/2024	RON	7,000,000	$1,652,377

Russia–3.32%
Russian Federal Bond - OFZ, 6.00%, 10/06/2027	RUB	375,000,000	4,762,730

South Africa–13.87%
Eskom Holdings SOC Ltd., Series ES23, 10.00%, 01/25/2023	ZAR	11,000,000	745,978
Republic of South Africa Government Bond,
6.25%, 03/31/2036	ZAR	65,000,000	2,926,104
Series 2037, 8.50%, 01/31/2037	ZAR	175,000,000	9,546,236
Series 2040, 9.00%, 01/31/2040	ZAR	55,000,000	3,071,140
Series R186, 10.50%, 12/21/2026	ZAR	50,000,000	3,589,198
			19,878,656

South Korea–1.26%
Export-Import Bank of Korea, 8.00%, 05/15/2024(b)	IDR	24,000,000,000	1,806,416

Supranational–1.13%
European Bank for Reconstruction & Development, 4.60%, 12/09/2025	IDR	10,000,000,000	692,642
International Bank for Reconstruction & Development, 4.60%, 02/09/2026	IDR	10,000,000,000	697,088
International Finance Corp., 0.00%, 02/15/2029(b)(c)	TRY	7,300,000	235,331
			1,625,061

Investment Abbreviations:
BRL	– Brazilian Real
CLP	– Chile Peso
CNY	– Chinese Yuan Renminbi
COP	– Colombia Peso
CZK	– Czech Koruna
EGP	– Egypt Pound
IDR	– Indonesian Rupiah
INR	– Indian Rupee
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Sol
PLN	– Polish Zloty
RON	– Romania New Leu
RUB	– Russian Ruble
THB	– Thai Baht
TRY	– Turkish Lira
ZAR	– South African Rand

	Principal Amount		Value
Thailand–3.86%
Thailand Government Bond,
2.88%, 12/17/2028	THB	35,000,000	$1,145,868
3.78%, 06/25/2032	THB	50,000,000	1,754,865
3.30%, 06/17/2038	THB	80,000,000	2,630,071
			5,530,804

Turkey–1.56%
Turkey Government Bond, 12.20%, 01/18/2023	TRY	22,690,000	2,235,015
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $132,966,209)			125,112,406

		Shares

Money Market Funds–11.37%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)		5,607,012	5,607,012
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)		4,279,115	4,280,399
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)		6,408,013	6,408,013
Total Money Market Funds (Cost $16,295,511)			16,295,424

Options Purchased–0.05%
(Cost $140,271)(f)			78,471
TOTAL INVESTMENTS IN SECURITIES–98.69% (Cost $149,401,991)			141,486,301
OTHER ASSETS LESS LIABILITIES–1.31%			1,876,038
NET ASSETS–100.00%			$143,362,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets Local Debt Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $10,837,764, which represented 7.56% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,524,345	$49,960,999	$(46,878,332)	$ -	$-	$5,607,012	$801
Invesco Liquid Assets Portfolio, Institutional Class	1,802,774	35,686,427	(33,208,568)	88	(322)	4,280,399	519
Invesco Treasury Portfolio, Institutional Class	2,884,965	57,098,283	(53,575,235)	-	-	6,408,013	351
Total	$7,212,084	$142,745,709	$(133,662,135)	$88	$(322)	$16,295,424	$1,671

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The table below details options purchased.

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value	Value
Currency Risk
USD versus CNH	Call	Morgan Stanley and Co. International PLC	11/10/2021	CNH	6.65	USD 4,000,000	$24
USD versus CNH	Call	Standard Chartered Bank PLC	04/13/2022	CNH	6.72	USD 6,250,000	24,963
USD versus THB	Call	J.P. Morgan Chase Bank, N.A.	11/05/2021	THB	34.15	USD 5,000,000	745
Subtotal – Foreign Currency Call Options Purchased							25,732
Currency Risk
USD versus INR	Put	Merrill Lynch International	02/03/2022	INR	75.00	USD 3,250,000	19,464
USD versus RUB	Put	J.P. Morgan Chase Bank, N.A.	02/28/2022	RUB	69.13	USD 5,000,000	33,275
Subtotal – Foreign Currency Put Options Purchased							52,739
Total Foreign Currency Options Purchased							$78,471

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $ 1,859,000.

Open Over-The-Counter Foreign Currency Options Written(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
EUR versus PLN	Call	Morgan Stanley and Co. International PLC	12/03/2021	PLN	4.62	EUR	2,500,000	$(21,363)
USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	12/14/2021	BRL	5.53	USD	1,500,000	(57,414)
USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	01/12/2022	BRL	5.95	USD	4,500,000	(77,387)
USD versus BRL	Call	Morgan Stanley and Co. International PLC	12/02/2021	BRL	5.74	USD	4,000,000	(60,424)
USD versus CLP	Call	Morgan Stanley and Co. International PLC	11/04/2021	CLP	803.00	USD	5,000,000	(81,695)
USD versus COP	Call	Morgan Stanley and Co. International PLC	12/10/2021	COP	3,900.00	USD	6,500,000	(38,532)
USD versus CZK	Call	Merrill Lynch International	11/12/2021	CZK	21.91	USD	5,300,000	(82,712)
USD versus INR	Call	Merrill Lynch International	02/03/2022	INR	77.35	USD	3,250,000	(15,460)
USD versus MXN	Call	Bank of America, N.A.	11/04/2021	MXN	20.63	USD	5,200,000	(23,852)
USD versus MXN	Call	Goldman Sachs International	01/27/2022	MXN	21.31	USD	2,700,000	(33,958)
USD versus MXN	Call	J.P. Morgan Chase Bank, N.A.	12/22/2021	MXN	21.14	USD	5,400,000	(46,926)
USD versus RUB	Call	J.P. Morgan Chase Bank, N.A.	11/05/2021	RUB	75.88	USD	6,500,000	(305)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Local Debt Fund

Open Over-The-Counter Foreign Currency Options Written(a) –(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
USD versus RUB	Call	J.P. Morgan Chase Bank, N.A.	05/03/2022	RUB	78.30	USD	2,500,000	$(36,000)
USD versus ZAR	Call	J.P. Morgan Chase Bank, N.A.	12/02/2021	ZAR	15.92	USD	5,300,000	(38,923)
Subtotal – Foreign Currency Call Options Written								(614,951)
Currency Risk
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	01/12/2022	BRL	5.24	USD	4,500,000	(21,204)
USD versus BRL	Put	Morgan Stanley and Co. International PLC	12/02/2021	BRL	5.19	USD	4,000,000	(3,688)
USD versus CLP	Put	Morgan Stanley and Co. International PLC	11/04/2021	CLP	793.00	USD	2,500,000	(845)
USD versus CNH	Put	Morgan Stanley and Co. International PLC	11/10/2021	CNH	6.44	USD	4,000,000	(18,848)
USD versus COP	Put	Morgan Stanley and Co. International PLC	12/10/2021	COP	3,615.00	USD	3,900,000	(8,201)
USD versus CZK	Put	Merrill Lynch International	11/12/2021	CZK	21.71	USD	5,300,000	(3,440)
USD versus INR	Put	Merrill Lynch International	02/03/2022	INR	73.30	USD	3,250,000	(4,485)
USD versus MXN	Put	Goldman Sachs International	01/27/2022	MXN	19.91	USD	2,700,000	(8,632)
USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	12/22/2021	MXN	19.72	USD	5,400,000	(5,546)
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	12/02/2021	ZAR	14.57	USD	2,650,000	(7,444)
Subtotal – Foreign Currency Put Options Written								(82,333)
Total – Foreign Currency Options Written								$(697,284)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,859,000.

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 10 Year Notes	91	December-2021	$(11,893,984)	$146,184	$146,184

(a)	Futures contracts collateralized by $127,400 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
12/15/2021	Bank of America, N.A.	HUF	108,690,000	USD	356,113	$7,555
12/15/2021	Bank of America, N.A.	MXN	14,709,200	USD	729,264	19,469
12/15/2021	Barclays Bank PLC	USD	6,953,888	RUB	515,519,546	250,466
12/15/2021	Citibank, N.A.	CLP	1,043,345,000	USD	1,311,889	35,528
12/15/2021	Citibank, N.A.	PLN	3,130,000	USD	800,500	16,700
11/03/2021	Goldman Sachs International	BRL	37,646,880	USD	6,744,420	73,936
12/15/2021	Goldman Sachs International	CLP	93,390,000	USD	114,779	532
12/15/2021	Goldman Sachs International	COP	751,330,000	USD	199,281	347
12/15/2021	Goldman Sachs International	KRW	208,680,000	USD	178,234	762
12/15/2021	Goldman Sachs International	USD	224,867	CNY	1,460,000	2,130
12/15/2021	Goldman Sachs International	USD	108,877	COP	411,220,000	4
12/15/2021	Goldman Sachs International	USD	3,054,502	RUB	225,590,000	98,104
12/15/2021	Goldman Sachs International	ZAR	83,524,000	USD	5,837,573	398,700
11/03/2021	J.P. Morgan Chase Bank, N.A.	BRL	42,550,000	USD	7,555,253	16,006
12/06/2021	J.P. Morgan Chase Bank, N.A.	ZAR	8,042,697	USD	530,000	5,664
12/15/2021	J.P. Morgan Chase Bank, N.A.	CNY	1,820,000	USD	283,936	968
12/15/2021	J.P. Morgan Chase Bank, N.A.	CZK	54,250,000	USD	2,469,274	30,042
12/15/2021	J.P. Morgan Chase Bank, N.A.	EUR	720,000	USD	835,481	2,299
12/15/2021	J.P. Morgan Chase Bank, N.A.	HUF	32,260,000	USD	103,530	75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
12/15/2021	J.P. Morgan Chase Bank, N.A.	IDR	14,583,310,000	USD	1,023,790	$3,229
12/15/2021	J.P. Morgan Chase Bank, N.A.	INR	58,920,000	USD	798,818	16,925
12/15/2021	J.P. Morgan Chase Bank, N.A.	MXN	72,345,000	USD	3,577,901	86,882
12/15/2021	J.P. Morgan Chase Bank, N.A.	PLN	8,570,000	USD	2,164,918	18,862
12/15/2021	J.P. Morgan Chase Bank, N.A.	THB	22,770,000	USD	690,830	4,836
12/15/2021	J.P. Morgan Chase Bank, N.A.	TRY	27,733,725	USD	3,134,923	310,391
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	8,492,060	CNY	55,010,030	60,732
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	173,367	INR	13,140,000	1,006
12/15/2021	J.P. Morgan Chase Bank, N.A.	ZAR	105,267,590	USD	7,234,904	380,143
03/01/2022	J.P. Morgan Chase Bank, N.A.	RUB	99,617,650	USD	1,375,000	5,398
11/03/2021	Morgan Stanley and Co. International PLC	BRL	26,541,524	USD	4,757,239	54,463
11/12/2021	Morgan Stanley and Co. International PLC	USD	1,750,000	CNY	11,434,325	32,868
12/06/2021	Morgan Stanley and Co. International PLC	BRL	713,375	USD	130,000	4,443
12/15/2021	Morgan Stanley and Co. International PLC	CLP	2,603,270,000	USD	3,189,696	5,024
12/15/2021	Morgan Stanley and Co. International PLC	MXN	54,672,998	USD	2,708,528	70,274
12/15/2021	Morgan Stanley and Co. International PLC	PLN	750,000	USD	188,582	771
12/15/2021	Morgan Stanley and Co. International PLC	USD	758,337	CNY	4,912,100	5,381
12/15/2021	Morgan Stanley and Co. International PLC	USD	2,474,088	COP	9,524,000,000	47,630
12/15/2021	Morgan Stanley and Co. International PLC	USD	110,889	RUB	8,160,000	3,147
12/15/2021	Standard Chartered Bank PLC	MYR	1,060,000	USD	255,329	161
12/15/2021	Standard Chartered Bank PLC	PEN	3,770,000	USD	953,055	9,794
12/15/2021	Standard Chartered Bank PLC	RUB	41,760,000	USD	592,139	8,545
12/15/2021	Standard Chartered Bank PLC	THB	5,075,000	USD	155,294	2,399
12/15/2021	Standard Chartered Bank PLC	USD	1,081,246	IDR	15,584,000,000	9,345
12/15/2021	Standard Chartered Bank PLC	USD	1,174,691	MYR	4,885,000	1,249
12/15/2021	Standard Chartered Bank PLC	USD	333,283	THB	11,090,000	827
04/19/2022	Standard Chartered Bank PLC	USD	1,100,000	CNY	7,207,090	9,136
Subtotal–Appreciation						2,113,148

Currency Risk
12/15/2021	Bank of America, N.A.	HUF	47,880,000	USD	151,327	(2,219)
12/15/2021	Bank of America, N.A.	MXN	2,226,200	USD	107,158	(268)
12/15/2021	Bank of America, N.A.	USD	2,082,862	HUF	618,110,000	(100,642)
12/15/2021	Bank of America, N.A.	USD	1,582,197	KRW	1,853,860,000	(5,581)
12/15/2021	Bank of America, N.A.	USD	838,718	MXN	16,935,400	(21,498)
12/15/2021	Barclays Bank PLC	RUB	48,750,000	USD	657,593	(23,685)
12/15/2021	Citibank, N.A.	CLP	57,070,000	USD	68,419	(1,396)
12/15/2021	Citibank, N.A.	COP	1,318,970,000	USD	341,974	(7,256)
12/15/2021	Citibank, N.A.	IDR	4,402,120,000	USD	306,997	(1,070)
12/15/2021	Citibank, N.A.	USD	499,382	COP	1,870,210,000	(4,197)
12/15/2021	Citibank, N.A.	USD	816,101	PLN	3,130,000	(32,302)
11/03/2021	Goldman Sachs International	USD	6,790,770	BRL	37,646,879	(120,286)
12/15/2021	Goldman Sachs International	CNY	11,270,000	USD	1,734,353	(17,872)
12/15/2021	Goldman Sachs International	KRW	1,853,860,000	USD	1,558,651	(17,965)
12/15/2021	Goldman Sachs International	RUB	20,210,000	USD	272,918	(9,515)
12/15/2021	Goldman Sachs International	USD	263,527	CNY	1,690,000	(771)
12/15/2021	Goldman Sachs International	USD	535,964	INR	39,790,000	(7,934)
12/15/2021	Goldman Sachs International	USD	1,531,266	RUB	108,338,490	(17,242)
01/31/2022	Goldman Sachs International	USD	240,000	MXN	4,923,600	(4,198)
02/07/2022	Goldman Sachs International	RUB	86,443,000	USD	1,165,000	(29,427)
02/07/2022	Goldman Sachs International	USD	1,165,000	EUR	1,000,000	(6,203)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
11/03/2021	J.P. Morgan Chase Bank, N.A.	USD	7,607,462	BRL	42,550,000	$(68,214)
11/08/2021	J.P. Morgan Chase Bank, N.A.	RUB	73,517,000	USD	1,000,000	(35,601)
11/16/2021	J.P. Morgan Chase Bank, N.A.	USD	1,400,000	ZAR	20,145,160	(83,325)
12/02/2021	J.P. Morgan Chase Bank, N.A.	USD	1,090,925	BRL	6,155,000	(6,654)
12/15/2021	J.P. Morgan Chase Bank, N.A.	CNY	23,540,000	USD	3,633,111	(26,817)
12/15/2021	J.P. Morgan Chase Bank, N.A.	CZK	16,350,000	USD	734,436	(706)
12/15/2021	J.P. Morgan Chase Bank, N.A.	MXN	10,798,800	USD	520,185	(913)
12/15/2021	J.P. Morgan Chase Bank, N.A.	RON	7,030,000	USD	1,634,390	(2,915)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	3,111,845	CZK	67,014,700	(98,676)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	876,765	EUR	740,000	(20,439)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	4,194,144	HUF	1,244,524,200	(203,074)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	215,283	IDR	3,055,940,000	(1,424)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	4,069,381	MXN	83,143,800	(57,266)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	14,091,075	PLN	54,079,010	(548,885)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	1,385,146	RON	5,815,000	(30,818)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	1,188,293	RUB	84,250,000	(10,905)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	8,941,464	THB	292,411,809	(131,940)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	299,616	TRY	2,750,000	(19,543)
12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	2,220,168	ZAR	33,505,000	(38,407)
12/24/2021	J.P. Morgan Chase Bank, N.A.	USD	500,000	MXN	10,168,000	(10,026)
11/03/2021	Morgan Stanley and Co. International PLC	USD	4,703,443	BRL	26,541,524	(667)
11/08/2021	Morgan Stanley and Co. International PLC	COP	2,477,800,000	USD	650,000	(7,742)
11/08/2021	Morgan Stanley and Co. International PLC	USD	640,000	CLP	520,640,000	(354)
12/02/2021	Morgan Stanley and Co. International PLC	USD	3,005,700	BRL	16,861,524	(35,356)
12/15/2021	Morgan Stanley and Co. International PLC	CLP	871,530,000	USD	1,047,827	(18,346)
12/15/2021	Morgan Stanley and Co. International PLC	CNY	1,280,000	USD	197,402	(1,609)
12/15/2021	Morgan Stanley and Co. International PLC	COP	16,695,320,000	USD	4,340,195	(80,308)
12/15/2021	Morgan Stanley and Co. International PLC	IDR	80,756,594,700	USD	5,601,095	(50,368)
12/15/2021	Morgan Stanley and Co. International PLC	PEN	18,585,000	USD	4,507,788	(142,212)
12/15/2021	Morgan Stanley and Co. International PLC	RUB	54,847,500	USD	739,319	(27,171)
12/15/2021	Morgan Stanley and Co. International PLC	USD	1,905,485	MXN	39,041,200	(21,546)
12/15/2021	Morgan Stanley and Co. International PLC	USD	192,541	PLN	750,000	(4,730)
12/15/2021	Morgan Stanley and Co. International PLC	USD	1,433,128	RUB	100,645,000	(26,620)
12/15/2021	Standard Chartered Bank PLC	INR	15,500,000	USD	205,218	(474)
12/15/2021	Standard Chartered Bank PLC	MYR	16,959,100	USD	4,070,242	(12,231)
12/15/2021	Standard Chartered Bank PLC	RUB	140,470,000	USD	1,907,105	(55,955)
12/15/2021	Standard Chartered Bank PLC	USD	927,619	IDR	13,169,140,000	(6,024)
12/15/2021	Standard Chartered Bank PLC	USD	3,141,170	KRW	3,691,110,000	(2,064)
Subtotal–Depreciation						(2,321,852)
Total Forward Foreign Currency Contracts						$(208,704)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets Local Debt Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	6 Month WIBOR	Semi-Annually	2.77%	Annually	11/03/2031	PLN	5,900,000	$-	$-	$-
Receive	6 Month WIBOR	Semi-Annually	(2.41)	Annually	11/03/2023	PLN	26,700,000	-	-	-
Receive	6 Month THB	Semi-Annually	(1.35)	Semi-Annually	12/15/2026	THB	55,000,000	-	5,209	5,209
Receive	6 Month WIBOR	Semi-Annually	(2.54)	Annually	12/15/2024	PLN	10,300,000	-	9,427	9,427
Pay	3 Month JIBAR	Quarterly	(6.75)	Quarterly	02/15/2031	ZAR	4,700,000	-	21,343	21,343
Receive	3 Month JIBAR	Quarterly	(7.15)	Quarterly	02/24/2031	ZAR	7,600,000	47	21,486	21,439
Pay	3 Month CNRR007	Quarterly	2.85	Quarterly	12/04/2025	CNY	20,000,000	-	30,576	30,576
Pay	3 Month CNRR007	Quarterly	2.87	Quarterly	11/23/2025	CNY	20,000,000	-	33,301	33,301
Receive	6 Month CZK PRIBOR	Semi-Annually	(1.96)	Annually	08/16/2031	CZK	14,800,000	-	43,031	43,031
Receive	3 Month JIBAR	Quarterly	(6.56)	Quarterly	10/08/2026	ZAR	55,600,000	-	44,888	44,888
Receive	3 Month JIBAR	Quarterly	(7.33)	Quarterly	06/22/2031	ZAR	20,000,000	-	45,959	45,959
Receive	6 Month CZK PRIBOR	Semi-Annually	(2.05)	Annually	08/16/2023	CZK	68,625,000	-	56,425	56,425
Receive	6 Month CLICP	Semi-Annually	(4.40)	Semi-Annually	09/01/2031	CLP	562,500,000	-	64,077	64,077
Receive	6 Month CLICP	Semi-Annually	(3.03)	Semi-Annually	09/01/2023	CLP	2,500,000,000	-	117,751	117,751
Receive	3 Month JIBAR	Quarterly	(7.25)	Quarterly	07/16/2031	ZAR	53,500,000	-	145,011	145,011
Receive	28 Day MXN TIIE	28 Day	(7.07)	28 Day	12/12/2029	MXN	132,900,000	-	147,896	147,896
Receive	28 Day MXN TIIE	28 Day	(5.54)	28 Day	01/24/2031	MXN	26,000,000	-	179,677	179,677
Receive	28 Day MXN TIIE	28 Day	(5.45)	28 Day	12/05/2030	MXN	38,000,000	-	271,844	271,844
Subtotal – Appreciation								47	1,237,901	1,237,854
Interest Rate Risk
Pay	28 Day MXN TIIE	28 Day	4.67	28 Day	07/02/2024	MXN	90,100,000	-	(293,556)	(293,556)
Pay	28 Day MXN TIIE	28 Day	6.91	28 Day	12/16/2026	MXN	306,300,000	-	(191,202)	(191,202)
Pay	6 Month CLICP	Semi-Annually	3.82	Semi-Annually	09/01/2026	CLP	2,062,500,000	-	(170,958)	(170,958)
Pay	6 Month CZK PRIBOR	Semi-Annually	2.15	Annually	08/16/2026	CZK	56,575,000	-	(85,867)	(85,867)
Pay	3 Month JIBAR	Quarterly	7.48	Quarterly	02/15/2036	ZAR	7,500,000	-	(35,931)	(35,931)
Pay	28 Day MXN TIIE	28 Day	7.37	28 Day	03/05/2026	MXN	100,000,000	-	(25,874)	(25,874)
Pay	6 Month BUBOR	Semi-Annually	3.61	Annually	11/02/2026	HUF	550,000,000	-	(4,940)	(4,940)
Pay	6 Month WIBOR	Semi-Annually	2.79	Annually	12/15/2031	PLN	3,400,000	-	(1,155)	(1,155)
Subtotal – Depreciation								-	(809,483)	(809,483)
Total Centrally Cleared Interest Rate Swap Agreements								$47	$428,418	$428,371

(a)	Centrally cleared swap agreements collateralized by $878,883 cash held with Counterparties.

Open Over-The-Counter Interest Rate Swap Agreements(a)
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Standard Chartered Bank PLC	Receive	3 Month MYR KLIBOR	Quarterly	(2.13)%	Quarterly	08/04/2023	MYR	32,500,000	$-	$55,916	$55,916
Standard Chartered Bank PLC	Receive	3 Month MYR KLIBOR	Quarterly	(2.36)	Quarterly	10/21/2023	MYR	17,000,000	-	19,716	19,716
Subtotal–Appreciation									-	75,632	75,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Emerging Markets Local Debt Fund

Open Over–The–Counter Interest Rate Swap Agreements(a)–(continued)
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Goldman Sachs International	Pay	3 Month RUB MOSKP	Quarterly	8.54%	Annually	05/08/2024	RUB 485,000,000	$–	$(141,950)	$(141,950)
Citibank, N.A.	Pay	3 Month RUB MOSKP	Quarterly	8.32	Annually	05/30/2024	RUB 125,500,000	–	(43,975)	(43,975)
Goldman Sachs International	Pay	3 Month RUB MOSKP	Quarterly	7.53	Annually	07/21/2023	RUB 550,000,000	–	(250,228)	(250,228)
Goldman Sachs International	Pay	3 Month RUB MOSKP	Quarterly	7.34	Annually	07/26/2024	RUB 210,000,000	–	(144,498)	(144,498)
J.P. Morgan Chase Bank, N.A.	Pay	3 Month RUB MOSKP	Quarterly	7.11	Annually	07/26/2026	RUB 130,000,000	–	(127,685)	(127,685)
Goldman Sachs International	Pay	3 Month RUB MOSKP	Quarterly	7.10	Annually	08/17/2026	RUB 130,000,000	–	(128,162)	(128,162)
Goldman Sachs International	Pay	3 Month RUB MOSKP	Quarterly	7.09	Annually	08/17/2028	RUB 98,000,000	–	(117,054)	(117,054)
Subtotal-Depreciation								–	(953,552)	(953,552)
Total Over-The-Counter Interest Rate Swap Agreements								$–	$(877,920)	$(877,920)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Citibank, N.A. in the amount of $1,859,000.

Abbreviations:

BRL	–Brazilian Real
BUBOR	–Budapest Interbank Offered Rate
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNH	–Chinese Renminbi
CNRR007	–China 7–Day Reverse Repo Rate
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
KLIBOR	–Kuala Lumpur Interbank Offered Rate
KRW	–South Korean Won
MOSKP	–MosPrime Rate
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
PEN	–Peruvian Sol
PLN	–Polish Zloty
PRIBOR	–Prague Interbank Offerred Rate
RON	–Romania New Leu
RUB	–Russian Ruble
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TRY	–Turkish Lira
USD	–U.S. Dollar
WIBOR	–Warsaw Interbank Offered Rate
ZAR	–South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Emerging Markets Local Debt Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $133,106,480)	$125,190,877

Investments in affiliated money market funds, at value (Cost $16,295,511)	16,295,424

Other investments:
Variation margin receivable – futures contracts	80,046

Variation margin receivable–centrally cleared swap agreements	158,199

Swaps receivable – OTC	673,716

Unrealized appreciation on swap agreements – OTC	75,632

Unrealized appreciation on forward foreign currency contracts outstanding	2,113,148

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	127,400

Cash collateral – centrally cleared swap agreements	878,883

Cash collateral – OTC Derivatives	1,859,000

Cash	379,524

Foreign currencies, at value (Cost $900,504)	791,264

Receivable for:
Investments sold	20,505

Fund shares sold	124,583

Interest	2,641,047

Investment for trustee deferred compensation and retirement plans	26,302

Other assets	38,876

Total assets	151,474,426

Liabilities:
Other investments:
Options written, at value (premiums received $721,485)	697,284

Unrealized depreciation on forward foreign currency contracts outstanding	2,321,852

Swaps payable – OTC	247,663

Unrealized depreciation on swap agreements – OTC	953,552

Payable for:
Investments purchased	2,933,338

Dividends	213,402

Fund shares reacquired	293,015

Accrued foreign taxes	115,621

Accrued fees to affiliates	68,907

Accrued other operating expenses	241,151

Trustee deferred compensation and retirement plans	26,302

Total liabilities	8,112,087

Net assets applicable to shares outstanding	$143,362,339

Net assets consist of:
Shares of beneficial interest	$157,311,958

Distributable earnings (loss)	(13,949,619)

$143,362,339

Net Assets:
Class A	$36,825,628

Class C	$7,568,490

Class R	$1,854,017

Class Y	$92,706,134

Class R5	$9,307

Class R6	$4,398,763

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,967,751

Class C	1,226,555

Class R	300,459

Class Y	15,013,501

Class R5	1,508

Class R6	712,810

Class A:
Net asset value per share	$6.17

Maximum offering price per share (Net asset value of $6.17 ÷ 95.75%)	$6.44

Class C:
Net asset value and offering price per share	$6.17

Class R:
Net asset value and offering price per share	$6.17

Class Y:
Net asset value and offering price per share	$6.17

Class R5:
Net asset value and offering price per share	$6.17

Class R6:
Net asset value and offering price per share	$6.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Emerging Markets Local Debt Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:
Interest (net of foreign withholding taxes of $374,515)	$8,739,270

Dividends from affiliated money market funds	1,671

Total investment income	8,740,941

Expenses:
Advisory fees	1,068,805

Administrative services fees	21,968

Custodian fees	128,034

Distribution fees:
Class A	96,132

Class C	96,661

Class R	10,416

Transfer agent fees – A, C, R and Y	260,999

Transfer agent fees – R5	6

Transfer agent fees – R6	2,965

Trustees’ and officers’ fees and benefits	22,082

Registration and filing fees	79,142

Reports to shareholders	34,349

Professional services fees	73,876

Other	18,380

Total expenses	1,913,815

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(158,662)

Net expenses	1,755,153

Net investment income	6,985,788

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $623,372)	(4,165,729)

Affiliated investment securities	(322)

Foreign currencies	94,797

Forward foreign currency contracts	(101,479)

Futures contracts	409,359

Option contracts written	1,052,699

Swap agreements	(2,672,457)

(5,383,132)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $64,764)	(3,077,364)

Affiliated investment securities	88

Foreign currencies	(38,417)

Forward foreign currency contracts	(1,489,037)

Futures contracts	146,184

Option contracts written	492,490

Swap agreements	(1,063,064)

(5,029,120)

Net realized and unrealized gain (loss)	(10,412,252)

Net increase (decrease) in net assets resulting from operations	$(3,426,464)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Emerging Markets Local Debt Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$6,985,788	$7,322,386
Net realized gain (loss)	(5,383,132)	(21,389,737)
Change in net unrealized appreciation (depreciation)	(5,029,120)	4,053,160
Net increase (decrease) in net assets resulting from operations	(3,426,464)	(10,014,191)

Distributions to shareholders from distributable earnings:
Class A	(361,670)	(441,090)
Class C	(68,120)	(108,727)
Class R	(17,389)	(20,843)
Class Y	(971,109)	(1,366,896)
Class R5	(98)	(107)
Class R6	(50,888)	(206,870)
Total distributions from distributable earnings	(1,469,274)	(2,144,533)

Return of capital:
Class A	(1,144,032)	(1,207,760)
Class C	(215,475)	(297,707)
Class R	(55,004)	(57,069)
Class Y	(3,071,809)	(3,742,728)
Class R5	(312)	(292)
Class R6	(160,969)	(566,432)
Total return of capital	(4,647,601)	(5,871,988)
Total distributions	(6,116,875)	(8,016,521)

Share transactions–net:
Class A	2,610,087	(8,704,406)
Class C	(3,566,572)	(2,638,455)
Class R	(239,522)	(235,620)
Class Y	6,805,786	(58,611,619)
Class R6	526,466	(17,502,891)
Net increase (decrease) in net assets resulting from share transactions	6,136,245	(87,692,991)
Net increase (decrease) in net assets	(3,407,094)	(105,723,703)

Net assets:
Beginning of year	146,769,433	252,493,136
End of year	$143,362,339	$146,769,433

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Emerging Markets Local Debt Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Return of capital		Total distributions		Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/21	$6.53	$0.29		$(0.40)	$(0.11)	$(0.06)		$(0.19)		$(0.25)		$6.17	(1.81	)%(e)	$36,826	1.23	%(e)	1.35	%(e)	4.38	%(e)	107%
Year ended 10/31/20	6.99	0.24		(0.45)	(0.21)	(0.07)		(0.18)		(0.25)		6.53	(3.01	)(e)	36,680	1.15	(e)	1.28	(e)	3.57	(e)	50
Five months ended 10/31/19	6.68	0.16		0.30	0.46	(0.09)		(0.06)		(0.15)		6.99	6.99		48,921	1.15	(f)	1.32	(f)	5.66	(f)	21
Year ended 05/31/19	7.02	0.39		(0.34)	0.05	(0.18)		(0.21)		(0.39)		6.68	0.85		44,188	1.16		1.27		5.82		67
Year ended 05/31/18	7.38	0.42		(0.36)	0.06	(0.40)		(0.02)		(0.42)		7.02	0.62		55,015	1.15		1.29		5.60		48
Year ended 05/31/17	7.17	0.44		0.45	0.89	-		(0.68)		(0.68)		7.38	13.03		44,710	1.24		1.44		6.03		87
Class C
Year ended 10/31/21	6.53	0.24		(0.40)	(0.16)	(0.05)		(0.15)		(0.20)		6.17	(2.62)		7,568	2.02		2.10		3.59		107
Year ended 10/31/20	6.99	0.18		(0.45)	(0.27)	(0.05)		(0.14)		(0.19)		6.53	(3.83)		11,457	2.00		2.04		2.72		50
Five months ended 10/31/19	6.68	0.14		0.30	0.44	(0.08)		(0.05)		(0.13)		6.99	6.61		15,332	2.00	(f)	2.08	(f)	4.81	(f)	21
Year ended 05/31/19	7.02	0.33		(0.34)	(0.01)	(0.15)		(0.18)		(0.33)		6.68	(0.14)		16,488	2.01		2.04		4.97		67
Year ended 05/31/18	7.38	0.36		(0.36)	-	(0.34)		(0.02)		(0.36)		7.02	(0.09)		19,932	2.00		2.05		4.75		48
Year ended 05/31/17	7.17	0.38		0.46	0.84	-		(0.63)		(0.63)		7.38	12.18		13,633	2.00		2.24		5.27		87
Class R
Year ended 10/31/21	6.53	0.27		(0.40)	(0.13)	(0.05)		(0.18)		(0.23)		6.17	(2.12)		1,854	1.53		1.60		4.08		107
Year ended 10/31/20	6.99	0.21		(0.45)	(0.24)	(0.06)		(0.16)		(0.22)		6.53	(3.35)		2,195	1.50		1.54		3.22		50
Five months ended 10/31/19	6.68	0.15		0.30	0.45	(0.09)		(0.05)		(0.14)		6.99	6.84		2,588	1.50	(f)	1.58	(f)	5.31	(f)	21
Year ended 05/31/19	7.02	0.36		(0.34)	0.02	(0.17)		(0.19)		(0.36)		6.68	0.50		2,603	1.51		1.54		5.47		67
Year ended 05/31/18	7.38	0.39		(0.36)	0.03	(0.37)		(0.02)		(0.39)		7.02	0.27		2,935	1.50		1.55		5.25		48
Year ended 05/31/17	7.17	0.42		0.45	0.87	-		(0.66)		(0.66)		7.38	12.74		2,023	1.50		1.73		5.77		87
Class Y
Year ended 10/31/21	6.54	0.31		(0.41)	(0.10)	(0.07)		(0.20)		(0.27)		6.17	(1.75)		92,706	1.01		1.10		4.60		107
Year ended 10/31/20	7.00	0.25		(0.45)	(0.20)	(0.07)		(0.19)		(0.26)		6.54	(2.80)		92,205	0.95		1.04		3.77		50
Five months ended 10/31/19	6.68	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		7.00	7.24		162,754	0.95	(f)	1.08	(f)	5.86	(f)	21
Year ended 05/31/19	7.03	0.40		(0.35)	0.05	(0.19)		(0.21)		(0.40)		6.68	0.91		143,684	0.96		1.03		6.02		67
Year ended 05/31/18	7.38	0.44		(0.35)	0.09	(0.41)		(0.03)		(0.44)		7.03	0.96		162,875	0.95		1.04		5.80		48
Year ended 05/31/17	7.17	0.46		0.45	0.91	-		(0.70)		(0.70)		7.38	13.35		50,516	0.95		1.22		6.33		87
Class R5
Year ended 10/31/21	6.53	0.31		(0.40)	(0.09)	(0.06)		(0.21)		(0.27)		6.17	(1.54)		9	0.94		0.99		4.67		107
Year ended 10/31/20	6.99	0.25		(0.45)	(0.20)	(0.07)		(0.19)		(0.26)		6.53	(2.74)		10	0.90		0.93		3.82		50
Five months ended 10/31/19	6.67	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		6.99	7.27		11	0.90	(f)	1.00	(f)	5.91	(f)	21
Period ended 05/31/19(g)	6.63	0.00	(h)	0.04	0.04	(0.00	)(h)	(0.00	)(h)	(0.00	)(h)	6.67	0.64		10	0.85	(f)	0.85	(f)	6.13	(f)	67
Class R6
Year ended 10/31/21	6.53	0.31		(0.40)	(0.09)	(0.06)		(0.21)		(0.27)		6.17	(1.50)		4,399	0.91		0.99		4.70		107
Year ended 10/31/20	6.99	0.26		(0.45)	(0.19)	(0.07)		(0.20)		(0.27)		6.53	(2.72)		4,222	0.85		0.93		3.87		50
Five months ended 10/31/19	6.67	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		6.99	7.29		22,887	0.85	(f)	0.95	(f)	5.96	(f)	21
Year ended 05/31/19	7.02	0.41		(0.35)	0.06	(0.19)		(0.22)		(0.41)		6.67	1.01		8,604	0.86		0.91		6.12		67
Year ended 05/31/18	7.37	0.44		(0.35)	0.09	(0.41)		(0.03)		(0.44)		7.02	1.05		7,601	0.85		0.87		5.90		48
Year ended 05/31/17	7.16	0.46		0.46	0.92	-		(0.71)		(0.71)		7.37	13.47		8,089	0.85		1.03		6.42		87

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the five months ended October 31, 2019 and the years ended May 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(f)	Annualized.
(g)	For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.
(h)	Amount represents less than 0.005%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Emerging Markets Local Debt Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Local Debt Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

20	Invesco Emerging Markets Local Debt Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized

21	Invesco Emerging Markets Local Debt Fund

gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty

22	Invesco Emerging Markets Local Debt Fund

becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Q.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

R.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $500 million	0.700%
Next $500 million	0.650%
Next $4 billion	0.600%
Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.69%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

23	Invesco Emerging Markets Local Debt Fund

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25%, and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 2.00%, 1.50%, 0.95%, 0.90%, and 0.85%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $5,541 and reimbursed class level expenses of $48,305, $7,368, $1,531, $92,683, $5 and $2,964 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $0 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$-	$125,112,406	$-	$125,112,406
Money Market Funds	16,295,424	-	-	16,295,424
Options Purchased	-	78,471	-	78,471
Total Investments in Securities	16,295,424	125,190,877	-	141,486,301

24	Invesco Emerging Markets Local Debt Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*
Futures Contracts	$146,184	$-	$-	$146,184
Forward Foreign Currency Contracts	-	2,113,148	-	2,113,148
Swap Agreements	-	1,313,486	-	1,313,486
	146,184	3,426,634	-	3,572,818

Other Investments - Liabilities*
Forward Foreign Currency Contracts	-	(2,321,852)	-	(2,321,852)
Options Written	-	(697,284)	-	(697,284)
Swap Agreements	-	(1,763,035)	-	(1,763,035)
	-	(4,782,171)	-	(4,782,171)
Total Other Investments	146,184	(1,355,537)	-	(1,209,353)
Total Investments	$16,441,608	$123,835,340	$-	$140,276,948

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts - Exchange-Traded(a)	$-	$146,184	$146,184
Unrealized appreciation on swap agreements - Centrally Cleared(a)	-	1,237,854	1,237,854
Unrealized appreciation on forward foreign currency contracts outstanding	2,113,148	-	2,113,148
Unrealized appreciation on swap agreements - OTC	-	75,632	75,632
Options purchased, at value - OTC(b)	78,471	-	78,471
Total Derivative Assets	2,191,619	1,459,670	3,651,289
Derivatives not subject to master netting agreements	-	(1,384,038)	(1,384,038)
Total Derivative Assets subject to master netting agreements	$2,191,619	$75,632	$2,267,251

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on swap agreements - Centrally Cleared(a)	$-	$(809,483)	$(809,483)
Unrealized depreciation on forward foreign currency contracts outstanding	(2,321,852)	-	(2,321,852)
Unrealized depreciation on swap agreements - OTC	-	(953,552)	(953,552)
Options written, at value - OTC	(697,284)	-	(697,284)
Total Derivative Liabilities	(3,019,136)	(1,763,035)	(4,782,171)
Derivatives not subject to master netting agreements	-	809,483	809,483
Total Derivative Liabilities subject to master netting agreements	$(3,019,136)	$(953,552)	$(3,972,688)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

25	Invesco Emerging Markets Local Debt Fund

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America, N.A.	$27,024	$-	$-	$27,024	$(130,208)	$(23,852)	$-	$(154,060)	$(127,036)	$-	$127,036	$-
Barclays Bank PLC	250,466	-	-	250,466	(23,685)	-	-	(23,685)	226,781	-	(226,781)	-
Citibank, N.A.	52,228	-	61,237	113,465	(46,221)	-	(65,544)	(111,765)	1,700	-	-	1,700
Goldman Sachs International	574,515	-	539,177	1,113,692	(231,413)	(42,590)	(962,607)	(1,236,610)	(122,918)	-	122,918	-
J.P. Morgan Chase Bank, N.A.	943,458	34,020	34,152	1,011,630	(1,396,548)	(291,149)	(130,203)	(1,817,900)	(806,270)	-	739,000	(67,270)
Merrill Lynch International	-	19,464	-	19,464	-	(106,097)	-	(106,097)	(86,633)	-	-	(86,633)
Morgan Stanley and Co. International PLC	224,001	24	-	224,025	(417,029)	(233,596)	-	(650,625)	(426,600)	-	426,600	-
Standard Chartered Bank PLC	41,456	24,963	114,782	181,201	(76,748)	-	(42,861)	(119,609)	61,592	-	-	61,592
Total	$2,113,148	$78,471	$749,348	$2,940,967	$(2,321,852)	$(697,284)	$(1,201,215)	$(4,220,351)	$(1,279,384)	$-	$1,188,773	$(90,611)

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(101,479)	$-	$(101,479)
Futures contracts	-	409,359	409,359
Options purchased(a)	(263,968)	-	(263,968)
Options written	1,052,699	-	1,052,699
Swap agreements	-	(2,672,457)	(2,672,457)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,489,037)	-	(1,489,037)
Futures contracts	-	146,184	146,184
Options purchased(a)	361,015	-	361,015
Options written	492,490	-	492,490
Swap agreements	-	(1,063,064)	(1,063,064)
Total	$51,720	$(3,179,978)	$(3,128,258)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Foreign Currency Options Purchased	Foreign Currency Options Written	Swap Agreements
Average notional value	$288,449,321	$6,111,922	$43,691,974	$57,862,444	$215,400,097

NOTE 5-Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $265.

NOTE 6-Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

26	Invesco Emerging Markets Local Debt Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020
Ordinary income*	$1,469,274	$2,144,533
Return of capital	4,647,601	5,871,988
Total distributions	$6,116,875	$8,016,521

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Net unrealized appreciation (depreciation) – investments	$(9,283,816)
Net unrealized appreciation (depreciation) – foreign currencies	(152,958)
Temporary book/tax differences	(23,784)
Capital loss carryforward	(4,489,061)
Shares of beneficial interest	157,311,958
Total net assets	$143,362,339

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts, forward contracts and straddle losses deferred.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,957,452	$2,531,609	$4,489,061

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $152,388,179 and $148,948,715, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$5,750,434
Aggregate unrealized (depreciation) of investments	(15,034,250)
Net unrealized appreciation (depreciation) of investments	$(9,283,816)

Cost of investments for tax purposes is $149,560,764.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, foreign capital gains taxes and return of capital, on October 31, 2021, undistributed net investment income was decreased by $693,213, undistributed net realized gain (loss) was increased by $5,340,814 and shares of beneficial interest was decreased by $4,647,601. This reclassification had no effect on the net assets of the Fund.

27	Invesco Emerging Markets Local Debt Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020

	Shares	Amount	Shares	Amount

Sold:
Class A	1,783,731	$12,076,112	1,354,319	$9,106,263

Class C	152,961	1,031,334	435,854	2,988,600

Class R	55,562	372,110	75,060	493,474

Class Y	7,673,682	51,393,420	7,438,783	49,591,002

Class R6	420,643	2,835,417	509,957	3,361,723

Issued as reinvestment of dividends:
Class A	157,004	1,035,690	179,534	1,181,627

Class C	31,849	210,341	44,451	292,115

Class R	10,726	70,771	11,655	76,248

Class Y	370,079	2,437,961	532,037	3,518,608

Class R6	26,376	173,769	116,023	760,974

Automatic conversion of Class C shares to Class A shares:
Class A	315,777	2,184,475	82,867	549,519

Class C	(315,777)	(2,184,475)	(82,829)	(549,519)

Reacquired:
Class A	(1,904,261)	(12,686,190)	(2,998,437)	(19,541,815)

Class C	(395,830)	(2,623,772)	(836,001)	(5,369,651)

Class R	(101,868)	(682,403)	(120,970)	(805,342)

Class Y	(7,136,449)	(47,025,595)	(17,130,729)	(111,721,229)

Class R6	(380,547)	(2,482,720)	(3,255,822)	(21,625,588)

Net increase (decrease) in share activity	763,658	$6,136,245	(13,644,248)	$(87,692,991)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco Emerging Markets Local Debt Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Local Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Local Debt Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the two years in the period ended October 31, 2021, the five months ended October 31, 2019, and the year ended May 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For each of the two years in the period ended October 31, 2021, the five months ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through May 31, 2019 for Class R5.

The financial statements of Oppenheimer Emerging Markets Local Debt Fund (subsequently renamed Invesco Emerging Markets Local Debt Fund) as of and for the year ended May 31, 2018 and the financial highlights for each of the periods ended on or prior to May 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29	Invesco Emerging Markets Local Debt Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$957.30	$6.36	$1,018.70	$6.56	1.29%
Class C	1,000.00	952.00	10.18	1,014.77	10.51	2.07
Class R	1,000.00	954.40	7.73	1,017.29	7.98	1.57
Class Y	1,000.00	956.90	5.23	1,019.86	5.40	1.06
Class R5	1,000.00	958.80	4.84	1,020.27	4.99	0.98
Class R6	1,000.00	958.80	4.74	1,020.37	4.89	0.96

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30	Invesco Emerging Markets Local Debt Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Local Debt Fund’s (formerly, Invesco Oppenheimer Emerging Markets Local Debt Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year and five year periods, and reasonably comparable to the performance of the Index for the three year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund

31	Invesco Emerging Markets Local Debt Fund

performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees were in the fifth quintile of its expense group and discussed with management reasons for such relative actual management fees.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32	Invesco Emerging Markets Local Debt Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33	Invesco Emerging Markets Local Debt Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets Local Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Emerging Markets Local Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Emerging Markets Local Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Emerging Markets Local Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Emerging Markets Local Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Emerging Markets Local Debt Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-EMLD-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Emerging Markets Select Equity Fund

Nasdaq:
A: IEMAX ∎ C: IEMCX ∎ R: IEMRX ∎ Y: IEMYX ∎ R5: IEMIX ∎ R6: EMEFX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
10	Financial Statements
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Emerging Markets Select Equity Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.07%
Class C Shares	-8.81
Class R Shares	-8.30
Class Y Shares	-7.91
Class R5 Shares	-7.91
Class R6 Shares	-7.82
MSCI EAFE Index▼ (Broad Market Index)	34.18
MSCI Emerging Markets Index▼ (Style-Specific Index)	16.96
Lipper Emerging Market Funds Index▪ (Peer Group Index)	20.70
Source(s):▼RIMES Technologies Corp.;▪Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year, global equity markets posted gains as good news about coronavirus (COVID-19) vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

    Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

    During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed heavily on Chinese equities.

    Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Energy stocks and energy-driven markets performed well as global shortages pushed oil and gas prices higher. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

    In October of 2021, global equity stocks were positive with the US market leading the way and Chinese equities rebounding after their decline in the third quarter of 2021. Overall, developed market equities outperformed emerging market equities for the fiscal year.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    During the fiscal year, security selection within the industrials and consumer staples sectors were beneficial to the Fund’s performance relative to the Fund’s style-specific benchmark, the MSCI Emerging Markets Index. From a country perspective, an overweighting to Mexico and Russia, two of the stronger performing countries within emerging markets, contributed to the Fund’s relative performance. The top contributors to the Fund’s performance versus the style-specific benchmark over the fiscal year included Sberbank of Russia, a Russian banking and financial services company and Taiwan Semiconductor Manufacturing, a Taiwanese multinational semiconductor contract manufacturing and design company.

    Conversely, the Fund’s security selection in the consumer discretionary sector and to a lesser extent security selection in the real estate sector, hurt the Fund’s performance relative to the style-specific benchmark over the fiscal year. From a country perspective, the primary detractor from relative performance was due to the Fund’s holdings in China which underperformed those within the benchmark. To a lesser extent, an underweighting to India, a strong performing country within the benchmark, also detracted from relative performance. The top detractors from the Fund’s relative performance included KE Holdings, a Chinese housing transactions and services company and Alibaba Group Holdings, a Chinese internet and technology company.

    During the fiscal year, the Fund acquired new holdings, which included China National Building Material, Vipshop Holdings, Helens International Holdings, Microport Cardio-Flow Medtech. Generally, we sell Fund holdings when they reach full valuation; if new, relatively more attractive investment opportunities exist; or if new information changes our thesis on the future of a business. As such, we sold Prosus NV, Sands China, Eastern, Haitian International Holdings and New Oriental Education & Technology during the fiscal year.

    In a rising equity market environment, the Fund’s cash exposure detracted from the Fund’s performance relative to the benchmark. It is important to note that cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision. At the close of the fiscal year, relative to the style-specific benchmark, the Fund’s largest overweight positions were in the consumer staples and communication services sectors. Conversely, the Fund’s largest underweight positions were in the information technology and energy sectors. The Fund also ended the fiscal year with overweight exposures to China and Mexico while having underweight exposures to India and South Korea.

    Please note, the Fund’s country and sector allocations are the result of our bottom-up, fundamental stock selection process and are not based on the characteristics of the Fund’s style-specific index.

    As always, we thank you for your investment in Invesco Emerging Markets Select Equity Fund and for sharing our long-term investment perspective.

Portfolio manager(s):

Jeff Feng

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources

2	Invesco Emerging Markets Select Equity Fund

considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Emerging Markets Select Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Emerging Markets Select Equity Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges
Class A Shares
Inception (5/31/11)	0.30%
10 Years	2.49
5 Years	6.91
1 Year	-13.16

Class C Shares
Inception (5/31/11)	0.27%
10 Years	2.46
5 Years	7.29
1 Year	-9.72

Class R Shares
Inception (5/31/11)	0.58%
10 Years	2.80
5 Years	7.84
1 Year	-8.30

Class Y Shares
Inception (5/31/11)	1.08%
10 Years	3.32
5 Years	8.37
1 Year	-7.91

Class R5 Shares
Inception (5/31/11)	1.08%
10 Years	3.32
5 Years	8.38
1 Year	-7.91

Class R6 Shares
10 Years	3.28%
5 Years	8.38
1 Year	-7.82

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Emerging Markets Select Equity Fund

Supplemental Information

Invesco Emerging Markets Select Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

6	Invesco Emerging Markets Select Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	21.68%
Communication Services	16.84
Financials	13.94
Consumer Staples	13.05
Information Technology	10.34
Materials	5.60
Health Care	5.53
Industrials	2.78
Real Estate	2.59
Money Market Funds Plus Other Assets Less Liabilities	7.65

Top 10 Equity Holdings*

		% of total net assets
1.	Tencent Holdings Ltd.	8.01%
2.	Alibaba Group Holding Ltd., ADR	6.60
3.	Ping An Insurance (Group) Co. of China Ltd., H Shares	5.69
4.	China National Building Material Co. Ltd., H Shares	5.61
5.	Gree Electric Appliances, Inc. of Zhuhai, A Shares	5.32
6.	China Isotope & Radiation Corp.	4.97
7.	Taiwan Semiconductor Manufacturing Co. Ltd.	4.86
8.	Arca Continental S.A.B. de C.V.	3.25
9.	Housing Development Finance Corp. Ltd.	3.07
10.	Samsung Electronics Co. Ltd., Preference Shares	3.02

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Emerging Markets Select Equity Fund

Schedule of Investments

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–92.35%
Argentina–1.80%
MercadoLibre, Inc.(a)	1,030	$1,525,451

Brazil–3.26%
Afya Ltd., Class A(a)	11,004	192,020

Arcos Dorados Holdings, Inc., Class A(a)	456,000	2,175,120

Grupo SBF S.A.(a)	104,701	388,468

		2,755,608

China–49.80%
Alibaba Group Holding Ltd., ADR(a)	33,800	5,574,972

Autohome, Inc., ADR	32,229	1,268,211

China Isotope & Radiation Corp.	1,482,400	4,201,247

China National Building Material Co. Ltd., H Shares	3,776,000	4,736,317

Focus Media Information Technology Co. Ltd., A Shares	975,362	1,123,181

Gree Electric Appliances, Inc. of Zhuhai, A Shares	786,803	4,494,552

Helens International Holdings Co. Ltd.(a)	277,000	577,462

KE Holdings, Inc., ADR(a)	120,000	2,186,400

Kweichow Moutai Co. Ltd., A Shares	8,700	2,490,156

MicroPort CardioFlow Medtech Corp.(a)(b)	677,000	473,397

Ping An Insurance (Group) Co. of China Ltd., H Shares	668,000	4,810,288

Tencent Holdings Ltd.	109,000	6,767,401

Vipshop Holdings Ltd., ADR(a)	180,000	2,008,800

Virscend Education Co. Ltd.(b)	20,399,000	1,368,924

		42,081,308

India–3.08%
Housing Development Finance Corp. Ltd.	68,000	2,589,883

Zomato Ltd.(a)	9,142	16,082

		2,605,965

Indonesia–0.57%
PT Bank Rakyat Indonesia (Persero) Tbk	1,600,000	478,264

Mexico–7.90%
Arca Continental S.A.B. de C.V.	450,542	2,747,063

Fomento Economico Mexicano, S.A.B. de C.V., Series CPO	238,912	1,964,166

Investment Abbreviations:

ADR – American Depositary Receipt

CPO – Certificates of Ordinary Participation

	Shares	Value

Mexico–(continued)
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	97,350	$1,963,219

		6,674,448

Poland–0.46%
InPost S.A.(a)	27,000	385,346

Russia–6.92%
Sberbank of Russia PJSC, ADR(c)	102,211	2,049,849

Sberbank of Russia PJSC, ADR(c)	92,089	1,849,147

Yandex N.V., Class A(a)	23,500	1,946,740

		5,845,736

South Korea–4.84%
NAVER Corp.	4,400	1,540,109

Samsung Electronics Co. Ltd., Preference Shares	46,500	2,552,326

		4,092,435

Taiwan–9.19%
King Slide Works Co. Ltd.	135,000	2,076,909

Sea Ltd., ADR(a)	4,600	1,580,422

Taiwan Semiconductor Manufacturing Co. Ltd.	194,000	4,105,553

		7,762,884

Thailand–2.81%
Thai Beverage PCL	4,500,000	2,372,439

Turkey–1.72%
Ulker Biskuvi Sanayi A.S.	693,761	1,456,370

Total Common Stocks & Other Equity Interests (Cost $75,894,485)		78,036,254

Money Market Funds–6.81%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	2,026,877	2,026,877

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	1,411,489	1,411,912

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	2,316,431	2,316,431

Total Money Market Funds (Cost $5,755,258)		5,755,220

TOTAL INVESTMENTS IN SECURITIES–99.16% (Cost $81,649,743)		83,791,474

OTHER ASSETS LESS LIABILITIES–0.84%		709,486

NET ASSETS–100.00%		$84,500,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets Select Equity Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $1,842,321, which represented 2.18% of the Fund’s Net Assets.

(c)	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,832,574	$14,832,626	$(14,638,323)	$-	$-	$2,026,877	$285
Invesco Liquid Assets Portfolio, Institutional Class	1,308,737	10,541,940	(10,438,684)	101	(182)	1,411,912	324
Invesco Treasury Portfolio, Institutional Class	2,094,369	16,951,572	(16,729,510)	-	-	2,316,431	135
Total	$5,235,680	$42,326,138	$(41,806,517)	$101	$(182)	$5,755,220	$744

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets Select Equity Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $75,894,485)	$78,036,254

Investments in affiliated money market funds, at value (Cost $5,755,258)	5,755,220

Foreign currencies, at value (Cost $761,391)	757,315

Receivable for:
Investments sold	361,965

Fund shares sold	180,887

Dividends	14,601

Investment for trustee deferred compensation and retirement plans	25,233

Other assets	40,434

Total assets	85,171,909

Liabilities:
Payable for:
Investments purchased	85,706

Fund shares reacquired	285,792

Accrued foreign taxes	128,160

Accrued fees to affiliates	61,346

Accrued other operating expenses	83,363

Trustee deferred compensation and retirement plans	26,582

Total liabilities	670,949

Net assets applicable to shares outstanding	$84,500,960

Net assets consist of:
Shares of beneficial interest	$80,848,664

Distributable earnings	3,652,296

$84,500,960

Net Assets:
Class A	$40,388,824

Class C	$5,604,679

Class R	$4,291,533

Class Y	$30,486,889

Class R5	$2,223,930

Class R6	$1,505,105

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,173,553

Class C	606,944

Class R	449,440

Class Y	3,132,351

Class R5	228,478

Class R6	154,762

Class A:
Net asset value per share	$9.68

Maximum offering price per share
(Net asset value of $9.68 ÷ 94.50%)	$10.24

Class C:
Net asset value and offering price per share	$9.23

Class R:
Net asset value and offering price per share	$9.55

Class Y:
Net asset value and offering price per share	$9.73

Class R5:
Net asset value and offering price per share	$9.73

Class R6:
Net asset value and offering price per share	$9.73

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Select Equity Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $216,900)	$2,259,291

Dividends from affiliated money market funds	744

Total investment income	2,260,035

Expenses:
Advisory fees	971,657

Administrative services fees	16,188

Custodian fees	747

Distribution fees:
Class A	124,993

Class C	74,203

Class R	22,870

Transfer agent fees – A, C, R and Y	211,336

Transfer agent fees – R5	981

Transfer agent fees – R6	570

Trustees’ and officers’ fees and benefits	23,673

Registration and filing fees	86,657

Reports to shareholders	47,373

Professional services fees	99,070

Other	15,023

Total expenses	1,695,341

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(353,024)

Net expenses	1,342,317

Net investment income	917,718

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $39,905)	5,615,424

Affiliated investment securities	(182)

Foreign currencies	(66,773)

5,548,469

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $74,094)	(15,952,991)

Affiliated investment securities	101

Foreign currencies	(4,047)

(15,956,937)

Net realized and unrealized gain (loss)	(10,408,468)

Net increase (decrease) in net assets resulting from operations	$(9,490,750)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Select Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$917,718	$383,030

Net realized gain (loss)	5,548,469	(2,516,898)

Change in net unrealized appreciation (depreciation)	(15,956,937)	15,524,340

Net increase (decrease) in net assets resulting from operations	(9,490,750)	13,390,472

Distributions to shareholders from distributable earnings:
Class A	(232,728)	(872,718)

Class C	(30,624)	(112,169)

Class R	(18,143)	(64,200)

Class Y	(196,967)	(687,821)

Class R5	(14,105)	(56,637)

Class R6	(7,257)	(17,679)

Total distributions from distributable earnings	(499,824)	(1,811,224)

Share transactions–net:
Class A	6,168,552	(276,082)

Class C	(684,996)	(499,185)

Class R	1,340,633	298,909

Class Y	(984,967)	6,385,193

Class R5	(1,742)	56,058

Class R6	546,920	340,665

Net increase in net assets resulting from share transactions	6,384,400	6,305,558

Net increase (decrease) in net assets	(3,606,174)	17,884,806

Net assets:
Beginning of year	88,107,134	70,222,328

End of year	$84,500,960	$88,107,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Select Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/21	$10.58	$0.10		$(0.94)	$(0.84)	$(0.06)	$–	$(0.06)	$9.68	(8.07)%	$40,389	1.33%	1.67%	0.84%		47%
Year ended 10/31/20	9.10	0.04		1.67	1.71	(0.23)	–	(0.23)	10.58	19.11	39,446	1.33	1.72	0.45		42
Year ended 10/31/19	7.67	0.23	(d)	1.60	1.83	(0.03)	(0.37)	(0.40)	9.10	25.14	34,665	1.33	1.89	2.81	(d)	45
Year ended 10/31/18	9.30	0.07		(1.69)	(1.62)	(0.01)	–	(0.01)	7.67	(17.45)	27,580	1.33	2.03	0.73		104
Year ended 10/31/17	7.13	0.03		2.15	2.18	(0.01)	–	(0.01)	9.30	30.57	24,297	1.36	2.45	0.30		57
Class C
Year ended 10/31/21	10.16	0.01		(0.90)	(0.89)	(0.04)	–	(0.04)	9.23	(8.81)	5,605	2.08	2.42	0.09		47
Year ended 10/31/20	8.74	(0.03)		1.60	1.57	(0.15)	–	(0.15)	10.16	18.17	6,882	2.08	2.47	(0.30)		42
Year ended 10/31/19	7.41	0.16	(d)	1.54	1.70	–	(0.37)	(0.37)	8.74	24.09	6,550	2.08	2.64	2.06	(d)	45
Year ended 10/31/18	9.04	(0.00)		(1.63)	(1.63)	–	–	–	7.41	(18.03)	7,296	2.08	2.78	(0.02)		104
Year ended 10/31/17	6.97	(0.03)		2.10	2.07	–	–	–	9.04	29.70	6,793	2.11	3.20	(0.45)		57
Class R
Year ended 10/31/21	10.46	0.07		(0.93)	(0.86)	(0.05)	–	(0.05)	9.55	(8.30)	4,292	1.58	1.92	0.59		47
Year ended 10/31/20	8.99	0.02		1.65	1.67	(0.20)	–	(0.20)	10.46	18.90	3,514	1.58	1.97	0.20		42
Year ended 10/31/19	7.59	0.21	(d)	1.57	1.78	(0.01)	(0.37)	(0.38)	8.99	24.62	2,795	1.58	2.14	2.56	(d)	45
Year ended 10/31/18	9.21	0.05		(1.67)	(1.62)	–	–	–	7.59	(17.59)	2,077	1.58	2.28	0.48		104
Year ended 10/31/17	7.07	0.00		2.14	2.14	–	–	–	9.21	30.27	2,190	1.61	2.70	0.05		57
Class Y
Year ended 10/31/21	10.62	0.13		(0.96)	(0.83)	(0.06)	–	(0.06)	9.73	(7.91)	30,487	1.08	1.42	1.09		47
Year ended 10/31/20	9.13	0.07		1.67	1.74	(0.25)	–	(0.25)	10.62	19.48	34,678	1.08	1.47	0.70		42
Year ended 10/31/19	7.71	0.26	(d)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.13	25.27	23,550	1.08	1.64	3.06	(d)	45
Year ended 10/31/18	9.33	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.71	(17.17)	16,697	1.08	1.78	0.98		104
Year ended 10/31/17	7.15	0.04		2.16	2.20	(0.02)	–	(0.02)	9.33	30.94	7,111	1.11	2.20	0.55		57
Class R5
Year ended 10/31/21	10.62	0.13		(0.96)	(0.83)	(0.06)	–	(0.06)	9.73	(7.91)	2,224	1.08	1.25	1.09		47
Year ended 10/31/20	9.13	0.07		1.67	1.74	(0.25)	–	(0.25)	10.62	19.48	2,428	1.08	1.26	0.70		42
Year ended 10/31/19	7.71	0.26	(d)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.13	25.27	2,033	1.08	1.39	3.06	(d)	45
Year ended 10/31/18	9.33	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.71	(17.16)	1,623	1.08	1.55	0.98		104
Year ended 10/31/17	7.15	0.04		2.16	2.20	(0.02)	–	(0.02)	9.33	30.94	1,960	1.10	1.91	0.56		57
Class R6
Year ended 10/31/21	10.61	0.13		(0.95)	(0.82)	(0.06)	–	(0.06)	9.73	(7.82)	1,505	1.08	1.25	1.09		47
Year ended 10/31/20	9.12	0.07		1.67	1.74	(0.25)	–	(0.25)	10.61	19.50	1,161	1.08	1.26	0.70		42
Year ended 10/31/19	7.70	0.26	(d)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.12	25.31	629	1.08	1.39	3.06	(d)	45
Year ended 10/31/18	9.32	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.70	(17.18)	227	1.08	1.55	0.98		104
Year ended 10/31/17	7.15	0.04		2.15	2.19	(0.02)	–	(0.02)	9.32	30.80	12	1.10	1.91	0.56		57

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the Year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.07 and 0.95%, $0.00 and 0.20%, $0.05 and 0.70%, $0.10 and 1.20%, $0.10 and 1.20% and $0.10 and 1.20% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets Select Equity Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Select Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Fund is classified as non-diversified. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

14	Invesco Emerging Markets Select Equity Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply

15	Invesco Emerging Markets Select Equity Fund

chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

    For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.93%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2021, the Adviser waived advisory fees of $139,854 and reimbursed class level expenses of $106,060, $15,723, $9,702, $79,851, $981 and $570 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $43,334 in front-end sales commissions from the sale of Class A shares and $170 and $221 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    For the year ended October 31, 2021, the Fund incurred $254 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

16	Invesco Emerging Markets Select Equity Fund

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Argentina	$1,525,451	$–	$–	$1,525,451

Brazil	2,755,608	–	–	2,755,608

China	11,615,845	30,465,463	–	42,081,308

India	–	2,605,965	–	2,605,965

Indonesia	–	478,264	–	478,264

Mexico	6,674,448	–	–	6,674,448

Poland	–	385,346	–	385,346

Russia	3,795,887	2,049,849	–	5,845,736

South Korea	–	4,092,435	–	4,092,435

Taiwan	1,580,422	6,182,462	–	7,762,884

Thailand	–	2,372,439	–	2,372,439

Turkey	–	1,456,370	–	1,456,370

Money Market Funds	5,755,220	–	–	5,755,220

Total Investments	$33,702,881	$50,088,593	$–	$83,791,474

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $283.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020

Ordinary income*	$499,824	$1,811,224

*	Includes short-term capital gain distributions, if any.

17	Invesco Emerging Markets Select Equity Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$521,873

Undistributed long-term capital gain	2,032,592

Net unrealized appreciation – investments	1,118,835

Net unrealized appreciation (depreciation) – foreign currencies	(3,460)

Temporary book/tax differences	(17,544)

Shares of beneficial interest	80,848,664

Total net assets	$84,500,960

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $51,337,808 and $45,338,994, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$16,873,104

Aggregate unrealized (depreciation) of investments	(15,754,269)

Net unrealized appreciation of investments	$1,118,835

    Cost of investments for tax purposes is $82,672,639.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and capital gains tax, on October 31, 2021, undistributed net investment income was decreased by $106,632 and undistributed net realized gain was increased by $106,632. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	1,596,968	$19,214,515	1,175,963	$11,146,113

Class C	194,700	2,223,840	263,905	2,454,357

Class R	211,427	2,434,522	148,437	1,402,705

Class Y	1,822,655	21,297,060	1,993,490	18,405,869

Class R5	817	9,738	–	–

Class R6	75,337	896,201	66,073	569,644

Issued as reinvestment of dividends:
Class A	17,922	215,778	87,845	821,349

Class C	2,462	28,493	11,611	104,965

Class R	1,517	18,069	6,904	63,997

Class Y	15,856	191,539	71,313	668,205

Class R5	1,156	13,965	5,983	56,058

Class R6	595	7,179	1,854	17,354

Automatic conversion of Class C shares to Class A shares:
Class A	101,965	1,203,141	26,703	251,712

Class C	(106,303)	(1,203,141)	(27,728)	(251,712)

18	Invesco Emerging Markets Select Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,271,382)	$(14,464,882)	(1,373,595)	$(12,495,256)

Class C	(161,042)	(1,734,188)	(320,461)	(2,806,795)

Class R	(99,313)	(1,111,958)	(130,339)	(1,167,793)

Class Y	(1,971,810)	(22,473,566)	(1,378,478)	(12,688,881)

Class R5	(2,109)	(25,445)	–	–

Class R6	(30,570)	(356,460)	(27,465)	(246,333)

Net increase in share activity	400,848	$6,384,400	602,015	$6,305,558

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Emerging Markets Select Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Select Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Select Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Emerging Markets Select Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$792.10	$6.01	$1,018.50	$6.77	1.33%
Class C	1,000.00	788.20	9.38	1,014.72	10.56	2.08
Class R	1,000.00	791.20	7.13	1,017.24	8.03	1.58
Class Y	1,000.00	792.30	4.88	1,019.76	5.50	1.08
Class R5	1,000.00	792.30	4.88	1,019.76	5.50	1.08
Class R6	1,000.00	793.00	4.88	1,019.76	5.50	1.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Emerging Markets Select Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Select Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted

22	Invesco Emerging Markets Select Equity Fund

that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the

Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Emerging Markets Select Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Emerging Markets Select Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School–Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management–Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-5	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey–1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes–1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Emerging Markets Select Equity Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses

∎	Quarterly statements

∎	Daily confirmations

∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                          EME-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Fundamental Alternatives Fund

Nasdaq:

A: QVOPX ∎ C: QOPCX ∎ R: QOPNX ∎ Y: QOPYX ∎ R5: FDATX ∎ R6: QOPIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

22	Consolidated Financial Statements

25	Consolidated Financial Highlights

26	Notes to Consolidated Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Fund Expenses

38	Approval of Investment Advisory and Sub-Advisory Contracts

40	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2021, Class A shares of Invesco Fundamental Alternatives Fund (the Fund), at net asset value (NAV), underperformed the HFRX Global Hedge Fund Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.64%
Class C Shares	3.84
Class R Shares	4.37
Class Y Shares	4.87
Class R5 Shares	5.04
Class R6 Shares	5.13
HFRX Global Hedge Fund Index▼	10.09
Source(s): ▼Bloomberg LP

Market conditions and your Fund

For the fiscal year ended October 31, 2021, the Fund’s Class A shares (without sales charge) generated a total return of 4.64%. The Fund underperformed the HFRX Global Hedge Fund Index, which returned 10.09% during the fiscal year. The Fund invests across three distinct alternative investment strategies including equity, credit and macro. All three strategies generated positive returns during the fiscal year.

US equity and corporate bond markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks and bonds were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”1 toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January 2021. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.75%2 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March 2021 saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index increasing in June through September 2021,3 the Fed declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September 2021 due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 Index companies met or exceeded earnings expectations and the S&P 500 Index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

The equity sleeve follows its systematic defensive multi-factor approach which combines a focus on low volatility with other factor exposures, particularly Quality, Momentum and Value.

The strategy simultaneously targets to provide downside protection and have the potential for investment returns that have low correlation to traditional equity securities. As portfolio optimization becomes less effective with an increasing number of objectives and constraints, we apply a tiered portfolio construction, separating the different objectives.

In the first step, we create an investible low volatility portfolio that represents a mix of a broadly unconstrained minimum variance portfolio and the market benchmark. This portfolio is designed to reduce the overall portfolio volatility to the targeted level and capture the low volatility anomaly (on a risk-adjusted basis, low volatility tends to outperform high volatility over time). Taking this low volatility portfolio as an anchor, the second optimization step seeks to add balanced exposures to our return-enhancing factors (Quality, Momentum and Value) while mitigating unrewarded risks by constraining active sector and country weights relative to the anchor portfolio.

Lastly, the resulting portfolio will hold a diversified mix of stocks that are deemed attractive from a factor and/or risk perspective. This should decrease the impact of stock-specific effects on the portfolio and hence increase the portion of risk and return that is explained by our intended factors – Quality, Momentum and Value, as well as Low Volatility.

For the fiscal year, the Fund’s equity strategy underperformed the S&P 500®. In the strongly rising market environment, the targeted lower market sensitivity of the portfolio detracted from the Fund’s relative performance. Additionally, on a risk-adjusted basis, the Low Volatility factor underperformed and therefore detracted from the Fund’s relative performance as well. The losses were extended further by other risk factors, a residual of our quantitative stock selection process. Conversely, our intended exposure to Value was a positive contributor overall as it continued the recovery that started in November 2020 and lasted throughout May 2021, with attractively valued stocks significantly outperforming their more expensive peers. After June 2021, the value factor’s run came to a halt as investors favored stocks with good balance sheet quality and positive momentum.

US corporate bond markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Corporate issuance of investment grade credit slowed in the fourth quarter of 2021, concluding a year of record issuance. US interest rate moves subtly affected fixed income valuations during the fourth quarter of 2021. The two-year

2	Invesco Fundamental Alternatives Fund

Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25 bps, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).5 The yield curve, as measured by the yield differential between 2- and 10-year Treasuries, steepened modestly during the fourth quarter of 2021.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,5 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the first quarter of 2021 at 2.41%. Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.5

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and potential for rising interest rates. As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter of 2021 and economically sensitive areas such as the consumer discretionary and technology sectors began to recover. With an inconsistent global vaccine rollout and the threat of COVID-19 variants on the rise, investors were cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2021.

The credit strategy utilizes a systematic, quantitative, factor-based approach to investing. The strategy attempts to meet its investment objective by overweighting the higher-yielding component of the fixed income market (corporate bonds). Within corporates, the investment team targets bonds from the Bloomberg 1-5 Year Government Credit Index that it believes tend to have higher returns than other fixed income securities with comparable characteristics over a market cycle. These bonds have the following positive factor characteristics:

∎ High carry bonds have the highest spread bonds in a universe.

∎ Value bonds are those with the highest spread relative to other securities with similar credit rating and sector.

∎ Low volatility bonds are those with lower duration and higher credit quality in a universe.

Over the fiscal year, value, carry and low volatility bonds outperformed the Bloomberg 1-5 Year Government Credit Index. The rise of interest rates during the fiscal year had a negative impact on the Fund’s absolute performance. Overall, bonds with attractive factor characteristics positively impacted the Fund’s absolute performance, counterweighing the negative impact of interest rates.

The macro strategy attempts to take advantage of short-term market dynamics by investing in global equity markets, sovereign bonds and commodities based on each asset’s likelihood to outperform cash over the next 30-day period. Within the macro strategy, equities were the top contributor followed by commodities while bond performance was flat. All equity holdings posted positive returns with the exception of emerging market equities. US equities were the largest contributor to the Fund’s absolute performance over the fiscal year. US and UK equities benefited from the successful rollout of COVID-19 vaccinations. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand. Emerging markets trailed all other regions due to a combination of COVID-19 outbreaks and exposure to China, the index’s largest country weighting. Chinese equities were weighted down by significant regulatory changes in the private tutoring industry, increased regulation in the technology sectors and concerns of the potential default of a large property developer and signs of slowing economic growth. Exposure to commodities also benefited the Fund’s absolute performance as positioning in industrial metals and agriculture outpaced negative results from positioning in precious metals and energy. The macro strategy’s exposure to bonds produced flat results due to a combination of strong growth dampening safe-haven demand and concerns about mounting inflationary pressures. Now that the Fund is managed as three separate strategies by three separate teams, the detractors are included in the discussion of the individual sleeves.

The Fund continues to focus on selecting securities that we believe offer attractive risk-adjusted returns and can deliver effective diversification combined with low volatility, good downside risk mitigation and low sensitivity to traditional market factors over the long term.

Please note that the macro strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the macro strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We thank you for your continued investment in the Invesco Fundamental Alternatives Fund.

1	Source: US Federal Reserve

2	Source: Bloomberg LP

3	Source: Bureau of Labor Statistics, July 13, 2021

4	Source: Lipper Inc.

5	Source: US Department of the Treasury

Portfolio manager(s):

Chris Devine

Tarun Gupta

Scott Hixon

Jay Raol

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Fundamental Alternatives Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1	Source: Bloomberg LP

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Fundamental Alternatives Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (1/3/89)	7.09%
10 Years	1.98
5 Years	0.70
1 Year	-1.13
Class C Shares
Inception (9/1/93)	5.49%
10 Years	1.94
5 Years	1.06
1 Year	2.84
Class R Shares
Inception (3/1/01)	2.24%
10 Years	2.28
5 Years	1.58
1 Year	4.37
Class Y Shares
Inception (12/16/96)	4.25%
10 Years	2.81
5 Years	2.08
1 Year	4.87
Class R5 Shares
10 Years	2.66%
5 Years	2.04
1 Year	5.04
Class R6 Shares
Inception (2/28/13)	3.17%
5 Years	2.27
1 Year	5.13

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Fundamental Alternatives Fund (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Fundamental Alternatives Fund. Note: The Fund was subsequently renamed the Invesco Fundamental Alternatives Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Fundamental Alternatives Fund

Supplemental Information

Invesco Fundamental Alternatives Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Fundamental Alternatives Fund

Fund Information

Volatility Contribution*

Strategy	Annualized Volatility Contribution	Volatility Contribution as % of Investment Strategy
Credit	0.02%	0.58%
Equity	3.25	82.95
Macro	0.65	16.47
Total	3.92%	100.00%

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Fundamental Alternatives Fund

Consolidated Schedule of Investments(a)

October 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests–53.13%
Advertising–0.18%
Interpublic Group of Cos., Inc. (The)	15,189	$555,462
Omnicom Group, Inc.	5,310	361,505
Pacific Drilling S.A.	1,362	4,154
		921,121

Aerospace & Defense–0.12%
Raytheon Technologies Corp.	6,657	591,541

Agricultural & Farm Machinery–0.32%
AGCO Corp.	2,711	331,311
Deere & Co.	3,709	1,269,628
		1,600,939

Air Freight & Logistics–0.66%
C.H. Robinson Worldwide, Inc.	4,425	429,181
Expeditors International of Washington, Inc.	11,792	1,453,482
FedEx Corp.	1,901	447,742
United Parcel Service, Inc., Class B	4,802	1,025,083
		3,355,488

Airlines–0.10%
Alaska Air Group, Inc.(b)	2,500	132,000
Southwest Airlines Co.(b)	8,273	391,147
		523,147

Alternative Carriers–0.14%
Liberty Global PLC, Class C (United Kingdom)(b)	15,596	449,789
Lumen Technologies, Inc.	21,017	249,261
		699,050

Apparel, Accessories & Luxury Goods–0.01%
Sunrise Oil & Gas, Inc.(c)	4,631	35,890

Application Software–1.42%
Adobe, Inc.(b)	4,622	3,005,964
Blackbaud, Inc.	4,565	324,161
Cadence Design Systems, Inc.(b)	2,575	445,758
Citrix Systems, Inc.	1,565	148,252
Dropbox, Inc., Class A(b)	8,702	265,324
Fusion Connect, Inc.(c)	1	2
Fusion Connect, Inc., Wts., expiring 12/31/2021(c)	6,073	9,109
Intuit, Inc.	1,142	714,881
salesforce.com, inc.(b)	3,472	1,040,524
SS&C Technologies Holdings, Inc.	2,300	182,781
Synopsys, Inc.(b)	1,191	396,817
Tyler Technologies, Inc.(b)	1,224	664,901
		7,198,474

Asset Management & Custody Banks–0.23%
Ameriprise Financial, Inc.	1,331	402,135
BlackRock, Inc.	285	268,886
T. Rowe Price Group, Inc.	2,282	494,920
		1,165,941

	Shares	Value
Auto Parts & Equipment–0.07%
Gentex Corp.	9,605	$339,921

Automobile Manufacturers–0.82%
Ford Motor Co.(b)	46,408	792,649
General Motors Co.(b)	9,605	522,800
Tesla, Inc.(b)	2,561	2,852,954
		4,168,403

Automotive Retail–0.12%
AutoNation, Inc.(b)	2,948	357,062
AutoZone, Inc.(b)	153	273,080
		630,142

Biotechnology–2.53%
AbbVie, Inc.	7,703	883,303
Amgen, Inc.	6,633	1,372,832
Biogen, Inc.(b)	3,918	1,044,852
BioMarin Pharmaceutical, Inc.(b)	11,234	890,070
Blueprint Medicines Corp.(b)	6,539	735,572
Gilead Sciences, Inc.	35,913	2,330,035
Incyte Corp.(b)	3,756	251,577
Ionis Pharmaceuticals, Inc.(b)	10,042	320,038
Moderna, Inc.(b)	1,492	515,053
Regeneron Pharmaceuticals, Inc.(b)	2,940	1,881,424
Seagen, Inc.(b)	1,842	324,800
United Therapeutics Corp.(b)	7,181	1,369,848
Vertex Pharmaceuticals, Inc.(b)	4,790	885,815
		12,805,219

Broadcasting–0.06%
Fox Corp., Class A	7,893	313,668

Building Products–0.45%
Carrier Global Corp.	6,467	337,771
Johnson Controls International PLC	8,654	634,944
Lennox International, Inc.	933	279,228
Masco Corp.	4,849	317,852
Owens Corning	3,614	337,584
Trane Technologies PLC	2,044	369,821
		2,277,200

Cable & Satellite–0.79%
Altice USA, Inc., Class A(b)	9,510	155,013
Charter Communications, Inc., Class A(b)	1,919	1,295,114
Comcast Corp., Class A	39,276	2,019,965
Liberty Broadband Corp., Class C(b)	1,631	264,956
Sirius XM Holdings, Inc.	42,282	257,497
		3,992,545

Casinos & Gaming–0.05%
Boyd Gaming Corp.	4,181	266,664

Coal & Consumable Fuels–0.02%
ACNR Holdings, Inc.	1,740	109,185

Commodity Chemicals–0.15%
Dow, Inc.	13,885	777,143

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Fundamental Alternatives Fund

	Shares	Value
Communications Equipment–0.66%
Cisco Systems, Inc.	51,638	$2,890,179
Ubiquiti, Inc.	1,379	421,326
		3,311,505

Construction & Engineering–0.15%
EMCOR Group, Inc.	4,685	569,181
Quanta Services, Inc.	1,545	187,377
		756,558

Construction Machinery & Heavy Trucks–0.20%
Caterpillar, Inc.	2,377	484,932
Cummins, Inc.	1,190	285,409
Terex Corp.	5,232	234,394
		1,004,735

Consumer Finance–0.51%
Ally Financial, Inc.	16,357	780,883
Capital One Financial Corp.	4,712	711,653
Discover Financial Services	3,424	388,008
SLM Corp.	12,862	236,018
Synchrony Financial	9,605	446,152
		2,562,714

Copper–0.09%
Freeport-McMoRan, Inc.	5,516	208,064
Southern Copper Corp. (Peru)	3,803	228,142
		436,206

Data Processing & Outsourced Services–2.09%
Alliance Data Systems Corp.	2,636	224,719
Automatic Data Processing, Inc.	9,795	2,198,879
Broadridge Financial Solutions, Inc.	6,799	1,213,010
Fidelity National Information Services, Inc.	1,150	127,351
Fiserv, Inc.(b)	2,853	280,992
Jack Henry & Associates, Inc.	2,520	419,530
Mastercard, Inc., Class A	2,135	716,335
Maximus, Inc.	4,565	386,062
Paychex, Inc.	12,078	1,488,976
PayPal Holdings, Inc.(b)	4,111	956,177
Visa, Inc., Class A	9,843	2,084,452
Western Union Co. (The)	24,250	441,835
		10,538,318

Distillers & Vintners–0.09%
Constellation Brands, Inc., Class A	2,044	443,160

Distributors–0.13%
Genuine Parts Co.	2,663	349,146
LKQ Corp.(b)	5,421	298,589
		647,735

Diversified Banks–0.92%
Bank of America Corp.	24,423	1,166,931
Citigroup, Inc.	10,033	693,882
JPMorgan Chase & Co.	8,468	1,438,628
U.S. Bancorp	9,415	568,384
Wells Fargo & Co.	15,467	791,292
		4,659,117

Diversified Chemicals–0.07%
Eastman Chemical Co.	3,424	356,199

	Shares	Value
Drug Retail–0.05%
Walgreens Boots Alliance, Inc.	5,474	$257,388

Electric Utilities–1.29%
American Electric Power Co., Inc.	13,409	1,135,876
Duke Energy Corp.	14,645	1,493,936
Edison International	4,470	281,297
Eversource Energy	3,130	265,737
Exelon Corp.	11,792	627,217
NextEra Energy, Inc.	11,127	949,467
PPL Corp.	9,510	273,888
Southern Co. (The)	17,308	1,078,635
Xcel Energy, Inc.	6,086	393,095
		6,499,148

Electrical Components & Equipment–0.18%
Eaton Corp. PLC	2,948	485,712
Regal Rexnord Corp.	2,757	419,974
		905,686

Electronic Equipment & Instruments–0.22%
Keysight Technologies, Inc.(b)	3,614	650,592
Vontier Corp.	13,800	466,854
		1,117,446

Environmental & Facilities Services–0.29%
Republic Services, Inc.	8,670	1,166,982
Waste Management, Inc.	1,710	273,993
		1,440,975

Fertilizers & Agricultural Chemicals–0.07%
Corteva, Inc.	8,084	348,825

Financial Exchanges & Data–0.11%
CME Group, Inc., Class A	2,444	539,024

Food Retail–0.51%
Casey’s General Stores, Inc.	3,803	728,427
Kroger Co. (The)	46,018	1,841,640
		2,570,067

Forest Products–0.08%
Louisiana-Pacific Corp.	6,835	402,787

Gas Utilities–0.18%
Atmos Energy Corp.	7,798	718,352
ONE Gas, Inc.	3,139	211,255
		929,607

General Merchandise Stores–0.50%
Target Corp.	9,795	2,542,978

Gold–0.20%
Newmont Corp.	18,639	1,006,506

Health Care Distributors–0.35%
AmerisourceBergen Corp.	2,757	336,409
Cardinal Health, Inc.	10,462	500,188
McKesson Corp.	4,470	929,224
		1,765,821

Health Care Equipment–1.38%
Abbott Laboratories	13,853	1,785,513
Baxter International, Inc.	2,529	199,690

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Fundamental Alternatives Fund

	Shares	Value
Health Care Equipment–(continued)
Becton, Dickinson and Co.	5,516	$1,321,578
Danaher Corp.	6,323	1,971,322
Hologic, Inc.(b)	7,893	578,636
IDEXX Laboratories, Inc.(b)	761	506,933
Medtronic PLC	4,879	584,797
		6,948,469

Health Care Facilities–0.22%
HCA Healthcare, Inc.	3,614	905,163
Universal Health Services, Inc., Class B	1,474	182,923
		1,088,086

Health Care Services–0.40%
Cigna Corp.	2,044	436,619
CVS Health Corp.	6,847	611,300
DaVita, Inc.(b)	1,400	144,536
Laboratory Corp. of America Holdings(b)	1,854	532,135
Quest Diagnostics, Inc.	2,092	307,064
		2,031,654

Health Care Supplies–0.04%
West Pharmaceutical Services, Inc.	506	217,519

Health Care Technology–0.15%
Cerner Corp.	10,271	763,033

Home Furnishings–0.05%
Mohawk Industries, Inc.(b)	1,301	230,550

Home Improvement Retail–0.27%
Home Depot, Inc. (The)	2,294	852,772
Lowe’s Cos., Inc.	2,272	531,239
		1,384,011

Homebuilding–0.07%
Lennar Corp., Class A	3,614	361,147

Homefurnishing Retail–0.03%
Williams-Sonoma, Inc.	950	176,444

Hotels, Resorts & Cruise Lines–0.05%
Marriott International, Inc., Class A(b)	1,711	273,794

Household Products–1.06%
Clorox Co. (The)	2,822	460,014
Colgate-Palmolive Co.	14,074	1,072,298
Kimberly-Clark Corp.	1,359	175,977
Procter & Gamble Co. (The)	20,319	2,905,414
Reynolds Consumer Products, Inc.	4,800	129,504
Spectrum Brands Holdings, Inc.	6,758	633,563
		5,376,770

Human Resource & Employment Services–0.07%
ManpowerGroup, Inc.	3,803	367,560

Hypermarkets & Super Centers–0.87%
Costco Wholesale Corp.	4,026	1,978,940
Walmart, Inc.	16,262	2,429,868
		4,408,808

Independent Power Producers & Energy Traders–0.06%
AES Corp. (The)	11,602	291,558

	Shares	Value
Industrial Conglomerates–0.17%
3M Co.	2,472	$441,697
General Electric Co.	2,044	214,355
Honeywell International, Inc.	973	212,717
		868,769

Industrial Machinery–0.07%
Illinois Tool Works, Inc.	1,474	335,880

Industrial REITs–0.26%
Duke Realty Corp.	12,172	684,553
EastGroup Properties, Inc.	1,901	375,980
Prologis, Inc.	1,729	250,636
		1,311,169

Insurance Brokers–0.11%
Aon PLC, Class A	1,711	547,383

Integrated Oil & Gas–0.33%
Chevron Corp.	8,369	958,167
Exxon Mobil Corp.	11,316	729,542
		1,687,709

Integrated Telecommunication Services–0.58%
AT&T, Inc.	60,767	1,534,974
Verizon Communications, Inc.	26,046	1,380,178
		2,915,152

Interactive Home Entertainment–0.71%
Activision Blizzard, Inc.	16,642	1,301,238
Electronic Arts, Inc.	11,126	1,560,422
Take-Two Interactive Software, Inc.(b)	4,030	729,430
		3,591,090

Interactive Media & Services–2.74%
Alphabet, Inc., Class A(b)	2,306	6,827,882
Alphabet, Inc., Class C(b)	1,162	3,445,806
Meta Platforms, Inc., Class A(b)	11,096	3,590,333
		13,864,021

Internet & Direct Marketing Retail–1.26%
Amazon.com, Inc.(b)	1,650	5,564,509
eBay, Inc.	7,323	561,821
Qurate Retail, Inc., Class A	22,063	230,338
		6,356,668

Internet Services & Infrastructure–0.27%
Akamai Technologies, Inc.(b)	3,803	401,064
VeriSign, Inc.(b)	4,279	952,805
		1,353,869

Investment Banking & Brokerage–0.49%
Charles Schwab Corp. (The)	6,562	538,281
Goldman Sachs Group, Inc. (The)	2,282	943,264
Morgan Stanley	9,510	977,438
		2,458,983

IT Consulting & Other Services–1.36%
Accenture PLC, Class A	9,700	3,480,263
Amdocs Ltd.	11,792	917,889
Cognizant Technology Solutions Corp., Class A	13,600	1,062,024
Gartner, Inc.(b)	2,454	814,507

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Fundamental Alternatives Fund

	Shares	Value
IT Consulting & Other Services–(continued)
International Business Machines Corp.	4,849	$ 606,610
		6,881,293

Life & Health Insurance–0.18%
Aflac, Inc.	5,611	301,142
MetLife, Inc.	2,800	175,840
Principal Financial Group, Inc.	6,562	440,245
		917,227

Life Sciences Tools & Services–0.80%
Agilent Technologies, Inc.	4,565	718,942
IQVIA Holdings, Inc.(b)	1,187	310,305
Mettler-Toledo International, Inc.(b)	257	380,586
PerkinElmer, Inc.	2,187	386,858
Thermo Fisher Scientific, Inc.	2,110	1,335,778
Waters Corp.(b)	2,432	893,882
		4,026,351

Managed Health Care–0.56%
Anthem, Inc.	1,540	670,100
Molina Healthcare, Inc.(b)	1,283	379,409
UnitedHealth Group, Inc.	3,918	1,804,121
		2,853,630

Marine–0.00%
HGIM Corp.	731	2,924

Movies & Entertainment–0.64%
Liberty Media Corp.-Liberty Formula One, Class C(b)	3,759	209,752
Netflix, Inc.(b)	2,500	1,725,775
Walt Disney Co. (The)(b)	5,268	890,661
World Wrestling Entertainment, Inc., Class A	6,371	389,204
		3,215,392

Multi-Sector Holdings–0.70%
Berkshire Hathaway, Inc., Class B(b)	12,237	3,512,141

Multi-Utilities–0.90%
Ameren Corp.	5,230	440,837
CMS Energy Corp.	5,896	355,824
Consolidated Edison, Inc.	14,645	1,104,233
Dominion Energy, Inc.	15,596	1,184,204
DTE Energy Co.	2,187	247,896
MDU Resources Group, Inc.	7,513	230,874
Public Service Enterprise Group, Inc.	4,470	285,186
Sempra Energy	2,092	267,002
WEC Energy Group, Inc.	4,661	419,770
		4,535,826

Oil & Gas Drilling–0.00%
Vantage Drilling International(b)	73	383

Oil & Gas Equipment & Services–0.12%
Halliburton Co.	16,072	401,639
TechnipFMC PLC (United Kingdom)(b)	27,414	202,041
		603,680

Oil & Gas Exploration & Production–0.20%
ConocoPhillips	3,502	260,864
Continental Resources, Inc.	5,410	264,062

	Shares	Value
Oil & Gas Exploration & Production–(continued)
EOG Resources, Inc.	5,421	$ 501,226
Sabine Oil & Gas Holdings, Inc.(b)(c)	115	156
		1,026,308

Oil & Gas Storage & Transportation–0.22%
Kinder Morgan, Inc.	28,686	480,491
Southcross Energy Partners L.P.(c)	17,192	1,117
Targa Resources Corp.	5,046	275,865
Williams Cos., Inc. (The)	12,268	344,608
		1,102,081

Packaged Foods & Meats–1.36%
Campbell Soup Co.	21,397	854,810
Conagra Brands, Inc.	7,988	257,214
Flowers Foods, Inc.	11,602	287,149
General Mills, Inc.	9,890	611,202
Hain Celestial Group, Inc. (The)(b)	7,609	341,416
Hershey Co. (The)	7,948	1,393,682
JM Smucker Co. (The)	2,472	303,710
Kellogg Co.	5,040	308,952
Kraft Heinz Co. (The)	17,783	638,232
Mondelez International, Inc., Class A	17,594	1,068,660
Tyson Foods, Inc., Class A	9,887	790,663
		6,855,690

Paper Packaging–0.05%
International Paper Co.	4,849	240,850

Personal Products–0.09%
Herbalife Nutrition Ltd.(b)	5,035	233,624
Nu Skin Enterprises, Inc., Class A	4,945	198,542
		432,166

Pharmaceuticals–2.42%
Bristol-Myers Squibb Co.	16,795	980,828
Eli Lilly and Co.	8,145	2,075,020
Johnson & Johnson	20,921	3,407,612
Merck & Co., Inc.	25,836	2,274,860
Pfizer, Inc.	57,440	2,512,426
Zoetis, Inc.	4,544	982,413
		12,233,159

Property & Casualty Insurance–0.45%
Allstate Corp. (The)	4,849	599,676
Chubb Ltd.	2,140	418,113
Old Republic International Corp.	26,765	691,340
Progressive Corp. (The)	5,865	556,471
		2,265,600

Publishing–0.32%
John Wiley & Sons, Inc., Class A	4,849	262,670
New York Times Co. (The), Class A	19,590	1,069,418
News Corp., Class A	11,411	261,312
		1,593,400

Railroads–0.37%
CSX Corp.	9,986	361,194
Norfolk Southern Corp.	600	175,830
Union Pacific Corp.	5,611	1,354,495
		1,891,519

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Fundamental Alternatives Fund

	Shares	Value
Real Estate Services–0.06%
CBRE Group, Inc., Class A(b)	3,044	$ 316,820

Regional Banks–0.41%
Citizens Financial Group, Inc.	6,942	328,912
Fifth Third Bancorp	11,126	484,315
Regions Financial Corp.	16,642	394,082
SVB Financial Group(b)	320	229,568
Synovus Financial Corp.	6,752	314,576
Umpqua Holdings Corp.	15,406	315,053
		2,066,506

Research & Consulting Services–0.31%
Booz Allen Hamilton Holding Corp.	9,890	859,045
IHS Markit Ltd.	2,764	361,310
Nielsen Holdings PLC	16,466	333,437
		1,553,792

Residential REITs–0.09%
Mid-America Apartment Communities, Inc.	2,282	466,007

Restaurants–0.94%
Chipotle Mexican Grill, Inc.(b)	196	348,690
Domino’s Pizza, Inc.	2,682	1,311,418
McDonald’s Corp.	7,988	1,961,453
Papa John’s International, Inc.	2,002	248,408
Starbucks Corp.	2,948	312,694
Yum! Brands, Inc.	4,565	570,351
		4,753,014

Semiconductor Equipment–0.38%
Applied Materials, Inc.	8,390	1,146,494
KLA Corp.	1,293	481,979
Lam Research Corp.	476	268,259
		1,896,732

Semiconductors–1.77%
Broadcom, Inc.	2,739	1,456,244
Intel Corp.	20,067	983,283
Microchip Technology, Inc.	4,754	352,224
Micron Technology, Inc.	2,853	197,142
NVIDIA Corp.	7,055	1,803,752
NXP Semiconductors N.V. (China)	1,474	296,068
Qorvo, Inc.(b)	1,997	335,955
QUALCOMM, Inc.	5,516	733,848
Skyworks Solutions, Inc.	1,522	254,372
Texas Instruments, Inc.	11,839	2,219,576
Xilinx, Inc.	1,725	310,500
		8,942,964

Soft Drinks–0.81%
Coca-Cola Co. (The)	30,143	1,699,161
Keurig Dr Pepper, Inc.	13,125	473,681
PepsiCo, Inc.	11,887	1,920,939
		4,093,781

Specialized Consumer Services–0.25%
H&R Block, Inc.	11,411	263,252
Service Corp. International	9,795	670,859
Terminix Global Holdings, Inc.(b)	8,558	346,428
		1,280,539

	Shares	Value
Specialized REITs–0.91%
Crown Castle International Corp.	2,472	$ 445,702
Extra Space Storage, Inc.	9,130	1,801,988
Life Storage, Inc.	2,257	302,009
Public Storage	5,373	1,784,803
Weyerhaeuser Co.	7,011	250,433
		4,584,935

Specialty Chemicals–0.41%
Celanese Corp.	1,426	230,313
DuPont de Nemours, Inc.	6,371	443,422
Sherwin-Williams Co. (The)	4,375	1,385,169
		2,058,904

Specialty Stores–0.05%
Bath & Body Works, Inc.	3,910	270,142

Systems Software–3.67%
CommVault Systems, Inc.(b)	3,296	202,704
Dolby Laboratories, Inc., Class A	10,033	886,416
Fortinet, Inc.(b)	1,283	431,524
Microsoft Corp.	38,706	12,835,684
NortonLifeLock, Inc.	11,171	284,302
Oracle Corp.	29,897	2,868,318
Palo Alto Networks, Inc.(b)	723	368,072
Teradata Corp.(b)(d)	12,088	683,697
		18,560,717

Technology Distributors–0.11%
Arrow Electronics, Inc.(b)	4,945	572,384

Technology Hardware, Storage & Peripherals–2.05%
Apple, Inc.	64,565	9,671,837
HP, Inc.	23,099	700,593
		10,372,430

Textiles–0.00%
Sunguard Availability Services Capital, Inc.	225	206

Thrifts & Mortgage Finance–0.05%
New York Community Bancorp, Inc.	19,401	241,154

Tobacco–0.49%
Altria Group, Inc.	15,977	704,746
Philip Morris International, Inc.	18,552	1,753,906
		2,458,652

Trading Companies & Distributors–0.12%
United Rentals, Inc.(b)	1,085	411,334
Watsco, Inc.	600	173,748
		585,082

Trucking–0.62%
Knight-Swift Transportation Holdings, Inc.	15,881	900,294
Landstar System, Inc.	4,470	785,871
Old Dominion Freight Line, Inc.	730	249,186
Ryder System, Inc.	4,470	379,726
Werner Enterprises, Inc.	17,594	797,360
		3,112,437
Total Common Stocks & Other Equity Interests (Cost $194,461,571)		268,401,100

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
U.S. Treasury Securities–13.21%
U.S. Treasury Bills–0.07%
0.05%, 02/17/2022(e)(f)	$348,000	$ 347,949

U.S. Treasury Notes–13.14%
0.13%, 05/31/2022	28,300,000	28,304,136
0.13%, 12/15/2023	30,100,000	29,836,037
0.38%, 12/31/2025	8,500,000	8,256,953
		66,397,126
Total U.S. Treasury Securities (Cost $67,181,772)		66,745,075

U.S. Dollar Denominated Bonds & Notes–7.86%
Aerospace & Defense–0.13%
Boeing Co. (The),
4.51%, 05/01/2023	150,000	157,318
2.75%, 02/01/2026	177,000	183,099
General Dynamics Corp., 3.25%, 04/01/2025	300,000	319,533
		659,950

Agricultural & Farm Machinery–0.06%
Deere & Co., 2.75%, 04/15/2025	310,000	326,538

Air Freight & Logistics–0.05%
United Parcel Service, Inc., 2.45%, 10/01/2022	232,000	236,550

Airlines–0.22%
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/2024	800,000	832,648
Southwest Airlines Co., 4.75%, 05/04/2023	253,000	267,820
		1,100,468

Application Software–0.08%
Adobe, Inc., 3.25%, 02/01/2025	300,000	319,439
Citrix Systems, Inc., 1.25%, 03/01/2026	104,000	101,292
		420,731

Asset Management & Custody Banks–0.29%
FS KKR Capital Corp., 4.63%, 07/15/2024	442,000	472,597
Golub Capital BDC, Inc., 3.38%, 04/15/2024	312,000	323,316
Legg Mason, Inc., 4.75%, 03/15/2026	90,000	102,040
Main Street Capital Corp., 5.20%, 05/01/2024	280,000	302,467
Owl Rock Capital Corp., 5.25%, 04/15/2024	223,000	241,238
		1,441,658

Automobile Manufacturers–0.23%
American Honda Finance Corp., 2.05%, 01/10/2023	252,000	256,713
General Motors Financial Co., Inc.,
3.25%, 01/05/2023	55,000	56,506
5.25%, 03/01/2026	125,000	141,413

	Principal Amount	Value
Automobile Manufacturers–(continued)
Toyota Motor Credit Corp.,
2.15%, 09/08/2022	$168,000	$ 170,677
0.35%, 10/14/2022	211,000	211,115
2.63%, 01/10/2023	170,000	174,404
2.70%, 01/11/2023	155,000	159,154
		1,169,982

Biotechnology–0.31%
AbbVie, Inc.,
3.25%, 10/01/2022	200,000	203,523
2.90%, 11/06/2022	475,000	485,923
3.20%, 11/06/2022	148,000	151,348
2.30%, 11/21/2022	475,000	483,365
Biogen, Inc., 3.63%, 09/15/2022	216,000	221,980
		1,546,139

Cable & Satellite–0.01%
Time Warner Entertainment Co. L.P., 8.38%, 03/15/2023	60,000	66,205

Computer & Electronics Retail–0.04%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	170,000	200,385

Construction Machinery & Heavy Trucks–0.03%
Caterpillar Financial Services Corp., 1.90%, 09/06/2022	166,000	168,285

Consumer Finance–0.10%
American Express Co., 2.65%, 12/02/2022	232,000	237,228
Capital One Bank USA N.A., 3.38%, 02/15/2023	250,000	258,535
		495,763

Data Processing & Outsourced Services–0.02%
Western Union Co. (The), 1.35%, 03/15/2026	100,000	97,971

Distillers & Vintners–0.16%
Diageo Capital PLC (United Kingdom),
2.63%, 04/29/2023	379,000	388,941
3.50%, 09/18/2023	404,000	425,785
		814,726

Diversified Banks–1.87%
Banco Santander S.A. (Spain), 3.85%, 04/12/2023	200,000	209,003
Bank of America Corp.,
4.45%, 03/03/2026	269,000	298,199
3.50%, 04/19/2026	185,000	199,894
1.32%, 06/19/2026(g)	195,000	193,566
1.20%, 10/24/2026(g)	205,000	201,674
Bank of Montreal (Canada), 2.35%, 09/11/2022	172,000	174,988
Barclays PLC (United Kingdom),
4.61%, 02/15/2023(g)	337,000	340,897
4.38%, 09/11/2024(d)	494,000	533,241
BNP Paribas S.A. (France), 3.25%, 03/03/2023	166,000	172,125
Citigroup, Inc.,
2.70%, 10/27/2022	322,000	328,581
3.11%, 04/08/2026(g)	297,000	312,928

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Diversified Banks–(continued)
HSBC Holdings PLC (United Kingdom),
3.26%, 03/13/2023(g)	$408,000	$ 412,061
3.60%, 05/25/2023	322,000	336,697
JPMorgan Chase & Co.,
3.38%, 05/01/2023	338,000	351,643
2.01%, 03/13/2026(g)	200,000	203,897
2.08%, 04/22/2026(g)	200,000	204,067
1.05%, 11/19/2026(g)	208,000	203,059
Lloyds Banking Group PLC (United Kingdom), 3.90%, 03/12/2024	978,000	1,043,766
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.46%, 03/02/2023	241,000	250,101
NatWest Group PLC (United Kingdom),
6.13%, 12/15/2022	60,000	63,573
6.10%, 06/10/2023	18,000	19,417
6.00%, 12/19/2023	81,000	89,184
5.13%, 05/28/2024	854,000	933,069
Royal Bank of Canada (Canada), 4.65%, 01/27/2026	180,000	202,011
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.63%, 07/14/2026	193,000	200,493
Toronto-Dominion Bank (The) (Canada), 3.50%, 07/19/2023(d)	422,000	443,618
U.S. Bank N.A., 3.40%, 07/24/2023	250,000	261,946
Wells Fargo & Co.,
Series M, 3.45%, 02/13/2023	88,000	91,134
2.19%, 04/30/2026(g)	190,000	194,251
Westpac Banking Corp. (Australia),
3.65%, 05/15/2023	27,000	28,313
3.30%, 02/26/2024(d)	902,000	953,617
		9,451,013

Diversified Capital Markets–0.13%
Deutsche Bank AG (Germany),
3.70%, 05/30/2024	298,000	315,263
3.70%, 05/30/2024	303,000	320,851
		636,114

Drug Retail–0.02%
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	100,000	107,239

Electric Utilities–0.08%
Edison International,
2.40%, 09/15/2022	32,000	32,402
2.95%, 03/15/2023	72,000	73,506
ITC Holdings Corp., 2.70%, 11/15/2022	94,000	95,856
NextEra Energy Capital Holdings, Inc., 1.95%, 09/01/2022	99,000	100,270
Pacific Gas and Electric Co., 1.75%, 06/16/2022	112,000	111,751
		413,785

Electronic Equipment & Instruments–0.02%
Vontier Corp., 1.80%, 04/01/2026(h)	100,000	98,545

Electronic Manufacturing Services–0.01%
Jabil, Inc., 4.70%, 09/15/2022	38,000	39,323

	Principal Amount	Value
Fertilizers & Agricultural Chemicals–0.01%
Mosaic Co. (The), 3.25%, 11/15/2022	$40,000	$ 41,004

Financial Exchanges & Data–0.02%
Moody’s Corp., 4.50%, 09/01/2022	119,000	121,768

Gas Utilities–0.01%
National Fuel Gas Co., 3.75%, 03/01/2023	40,000	41,212

Health Care Facilities–0.20%
CommonSpirit Health, 2.95%, 11/01/2022	121,000	123,786
HCA, Inc.,
4.75%, 05/01/2023	68,000	71,896
5.00%, 03/15/2024	755,000	821,880
		1,017,562

Health Care REITs–0.04%
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	179,000	201,222

Health Care Services–0.05%
CVS Health Corp., 2.75%, 12/01/2022	239,000	243,382

Home Furnishings–0.03%
Mohawk Industries, Inc., 3.85%, 02/01/2023	128,000	131,917

Homebuilding–0.04%
Lennar Corp., 4.75%, 11/15/2022	39,000	40,219
NVR, Inc., 3.95%, 09/15/2022	140,000	142,834
		183,053

Hotel & Resort REITs–0.03%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	150,000	162,788

Hotels, Resorts & Cruise Lines–0.04%
Expedia Group, Inc., 3.60%, 12/15/2023	70,000	73,665
Hyatt Hotels Corp., 4.85%, 03/15/2026	133,000	146,590
		220,255

Hypermarkets & Super Centers–0.14%
Walmart, Inc.,
2.35%, 12/15/2022	234,000	238,938
2.55%, 04/11/2023	439,000	450,802
		689,740

Independent Power Producers & Energy Traders–0.16%
Enel Generacion Chile S.A. (Chile), 4.25%, 04/15/2024	770,000	824,300

Industrial Conglomerates–0.12%
General Electric Co.,
3.15%, 09/07/2022	246,000	251,942
3.10%, 01/09/2023	266,000	273,887
Honeywell International, Inc., 0.48%, 08/19/2022	89,000	89,012
		614,841

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Integrated Oil & Gas–0.40%
BP Capital Markets PLC (United Kingdom),
2.75%, 05/10/2023	$499,000	$ 515,137
3.51%, 03/17/2025	300,000	321,982
Exxon Mobil Corp., 1.57%, 04/15/2023	966,000	980,773
Shell International Finance B.V. (Netherlands), 2.38%, 08/21/2022	182,000	184,989
		2,002,881

Integrated Telecommunication Services–0.04%
British Telecommunications PLC (United Kingdom), 4.50%, 12/04/2023	200,000	214,252

Interactive Media & Services–0.16%
Weibo Corp. (China), 3.50%, 07/05/2024	785,000	816,134

Internet & Direct Marketing Retail–0.10%
Alibaba Group Holding Ltd. (China), 2.80%, 06/06/2023	347,000	357,723
eBay, Inc., 2.75%, 01/30/2023	157,000	160,946
		518,669

Investment Banking & Brokerage–0.56%
BGC Partners, Inc., 5.38%, 07/24/2023	53,000	56,444
Goldman Sachs Group, Inc. (The),
3.63%, 01/22/2023	382,000	396,098
3.20%, 02/23/2023	295,000	304,002
2.91%, 06/05/2023(g)	290,000	293,849
2.91%, 07/24/2023(g)	379,000	385,083
Morgan Stanley,
4.88%, 11/01/2022	285,000	297,129
3.13%, 01/23/2023	425,000	438,364
3.75%, 02/25/2023	425,000	442,382
Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	200,000	196,966
		2,810,317

Managed Health Care–0.07%
Anthem, Inc., 3.30%, 01/15/2023	178,000	183,835
Humana, Inc., 3.15%, 12/01/2022	177,000	180,843
		364,678

Movies & Entertainment–0.08%
RELX Capital, Inc. (United Kingdom), 3.50%, 03/16/2023	148,000	153,380
TWDC Enterprises 18 Corp., 2.35%, 12/01/2022	244,000	248,938
		402,318

Multi-line Insurance–0.09%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	140,000	162,518
XLIT Ltd. (Bermuda), 4.45%, 03/31/2025	290,000	318,104
		480,622

Multi-Utilities–0.10%
DTE Energy Co.,
2.25%, 11/01/2022	94,000	95,542
Series H, 0.55%, 11/01/2022	134,000	134,070

	Principal Amount	Value
Multi-Utilities–(continued)
Public Service Enterprise Group, Inc., 2.65%, 11/15/2022	$125,000	$ 127,505
Sempra Energy, 2.90%, 02/01/2023	155,000	159,094
		516,211

Office REITs–0.04%
Office Properties Income Trust, 2.65%, 06/15/2026	199,000	199,040

Oil & Gas Equipment & Services–0.06%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/2022	289,000	295,554

Oil & Gas Refining & Marketing–0.03%
HollyFrontier Corp., 5.88%, 04/01/2026	140,000	159,595

Oil & Gas Storage & Transportation–0.17%
Enable Midstream Partners L.P., 3.90%, 05/15/2024	381,000	401,669
Energy Transfer L.P.,
3.60%, 02/01/2023	50,000	51,370
4.25%, 03/15/2023	59,000	61,182
Series 5Y, 4.20%, 09/15/2023	52,000	54,845
Energy Transfer L.P./Regency Energy Finance Corp.,
5.00%, 10/01/2022	43,000	44,225
4.50%, 11/01/2023	54,000	57,154
ONEOK Partners L.P., 3.38%, 10/01/2022	175,000	178,006
Plains All American Pipeline L.P./PAA Finance Corp., 2.85%, 01/31/2023	36,000	36,642
		885,093

Pharmaceuticals–0.13%
Johnson & Johnson, 2.05%, 03/01/2023	120,000	122,325
Mylan, Inc., 4.20%, 11/29/2023	53,000	56,137
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024(d)	435,000	460,155
		638,617

Property & Casualty Insurance–0.02%
Fidelity National Financial, Inc., 5.50%, 09/01/2022	123,000	128,033

Railroads–0.03%
Norfolk Southern Corp., 2.90%, 02/15/2023	127,000	130,085

Regional Banks–0.09%
First Horizon Corp., 3.55%, 05/26/2023	88,000	91,380
People’s United Financial, Inc., 3.65%, 12/06/2022	128,000	131,120
Santander Holdings USA, Inc., 3.40%, 01/18/2023	206,000	212,057
		434,557

Retail REITs–0.02%
Simon Property Group L.P., 3.30%, 01/15/2026	95,000	101,995

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Semiconductors–0.16%
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.65%, 01/15/2023		$62,000	$63,589
Broadcom, Inc., 4.25%, 04/15/2026		90,000	99,010
Intel Corp., 2.70%, 12/15/2022		303,000	310,678
QUALCOMM, Inc., 2.60%, 01/30/2023		316,000	323,938
			797,215

Specialized REITs–0.13%
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/2023		239,000	249,730
GLP Capital L.P./GLP Financing II, Inc.,
5.38%, 11/01/2023		50,000	53,719
3.35%, 09/01/2024		327,000	344,954
			648,403

Specialty Chemicals–0.02%
PPG Industries, Inc., 1.20%, 03/15/2026		100,000	98,321

Systems Software–0.13%
Oracle Corp., 2.50%, 10/15/2022		548,000	558,150
VMware, Inc., 2.95%, 08/21/2022		78,000	79,322
			637,472

Technology Distributors–0.02%
Avnet, Inc., 4.63%, 04/15/2026		90,000	99,476

Technology Hardware, Storage & Peripherals–0.18%
Apple, Inc.,
2.10%, 09/12/2022		234,000	237,278
3.25%, 02/23/2026		185,000	199,593
Hewlett Packard Enterprise Co., 4.40%, 10/15/2022		257,000	264,719
HP, Inc., 1.45%, 06/17/2026(h)		206,000	203,045
			904,635

Tobacco–0.09%
Philip Morris International, Inc.,
2.38%, 08/17/2022		154,000	156,233
2.50%, 08/22/2022		156,000	158,696
2.50%, 11/02/2022		161,000	164,203
			479,132

Trading Companies & Distributors–0.01%
Aircastle Ltd., 4.40%, 09/25/2023		63,000	66,706

Water Utilities–0.16%
American Water Capital Corp., 3.85%, 03/01/2024		740,000	785,885

Wireless Telecommunication Services–0.02%
Vodafone Group PLC (United Kingdom), 2.50%, 09/26/2022		121,000	123,125
Total U.S. Dollar Denominated Bonds & Notes (Cost $39,814,593)			39,723,435

Non-U.S. Dollar Denominated Bonds & Notes–3.37%(i)
Aerospace & Defense–0.19%
Airbus Finance B.V. (France), 2.38%, 04/02/2024(h)	EUR	384,000	467,321

	Principal Amount		Value
Aerospace & Defense–(continued)
Thales S.A. (France), 0.75%, 01/23/2025(h)	EUR	400,000	$471,668
			938,989

Apparel, Accessories & Luxury Goods–0.02%
EssilorLuxottica S.A. (France), 2.38%, 04/09/2024(h)	EUR	100,000	122,410

Application Software–0.07%
SAP SE (Germany), 0.01%, 05/17/2023(h)	EUR	300,000	348,465

Automobile Manufacturers–0.10%
BMW Finance N.V. (Germany),
0.63%, 10/06/2023(h)	EUR	53,000	62,256
1.00%, 01/21/2025(h)	EUR	41,000	48,952
Daimler International Finance B.V. (Germany), 2.00%, 08/22/2026(h)	EUR	70,000	87,913
Nissan Motor Co. Ltd. (Japan), 2.65%, 03/17/2026(h)	EUR	100,000	124,101
RCI Banque S.A. (France), 1.75%, 04/10/2026(h)	EUR	50,000	60,324
Volkswagen Leasing GmbH (Germany),
1.50%, 06/19/2026(h)	EUR	35,000	42,404
0.38%, 07/20/2026(h)	EUR	75,000	86,253
			512,203

Brewers–0.06%
Anheuser-Busch InBev S.A./N.V. (Belgium), 2.88%, 09/25/2024(h)	EUR	242,000	304,744

Broadcasting–0.12%
ITV PLC (United Kingdom), 1.38%, 09/26/2026(h)	EUR	100,000	119,328
TDF Infrastructure S.A.S.U. (France), 2.88%, 10/19/2022(h)	EUR	400,000	471,984
			591,312

Building Products–0.05%
CRH Finland Services OYJ (Ireland), 0.88%, 11/05/2023(h)	EUR	200,000	235,631

Cable & Satellite–0.02%
SES S.A. (Luxembourg), 1.63%, 03/22/2026(h)	EUR	100,000	120,691

Construction & Engineering–0.09%
Autoroutes du Sud de la France S.A. (France),
2.88%, 01/18/2023(h)	EUR	100,000	120,107
2.95%, 01/17/2024(h)	EUR	100,000	122,801
ISS GLOBAL A/S (Denmark), 0.88%, 06/18/2026(h)	EUR	100,000	116,901
Worley US Finance Sub Ltd. (Australia), 0.88%, 06/09/2026(h)	EUR	100,000	115,873
			475,682

Construction Materials–0.02%
HeidelbergCement Finance (Luxembourg) S.A. (Germany), 1.63%, 04/07/2026(h)	EUR	70,000	85,254

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Consumer Finance–0.09%
Santander Consumer Finance S.A. (Spain),
1.13%, 10/09/2023(h)	EUR	100,000	$118,495
1.00%, 02/27/2024(h)	EUR	300,000	355,139
			473,634

Diversified Banks–1.04%
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 0.38%, 10/02/2024(h)	EUR	500,000	582,849
Banco Santander S.A. (Spain), 1.38%, 12/14/2022(h)	EUR	100,000	117,820
Banque Federative du Credit Mutuel S.A. (France), 1.25%, 01/14/2025(h)	EUR	100,000	120,133
Belfius Bank S.A. (Belgium), 0.01%, 10/15/2025(h)	EUR	300,000	344,643
BNP Paribas S.A. (France), 2.88%, 10/01/2026(h)	EUR	100,000	127,887
BPCE S.A. (France),
0.88%, 01/31/2024(h)	EUR	100,000	117,999
0.63%, 09/26/2024(h)	EUR	500,000	587,210
Cooperatieve Rabobank U.A. (Netherlands), 0.63%, 02/27/2024(h)	EUR	100,000	117,552
Credit Agricole S.A. (France),
1.00%, 09/16/2024(h)	EUR	100,000	119,268
1.38%, 03/13/2025(h)	EUR	300,000	360,381
0.38%, 10/21/2025(h)	EUR	100,000	116,221
de Volksbank N.V. (Netherlands), 0.01%, 09/16/2024(h)	EUR	200,000	231,855
Euroclear Bank S.A. (Belgium), 0.50%, 07/10/2023(h)	EUR	100,000	117,164
HSBC Continental Europe S.A. (France), 0.60%, 03/20/2023(h)	EUR	400,000	468,333
ING Groep N.V. (Netherlands),
1.00%, 09/20/2023(h)	EUR	100,000	118,173
1.13%, 02/14/2025(h)	EUR	100,000	119,250
0.10%, 09/03/2025(g)(h)	EUR	200,000	230,866
KBC Group N.V. (Belgium), 1.13%, 01/25/2024(h)	EUR	100,000	118,849
National Australia Bank Ltd. (Australia), 1.25%, 05/18/2026(h)	EUR	35,000	42,363
Nationale-Nederlanden Bank N.V. (Netherlands), 0.38%, 05/31/2023(h)	EUR	300,000	349,978
Nordea Bank Abp (Finland),
1.00%, 02/22/2023(h)	EUR	108,000	127,063
1.13%, 02/12/2025(h)	EUR	100,000	120,053
OP Corporate Bank PLC (Finland), 0.38%, 02/26/2024(h)	EUR	121,000	141,738
Raiffeisen Bank International AG (Austria), 1.00%, 12/04/2023(h)	EUR	200,000	236,582
Volkswagen Bank GmbH (Germany), 2.50%, 07/31/2026(h)	EUR	100,000	126,536
			5,260,766

Diversified Chemicals–0.07%
BASF SE (Germany),
0.10%, 06/05/2023(h)	EUR	200,000	232,516
2.50%, 01/22/2024(h)	EUR	80,000	97,716
			330,232

	Principal Amount		Value
Diversified Support Services–0.10%
Adecco International Financial Services B.V. (Switzerland), 1.50%, 11/22/2022(h)	EUR	229,000	$268,490
APRR S.A. (France), 1.50%, 01/15/2024(h)	EUR	200,000	238,999
			507,489

Electric Utilities–0.05%
Enel Finance International N.V. (Italy), 5.25%, 09/29/2023	EUR	177,000	226,113

Food Retail–0.03%
ELO SACA (France), 2.88%, 01/29/2026(h)	EUR	100,000	125,312

Health Care Equipment–0.05%
Becton, Dickinson and Co., 1.90%, 12/15/2026	EUR	100,000	123,895
Zimmer Biomet Holdings, Inc., 2.43%, 12/13/2026	EUR	100,000	125,816
			249,711

Health Care Services–0.01%
Fresenius Medical Care AG & Co. KGaA (Germany), 0.63%, 11/30/2026(h)	EUR	50,000	58,403

Integrated Oil & Gas–0.13%
Eni S.p.A. (Italy), 1.00%, 03/14/2025(h)	EUR	179,000	213,012
OMV AG (Austria), 0.75%, 12/04/2023(h)	EUR	143,000	168,510
Shell International Finance B.V. (Netherlands), 0.38%, 02/15/2025(h)	EUR	222,000	259,666
			641,188

IT Consulting & Other Services–0.02%
DXC Technology Co., 1.75%, 01/15/2026	EUR	100,000	121,303

Life & Health Insurance–0.03%
Ethias S.A. (Belgium), 5.00%, 01/14/2026(h)	EUR	100,000	134,681

Multi-Sector Holdings–0.14%
Criteria Caixa S.A. (Spain), 1.50%, 05/10/2023(h)	EUR	400,000	473,502
EXOR N.V. (Netherlands), 2.13%, 12/02/2022(h)	EUR	190,000	224,050
			697,552

Office REITs–0.12%
Globalworth Real Estate Investments Ltd. (Romania), 2.95%, 07/29/2026(h)	EUR	100,000	123,542
Inmobiliaria Colonial SOCIMI S.A. (Spain), 1.63%, 11/28/2025(h)	EUR	400,000	485,098
			608,640

Other Diversified Financial Services–0.27%
Clearstream Banking AG (Germany), 0.01%, 12/01/2025(h)	EUR	200,000	230,072
FCA Bank S.p.A. (Italy), 0.25%, 02/28/2023(h)	EUR	457,000	530,755

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Other Diversified Financial Services–(continued)
JAB Holdings B.V. (Austria), 1.75%, 06/25/2026(h)	EUR	100,000	$121,901
LeasePlan Corp. N.V. (Netherlands),
0.13%, 09/13/2023	EUR	100,000	116,069
3.50%, 04/09/2025(h)	EUR	294,000	377,315
			1,376,112

Packaged Foods & Meats–0.02%
JDE Peet’s N.V. (Netherlands), 0.01%, 01/16/2026(h)	EUR	100,000	113,938

Paper Products–0.03%
Smurfit Kappa Acquisitions ULC (Ireland), 2.88%, 01/15/2026(h)	EUR	100,000	126,835
Pharmaceuticals–0.09%
Bayer AG (Germany), 0.38%, 07/06/2024(h)	EUR	400,000	466,727

Precious Metals & Minerals–0.02%
Anglo American Capital PLC (South Africa), 1.63%, 03/11/2026(h)	EUR	100,000	120,376

Real Estate Operating Companies–0.05%
CPI Property Group S.A. (Czech Republic), 2.75%, 05/12/2026(h)	EUR	100,000	124,720
Samhallsbyggnadsbolaget i Norden AB (Sweden), 1.13%, 09/04/2026(h)	EUR	100,000	117,266
			241,986

Renewable Electricity–0.02%
Southern Power Co., 1.85%, 06/20/2026	EUR	100,000	123,694

Restaurants–0.04%
Sodexo S.A. (France), 0.75%, 04/27/2025(h)	EUR	170,000	200,824

Specialized REITs–0.02%
American Tower Corp., 1.95%, 05/22/2026	EUR	100,000	123,010

Thrifts & Mortgage Finance–0.07%
Deutsche Pfandbriefbank AG (Germany), 0.75%, 02/07/2023(h)	EUR	300,000	350,590

Tobacco–0.03%
Imperial Brands Finance PLC (United Kingdom), 3.38%, 02/26/2026(h)	EUR	100,000	128,554

Wireless Telecommunication Services–0.09%
Eutelsat S.A. (France), 3.13%, 10/10/2022(h)	EUR	400,000	475,303
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $17,990,449)			17,018,354

	Principal Amount	Value
Variable Rate Senior Loan Interests–0.04%(j)(k)
Advertising–0.04%
Checkout Holding Corp., First Lien Term Loan, 8.50% (1 mo. USD LIBOR + 7.50%), 02/15/2023	$124,759	$120,236
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate, 08/15/2023(l)	108,102	56,213
		176,449

Casinos & Gaming–0.00%
Caesars Resort Collection LLC, Term Loan B, 2.84% (1 mo. USD LIBOR + 2.75%), 12/23/2024	4,595	4,579

Movies & Entertainment–0.00%
Deluxe Entertainment Services Group, Inc., First Lien Term Loan, -%, 03/25/2024 (Acquired 10/04/2019-09/30/2021; Cost $8,272)(c)(m)(n)(o)	9,329	0

Oil & Gas Drilling–0.00%
McDermott International Ltd., -%, 06/30/2025(m)	66	30

Oil & Gas Storage & Transportation–0.00%
Southcross Energy Partners L.P., Revolver Loan, 0.00%, 01/31/2025(c)(p)	18,571	18,200
Total Variable Rate Senior Loan Interests (Cost $245,417)		199,258

	Shares
Preferred Stocks–0.01%
Oil & Gas Storage & Transportation–0.01%
Southcross Energy Partners L.P., Series A, Pfd.(c)	68,467	37,314
Southcross Energy Partners L.P., Series B, Pfd.(c)	18,070	37,496
Total Preferred Stocks (Cost $68,449)		74,810

	Principal Amount
Event-Linked Bonds–0.00%

Windstorm–0.00%
Akibare Re Ltd. (Japan), Series 2016-1, Class A, Catastrophe Linked Notes, 0.10%, 04/07/2023 (Cost $482,318)(h)	$482,286	1,640

	Shares
Money Market Funds–6.14%
Invesco Treasury Portfolio, Institutional Class, 0.01%(q)(r) (Cost $31,020,428)	31,020,428	31,020,428
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-83.76% (Cost $351,264,997)		423,184,100
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.50%
Invesco Private Government Fund, 0.02%(q)(r)(s)	756,501	756,501

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Fundamental Alternatives Fund

	Shares	Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(q)(r)(s)	1,764,464	$1,765,170
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,521,671)		2,521,671
TOTAL INVESTMENTS IN SECURITIES–84.26% (Cost $353,786,668)		425,705,771
OTHER ASSETS LESS LIABILITIES—15.74%		79,516,797
NET ASSETS–100.00%		$505,222,568

Investment Abbreviations:

EUR	– Euro
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	All or a portion of this security was out on loan at October 31, 2021.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1O.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $16,361,684, which represented 3.24% of the Fund’s Net Assets.

(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(k)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(m)	This variable rate interest will settle after October 31, 2021, at which time the interest rate will be determined.
(n)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at October 31, 2021 represented less than 1% of the Fund’s Net Assets.

(o)	Restricted security. The value of this security at October 31, 2021 represented less than 1% of the Fund’s Net Assets.
(p)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(q)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Treasury Portfolio, Institutional Class	$120,924,059	$340,349,710	$(430,253,341)	$-	$-	$31,020,428	$6,265
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	3,378,510	(2,622,009)	-	-	756,501	28	*
Invesco Private Prime Fund	-	7,875,432	(6,110,262)	-	-	1,765,170	369	*
Total	$120,924,059	$351,603,652	$(438,985,612)	$-	$-	$33,542,099	$6,662

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(r)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(s)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Fundamental Alternatives Fund

	Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

LME Aluminum	15	December-2021	$1,019,531	$(90,515)	$(90,515)

LME Copper	1	December-2021	238,963	(14,991)	(14,991)

Subtotal				(105,506)	(105,506)

Equity Risk

E-Mini Russell 2000 Index	41	December-2021	4,705,365	137,276	137,276

EURO STOXX 50 Index	103	December-2021	5,044,911	99,365	99,365

FTSE 100 Index	76	December-2021	7,513,672	208,897	208,897

MSCI Emerging Market Index	40	December-2021	2,524,000	(78,648)	(78,648)

Tokyo Stock Price Index	36	December-2021	6,293,485	(86,972)	(86,972)

Subtotal				279,918	279,918

Interest Rate Risk

Australia 10 Year Bonds	221	December-2021	22,418,676	(1,559,612)	(1,559,612)

Canada 10 Year Bonds	162	December-2021	18,450,145	(643,135)	(643,135)

Japan 10 Year Bonds	2	December-2021	2,655,319	(8,532)	(8,532)

Long Gilt	83	December-2021	14,189,626	(437,584)	(437,584)

U.S. Treasury 5 Year Notes	318	December-2021	38,716,500	(532,701)	(532,701)

U.S. Treasury Long Bonds	62	December-2021	9,972,313	(107,420)	(107,420)

Subtotal				(3,288,984)	(3,288,984)

Subtotal–Long Futures Contracts				(3,114,572)	(3,114,572)

Short Futures Contracts

Commodity Risk

Coffee ’C’	2	December-2021	(152,963)	(8,519)	(8,519)

Corn	5	December-2021	(142,063)	(5,982)	(5,982)

Cotton No. 2	10	December-2021	(574,250)	(116,245)	(116,245)

Gold 100 Oz.	3	December-2021	(535,170)	(7,676)	(7,676)

LME Aluminum	15	December-2021	(1,019,531)	(620)	(620)

LME Aluminum	18	January-2022	(1,223,100)	98,607	98,607

LME Copper	1	December-2021	(238,962)	(5,266)	(5,266)

Low Sulphur Gas Oil	5	March-2022	(345,750)	(5,015)	(5,015)

Silver	2	December-2021	(239,490)	2,944	2,944

Soybean	8	July-2022	(509,400)	(8,801)	(8,801)

Soybean Oil	7	December-2021	(257,334)	(18,077)	(18,077)

Sugar No. 11	6	February-2022	(129,494)	569	569

Wheat	4	December-2021	(154,550)	(8,235)	(8,235)

Subtotal				(82,316)	(82,316)

Equity Risk

E-Mini S&P 500 Index	713	December-2021	(163,883,050)	(3,612,797)	(3,612,797)

Interest Rate Risk

Euro-Bobl	44	December-2021	(6,803,568)	69,909	69,909

Euro-Schatz	50	December-2021	(6,471,287)	17,987	17,987

U.S. Treasury 2 Year Notes	22	December-2021	(4,823,500)	20,754	20,754

Subtotal				108,650	108,650

Subtotal–Short Futures Contracts				(3,586,463)	(3,586,463)

Total Futures Contracts				$(6,701,035)	$(6,701,035)

(a)	Futures contracts collateralized by $13,115,792 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Fundamental Alternatives Fund

		Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized
Date	Counterparty	Deliver		Receive		Appreciation
Currency Risk
11/17/2021	Citibank, N.A.	EUR	14,888,000	USD	17,484,897	$269,358

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 36, Version 1	Sell	5.00%	Quarterly	06/20/2026	2.894%	USD	10,500,000	$858,198	$924,924	$66,726

(a)	Centrally cleared swap agreements collateralized by $808,423 cash held with Citigroup Global Markets, Inc.
(b)

Implied credit spreads represent the current level, as of October 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity(b)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Heating Oil type A Excess Return Index	0.06%	Monthly	3,500	February–2022	USD	339,533	$-	$10,776	$10,776
Merrill Lynch International	Pay	Merrill Lynch Soybean Meal Index	0.05	Monthly	900	July–2022	USD	534,718	-	0	0
Subtotal – Appreciation									-	10,776	10,776
Commodity Risk
Canadian Imperial Bank of Commerce	Pay	CIBC LME Copper Standard Roll Excess Return Index	0.06	Monthly	2,570	April–2022	USD	1,377,752	-	(2,149)	(2,149)
Total – Total Return Swap Agreements									$-	$8,627	$8,627

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage

Macquarie Single Commodity Heating Oil type A Excess Return Index

	Long Futures Contracts

	Heating Oil	100%

Merrill Lynch Soybean Meal Index

	Long Futures Contracts

	Soybean Meal	100%

CIBC LME Copper Standard Roll Excess Return Index

	Long Futures Contracts

	Copper	100%

Abbreviations:

EUR –Euro

USD –U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Fundamental Alternatives Fund

Consolidated Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $320,244,569)*	$392,163,672
Investments in affiliated money market funds, at value (Cost $33,542,099)	33,542,099
Other investments:
Variation margin receivable – futures contracts	13,652,719
Unrealized appreciation on LME futures contracts	98,607
Swaps receivable – OTC	3,039
Unrealized appreciation on swap agreements – OTC	10,776
Unrealized appreciation on forward foreign currency contracts outstanding	269,358
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	13,115,792
Cash collateral – centrally cleared swap agreements	808,423
Cash	53,661,454
Foreign currencies, at value (Cost $80,200)	79,870
Receivable for:
Investments sold	1,819,905
Fund shares sold	215,030
Dividends	624,575
Interest	512,276
Investment for trustee deferred compensation and retirement plans	112,605
Other assets	216,893
Total assets	510,907,093

Liabilities:
Other investments:
Variation margin payable – centrally cleared swap agreements	357,628
Swaps payable – OTC	6,344
Unrealized depreciation on LME futures contracts	111,392
Unrealized depreciation on swap agreements–OTC	2,149
Payable for:
Investments purchased	1,590,617
Fund shares reacquired	356,797
Collateral upon return of securities loaned	2,521,671
Accrued fees to affiliates	281,200
Accrued other operating expenses	276,754
Trustee deferred compensation and retirement plans	161,402
Unfunded loan commitments	18,571
Total liabilities	5,684,525
Net assets applicable to shares outstanding	$505,222,568

Net assets consist of:
Shares of beneficial interest	$445,210,867
Distributable earnings	60,011,701
$505,222,568

Net Assets:
Class A	$362,633,621
Class C	$19,400,692
Class R	$12,754,947
Class Y	$103,679,683
Class R5	$10,288
Class R6	$6,743,337

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	13,300,379
Class C	807,832
Class R	490,528
Class Y	3,710,928
Class R5	377
Class R6	240,049
Class A:
Net asset value per share	$27.26
Maximum offering price per share (Net asset value of $27.26 ÷ 94.50%)	$28.85
Class C:
Net asset value and offering price per share	$24.02
Class R:
Net asset value and offering price per share	$26.00
Class Y:
Net asset value and offering price per share	$27.94
Class R5:
Net asset value and offering price per share	$27.29
Class R6:
Net asset value and offering price per share	$28.09

*	At October 31, 2021, securities with an aggregate value of $2,467,991 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Fundamental Alternatives Fund

Consolidated Statement of Operations

For the year ended October 31, 2021

Investment income:
Interest	$1,089,628

Dividends (net of foreign withholding taxes of $9,678)	5,474,564

Dividends from affiliated money market funds (includes securities lending income of $481)	6,746

Total investment income	6,570,938

Expenses:
Advisory fees	5,246,550

Administrative services fees	88,649

Custodian fees	57,305

Distribution fees:
Class A	951,451

Class C	222,842

Class R	66,088

Interest, facilities and maintenance fees	25,901

Transfer agent fees – A, C, R and Y	1,135,906

Dividends on short sales	4,142

Trustees’ and officers’ fees and benefits	23,492

Registration and filing fees	80,214

Reports to shareholders	101,634

Professional services fees	133,713

Other	48,886

Total expenses	8,186,773

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(309,506)

Net expenses	7,877,267

Net investment income (loss)	(1,306,329)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	71,627,271

Foreign currencies	(41,167)

Forward foreign currency contracts	847,792

Futures contracts	(54,177,915)

Swap agreements	637,484

18,893,465

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	37,893,593

Foreign currencies	18,953

Forward foreign currency contracts	450,059

Futures contracts	(19,341,907)

Swap agreements	208,120

19,228,818

Net realized and unrealized gain	38,122,283

Net increase in net assets resulting from operations	$36,815,954

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Fundamental Alternatives Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(1,306,329)	$10,083,602

Net realized gain	18,893,465	92,079,114

Change in net unrealized appreciation (depreciation)	19,228,818	(94,639,454)

Net increase in net assets resulting from operations	36,815,954	7,523,262

Distributions to shareholders from distributable earnings:
Class A	(7,340,076)	(8,730,739)

Class C	(334,195)	(385,892)

Class R	(235,934)	(273,673)

Class Y	(3,334,842)	(5,689,727)

Class R5	(239)	(247)

Class R6	(4,349,596)	(4,178,742)

Total distributions from distributable earnings	(15,594,882)	(19,259,020)

Share transactions–net:
Class A	(35,215,742)	(48,916,642)

Class C	(8,816,984)	(11,004,373)

Class R	(1,493,496)	(2,236,875)

Class Y	(65,671,575)	(98,737,957)

Class R6	(213,443,598)	42,391,075

Net increase (decrease) in net assets resulting from share transactions	(324,641,395)	(118,504,772)

Net increase (decrease) in net assets	(303,420,323)	(130,240,530)

Net assets:
Beginning of year	808,642,891	938,883,421

End of year	$505,222,568	$808,642,891

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Fundamental Alternatives Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/21	$26.50	$(0.08)	$1.35	$1.27	$(0.51)	$27.26	4.84%	$362,634	1.32%		1.38%		1.32%		(0.27)%		74%
Year ended 10/31/20	26.83	0.28	(0.07)	0.21	(0.54)	26.50	0.77	386,680	1.56		1.61		1.52		1.07		223
Year ended 10/31/19	27.42	0.69	(0.82)	(0.13)	(0.46)	26.83	(0.45)	441,060	1.64		1.71		1.38		2.59		289
Year ended 10/31/18	27.21	0.45	0.19	0.64	(0.43)	27.42	2.34	477,683	1.96		1.99		1.35		1.67		155
Year ended 10/31/17	26.81	0.38	0.09	0.47	(0.07)	27.21	1.79	560,359	1.72		1.76		1.36		1.39		168
Class C
Year ended 10/31/21	23.36	(0.25)	1.21	0.96	(0.30)	24.02	4.11	19,401	2.08		2.13		2.08		(1.03)		74
Year ended 10/31/20	23.60	0.07	(0.07)	0.00	(0.24)	23.36	0.00	27,495	2.33		2.35		2.28		0.30		223
Year ended 10/31/19	24.17	0.43	(0.74)	(0.31)	(0.26)	23.60	(1.25)	38,860	2.42		2.47		2.14		1.81		289
Year ended 10/31/18	24.03	0.22	0.16	0.38	(0.24)	24.17	1.59	89,319	2.72		2.75		2.11		0.90		155
Year ended 10/31/17	23.85	0.15	0.08	0.23	(0.05)	24.03	0.96	110,630	2.49		2.53		2.13		0.62		168
Class R
Year ended 10/31/21	25.29	(0.14)	1.29	1.15	(0.44)	26.00	4.58	12,755	1.58		1.63		1.58		(0.53)		74
Year ended 10/31/20	25.60	0.21	(0.07)	0.14	(0.45)	25.29	0.51	13,867	1.82		1.86		1.78		0.81		223
Year ended 10/31/19	26.18	0.59	(0.78)	(0.19)	(0.39)	25.60	(0.70)	16,296	1.91		1.97		1.64		2.33		289
Year ended 10/31/18	26.02	0.36	0.17	0.53	(0.37)	26.18	2.07	19,426	2.23		2.26		1.62		1.40		155
Year ended 10/31/17	25.69	0.29	0.10	0.39	(0.06)	26.02	1.51	21,058	1.98		2.02		1.62		1.12		168
Class Y
Year ended 10/31/21	27.14	(0.01)	1.39	1.38	(0.58)	27.94	5.14	103,680	1.07		1.13		1.07		(0.02)		74
Year ended 10/31/20	27.47	0.36	(0.08)	0.28	(0.61)	27.14	1.00	165,217	1.31		1.35		1.27		1.32		223
Year ended 10/31/19	28.07	0.77	(0.84)	(0.07)	(0.53)	27.47	(0.22)	266,741	1.41		1.47		1.14		2.82		289
Year ended 10/31/18	27.86	0.52	0.19	0.71	(0.50)	28.07	2.59	352,559	1.73		1.76		1.12		1.90		155
Year ended 10/31/17	27.47	0.45	0.09	0.54	(0.15)	27.86	1.98	405,224	1.49		1.53		1.13		1.61		168
Class R5
Year ended 10/31/21	26.55	0.03	1.35	1.38	(0.64)	27.29	5.24	10	0.91		0.92		0.91		0.14		74
Year ended 10/31/20	26.87	0.39	(0.05)	0.34	(0.66)	26.55	1.23	10	1.14		1.15		1.10		1.49		223
Period ended 10/31/19(e)	26.56	0.35	(0.04)	0.31	–	26.87	1.17	10	1.25	(f)	1.35	(f)	1.02	(f)	2.97	(f)	289
Class R6
Year ended 10/31/21	27.27	0.04	1.42	1.46	(0.64)	28.09	5.40	6,743	0.90		0.92		0.90		0.15		74
Year ended 10/31/20	27.60	0.41	(0.08)	0.33	(0.66)	27.27	1.19	215,374	1.12		1.14		1.08		1.51		223
Year ended 10/31/19	28.21	0.82	(0.86)	(0.04)	(0.57)	27.60	(0.08)	175,917	1.23		1.29		0.96		3.00		289
Year ended 10/31/18	28.00	0.57	0.19	0.76	(0.55)	28.21	2.77	211,904	1.58		1.61		0.97		2.05		155
Year ended 10/31/17	27.60	0.50	0.10	0.60	(0.20)	28.00	2.18	151,697	1.29		1.32		0.92		1.80		168

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02%, 0.01%, 0.00%, and 0.00% for the years ended October 31, 2020, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date after the close of business on May 24, 2019.
(f)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Fundamental Alternatives Fund

Notes to Consolidated Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Fundamental Alternatives Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to commodity-linked derivatives primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

26	Invesco Fundamental Alternatives Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by

27	Invesco Fundamental Alternatives Fund

collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, the fees paid to the Adviser were less than $100.

L.

Securities Sold Short – The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The Short stock rebate, if any, presented in the Consolidated Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

M.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

N.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

O.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the

28	Invesco Fundamental Alternatives Fund

exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

P.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

29	Invesco Fundamental Alternatives Fund

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

R.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

S.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

T.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

U.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

V.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 1.0 billion	0.850%

Next $500 million	0.800%

Next $500 million	0.750%

Next $500 million	0.700%

Next $500 million	0.650%

Next $500 million	0.600%

Next $500 million	0.550%

Over $4 billion	0.500%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.84%.

30	Invesco Fundamental Alternatives Fund

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.10%, 1.59%, 1.09%, 0.96% and 0.91%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $34,696 and reimbursed class level expenses of $189,576, $8,862, $5,813, $57,610, $0 and $10,623 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $29,082 in front-end sales commissions from the sale of Class A shares and $0 and $928 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

31	Invesco Fundamental Alternatives Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$268,238,357	$116,469	$46,274	$268,401,100

U.S. Treasury Securities	–	66,745,075	–	66,745,075

U.S. Dollar Denominated Bonds & Notes	–	39,723,435	–	39,723,435

Non-U.S. Dollar Denominated Bonds & Notes	–	17,018,354	–	17,018,354

Variable Rate Senior Loan Interests	–	181,058	18,200	199,258

Preferred Stocks	–	–	74,810	74,810

Event-Linked Bonds	–	1,640	–	1,640

Money Market Funds	31,020,428	2,521,671	–	33,542,099

Total Investments in Securities	29 9,258,785	126,307,702	139,284	425,705,771

Other Investments - Assets*

Futures Contracts	656,308	–	–	656,308

Forward Foreign Currency Contracts	–	269,358	–	269,358

Swap Agreements	–	77,502	–	77,502

	656,308	346,860	–	1,003,168

Other Investments - Liabilities*

Futures Contracts	(7,357,343)	–	–	(7,357,343)

Swap Agreements	–	(2,149)	–	(2,149)

	(7,357,343)	(2,149)	–	(7,359,492)

Total Other Investments	(6,701,035)	344,711	–	(6,356,324)

Total Investments	$292,557,750	$126,652,413	$139,284	$419,349,447

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value

Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$102,120	$-	$-	$445,538	$108,650	$656,308

Unrealized appreciation on swap agreements – Centrally Cleared(a)	-	66,726	-	-	-	66,726

Unrealized appreciation on forward foreign currency contracts outstanding	-	-	269,358	-	-	269,358

Unrealized appreciation on swap agreements – OTC	10,776	-	-	-	-	10,776

Total Derivative Assets	112,896	66,726	269,358	445,538	108,650	1,003,168

Derivatives not subject to master netting agreements	(102,120)	(66,726)	-	(445,538)	(108,650)	(723,034)

Total Derivative Assets subject to master netting agreements	$10,776	$-	$269,358	$-	$-	$280,134

32	Invesco Fundamental Alternatives Fund

	Value

Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(289,942)	$-	$-	$(3,778,417)	$(3,288,984)	$(7,357,343)

Unrealized depreciation on swap agreements – OTC	(2,149)	-	-	-	-	(2,149)

Total Derivative Liabilities	(292,091)	-	-	(3,778,417)	(3,288,984)	(7,359,492)

Derivatives not subject to master netting agreements	289,942	-	-	3,778,417	3,288,984	7,357,343

Total Derivative Liabilities subject to master netting agreements	$(2,149)	$-	$-	$-	$-	$(2,149)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund

Citibank, N.A.	$269,358	$ -	$269,358	$-	$ -	$ -	$269,358	$-	$-	$269,358

Subsidiary

Citibank, N.A.	-	3,039	3,039	-	-	-	3,039	-	-	3,039

Canadian Imperial Bank of Commerce	-	-	-	-	(2,196)	(2,196)	(2,196)	-	-	(2,196)

Macquarie Bank Ltd.	-	10,776	10,776	-	(4)	(4)	10,772	-	-	10,772

Merrill Lynch International	-	0	0	-	(6,293)	(6,293)	(6,293)	-	-	(6,293)

Subtotal – Subsidiary	-	13,815	13,815	-	(8,493)	(8,493)	5,322	-	-	5,322

Total	$269,358	$13,815	$283,173	$-	$(8,493)	$(8,493)	$274,680	$-	$-	$274,680

(a)  The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations

	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$-	$847,792	$-	$-	$847,792

Futures contracts	1,887,952	-	-	(50,747,516)	(5,318,351)	(54,177,915)

Options purchased(a)	-	-	-	-	(5,166,694)	(5,166,694)

Swap agreements	446,054	191,430	-	-	-	637,484

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	-	450,059	-	-	450,059

Futures contracts	(187,822)	-	-	(15,973,751)	(3,180,334)	(19,341,907)

Options purchased(a)	-	-	-	-	5,112,786	5,112,786

Swap agreements	8,627	199,493	-	-	-	208,120

Total	$2,154,811	$390,923	$1,297,851	$(66,721,267)	$(8,552,593)	$(71,430,275)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Swap Agreements

Average notional value	$21,887,045	$380,898,308	$129,569,626	$14,525,980

33	Invesco Fundamental Alternatives Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,326.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of October 31, 2021. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Southcross Energy Partners L.P.	Revolver Loan	$18,571	$(371)

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020

Ordinary income*	$15,594,882	$19,259,020

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$14,046,438

Net unrealized appreciation – investments	68,652,345

Net unrealized appreciation – foreign currencies	42,544

Temporary book/tax differences	(158,103)

Capital loss carryforward	(22,571,523)

Shares of beneficial interest	445,210,867

Total net assets	$505,222,568

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative investments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2021, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$326,694	$22,244,829	$22,571,523

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

34	Invesco Fundamental Alternatives Fund

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $192,073,172 and $547,093,476, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$82,783,672

Aggregate unrealized (depreciation) of investments	(14,131,327)

Net unrealized appreciation of investments	$68,652,345

Cost of investments for tax purposes is $350,697,102.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income from the Subsidiary, on October 31, 2021, undistributed net investment income (loss) was increased by $16,151,366, undistributed net realized gain (loss) was decreased by $16,316,186 and shares of beneficial interest was increased by $164,820. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020

	Shares	Amount	Shares	Amount

Sold:
Class A	492,343	$13,353,888	600,983	$15,937,548

Class C	89,686	2,150,042	104,191	2,443,556

Class R	54,892	1,423,375	82,405	2,085,288

Class Y	885,300	24,573,086	1,846,449	49,745,445

Class R6	436,879	12,158,047	2,959,259	80,867,493

Issued as reinvestment of dividends:
Class A	259,426	6,918,884	317,359	8,492,528

Class C	13,520	319,754	15,748	374,167

Class R	9,161	233,503	10,508	269,014

Class Y	107,546	2,932,788	183,395	5,015,841

Class R6	158,454	4,333,714	146,966	4,032,739

Automatic conversion of Class C shares to Class A shares:
Class A	210,260	5,670,904	130,592	3,443,627

Class C	(237,496)	(5,670,904)	(147,624)	(3,443,627)

Reacquired:
Class A	(2,254,468)	(61,159,418)	(2,897,134)	(76,790,345)

Class C	(234,670)	(5,615,876)	(441,836)	(10,378,469)

Class R	(121,876)	(3,150,374)	(181,235)	(4,591,177)

Class Y	(3,368,547)	(93,177,449)	(5,654,034)	(153,499,243)

Class R6	(8,252,546)	(229,935,359)	(1,582,952)	(42,509,157)

Net increase (decrease) in share activity	(11,752,136)	$(324,641,395)	(4,506,960)	$(118,504,772)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35	Invesco Fundamental Alternatives Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Fundamental Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Fundamental Alternatives Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights

For each of the three years in the period ended October 31, 2021 for Class A, Class C, Class R, Class Y and Class R6.

For each of the two years in the period ended October 31, 2021 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The consolidated financial statements of Oppenheimer Fundamental Alternatives Fund (subsequently renamed Invesco Fundamental Alternatives Fund) as of and for the year ended October 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

36	Invesco Fundamental Alternatives Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]

Class A	$1,000.00	$1,003.70	$6.72	$1,018.50	$6.77	1.33%
Class C	1,000.00	1,000.00	10.54	1,014.67	10.61	2.09
Class R	1,000.00	1,002.70	7.98	1,017.24	8.03	1.58
Class Y	1,000.00	1,004.70	5.46	1,019.76	5.50	1.08
Class R5	1,000.00	1,005.50	4.70	1,020.52	4.74	0.93
Class R6	1,000.00	1,005.40	5.26	1,019.96	5.30	1.04

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

37	Invesco Fundamental Alternatives Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Fundamental Alternatives Fund’s (formerly, Invesco Oppenheimer Fundamental Alternatives Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the HFRX Global Hedge Fund Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and noted specifically the varying characteristics of the Fund’s peer group constituents. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that certain of the Fund’s long/short

38	Invesco Fundamental Alternatives Fund

equity and credit strategies, as well as certain of the Fund’s long positions in issuers operating in industries significantly impacted by the COVID-19 pandemic, detracted from Fund performance. The Board noted that the Fund’s portfolio management shifted to a different team on October 15, 2020 and noted certain changes to the Fund’s investment strategy in connection with such shift in portfolio management. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

39	Invesco Fundamental Alternatives Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	48.56%
Corporate Dividends Received Deduction*	43.12%
U.S. Treasury Obligations*	0.04%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40	Invesco Fundamental Alternatives Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified . Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Fundamental Alternatives Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School-Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management–Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Fundamental Alternatives Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Fundamental Alternatives Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Fundamental Alternatives Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Andrew R. Schlossberg –1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-5	Invesco Fundamental Alternatives Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Fundamental Alternatives Fund

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The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

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Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-FALT-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Global Allocation Fund

Nasdaq:

A: QVGIX ∎ C: QGRCX ∎ R: QGRNX ∎ Y: QGRYX ∎ R5: GLALX ∎ R6: QGRIX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Consolidated Schedule of Investments

17	Consolidated Financial Statements

20	Consolidated Financial Highlights

21	Notes to Consolidated Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Fund Expenses

32	Approval of Investment Advisory and Sub-Advisory Contracts

34	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Global Allocation Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Global Allocation Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	26.88%
Class C Shares	25.88
Class R Shares	26.53
Class Y Shares	27.14
Class R5 Shares	27.37
Class R6 Shares	27.35
Custom Invesco Global Allocation Index▼	20.72
MSCI All Country World Index∎	37.28
Bloomberg Global Aggregate Bond Index, Hedged∎	-0.83
Source(s):▼ Invesco, RIMES Technologies Corp.; ∎RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year, global equity markets posted gains as good news about coronavirus (COVID-19) vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

    Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

    During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

    Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Energy stocks and energy-driven markets performed well as global shortages pushed oil and gas prices higher. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

    In October of 2021, global equity stocks were positive with the US market leading the way, and Chinese equities rebounded after their decline in the third quarter. Overall, developed market equities outperformed emerging market equities for the fiscal year.

    During the fiscal year, the Fund outperformed the Custom Invesco Global Allocation Index. Relative to the index, the Fund received positive contributions from all investment capabilities which include top-down asset allocation, top-down factor rotation and bottom-up managers’ security selection.

    From a top-down asset allocation perspective, the Fund benefited from a ‘risk-on’ posture compared to the Custom Invesco Global Allocation Index which saw higher allocations to equities and higher yielding credit. These asset classes provided strong returns as economic growth was bolstered by fiscal and monetary policy to address the lasting effects of the pandemic. The Fund’s exposures to dynamic multifactor equities across US and international markets were a primary contributor to outperformance as cyclical equity factors outperformed defensive factors. On the fixed income side of the portfolio, the Fund’s exposures to international treasuries and emerging market debt were also positive contributors. The primary detractors from relative performance included exposures to safer assets such as US treasuries and cash.

    From a bottom-up managers’ security selection perspective, after controlling for style bias, all underlying Fund strategies positively contributed to relative outperformance. In particular, the US mid-cap, international equity and global equity strategies were the top contributors. No bottom-up manager strategies detracted from relative performance.

    Thank you for your investment in Invesco Global Allocation Fund as we continue to dynamically navigate changing macroeconomic and market conditions.

Portfolio manager(s):

Alessio de Longis

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2                      Invesco Global Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1   Source: RIMES Technologies Corp.

2   Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3                      Invesco Global Allocation Fund

Average Annual Total Returns

As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (11/1/91)	7.78%
10 Years	6.47
5 Years	7.39
1 Year	19.91

Class C Shares
Inception (9/1/93)	7.60%
10 Years	6.44
5 Years	7.78
1 Year	24.88

Class R Shares
Inception (3/1/01)	4.18%
10 Years	6.80
5 Years	8.33
1 Year	26.53

Class Y Shares
Inception (5/1/00)	5.21%
10 Years	7.37
5 Years	8.87
1 Year	27.14

Class R5 Shares
10 Years	7.19%
5 Years	8.83
1 Year	27.37

Class R6 Shares
Inception (2/28/12)	7.40%
5 Years	9.06
1 Year	27.35

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Allocation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Allocation Fund. Note: The Fund was subsequently renamed the Invesco Global Allocation Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Global Allocation Fund

Supplemental Information

Invesco Global Allocation Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎	The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate Bond Index, Hedged.
∎	The Bloomberg Global Aggregate Bond Index, Hedged tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                      Invesco Global Allocation Fund

Fund Information

Portfolio Composition

By security type		% of total net assets

Exchange-Traded Funds		48.98%
Common Stocks & Other Equity Interests		31.18
U.S. Treasury Securities		16.30
Security Types Each Less Than 1% of Portfolio		0.49
Money Market Funds Plus Other Assets Less Liabilities		3.05

Top 10 Equity Holdings*

		% of total net assets
1.	Invesco Russell 1000 Dynamic Multifactor ETF	16.83%
2.	Invesco International Developed Dynamic Multifactor ETF	9.31
3.	Xtrackers USD High Yield Corporate Bond ETF	6.27
4.	Invesco Senior Loan ETF	4.89
5.	Invesco Emerging Markets Sovereign Debt ETF	3.73
6.	Invesco Russell 2000 Dynamic Multifactor ETF	3.20
7.	Invesco Fundamental High Yield® Corporate Bond ETF	2.80
8.	Invesco High Yield Bond Factor ETF	1.96
9.	Alphabet, Inc., Class A	0.77
10.	Taiwan Semiconductor Manufacturing Co. Ltd.	0.73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Datapresented here are as of October 31, 2021.

6                      Invesco Global Allocation Fund

Consolidated Schedule of Investments(a)

October 31, 2021

	Shares	Value
Exchange-Traded Funds-48.98%
Invesco Emerging Markets Sovereign Debt ETF(b)	1,962,435	$ 52,397,015
Invesco Fundamental High Yield® Corporate Bond ETF(b)	2,020,600	39,260,258
Invesco High Yield Bond Factor ETF(b)	1,076,000	27,448,760
Invesco International Developed Dynamic Multifactor ETF(b)	4,910,000	130,625,149
Invesco Russell 1000 Dynamic Multifactor ETF(b)	4,826,160	236,240,532
Invesco Russell 2000 Dynamic Multifactor ETF(b)	1,075,600	44,940,397
Invesco Senior Loan ETF(b)	3,105,100	68,560,608
Xtrackers USD High Yield Corporate Bond ETF	2,209,125	87,967,357
Total Exchange-Traded Funds (Cost $565,060,237)		687,440,076

Common Stocks & Other Equity Interests-31.18%
Aerospace & Defense-0.49%
Airbus SE (France)(c)	44,709	5,731,983
CAE, Inc. (Canada)(c)	39,649	1,202,349
		6,934,332

Air Freight & Logistics-0.30%
InPost S.A. (Poland)(c)	33,320	475,546
United Parcel Service, Inc., Class B	9,978	2,130,004
ZTO Express Cayman, Inc. (China)	3,829	113,825
ZTO Express Cayman, Inc., ADR (China)	51,905	1,522,373
		4,241,748

Apparel Retail-0.09%
Industria de Diseno Textil S.A. (Spain)	34,083	1,232,336

Apparel, Accessories & Luxury Goods-1.82%
adidas AG (Germany)	6,397	2,094,995
Brunello Cucinelli S.p.A. (Italy)(c)	5,334	323,803
Cie Financiere Richemont S.A. (Switzerland)	37,416	4,639,252
Cie Financiere Richemont S.A., Wts., expiring 11/22/2023 (Switzerland)(c)	50,652	36,512
EssilorLuxottica S.A. (France)	2,586	535,250
Hermes International (France)	1,685	2,676,178
Kering S.A. (France)	8,928	6,698,357
LVMH Moet Hennessy Louis Vuitton SE (France)	8,514	6,674,751
Moncler S.p.A. (Italy)	9,726	699,931
PRADA S.p.A. (Italy)	177,700	1,121,279
		25,500,308

Application Software-2.13%
Adobe, Inc.(c)	7,075	4,601,297
Atlassian Corp. PLC, Class A(c)	2,928	1,341,405
Avalara, Inc.(c)	5,814	1,044,427
Bill.com Holdings, Inc.(c)	2,972	874,689
Dassault Systemes SE (France)	26,255	1,531,242
Datadog, Inc., Class A(c)	5,304	886,033
HubSpot, Inc.(c)	2,075	1,681,227

	Shares	Value
Application Software-(continued)
Intuit, Inc.	9,492	$ 5,941,897
Manhattan Associates, Inc.(c)	4,829	876,657
OneConnect Financial Technology Co. Ltd., ADR (China)(c)	23,783	75,392
Paylocity Holding Corp.(c)	2,715	828,455
Pegasystems, Inc.	3,769	447,456
Qualtrics International, Inc., Class A(c)	5,357	248,136
SAP SE (Germany)	36,357	5,265,544
Splunk, Inc.(c)	2,608	429,851
Synopsys, Inc.(c)	5,421	1,806,169
Temenos AG (Switzerland)	2,704	412,957
Tyler Technologies, Inc.(c)	1,016	551,911
Xero Ltd. (New Zealand)(c)	9,470	1,071,026
		29,915,771

Asset Management & Custody Banks-0.09%
KKR & Co., Inc., Class A	15,923	1,268,585

Auto Parts & Equipment-0.14%
Aptiv PLC(c)	6,163	1,065,521
Continental AG (Germany)(c)	7,844	920,741
		1,986,262

Automobile Manufacturers-0.11%
Volkswagen AG, Preference Shares (Germany)	6,707	1,502,985

Automotive Retail-0.03%
Carvana Co.(c)	1,182	358,359

Biotechnology-0.52%
Alnylam Pharmaceuticals, Inc.(c)	2,699	430,653
Ascendis Pharma A/S, ADR (Denmark)(c)	3,848	583,395
BeiGene Ltd., ADR (China)(c)	4,660	1,666,975
Brii Biosciences Ltd. (China)(c)	15,000	47,351
Brii Biosciences Ltd. (China)	25,000	74,481
CSL Ltd. (Australia)	4,932	1,118,292
Galapagos N.V. (Belgium)(c)	3,441	179,248
Innovent Biologics, Inc. (China)(c)(d)	35,500	319,521
Keymed Biosciences, Inc. (China)(c)(d)	7,263	37,467
Keymed Biosciences, Inc. (China)	10,500	51,282
Natera, Inc.(c)	7,083	811,499
Remegen Co. Ltd., H Shares (China)(c)(d)	10,859	135,030
uniQure N.V. (Netherlands)(c)	7,098	216,276
Veracyte, Inc.(c)	11,414	546,502
Zai Lab Ltd., ADR (China)(c)	10,493	1,095,469
		7,313,441

Brewers-0.30%
Ambev S.A. (Brazil)	211,494	636,678
Asahi Group Holdings Ltd. (Japan)	34,900	1,582,362
Budweiser Brewing Co. APAC Ltd. (China)(d)	98,400	271,773
Carlsberg A/S, Class B (Denmark)	10,254	1,694,721
		4,185,534

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                      Invesco Global Allocation Fund

	Shares	Value
Broadcasting-0.06%
Zee Entertainment Enterprises Ltd. (India) (Acquired 03/03/2015-11/21/2019; Cost $1,081,654)(e)	196,456	$ 791,078

Building Products-0.30%
Advanced Drainage Systems, Inc.	4,589	517,639
Assa Abloy AB, Class B (Sweden)	44,147	1,295,096
Daikin Industries Ltd. (Japan)	5,900	1,293,058
Trane Technologies PLC	3,048	551,475
Trex Co., Inc.(c)	5,447	579,561
		4,236,829

Casinos & Gaming-0.61%
Boyd Gaming Corp.	4,964	316,604
Caesars Entertainment, Inc.(c)	4,266	466,956
Entain PLC (United Kingdom)(c)	115,313	3,235,361
Flutter Entertainment PLC (Ireland)(c)	15,789	2,986,610
Galaxy Entertainment Group Ltd. (Macau)(c)	86,000	464,681
Kangwon Land, Inc. (South Korea)(c)	43,927	1,049,281
		8,519,493

Commodity Chemicals-0.14%
LG Chem Ltd. (South Korea)	2,778	1,990,601

Communications Equipment-0.08%
Motorola Solutions, Inc.	4,280	1,063,965

Construction & Engineering-0.00%
Boskalis Westminster (Netherlands)	1,374	40,925

Construction Machinery & Heavy Trucks-0.14%
Epiroc AB, Class A (Sweden)	77,167	1,917,092

Construction Materials-0.24%
Eagle Materials, Inc.	2,880	427,277
James Hardie Industries PLC, CDI	67,523	2,637,516
PT Indocement Tunggal Prakarsa Tbk (Indonesia)	250,130	208,507
PT Semen Indonesia (Persero) Tbk (Indonesia)	218,100	140,415
		3,413,715

Consumer Electronics-0.24%
Garmin Ltd.	2,142	307,591
Sony Group Corp. (Japan)	25,900	2,993,591
		3,301,182

Data Processing & Outsourced Services-0.89%
Adyen N.V. (Netherlands)(c)(d)	509	1,537,537
Amadeus IT Group S.A. (Spain)(c)	30,356	2,034,235
Edenred (France)	35,264	1,911,083
Fidelity National Information Services, Inc.	7,815	865,433
Marqeta, Inc., Class A(c)	7,726	236,415
Pagseguro Digital Ltd., Class A (Brazil)(c)	25,460	921,652
PayPal Holdings, Inc.(c)	8,647	2,011,206
StoneCo Ltd., Class A (Brazil)(c)	13,153	445,360
Visa, Inc., Class A	4,649	984,519
Worldline S.A. (France)(c)(d)	26,714	1,558,964
		12,506,404

	Shares	Value
Department Stores-0.15%
Lojas Renner S.A. (Brazil)	63,900	$ 364,913
Next PLC (United Kingdom)	15,561	1,698,594
		2,063,507

Distillers & Vintners-0.41%
Davide Campari-Milano N.V. (Italy)	104,774	1,489,423
Diageo PLC (United Kingdom)	47,060	2,342,791
Pernod Ricard S.A. (France)	8,264	1,902,923
		5,735,137

Diversified Banks-1.08%
Akbank T.A.S. (Turkey)	516,394	314,534
Commercial International Bank Egypt S.A.E. (Egypt)(c)	196,533	638,162
Credicorp Ltd. (Peru)	3,975	515,399
ICICI Bank Ltd., ADR (India)	81,685	1,727,638
ING Groep N.V. (Netherlands)	167,321	2,539,900
Kotak Mahindra Bank Ltd. (India)	141,970	3,843,524
Oversea-Chinese Banking Corp. Ltd. (Singapore)	91,000	798,554
PT Bank Central Asia Tbk (Indonesia)	1,687,500	890,554
PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	1,650,586	493,384
Sberbank of Russia PJSC (Russia)	172,558	867,821
Societe Generale S.A. (France)	76,846	2,567,798
		15,197,268

Diversified Capital Markets-0.11%
UBS Group AG (Switzerland)	87,266	1,591,841

Diversified Metals & Mining-0.36%
Anglo American PLC (South Africa)	50,235	1,902,889
Grupo Mexico S.A.B. de C.V., Class B (Mexico)	548,813	2,407,654
Korea Zinc Co. Ltd. (South Korea)	1,622	746,658
		5,057,201

Diversified Real Estate Activities-0.23%
Ayala Land, Inc. (Philippines)	949,900	662,665
DLF Ltd. (India)	483,987	2,583,345
		3,246,010

Diversified Support Services-0.04%
Copart, Inc.(c)	3,689	572,865

Drug Retail-0.04%
Zur Rose Group AG (Switzerland)(c)	1,695	603,073

Education Services-0.01%
New Oriental Education & Technology Group, Inc., ADR (China)(c)	91,667	187,917

Electrical Components & Equipment-0.55%
AMETEK, Inc.	7,501	993,132
Ceres Power Holdings PLC (United Kingdom)(c)	30,564	521,169
Contemporary Amperex Technology Co. Ltd., A Shares (China)	1,000	99,578
Generac Holdings, Inc.(c)	3,740	1,864,615
Havells India Ltd. (India)	6,729	113,679
Nidec Corp. (Japan)	36,800	4,070,056
		7,662,229

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                      Invesco Global Allocation Fund

	Shares	Value
Electronic Components-0.47%
Murata Manufacturing Co. Ltd. (Japan)	29,800	$ 2,268,299
Omron Corp. (Japan)	15,600	1,492,332
Samsung Electro-Mechanics Co. Ltd. (South Korea)	6,634	906,113
Sunny Optical Technology Group Co. Ltd. (China)	10,300	277,761
TDK Corp. (Japan)	43,900	1,595,438
		6,539,943

Electronic Equipment & Instruments-0.49%
Keyence Corp. (Japan)	6,900	4,160,769
Trimble, Inc.(c)	15,175	1,325,840
Zebra Technologies Corp., Class A(c)	2,591	1,383,464
		6,870,073

Electronic Manufacturing Services-0.03%
Hon Hai Precision Industry Co. Ltd. (Taiwan)	104,000	402,433

Environmental & Facilities Services-0.16%
Rentokil Initial PLC (United Kingdom)	166,387	1,341,646
Waste Connections, Inc.	6,688	909,635
		2,251,281

Financial Exchanges & Data-0.62%
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	5,800	351,999
London Stock Exchange Group PLC (United Kingdom)	17,953	1,745,282
MSCI, Inc.	2,517	1,673,503
S&P Global, Inc.	10,485	4,971,567
		8,742,351

Food Retail-0.26%
Alimentation Couche-Tard, Inc., Class B (Canada)	33,492	1,256,221
Kobe Bussan Co. Ltd. (Japan)	21,700	746,517
Ocado Group PLC (United Kingdom)(c)	68,080	1,681,155
		3,683,893

General Merchandise Stores-0.13%
Dollarama, Inc. (Canada)	28,210	1,275,103
Pan Pacific International Holdings Corp. (Japan)	26,700	559,838
		1,834,941

Gold-0.06%
Polyus PJSC (Russia)(c)	2,811	558,200
Polyus PJSC, GDR (Russia)(d)	2,834	281,058
		839,258

Health Care Equipment-0.80%
Ambu A/S, Class B (Denmark)	8,063	230,508
Boston Scientific Corp.(c)	11,511	496,470
Danaher Corp.	1,117	348,247
IDEXX Laboratories, Inc.(c)	2,588	1,723,970
Insulet Corp.(c)	2,158	669,023
Intuitive Surgical, Inc.(c)	1,398	504,860
Masimo Corp.(c)	2,855	809,507
Medtronic PLC	22,370	2,681,268
ResMed, Inc.	6,621	1,740,727

	Shares	Value
Health Care Equipment-(continued)
Siemens Healthineers AG (Germany)(d)	30,066	$ 1,998,826
		11,203,406

Health Care Facilities-0.04%
Tenet Healthcare Corp.(c)	7,065	506,278

Health Care Services-0.11%
Castle Biosciences, Inc.(c)	2,763	172,273
Dr Lal PathLabs Ltd. (India)(d)	15,510	727,223
Guardant Health, Inc.(c)	3,559	415,656
New Horizon Health Ltd. (China)(c)(d)	29,000	105,581
Oxford Nanopore Technologies PLC (United Kingdom)(c)	10,637	81,302
		1,502,035

Health Care Supplies-0.30%
Alcon, Inc. (Switzerland)	8,719	726,816
Align Technology, Inc.(c)	1,172	731,762
ConvaTec Group PLC (United Kingdom)(d)	167,048	488,860
Hoya Corp. (Japan)	5,100	750,245
MicroTech Medical Hangzhou Co. Ltd. (China)	15,600	58,095
MicroTech Medical Hangzhou Co. Ltd., H Shares (China)(c)(d)	2,600	10,192
West Pharmaceutical Services, Inc.	3,280	1,410,006
		4,175,976

Health Care Technology-0.10%
Omnicell, Inc.(c)	1,807	321,917
Veeva Systems, Inc., Class A(c)	3,345	1,060,399
		1,382,316

Heavy Electrical Equipment-0.09%
Mitsubishi Electric Corp. (Japan)	96,700	1,297,411

Home Improvement Retail-0.06%
Floor & Decor Holdings, Inc., Class A(c)	6,252	849,772

Homebuilding-0.11%
Sekisui House Ltd. (Japan)	75,500	1,568,272

Homefurnishing Retail-0.10%
Nitori Holdings Co. Ltd. (Japan)	2,300	422,053
RH(c)	1,268	836,411
Williams-Sonoma, Inc.	895	166,228
		1,424,692

Hotels, Resorts & Cruise Lines-0.30%
Hilton Worldwide Holdings, Inc.(c)	5,400	777,330
Huazhu Group Ltd., ADR (China)(c)	55,927	2,592,776
Marriott International, Inc., Class A(c)	860	137,617
Trainline PLC (United Kingdom)(c)(d)	150,619	653,492
		4,161,215

Household Appliances-0.04%
SEB S.A. (France)	3,662	573,542

Household Products-0.01%
Blue Moon Group Holdings Ltd. (China)(d)	111,850	100,626

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Allocation Fund

	Shares	Value
Human Resource & Employment Services-0.21%
Benefit One, Inc. (Japan)	12,700	$ 642,320
Recruit Holdings Co. Ltd. (Japan)	34,100	2,272,738
		2,915,058

Hypermarkets & Super Centers-0.10%
Wal-Mart de Mexico S.A.B. de C.V., Series V (Mexico)	405,157	1,413,169

Industrial Conglomerates-0.56%
Hitachi Ltd. (Japan)	44,300	2,554,614
Melrose Industries PLC (United Kingdom)	509,268	1,096,677
Siemens AG (Germany)	18,661	3,024,995
SM Investments Corp. (Philippines)	60,714	1,162,646
		7,838,932

Industrial Gases-0.18%
Air Liquide S.A. (France)	14,866	2,484,918

Industrial Machinery-0.76%
Aalberts N.V. (Netherlands)	19,265	1,063,371
Atlas Copco AB, Class A (Sweden)	51,385	3,296,343
Chart Industries, Inc.(c)	1,911	339,241
FANUC Corp. (Japan)	3,000	589,552
IDEX Corp.	4,155	924,778
ITT, Inc.	5,893	554,355
Kornit Digital Ltd. (Israel)(c)	2,785	465,875
Middleby Corp. (The)(c)	3,025	551,881
SKF AB, Class B (Sweden)	79,271	1,833,104
VAT Group AG (Switzerland)(d)	2,306	1,098,608
		10,717,108

Insurance Brokers-0.04%
Arthur J. Gallagher & Co.	3,624	607,636

Integrated Oil & Gas-0.13%
Royal Dutch Shell PLC, Class B, ADR (United Kingdom)	40,562	1,859,362

Integrated Telecommunication Services-0.07%
Spark New Zealand Ltd. (New Zealand)	308,649	1,010,115

Interactive Home Entertainment-0.22%
Konami Holdings Corp. (Japan)	11,800	649,739
NetEase, Inc., ADR (China)	25,689	2,506,989
		3,156,728

Interactive Media & Services-1.96%
Adevinta ASA, Class B (France)(c)	37,690	621,723
Alphabet, Inc., Class A(c)	3,667	10,857,693
Baidu, Inc., ADR (China)(c)	3,820	619,757
Meta Platforms, Inc., Class A(c)	14,147	4,577,545
NAVER Corp. (South Korea)	857	299,971
Rightmove PLC (United Kingdom)	100,483	951,467
Tencent Holdings Ltd. (China)	70,817	4,396,762
Yandex N.V., Class A (Russia)(c)	46,896	3,884,865
Z Holdings Corp. (Japan)	122,400	760,066
ZoomInfo Technologies, Inc., Class A(c)	8,491	570,765
		27,540,614

Internet & Direct Marketing Retail-0.79%
Alibaba Group Holding Ltd. (China)(c)	38,600	798,606

	Shares	Value
Internet & Direct Marketing Retail-(continued)
Alibaba Group Holding Ltd., ADR (China)(c)	2,938	$ 484,594
Amazon.com, Inc.(c)	252	849,852
Americanas S.A. (Brazil)(c)	58,026	305,357
boohoo Group PLC (United Kingdom)(c)	42,551	105,997
Farfetch Ltd., Class A (United Kingdom)(c)	25,200	988,092
JD.com, Inc., ADR (China)(c)	43,991	3,443,615
Lojas Americanas S.A., Preference Shares (Brazil)	322,372	275,888
Meituan, B Shares (China)(c)(d)	43,800	1,527,980
Pinduoduo, Inc., ADR (China)(c)	22,080	1,963,354
Shop Apotheke Europe N.V. (Netherlands)(c)(d)	2,585	391,963
		11,135,298

Internet Services & Infrastructure-0.15%
MongoDB, Inc.(c)	2,498	1,302,182
Shopify, Inc., Class A (Canada)(c)	507	740,271
		2,042,453

Investment Banking & Brokerage-0.04%
LPL Financial Holdings, Inc.	3,565	584,731

IT Consulting & Other Services-0.78%
EPAM Systems, Inc.(c)	6,175	4,157,257
Gartner, Inc.(c)	3,017	1,001,372
Globant S.A.(c)	4,080	1,302,295
Infosys Ltd. (India)	72,223	1,616,246
Tata Consultancy Services Ltd. (India)	63,191	2,870,629
		10,947,799

Leisure Facilities-0.04%
Vail Resorts, Inc.	1,578	543,952

Leisure Products-0.04%
Bandai Namco Holdings, Inc. (Japan)	7,400	565,382

Life & Health Insurance-0.56%
AIA Group Ltd. (Hong Kong)	367,800	4,156,448
HDFC Life Insurance Co. Ltd. (India)(d)	25,094	227,815
Legal & General Group PLC (United Kingdom)	162,173	641,721
Prudential PLC (United Kingdom)	115,272	2,359,927
Prudential PLC (United Kingdom)	22,700	459,707
		7,845,618

Life Sciences Tools & Services-1.16%
Agilent Technologies, Inc.	12,812	2,017,762
Avantor, Inc.(c)	40,511	1,635,834
Bio-Rad Laboratories, Inc., Class A(c)	698	554,687
Charles River Laboratories International, Inc.(c)	4,918	2,206,608
Illumina, Inc.(c)	1,685	699,376
IQVIA Holdings, Inc.(c)	2,416	631,591
Lonza Group AG (Switzerland)	1,506	1,236,891
Maravai LifeSciences Holdings, Inc., Class A(c)	11,560	488,872
Mettler-Toledo International, Inc.(c)	534	790,790
Repligen Corp.(c)	3,757	1,091,409
Samsung Biologics Co. Ltd. (South Korea)(c)(d)	2,134	1,596,480

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Allocation Fund

	Shares	Value
Life Sciences Tools & Services-(continued)
Sartorius Stedim Biotech (France)	2,435	$1,344,452
Wuxi Biologics Cayman, Inc. (China)(c)(d)	128,800	1,967,176
		16,261,928

Movies & Entertainment-0.22%
CTS Eventim AG & Co. KGaA (Germany)(c)	16,198	1,177,177
Live Nation Entertainment, Inc.(c)	4,669	472,269
Walt Disney Co. (The)(c)	8,402	1,420,526
		3,069,972

Office REITs-0.04%
Alexandria Real Estate Equities, Inc.	2,971	606,500

Oil & Gas Exploration & Production-0.43%
Inpex Corp. (Japan)	171,000	1,409,354
Novatek PJSC, GDR (Russia),(d)	18,301	4,652,479
		6,061,833

Oil & Gas Refining & Marketing-0.16%
Reliance Industries Ltd. (India)	64,872	2,188,418

Oil & Gas Storage & Transportation-0.05%
Cheniere Energy, Inc.(c)	6,907	714,184

Other Diversified Financial Services-0.18%
FirstRand Ltd. (South Africa)	181,804	691,139
Hypoport SE (Germany)(c)	389	239,018
Jackson Financial, Inc., Class A(c)	1	27
ORIX Corp. (Japan)	79,900	1,568,602
		2,498,786

Packaged Foods & Meats-0.06%
Barry Callebaut AG (Switzerland)	348	806,690

Paper Packaging-0.08%
Avery Dennison Corp.	5,012	1,091,213

Personal Products-0.17%
L’Oreal S.A. (France)	2,078	950,251
Shiseido Co. Ltd. (Japan)	8,100	539,558
Unilever PLC (United Kingdom)	16,863	902,452
		2,392,261

Pharmaceuticals-0.40%
Catalent, Inc.(c)	9,169	1,264,038
Novo Nordisk A/S, Class B (Denmark)	37,682	4,144,746
Phathom Pharmaceuticals, Inc.(c)	7,752	182,405
		5,591,189

Real Estate Development-0.06%
Godrej Properties Ltd. (India)(c)	12,615	376,642
Oberoi Realty Ltd. (India)(c)	43,359	525,104
		901,746

Real Estate Operating Companies-0.07%
IWG PLC (Switzerland)(c)	165,279	701,563
SM Prime Holdings, Inc. (Philippines)	519,310	341,481
		1,043,044

Real Estate Services-0.05%
Jones Lang LaSalle, Inc.(c)	2,561	661,327

	Shares	Value
Regional Banks-0.18%
First Republic Bank	5,517	$1,193,493
SVB Financial Group(c)	1,879	1,347,994
		2,541,487

Research & Consulting Services-0.35%
Dun & Bradstreet Holdings, Inc.(c)	6,840	128,866
Equifax, Inc.	8,560	2,374,801
Nihon M&A Center Holdings, Inc. (Japan)	33,800	1,036,112
SGS S.A. (Switzerland)	486	1,435,732
		4,975,511

Restaurants-0.47%
Alsea S.A.B. de C.V. (Mexico)	136,953	287,503
Chipotle Mexican Grill, Inc.(c)	365	649,346
Compass Group PLC (United Kingdom)(c)	60,630	1,287,817
Domino’s Pizza, Inc.	1,044	510,485
Yum China Holdings, Inc. (China)	68,114	3,887,947
		6,623,098

Security & Alarm Services-0.01%
Prosegur Cash S.A. (Spain)(d)	226,645	155,425

Semiconductor Equipment-0.46%
ASML Holding N.V. (Netherlands)	4,506	3,670,997
Enphase Energy, Inc.(c)	2,971	688,173
Entegris, Inc.	8,094	1,139,473
KLA Corp.	464	172,960
SCREEN Holdings Co. Ltd. (Japan)	8,300	773,885
		6,445,488

Semiconductors-1.82%
Alphawave IP Group PLC (United Kingdom)(c)	79,070	215,730
Analog Devices, Inc.	18,110	3,141,904
Infineon Technologies AG (Germany)	51,258	2,395,852
Marvell Technology, Inc.	15,744	1,078,464
MediaTek, Inc. (Taiwan)	38,000	1,256,266
Monolithic Power Systems, Inc.	3,557	1,869,061
NVIDIA Corp.	1,781	455,348
NXP Semiconductors N.V. (China)	1,106	222,151
QUALCOMM, Inc.	14,208	1,890,233
Renesas Electronics Corp. (Japan)(c)	96,800	1,195,419
STMicroelectronics N.V. (Switzerland)	14,571	691,217
STMicroelectronics N.V., New York Shares (Switzerland)	21,391	1,019,067
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	481,000	10,179,232
		25,609,944

Soft Drinks-0.33%
Britvic PLC (United Kingdom)	70,857	861,610
Coca-Cola Europacific Partners PLC (United Kingdom)	15,193	799,911
Fomento Economico Mexicano, S.A.B. de C.V., ADR (Mexico)	15,931	1,309,369
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO (Mexico)	201,338	1,655,259
		4,626,149

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Allocation Fund

	Shares	Value
Specialized REITs-0.01%
Extra Space Storage, Inc.	450	$88,817
Specialty Chemicals-0.19%
Akzo Nobel N.V. (Netherlands)	8,310	956,604
Albemarle Corp.	1,537	384,972
Sika AG (Switzerland)	3,991	1,354,203
		2,695,779

Specialty Stores-0.08%
Five Below, Inc.(c)	1,939	382,565
Tractor Supply Co.	3,296	715,792
		1,098,357

Steel-0.13%
Vale S.A., ADR (Brazil)	147,640	1,879,457

Systems Software-0.30%
Crowdstrike Holdings, Inc., Class A(c)	4,040	1,138,472
Gitlab, Inc., Class A(c)	700	78,540
Microsoft Corp.	3,393	1,125,187
Oracle Corp. (Japan)	7,900	746,663
Zscaler, Inc.(c)	3,447	1,099,110
		4,187,972

Technology Hardware, Storage & Peripherals-0.17%
Samsung Electronics Co. Ltd. (South Korea)	40,201	2,408,522

Thrifts & Mortgage Finance-0.41%
Housing Development Finance Corp. Ltd. (India)	149,824	5,706,273

Tobacco-0.17%
Swedish Match AB (Sweden)	269,177	2,371,944

Trading Companies & Distributors-0.26%
Electrocomponents PLC (United Kingdom)	43,026	663,150
Ferguson PLC	7,156	1,077,657
Marubeni Corp. (Japan)	150,600	1,274,681
SiteOne Landscape Supply, Inc.(c)	2,650	622,644
		3,638,132

Trucking-0.10%
Old Dominion Freight Line, Inc.	4,024	1,373,592
Total Common Stocks & Other Equity Interests (Cost $323,214,093)		437,571,618

	Principal
	Amount

U.S. Treasury Securities-16.30%
U.S. Treasury Notes-16.30%
1.63%, 02/15/2026(f)	$24,680,000	25,236,264
2.75%, 02/15/2028(f)	65,488,000	70,907,388
1.13%, 02/15/2031	137,440,000	132,586,650
Total U.S. Treasury Securities (Cost $226,784,856)		228,730,302

	Shares	Value
Preferred Stocks-0.37%
Broadcasting-0.00%
Zee Entertainment Enterprises Ltd., 6.00%, Pfd., (Acquired 03/09/2011-04/08/2016; Cost $0)(e)	629,697	$17,323

Diversified Banks-0.02%
Socium Re Ltd., Series 2019-1, Pfd.(g)	264,345	264,895

Diversified Support Services-0.13%
Harambee Re Ltd., Pfd.(g)	4,184	60,241
Kinesis Re I Ltd., Series 2019-1, Pfd.(g)	116,394	203,037
Lion Rock Re Ltd., Pfd.(b)(g)	375	53,327
Lorenz Re Ltd., Pfd.(g)	408	50,988
Mt. Logan Re Ltd., Pfd.(g)	1,737	1,206,569
Thopas Re Ltd., Pfd.(g)	786	141,191
Turing Re Ltd., Series 2019-1, Pfd.(d)(g)	13,286	29,857
Viribus Re Ltd., Pfd.(g)	457,088	42,151
		1,787,361

Specialized Consumer Services-0.22%
Grab Holdings, Inc., Class H, Pfd.	214,050	3,160,997
Total Preferred Stocks (Cost $6,465,311)		5,230,576

	Principal
	Amount

Event-Linked Bonds-0.11%
Diversified Support Services-0.00%
Alturas RE Segregated Account (Multinational), Catastrophe Linked Notes, 0.00%, 12/31/2022(d)(g)(h)	$15,000	0

Other Diversified Financial Services-0.11%
Eden RE II Ltd. (Multinational), Class A, Catastrophe Linked Notes, 0.00%, 03/22/2023(d)(g)(h)	10,800	158,306
Limestone Re Ltd. (Multinational), Class A, Catastrophe Linked Notes, 0.00%, 09/09/2022(d)(g)(h)	15,621	81,306
Sector Re V Ltd. (Multinational), Series 2019-1, Class A, Catastrophe Linked Notes, 0.00%, 03/01/2024(d)(g)(h)	1,800,000	1,232,043
Versutus Ltd. (Multinational), Catastrophe Linked Notes, 0.00%, 12/31/2022(g)(h)	99,014	40,261
		1,511,916
Total Event-Linked Bonds (Cost $1,940,435)		1,511,916

U.S. Dollar Denominated Bonds & Notes-0.01%
Health Care Services-0.01%
Omnicare, Inc., 4.75%, 12/01/2022 (Cost $446,466)	210,000	216,031

	Shares

Money Market Funds-1.25%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(i)	6,228,330	6,228,330

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Allocation Fund

	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(b)(i)	4,144,926	$ 4,146,169
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(i)	7,118,091	7,118,091
Total Money Market Funds (Cost $17,492,610)		17,492,590
TOTAL INVESTMENTS IN SECURITIES-98.20% (Cost $1,141,404,008)		1,378,193,109
OTHER ASSETS LESS LIABILITIES-1.80%		25,206,400
NET ASSETS-100.00%		$1,403,399,509

Investment Abbreviations:

ADR	- American Depositary Receipt
CDI	- CREST Depository Interest
CPO	- Certificates of Ordinary Participation
ETF	- Exchange-Traded Fund
GDR	- Global Depositary Receipt
Pfd.	- Preferred
REIT	- Real Estate Investment Trust
Wts.	- Warrants

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Invesco Emerging Markets Sovereign Debt ETF	$ 21,505,258	$33,094,800	$-	$(2,203,043)	$-	$ 52,397,015	$ 2,358,151
Invesco Fundamental High Yield® Corporate Bond ETF	37,482,130	-	-	1,778,128	-	39,260,258	1,368,795
Invesco High Yield Bond Factor ETF	-	27,222,800	-	225,960	-	27,448,760	1,018,768
Invesco International Developed Dynamic Multifactor ETF	-	126,039,700	-	4,585,449	-	130,625,149	3,019,454
Invesco Master Event-Linked Bond Fund	108,254,344	1,049,781	(103,924,299)	(2,682,189)	(2,697,637)	-	1,025,417
Invesco Russell 1000 Dynamic Multifactor ETF	223,621,167	-	(92,389,882)	74,836,502	30,172,745	236,240,532	3,081,644
Invesco Russell 2000 Dynamic Multifactor ETF	39,495,299	-	(21,031,221)	19,780,323	6,695,996	44,940,397	368,051
Invesco Senior Loan ETF	-	68,660,673	-	(100,065)	-	68,560,608	2,020,255
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	4	160,715,695	(154,487,369)	-	-	6,228,330	1,162
Invesco Liquid Assets Portfolio, Institutional Class	-	114,494,555	(110,348,144)	(20)	(222)	4,146,169	864
Invesco Treasury Portfolio, Institutional Class	5	183,675,080	(176,556,994)	-	-	7,118,091	532
Investments in Other Affiliates:
Lion Rock Re Ltd., Pfd.	373,253	-	-	(319,926)	-	53,327	203,153
Total	$430,731,460	$714,953,084	$(658,737,909)	$95,901,119	$34,170,882	$617,018,636	$14,466,246

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                      Invesco Global Allocation Fund

(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $21,345,588, which represented 1.52% of the Fund’s Net Assets.

(e)	Restricted security. The aggregate value of these securities at October 31, 2021 was $808,401, which represented less than 1% of the Fund’s Net Assets.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)	Zero coupon bond issued at a discount.
(i)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini S&P 500 Index	952	December-2021	$218,817,200	$6,991,002	$6,991,002

MSCI Emerging Market Index	697	December-2021	43,980,700	(780,050)	(780,050)

S&P/TSX 60 Index	23	December-2021	4,685,116	130,261	130,261

SPI 200 Index	33	December-2021	4,518,015	(74,209)	(74,209)

Subtotal–Long Futures Contracts				6,267,004	6,267,004

Short Futures Contracts

Equity Risk

E-Mini Russell 2000 Index	372	December-2021	(42,692,580)	(1,101,875)	(1,101,875)

EURO STOXX 600 Index	1,961	December-2021	(53,759,907)	(984,748)	(984,748)

Nikkei 225 Index	118	December-2021	(29,796,359)	806,053	806,053

Subtotal–Short Futures Contracts				(1,280,570)	(1,280,570)

Total Futures Contracts				$4,986,434	$4,986,434

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

12/15/2021	Bank of America, N.A.	PHP	1,050,430,000	USD	20,895,763	$149,503

12/15/2021	Bank of America, N.A.	USD	19,326,489	IDR	277,683,000,000	106,171

12/15/2021	Bank of America, N.A.	USD	16,173,350	RUB	1,195,720,000	536,764

12/15/2021	Barclays Bank PLC	CZK	418,680,000	USD	19,549,413	724,391

12/15/2021	BNP Paribas S.A.	DKK	2,825,000	USD	450,381	10,896

12/15/2021	BNP Paribas S.A.	USD	36,839,170	CAD	46,575,000	796,684

12/15/2021	BNP Paribas S.A.	USD	19,154,205	HUF	5,980,000,000	23,085

12/15/2021	Citibank, N.A.	GBP	14,370,000	USD	19,890,451	221,443

12/15/2021	Citibank, N.A.	HUF	4,568,120,512	USD	15,387,094	737,567

12/15/2021	Citibank, N.A.	KRW	9,615,000,000	USD	8,211,422	34,341

12/15/2021	Deutsche Bank AG	TWD	609,000,000	USD	21,965,735	36,754

12/15/2021	Goldman Sachs International	ARS	26,980,000	USD	252,740	216

12/15/2021	Goldman Sachs International	INR	395,900,000	USD	5,331,771	78,012

12/15/2021	Goldman Sachs International	KRW	24,059,700,000	USD	20,476,340	14,758

12/15/2021	Goldman Sachs International	USD	19,920,374	NOK	172,570,000	500,623

12/15/2021	J.P. Morgan Chase Bank, N.A.	HUF	1,381,879,488	USD	4,657,042	225,486

12/15/2021	J.P. Morgan Chase Bank, N.A.	PLN	1,975,000	USD	513,792	19,222

12/15/2021	J.P. Morgan Chase Bank, N.A.	TWD	188,320,000	USD	6,836,813	55,752

12/15/2021	Morgan Stanley and Co. International PLC	CHF	13,280,000	USD	14,523,239	620

12/15/2021	Morgan Stanley and Co. International PLC	EUR	12,835,000	USD	15,209,419	356,782

12/15/2021	Morgan Stanley and Co. International PLC	GBP	7,045,000	USD	9,745,458	102,581

12/15/2021	Morgan Stanley and Co. International PLC	JPY	567,400,615	USD	5,175,723	195,106

12/15/2021	Morgan Stanley and Co. International PLC	ZAR	28,075,000	USD	1,959,760	131,586

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                      Invesco Global Allocation Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

12/15/2021	Royal Bank of Canada	USD	4,484,674	JPY	512,300,000	$12,273

12/15/2021	Standard Chartered Bank PLC	CNY	122,340,000	USD	19,109,176	88,125

12/15/2021	Standard Chartered Bank PLC	MXN	105,540,000	USD	5,227,672	134,822

12/15/2021	Standard Chartered Bank PLC	THB	621,000,000	USD	18,953,151	244,212

12/15/2021	Standard Chartered Bank PLC	USD	19,040,903	THB	635,890,000	116,629

12/15/2021	UBS AG	HKD	6,615,000	USD	850,676	376

12/15/2021	UBS AG	JPY	1,112,599,385	USD	10,147,464	381,116

12/15/2021	UBS AG	USD	5,488,658	CNY	35,660,000	55,650

Subtotal–Appreciation						6,091,546

Currency Risk

12/15/2021	Bank of America, N.A.	AUD	10,790,000	USD	7,957,625	(160,508)

12/15/2021	Bank of America, N.A.	SEK	212,040,000	USD	24,688,541	(16,317)

12/15/2021	Barclays Bank PLC	CNY	111,290,000	USD	17,180,905	(122,126)

12/15/2021	Barclays Bank PLC	USD	7,258,340	TWD	199,960,000	(58,144)

12/15/2021	BNP Paribas S.A.	USD	18,900,994	TRY	166,720,000	(1,921,455)

12/02/2021	Citibank, N.A.	USD	16,817,663	BRL	94,300,000	(205,677)

12/15/2021	Citibank, N.A.	AUD	4,800,000	USD	3,544,138	(67,265)

12/15/2021	Citibank, N.A.	RUB	341,000,000	USD	4,600,086	(165,367)

12/15/2021	Citibank, N.A.	USD	179,806	CLP	143,000,000	(4,869)

01/24/2022	Citibank, N.A.	JPY	832,000,000	USD	7,291,868	(15,694)

12/15/2021	Deutsche Bank AG	USD	11,672,795	INR	865,100,000	(192,554)

12/15/2021	Goldman Sachs International	INR	169,000,000	USD	2,236,692	(6,009)

12/15/2021	Goldman Sachs International	USD	7,316,170	JPY	832,000,000	(12,911)

12/15/2021	Goldman Sachs International	USD	507,438	THB	16,630,000	(6,424)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	9,540,824	JPY	1,045,930,000	(359,697)

12/15/2021	Morgan Stanley and Co. International PLC	ILS	1,400,000	USD	437,336	(5,223)

12/15/2021	Morgan Stanley and Co. International PLC	KRW	2,800,000,000	USD	2,378,594	(2,667)

12/15/2021	Morgan Stanley and Co. International PLC	NZD	31,140,000	USD	22,156,546	(144,046)

12/15/2021	Morgan Stanley and Co. International PLC	PEN	5,080,000	USD	1,234,808	(36,217)

12/15/2021	Morgan Stanley and Co. International PLC	SEK	23,170,000	USD	2,697,359	(2,186)

12/15/2021	Morgan Stanley and Co. International PLC	USD	4,409,533	EUR	3,775,000	(41,111)

12/15/2021	Morgan Stanley and Co. International PLC	USD	773,587	MYR	3,210,000	(861)

12/15/2021	Morgan Stanley and Co. International PLC	USD	1,199,670	ZAR	17,195,000	(79,974)

12/15/2021	Standard Chartered Bank PLC	USD	913,003	HKD	7,100,000	(360)

12/15/2021	Standard Chartered Bank PLC	USD	16,901,715	SGD	22,700,000	(71,409)

12/15/2021	UBS AG	CAD	2,150,000	USD	1,701,352	(35,998)

Subtotal–Depreciation						(3,735,069)

Total Forward Foreign Currency Contracts						$2,356,477

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

Goldman Sachs International	Pay	MSCI ACWI ex USA Growth Net	3 mo. USD LIBOR + 0.37%	Quarterly	769,540	May–2022	USD 250,146,672	$–	$5,425,257	$5,425,257

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                      Invesco Global Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

Goldman Sachs International	Pay	Russell Midcap Growth Total Return Index	3 mo. USD LIBOR + 0.24%	Quarterly	14,600	September–2022	USD	83,579,394	$–	$(1,299,306)	$(1,299,306)

Goldman Sachs International	Receive	MSCI ACWI Daily Total Return Net ex USA	3 mo. USD LIBOR + 0.04%	Quarterly	804,426	May–2022	USD	245,724,793	–	(3,903,102)	(3,903,102)

Subtotal – Depreciation									–	(5,202,408)	(5,202,408)

Total – Total Return Swap Agreements									$–	$222,849	$222,849

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $1,050,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:

LIBOR	- London Interbank Offered Rate
USD	U.S. Dollar

Abbreviations:

ARS	–Argentina Peso
AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
CZK	–Czech Koruna
DKK	–Danish Krone
EUR	–Euro
GBP	–British Pound Sterling
HKD	–Hong Kong Dollar
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
ILS	–Israel Shekel
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PEN	–Peruvian Sol
PHP	–Philippines Peso
PLN	–Polish Zloty
RUB	–Russian Ruble
SEK	–Swedish Krona
SGD	–Singapore Dollar
THB	–Thai Baht
TRY	–Turkish Lira
TWD	–New Taiwan Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                      Invesco Global Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $644,501,201)	$761,174,473

Investments in affiliates, at value (Cost $496,902,807)	617,018,636

Other investments:
Variation margin receivable – futures contracts	8,730,197

Swaps receivable – OTC	30,248

Unrealized appreciation on swap agreements – OTC	5,425,257

Unrealized appreciation on forward foreign currency contracts outstanding	6,091,546

Deposits with brokers:
Cash collateral – OTC Derivatives	1,050,000

Cash	14,189,240

Foreign currencies, at value (Cost $793,073)	774,420

Receivable for:
Investments sold	1,048,934

Fund shares sold	158,735

Dividends	633,614

Interest	803,906

Investment for trustee deferred compensation and retirement plans	244,365

Other assets	45,505

Total assets	1,417,419,076

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	3,735,069

Swaps payable – OTC	134,709

Unrealized depreciation on swap agreements–OTC	5,202,408

Payable for:
Investments purchased	1,535,936

Fund shares reacquired	735,805

Accrued foreign taxes	815,151

Accrued fees to affiliates	737,874

Accrued other operating expenses	722,876

Trustee deferred compensation and retirement plans	399,739

Total liabilities	14,019,567

Net assets applicable to shares outstanding	$1,403,399,509

Net assets consist of:
Shares of beneficial interest	$995,597,638

Distributable earnings	407,801,871

$1,403,399,509

Net Assets:
Class A	$1,173,185,709

Class C	$72,605,244

Class R	$39,793,496

Class Y	$72,518,598

Class R5	$15,375

Class R6	$45,281,087

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	49,317,454

Class C	3,265,621

Class R	1,720,072

Class Y	3,035,540

Class R5	640

Class R6	1,888,280

Class A:
Net asset value per share	$23.79

Maximum offering price per share (Net asset value of $23.79 ÷ 94.50%)	$25.17

Class C:
Net asset value and offering price per share	$22.23

Class R:
Net asset value and offering price per share	$23.13

Class Y:
Net asset value and offering price per share	$23.89

Class R5:
Net asset value and offering price per share	$24.02

Class R6:
Net asset value and offering price per share	$23.98

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                      Invesco Global Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2021

Investment income:

Interest	$3,825,776

Dividends (net of foreign withholding taxes of $526,607)	11,677,397

Dividends from affiliates	14,466,246

Foreign withholding tax claims	61,227

Total investment income	30,030,646

Expenses:
Advisory fees	10,780,984

Administrative services fees	196,324

Custodian fees	217,095

Distribution fees:
Class A	2,896,695

Class C	770,026

Class R	195,264

Transfer agent fees – A, C, R and Y	2,350,976

Transfer agent fees – R5	4

Transfer agent fees – R6	13,390

Trustees’ and officers’ fees and benefits	23,337

Registration and filing fees	82,368

Reports to shareholders	141,702

Professional services fees	222,981

Taxes	6,557

Other	85,948

Total expenses	17,983,651

Less: Fees waived and/or expense offset arrangement(s)	(1,375,342)

Net expenses	16,608,309

Net investment income	13,422,337

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $22,915)	100,539,959

Affiliated investment securities	34,170,882

Foreign currencies	(340,708)

Forward foreign currency contracts	(73,209)

Futures contracts	28,798,640

Swap agreements	(11,028,506)

152,067,058

Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $760,864)	29,503,143

Affiliated investment securities	95,901,119

Foreign currencies	1,843,118

Forward foreign currency contracts	8,769,860

Futures contracts	8,884,269

Swap agreements	7,270,443

152,171,952

Net realized and unrealized gain	304,239,010

Net increase in net assets resulting from operations	$317,661,347

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                      Invesco Global Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$13,422,337	$10,267,820

Net realized gain	152,067,058	7,745,488

Change in net unrealized appreciation	152,171,952	18,185,090

Net increase in net assets resulting from operations	317,661,347	36,198,398

Distributions to shareholders from distributable earnings:
Class Y	–	(57,508)

Class R5	–	(11)

Class R6	–	(42,744)

Total distributions from distributable earnings	–	(100,263)

Share transactions-net:
Class A	(89,744,878)	(123,474,843)

Class C	(23,564,887)	(16,119,298)

Class R	(3,015,738)	(5,536,981)

Class Y	(9,811,398)	(11,326,834)

Class R5	1,492	–

Class R6	(853,213)	(2,645,192)

Net increase (decrease) in net assets resulting from share transactions	(126,988,622)	(159,103,148)

Net increase (decrease) in net assets	190,672,725	(123,005,013)

Net assets:
Beginning of year	1,212,726,784	1,335,731,797

End of year	$1,403,399,509	$1,212,726,784

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                      Invesco Global Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/21	$18.75	$0.22	$4.82	$5.04	$–	$–	$–	$23.79	26.88%	$1,173,186	1.15%		1.25%		1.01%		51%
Year ended 10/31/20	18.21	0.15	0.39	0.54	–	–	–	18.75	2.97	999,336	1.20		1.32		0.85		82
Year ended 10/31/19	18.48	0.13	1.16	1.29	(0.39)	(1.17)	(1.56)	18.21	8.05	1,093,027	1.21		1.31		0.75		52
Year ended 10/31/18	19.48	0.21	(1.21)	(1.00)	(0.00)	–	(0.00)	18.48	(5.12)	1,050,082	1.25		1.32		1.06		151
Year ended 10/31/17	17.77	0.28	1.94	2.22	(0.51)	–	(0.51)	19.48	12.84	1,193,012	1.27		1.34		1.51		40
Class C
Year ended 10/31/21	17.66	0.05	4.52	4.57	–	–	–	22.23	25.88	72,605	1.90		2.00		0.26		51
Year ended 10/31/20	17.28	0.02	0.36	0.38	–	–	–	17.66	2.20	77,710	1.95		2.07		0.10		82
Year ended 10/31/19	17.59	0.00	1.10	1.10	(0.24)	(1.17)	(1.41)	17.28	7.22	92,142	1.96		2.06		0.00		52
Year ended 10/31/18	18.67	0.06	(1.14)	(1.08)	–	–	–	17.59	(5.84)	209,903	2.01		2.08		0.31		151
Year ended 10/31/17	17.13	0.14	1.85	1.99	(0.45)	–	(0.45)	18.67	11.99	237,072	2.02		2.09		0.77		40
Class R
Year ended 10/31/21	18.28	0.16	4.69	4.85	–	–	–	23.13	26.53	39,793	1.40		1.50		0.76		51
Year ended 10/31/20	17.79	0.11	0.38	0.49	–	–	–	18.28	2.75	34,012	1.45		1.57		0.60		82
Year ended 10/31/19	18.10	0.09	1.11	1.20	(0.34)	(1.17)	(1.51)	17.79	7.68	38,552	1.46		1.56		0.50		52
Year ended 10/31/18	19.12	0.16	(1.18)	(1.02)	–	–	–	18.10	5.34	39,909	1.50		1.57		0.82		151
Year ended 10/31/17	17.47	0.23	1.90	2.13	(0.48)	–	(0.48)	19.12	12.55	42,854	1.52		1.59		1.26		40
Class Y
Year ended 10/31/21	18.78	0.28	4.83	5.11	–	–	–	23.89	27.21	72,519	0.90		1.00		1.26		51
Year ended 10/31/20	18.21	0.20	0.38	0.58	(0.01)	–	(0.01)	18.78	3.27	65,397	0.95		1.07		1.10		82
Year ended 10/31/19	18.49	0.18	1.14	1.32	(0.43)	(1.17)	(1.60)	18.21	8.27	74,260	0.96		1.06		0.99		52
Year ended 10/31/18	19.47	0.26	(1.21)	(0.95)	(0.03)	–	(0.03)	18.49	(4.88)	114,493	1.01		1.08		1.31		151
Year ended 10/31/17	17.75	0.32	1.94	2.26	(0.54)	–	(0.54)	19.47	13.13	121,039	1.03		1.10		1.72		40
Class R5
Year ended 10/31/21	18.85	0.32	4.85	5.17	–	–	–	24.02	27.43	15	0.76		0.86		1.40		51
Year ended 10/31/20	18.24	0.24	0.39	0.63	(0.02)	–	(0.02)	18.85	3.45	11	0.76		0.87		1.29		82
Period ended 10/31/19(e)	17.36	0.09	0.79	0.88	–	–	–	18.24	5.07	11	0.85	(f)	0.93	(f)	1.11	(f)	52
Class R6
Year ended 10/31/21	18.83	0.31	4.84	5.15	–	–	–	23.98	27.35	45,281	0.76		0.86		1.40		51
Year ended 10/31/20	18.22	0.24	0.39	0.63	(0.02)	–	(0.02)	18.83	3.46	36,260	0.76		0.87		1.29		82
Year ended 10/31/19	18.51	0.21	1.14	1.35	(0.47)	(1.17)	(1.64)	18.22	8.48	37,741	0.79		0.88		1.17		52
Year ended 10/31/18	19.48	0.29	(1.21)	(0.92)	(0.05)	–	(0.05)	18.51	(4.75)	33,300	0.84		0.91		1.48		151
Year ended 10/31/17	17.75	0.36	1.93	2.29	(0.56)	–	(0.56)	19.48	13.33	28,163	0.84		0.90		1.93		40

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.17%, 0.14%, 0.08%, 0.02% and 0.02% for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date after the close of business on May 24, 2019.
(f)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                      Invesco Global Allocation Fund

Notes to Consolidated Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Global Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to commodity-linked derivatives primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

21                      Invesco Global Allocation Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Consolidated Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Consolidated Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Consolidated Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended October 31, 2021, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

22                      Invesco Global Allocation Fund

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the

23                      Invesco Global Allocation Fund

buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.

Other Risks -The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

24                      Invesco Global Allocation Fund

S.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”) Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $1.0 billion	0.800%
Next $2 billion	0.760%
Next $1 billion	0.710%
Next $1 billion	0.660%
Next $1 billion	0.600%
Next $1 billion	0.550%
Next $2 billion	0.500%
Over $9 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.77%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00%, and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.31%, 2.06%, 1.56%, 1.06%, 0.94% and 0.89%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $1,370,722.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

25                      Invesco Global Allocation Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $89,274 in front-end sales commissions from the sale of Class A shares and $350 and $2,240 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange-Traded Funds	$687,440,076	$–	$–	$687,440,076
Common Stocks & Other Equity Interests	194,440,853	243,130,765	–	437,571,618
U.S. Treasury Securities	–	228,730,302	–	228,730,302
Preferred Stocks	17,323	3,160,997	2,052,256	5,230,576
Event-Linked Bonds	–	–	1,511,916	1,511,916
U.S. Dollar Denominated Bonds & Notes	–	216,031	–	216,031
Money Market Funds	17,492,590	–	–	17,492,590
Total Investments in Securities	899,390,842	475,238,095	3,564,172	1,378,193,109

Other Investments - Assets*
Futures Contracts	7,927,316	–	–	7,927,316
Forward Foreign Currency Contracts	–	6,091,546	–	6,091,546
Swap Agreements	–	5,425,257	–	5,425,257
	7,927,316	11,516,803	–	19,444,119

Other Investments - Liabilities*
Futures Contracts	(2,940,882)	–	–	(2,940,882)
Forward Foreign Currency Contracts	–	(3,735,069)	–	(3,735,069)
Swap Agreements	–	(5,202,408)	–	(5,202,408)
	(2,940,882)	(8,937,477)	–	(11,878,359)
Total Other Investments	4,986,434	2,579,326	–	7,565,760
Total Investments	$904,377,276	$477,817,421	$3,564,172	$1,385,758,869

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

26                      Invesco Global Allocation Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$7,927,316	$7,927,316
Unrealized appreciation on forward foreign currency contracts outstanding	6,091,546	-	6,091,546
Unrealized appreciation on swap agreements – OTC	-	5,425,257	5,425,257
Total Derivative Assets	6,091,546	13,352,573	19,444,119
Derivatives not subject to master netting agreements	-	(7,927,316)	(7,927,316)
Total Derivative Assets subject to master netting agreements	$6,091,546	$5,425,257	$11,516,803

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(2,940,882)	$(2,940,882)
Unrealized depreciation on forward foreign currency contracts outstanding	(3,735,069)	-	(3,735,069)
Unrealized depreciation on swap agreements – OTC	-	(5,202,408)	(5,202,408)
Total Derivative Liabilities	(3,735,069)	(8,143,290)	(11,878,359)
Derivatives not subject to master netting agreements	-	2,940,882	2,940,882
Total Derivative Liabilities subject to master netting agreements	$(3,735,069)	$(5,202,408)	$(8,937,477)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America, N.A.	$792,438	$-	$792,438	$(176,825)	$-	$(176,825)	$615,613	$-	$(615,613)	$-
Barclays Bank PLC	724,391	-	724,391	(180,270)	-	(180,270)	544,121	(351,179)	-	192,942
BNP Paribas S.A.	830,665	-	830,665	(1,921,455)	-	(1,921,455)	(1,090,790)	-	790,000	(300,790)
Citibank, N.A.	993,351	-	993,351	(458,872)	-	(458,872)	534,479	-	(490,000)	44,479
Deutsche Bank AG	36,754	-	36,754	(192,554)	-	(192,554)	(155,800)	-	155,800	-
Goldman Sachs International	593,609	5,455,505	6,049,114	(25,344)	(5,337,117)	(5,362,461)	686,653	-	(686,653)	-
J.P. Morgan Chase Bank, N.A.	300,460	-	300,460	(359,697)	-	(359,697)	(59,237)	-	-	(59,237)
Morgan Stanley and Co. International PLC	786,675	-	786,675	(312,285)	-	(312,285)	474,390	-	(80,000)	394,390
Royal Bank of Canada	12,273	-	12,273	-	-	-	12,273	-	-	12,273
Standard Chartered Bank PLC	583,788	-	583,788	(71,769)	-	(71,769)	512,019	-	(300,000)	212,019
UBS AG	437,142	-	437,142	(35,998)	-	(35,998)	401,144	-	(310,000)	91,144
Total	$6,091,546	$5,455,505	$11,547,051	$(3,735,069)	$(5,337,117)	$(9,072,186)	$2,474,865	$(351,179)	$(1,536,466)	$587,220

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(73,209)	$-	$-	$ (73,209)

Futures contracts	7,158,664	-	24,359,940	(2,719,964)	28,798,640

Swap agreements	-	-	71,713,080	(82,741,586)	(11,028,506)

27                      Invesco Global Allocation Fund

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$8,769,860	$-	$-	$8,769,860

Futures contracts	(1,601,344)	-	9,776,326	709,287	8,884,269

Swap agreements	-	-	7,270,443	-	7,270,443

Total	$5,557,320	$8,696,651	$113,119,789	$(84,752,263)	$42,621,497

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$554,679,932	$334,807,460	$602,459,089

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,620.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$-	$100,263

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2021

Undistributed ordinary income	$42,538,715

Undistributed long-term capital gain	130,035,435

Net unrealized appreciation – investments	235,315,356

Net unrealized appreciation – foreign currencies	308,323

Temporary book/tax differences	(395,958)

Shares of beneficial interest	995,597,638

Total net assets	$1,403,399,509

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts, passive foreign investment companies and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

28                      Invesco Global Allocation Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $490,116,064 and $669,909,659, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$266,700,154

Aggregate unrealized (depreciation) of investments	(31,384,798)

Net unrealized appreciation of investments	$235,315,356

Cost of investments for tax purposes is $1,149,635,653.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the subsidiary, master limited partnerships and swap income, on October 31, 2021, undistributed net investment income was increased by $781,766, undistributed net realized gain was decreased by $2,862,206 and shares of beneficial interest was increased by $2,080,440. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	2,179,768	$49,521,742	2,181,862	$40,190,761

Class C	459,086	9,717,253	539,284	9,405,715

Class R	239,230	5,261,967	288,979	5,175,168

Class Y	819,850	18,382,390	754,258	13,316,347

Class R5	65	1,512	-	-

Class R6	310,992	7,083,716	270,990	5,027,686

Issued as reinvestment of dividends:
Class Y	-	-	2,780	52,465

Class R6	-	-	2,246	42,431

Automatic conversion of Class C shares to Class A shares:
Class A	723,752	15,875,139	331,247	6,137,088

Class C	(770,334)	(15,875,139)	(350,625)	(6,137,088)

Reacquired:
Class A	(6,883,565)	(155,141,759)	(9,255,096)	(169,802,692)

Class C	(824,490)	(17,407,001)	(1,121,018)	(19,387,925)

Class R	(379,687)	(8,277,705)	(594,951)	(10,712,149)

Class Y	(1,266,104)	(28,193,788)	(1,354,038)	(24,695,646)

Class R5	(1)	(20)	-	-

Class R6	(348,675)	(7,936,929)	(418,602)	(7,715,309)

Net increase (decrease) in share activity	(5,740,113)	$(126,988,622)	(8,722,684)	$(159,103,148)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29                      Invesco Global Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted    in the United States of America.

Consolidated Financial Highlights
For each of the three years in the period ended October 31, 2021 for Class A, Class C, Class R, Class Y and Class R6.
For each of the two years in the period ended October 31, 2021 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The consolidated financial statements of Oppenheimer Global Allocation Fund (subsequently renamed Invesco Global Allocation Fund) as of and for the year ended October 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, brokers and portfolio company investees; when replies were not received from brokers or portfolio company investees, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30                      Invesco Global Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,037.50	$6.06	$1,019.26	$6.01	1.18%
Class C	1,000.00	1,033.50	9.89	1,015.48	9.80	1.93
Class R	1,000.00	1,036.30	7.34	1,018.00	7.27	1.43
Class Y	1,000.00	1,039.10	4.78	1,020.52	4.74	0.93
Class R5	1,000.00	1,039.80	4.06	1,021.22	4.02	0.79
Class R6	1,000.00	1,039.90	4.01	1,021.27	3.97	0.78

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31                      Invesco Global Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Allocation Fund’s (formerly, Invesco Oppenheimer Global Allocation Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Allocation Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

32                      Invesco Global Allocation Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

33                      Invesco Global Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34                      Invesco Global Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)

Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None

Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Russell C. Burk[2] – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                      Invesco Global Allocation Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-GLAL-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Global Infrastructure Fund

Nasdaq:

A: GIZAX ∎ C: GIZCX ∎ R: GIZRX ∎ Y: GIZYX ∎ R5: GIZFX ∎ R6: GIZSX

2	Management’s Discussion
2	Performance Summary
3	Long-Term Fund Performance
5	Supplemental Information
7	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Global Infrastructure Fund (the Fund), at net asset value (NAV), underperformed the Dow Jones Brookfield Global Infrastructure Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	26.22%
Class C Shares	25.23
Class R Shares	25.93
Class Y Shares	26.53
Class R5 Shares	26.61

Class R6 Shares	26.53

MSCI World Index▼ (Broad Market Index)	40.42

Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	26.63

Lipper Global Infrastructure Funds Classification Average▪ (Peer Group)	25.97
Source(s): ▼RIMES Technologies Corp.; ▪Lipper Inc.

Market conditions and your Fund

The fiscal year began with a strong global stock market rally. Risk appetite increased as several vaccines were developed with high levels of efficacy in protecting against coronavirus (COVID-19). Central banks remained committed to accommodative monetary policies and further fiscal stimulus to promote economic normalization.

    Throughout the beginning of 2021, dispersions in economic recoveries across countries and regions emerged, with the ability to control COVID-19 being the major determining factor. The US Federal Reserve (the Fed), European Central Bank and Bank of Canada all maintained interest rates at record lows. Vaccination rates continued to rise across developed countries; Europe and the Americas began to reopen their economies, while Asia continued to be more COVID-19 risk-averse. Government bond yields rose on expectations of higher growth and higher inflation. Oil and energy prices rose sharply, adding to inflationary concerns.

    The global economy continued its recovery as the fiscal year ended, even with significant headwinds caused by the spread of the COVID-19 Delta variant. Supply chain disruptions continued to negatively impact the pace of economic growth and added to downward pressure on stocks. On the positive side, vaccination levels rose, especially in China where significant progress was made, while global COVID-19 infection rates dropped significantly by the end of the fiscal year. The yield on the 10-year U.S. Treasury bond rose over the final months of the period, as markets anticipated the Fed will soon begin tapering its asset purchase program. Elsewhere, several major central banks have begun to tighten monetary policies. Energy remained a standout in the commodity space, boosted by a variety of factors on both the supply and demand sides.

    Global infrastructure stocks posted strong performance over the fiscal year; however, they did underperform broad market equities over the period. The Fund underperformed the Dow Jones Brookfield Global Infrastructure Index, its style-specific benchmark, on a gross performance basis.

    During the fiscal year, stock selection was a primary driver of the Fund’s outperformance relative to the style-specific benchmark. Sector allocation detracted from the Fund’s relative performance. The major positive drivers of stock selection came from within the midstream services and rail infrastructure sectors. The main area of the Fund’s relative underperformance in sector allocation stemmed from being underweight in the midstream services sector, which was the top-performing infrastructure sector over the period. The Fund did have positive sector allocations in electric utilities and gas distribution sectors. Additionally, out-of-benchmark exposure to the renewable energy sector also benefited.

    Top individual relative contributors to Fund performance for the fiscal year included several midstream services companies such as Targa Resources and Cheniere Energy. These midstream services companies benefited from a positive shift in the supply and demand dynamics for natural gas. Electric utility companies Consolidated Edison and NextEra Energy were also strong relative contributors. Canadian National Railway also positively contributed, driven largely by the announcement of positions by activist investors TCI Fund Management and Elliot Investment Management. Additionally, this action by activist investors prompted CN management to announce an aggressive plan to improve margins in the coming fiscal year. We exited our position in Consolidated Edison during the fiscal year.

    During the fiscal year, one of the top individual relative detractors from the Fund’s performance was China Gas Holdings. This position underperformed amid safety concerns after a pipeline accident in June in central China. Two other relative detractors for the period were midstream service companies Enbridge and The Williams Companies. While these companies performed well over the fiscal year as energy prices rose, the Fund was underweight in both names relative to the benchmark, leading to a drag on performance.

    At the close of the fiscal year, relative to the style-specific benchmark, the Fund held overweight positions in sectors such as water, rail, towers and airports to balance attractive relative valuations in cyclicals with a moderating economic outlook. The Fund held underweight positions in the gas distribution, midstream services and electric utilities sectors, where valuations may be relatively unattractive and regulatory structures could impact the ability to participate in the market rebound.

    We remain focused on investing in companies with sound balance sheets and strategic infrastructure assets that provide a relatively more stable underlying earnings stream, offering above-average earnings growth characteristics.

    We thank you for your investment in Invesco Global Infrastructure Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen

Grant Jackson

Joe Rodriguez, Jr. - Lead

Darin Turner - Lead Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Global Infrastructure Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 5/2/14

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges
Class A Shares
Inception (5/2/14)	4.95%
5 Years	7.39
1 Year	19.23
Class C Shares
Inception (5/2/14)	4.94%
5 Years	7.79
1 Year	24.23
Class R Shares
Inception (5/2/14)	5.48%
5 Years	8.35
1 Year	25.93
Class Y Shares
Inception (5/2/14)	6.00%
5 Years	8.89
1 Year	26.53
Class R5 Shares
Inception (5/2/14)	6.01%
5 Years	8.90
1 Year	26.61
Class R6 Shares
Inception (5/2/14)	6.01%
5 Years	8.89

1 Year	26.53

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Global Infrastructure Fund

Supplemental Information

Invesco Global Infrastructure Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unman-aged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Global Infrastructure Funds Classification Average represents an average of all the funds in the Lipper Global Infrastructure Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Global Infrastructure Fund

Fund Information

Portfolio Composition

By infrastructure sector	% of total net assets

Towers	24.32%

Midstream Services	22.35

Gas Utilities	18.23

Water Utilities	8.22

Electric Utilities	6.87

Diversified	5.62

Airports	4.86

Tolls	3.26

Renewables	2.06

Other Sectors, Each Less than 2.0% of Net Assets	3.54

Money Market Funds Plus Other Assets Less Liabilities	0.67

Top 10 Equity Holdings*

		% of total net assets
1.	American Tower Corp.	10.59%
2.	Enbridge, Inc.	6.42
3.	SBA Communications Corp., Class A	5.68
4.	CenterPoint Energy, Inc.	4.60
5.	Cheniere Energy, Inc.	4.56
6.	Cellnex Telecom S.A.	4.45
7.	National Grid PLC	4.18
8.	American Water Works Co., Inc.	4.08
9.	Vinci S.A.	3.97
10.	CMS Energy Corp.	3.51

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

6	Invesco Global Infrastructure Fund

Schedule of Investments

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–99.33%
Australia–2.50%

Atlas Arteria Ltd.	204,322	$957,764

Transurban Group	197,046	1,999,811

		2,957,575

Brazil–0.65%

Cia de Saneamento Basico do Estado de Sao Paulo, ADR	122,360	768,421

Canada–13.11%

Canadian National Railway Co.	13,613	1,809,200

Enbridge, Inc.	181,378	7,597,475

Keyera Corp.	77,216	1,979,066

Pembina Pipeline Corp.	40,260	1,332,783

TC Energy Corp.	51,829	2,803,775

		15,522,299

China–4.02%

China Gas Holdings Ltd.	227,400	567,894

China Merchants Port Holdings Co. Ltd.	152,000	254,394

China Resources Gas Group Ltd.	68,000	366,075

China Water Affairs Group Ltd.	144,000	148,588

COSCO SHIPPING Ports Ltd.	568,000	472,612

Kunlun Energy Co. Ltd.	2,204,000	2,018,569

SITC International Holdings Co. Ltd.	276,000	937,341

		4,765,473

France–4.30%

Getlink SE	25,776	395,518

Vinci S.A.	43,912	4,699,460

		5,094,978

Italy–2.11%

Atlantia S.p.A.(a)	46,779	902,206

Infrastrutture Wireless Italiane S.p.A.(b)	144,328	1,595,699

		2,497,905

Japan–0.67%

Japan Airport Terminal Co. Ltd.(a)	8,700	430,813

Tokyo Gas Co. Ltd.	21,100	366,761

		797,574

Luxembourg–0.27%

SES S.A., FDR	35,610	319,909

Mexico–1.32%

Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	7,758	1,564,401

Nigeria–0.44%

IHS Holding Ltd.(a)	31,137	523,724

Investment Abbreviations:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

	Shares	Value

Spain–11.34%

Aena SME S.A.(a)(b)	23,025	$3,764,990

Cellnex Telecom S.A.(b)	85,630	5,266,670

EDP Renovaveis S.A.	87,225	2,436,413

Ferrovial S.A.	62,295	1,959,780

		13,427,853

United Kingdom–7.55%

National Grid PLC	386,668	4,946,277

Pennon Group PLC	39,897	636,820

Severn Trent PLC	89,430	3,352,317

		8,935,414

United States–51.05%

American Tower Corp.	44,458	12,535,822

American Water Works Co., Inc.	27,717	4,827,747

Avangrid, Inc.	31,639	1,667,375

CenterPoint Energy, Inc.	209,320	5,450,693

Cheniere Energy, Inc.(a)	52,248	5,402,443

CMS Energy Corp.	68,832	4,154,011

Crown Castle International Corp.	11,893	2,144,308

Dominion Energy, Inc.	23,352	1,773,117

MPLX L.P.	51,708	1,557,445

National Fuel Gas Co.	29,964	1,720,833

NextEra Energy, Inc.	46,533	3,970,661

ONE Gas, Inc.	3,340	224,782

ONEOK, Inc.	32,726	2,082,028

PG&E Corp.(a)	214,793	2,491,599

SBA Communications Corp., Class A	19,487	6,729,446

Targa Resources Corp.	51,114	2,794,402

Williams Cos., Inc. (The)	32,498	912,869

		60,439,581

Total Common Stocks & Other Equity Interests (Cost $99,130,373)		117,615,107

Money Market Funds–1.11%

Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	465,295	465,295

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(c)(d)	315,017	315,112

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	531,766	531,766

Total Money Market Funds (Cost $1,312,164)		1,312,173

TOTAL INVESTMENTS IN SECURITIES—100.44% (Cost $100,442,537)		118,927,280

OTHER ASSETS LESS LIABILITIES–(0.44)%		(522,534)

NET ASSETS–100.00%		$118,404,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Global Infrastructure Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $10,627,359, which represented 8.98% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$256,583	$12,012,614	$(11,803,902)	$-	$-	$465,295	$66
Invesco Liquid Assets Portfolio, Institutional Class	320,208	8,521,532	(8,526,649)	(32)	53	315,112	97
Invesco Treasury Portfolio, Institutional Class	293,238	13,728,702	(13,490,174)	-	-	531,766	30
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	141,985	(141,985)	-	-	-	1	*
Invesco Private Prime Fund	-	207,268	(207,268)	-	-	-	16	*
Total	$870,029	$34,612,101	$(34,169,978)	$(32)	$53	$1,312,173	$210

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $99,130,373)	$117,615,107

Investments in affiliated money market funds, at value (Cost $1,312,164)	1,312,173

Foreign currencies, at value (Cost $73,076)	72,708

Receivable for: Investments sold	480,602
Fund shares sold	72,149
Dividends	78,071

Investment for trustee deferred compensation and retirement plans	20,080

Other assets	33,859
Total assets	119,684,749

Liabilities:

Payable for: Investments purchased	1,145,634
Fund shares reacquired	26,177
Accrued fees to affiliates	33,577
Accrued other operating expenses	54,535

Trustee deferred compensation and retirement plans	20,080
Total liabilities	1,280,003
Net assets applicable to shares outstanding	$118,404,746

Net assets consist of:

Shares of beneficial interest	$104,952,874

Distributable earnings	13,451,872
$118,404,746

Net Assets:

Class A	$20,773,872

Class C	$3,177,700

Class R	$5,241,249

Class Y	$21,557,990

Class R5	$37,287

Class R6	$67,616,648

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	1,635,765

Class C	250,772

Class R	413,031

Class Y	1,697,190

Class R5	2,932

Class R6	5,318,907
Class A: Net asset value per share	$12.70
Maximum offering price per share (Net asset value of $12.70 ÷ 94.50%)	$13.44

Class C: Net asset value and offering price per share	$12.67

Class R: Net asset value and offering price per share	$12.69

Class Y: Net asset value and offering price per share	$12.70

Class R5: Net asset value and offering price per share	$12.72

Class R6: Net asset value and offering price per share	$12.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Infrastructure Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $180,663)	$3,040,862

Dividends from affiliated money market funds (includes securities lending income of $75)	268
Total investment income	3,041,130

Expenses:

Advisory fees	867,853

Administrative services fees	15,679

Custodian fees	21,577

Distribution fees: Class A	39,675
Class C	25,842
Class R	20,985

Transfer agent fees – A, C, R and Y	82,590

Trustees’ and officers’ fees and benefits	23,492

Registration and filing fees	81,518

Reports to shareholders	83,273

Professional services fees	56,205

Other	29,667
Total expenses	1,348,356
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(205,401)
Net expenses	1,142,955
Net investment income	1,898,175

Realized and unrealized gain (loss) from:

Net realized gain from: Unaffiliated investment securities	6,226,452
Affiliated investment securities	53
Foreign currencies	16,262

6,242,767

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	14,706,807
Affiliated investment securities	(32)
Foreign currencies	(309)
14,706,466
Net realized and unrealized gain	20,949,233
Net increase in net assets resulting from operations	$22,847,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$1,898,175	$1,248,330
Net realized gain (loss)	6,242,767	(6,917,771)
Change in net unrealized appreciation	14,706,466	3,692,208
Net increase (decrease) in net assets resulting from operations	22,847,408	(1,977,233)

Distributions to shareholders from distributable earnings:
Class A	(262,127)	(414,643)
Class C	(23,024)	(45,124)
Class R	(58,212)	(40,389)
Class Y	(292,833)	(473,196)
Class R5	(352)	(563)
Class R6	(1,216,300)	(609,687)
Total distributions from distributable earnings	(1,852,848)	(1,583,602)

Share transactions–net:
Class A	5,390,841	4,945,617
Class C	517,509	1,155,085
Class R	1,077,445	2,967,165
Class Y	6,592,094	2,417,693
Class R5	24,765	(372)
Class R6	6,199,734	47,947,662
Net increase in net assets resulting from share transactions	19,802,388	59,432,850
Net increase in net assets	40,796,948	55,872,015

Net assets:
Beginning of year	77,607,798	21,735,783
End of year	$118,404,746	$77,607,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Infrastructure Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/21	$10.23	$0.20	(d)	$2.46	$2.66	$(0.19)	$–	$–	$(0.19)	$12.70	26.22%	$20,774	1.29%	1.62%	1.65	%(d)	103%
Year ended 10/31/20	11.88	0.19		(1.38)	(1.19)	(0.20)	(0.26)	–	(0.46)	10.23	(10.28)	12,198	1.28	1.58	1.77		244
Year ended 10/31/19	10.01	0.19		1.85	2.04	(0.17)	–	–	(0.17)	11.88	20.55	8,918	1.28	2.35	1.77		106
Year ended 10/31/18	10.74	0.18		(0.45)	(0.27)	(0.19)	(0.25)	(0.02)	(0.46)	10.01	(2.65)	8,098	1.28	2.56	1.76		114
Year ended 10/31/17	9.62	0.25	(d)	1.06	1.31	(0.19)	–	–	(0.19)	10.74	13.74	8,899	1.29	2.87	2.40	(d)	99
Class C
Year ended 10/31/21	10.21	0.11	(d)	2.46	2.57	(0.11)	–	–	(0.11)	12.67	25.23	3,178	2.04	2.37	0.90	(d)	103
Year ended 10/31/20	11.85	0.11		(1.37)	(1.26)	(0.12)	(0.26)	–	(0.38)	10.21	(10.94)	2,130	2.03	2.33	1.02		244
Year ended 10/31/19	9.99	0.11		1.84	1.95	(0.09)	–	–	(0.09)	11.85	19.60	1,191	2.03	3.10	1.02		106
Year ended 10/31/18	10.72	0.10		(0.44)	(0.34)	(0.13)	(0.25)	(0.01)	(0.39)	9.99	(3.39)	1,579	2.03	3.31	1.01		114
Year ended 10/31/17	9.60	0.17	(d)	1.06	1.23	(0.11)	–	–	(0.11)	10.72	12.92	2,016	2.04	3.62	1.65	(d)	99
Class R
Year ended 10/31/21	10.22	0.17	(d)	2.47	2.64	(0.17)	–	–	(0.17)	12.69	25.93	5,241	1.54	1.87	1.40	(d)	103
Year ended 10/31/20	11.87	0.16		(1.37)	(1.21)	(0.18)	(0.26)	–	(0.44)	10.22	(10.53)	3,326	1.53	1.83	1.52		244
Year ended 10/31/19	10.01	0.17		1.84	2.01	(0.15)	–	–	(0.15)	11.87	20.15	495	1.53	2.60	1.52		106
Year ended 10/31/18	10.73	0.16		(0.44)	(0.28)	(0.18)	(0.25)	(0.01)	(0.44)	10.01	(2.80)	351	1.53	2.81	1.51		114
Year ended 10/31/17	9.61	0.22	(d)	1.06	1.28	(0.16)	–	–	(0.16)	10.73	13.47	296	1.54	3.12	2.15	(d)	99
Class Y
Year ended 10/31/21	10.23	0.23	(d)	2.46	2.69	(0.22)	–	–	(0.22)	12.70	26.53	21,558	1.04	1.37	1.90	(d)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.23)	(0.26)	–	(0.49)	10.23	(10.11)	11,910	1.03	1.33	2.02		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	11,108	1.03	2.10	2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	9,775	1.03	2.31	2.01		114
Year ended 10/31/17	9.62	0.27	(d)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	10,685	1.04	2.62	2.65	(d)	99
Class R5
Year ended 10/31/21	10.24	0.23	(d)	2.47	2.70	(0.22)	–	–	(0.22)	12.72	26.61	37	1.02	1.14	1.92	(d)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.22)	(0.26)	–	(0.48)	10.24	(10.11)	10	1.03	1.15	2.02		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03	2.00	2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	10	1.03	2.19	2.01		114
Year ended 10/31/17	9.62	0.27	(d)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	11	1.04	2.54	2.65	(d)	99
Class R6
Year ended 10/31/21	10.24	0.23	(d)	2.47	2.70	(0.23)	–	–	(0.23)	12.71	26.53	67,617	1.02	1.14	1.92	(d)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.22)	(0.26)	–	(0.48)	10.24	(10.10)	48,033	1.00	1.15	2.05		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03	2.00	2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	229	1.03	2.19	2.01		114
Year ended 10/31/17	9.62	0.27	(d)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	194	1.04	2.54	2.65	(d)	99

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $109,495,771 and sold of $26,558,548 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Global Infrastructure Fund into the Fund.

(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends for the year ended October 31, 2021 are $0.16 and 1.31%, $0.07 and 0.56%, $0.13 and 1.06%, $0.19 and 1.56%, $0.19 and 1.58% and $0.19 and 1.58% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends for the year ended October 31, 2017 are $0.20 and 1.88%, $0.12 and 1.13%, $0.17 and 1.63%, $0.22 and 2.13%, $0.22 and 2.13% and $0.22 and 2.13% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Infrastructure Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

13	Invesco Global Infrastructure Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund

14	Invesco Global Infrastructure Fund

conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

O.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 1 billion	0.8400%

Next $1 billion	0.8000%

Next $3 billion	0.7800%

Over $5 billion	0.7325%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective June 1, 2021, the Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 1.25%, 2.00%, 1.50%, 1.00%, 1.00% and 1.00%, respectively of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

15	Invesco Global Infrastructure Fund

For the year ended October 31, 2021, the Adviser waived advisory fees of $122,667 and reimbursed class level expenses of $34,680, $5,612, $9,084, $33,214, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $10,113 in front-end sales commissions from the sale of Class A shares and $1 and $118 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$2,957,575	$–	$2,957,575

Brazil	768,421	–	–	768,421

Canada	15,522,299	–	–	15,522,299

China	–	4,765,473	–	4,765,473

France	–	5,094,978	–	5,094,978

Italy	–	2,497,905	–	2,497,905

Japan	–	797,574	–	797,574

Luxembourg	–	319,909	–	319,909

Mexico	1,564,401	–	–	1,564,401

Nigeria	523,724	–	–	523,724

Spain	–	13,427,853	–	13,427,853

United Kingdom	–	8,935,414	–	8,935,414

United States	60,439,581	–	–	60,439,581

Money Market Funds	1,312,173	–	–	1,312,173

Total Investments	$80,130,599	$38,796,681	$–	$118,927,280

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $144.

16	Invesco Global Infrastructure Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020

Ordinary income*	$1,852,848	$1,304,900

Long-term capital gain	–	278,702

Total distributions	$1,852,848	$1,583,602

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$351,595

Net unrealized appreciation – investments	16,300,434

Net unrealized appreciation – foreign currencies	1,311

Temporary book/tax differences	(13,019)

Capital loss carryforward	(3,188,449)

Shares of beneficial interest	104,952,874

Total net assets	$118,404,746

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$3,188,449	$–	$3,188,449

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $122,156,567 and $101,556,316, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$17,157,896

Aggregate unrealized (depreciation) of investments	(857,462)

Net unrealized appreciation of investments	$16,300,434

Cost of investments for tax purposes is $ 102,626,846.

17	Invesco Global Infrastructure Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on October 31, 2021, undistributed net investment income was increased by $17,891 and undistributed net realized gain (loss) was decreased by $17,891. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	717,135	$8,583,964	345,800	$3,844,613

Class C	113,290	1,341,239	45,951	508,506

Class R	119,771	1,442,625	35,978	397,759

Class Y	775,642	9,448,596	576,913	6,139,269

Class R5	1,974	24,625	-	-

Class R6	1,263,213	13,944,288	904,739	9,862,383

Issued as reinvestment of dividends:
Class A	20,131	237,143	28,115	310,338

Class C	1,899	22,127	3,720	41,763

Class R	4,954	58,196	3,663	39,943

Class Y	17,963	210,507	35,075	384,633

Class R5	11	140	-	-

Class R6	103,510	1,216,073	56,840	609,205

Automatic conversion of Class C shares to Class A shares:
Class A	20,484	235,395	1,906	19,882

Class C	(20,522)	(235,395)	(1,910)	(19,882)

Issued in connection with acquisitions:(b)
Class A	-	-	1,471,848	15,406,180

Class C	-	-	106,043	1,108,073

Class R	-	-	302,950	3,168,253

Class Y	-	-	144,045	1,507,977

Class R5	-	-	829	8,687

Class R6	-	-	8,189,334	85,839,760

Reacquired:
Class A	(314,614)	(3,665,661)	(1,405,490)	(14,635,396)

Class C	(52,559)	(610,462)	(45,616)	(483,375)

Class R	(37,162)	(423,376)	(58,807)	(638,790)

Class Y	(260,580)	(3,067,009)	(526,317)	(5,614,186)

Class R5	-	-	(883)	(9,059)

Class R6	(738,625)	(8,960,627)	(4,461,105)	(48,363,686)

Net increase in share activity	1,735,915	$19,802,388	5,753,621	$59,432,850

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 57% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Global Infrastructure Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 10,215,049 shares of the Fund for 11,052,718 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $107,038,932, including $(3,148,121) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $22,613,908 and $129,652,840 immediately after the acquisition.

The pro forma results of operations for the year ended October 31, 2020 assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period are as follows:

Net investment income	$2,184,681

Net realized/unrealized gains	(24,946,439)

Change in net assets resulting from operations	$(22,761,758)

18	Invesco Global Infrastructure Fund

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

19	Invesco Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Infrastructure Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,065.90	$6.51	$1,018.90	$6.36	1.25%
Class C	1,000.00	1,061.10	10.39	1,015.12	10.16	2.00
Class R	1,000.00	1,064.60	7.81	1,017.64	7.63	1.50
Class Y	1,000.00	1,067.20	5.21	1,020.16	5.09	1.00
Class R5	1,000.00	1,067.10	5.21	1,020.16	5.09	1.00
Class R6	1,000.00	1,067.20	5.21	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Global Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Infrastructure Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Dow Jones Brookfield Global Infrastructure Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period and below the performance of the Index for the five year period. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s principal investment strategies and/or investment restrictions, including country and sector exposures, and those of its performance peer funds. The Board noted that underweight exposure to and stock selection in certain infrastructure sectors detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.

22	Invesco Global Infrastructure Fund

The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Global Infrastructure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	47.27%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Global Infrastructure Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Infrastructure Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Global Strategic Income Fund

Nasdaq:

A: OPSIX ∎ C: OSICX ∎ R: OSINX ∎ Y: OSIYX ∎ R5: GLSSX ∎ R6: OSIIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

35	Consolidated Financial Statements

38	Consolidated Financial Highlights

39	Notes to Consolidated Financial Statements

50	Report of Independent Registered Public Accounting Firm

51	Fund Expenses

52	Approval of Investment Advisory and Sub-Advisory Contracts

54	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Global Strategic Income Fund (the Fund), at net asset value (NAV), outperformed the Bloomb-erg U.S. Aggregate Bond Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.76%
Class C Shares	0.98
Class R Shares	1.49
Class Y Shares	2.00
Class R5 Shares	2.14
Class R6 Shares	2.13
Bloomberg U.S. Aggregate Bond Index▼	-0.48

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended October 31, 2021, global fixed income markets were characterized by volatility as investors grappled with pivots in central bank communications (particularly from the US Federal Reserve (the Fed), which drives markets globally), anticipated growth projections and inflation concerns on the back of extraordinary monetary and fiscal support globally.

Positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns towards the end of 2020 on political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections globally. Despite uncertainty leading up to the 2020 US presidential election, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases.

In the first quarter of 2021, US bond yields rose sharply due to an improving economic outlook and concerns about rising inflation. The ability to control COVID-19 continued to be a major determining factor in the growth of economies. Following the swift approval of several COVID-19 vaccines for public distribution, countries rolled out vaccine programs with varying degrees of success. Amid a relatively slow vaccine rollout, the Eurozone experienced a resurgence in COVID-19 infections and reestablished various lockdown measures, which put pressure on the region’s nascent economic recovery. Meanwhile, the US benefited from an expedited vaccine rollout and passage of a $1.9 trillion fiscal stimulus package, further boosting its economic recovery. As growth rebounded, concerns about rising inflation returned and investors reconsidered implications for US monetary policy, triggering a repricing of US interest rates and a subsequent selloff in global fixed income markets. The US dollar ended the first quarter of 2021 up 3.7%.

Nevertheless, central banks across developed countries affirmed their commitment to maintain accommodative monetary policies in support of economic recovery. The Fed reiterated its commitment to maintain the federal funds rate at ultra-low levels given its new policy framework of targeting average inflation. The European Central Bank maintained its main stimulus measures and accelerated its bond buying program to counter the Euro-zone’s rising borrowing costs. While most central banks across emerging market (EM) economies left policy rates unchanged, central banks in Brazil and Russia began to tighten monetary policy.

In the second quarter of 2021, the Fed’s commentary was the primary influence on global fixed income markets. In early April, the Fed reiterated its average inflation targeting framework and its intent to be patient in reducing accommodative policies. This quelled investor concerns that arose in the first quarter and spurred solid performance across interest rates, currency and corporate credit for much of the second quarter. Nevertheless, the market was spooked again in June when Fed comments in the face of economic growth and rising inflation were interpreted to suggest earlier policy tightening than investors had anticipated. This perceived “hawkish pivot” drove down Treasury yields as investors questioned the Fed’s ability to avoid a policy error. Volatility rippled outward, roiling global markets and amplifying inflationary pressures in EMs, where several central banks (Russia, Brazil, Mexico) tightened monetary policy. After falling in April and May, the US dollar strengthened in the second half of June to end the quarter down only slightly.

In the third quarter of 2021, investor anxiety increased due to concerns about growth prospects, inflation and the Fed’s slightly less accommodative tone, all of which combined to drive volatility in global fixed income markets and push the 10-year US Treasury yield higher. The Delta variant spurred escalating

COVID-19 cases globally and subdued optimism for reopening plans (and ultimately growth prospects). Meanwhile, supply chain issues proved more extensive and enduring, which led to elevated inflation data. The Fed anticipated these issues were transitory and driven by COVID-19 disruptions but suggested that tapering its $120 billion in monthly asset purchases could begin earlier than expected. This accelerated the anticipated time frame for future rate hikes. EM central banks generally continued (Russia, Brazil, Mexico) or accelerated (Chile, Czech Republic, Peru) their monetary policy tightening, while China issued an array of new regulations. The US dollar was flat in July, drifted higher in August and rose in September, ending the quarter more than 2% higher.

Compared to the Bloomberg U.S. Aggregate Bond Index, which consists primarily of higher-quality US exposures, the Fund takes a global perspective across the credit spectrum. Over the fiscal year, the Fund’s developed market and US high yield credit contributed to Fund performance, while positioning in EM rates and foreign currencies detracted.

Global fixed income markets have remained volatile this fiscal year as investors have continued to recalibrate growth prospects amidst uneven country by country reopening plans and their implications for inflation expectations and subsequent central bank monetary policy actions, particularly by the Fed. In each quarter of 2021, pivots in Fed commentary and perceptions have led to markets pricing in earlier policy tightening than investors anticipated, triggering a repricing in interest rate markets.

Entering 2021, portfolio positioning in the Fund continued to favor EM rates and foreign currency exposure has given attractive yields, global growth acceleration, and less of a need for central bank rate hikes amidst a low inflationary environment, as well as less attractive negative/low yielding rates and FX in developed market (DM) countries. Yet a spike in the US 10-year Treasury yield at the prospect of rising interest rates rippled through global markets, particularly EMs.

This pattern of central bank commentary driving market volatility continued in the second and third quarters of 2021 following the June Fed meeting which noted higher inflation and the potential for an earlier-than-expected tapering of asset purchases. While we have seen elevated inflation data in the US and globally, we ultimately expect these pressures to recede as the effects of the pandemic wane.

Nevertheless, many EM central banks preempted the Fed’s anticipated tapering by responding to higher domestic inflation prints, not having the luxury of seeing through temporary inflation the way the Fed does. That said, we expect those inflation prints to be relatively transitory and expect inflation to be materially lower in EMs next fiscal year as compared to now. We believe that we are

2	Invesco Global Strategic Income Fund

most likely at or maybe even past peak acceleration in EM rate hikes. While we expect some further pressures over the next few quarters, we do believe it will be more gradual, as the early hikers are nearing the end of the current cycle the new hikers will most likely be gradual, and only a few with high negative real rates may accelerate over the next few months. As a result, we believe EM rates are at quite attractive levels outright and especially when compared to US interest rates and believe this area of the market offers a compelling opportunity.

In contrast, after 15 months of exceptional performance, credit remains expensive by all metrics, in our view. In most markets, spreads are at all time tight levels, or close to them. Easy financial conditions, active funding markets and exceptional equity performance have helped drive strong credit performance. Led by US high yield and resurgent energy prices, EM credit has also performed well.

Going forward, we expect credit to generate low excess returns given current tight spread levels. However, we do not expect the default cycle to pick up any time soon, given inflation and the increased pricing power at the corporate level, combined with above-trend growth, easy financial conditions and the buoyant equity market. As a result, in credit, we continue to favor taking default risk over spread risk. Higher default risk comes with higher required interest rates, and as we believe the macro backdrop remains supportive for companies, we see an opportunity to capture this excess compensation for our investors. Spread risk by contrast implies lower yields, and therefore cushion, against marginally higher credit spreads.

Inflation expectations remain pressure points for global interest rate markets and developed market central banks have begun signaling a gradual removal of the extraordinary monetary stimulus provided over the last 18 months. Higher interest rate expectations have buoyed the US dollar recently, but we believe the factors that have contributed to US dollar strength are now behind us and high US twin deficits will ultimately weigh on the dollar. While conditions in the US will continue to have an outsized effect on the rest of the world, we expect global growth will remain resilient and continue to find attractive yields abroad, particularly in EMs. In this regard, we believe the environment remains quite favorable for global assets and the Fund is well positioned to capitalize.

Please note that we implemented our strategy using derivative instruments, including futures, forwards,

swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

Thank you for investing in Invesco Global Strategic Income Fund.

Portfolio manager(s):

Hemant Baijal - Lead

Chris Kelly

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Strategic Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Strategic Income Fund

Average Annual Total Returns As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (10/16/89)	6.17%
10 Years	2.45
5 Years	1.12
1 Year	-2.58

Class C Shares
Inception (5/26/95)	5.16%
10 Years	2.26
5 Years	1.20
1 Year	-0.01

Class R Shares
Inception (3/1/01)	4.63%
10 Years	2.59
5 Years	1.72
1 Year	1.49

Class Y Shares
Inception (1/26/98)	5.02%
10 Years	3.10
5 Years	2.16
1 Year	2.00

Class R5 Shares
10 Years	2.97%
5 Years	2.16
1 Year	2.14

Class R6 Shares
Inception (1/27/12)	3.07%
5 Years	2.36
1 Year	2.13

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Strategic Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the In-vesco Oppenheimer Global Strategic Income Fund. Note: The Fund was subsequently renamed the Invesco Global Strategic Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Strategic Income Fund

Supplemental Information

Invesco Global Strategic Income Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Strategic Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	40.83%
Non-U.S. Dollar Denominated Bonds & Notes	31.94
Asset-Backed Securities	9.19
U.S. Government Sponsored Agency Mortgage-Backed Securities	4.73
Affiliated Issuers	3.11
Variable Rate Senior Loan Interests	1.04
Agency Credit Risk Transfer Notes	1.00
Security Types Each Less Than 1% of Portfolio	1.16
Money Market Funds Plus Other Assets Less Liabilities	7.00

Top Five Debt Issuers*

		% of total net assets
1.	China Development Bank	5.52%
2.	Brazil Notas do Tesouro Nacional	4.30
3.	Province of Ontario	3.25
4.	Republic of South Africa Government Bond	3.06
5.	Uniform Mortgage Backed Securities	3.02

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco Global Strategic Income Fund

Consolidated Schedule of Investments

October 31, 2021

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–40.83%
Angola–0.15%
Angolan Government International Bond,
8.00%, 11/26/2029(a)	$1,800,000	$ 1,788,678
9.38%, 05/08/2048(a)	1,800,000	1,792,710
		3,581,388

Argentina–0.61%
Argentine Bonad Bonds, 0.10%, 11/30/2021	10,869,375	10,546,011
Argentine Republic Government International Bond, 0.50%, 07/09/2030(b)	10,650,000	3,659,340
		14,205,351

Australia–0.08%
Glencore Funding LLC, 2.85%, 04/27/2031(a)(c)	1,800,000	1,803,909

Belgium–0.01%
Telenet Finance Luxembourg Notes S.a r.l., 5.50%, 03/01/2028(a)	125,000	130,625

Brazil–0.92%
Azul Investments L.L.P., 7.25%, 06/15/2026(a)	2,700,000	2,508,718
B2W Digital Lux S.a.r.l., 4.38%, 12/20/2030(a)	2,320,000	2,160,686
Banco do Brasil S.A., 9.00%(a)(d)(e)	3,600,000	3,910,536
Braskem Netherlands Finance B.V., 4.50%, 01/31/2030(a)	1,800,000	1,828,854
Brazilian Government International Bond, 4.75%, 01/14/2050	3,700,000	3,168,828
CSN Inova Ventures, 6.75%, 01/28/2028(a)	1,775,000	1,887,269
Klabin Austria GmbH, 5.75%, 04/03/2029(a)	710,000	773,900
Minerva Luxembourg S.A., 4.38%, 03/18/2031(a)	3,700,000	3,522,215
Suzano Austria GmbH, 2.50%, 09/15/2028	1,716,000	1,625,910
		21,386,916

Canada–0.21%
Precision Drilling Corp., 6.88%, 01/15/2029(a)	1,009,000	1,043,583
Transcanada Trust, Series 16-A, 5.88%, 08/15/2076(c)(d)	3,545,000	3,917,225
		4,960,808

Chile–0.23%
AES Andes S.A., 6.35%, 10/07/2079(a)(d)	1,750,000	1,816,010

	Principal Amount	Value
Chile–(continued)
Kenbourne Invest S.A., 4.70%, 01/22/2028(a)	$3,650,000	$ 3,636,313
		5,452,323

China–1.25%
CIFI Holdings Group Co. Ltd.,
6.55%, 03/28/2024(a)	710,000	700,572
6.45%, 11/07/2024(a)	2,150,000	2,118,467
6.00%, 07/16/2025(a)	1,850,000	1,810,276
Country Garden Holdings Co. Ltd.,
5.13%, 01/17/2025(a)	530,000	521,820
5.40%, 05/27/2025(a)	4,810,000	4,765,233
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, 7.50%, 05/01/2025(a)	492,000	473,142
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/2026(a)	2,935,000	2,908,481
KWG Group Holdings Ltd.,
5.88%, 11/10/2024(a)	1,250,000	1,065,010
5.95%, 08/10/2025(a)	1,065,000	838,687
Logan Group Co. Ltd.,
7.50%, 08/25/2022(a)	1,695,000	1,668,149
5.25%, 02/23/2023(a)	3,750,000	3,637,184
4.25%, 07/12/2025(a)	700,000	633,237
NXP B.V./NXP Funding LLC/NXP USA, Inc., 2.50%, 05/11/2031(a)	1,800,000	1,790,503
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/2024(a)	1,065,000	985,491
Prosus N.V., 4.03%, 08/03/2050(a)	1,925,000	1,811,253
Shimao Group Holdings Ltd.,
6.13%, 02/21/2024(a)	1,800,000	1,707,750
5.60%, 07/15/2026(a)	1,800,000	1,703,111
		29,138,366

Colombia–0.97%
Bancolombia S.A., 4.88%, 10/18/2027(d)	7,200,000	7,281,072
Colombia Government International Bond,
4.13%, 02/22/2042	5,475,000	4,971,245
5.00%, 06/15/2045	7,200,000	7,117,416
Ecopetrol S.A., 4.63%, 11/02/2031	3,228,000	3,208,293
		22,578,026

Denmark–0.15%
Danske Bank A/S, 6.13%(a)(d)(e)	3,200,000	3,398,000

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Global Strategic Income Fund

	Principal Amount	Value
Dominican Republic–0.17%
Dominican Republic International Bond,
4.88%, 09/23/2032(a)	$2,280,000	$ 2,319,923
5.30%, 01/21/2041(a)(c)	1,560,000	1,548,315
		3,868,238

Ecuador–0.06%
Ecuador Government International Bond, 5.00%, 07/31/2030(a)(b)	1,800,000	1,498,500

Egypt–0.54%
Egypt Government International Bond,
6.59%, 02/21/2028(a)	2,564,000	2,522,822
7.63%, 05/29/2032(a)	5,000,000	4,848,705
8.50%, 01/31/2047(a)	3,700,000	3,429,293
8.88%, 05/29/2050(a)	1,775,000	1,677,739
		12,478,559

El Salvador–0.13%
El Salvador Government International Bond,
7.75%, 01/24/2023(a)	1,750,000	1,552,688
8.25%, 04/10/2032(a)	1,750,000	1,379,875
		2,932,563

France–0.76%
Altice France S.A.,
8.13%, 02/01/2027(a)	1,226,000	1,319,483
5.13%, 07/15/2029(a)	766,000	746,988
5.50%, 10/15/2029(a)(c)	730,000	716,473
BNP Paribas S.A., 7.38%(a)(d)(e)	2,200,000	2,526,029
Iliad Holding S.A.S.,
6.50%, 10/15/2026(a)	275,000	283,709
7.00%, 10/15/2028(a)(c)	653,000	673,922
Societe Generale S.A., 4.75%(a)(d)(e)	3,550,000	3,645,317
TotalEnergies Capital International S.A., 3.13%, 05/29/2050	7,400,000	7,780,187
		17,692,108

Ghana–0.43%
Ghana Government International Bond,
7.88%, 03/26/2027(a)	5,550,000	5,166,900
7.75%, 04/07/2029(a)	5,450,000	4,870,513
		10,037,413

Guatemala–0.25%
Guatemala Government Bond,
4.90%, 06/01/2030(a)	2,960,000	3,216,247
3.70%, 10/07/2033(a)	2,536,000	2,531,879
		5,748,126

Hong Kong–0.39%
Melco Resorts Finance Ltd., 4.88%, 06/06/2025(a)	9,250,000	9,159,812

India–0.82%
Adani Green Energy Ltd., 4.38%, 09/08/2024(a)	2,857,000	2,895,860

	Principal Amount	Value
India–(continued)
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(a)	$3,475,000	$ 3,579,939
JSW Steel Ltd., 3.95%, 04/05/2027(a)	4,260,000	4,302,670
Muthoot Finance Ltd., 4.40%, 09/02/2023(a)	3,700,000	3,772,613
Reliance Industries Ltd., 4.88%, 02/10/2045(a)	3,600,000	4,509,594
		19,060,676

Indonesia–1.48%
PT Bank Tabungan Negara (Persero) Tbk, 4.20%, 01/23/2025(a)	6,390,000	6,479,243
PT Cikarang Listrindo Tbk, 4.95%, 09/14/2026(a)	4,475,000	4,583,519
PT Indofood CBP Sukses Makmur Tbk, 4.75%, 06/09/2051(a)	3,600,000	3,654,622
PT Indonesia Asahan Aluminium (Persero),
4.75%, 05/15/2025(a)	7,400,000	7,956,850
5.45%, 05/15/2030(a)	3,700,000	4,234,206
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara,
4.13%, 05/15/2027(a)	3,700,000	3,982,125
4.38%, 02/05/2050(a)	3,600,000	3,638,970
		34,529,535

Iraq–0.06%
Iraq International Bond, 5.80%, 01/15/2028(a)	1,462,500	1,426,120

Ireland–0.52%
Coriolanus DAC,
Series 116, 0.00%, 04/30/2025(a)(f)	1,320,387	1,303,549
Series 119, 0.00%, 04/30/2025(a)(f)	1,404,732	1,386,818
Series 120, 0.00%, 04/30/2025(a)(f)	2,009,566	1,983,938
Series 122, 0.00%, 04/30/2025(a)(f)	1,540,607	1,520,961
Series 124, 0.00%, 04/30/2025(a)(f)	1,237,364	1,221,585
Series 126, 0.00%, 04/30/2025(a)(f)	1,582,013	1,561,838
Series 127, 0.00%, 04/30/2025(a)(f)	1,832,434	1,809,065
0.00%, 04/30/2025(a)(f)	1,438,166	1,419,825
		12,207,579

Italy–0.12%
UniCredit S.p.A., 3.13%, 06/03/2032(a)(d)	2,869,000	2,857,922

Japan–0.41%
SoftBank Group Corp.,
4.63%, 07/06/2028(a)	3,675,000	3,623,015
5.25%, 07/06/2031(a)	2,185,000	2,192,352
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/2050	3,700,000	3,788,520
		9,603,887

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Global Strategic Income Fund

	Principal Amount	Value
Kazakhstan–0.08%
KazMunayGas National Co. JSC, 3.50%, 04/14/2033(a)	$1,850,000	$ 1,919,320

Macau–0.65%
MGM China Holdings Ltd.,
5.38%, 05/15/2024(a)	3,495,000	3,503,005
5.88%, 05/15/2026(a)	3,200,000	3,202,608
Sands China Ltd.,
3.80%, 01/08/2026	1,480,000	1,490,900
2.85%, 03/08/2029(a)	1,775,000	1,667,985
Wynn Macau Ltd., 4.88%, 10/01/2024(a)	5,665,000	5,364,245
		15,228,743

Mexico–2.44%
Alpek S.A.B. de C.V., 3.25%, 02/25/2031(a)	1,782,000	1,766,675
Banco Mercantil del Norte S.A., 8.38%(a)(d)(e)	1,850,000	2,165,166
Braskem Idesa S.A.P.I.,
7.45%, 11/15/2029(a)	3,550,000	3,771,875
6.99%, 02/20/2032(a)(c)	2,136,000	2,189,400
Cemex S.A.B. de C.V.,
5.45%, 11/19/2029(a)	2,590,000	2,808,726
3.88%, 07/11/2031(a)	2,590,000	2,602,821
5.13%(a)(d)(e)	2,487,000	2,572,612
Mexico Remittances Funding Fiduciary Estate Management S.a.r.l., 4.88%, 01/15/2028(a)	11,125,000	10,762,992
Nemak S.A.B. de C.V., 3.63%, 06/28/2031(a)	3,064,000	2,872,255
Petroleos Mexicanos,
4.50%, 01/23/2026	5,469,000	5,524,756
6.50%, 03/13/2027	11,050,000	11,794,549
6.38%, 01/23/2045	3,700,000	3,201,370
6.35%, 02/12/2048	3,700,000	3,161,983
7.69%, 01/23/2050	1,775,000	1,698,746
		56,893,926

Netherlands–1.41%
ING Groep N.V.,
6.50%(c)(d)(e)	7,200,000	7,911,036
6.75%(a)(d)(e)	8,600,000	9,371,222
OCI N.V., 4.63%, 10/15/2025(a)	1,089,000	1,133,921
UPC Holding B.V., 5.50%, 01/15/2028(a)	7,300,000	7,564,625
VEON Holdings B.V., 3.38%, 11/25/2027(a)	6,745,000	6,772,756
		32,753,560

Nigeria–0.09%
Nigeria Government International Bond, 7.88%, 02/16/2032(a)	2,145,000	2,193,464

	Principal Amount	Value
Oman–0.58%
Oman Government International Bond,
4.75%, 06/15/2026(a)	$6,982,000	$ 7,192,877
6.75%, 01/17/2048(a)	6,100,000	6,186,651
		13,379,528

Pakistan–0.08%
Pakistan Government International Bond, 8.88%, 04/08/2051(a)	1,775,000	1,790,180

South Africa–0.27%
Eskom Holdings SOC Ltd., 7.13%, 02/11/2025(a)	1,950,000	2,035,184
Republic of South Africa Government International Bond, 5.65%, 09/27/2047	1,775,000	1,685,987
Sasol Financing USA LLC, 4.38%, 09/18/2026	2,403,000	2,445,173
		6,166,344

Sri Lanka–0.05%
Sri Lanka Government International Bond, 7.55%, 03/28/2030(a)	1,800,000	1,135,548

Switzerland–1.66%
Consolidated Energy Finance S.A., 5.63%, 10/15/2028(a)	700,000	697,445
Credit Suisse Group AG,
7.50%(a)(d)(e)	1,775,000	1,891,262
7.50%(a)(d)(e)	4,000,000	4,370,000
6.25%(a)(d)(e)	5,255,000	5,664,943
5.25%(a)(d)(e)	3,600,000	3,748,500
Oriflame Investment Holding PLC, 5.13%, 05/04/2026(a)(c)	3,474,000	3,449,161
Swiss Re Finance (Luxembourg) S.A., 5.00%, 04/02/2049(a)(d)	4,320,000	4,904,280
UBS Group AG,
7.00%(a)(d)(e)	5,450,000	5,896,600
7.00%(a)(d)(e)	7,195,000	8,107,866
		38,730,057

Tanzania–0.15%
HTA Group Ltd., 7.00%, 12/18/2025(a)	3,330,000	3,493,903

Thailand–0.17%
Krung Thai Bank PCL, 4.40%(a)(d)(e)	2,220,000	2,219,045
Muang Thai Life Assurance PCL, 3.55%, 01/27/2037(a)(d)	1,800,000	1,814,526
		4,033,571

Ukraine–0.78%
Metinvest B.V., 8.50%, 04/23/2026(a)	3,750,000	4,230,994
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.63%, 11/08/2026(a)	1,800,000	1,780,757

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Global Strategic Income Fund

	Principal Amount	Value
Ukraine–(continued)
Ukraine Government International Bond,
8.99%, 02/01/2024(a)	$2,850,000	$ 3,121,206
6.88%, 05/21/2029(a)	1,825,000	1,865,343
7.38%, 09/25/2032(a)	4,300,000	4,434,246
1.26%, 05/31/2040(a)	2,500,000	2,640,700
		18,073,246

United Kingdom–2.38%
abrdn PLC, 4.25%, 06/30/2028(a)	1,825,000	1,987,407
BP Capital Markets PLC, 4.88%(d)(e)	2,590,000	2,825,845
HSBC Holdings PLC,
6.00%(d)(e)	8,626,000	9,386,123
6.38%(d)(e)	1,775,000	1,914,781
M&G PLC, 6.50%, 10/20/2048(a)(d)	1,825,000	2,198,720
NatWest Group PLC, Series U, 2.45% (3 mo. USD LIBOR + 2.32%)(e)(g)	3,700,000	3,688,678
Petrofac Ltd., 9.75%, 11/15/2026(a)	3,111,000	3,080,761
Prudential PLC, 4.88%(a)(e)	3,550,000	3,649,080
Standard Chartered PLC,
4.30%, 02/19/2027(a)(c)	6,480,000	6,974,541
6.00%(a)(c)(d)(e)	5,400,000	5,883,300
4.30%(a)(c)(d)(e)	3,914,000	3,768,282
Virgin Media Finance PLC, 5.00%, 07/15/2030(a)(c)	447,000	445,028
Virgin Media Secured Finance PLC, 5.50%, 05/15/2029(a)(c)	767,000	810,266
Vodafone Group PLC,
3.25%, 06/04/2081(c)(d)	3,326,000	3,331,721
4.13%, 06/04/2081(d)	5,595,000	5,569,039
		55,513,572

United States–18.99%
AdaptHealth LLC,
6.13%, 08/01/2028(a)	566,000	599,960
5.13%, 03/01/2030(a)	624,000	627,900
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(a)	2,586,000	2,781,140
Akumin, Inc., 7.00%, 11/01/2025(a)(c)	1,196,000	1,144,040
Alcoa Nederland Holding B.V., 6.13%, 05/15/2028(a)	6,930,000	7,437,969
Allison Transmission, Inc., 3.75%, 01/30/2031(a)	2,379,000	2,289,895
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(a)	6,585,000	6,915,896
5.75%, 04/20/2029(a)	519,000	559,223
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(a)	1,317,000	1,336,755
Arconic Corp., 6.13%, 02/15/2028(a)	9,500,000	10,022,500

	Principal Amount	Value
United States–(continued)
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(a)	$1,197,000	$ 1,173,060
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(a)	1,097,000	1,142,251
Audacy Capital Corp., 6.75%, 03/31/2029(a)(c)	1,201,000	1,192,311
Bath & Body Works, Inc.,
7.50%, 06/15/2029	470,000	531,453
6.88%, 11/01/2035	673,000	818,516
Bausch Health Cos., Inc.,
5.75%, 08/15/2027(a)(c)	455,000	476,947
5.25%, 02/15/2031(a)	5,300,000	4,773,392
Becton, Dickinson and Co., 3.79%, 05/20/2050	7,400,000	8,434,407
Bonanza Creek Energy, Inc., 7.50%, 04/30/2026	34,421	34,581
Brink’s Co. (The),
5.50%, 07/15/2025(a)	149,000	156,353
4.63%, 10/15/2027(a)	1,087,000	1,122,925
Bristow Group, Inc., 6.88%, 03/01/2028(a)	1,865,000	1,937,269
Callon Petroleum Co., 8.00%, 08/01/2028(a)(c)	1,162,000	1,172,632
Calpine Corp., 3.75%, 03/01/2031(a)	1,236,000	1,188,130
Camelot Finance S.A., 4.50%, 11/01/2026(a)	2,993,000	3,112,720
Carnival Corp., 10.50%, 02/01/2026(a)(c)	4,440,000	5,164,830
Carriage Services, Inc., 4.25%, 05/15/2029(a)	1,964,000	1,969,892
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 05/01/2027(a)	777,000	806,138
5.00%, 02/01/2028(a)	842,000	876,733
4.75%, 03/01/2030(a)	4,258,000	4,401,707
4.50%, 08/15/2030(a)	5,475,000	5,579,737
4.50%, 05/01/2032	1,845,000	1,856,079
4.25%, 01/15/2034(a)	346,000	336,020
Centene Corp., 4.63%, 12/15/2029	1,261,000	1,361,880
Charles Schwab Corp. (The), Series G, 5.38%(d)(e)	7,500,000	8,268,000
Cigna Corp., 2.38%, 03/15/2031	1,800,000	1,805,327
Cinemark USA, Inc., 5.88%, 03/15/2026(a)(c)	275,000	276,031
Citigroup, Inc., 3.88%(d)(e)	4,336,000	4,384,780
Civitas Resources, Inc., 5.00%, 10/15/2026(a)	1,187,000	1,200,591
Clarios Global L.P., 6.75%, 05/15/2025(a)	285,000	300,638
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(a)	259,000	275,452
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(a)	1,345,000	1,340,898

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Clearway Energy Operating LLC,
4.75%, 03/15/2028(a)	$1,393,000	$ 1,475,535
3.75%, 02/15/2031(a)	1,083,000	1,073,551
CNX Midstream Partners L.P., 4.75%, 04/15/2030(a)	1,215,000	1,218,037
Community Health Systems, Inc.,
8.00%, 03/15/2026(a)	4,248,000	4,486,950
8.00%, 12/15/2027(a)	1,440,000	1,562,400
Cox Communications, Inc., 2.95%, 10/01/2050(a)	2,720,000	2,595,438
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	1,833,000	1,812,379
Crown Castle International Corp., 3.25%, 01/15/2051	3,700,000	3,727,553
CSC Holdings LLC,
5.88%, 09/15/2022	269,000	277,743
5.50%, 04/15/2027(a)	1,195,000	1,235,331
5.75%, 01/15/2030(a)	1,814,000	1,792,141
4.63%, 12/01/2030(a)	213,000	195,435
4.50%, 11/15/2031(a)(c)	649,000	629,676
5.00%, 11/15/2031(a)	253,000	235,265
CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(a)	1,245,000	1,265,337
Dana, Inc.,
5.38%, 11/15/2027	438,000	459,353
5.63%, 06/15/2028	689,000	729,479
DaVita, Inc.,
4.63%, 06/01/2030(a)	739,000	743,619
3.75%, 02/15/2031(a)	1,757,000	1,666,954
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(a)	1,235,000	1,295,206
Dell International LLC/EMC Corp., 6.20%, 07/15/2030	7,400,000	9,451,724
Delta Air Lines, Inc.,
7.00%, 05/01/2025(a)	2,281,000	2,662,458
7.38%, 01/15/2026(c)	4,074,000	4,792,855
DISH DBS Corp., 7.75%, 07/01/2026(c)	367,000	408,288
DISH Network Corp., Conv., 3.38%, 08/15/2026	275,000	280,868
Diversified Healthcare Trust,
4.75%, 05/01/2024	573,000	591,623
9.75%, 06/15/2025	1,344,000	1,461,600
4.38%, 03/01/2031	402,000	388,989
Dun & Bradstreet Corp. (The), 6.88%, 08/15/2026(a)	405,000	422,719
Encompass Health Corp., 4.50%, 02/01/2028(c)	1,176,000	1,198,753
Energizer Holdings, Inc., 4.38%, 03/31/2029(a)	125,000	119,938
EnerSys, 5.00%, 04/30/2023(a)	753,000	783,030
EnPro Industries, Inc., 5.75%, 10/15/2026	1,063,000	1,113,493
Equinix, Inc., 2.50%, 05/15/2031	1,800,000	1,801,681

	Principal Amount	Value
United States–(continued)
Everi Holdings, Inc., 5.00%, 07/15/2029(a)	$1,194,000	$ 1,223,850
Expedia Group, Inc., 2.95%, 03/15/2031	3,113,000	3,142,358
Ford Motor Co.,
8.50%, 04/21/2023	1,520,000	1,668,580
9.00%, 04/22/2025	7,716,000	9,288,135
9.63%, 04/22/2030(c)	225,000	324,423
4.75%, 01/15/2043	642,000	702,110
Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	417,000	452,966
4.13%, 08/04/2025	7,500,000	7,931,250
3.38%, 11/13/2025	501,000	515,404
4.39%, 01/08/2026	698,000	747,733
5.11%, 05/03/2029	1,578,000	1,755,525
Freeport-McMoRan, Inc.,
4.63%, 08/01/2030(c)	6,290,000	6,808,925
5.40%, 11/14/2034(c)	1,986,000	2,428,759
5.45%, 03/15/2043	189,000	237,998
Gap, Inc. (The), 3.63%, 10/01/2029(a)	361,000	354,231
Gartner, Inc.,
4.50%, 07/01/2028(a)	1,200,000	1,250,940
3.63%, 06/15/2029(a)	587,000	590,669
General Motors Financial Co., Inc., 2.35%, 01/08/2031	1,800,000	1,750,523
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.50%, 10/01/2025	406,000	400,850
6.25%, 05/15/2026	791,000	766,629
8.00%, 01/15/2027	1,011,000	1,017,339
7.75%, 02/01/2028	283,000	280,027
Goldman Sachs Group, Inc. (The), 2.62%, 04/22/2032(d)	1,800,000	1,808,683
Gray Escrow II, Inc., 5.38%, 11/15/2031(a)	865,000	874,731
Gray Television, Inc., 7.00%, 05/15/2027(a)(c)	1,103,000	1,181,589
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(a)	1,224,000	1,246,668
Group 1 Automotive, Inc., 4.00%, 08/15/2028(a)	2,342,000	2,345,396
HCA, Inc.,
5.88%, 02/15/2026	213,000	242,820
5.38%, 09/01/2026(c)	1,492,000	1,701,027
5.63%, 09/01/2028	849,000	996,072
5.88%, 02/01/2029	493,000	587,390
4.13%, 06/15/2029	1,458,000	1,615,724
Hess Midstream Operations L.P., (Acquired 10/10/2019; Cost $1,357,910), 5.63%, 02/15/2026(a)(h)	1,316,000	1,365,350
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(a)	781,000	802,599
5.75%, 02/01/2029(a)	431,000	438,004
Host Hotels & Resorts L.P., Series D, 3.75%, 10/15/2023	9,337,000	9,733,062

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Intrado Corp., 5.38%, 07/15/2022(a)	$975,000	$ 950,625
iStar, Inc.,
4.75%, 10/01/2024	1,837,000	1,943,087
5.50%, 02/15/2026	434,000	451,360
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(a)	899,000	946,198
Jabil, Inc., 3.00%, 01/15/2031	3,700,000	3,790,505
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/2029(a)	1,083,000	1,199,422
JPMorgan Chase & Co., Series KK, 3.65%(d)(e)	7,954,000	7,934,115
Kraft Heinz Foods Co. (The),
5.00%, 06/04/2042	743,000	919,706
5.20%, 07/15/2045	9,490,000	12,088,245
4.38%, 06/01/2046(c)	1,038,000	1,213,462
Lamar Media Corp.,
4.88%, 01/15/2029	1,861,000	1,951,724
4.00%, 02/15/2030	2,325,000	2,363,409
3.63%, 01/15/2031	1,296,000	1,272,529
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(a)	1,277,000	1,312,845
Level 3 Financing, Inc., 3.75%, 07/15/2029(a)	1,977,000	1,870,736
Lithia Motors, Inc., 3.88%, 06/01/2029(a)	1,206,000	1,251,237
Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	1,041,000	1,150,617
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(a)	1,112,000	1,186,466
4.50%, 12/15/2034	703,000	688,729
Marriott International, Inc.,
Series FF, 4.63%, 06/15/2030	745,000	848,942
Series GG, 3.50%, 10/15/2032	10,360,000	10,965,823
Mattel, Inc.,
5.88%, 12/15/2027(a)	7,300,000	7,856,625
6.20%, 10/01/2040	1,775,000	2,265,344
5.45%, 11/01/2041	1,775,000	2,096,834
MEDNAX, Inc., 6.25%, 01/15/2027(a)	1,208,000	1,268,183
MGM Resorts International, 6.00%, 03/15/2023	2,145,000	2,266,128
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/2029(a)	1,219,000	1,231,367
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(a)	1,240,000	1,280,300
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/2029(a)	2,372,000	2,363,105
MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 08/01/2029	1,215,000	1,286,381
Mueller Water Products, Inc., 4.00%, 06/15/2029(a)	1,189,000	1,209,807

	Principal Amount	Value
United States–(continued)
Murray Energy Corp., 12.00%, 04/15/2024(a)(i)	$5,744,632	$ 29,298
Navient Corp.,
6.50%, 06/15/2022	432,000	444,960
6.13%, 03/25/2024	817,000	875,211
5.88%, 10/25/2024	598,000	639,833
6.75%, 06/25/2025	565,000	622,542
6.75%, 06/15/2026	318,000	351,415
5.00%, 03/15/2027	792,000	808,723
5.63%, 08/01/2033	362,000	344,115
NESCO Holdings II, Inc., 5.50%, 04/15/2029(a)	1,176,000	1,192,170
Netflix, Inc.,
5.88%, 11/15/2028	753,000	917,515
5.38%, 11/15/2029(a)	734,000	886,279
NFP Corp., 4.88%, 08/15/2028(a)	473,000	480,686
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(a)	1,006,000	1,021,593
NGL Energy Partners L.P./NGL Energy Finance Corp.,
6.13%, 03/01/2025	711,000	605,324
7.50%, 04/15/2026	287,000	245,787
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(a)	592,000	622,518
NMI Holdings, Inc., 7.38%, 06/01/2025(a)	1,050,000	1,207,731
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(a)	1,982,000	2,133,970
Oasis Midstream Partners L.P./OMP Finance Corp., 8.00%, 04/01/2029(a)	1,745,000	1,897,687
Occidental Petroleum Corp.,
6.95%, 07/01/2024	428,000	482,035
8.50%, 07/15/2027	219,000	272,929
6.13%, 01/01/2031(c)	662,000	793,573
6.20%, 03/15/2040	661,000	801,793
4.10%, 02/15/2047	501,000	489,164
Omnicare, Inc., 4.75%12/01/2022	5,295,000	5,447,079
OneMain Finance Corp.,
6.88%, 03/15/2025	1,227,000	1,371,172
7.13%, 03/15/2026	1,537,000	1,746,416
3.88%, 09/15/2028	643,000	627,729
5.38%, 11/15/2029	768,000	820,800
Ovintiv Exploration, Inc., 5.63%, 07/01/2024	756,000	832,624
Papa John’s International, Inc., 3.88%, 09/15/2029(a)	1,215,000	1,189,181
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(a)	761,000	823,379
Plains All American Pipeline L.P./PAA Finance Corp.,
4.50%, 12/15/2026	7,200,000	7,941,936
3.80%, 09/15/2030	2,220,000	2,347,072
Prestige Brands, Inc., 3.75%, 04/01/2031(a)	1,815,000	1,756,012

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
PulteGroup, Inc.,
7.88%, 06/15/2032	$450,000	$ 649,364
6.38%, 05/15/2033	450,000	592,531
6.00%, 02/15/2035	450,000	582,500
QVC, Inc., 5.45%, 08/15/2034	1,203,000	1,258,921
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(a)	1,640,000	1,693,300
RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/2027	1,280,000	1,307,200
Rockcliff Energy II LLC, 5.50%, 10/15/2029(a)	1,205,000	1,237,836
Rockies Express Pipeline LLC,
4.80%, 05/15/2030(a)	1,112,000	1,185,670
6.88%, 04/15/2040(a)	875,000	992,294
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(a)	145,000	147,900
RR Donnelley & Sons Co., 8.25%, 07/01/2027	447,000	523,549
SBA Communications Corp., 3.88%, 02/15/2027	1,778,000	1,835,838
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(a)	5,212,000	5,446,540
Scientific Games International, Inc., 8.25%, 03/15/2026(a)	1,355,000	1,437,994
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(a)	503,000	507,718
Scripps Escrow II, Inc., 3.88%, 01/15/2029(a)	1,273,000	1,268,233
Seagate HDD Cayman, 4.13%, 01/15/2031(c)	2,960,000	3,009,521
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(a)	1,125,000	1,185,469
Sensata Technologies B.V.,
4.88%, 10/15/2023(a)	1,631,000	1,729,357
5.63%, 11/01/2024(a)	137,000	151,214
4.00%, 04/15/2029(a)	633,000	643,704
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(a)	1,185,000	1,198,331
Sirius XM Radio, Inc.,
3.13%, 09/01/2026(a)	840,000	842,100
4.00%, 07/15/2028(a)	945,000	952,985
SM Energy Co.,
10.00%, 01/15/2025(a)(c)	1,057,000	1,177,234
6.75%, 09/15/2026	551,000	565,464
Sonic Automotive, Inc., 4.63%, 11/15/2029(a)	1,674,000	1,680,947
Southern Co. (The),
Series B, 4.00%, 01/15/2051(d)	8,100,000	8,466,120
Series 2021-A, 3.75%, 09/15/2051(d)	5,624,000	5,718,483
Sprint Capital Corp., 8.75%, 03/15/2032	879,000	1,316,742

	Principal Amount	Value
United States–(continued)
Sprint Corp., 7.63%, 03/01/2026	$168,000	$ 201,625
Standard Industries, Inc., 5.00%, 02/15/2027(a)	1,258,000	1,292,595
SunCoke Energy, Inc., 4.88%, 06/30/2029(a)	1,233,000	1,225,294
Sunoco L.P./Sunoco Finance Corp.,
6.00%, 04/15/2027	212,000	222,335
5.88%, 03/15/2028	1,378,000	1,460,418
Talen Energy Supply LLC,
7.25%, 05/15/2027(a)	257,000	246,268
7.63%, 06/01/2028(a)(c)	1,798,000	1,720,317
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(a)	1,241,000	1,247,056
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
6.50%, 07/15/2027	210,000	225,225
5.00%, 01/15/2028	698,000	735,406
5.50%, 03/01/2030	224,000	246,465
4.88%, 02/01/2031	231,000	249,360
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(a)	1,761,000	1,859,281
Terminix Co. LLC (The), 7.45%, 08/15/2027	1,103,000	1,326,357
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(a)	1,176,000	1,180,763
Uber Technologies, Inc., Conv., 0.00%, 12/15/2025(a)(f)	7,200,000	6,962,587
United Airlines, Inc., 4.38%, 04/15/2026(a)	4,853,000	5,026,349
Universal Health Services, Inc., 2.65%, 10/15/2030(a)	4,156,000	4,129,880
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	1,286,000	1,337,440
Valaris Ltd., 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(a)(c)(j)	424,000	442,079
Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(j)	800,000	834,112
Valvoline, Inc., 3.63%, 06/15/2031(a)	1,233,000	1,203,716
Verizon Communications, Inc., 2.55%, 03/21/2031	1,800,000	1,815,326
Viatris, Inc., 3.85%, 06/22/2040	2,220,000	2,215,382
Vistra Operations Co. LLC,
5.50%, 09/01/2026(a)	237,000	244,335
5.63%, 02/15/2027(a)	423,000	436,354
5.00%, 07/31/2027(a)	890,000	913,363
4.38%, 05/01/2029(a)	1,246,000	1,235,097
WRKCo, Inc., 3.00%, 06/15/2033	5,180,000	5,382,752

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Global Strategic Income Fund

		Principal Amount	Value
United States–(continued)
Wynn Resorts Finance LLC/ Wynn Resorts Capital Corp., 5.13%, 10/01/2029(a)(c)		$1,192,000	$ 1,196,470
			442,333,871

Zambia–0.33%
First Quantum Minerals Ltd., 6.88%, 10/15/2027(a)		7,200,000	7,695,000
Total U.S. Dollar Denominated Bonds & Notes (Cost $949,343,679)			951,070,583

Non-U.S. Dollar Denominated Bonds & Notes–31.94%(k)
Argentina–1.98%
Argentina Treasury Bond BONCER,
1.20%, 03/18/2022	ARS	593,878,890	10,583,176
1.40%, 03/25/2023	ARS	1,245,502,870	21,845,029
1.50%, 03/25/2024	ARS	616,326,000	10,340,347
4.00%, 04/27/2025	ARS	88,500,000	3,297,998
			46,066,550

Austria–0.19%
Erste Group Bank AG, 4.25%(a)(d)(e)	EUR	3,600,000	4,409,627

Belgium–0.09%
KBC Group N.V., 4.75%(a)(d)(e)	EUR	1,800,000	2,209,489

Brazil–4.37%
Brazil Notas do Tesouro Nacional,
Series B, 6.00%, 08/15/2026	BRL	49,700,000	33,041,823
Series B, 6.00%, 05/15/2055	BRL	5,700,000	4,014,320
Series F, 10.00%, 01/01/2029	BRL	394,250,000	63,248,401
Swiss Insured Brazil Power Finance S.a r.l., 9.85%, 07/16/2032(a)	BRL	9,699,900	1,602,671
			101,907,215

Canada–3.25%
Province of Ontario, 6.50%, 03/08/2029	CAD	72,000,000	75,649,800

Chile–0.46%
Bonos de la Tesoreria de la Republica en pesos, 2.80%, 10/01/2033(a)	CLP	12,000,000,000	10,684,942

China–5.52%
China Development Bank, Series 2103, 3.30%, 03/03/2026	CNY	815,000,000	128,540,833

Czech Republic–0.21%
CPI Property Group S.A., 4.88%(a)(d)(e)	EUR	4,100,000	4,878,067

Egypt–0.70%
Egypt Government Bond, 14.48%, 04/06/2026	EGP	200,000,000	12,870,424

		Principal Amount	Value
Egypt–(continued)
Egypt Government International Bond, 4.75%, 04/16/2026(a)	EUR	3,000,000	$ 3,410,313
			16,280,737

France–0.47%
Accor S.A., 2.63%(a)(d)(e)	EUR	1,800,000	1,995,618
Electricite de France S.A.,
3.00%(a)(d)(e)	EUR	1,800,000	2,143,632
5.38%(a)(d)(e)	EUR	5,400,000	6,921,953
			11,061,203

Germany–0.54%
Bayer AG, 2.38%, 11/12/2079(a)(d)	EUR	3,700,000	4,277,721
Commerzbank AG, 6.13%(a)(d)(e)	EUR	1,800,000	2,257,397
Deutsche Lufthansa AG, 4.38%, 08/12/2075(a)(d)	EUR	3,600,000	4,082,821
Volkswagen International Finance N.V., 4.63%(a)(d)(e)	EUR	1,480,000	1,917,742
			12,535,681

Greece–1.80%
Hellenic Republic Government Bond,
1.88%, 01/24/2052(a)	EUR	36,700,000	41,654,669
Series GDP, 0.00%, 10/15/2042(f)	EUR	76,770,000	249,376
			41,904,045

India–0.19%
NTPC Ltd., 2.75%, 02/01/2027(a)	EUR	3,700,000	4,550,394

Italy–1.15%
Italy Buoni Poliennali Del Tesoro, 1.50%, 04/30/2045(a)	EUR	24,225,000	26,697,314

Ivory Coast–0.30%
Ivory Coast Government International Bond, 4.88%, 01/30/2032(a)	EUR	6,110,000	6,926,798

Mexico–1.54%
Mexican Bonos, Series M,
7.75%, 05/29/2031	MXN	574,350,000	28,353,161
Series M, 7.75%, 11/13/2042	MXN	30,000,000	1,432,644
Series M 30, 8.50%, 11/18/2038	MXN	120,000,000	6,161,250
			35,947,055

Netherlands–0.86%
ABN AMRO Bank N.V., 4.38%(a)(d)(e)	EUR	3,000,000	3,710,742
Cooperatieve Rabobank U.A., 4.63%(a)(d)(e)	EUR	3,600,000	4,550,888
4.38%(a)(d)(e)	EUR	3,400,000	4,325,645
Stichting AK Rabobank Certificaten, 19.44%(a)(b)(e)	EUR	4,626,800	7,444,015
			20,031,290

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Global Strategic Income Fund

		Principal Amount	Value
New Zealand–0.56%
New Zealand Government Bond, 2.75%, 05/15/2051	NZD	19,000,000	$ 12,952,134

Portugal–0.59%
Caixa Geral de Depositos S.A., 10.75%(a)(d)(e)	EUR	11,400,000	13,693,344

Romania–0.14%
Romanian Government International Bond, 2.00%, 04/14/2033(a)	EUR	2,997,000	3,248,097

Russia–1.00%
Mos.ru, 5.00%, 08/22/2034	RUB	72,806,608	0
Russian Federal Bond - OFZ,
5.70%, 05/17/2028	RUB	505,000,000	6,271,125
Series 6212, 7.05%, 01/19/2028	RUB	750,000,000	10,030,149
Series 6225, 7.25%, 05/10/2034	RUB	520,000,000	6,916,244
			23,217,518

South Africa–3.06%
Republic of South Africa Government Bond,
Series 2035, 8.88%, 02/28/2035	ZAR	333,000,000	19,237,298
Series 2037, 8.50%, 01/31/2037	ZAR	567,700,000	30,967,988
Series 2048, 8.75%, 02/28/2048	ZAR	130,000,000	6,987,904
Series R186, 10.50%, 12/21/2026	ZAR	196,025,000	14,071,451
			71,264,641

Spain–0.83%
CaixaBank S.A., 3.63%(a)(d)(e)	EUR	5,400,000	5,952,034
Repsol International Finance B.V., 3.75%(a)(d)(e)	EUR	3,700,000	4,522,822
Telefonica Europe B.V.,
2.88%(a)(d)(e)	EUR	3,700,000	4,367,820
4.38%(a)(d)(e)	EUR	3,700,000	4,607,545
			19,450,221

Supranational–0.63%
African Development Bank, 0.00%, 01/17/2050(f)	ZAR	222,000,000	1,373,409
Corp. Andina de Fomento, 6.82%, 02/22/2031(a)	MXN	221,200,000	9,522,516
International Finance Corp.,
0.00%, 02/15/2029(a)(f)	TRY	10,300,000	332,043
0.00%, 03/23/2038(f)	MXN	260,000,000	3,577,478
			14,805,446

Sweden–0.09%
Heimstaden Bostad AB, 3.38%(a)(d)(e)	EUR	1,850,000	2,138,514

Switzerland–0.17%
Dufry One B.V., 2.00%, 02/15/2027(a)	EUR	3,600,000	3,937,914

		Principal Amount	Value
United Kingdom–1.25%
Gatwick Airport Finance PLC, 4.38%, 04/07/2026(a)	GBP	5,925,000	$ 8,219,954
Gatwick Funding Ltd.,
3.13%, 09/28/2039(a)	GBP	475,000	672,909
3.25%, 02/26/2048(a)	GBP	1,825,000	2,667,442
International Consolidated Airlines Group S.A.,
2.75%, 03/25/2025(a)	EUR	1,700,000	1,962,373
1.50%, 07/04/2027(a)	EUR	1,900,000	2,001,744
Nationwide Building Society, 5.75%(a)(d)(e)	GBP	1,775,000	2,652,711
NatWest Group PLC, 4.50%(d)(e)	GBP	7,950,000	10,920,310
			29,097,443
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $776,862,670)			744,086,312

Asset-Backed Securities–9.19%
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 06/12/2025(a)		$3,925,000	4,013,679
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(g)		14,898	15,213
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.51%, 01/15/2051(l)		13,038,354	334,719
Capital Lease Funding Securitization L.P., Series 1997-CTL1, Class IO, 1.51%, 06/22/2024(a)(l)		8,803	55
CarMax Auto Owner Trust,
Series 2019-3, Class D, 2.85%, 01/15/2026		2,285,000	2,350,428
Series 2017-4, Class D, 3.30%, 05/15/2024		750,000	751,825
Series 2018-1, Class D, 3.37%, 07/15/2024		510,000	514,754
CCG Receivables Trust,
Series 2019-1, Class B, 3.22%, 09/14/2026(a)		335,000	342,713
Series 2019-1, Class C, 3.57%, 09/14/2026(a)		80,000	82,075
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.92%, 11/13/2050(l)		5,199,588	196,205
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.08%, 10/12/2050(l)		14,695,167	670,241
Citigroup Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 2.48% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(g)		141,384	148,504

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Global Strategic Income Fund

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2, Class 1A3, 2.81%, 05/25/2035(m)	$636,262	$ 644,418
Series 2014-8, Class 1A2, 0.67% (1 mo. USD LIBOR + 0.58%), 07/20/2036(a)(g)	66,124	66,581
CNH Equipment Trust, Series 2017-C, Class B, 2.54%, 05/15/2025	495,000	496,417
COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.50%, 12/10/2045(l)	6,435,708	80,990
Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	4,690,000	4,981,355
Series 2014-CR21, Class AM, 3.99%, 12/10/2047	70,000	74,177
Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	459,551	463,859
Series 2005-JA, Class A7, 5.50%, 11/25/2035	588,415	581,733
Credit Acceptance Auto Loan Trust,
Series 2019-1A, Class B, 3.75%, 04/17/2028(a)	200,000	201,879
Series 2019-1A, Class C, 3.94%, 06/15/2028(a)	1,240,000	1,268,782
CWHEQ Revolving Home Equity Loan Trust,
Series 2005-G, Class 2A, 0.32% (1 mo. USD LIBOR + 0.23%), 12/15/2035(g)	15,771	15,673
Series 2006-H, Class 2A1A, 0.24% (1 mo. USD LIBOR + 0.15%), 11/15/2036(g)	28,045	22,458
Dell Equipment Finance Trust,
Series 2019-1, Class C, 3.14%, 03/22/2024(a)	650,000	653,400
Series 2019-2, Class D, 2.48%, 04/22/2025(a)	2,980,000	3,006,367
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Class 1A2, 0.53% (1 mo. USD LIBOR + 0.44%), 07/22/2036(a)(g)	25,308	25,347
DT Auto Owner Trust,
Series 2019-2A, Class D, 3.48%, 02/18/2025(a)	655,000	673,794
Series 2019-4A, Class D, 2.85%, 07/15/2025(a)	6,025,000	6,184,576
Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%, 12/16/2024(a)	5,000,000	5,128,843
Series 2019-4A, Class D, 2.58%, 09/15/2025(a)	6,290,000	6,423,237
FREMF Mortgage Trust,
Series 2017-K62, Class B, 3.87%, 01/25/2050(a)(m)	840,000	915,152
Series 2016-K54, Class C, 4.05%, 04/25/2048(a)(m)	4,190,000	4,445,469

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.05%, 07/25/2035(m)	$79,032	$ 82,268
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class AS, 3.22%, 04/15/2046	425,000	436,395
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.48%, 07/25/2035(m)	70,899	72,823
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class B, 4.12%, 11/15/2047(m)	1,655,000	1,719,593
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(a)(f)(m)	21,676	9,124
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 0.19% (1 mo. USD LIBOR + 0.10%), 08/25/2036(g)	3,166,030	1,438,354
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class AS, 3.46%, 05/15/2046	1,565,000	1,608,663
Series 2014-C14, Class B, 4.86%, 02/15/2047(m)	680,000	724,728
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.78%, 12/15/2050(l)	4,926,875	193,590
Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(a)(m)	7,133,643	6,948,826
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(a)	3,250,000	3,289,779
Residential Accredit Loans, Inc. Trust, Series 2006- QS13, Class 1A8, 6.00%, 09/25/2036	31,468	30,074
Santander Retail Auto Lease Trust,
Series 2019-B, Class C, 2.77%, 08/21/2023(a)	3,250,000	3,292,689
Series 2019-C, Class C, 2.39%, 11/20/2023(a)	5,490,000	5,568,389
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 0.99%, 11/15/2050(l)	9,534,605	401,106
Vendee Mortgage Trust,
Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(n)	93,675	887
Series 1992-2, Class IO, 0.00%, 09/15/2022(f)(l)	191,463	0
Series 1995-3, Class 1, IO, 0.00%, 09/15/2025(f)(l)	2,392,038	2

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Global Strategic Income Fund

		Principal Amount	Value
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003- AR10, Class A7, 2.49%, 10/25/2033(m)		$38,810	$ 39,411
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.88%, 12/15/2050(l)		6,461,901	303,765
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046		1,800,000	1,850,437
Series 2014-LC14, Class AS, 4.35%, 03/15/2047(m)		1,135,000	1,200,331
Series 2014-C20, Class AS, 4.18%, 05/15/2047		1,455,000	1,534,839
Alba PLC, Series 2007-1, Class F, 3.32% (3 mo. GBP LIBOR + 3.25%), 03/17/2039(a)(g)	GBP	1,108,274	1,480,405
Eurohome UK Mortgages PLC,
Series 2007-1, Class B1, 0.97% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(a)(g)	GBP	2,006,000	2,348,341
Series 2007-2, Class B1, 1.47% (3 mo. GBP LIBOR + 1.40%), 09/15/2044(a)(g)	GBP	2,243,000	2,841,709
Eurosail PLC,
Series 2006-2X, Class E1C, 3.32% (3 mo. GBP LIBOR + 3.25%), 12/15/2044(a)(g)	GBP	5,550,000	7,444,132
Series 2006-4X, Class E1C, 3.06% (3 mo. GBP LIBOR + 3.00%), 12/10/2044(a)(g)	GBP	4,135,722	5,334,810
Series 2007-2X, Class D1A, 0.26% (3 mo. EURIBOR + 0.80%), 03/13/2045(a)(g)	EUR	8,640,000	8,835,961
Gemgarto PLC, Series 2018-1, Class E, 2.35% (SONIA + 2.30%), 09/16/2065(a)(g)	GBP	6,523,475	8,845,572
Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class EB, 3.21% (3 mo. EURIBOR + 3.75%), 06/18/2039(a)(g)	EUR	4,570,000	5,303,280
Ludgate Funding PLC, Series 2007-1, Class MA, 0.32% (3 mo. GBP LIBOR + 0.24%), 01/01/2061(a)(g)	GBP	3,337,855	4,348,091
Stratton Mortgage Funding PLC,
Series 2021-1, Class D, 2.15% (SONIA + 2.10%), 09/25/2051(a)(g)	GBP	3,700,000	5,124,654
Series 2021-1, Class E, 2.80% (SONIA + 2.75%), 09/25/2051(a)(g)	GBP	2,220,000	3,077,056
Series 2021-2X, Class F, 3.30% (SONIA + 3.25%), 07/20/2060(a)(g)	GBP	5,100,000	7,094,975

		Principal Amount	Value
Towd Point Mortgage Funding PLC,
Series 2019-GR4X, Class ER, 1.45% (SONIA + 1.40%), 10/20/2051(a)(g)	GBP	497,000	$ 681,918
Series 2019-GR4X, Class FR, 2.10% (SONIA + 2.05%), 10/20/2051(a)(g)	GBP	2,130,000	2,922,502
Series 2019-GR4X, Class BR, 0.90% (SONIA + 0.85%), 10/20/2051(a)(g)	GBP	7,100,000	9,736,853
Series 2019-GR4X, Class CR, 1.10% (SONIA + 1.05%), 10/20/2051(a)(g)	GBP	2,130,000	2,922,510
Series 2019-GR4X, Class DR, 1.25% (SONIA + 1.20%), 10/20/2051(a)(g)	GBP	994,000	1,363,838
Series 2019-GR4X, Class GR, 2.55% (SONIA + 2.50%), 10/20/2051(a)(g)	GBP	1,775,000	2,434,340
Prosil Acquisition S.A., Series 2019-1, Class A, 1.44% (3 mo. EURIBOR + 2.00%), 10/31/2039(a)(g)	EUR	5,995,551	6,468,270
Alhambra SME Funding DAC,
Series 2019-1, Class A, 2.00% (1 mo. EURIBOR + 2.00%), 11/30/2028(a)(g)	EUR	9,999,766	11,483,995
Series 2019-1, Class B, 2.50% (1 mo. EURIBOR + 2.50%), 11/30/2028(a)(g)	EUR	1,875,000	2,111,051
Series 2019-1, Class D, 8.69% (1 mo. EURIBOR + 9.25%), 11/30/2028(a)(g)	EUR	424,276	488,799
Lusitano Mortgages No. 5 PLC, Class D, 0.41% (3 mo. EURIBOR + 0.96%), 07/15/2059(a)(g)	EUR	2,369,498	2,421,829
Futura S.r.l., Series 2019-1, Class A, 2.48% (6 mo. EURIBOR + 3.00%), 07/31/2044(a)(g)	EUR	5,687,634	6,602,268
Taurus, Series 2018-IT1, Class A, 1.00% (3 mo. EURIBOR + 1.00%), 05/18/2030(g)	EUR	19,986,985	23,057,125
IM Pastor 4, FTA, Series A, 0.00% (3 mo. EURIBOR + 0.14%), 03/22/2044(a)(f)(g)	EUR	2,533,608	2,741,674
Total Asset-Backed Securities (Cost $213,011,476)			214,036,949

U.S. Government Sponsored Agency Mortgage-Backed Securities–4.73%
Fannie Mae Grantor Trust, IO,
0.63%, 11/25/2040(l)		$2,606,325	80,258
0.37%, 12/25/2041(l)		16,487,212	178,410

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Global Strategic Income Fund

	Principal Amount	Value
Fannie Mae Interest STRIPS, IO,
7.50%, 05/25/2023 - 11/25/2029(n)	$99,886	$ 13,997
6.50%, 04/25/2029 - 07/25/2032(n)	1,186,185	187,396
6.00%, 12/25/2032 - 08/25/2035(n)	1,460,635	240,120
5.50%, 11/25/2033 - 06/25/2035(n)	1,222,139	203,080
Fannie Mae REMICs, IO,
5.50%, 06/25/2023(n)	7,264	209
6.61%, 02/25/2024 - 05/25/2035(g)(n)	707,497	120,629
7.51% (7.60% - (1.00 x 1 mo. USD LIBOR)), 06/25/2026(g)(n)	96,750	10,754
7.81%, 11/18/2031 - 12/18/2031(g)(n)	155,829	29,449
7.81% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(g)(n)	3,011	585
7.86% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(g)(n)	37,533	6,918
7.91% (8.00% - (1.00 x 1 mo. USD LIBOR)), 03/18/2032(g)(n)	73,081	15,326
8.01%, 03/25/2032 - 04/25/2032(g)(n)	105,558	22,673
6.91% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(g)(n)	46,972	8,046
7.71% (7.80% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(g)(n)	36,207	7,446
7.91%, 07/25/2032 - 09/25/2032(g)(n)	160,702	34,996
8.01%, 12/18/2032(g)(n)	129,919	24,052
8.11% (8.20% - (1.00 x 1 mo. USD LIBOR)), 01/25/2033(g)(n)	387,733	83,701
8.16%, 02/25/2033 - 05/25/2033(g)(n)	255,559	57,198
7.00%, 03/25/2033 - 04/25/2033(n)	575,591	101,471
7.46% (7.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2033(g)(n)	194,774	40,740
5.96%, 03/25/2035 - 07/25/2038(g)(n)	162,126	23,660
6.66%, 03/25/2035 - 05/25/2035(g)(n)	315,516	36,908
6.51% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(g)(n)	390,877	56,315
7.14% (7.23% - (1.00 x 1 mo. USD LIBOR)), 09/25/2036(g)(n)	802,583	110,201
6.45% (6.54% - (1.00 x 1 mo. USD LIBOR)), 06/25/2037(g)(n)	1,053,928	185,800
4.00%, 04/25/2041(n)	1,260,887	117,156

	Principal Amount	Value
6.46% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(g)(n)	$197,831	$ 36,541
6.06% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(g)(n)	488,015	98,493
7.00%, 07/25/2026	11,844	12,850
4.00%, 08/25/2026 - 03/25/2041	97,516	104,861
6.50%, 10/25/2028 - 04/25/2029	98,418	110,116
6.00%, 05/25/2031 - 01/25/2032	179,069	200,924
1.09%, 04/25/2032 - 12/25/2032(g)	128,735	131,527
0.59% (1 mo. USD LIBOR + 0.50%), 10/18/2032(g)	47,201	47,512
0.59% (1 mo. USD LIBOR + 0.50%), 12/25/2032(g)	85,528	85,013
0.49% (1 mo. USD LIBOR + 0.40%), 11/25/2033(g)	48,052	48,314
24.24% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(g)	171,177	269,726
23.87% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(g)	193,857	304,508
1.03% (1 mo. USD LIBOR + 0.94%), 06/25/2037(g)	89,457	90,133
Federal Home Loan Mortgage Corp.,
7.00%, 12/01/2021 - 01/01/2022	515	517
6.50%, 02/01/2022 - 09/01/2022	2,565	2,602
6.00%, 10/01/2022	1,716	1,925
8.50%, 08/01/2031	26,643	30,457
Federal National Mortgage Association,
5.00%, 12/01/2021	19	20
5.50%, 01/01/2022 - 02/01/2035	34,938	39,648
7.00%, 06/01/2022 - 12/01/2033	20,621	22,461
8.50%, 07/01/2032	2,338	2,347
7.50%, 03/01/2033	21,515	24,828
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K734, Class X1, IO, 0.65%, 02/25/2026(l)	4,036,153	99,657
Series K735, Class X1, IO, 1.10%, 05/25/2026(l)	6,785,161	262,024
Series K093, Class X1, IO, 0.95%, 05/25/2029(l)	45,687,142	2,881,648

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Global Strategic Income Fund

	Principal Amount	Value
Freddie Mac REMICs,
1.50%, 07/15/2023	$58,860	$ 59,144
5.00%, 09/15/2023	49,001	50,402
6.75%, 02/15/2024	6,522	6,832
6.50%, 02/15/2028 - 06/15/2032	87,048	99,549
0.54% (1 mo. USD LIBOR + 0.45%), 02/15/2029(g)	8,422	8,457
0.74% (1 mo. USD LIBOR + 0.65%), 07/15/2029(g)	12,954	13,071
1.09%, 02/15/2032 - 03/15/2032(g)	261,224	266,146
3.50%, 05/15/2032	88,841	94,159
0.59% (1 mo. USD LIBOR + 0.50%), 01/15/2033(g)	7,674	7,787
24.42% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(g)	133,674	214,935
4.00%, 06/15/2038 - 04/15/2040	102,766	110,890
3.00%, 05/15/2040	2,698	2,758
IO,
5.91%, 03/15/2024 - 04/15/2038(g)(n)	263,282	20,678
7.00%, 03/15/2028 - 04/15/2028(n)	46,795	6,584
8.61%, 07/17/2028(g)(n)	40,662	2,907
8.01% (8.10% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029(g)(n)	64,293	10,307
8.86% (8.95% - (1.00 x 1 mo. USD LIBOR)), 08/15/2029(g)(n)	32,320	4,568
6.96% (7.05% - (1.00 x 1 mo. USD LIBOR)), 10/15/2033(g)(n)	290,452	48,348
6.61% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(g)(n)	522,719	76,704
6.66% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(g)(n)	34,493	4,938
6.63%, 05/15/2035(g)(n)	823,318	130,348
6.06% (6.15% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(g)(n)	640,762	74,863
6.91% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(g)(n)	177,679	35,829
5.98% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(g)(n)	293,468	49,504
6.16% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(g)(n)	137,127	22,276
Freddie Mac STRIPS, IO,
7.00%, 04/01/2027 - 04/01/2030(n)	220,648	34,633
6.50%, 02/01/2028 - 06/01/2031(n)	58,254	9,254
7.50%, 12/15/2029(n)	64,124	11,357
6.00%, 12/15/2032(n)	115,671	17,304

	Principal Amount	Value
Government National Mortgage Association, ARM, 1.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%),
07/20/2027(g)	$1,054	$ 1,082
7.00%, 01/15/2028 - 01/20/2030	151,677	163,212
8.00%, 01/15/2028 - 09/15/2028	76,451	82,837
IO,
6.46% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(g)(n)	545,574	96,486
6.56% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(g)(n)	950,697	140,328
TBA, 2.50%, 11/01/2051(o)	30,200,000	31,046,426
Uniform Mortgage Backed Securities, TBA,
2.00%, 11/01/2036(o)	28,350,000	29,093,634
2.50%, 11/01/2051(o)	40,000,000	41,083,594
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $111,731,701)		110,108,277

Affiliated Issuers–3.11%
United States–3.11%
Invesco Senior Loan ETF(c)(p) (Cost $73,116,189)	3,280,299	72,429,002

Variable Rate Senior Loan Interests–1.04%(q)(r)
Canada–0.06%
Four Seasons Hotels Ltd., First Lien Term Loan, 2.09%, 11/30/2023	1,354,336	1,353,496

Colombia–0.01%
Avianca Holdings S.A., Term Loan A-1, 0.00%, 11/10/2021(s)(t)	144,017	138,346

United States–0.97%
Claire’s Stores, Inc., Term Loan B, 6.59% (1 mo. USD LIBOR + 6.50%), 12/18/2026	187,650	187,181
Dun & Bradstreet Corp. (The), Term Loan, 3.34% (1 mo. USD LIBOR + 3.25%), 02/06/2026	1,027,414	1,024,480
Endo Luxembourg Finance Co I S.a.r.l., Term Loan, 5.75% (1 mo. USD LIBOR + 5.00%), 03/10/2028	1,363,150	1,332,854
Flex Acquisition Co., Inc., Incremental Term Loan B, 3.13% (3 mo. USD LIBOR + 3.00%), 06/29/2025	1,363,591	1,354,680
Global Medical Response, Inc., Term Loan, 5.25% (1 mo. USD LIBOR + 4.25%), 10/02/2025	1,357,740	1,354,590

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Graham Packaging Co., Inc., Term Loan, 3.75% (1 mo. USD LIBOR + 3.00%), 08/04/2027	$ 1,368,125	$ 1,366,647
IRB Holding Corp., First Lien Term Loan B, 4.25% (1 mo. USD LIBOR + 3.25%), 12/01/2027	2,656,699	2,659,794
Medline Industries, Inc., Term Loan, 13.00%, 08/04/2022(s)	1,318,000	1,318,000
Medline Industries, Inc., Term Loan, 13.00%, 08/04/2022(s)	1,976,000	1,976,000
PetSmart, Inc., First Lien Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), 02/11/2028	1,874,302	1,879,157
Radiology Partners, Inc., First Lien Term Loan B, 4.34% (1 mo. USD LIBOR + 4.25%), 07/09/2025	1,370,000	1,370,096
Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), 02/23/2028	2,706,883	2,717,034
Surgery Center Holdings, Inc., Term Loan, 4.50% (1 mo. USD LIBOR + 3.75%), 09/03/2026	1,357,643	1,362,171
United Natural Foods, Inc., Term Loan B, 3.59% (3 mo. USD LIBOR + 3.50%), 10/22/2025	1,576,457	1,579,768
Valeant Pharmaceuticals International, Inc., First Lien Incremental Term Loan, 2.84% (3 mo. USD LIBOR + 2.75%), 11/27/2025	1,172,361	1,170,198
		22,652,650
Total Variable Rate Senior Loan Interests (Cost $24,053,944)		24,144,492

	Principal Amount	Value
Agency Credit Risk Transfer Notes–1.00%
United States–1.00%
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2M2, 2.94% (1 mo. USD LIBOR + 2.85%), 11/25/2029(g)	$ 2,515,830	$ 2,583,211
Series 2017-C07, Class 1M2, 2.49% (1 mo. USD LIBOR + 2.40%), 05/25/2030(g)	1,053,378	1,068,774
Series 2018-C04, Class 2M2, 2.64% (1 mo. USD LIBOR + 2.55%), 12/25/2030(g)	1,609,749	1,637,773
Series 2018-C06, Class 2M2, 2.19% (1 mo. USD LIBOR + 2.10%), 03/25/2031(g)	4,524,678	4,567,116
Series 2018-R07, Class 1M2, 2.49% (1 mo. USD LIBOR + 2.40%), 04/25/2031(a)(g)	1,328,891	1,336,390
Series 2019-R02, Class 1M2, 2.39% (1 mo. USD LIBOR + 2.30%), 08/25/2031(a)(g)	343,812	345,839
Series 2019-R03, Class 1M2, 2.24% (1 mo. USD LIBOR + 2.15%), 09/25/2031(a)(g)	733,739	737,848
Freddie Mac,
Series 2016-DNA2, Class M3, STACR® , 4.74% (1 mo. USD LIBOR + 4.65%), 10/25/2028(g)	1,482,596	1,539,137
Series 2016-DNA3, Class M3, STACR® , 5.09% (1 mo. USD LIBOR + 5.00%), 12/25/2028(g)	4,959,377	5,180,193
Series 2018-DNA1, Class M2, STACR® , 1.89% (1 mo. USD LIBOR + 1.80%), 07/25/2030(g)	2,615,926	2,632,738
Series 2019-HRP1, Class M2, STACR® , 1.49% (1 mo. USD LIBOR + 1.40%), 02/25/2049(a)(g)	1,700,686	1,713,217
Total Agency Credit Risk Transfer Notes (Cost $22,568,106)		23,342,236

	Shares

Preferred Stocks–0.18%
United States–0.18%
AT&T, Inc., 2.88%, Series B, Pfd.(d)	3,500,000	4,061,666
Claire’s Holdings LLC, Series A, Pfd.	195	50,456
Total Preferred Stocks (Cost $4,309,174)		4,112,122

Common Stocks & Other Equity Interests–0.04%
Argentina–0.01%
TMF Trust Company S.A.(s)	21,811,304	218,817

United States–0.03%
ACNR Holdings, Inc.	2,129	133,595
Civitas Resources, Inc.	3,206	179,985
Claire’s Holdings LLC	614	214,900

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Global Strategic Income Fund

	Shares	Value
United States–(continued)
Cxloyalty Group, Inc., Wts., expiring 04/10/2024(s)	2,297	$ 0
McDermott International Ltd.(u)	38,319	15,327
McDermott International Ltd., Series A, Wts., expiring 06/30/2027(s)(u)	76,715	9,973
McDermott International Ltd., Series B, Wts., expiring 06/30/2027(s)(u)	85,239	11,081
McDermott International Ltd., Wts., expiring 12/31/2049(s)	55,393	21,049
Party City Holdco, Inc.(u)	10,188	74,068
Sabine Oil & Gas Holdings, Inc.(s)(u)	2,510	3,414
Windstream Services LLC	399	8,080
		671,472
Total Common Stocks & Other Equity Interests (Cost $8,467,611)		890,289

Money Market Funds–6.47%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(p)(v)	52,627,305	52,627,305
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(p)(v)	38,005,239	38,016,641
Invesco Treasury Portfolio, Institutional Class, 0.01%(p)(v)	60,145,492	60,145,492
Total Money Market Funds (Cost $150,792,174)		150,789,438

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
ARS	– Argentina Peso
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLP	– Chile Peso
CNY	– Chinese Yuan Renminbi
Conv.	– Convertible
Ctfs.	– Certificates
EGP	– Egypt Pound
ETF	– Exchange-Traded Fund
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
NZD	– New Zealand Dollar
Pfd.	– Preferred
PIK	– Pay-in-Kind
REMICs	– Real Estate Mortgage Investment Conduits
RUB	– Russian Ruble
SONIA	– Sterling Overnight Index Average
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
TRY	– Turkish Lira
USD	– U.S. Dollar
Wts.	– Warrants
ZAR	– South African Rand

	Shares	Value

Options Purchased–0.94%
(Cost $28,314,341)(w)		$21,936,417

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.47% (Cost $2,362,571,065)		2,316,946,117

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.56%
Invesco Private Government Fund, 0.02%(p)(v)(x)	17,905,063	17,905,063

Invesco Private Prime Fund, 0.11%(p)(v)(x)	41,761,777	41,778,482

Total Investments Purchased with Cash Collateral from Securities On Loan (Cost $59,683,545)		59,683,545

TOTAL INVESTMENTS IN SECURITIES—102.03% (Cost $2,422,254,610)		2,376,629,662

OTHER ASSETS LESS LIABILITIES–(2.03)%		(47,345,944)

NET ASSETS–100.00%		$2,329,283,718

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Global Strategic Income Fund

Notes to Consolidated Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $980,360,133, which represented 42.09% of the Fund’s Net Assets.

(b)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Zero coupon bond issued at a discount.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(h)	Restricted security. The value of this security at October 31, 2021 represented less than 1% of the Fund’s Net Assets.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at October 31, 2021 represented less than 1% of the Fund’s Net Assets.

(j)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(m)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(n)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(o)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1R.
(p)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Invesco Master Event-Linked Bond Fund, Class R6	$ 7,986,838	$-	$(7,608,739)	$(1,694,822)	$1,316,723	$ -	$ 72,745
Invesco Senior Loan ETF	-	91,099,935	(17,999,907)	(687,187)	16,161	72,429,002	1,517,131
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	24,182,945	759,128,040	(730,683,680)	-	-	52,627,305	14,355
Invesco Liquid Assets Portfolio, Institutional Class	17,264,568	542,234,314	(521,478,143)	(837)	(3,261)	38,016,641	9,986
Invesco Treasury Portfolio, Institutional Class	27,637,651	867,574,903	(835,067,062)	-	-	60,145,492	6,151
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	86,529,041	(68,623,978)	-	-	17,905,063	1,671*
Invesco Private Prime Fund	-	171,949,837	(130,171,355)	-	-	41,778,482	21,971*
Total	$77,072,002	$2,518,516,070	$(2,311,632,864)	$(2,382,846)	$1,329,623	$ 282,901,985	$1,644,010

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(q)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(r)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(s)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(t)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(u)	Non-income producing security.
(v)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(w)	The table below details options purchased.
(x)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Call	Goldman Sachs International	12/08/2021	USD	0.76	AUD	66,600,000	$ 316,030
EUR versus CHF	Call	Morgan Stanley and Co. International PLC	02/16/2022	CHF	1.10	EUR	2,500,000	167,683
EUR versus USD	Call	Bank of America, N.A.	11/02/2021	USD	1.30	EUR	5,750,000	7
USD versus JPY	Call	Goldman Sachs International	04/06/2026	JPY	115.00	USD	43,000,000	1,291,634
USD versus JPY	Call	Goldman Sachs International	04/09/2026	JPY	115.00	USD	43,000,000	1,290,473
Subtotal – Foreign Currency Call Options Purchased								3,065,827
Currency Risk
EUR versus PLN	Put	Bank of America, N.A.	11/18/2021	PLN	4.28	EUR	720,000	182
EUR versus PLN	Put	Bank of America, N.A.	11/26/2021	PLN	4.28	EUR	720,000	254
EUR versus PLN	Put	Bank of America, N.A.	02/15/2022	PLN	4.45	EUR	2,500,000	224,079
EUR versus PLN	Put	J.P. Morgan Chase Bank, N.A.	11/02/2021	PLN	4.48	EUR	75,000,000	87
EUR versus PLN	Put	Morgan Stanley and Co. International PLC	11/25/2021	PLN	4.50	EUR	2,500,000	137,177
EUR versus RUB	Put	Goldman Sachs International	12/16/2021	RUB	85.25	EUR	71,000,000	82
EUR versus SEK	Put	UBS AG	02/18/2022	SEK	9.60	EUR	2,500,000	268,663
USD versus BRL	Put	Goldman Sachs International	12/16/2021	BRL	4.60	USD	3,600,000	3,024
USD versus BRL	Put	Goldman Sachs International	12/21/2021	BRL	4.50	USD	2,880,000	1,509
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	03/09/2022	BRL	5.10	USD	3,700,000	393,395
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	03/30/2022	BRL	4.75	USD	3,700,000	114,593
USD versus BRL	Put	Morgan Stanley and Co. International PLC	01/14/2022	BRL	5.25	USD	2,500,000	234,390
USD versus CAD	Put	Bank of America, N.A.	01/14/2022	CAD	1.19	USD	3,600,000	305,856
USD versus CAD	Put	Goldman Sachs International	05/12/2022	CAD	1.19	USD	45,000,000	214,830
USD versus CNH	Put	Goldman Sachs International	11/04/2021	CNH	6.43	USD	75,000,000	249,075
USD versus CNH	Put	Goldman Sachs International	01/10/2022	CNH	6.44	USD	50,000,000	353,600
USD versus CNH	Put	Goldman Sachs International	05/17/2022	CNH	6.25	USD	3,600,000	378,479
USD versus CNH	Put	Standard Chartered Bank PLC	01/20/2022	CNH	6.35	USD	2,500,000	493,770
USD versus COP	Put	Bank of America, N.A.	12/03/2021	COP	3,650.00	USD	50,000,000	135,650
USD versus COP	Put	Goldman Sachs International	01/12/2022	COP	3,700.00	USD	50,000,000	553,250
USD versus INR	Put	Merrill Lynch International	02/03/2022	INR	75.00	USD	50,000,000	299,450
USD versus INR	Put	Standard Chartered Bank PLC	12/17/2021	INR	74.50	USD	50,000,000	42,450
USD versus INR	Put	Standard Chartered Bank PLC	02/24/2022	INR	74.50	USD	74,000,000	315,240
USD versus KRW	Put	Bank of America, N.A.	01/14/2022	KRW	1,160.00	USD	50,000,000	359,950
USD versus KRW	Put	Goldman Sachs International	11/01/2021	KRW	1,135.00	USD	37,500,000	37
USD versus KRW	Put	Goldman Sachs International	12/17/2021	KRW	1,160.00	USD	50,000,000	242,650
USD versus RUB	Put	J.P. Morgan Chase Bank, N.A.	01/28/2022	RUB	67.75	USD	3,550,000	319,653
USD versus SGD	Put	Goldman Sachs International	11/19/2021	SGD	1.33	USD	100,000,000	20,400
USD versus SGD	Put	Goldman Sachs International	12/03/2021	SGD	1.31	USD	6,250,000	65,400
USD versus THB	Put	Standard Chartered Bank PLC	11/24/2021	THB	32.50	USD	75,000,000	75
USD versus ZAR	Put	Bank of America, N.A.	02/23/2022	ZAR	14.30	USD	50,000,000	350,850
USD versus ZAR	Put	Goldman Sachs International	12/17/2021	ZAR	14.70	USD	71,000,000	439,490
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	11/18/2021	ZAR	14.40	USD	50,000,000	18,400
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	12/23/2021	ZAR	14.50	USD	50,000,000	34,350
Subtotal – Foreign Currency Put Options Purchased								6,570,340
Total Foreign Currency Options Purchased								$9,636,167

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $14,381,027.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Purchased(a)

				Pay/
				Receive
	Type of		Exercise	Exercise	Floating Rate	Payment	Expiration		Notional
Description	Contract	Counterparty	Rate	Rate	Index	Frequency	Date		Value	Value

Interest Rate Risk

30 Year Interest Rate Swap	Put	Goldman Sachs International	2.50%	Pay	3 Month USD LIBOR	Quarterly	06/05/2023	USD	88,750,000	$2,915,247

30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.50	Pay	3 Month USD LIBOR	Quarterly	07/10/2023	USD	270,000,000	9,385,003

Total Interest Rate Swaptions Purchased										$12,300,250

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $14,381,027.

Open Over-The-Counter Credit Default Swaptions Written(a)

				(Pay)/
				Receive			Implied
	Type of	Exercise	Reference	Fixed	Payment	Expiration	Credit		Notional
Counterparty	Contract	Rate	Entity	Rate	Frequency	Date	Spread(b)		Value	Value

Credit Risk

Goldman Sachs International	Put	106.00%	Markit CDX North America High Yield Index, Series 37, Version 1	5.00%	Quarterly	12/15/2021	3.047%	USD	35,500,000	$(120,026)

Goldman Sachs International	Put	106.50	Markit CDX North America High Yield Index, Series 37, Version 1	5.00	Quarterly	12/15/2021	3.047	USD	35,500,000	(143,022)

Goldman Sachs International	Put	107.00	Markit CDX North America High Yield Index, Series 37, Version 1	5.00	Quarterly	12/15/2021	3.047	USD	35,500,000	(171,891)

J.P. Morgan Chase Bank, N.A.	Put	400.00	Markit iTraxx Europe Crossover Index, Series 36, Version 1	5.00	Quarterly	02/16/2022	2.616	EUR	131,350,000	(740,353)

Total Credit Default Swaptions Written										$(1,175,292)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $14,381,027.
(b)

Implied credit spreads represent the current level, as of October 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

EUR versus HUF	Call	Goldman Sachs International	02/02/2022	HUF	370.00	EUR	25,000,000	$(195,884)

EUR versus NOK	Call	J.P. Morgan Chase Bank, N.A.	08/23/2022	NOK	10.70	EUR	36,000,000	(433,597)

EUR versus RUB	Call	Goldman Sachs International	01/31/2022	RUB	87.00	EUR	50,000,000	(561,585)

EUR versus RUB	Call	J.P. Morgan Chase Bank, N.A.	04/28/2022	RUB	91.00	EUR	35,500,000	(574,491)

USD versus BRL	Call	Morgan Stanley and Co. International PLC	01/04/2022	BRL	5.90	USD	50,000,000	(871,300)

USD versus CAD	Call	Goldman Sachs International	05/12/2022	CAD	1.27	USD	45,000,000	(433,800)

USD versus CNH	Call	Goldman Sachs International	06/10/2022	CNH	7.00	USD	37,500,000	(105,450)

USD versus CNH	Call	Standard Chartered Bank PLC	06/21/2022	CNH	6.80	USD	50,000,000	(279,900)

USD versus COP	Call	Bank of America, N.A.	12/03/2021	COP	4,000.00	USD	25,000,000	(48,400)

USD versus COP	Call	Goldman Sachs International	01/12/2022	COP	3,950.00	USD	50,000,000	(424,000)

USD versus INR	Call	Merrill Lynch International	02/03/2022	INR	77.35	USD	50,000,000	(237,850)

USD versus INR	Call	Standard Chartered Bank PLC	03/15/2022	INR	77.00	USD	58,000,000	(571,126)

USD versus JPY	Call	Goldman Sachs International	04/09/2026	JPY	130.00	USD	43,000,000	(509,464)

USD versus KRW	Call	Bank of America, N.A.	01/14/2022	KRW	1,220.00	USD	50,000,000	(170,200)

USD versus KRW	Call	Goldman Sachs International	12/17/2021	KRW	1,210.00	USD	50,000,000	(125,300)

USD versus MXN	Call	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	22.00	USD	45,000,000	(193,995)

USD versus RUB	Call	Goldman Sachs International	01/17/2022	RUB	75.50	USD	36,000,000	(254,160)

USD versus RUB	Call	Goldman Sachs International	09/15/2022	RUB	80.00	USD	72,000,000	(1,948,031)

USD versus RUB	Call	J.P. Morgan Chase Bank, N.A.	02/24/2022	RUB	80.00	USD	50,000,000	(266,250)

USD versus ZAR	Call	Bank of America, N.A.	02/23/2022	ZAR	16.00	USD	50,000,000	(1,173,300)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Written(a) –(continued)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

USD versus ZAR	Call	Goldman Sachs International	04/28/2022	ZAR	15.93	USD	21,300,000	$(777,109)

USD versus ZAR	Call	J.P. Morgan Chase Bank, N.A.	02/18/2022	ZAR	15.80	USD	71,000,000	(1,893,002)

Subtotal – Foreign Currency Call Options Written								(12,048,194)

Currency Risk
USD versus COP	Put	Goldman Sachs International	01/12/2022	COP	3,550.00	USD	50,000,000	(121,750)

USD versus INR	Put	Bank of America, N.A.	02/03/2022	INR	73.30	USD	50,000,000	(69,000)

USD versus KRW	Put	Goldman Sachs International	11/01/2021	KRW	1,100.00	USD	37,500,000	(38)

USD versus KRW	Put	Goldman Sachs International	12/17/2021	KRW	1,140.00	USD	50,000,000	(71,750)

Subtotal – Foreign Currency Put Options Written								(262,538)

Total – Foreign Currency Options Written								$(12,310,732)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $14,381,027.

Open Over-The-Counter Interest Rate Swaptions Written(a)

					Pay/
					Receive
	Type of		Exercise	Floating	Exercise	Payment	Expiration	Notional
Description	Contract	Counterparty	Rate	Rate Index	Rate	Frequency	Date	Value		Value

Interest Rate Risk

5 Year Interest Rate Swap	Call	Bank of America, N.A.	1.14%	3 Month USD LIBOR	Receive	Quarterly	11/12/2021	USD	266,250,000	$(275,516)

10 Year Interest Rate Swap	Call	Bank of America, N.A.	2.02	3 Month CDOR	Receive	Quarterly	11/12/2021	CAD	44,375,000	(16,154)

5 Year Interest Rate Swap	Call	Bank of America, N.A.	1.19	3 Month USD LIBOR	Receive	Quarterly	11/18/2021	USD	213,000,000	(473,706)

5 Year Interest Rate Swap	Call	Bank of America, N.A.	1.22	3 Month USD LIBOR	Receive	Quarterly	11/22/2021	USD	133,125,000	(433,716)

10 Year Interest Rate Swap	Call	Goldman Sachs International	1.57	3 Month USD LIBOR	Receive	Quarterly	11/26/2021	USD	133,125,000	(1,016,834)

7 Year Interest Rate Swap	Call	Goldman Sachs International	1.42	3 Month USD LIBOR	Receive	Quarterly	11/22/2021	USD	266,250,000	(1,394,314)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	1.50	3 Month USD LIBOR	Receive	Quarterly	11/05/2021	USD	177,500,000	(269,218)

5 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	1.23	3 Month USD LIBOR	Receive	Quarterly	11/26/2021	USD	177,500,000	(632,571)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	0.89	SONIA	Receive	Annually	11/15/2021	GBP	35,500,000	(1,920,637)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	1.55	3 Month USD LIBOR	Receive	Quarterly	11/10/2021	USD	88,750,000	(389,291)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	0.26	6 Month EUR LIBOR	Receive	Semi- Annually	11/12/2021	EUR	94,785,000	(410,916)

5 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	1.24	3 Month USD LIBOR	Receive	Quarterly	11/26/2021	USD	71,000,000	(277,730)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	0.93	SONIA	Receive	Annually	11/22/2021	GBP	104,370,000	(1,054,871)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	1.60	3 Month USD LIBOR	Receive	Quarterly	11/22/2021	USD	177,500,000	(1,473,403)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	0.50	6 Month EUR LIBOR	Receive	Semi- Annually	11/08/2021	EUR	57,510,000	(4,120,780)

10 Year Interest Rate Swap	Call	Toronto-Dominion Bank (The)	1.97	3 Month CDOR	Receive	Quarterly	11/15/2021	CAD	35,500,000	(6,690)

Subtotal–Interest Rate Call Swaptions Written										(14,166,347)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Written(a) –(continued)

					Pay/
					Receive
	Type of		Exercise	Floating	Exercise	Payment	Expiration	Notional
Description	Contract	Counterparty	Rate	Rate Index	Rate	Frequency	Date	Value		Value

Interest Rate Risk

5 Year Interest Rate Swap	Put	Bank of America, N.A.	1.34%	3 Month USD LIBOR	Pay	Quarterly	11/18/2021	USD	213,000,000	$(411,556)

5 Year Interest Rate Swap	Put	Bank of America, N.A.	1.34	3 Month USD LIBOR	Pay	Quarterly	11/26/2021	USD	177,500,000	(453,386)

5 Year Interest Rate Swap	Put	Bank of America, N.A.	1.76	3 Month CDOR	Pay	Quarterly	11/12/2021	CAD	88,750,000	(731,744)

30 Year Interest Rate Swap	Put	Goldman Sachs International	3.00	3 Month USD LIBOR	Pay	Quarterly	06/05/2023	USD	108,000,000	(1,698,109)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	1.75	3 Month USD LIBOR	Pay	Quarterly	11/22/2021	USD	44,375,000	(90,123)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	1.26	3 Month USD LIBOR	Pay	Quarterly	11/15/2021	USD	266,250,000	(767,972)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	(0.03)	6 Month EUR LIBOR	Pay	Semi- Annually	11/19/2021	EUR	355,000,000	(2,359,570)

Subtotal–Interest Rate Put Swaptions Written										(6,512,460)

Total Open Over-The-Counter Interest Rate Swaptions Written										$(20,678,807)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $14,381,027.

Open Futures Contracts(a)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

Three-Month Canadian Bankers’ Acceptance	710	December-2022	$140,611,668	$(45,038)	$(45,038)

Three-Month Canadian Bankers’ Acceptance	355	September-2022	70,467,184	111,063	111,063

U.S. Treasury 2 Year Notes	452	December-2021	99,101,000	(423,750)	(423,750)

U.S. Treasury 10 Year Notes	927	December-2021	121,161,797	(2,206,460)	(2,206,460)

Subtotal–Long Futures Contracts				(2,564,185)	(2,564,185)

Short Futures Contracts

Interest Rate Risk

Euro BTP	195	December-2021	(33,420,765)	1,284,397	1,284,397

Euro-Bund	19	December-2021	(3,692,587)	6,414	6,414

Euro-Buxl 30 Year Bonds	111	December-2021	(26,815,475)	(485,035)	(485,035)

Long Gilt	42	December-2021	(7,180,293)	222,198	222,198

U.S. Treasury 5 Year Notes	323	December-2021	(39,325,250)	542,539	542,539

U.S. Treasury 10 Year Ultra Notes	356	December-2021	(51,631,125)	854,446	854,446

U.S. Treasury Long Bonds	248	December-2021	(39,889,250)	292,875	292,875

U.S. Treasury Ultra Bonds	224	December-2021	(43,995,000)	(632,132)	(632,132)

Subtotal–Short Futures Contracts				2,085,702	2,085,702

Total Futures Contracts				$(478,483)	$(478,483)

(a)	Futures contracts collateralized by $6,385,017 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement			Contract to			Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

11/03/2021	Bank of America, N.A.	BRL	45,855,600	USD	8,126,103	$1,152

12/15/2021	Bank of America, N.A.	EUR	11,180,200	USD	13,243,282	305,578

12/15/2021	Bank of America, N.A.	GBP	26,781,534	USD	36,993,258	335,902

12/15/2021	Bank of America, N.A.	MXN	189,764,185	USD	9,230,000	72,900

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

12/15/2021	Bank of America, N.A.	USD	14,513,380	AUD	19,680,896	$ 294,046

12/15/2021	Bank of America, N.A.	USD	24,000,000	CAD	30,212,160	413,536

12/15/2021	Bank of America, N.A.	USD	7,900,000	GBP	5,789,336	24,183

12/15/2021	Bank of America, N.A.	USD	41,770,004	NOK	362,379,845	1,112,060

12/15/2021	Bank of America, N.A.	USD	26,401,827	NZD	37,103,104	169,181

12/15/2021	Bank of America, N.A.	USD	25,952,787	SEK	222,898,103	17,152

12/15/2021	Bank of America, N.A.	ZAR	172,037,210	USD	12,057,556	854,924

03/24/2022	Bank of America, N.A.	USD	440,000	RUB	35,275,900	42,478

12/15/2021	Citibank, N.A.	CLP	11,295,000,000	USD	14,202,188	384,616

12/15/2021	Citibank, N.A.	EUR	76,638,000	USD	90,789,206	2,103,866

12/15/2021	Citibank, N.A.	GBP	9,281,000	USD	12,846,435	143,021

12/15/2021	Citibank, N.A.	MXN	2,100,000	USD	104,005	2,669

11/03/2021	Goldman Sachs International	BRL	472,249,483	USD	87,670,946	3,995,146

11/12/2021	Goldman Sachs International	TRY	93,450,000	USD	10,500,000	829,270

12/15/2021	Goldman Sachs International	EUR	77,745,927	USD	91,571,756	1,604,326

12/15/2021	Goldman Sachs International	INR	187,224,650	USD	2,521,884	37,334

12/15/2021	Goldman Sachs International	MXN	591,122,170	USD	29,268,111	743,418

12/15/2021	Goldman Sachs International	USD	13,698,313	CNY	88,981,500	136,260

12/15/2021	Goldman Sachs International	USD	2,784,306	COP	10,536,900,000	5,602

12/15/2021	Goldman Sachs International	USD	8,640,000	RUB	624,525,120	87,700

12/15/2021	Goldman Sachs International	ZAR	669,068,455	USD	44,808,376	1,240,314

05/13/2022	Goldman Sachs International	CAD	25,128,195	USD	20,786,000	501,656

11/03/2021	J.P. Morgan Chase Bank, N.A.	BRL	207,585,000	USD	37,295,451	514,382

12/15/2021	J.P. Morgan Chase Bank, N.A.	CLP	9,049,389,000	USD	11,460,000	389,564

12/15/2021	J.P. Morgan Chase Bank, N.A.	EUR	114,433,316	USD	135,337,970	2,915,966

12/15/2021	J.P. Morgan Chase Bank, N.A.	GBP	22,523,063	USD	31,175,185	346,633

12/15/2021	J.P. Morgan Chase Bank, N.A.	JPY	4,364,610,725	USD	39,813,395	1,501,035

12/15/2021	J.P. Morgan Chase Bank, N.A.	MXN	795,484,040	USD	39,089,825	703,619

12/15/2021	J.P. Morgan Chase Bank, N.A.	NOK	25,000,000	USD	2,966,912	8,548

12/15/2021	J.P. Morgan Chase Bank, N.A.	RUB	515,992,500	USD	7,288,338	77,375

12/15/2021	J.P. Morgan Chase Bank, N.A.	THB	65,450,000	USD	2,001,352	29,532

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	74,727,662	AUD	101,365,915	1,537,578

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	22,270,216	CAD	28,181,733	502,593

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	50,873,898	CNY	329,576,372	367,634

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	21,000,000	COP	79,464,000,000	40,082

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	19,947,295	NOK	173,080,549	534,117

12/15/2021	J.P. Morgan Chase Bank, N.A.	ZAR	1,544,186,449	USD	107,206,668	6,653,115

01/10/2022	J.P. Morgan Chase Bank, N.A.	MXN	421,076,475	USD	20,250,000	13,968

11/03/2021	Morgan Stanley and Co. International PLC	BRL	862,056,933	USD	153,111,644	367,582

11/16/2021	Morgan Stanley and Co. International PLC	BRL	30,556,800	USD	5,760,000	359,943

12/02/2021	Morgan Stanley and Co. International PLC	BRL	740,660,000	USD	132,013,690	1,538,250

12/15/2021	Morgan Stanley and Co. International PLC	CAD	56,844,960	USD	46,000,000	65,301

12/15/2021	Morgan Stanley and Co. International PLC	EUR	7,546,484	USD	8,941,367	208,592

12/15/2021	Morgan Stanley and Co. International PLC	GBP	10,921,000	USD	15,115,210	167,037

12/15/2021	Morgan Stanley and Co. International PLC	MXN	388,950,683	USD	19,268,816	499,940

12/15/2021	Morgan Stanley and Co. International PLC	USD	18,104,805	AUD	24,561,711	374,826

12/15/2021	Morgan Stanley and Co. International PLC	USD	90,295,723	CAD	114,290,909	2,059,316

12/15/2021	Morgan Stanley and Co. International PLC	USD	2,473,376	INR	187,224,650	11,174

12/15/2021	Morgan Stanley and Co. International PLC	USD	24,000,000	MXN	504,108,000	325,810

12/15/2021	Morgan Stanley and Co. International PLC	USD	10,894,762	NOK	94,518,600	290,056

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

12/15/2021	Morgan Stanley and Co. International PLC	USD	26,387,328	NZD	37,086,168	$171,552

12/15/2021	Morgan Stanley and Co. International PLC	USD	16,971,000	RUB	1,250,592,990	505,960

12/15/2021	Morgan Stanley and Co. International PLC	USD	476,949	SEK	4,096,764	367

12/15/2021	Royal Bank of Canada	EUR	70,254,588	USD	83,236,933	1,938,465

12/15/2021	Royal Bank of Canada	GBP	3,725,000	USD	5,157,434	58,822

12/15/2021	Royal Bank of Canada	JPY	93,526,076	USD	852,196	31,229

12/15/2021	Royal Bank of Canada	USD	1,856,612	CAD	2,340,000	34,271

11/10/2021	Standard Chartered Bank PLC	USD	33,499,170	CNY	227,121,020	1,920,334

12/15/2021	Standard Chartered Bank PLC	USD	46,000,000	KRW	54,114,400,000	21,614

12/15/2021	Standard Chartered Bank PLC	USD	9,762,500	THB	327,043,750	90,385

Subtotal–Appreciation						42,634,857

Currency Risk

11/03/2021	Bank of America, N.A.	USD	8,400,000	BRL	45,855,600	(275,049)

12/15/2021	Bank of America, N.A.	CAD	38,286,121	USD	30,260,685	(677,176)

12/15/2021	Bank of America, N.A.	CNY	58,419,000	USD	9,016,669	(66,139)

12/15/2021	Bank of America, N.A.	KRW	13,607,950,000	USD	11,500,000	(72,887)

12/15/2021	Bank of America, N.A.	NOK	431,023,312	USD	49,933,334	(1,071,626)

12/15/2021	Bank of America, N.A.	USD	25,103,623	CZK	540,430,800	(804,345)

12/15/2021	Bank of America, N.A.	USD	12,742,647	EUR	10,761,236	(289,765)

12/15/2021	Bank of America, N.A.	USD	10,477,238	GBP	7,625,534	(39,751)

12/15/2021	Bank of America, N.A.	USD	43,469,086	JPY	4,765,646,262	(1,636,455)

12/15/2021	Bank of America, N.A.	USD	11,458,289	KRW	13,425,677,500	(40,416)

12/15/2021	Bank of America, N.A.	USD	14,397,817	MXN	290,720,714	(369,043)

12/15/2021	Bank of America, N.A.	USD	18,669,207	ZAR	274,888,313	(769,169)

12/15/2021	Barclays Bank PLC	RUB	3,718,639,560	USD	50,161,053	(1,806,705)

12/15/2021	Citibank, N.A.	USD	11,400,632	CLP	9,066,922,544	(308,746)

12/15/2021	Citibank, N.A.	USD	6,745,599	EUR	5,720,000	(126,426)

12/15/2021	Citibank, N.A.	USD	12,901,286	MXN	260,493,738	(331,120)

11/03/2021	Goldman Sachs International	USD	84,174,201	BRL	472,249,483	(498,401)

11/12/2021	Goldman Sachs International	USD	11,208,408	TRY	93,450,000	(1,537,679)

11/30/2021	Goldman Sachs International	RUB	294,287,400	USD	3,960,000	(165,841)

12/10/2021	Goldman Sachs International	AUD	17,916,000	USD	13,209,467	(269,836)

12/15/2021	Goldman Sachs International	CNY	88,981,500	USD	13,693,464	(141,109)

12/15/2021	Goldman Sachs International	GBP	14,626,000	USD	19,925,439	(93,971)

12/15/2021	Goldman Sachs International	USD	18,213,962	EUR	15,511,000	(264,664)

12/15/2021	Goldman Sachs International	USD	24,049,451	INR	1,785,431,261	(356,028)

12/15/2021	Goldman Sachs International	USD	10,150,123	MXN	205,000,000	(257,816)

12/15/2021	Goldman Sachs International	USD	14,357,661	ZAR	205,429,408	(980,612)

11/03/2021	J.P. Morgan Chase Bank, N.A.	USD	36,786,284	BRL	207,585,000	(5,215)

12/15/2021	J.P. Morgan Chase Bank, N.A.	AUD	15,046,000	USD	11,092,017	(228,227)

12/15/2021	J.P. Morgan Chase Bank, N.A.	CAD	36,015,000	USD	28,460,344	(642,292)

12/15/2021	J.P. Morgan Chase Bank, N.A.	CNY	835,720,000	USD	128,801,853	(1,133,350)

12/15/2021	J.P. Morgan Chase Bank, N.A.	MXN	435,145,000	USD	20,948,935	(49,054)

12/15/2021	J.P. Morgan Chase Bank, N.A.	NOK	25,061,438	USD	2,888,296	(77,338)

12/15/2021	J.P. Morgan Chase Bank, N.A.	SEK	233,246,644	USD	27,158,857	(16,794)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	28,755,853	EUR	24,614,421	(272,094)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	9,254,393	GBP	6,686,000	(102,898)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	2,050,500	IDR	29,092,500,000	(14,565)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	2,974,203	NOK	25,061,438	(8,569)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	1,998,156	THB	65,450,000	(26,336)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	37,888,929	ZAR	541,092,346	$(2,654,351)

01/10/2022	J.P. Morgan Chase Bank, N.A.	USD	18,017,212	MXN	372,184,400	(130,829)

11/03/2021	Morgan Stanley and Co. International PLC	USD	154,504,428	BRL	862,056,933	(1,760,365)

12/02/2021	Morgan Stanley and Co. International PLC	USD	29,403,680	BRL	164,950,233	(345,875)

12/15/2021	Morgan Stanley and Co. International PLC	CAD	28,739,420	USD	23,000,000	(223,459)

12/15/2021	Morgan Stanley and Co. International PLC	COP	42,367,399,999	USD	11,007,093	(210,737)

12/15/2021	Morgan Stanley and Co. International PLC	IDR	29,092,500,000	USD	2,017,790	(18,145)

12/15/2021	Morgan Stanley and Co. International PLC	INR	187,200,000	USD	2,473,050	(11,173)

12/15/2021	Morgan Stanley and Co. International PLC	NOK	164,335,728	USD	19,066,666	(379,932)

12/15/2021	Morgan Stanley and Co. International PLC	NZD	18,781,000	USD	13,187,098	(262,723)

12/15/2021	Morgan Stanley and Co. International PLC	USD	4,271,343	EUR	3,680,000	(12,854)

12/15/2021	Morgan Stanley and Co. International PLC	USD	9,500,000	GBP	6,880,507	(82,273)

12/15/2021	Morgan Stanley and Co. International PLC	USD	7,390,433	JPY	810,479,971	(276,076)

12/15/2021	Morgan Stanley and Co. International PLC	USD	28,500,000	MXN	581,471,250	(441,014)

12/15/2021	Morgan Stanley and Co. International PLC	USD	12,413,793	ZAR	185,791,033	(315,546)

12/15/2021	Royal Bank of Canada	CAD	60,552,000	USD	47,849,227	(1,081,020)

12/15/2021	Royal Bank of Canada	GBP	2,000,000	USD	2,716,464	(21,046)

12/15/2021	Royal Bank of Canada	USD	8,827,819	EUR	7,546,760	(94,724)

12/15/2021	Royal Bank of Canada	USD	4,547,718	GBP	3,285,000	(51,358)

11/10/2021	Standard Chartered Bank PLC	CNY	197,918,880	USD	29,140,000	(1,725,432)

12/15/2021	Standard Chartered Bank PLC	CNY	103,036,414	USD	15,909,151	(110,637)

Subtotal–Depreciation						(26,037,076)

Total Forward Foreign Currency Contracts						$16,597,781

Open Centrally Cleared Credit Default Swap Agreements(a)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit iTraxx Europe Index, Series 36, Version 1	Buy	(1.00)%	Quarterly	12/20/2026	0.506%	EUR	15,265,000	$ (455,729)	$ (446,399)	$9,330

Markit iTraxx Europe Sub Financials Index, Series 36, Version 1	Buy	(1.00)	Quarterly	12/20/2026	1.130	EUR	39,937,000	259,687	265,798	6,111

Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2026	2.453	USD	21,300,000	665,232	982,399	317,167

South Africa Republic International Bonds	Buy	(1.00)	Quarterly	12/20/2026	2.106	USD	1,775,000	88,880	94,490	5,610

Markit CDX North America High Yield Index, Series 37, Version 1	Buy	(5.00)	Quarterly	12/20/2026	3.047	USD	35,500,000	(3,255,890)	(3,150,590)	105,300

Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2024	1.790	USD	3,905,000	69,167	92,244	23,077

Subtotal - Appreciation								(2,628,653)	(2,162,058)	466,595

Credit Risk

Host Hotels & Resorts, L.P.	Buy	1.00	Quarterly	12/20/2023	0.523	USD	3,700,000	21,404	(96,022)	(117,426)

Intesa Sanpaolo S.p.A.	Buy	(1.00)	Quarterly	06/20/2026	0.563	EUR	5,475,000	(182,277)	(259,480)	(77,203)

Indonesia Government International Bonds	Buy	(1.00)	Quarterly	12/20/2026	0.820	USD	13,135,000	(60,076)	(86,483)	(26,407)

Markit iTraxx Europe Senior Financials, Series 36, Version 1	Sell	1.00	Quarterly	12/20/2026	0.581	EUR	35,500,000	895,758	877,680	(18,078)

Markit CDX Emerging Markets Index, Series 36, Version 1	Sell	1.00	Quarterly	12/20/2026	0.019	USD	3,550,000	(431,142)	(438,439)	(7,297)

Subtotal - Depreciation								243,667	(2,744)	(246,411)

Total Centrally Cleared Credit Default Swap Agreements								$(2,384,986)	$(2,164,802)	$220,184

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Global Strategic Income Fund

(a)	Centrally cleared swap agreements collateralized by $29,397,576 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of October 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(a)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	6 Month WIBOR	Semi-Annually	2.77%	Annually	11/03/2031	PLN	31,700,000	$ –	$–	$–

Receive	6 Month WIBOR	Semi-Annually	(2.41)	Annually	11/03/2023	PLN	143,700,000	–	–	–

Receive	3 Month JIBAR	Quarterly	(6.61)	Quarterly	10/19/2026	ZAR	119,500,000	654	84,443	83,789

Receive	3 Month JIBAR	Quarterly	(6.65)	Quarterly	10/11/2026	ZAR	124,250,000	–	88,662	88,662

Receive	6 Month WIBOR	Semi-Annually	(2.54)	Annually	12/15/2024	PLN	97,100,000	–	88,871	88,871

Receive	3 Month JIBAR	Quarterly	(7.15)	Quarterly	02/24/2031	ZAR	51,150,000	316	144,607	144,291

Pay	BZDIOVRA	At Maturity	12.47	At Maturity	01/02/2029	BRL	30,580,179	–	217,648	217,648

Pay	6 Month AUD BBSW	Semi-Annually	(1.84)	Semi-Annually	09/15/2051	AUD	3,709,750	–	248,724	248,724

Pay	3 Month JIBAR	Quarterly	(6.75)	Quarterly	02/15/2031	ZAR	68,625,000	–	311,625	311,625

Receive	28 Day MXN TIIE	28 Day	(7.07)	28 Day	12/12/2029	MXN	321,750,000	–	358,055	358,055

Receive	3 Month JIBAR	Quarterly	(7.32)	Quarterly	07/15/2031	ZAR	206,100,000	–	493,841	493,841

Receive	6 Month CZK PRIBOR	Semi-Annually	(1.96)	Annually	08/16/2031	CZK	170,496,000	–	495,723	495,723

Receive	6 Month CZK PRIBOR	Semi-Annually	(2.05)	Annually	08/16/2023	CZK	790,560,000	–	650,015	650,015

Receive	3 Month JIBAR	Quarterly	(6.70)	Quarterly	01/29/2031	ZAR	145,000,000	–	682,519	682,519

Receive	3 Month JIBAR	Quarterly	(6.63)	Quarterly	02/11/2031	ZAR	136,500,000	–	689,343	689,343

Receive	3 Month JIBAR	Quarterly	(6.70)	Quarterly	01/27/2031	ZAR	148,000,000	–	695,493	695,493

Receive	6 Month WIBOR	Semi-Annually	(1.45)	Annually	05/05/2026	PLN	55,700,000	–	717,277	717,277

Receive	6 Month WIBOR	Semi-Annually	(1.44)	Annually	05/04/2026	PLN	56,160,000	–	734,166	734,166

Receive	3 Month KORIBOR	Quarterly	(1.75)	Quarterly	06/16/2027	KRW	41,040,000,000	–	934,887	934,887

Receive	28 Day MXN TIIE	28 Day	(5.62)	28 Day	01/29/2031	MXN	187,500,000	–	1,248,620	1,248,620

Receive	28 Day MXN TIIE	28 Day	(5.63)	28 Day	05/29/2031	MXN	187,500,000	–	1,274,115	1,274,115

Receive	6 Month AUD BBSW	Semi-Annually	(0.99)	Semi-Annually	10/01/2026	AUD	50,055,000	–	1,278,891	1,278,891

Receive	28 Day MXN TIIE	28 Day	(5.50)	28 Day	11/29/2030	MXN	186,650,000	–	1,299,603	1,299,603

Receive	6 Month AUD BBSW	Semi-Annually	(0.94)	Semi-Annually	09/27/2026	AUD	49,167,500	–	1,339,666	1,339,666

Receive	28 Day MXN TIIE	28 Day	(5.53)	28 Day	05/29/2031	MXN	326,250,000	–	2,337,899	2,337,899

Receive	6 Month CLICP	Semi-Annually	(2.35)	Semi-Annually	03/11/2026	CLP	22,500,000,000	–	3,243,249	3,243,249

Subtotal – Appreciation								970	19,657,942	19,656,972

Interest Rate Risk

Pay	3 Month CDOR	Semi-Annually	1.14	Semi-Annually	02/24/2024	CAD	587,350,000	–	(4,710,954)	(4,710,954)

Pay	28 Day MXN TIIE	28 Day	4.81	28 Day	07/23/2025	MXN	982,000,000	–	(4,223,716)	(4,223,716)

Pay	3 Month CDOR	Semi-Annually	0.70	Semi-Annually	02/04/2023	CAD	468,000,000	–	(2,560,553)	(2,560,553)

Pay	BZDIOVRA	At Maturity	7.26	At Maturity	01/02/2029	BRL	50,267,476	–	(2,229,044)	(2,229,044)

Pay	3 Month KORIBOR	Quarterly	1.19	Quarterly	03/14/2023	KRW	240,900,000,000	–	(1,801,329)	(1,801,329)

Pay	3 Month CDOR	Semi-Annually	0.70	Semi-Annually	02/03/2023	CAD	302,000,000	–	(1,621,203)	(1,621,203)

Pay	BZDIOVRA	At Maturity	9.27	At Maturity	01/04/2027	BRL	72,944,675	–	(1,477,073)	(1,477,073)

Pay	28 Day MXN TIIE	28 Day	4.67	28 Day	07/02/2024	MXN	429,450,000	–	(1,399,196)	(1,399,196)

Pay	3 Month NDBB	Quarterly	1.82	Semi-Annually	09/28/2026	NZD	52,185,000	–	(1,381,304)	(1,381,304)

Pay	3 Month WIBOR	Quarterly	0.85	Annually	05/04/2023	PLN	273,600,000	–	(1,355,906)	(1,355,906)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31	Invesco Global Strategic Income Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Pay	3 Month NDBB	Quarterly	1.87%	Semi-Annually	10/04/2026	NZD	53,640,500	$ –	$(1,331,707)	$(1,331,707)

Pay	BZDIOVRA	At Maturity	10.26	At Maturity	01/02/2029	BRL	73,531,125	–	(1,306,927)	(1,306,927)

Pay	3 Month KORIBOR	Quarterly	1.51	Quarterly	06/16/2023	KRW	202,300,000,000	–	(1,248,876)	(1,248,876)

Pay	6 Month CZK PRIBOR	Semi-Annually	2.15	Annually	08/16/2026	CZK	651,744,000	–	(989,191)	(989,191)

Pay	3 Month CDOR	Semi-Annually	0.88	Semi-Annually	10/20/2022	CAD	585,750,000	–	(956,998)	(956,998)

Pay	BZDIOVRA	At Maturity	10.25	At Maturity	01/02/2029	BRL	52,173,026	–	(933,039)	(933,039)

Pay	3 Month JIBAR	Quarterly	7.48	Quarterly	02/15/2036	ZAR	108,925,000	–	(521,839)	(521,839)

Pay	FBIL Overnight MIBOR	At Maturity	4.18	At Maturity	12/15/2022	INR	14,125,000,000	–	(493,657)	(493,657)

Pay	FBIL Overnight MIBOR	At Maturity	4.62	At Maturity	04/25/2023	INR	8,030,000,000	–	(472,217)	(472,217)

Pay	28 Day MXN TIIE	28 Day	6.91	28 Day	12/16/2026	MXN	741,375,000	–	(462,789)	(462,789)

Pay	1 Month BZDIOVRA	At Maturity	8.68	At Maturity	01/04/2027	BRL	56,292,939	–	(434,790)	(434,790)

Pay	28 Day MXN TIIE	28 Day	7.08	28 Day	06/16/2031	MXN	187,090,000	–	(347,301)	(347,301)

Pay	BZDIOVRA	At Maturity	11.29	At Maturity	01/02/2029	BRL	44,051,614	–	(297,028)	(297,028)

Pay	BZDIOVRA	At Maturity	11.62	At Maturity	01/02/2029	BRL	85,834,406	–	(255,295)	(255,295)
Receive	3 Month USD LIBOR	Quarterly	(1.62)	Semi-Annually	10/14/2031	USD	37,630,000	–	(233,406)	(233,406)

Pay	BZDIOVRA	At Maturity	11.69	At Maturity	01/02/2029	BRL	31,364,638	–	(67,724)	(67,724)

Pay	6 Month WIBOR	Semi-Annually	2.79	Annually	12/15/2031	PLN	31,800,000	–	(10,801)	(10,801)

Subtotal – Depreciation								–	(33,123,863)	(33,123,863)

Total Centrally Cleared Interest Rate Swap Agreements								$970	$(13,465,921)	$(13,466,891)

(a)	Centrally cleared swap agreements collateralized by $29,397,576 cash held with Counterparties.

Open Over-The-Counter Credit Default Swap Agreements(a)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00%	Quarterly	12/20/2024	0.408%	EUR	7,500,000	$92,076	$163,265	$71,189

Goldman Sachs International	Markit CDX North America High Yield Index, Series 35, Version 1	Sell	5.00	Quarterly	12/20/2025	1.224	USD	46,800,000	7,045,450	7,231,885	186,435

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	0.197	EUR	10,000,000	519,682	645,184	125,502

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	0.197	EUR	35,000,000	1,822,672	2,258,144	435,472

J.P. Morgan Chase Bank, N.A.	Markit CDX North America High Yield Index, Series 35, Version 1	Sell	5.00	Quarterly	12/20/2025	1.224	USD	14,600,000	2,068,833	2,256,101	187,268

Subtotal–Appreciation									11,548,713	12,554,579	1,005,866

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32	Invesco Global Strategic Income Fund

Open Over-The-Counter Credit Default Swap Agreements(a)–(continued)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)%	Quarterly	12/20/2024	0.737%	EUR	3,750,000	$29,906	$(36,179)	$(66,085)

Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 5	Sell	5.00	Quarterly	12/20/2024	3.283	EUR	7,100,000	548,351	438,272	(110,079)

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	12/20/2021	0.199	EUR	7,500,000	2,048	(10,045)	(12,093)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	5.087	EUR	7,500,000	55,710	(15,910)	(71,620)

Subtotal–Depreciation									636,015	376,138	(259,877)

Total Open Over-The-Counter Credit Default Swap Agreements									$12,184,728	$12,930,717	$745,989

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $14,381,027.
(b)

Implied credit spreads represent the current level, as of October 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Interest Rate Swap Agreements(a)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Bank of America, N.A.	Pay	FBIL Overnight MIBOR	Semi-Annually	6.33%	Semi-Annually	01/31/2022	INR	590,000,000	$–	$103,993	$103,993

Interest Rate Risk

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	6.77	Annually	01/14/2030	RUB	595,000,000	–	(961,910)	(961,910)

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	6.98	Annually	03/25/2026	RUB	2,000,000,000	–	(2,004,618)	(2,004,618)

Bank of America, N.A.	Pay	3 Month MOSKP	Quarterly	7.31	Annually	08/17/2024	RUB	990,000,000	–	(695,312)	(695,312)

Subtotal–Depreciation									–	(3,661,840)	(3,661,840)

Total Over-The-Counter Interest Rate Swap Agreements									$–	$(3,557,847)	$(3,557,847)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $14,381,027.

Open Centrally Cleared Inflation Rate Swap Agreements(a)

Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	United States CPI Urban Consumers NSA	At Maturity	2.42%	At Maturity	05/10/2051	USD	7,862,400	$–	$(353,139)	$(353,139)

Pay	United States CPI Urban Consumers NSA	At Maturity	2.43	At Maturity	05/07/2051	USD	10,929,600	–	(453,986)	(453,986)

Total – Centrally Cleared Inflation Swap Agreements								$–	$(807,125)	$(807,125)

(a)	Centrally cleared swap agreements collateralized by $29,397,576 cash held with Counterparties.

33	Invesco Global Strategic Income Fund

Abbreviations:

AUD	–Australian Dollar
BBSW	–Bank Bill Swap Rate
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CHF	–Swiss Franc
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNH	–Chinese Renminbi
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CPI	–Consumer Price Index
CZK	–Czech Koruna
EUR	–Euro
FBIL	–Financial Benchmarks India Private Ltd.
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
JPY	–Japanese Yen
KRW	–South Korean Won
LIBOR	–London Interbank Offered Rate
MIBOR	–Mumbai Interbank Offered Rate
MOSKP	–MosPrime Rate
MXN	–Mexican Peso
NDBB	–New Zealand Dollar Bank Bill
NOK	–Norwegian Krone
NSA	–Non-Seasonally Adjusted
NZD	–New Zealand Dollar
PLN	–Polish Zloty
PRIBOR	–Prague Interbank Offerred Rate
RUB	–Russian Ruble
SEK	–Swedish Krona
SGD	–Singapore Dollar
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TRY	–Turkish Lira
USD	–U.S. Dollar
WIBOR	–Warsaw Interbank Offered Rate
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34	Invesco Global Strategic Income Fund

Consolidated Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $2,138,662,702)*	$2,093,727,677
Investments in affiliates, at value (Cost $283,591,908)	282,901,985
Other investments:
Variation margin receivable – futures contracts	6,489,939
Variation margin receivable–centrally cleared swap agreements	2,694,683
Swaps receivable – OTC	2,564,365
Unrealized appreciation on swap agreements – OTC	1,109,859
Premiums paid on swap agreements – OTC	12,184,728
Unrealized appreciation on forward foreign currency contracts outstanding	42,634,857
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	6,385,017
Cash collateral – centrally cleared swap agreements	29,397,576
Cash collateral – OTC Derivatives	14,381,027
Cash	36,793,973
Foreign currencies, at value (Cost $1,703,405)	1,622,877
Receivable for:
Investments sold	23,527,041
Fund shares sold	337,380
Dividends	9,991
Interest	28,610,087
Investment for trustee deferred compensation and retirement plans	546,691
Other assets	99,718
Total assets	2,586,019,471

Liabilities:
Other investments:
Options written, at value (premiums received $28,138,904)	34,164,831
Unrealized depreciation on forward foreign currency contracts outstanding	26,037,076
Swaps payable – OTC	460,783
Unrealized depreciation on swap agreements–OTC	3,921,717
Payable for:
Investments purchased	126,353,873
Dividends	995,587
Fund shares reacquired	2,470,119
Collateral upon return of securities loaned	59,683,545
Accrued fees to affiliates	1,412,624
Accrued trustees’ and officers’ fees and benefits	48
Accrued other operating expenses	544,914
Trustee deferred compensation and retirement plans	546,691
Unfunded loan commitments	143,945
Total liabilities	256,735,753
Net assets applicable to shares outstanding	$2,329,283,718

Net assets consist of:
Shares of beneficial interest	$3,233,927,066

Distributable earnings (loss)	(904,643,348)

$2,329,283,718

Net Assets:
Class A	$2,004,153,006

Class C	$78,454,632

Class R	$70,527,082

Class Y	$157,185,706

Class R5	$9,648

Class R6	$18,953,644

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	563,406,117

Class C	22,122,157

Class R	19,813,210

Class Y	44,257,356

Class R5	2,710

Class R6	5,354,892

Class A:
Net asset value per share	$3.56

Maximum offering price per share (Net asset value of $3.56 ÷ 95.75%)	$3.72

Class C:
Net asset value and offering price per share	$3.55

Class R:
Net asset value and offering price per share	$3.56

Class Y:
Net asset value and offering price per share	$3.55

Class R5:
Net asset value and offering price per share	$3.56

Class R6:
Net asset value and offering price per share	$3.54

*	At October 31, 2021, securities with an aggregate value of $52,606,631 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35	Invesco Global Strategic Income Fund

Consolidated Statement of Operations

For the year ended October 31, 2021

Investment income:
Interest (net of foreign withholding taxes of $1,091,521)	$96,184,822

Dividends from affiliates (includes securities lending income of $47,922)	1,668,290

Other income	85,736

Total investment income	97,938,848

Expenses:
Advisory fees	14,414,885

Administrative services fees	364,988

Custodian fees	101,551

Distribution fees:
Class A	5,220,495

Class C	1,030,154

Class R	383,772

Transfer agent fees – A, C, R and Y	4,335,967

Transfer agent fees – R5	4

Transfer agent fees – R6	7,806

Trustees’ and officers’ fees and benefits	44,899

Registration and filing fees	95,809

Reports to shareholders	240,049

Professional services fees	146,507

Other	107,925

Total expenses	26,494,811

Less: Fees waived and/or expense offset arrangement(s)	(397,503)

Net expenses	26,097,308

Net investment income	71,841,540

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $625,792)	33,203,631

Affiliated investment securities	1,329,623

Foreign currencies	(1,038,256)

Forward foreign currency contracts	(28,863,570)

Futures contracts	42,730,412

Option contracts written	38,439,158

Swap agreements	(111,390,442)

(25,589,444)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $699,789)	28,287,834

Affiliated investment securities	(2,382,846)

Foreign currencies	(2,510,777)

Forward foreign currency contracts	2,634,851

Futures contracts	2,199,018

Option contracts written	(1,918,878)

Swap agreements	(13,708,473)

12,600,729

Net realized and unrealized gain (loss)	(12,988,715)

Net increase in net assets resulting from operations	$58,852,825

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36	Invesco Global Strategic Income Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$71,841,540	$79,705,355

Net realized gain (loss)	(25,589,444)	(140,323,908)

Change in net unrealized appreciation (depreciation)	12,600,729	(12,314,057)

Net increase (decrease) in net assets resulting from operations	58,852,825	(72,932,610)

Distributions to shareholders from distributable earnings:
Class A	(25,957,364)	(32,840,824)

Class C	(1,216,045)	(2,533,763)

Class R	(905,564)	(1,182,445)

Class Y	(2,208,688)	(4,013,668)

Class R5	(118)	(134)

Class R6	(271,613)	(325,758)

Total distributions from distributable earnings	(30,559,392)	(40,896,592)

Return of capital:
Class A	(30,499,206)	(42,081,663)

Class C	(619,123)	(1,895,583)

Class R	(867,377)	(1,311,576)

Class Y	(3,021,211)	(5,925,941)

Class R5	(178)	(208)

Class R6	(401,918)	(520,291)

Total return of capital	(35,409,013)	(51,735,262)

Total distributions	(65,968,405)	(92,631,854)

Share transactions–net:
Class A	(222,799,297)	(306,195,365)

Class C	(78,911,388)	(54,967,634)

Class R	(8,352,959)	(15,853,398)

Class Y	(44,748,462)	(111,534,682)

Class R6	(1,719,097)	(14,544,657)

Net increase (decrease) in net assets resulting from share transactions	(356,531,203)	(503,095,736)

Net increase (decrease) in net assets	(363,646,783)	(668,660,200)

Net assets:
Beginning of year	2,692,930,501	3,361,590,701

End of year	$2,329,283,718	$2,692,930,501

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37	Invesco Global Strategic Income Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (d)(e)
Class A
Year ended 10/31/21	$3.58	$0.10	$(0.03)	$0.07	$(0.04)	$(0.05)	$(0.09)	$3.56	2.04	%(f)	$2,004,153	0.99%(f)	1.01%(f)	2.79%(f)	241%
Year ended 10/31/20	3.75	0.10	(0.16)	(0.06)	(0.05)	(0.06)	(0.11)	3.58	(1.47	)(f)	2,236,548	0.98(f)	0.99(f)	2.70(f)	273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	(1.11)		2,669,175	0.96(g)	1.00(g)	3.80(g)	25
Year ended 09/30/19	3.73	0.19	(0.01)	0.18	(0.13)	(0.06)	(0.19)	3.72	5.08		2,671,046	0.95	1.00	5.25	114
Year ended 09/30/18	3.96	0.18	(0.23)	(0.05)	(0.18)	-	(0.18)	3.73	(1.49)		2,699,688	1.00	1.07	4.79	67
Year ended 09/30/17	3.95	0.16	0.01	0.17	(0.11)	(0.05)	(0.16)	3.96	4.45		3,124,887	1.01	1.08	4.13	69
Class C
Year ended 10/31/21	3.57	0.07	(0.02)	0.05	(0.05)	(0.02)	(0.07)	3.55	1.27		78,455	1.75	1.77	2.03	241
Year ended 10/31/20	3.74	0.07	(0.16)	(0.09)	(0.03)	(0.05)	(0.08)	3.57	(2.23)		154,642	1.74	1.75	1.94	273
One month ended 10/31/19	3.71	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.74	1.04		220,077	1.72(g)	1.76(g)	3.03(g)	25
Year ended 09/30/19	3.72	0.17	(0.02)	0.15	(0.11)	(0.05)	(0.16)	3.71	4.28		224,035	1.71	1.76	4.49	114
Year ended 09/30/18	3.95	0.16	(0.24)	(0.08)	(0.15)	-	(0.15)	3.72	(2.26)		540,465	1.76	1.83	4.03	67
Year ended 09/30/17	3.94	0.13	0.01	0.14	(0.09)	(0.04)	(0.13)	3.95	3.67		696,936	1.77	1.84	3.37	69
Class R
Year ended 10/31/21	3.59	0.09	(0.03)	0.06	(0.05)	(0.04)	(0.09)	3.56	1.49		70,527	1.25	1.27	2.53	241
Year ended 10/31/20	3.75	0.09	(0.15)	(0.06)	(0.04)	(0.06)	(0.10)	3.59	(1.45)		79,116	1.24	1.25	2.44	273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	1.09		99,920	1.22(g)	1.26(g)	3.53(g)	25
Year ended 09/30/19	3.73	0.18	(0.01)	0.17	(0.12)	(0.06)	(0.18)	3.72	4.81		100,112	1.21	1.26	4.99	114
Year ended 09/30/18	3.96	0.17	(0.23)	(0.06)	(0.17)	-	(0.17)	3.73	(1.75)		111,816	1.26	1.33	4.53	67
Year ended 09/30/17	3.95	0.15	0.01	0.16	(0.10)	(0.05)	(0.15)	3.96	4.19		123,825	1.27	1.34	3.87	69
Class Y
Year ended 10/31/21	3.58	0.11	(0.04)	0.07	(0.04)	(0.06)	(0.10)	3.55	2.00		157,186	0.75	0.77	3.03	241
Year ended 10/31/20	3.75	0.11	(0.16)	(0.05)	(0.05)	(0.07)	(0.12)	3.58	(1.24)		201,675	0.74	0.75	2.94	273
One month ended 10/31/19	3.71	0.01	0.04	0.05	(0.00)	(0.01)	(0.01)	3.75	1.40		335,775	0.72(g)	0.77(g)	4.03(g)	25
Year ended 09/30/19	3.73	0.20	(0.02)	0.18	(0.13)	(0.07)	(0.20)	3.71	5.05		329,963	0.72	0.77	5.49	114
Year ended 09/30/18	3.96	0.19	(0.23)	(0.04)	(0.19)	-	(0.19)	3.73	(1.26)		371,434	0.76	0.83	5.03	67
Year ended 09/30/17	3.95	0.17	0.01	0.18	(0.11)	(0.06)	(0.17)	3.96	4.70		494,017	0.77	0.84	4.43	69
Class R5
Year ended 10/31/21	3.59	0.12	(0.04)	0.08	(0.04)	(0.07)	(0.11)	3.56	2.14		10	0.61	0.62	3.17	241
Year ended 10/31/20	3.75	0.11	(0.14)	(0.03)	(0.06)	(0.07)	(0.13)	3.59	(0.81)		10	0.64	0.64	3.04	273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	1.14		10	0.70(g)	0.72(g)	4.05(g)	25
Period ended 09/30/19(h)	3.69	0.07	0.02	0.09	(0.04)	(0.02)	(0.06)	3.72	2.40		10	0.63(g)	0.68(g)	5.58(g)	114
Class R6
Year ended 10/31/21	3.57	0.12	(0.04)	0.08	(0.05)	(0.06)	(0.11)	3.54	2.13		18,954	0.61	0.63	3.17	241
Year ended 10/31/20	3.73	0.11	(0.15)	(0.04)	(0.05)	(0.07)	(0.12)	3.57	(0.86)		20,939	0.63	0.63	3.05	273
One month ended 10/31/19	3.70	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.73	1.14		36,634	0.57(g)	0.62(g)	4.18(g)	25
Year ended 09/30/19	3.71	0.21	(0.01)	0.20	(0.14)	(0.07)	(0.21)	3.70	5.49		36,479	0.57	0.62	5.63	114
Year ended 09/30/18	3.94	0.20	(0.23)	(0.03)	(0.20)	-	(0.20)	3.71	(1.15)		41,461	0.61	0.68	5.18	67
Year ended 09/30/17	3.93	0.18	0.01	0.19	(0.12)	(0.06)	(0.18)	3.94	4.89		47,348	0.59	0.65	4.57	69

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.04%, 0.04%, 0.01% and 0.01% for the one month ended October 31, 2019 and the years ended September 30, 2019, 2018 and 2017, respectively.

(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $364,949,527 and $405,130,315, $5,760,311,794 and $5,754,174,138, $6,366,360,171 and $6,415,700,475 and $5,559,676,349 and $5,415,035,851 for the one month ended October 31, 2019 and the years ended September 30, 2019, 2018 and 2017, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended ended October 31, 2021 and 2020.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

38	Invesco Global Strategic Income Fund

Notes to Consolidated Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

39	Invesco Global Strategic Income Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).

Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.	Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by

40	Invesco Global Strategic Income Fund

collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

L.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

M.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

N.

Futures Contracts - The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

O.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period.

41	Invesco Global Strategic Income Fund

Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by

42	Invesco Global Strategic Income Fund

having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

R.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

S.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

T.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

U.

Collateral -To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

V.

Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

W.	COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and

43	Invesco Global Strategic Income Fund

increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.500%
Next $5 billion	0.480%
Over $10 billion	0.460%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.56%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.04%, 1.79%, 1.29%, 0.79%, 0.70% and 0.65%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $390,109.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

44	Invesco Global Strategic Income Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $77,318 in front-end sales commissions from the sale of Class A shares and $270 and $2,733 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$951,070,583	$-	$951,070,583

Non-U.S. Dollar Denominated Bonds & Notes	-	744,086,312	-	744,086,312

Asset-Backed Securities	-	214,036,949	-	214,036,949

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	110,108,277	-	110,108,277

Affiliated Issuers	72,429,002	-	-	72,429,002

Variable Rate Senior Loan Interests	-	20,712,146	3,432,346	24,144,492

Agency Credit Risk Transfer Notes	-	23,342,236	-	23,342,236

Preferred Stocks	-	4,112,122	-	4,112,122

Common Stocks & Other Equity Interests	269,380	356,575	264,334	890,289

Money Market Funds	150,789,438	59,683,545	-	210,472,983

Options Purchased	-	21,936,417	-	21,936,417

Total Investments in Securities	223,487,820	2,149,445,162	3,696,680	2,376,629,662

Other Investments - Assets*

Futures Contracts	3,313,932	-	-	3,313,932

Forward Foreign Currency Contracts	-	42,634,857	-	42,634,857

Swap Agreements	-	21,233,426	-	21,233,426

	3,313,932	63,868,283	-	67,182,215

Other Investments - Liabilities*

Futures Contracts	(3,792,415)	-	-	(3,792,415)

Forward Foreign Currency Contracts	-	(26,037,076)	-	(26,037,076)

Options Written	-	(34,164,831)	-	(34,164,831)

Swap Agreements	-	(38,099,116)	-	(38,099,116)

	(3,792,415)	(98,301,023)	-	(102,093,438)

Total Other Investments	(478,483)	(34,432,740)	-	(34,911,223)

Total Investments	$223,009,337	$2,115,012,422	$3,696,680	$2,341,718,439

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

45	Invesco Global Strategic Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value

Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$3,313,932	$3,313,932

Unrealized appreciation on swap agreements – Centrally Cleared(a)	466,595	-	19,656,972	20,123,567

Unrealized appreciation on forward foreign currency contracts outstanding	-	42,634,857	-	42,634,857

Unrealized appreciation on swap agreements – OTC	1,005,866	-	103,993	1,109,859

Options purchased, at value – OTC(b)	-	9,636,167	12,300,250	21,936,417

Total Derivative Assets	1,472,461	52,271,024	35,375,147	89,118,632

Derivatives not subject to master netting agreements	(466,595)	-	(22,970,904)	(23,437,499)

Total Derivative Assets subject to master netting agreements	$1,005,866	$52,271,024	$12,404,243	$65,681,133

	Value

Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(3,792,415)	$(3,792,415)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(246,411)	-	(33,930,988)	(34,177,399)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(26,037,076)	–	(26,037,076)

Unrealized depreciation on swap agreements – OTC	(259,877)	-	(3,661,840)	(3,921,717)

Options written, at value – OTC	(1,175,292)	(12,310,732)	(20,678,807)	(34,164,831)

Total Derivative Liabilities	(1,681,580)	(38,347,808)	(62,064,050)	(102,093,438)

Derivatives not subject to master netting agreements	246,411	-	37,723,403	37,969,814

Total Derivative Liabilities subject to master netting agreements	$(1,435,169)	$(38,347,808)	$(24,340,647)	$(64,123,624)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

										Collateral
	Financial Derivative Assets				Financial Derivative Liabilities					(Received/Pledged)
	Forward				Forward
	Foreign				Foreign
	Currency	Options	Swap	Total	Currency	Options	Swap	Total	Net Value of			Net
Counterparty	Contracts	Purchased	Agreements	Assets	Contracts	Written	Agreements	Liabilities	Derivatives	Non-Cash	Cash	Amount

Bank of America, N.A.	$ 3,643,092	$ 1,376,828	$ 311,774	$ 5,331,694	$(6,111,821)	$(4,256,678)	$ (898,418)	$(11,266,917)	$(5,935,223)	$ –	$4,810,000	$(1,125,223)

Barclays Bank PLC	-	-	-	-	(1,806,705)	-	-	(1,806,705)	(1,806,705)	-	1,806,705	-

Citibank, N.A.	2,634,172	-	81,366	2,715,538	(766,292)	-	(76,262)	(842,554)	1,872,984	-	(880,000)	992,984

Goldman Sachs International	9,181,026	8,335,210	2,653,192	20,169,428	(4,565,957)	(10,072,517)	(3,319,019)	(17,957,493)	2,211,935	-	(2,211,935)	-

J.P. Morgan Chase Bank, N.A.	16,135,741	880,478	627,893	17,644,112	(5,361,912)	(6,924,114)	(93,890)	(12,379,916)	5,264,196	(5,264,196)	(7,772,471)	(7,772,471)

Merrill Lynch International	-	299,450	-	299,450	-	(237,850)	-	(237,850)	61,600	-	-	61,600

Morgan Stanley and Co. International PLC	6,945,706	9,924,253	-	16,869,959	(4,340,172)	(11,815,956)	-	(16,156,128)	713,831	-		713,831

Royal Bank of Canada	2,062,787	-	-	2,062,787	(1,248,148)	-	-	(1,248,148)	814,639	-	-	814,639

Standard Chartered Bank PLC	2,032,333	851,535	-	2,883,868	(1,836,069)	(851,026)	-	(2,687,095)	196,773	-	(196,773)	-

Toronto-Dominion Bank (The)	-	-	-	-	-	(6,690)	-	(6,690)	(6,690)	-	-	(6,690)

UBS AG	-	268,663	-	268,663	-	-	-	-	268,663	-	-	268,663

Total	$42,634,857	$21,936,417	$3,674,225	$68,245,499	$(26,037,076)	$(34,164,831)	$(4,387,589)	$(64,589,496)	$ 3,656,003	$(5,264,196)	$(4,444,474)	$(6,052,667)

46	Invesco Global Strategic Income Fund

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations

	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(28,863,570)	$-	$-	$(28,863,570)

Futures contracts	-	-	-	42,730,412	42,730,412

Options purchased(a)	-	(15,583,026)	(1,568,205)	35,510,232	18,359,001

Options written	-	36,915,589	785,475	738,094	38,439,158

Swap agreements	(3,543,355)	-	80,996	(107,928,083)	(111,390,442)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	2,634,851	-	-	2,634,851

Futures contracts	-	-	-	2,199,018	2,199,018

Options purchased(a)	-	2,965,867	-	2,236,309	5,202,176

Options written	(216,079)	930,296	-	(2,633,095)	(1,918,878)

Swap agreements	3,647,090	-	-	(17,355,563)	(13,708,473)

Total	$(112,344)	$(999,993)	$(701,734)	$(44,502,676)	$(46,316,747)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

    The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Index Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$4,820,901,541	$919,650,825	$102,564,000	$1,848,602,703	$1,836,117,886	$97,650,000	$2,301,780,637	$1,808,334,087	$9,093,643,740

Average contracts	-	-	252	-	-	252	-	-	-

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,394.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of October 31, 2021. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

Avianca Holdings S.A.	Term Loan A-1	$143,945	$(5,599)

47	Invesco Global Strategic Income Fund

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$30,559,392	$40,896,592

Return of capital	35,409,013	51,735,262

Total distributions	$65,968,405	$92,631,854

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

		2021

Net unrealized appreciation (depreciation) – investments		$(95,875,644)

Net unrealized appreciation (depreciation) – foreign currencies		(1,421,649)

Temporary book/tax differences		(540,903)

Capital loss carryforward		(806,805,152)

Shares of beneficial interest		3,233,927,066

Total net assets		$2,329,283,718

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond amortization, forward contracts, master fund investments and straddle losses.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$455,403,622	$351,401,530	$806,805,152

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $3,462,692,960 and $3,780,777,324, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$119,367,639

Aggregate unrealized (depreciation) of investments	(215,243,283)

Net unrealized appreciation (depreciation) of investments	$(95,875,644)

Cost of investments for tax purposes is $2,449,778,811.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, master fund reclass and return of capital, on October 31, 2021, undistributed net investment income was decreased by $38,899,543, undistributed net realized gain (loss) was increased by $70,424,706 and shares of beneficial interest was decreased by $31,525,163. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020

	Shares	Amount	Shares	Amount

Sold:
Class A	20,863,492	$77,179,461	29,832,443	$107,578,242

Class C	2,783,504	10,254,185	4,765,288	17,064,552

Class R	2,586,094	9,566,017	2,784,068	9,976,042

Class Y	9,009,632	33,154,213	39,906,017	140,851,296

Class R6	2,402,163	8,955,150	1,455,833	5,101,504

48	Invesco Global Strategic Income Fund

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:

Class A	12,530,450	$46,049,135	17,183,869	$60,767,093

Class C	435,507	1,597,225	1,166,147	4,127,050

Class R	473,313	1,740,994	685,844	2,429,219

Class Y	1,030,851	3,786,930	2,452,224	8,694,339

Class R6	160,580	587,476	224,553	799,363

Automatic conversion of Class C shares to Class A shares:

Class A	16,627,596	62,391,544	7,225,200	25,774,220

Class C	(16,673,698)	(62,391,544)	(7,245,597)	(25,774,220)

Reacquired:
Class A	(110,699,267)	(408,419,437)	(142,057,208)	(500,314,920)

Class C	(7,693,690)	(28,371,254)	(14,281,260)	(50,385,016)

Class R	(5,305,908)	(19,659,970)	(8,038,707)	(28,258,659)

Class Y	(22,140,461)	(81,689,605)	(75,626,117)	(261,080,317)

Class R6	(3,079,741)	(11,261,723)	(5,622,436)	(20,445,524)

Net increase (decrease) in share activity	(96,689,583)	$(356,531,203)	(145,189,839)	$(503,095,736)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

49	Invesco Global Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights

For each of the two years in the period ended October 31, 2021, the one month ended October 31, 2019, and the year ended September 30, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the two years in the period ended October 31, 2021, the one month ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through September 30, 2019 for Class R5.

The consolidated financial statements of Oppenheimer Global Strategic Income Fund (subsequently renamed Invesco Global Strategic Income Fund) as of and for the year ended September 30, 2018 and the consolidated financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated November 28, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

50	Invesco Global Strategic Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$975.60	$4.88	$1,020.27	$4.99	0.98%
Class C	1,000.00	974.40	8.71	1,016.38	8.89	1.75
Class R	1,000.00	974.30	6.17	1,018.95	6.31	1.24
Class Y	1,000.00	976.70	3.74	1,021.42	3.82	0.75
Class R5	1,000.00	977.50	2.99	1,022.18	3.06	0.60
Class R6	1,000.00	977.20	3.04	1,022.13	3.11	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

51	Invesco Global Strategic Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Strategic Income Fund’s (formerly, Invesco Oppenheimer Global Strategic Income Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s positioning in developed market high yield and emerging market foreign currencies negatively impacted Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and

52	Invesco Global Strategic Income Fund

that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

53	Invesco Global Strategic Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	21.55%
Corporate Dividends Received Deduction*	5.51%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	94.49%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

54	Invesco Global Strategic Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes–1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Global Strategic Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-GLSI-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Global Targeted Returns Fund

Nasdaq:

A: GLTAX ∎ C: GLTCX ∎ R: GLTRX ∎ Y: GLTYX ∎ R5: GLTFX ∎ R6: GLTSX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Consolidated Schedule of Investments
28	Consolidated Financial Statements
31	Consolidated Financial Highlights
32	Notes to Consolidated Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Fund Expenses
44	Approval of Investment Advisory and Sub-Advisory Contracts
46	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Global Targeted Returns Fund (the Fund), at net asset value (NAV), underperformed the FTSE US 3-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.55%
Class C Shares	-1.34
Class R Shares	-0.88
Class Y Shares	-0.33
Class R5 Shares	-0.33
Class R6 Shares	-0.22
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.05
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The Fund’s investment objective is to seek a positive total return over the long-term in all market environments. The Fund targets an annual gross return of 5% above three-month US Treasury bills and aims to achieve this with less than half the volatility of global equities (as represented by the MSCI World 100% Hedged to USD Index), over a rolling three-year period. The Fund seeks to achieve these targets through an unconstrained approach to generating investment ideas and through robust risk management. Ideas are generated from discussion around investment themes, fundamental economic analysis and valuation/ qualitative modeling and may result in investments across a wide array of asset classes, geographies, sectors and currencies. There is no guarantee that the Fund will achieve either a positive return or its target return and an investor may lose money by investing in the Fund. This can include investments in a wide range of asset types, including derivative instruments and physical securities.

The fiscal year began with optimism, with markets extending their gains following an impressive broad-based rally in the final stages of 2020. News around a positive global coronavirus (COVID-19) vaccine rollout pointing to a reopening that would drive growth higher alongside additional US fiscal stimulus, pent-up consumer demand and a further commitment from major developed market (DM) central banks to keep loose monetary policies to recover from the wrath of the pandemic were key reasons underpinning investors hope and optimism. Albeit not without bouts of volatility along the way, risk assets extended their positive performance in the first quarter of the fiscal year. Shifting market dynamics sustained the value versus growth theme that had started to unfold in the fourth quarter of 2020. Unsurprisingly, the quarter saw a material rise in bond yields globally, with 10-year US Treasuries being a prime example, rising from 0.9% to 1.75%. Rising bond yields and rallying commodities ultimately led to higher inflation expectations and a stronger US dollar. Against this backdrop, the Fund registered a period of neutral performance. While directional equity and credit strategies performed well, the gains were broadly offset by the underperformance of long duration, commodity and currency strategies, most notably long Japanese yen versus the US dollar and Euro.

Many of the themes that characterized markets in the first quarter of 2021 carried over in the second quarter of the year. As a result, risk assets continued to benefit against this backdrop, with global equities delivering their fifth consecutive quarter of gains. Government bond markets on the other hand experienced a mixed period, as initially rising inflation expectations led to a rise in yields, but this later reversed as investors drew comfort from reassuring words from various US Federal Reserve (the Fed) speakers, including Chairman Powell, who noted that the FOMC “will wait for actual evidence of actual inflation or other imbalances” before moving interest rates higher. At the sector level, this led to outperformance in growth stocks with areas like technology and health care outperforming traditional value sectors such as financials. Over the second quarter of 2022, the Fund delivered a positive performance. Long duration strategies performed strongly, recovering a portion of the losses accrued in the first quarter. Long directional equity and credit strategies also did well though their gains were offset by short inflation and idiosyncratic currency positions.

The third quarter of 2021 was a tale of two halves for equity markets. A more cautious pattern in July and August was followed by a more volatile September driven by deepening inflation concerns, due to base effects, supply chain issues and labor shortages alongside central bank signals that interest rate rises could be drawing closer. Against this backdrop, it was hardly surprising that financial markets generally struggled. Despite a more volatile environment, the Fund registered a positive quarter, with most strategies making positive advances. Equity relative value strategies with a cyclical/value bias performed strongly against a more reflationary backdrop as did our long US dollar positions. On the flip side, short inflation strategies proved to be the main detractor, negating a portion of the gains.

Global equities rebounded sharply in October 2021, boosted by strong earnings with many corporates across sectors and regions posting strong beats. Inflationary concerns and rate hike expectations, however, continued to exert pressure on government bonds. The Fund experienced negative performance in October. While equity strategies did well, long duration and short inflation positions more than offset the gains.

From an asset class perspective, equity strategies contributed the most over the second quarter of 2022, followed by directional exposures within credit. Inflation strategies on the other hand proved to be the main detractor, followed by interest rate, currency and commodity strategies.

From an investment idea perspective, equity strategies led the bulk of the gains, largely benefiting from the ongoing positive backdrop for risk assets. Within this space, our long Taiwan Carry, long Japanese and Australian equity strategies contributed the most. Albeit to a lesser degree, credit strategies also performed positively, benefiting from further narrowing in credit spreads. Our long US High Yield Credit and long Selective Credit ideas contributed to most of the upside.

In terms of detractors, inflation strategies, Short UK Inflation and Short US Real Yields (now closed), proved to be the biggest under-performers. These strategies were negatively impacted by investors shifting upwards their inflation expectations in large part driven by mechanical inflation re-base effects, material rebound in commodity prices and cyclical optimism due to ongoing reopening of economies. At the start of the fiscal year, the Commodity Carry position underperformed as commodity curves (mainly energy) went into backwardation. The Short European Insurers equity position (now closed) also detracted from overall performance, as did the Global FX Volatility position which came under pressure as volatility across markets continued to grind lower. Despite performance headwinds, the conviction is this Global FX Volatility idea remains as volatility levels are now very close to the all-time lows seen in 2007 and early 2020 before the pandemic hit.

Looking ahead, although we believe the economic recovery remains on track, headwinds such as higher energy costs, less supportive policy and a slowdown in China are

2	Invesco Global Targeted Returns Fund

intensifying. As a result, we may well be moving beyond the explosive stage of the recovery that we have seen in the last fiscal year. As economies continue to re-open, consumer demand is likely to shift between goods and services, thus changing the overall growth dynamic.

Central banks are set to face more difficult policy decisions in response to inflation. While we are of the opinion that some of these inflationary pressures are likely to ease as demand adjusts and supply chains are restored, the ongoing excessive stimulus once overall spare capacity is exhausted could cause inflation to prove to be stickier than originally anticipated. Globally we believe we are past peak monetary stimulus, with central banks likely to renege on previous commitments and bring forward interest rate hikes. While interest rates are likely to rise, high levels of debt will likely cap the extent of the moves.

Against a positive but more uncertain backdrop, market volatility across asset classes is likely to be expected. Slower and more uneven earnings growth, an uncertain policy reaction function and a changing investor base could underpin higher volatility within equity markets. Similarly, higher currency and interest volatility are probable as policy divergence among countries increases and markets increasingly challenge central banks.

Thematic market opportunities are likely to become of greater importance going forward. The US dollar for instance should benefit from US economic outperformance, marginal monetary policy divergence and growing risks to vulnerable areas from reduced global liquidity. In the equity space, opportunities are likely to be underpinned by structural, societal and environmental trends. We favor sectors with a reflationary bias such as banks and energy. Structural issues could resurface in emerging markets given a less favorable policy environment. We believe select opportunities in local market debt are emerging.

Our investment ideas make significant use of derivative instruments. Therefore, the performance of the Fund, both positive and negative, can be attributed largely to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We thank you for your investment in Invesco Global Targeted Returns Fund.

Portfolio manager(s):

Richard Batty

Sebastian Mackay

Gwilym Satchell

Georgina Taylor

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommend-

ations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Targeted Returns Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/19/13

1   Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Targeted Returns Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares

Inception (12/19/13)	-0.16%

5 Years	-1.58
1 Year	-6.00

Class C Shares
Inception (12/19/13)	-0.19%

5 Years	-1.20

1 Year	-2.33

Class R Shares
Inception (12/19/13)	0.30%

5 Years	-0.74

1 Year	-0.88

Class Y Shares
Inception (12/19/13)	0.81%

5 Years	-0.21

1 Year	-0.33

Class R5 Shares
Inception (12/19/13)	0.81%

5 Years	-0.21

1 Year	-0.33

Class R6 Shares
Inception (12/19/13)	0.83%

5 Years	-0.17

1 Year	-0.22

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Targeted Returns Fund

Supplemental Information

Invesco Global Targeted Returns Fund’s investment objective is to seek a positive total return over the long term in all market environments.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Targeted Returns Fund

Fund Information

Portfolio Composition

By asset type

	Risk Allocation(1)	Notional Value as % of Total Net Assets(2)	Value as % of Total Net Assets(3)
Commodity	0.40%	5.34%	-0.01%
Credit	7.72	3.14	19.58
Currency	22.60	373.50	1.00
Equity	44.64	206.89	19.58
Inflation	9.03	180.56	-3.13
Interest Rate	12.57	215.47	16.94
Volatility(4)	3.04	1.01	-0.23
Money Market Funds Plus Other Assets Less Liabilities	–	–	46.27

(1) The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.

(2) The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the U.S. dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of October 31, 2021.

(3) The percentages in this column were calculated by adding the market value of purchased options, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of affiliated money market funds held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of October 31, 2021.

(4) Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of October 31, 2021.

7	Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

October 31, 2021

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–21.83%(a)
Belgium–0.49%
Solvay Finance SACA, 5.87%(b)(c)(d)	EUR	100,000	$128,793

France–1.55%
Burger King France S.A.S, 5.25% (3 mo. EURIBOR + 5.25%), 05/01/2023(b)(e)	EUR	100,000	115,600
Electricite de France S.A., 5.88%(b)(c)(d)	GBP	100,000	152,093
La Financiere Atalian S.A.S.U., 6.63%, 05/15/2025(b)	GBP	100,000	136,633
			404,326

Italy–0.27%
Italy Buoni Poliennali Del Tesoro, 1.45%, 03/01/2036(b)	EUR	60,000	69,399

Luxembourg–0.00%
Helix Holdco S.A., 9.75% PIK Rate, 0.25% Cash Rate, , 04/19/2026(f)	EUR	15,898	1,170

Mexico–10.35%
Mexican Bonos,
Series M, 7.75%, 05/29/2031	MXN	24,300,000	1,199,585
Series M 20, 7.50%, 06/03/2027	MXN	500,000	24,407
Series M 20, 8.50%, 05/31/2029	MXN	28,590,000	1,472,823
			2,696,815

Portugal–0.15%
Portugal Obrigacoes do Tesouro OT, 2.88%, 10/15/2025(b)	EUR	30,000	39,002

Russia–0.10%
Russian Federal Bond - OFZ, Series 6225, 7.25%, 05/10/2034	RUB	2,000,000	26,601

South Africa–3.80%
Republic of South Africa Government Bond,
Series 2030, 8.00%, 01/31/2030	ZAR	8,393,000	499,129
Series 2032, 8.25%, 03/31/2032	ZAR	7,919,000	454,923
Series 2048, 8.75%, 02/28/2048	ZAR	650,000	34,940
			988,992

Spain–1.03%
Banco de Sabadell S.A., 5.63%, 05/06/2026(b)	EUR	100,000	134,798

	Principal Amount		Value
Spain–(continued)
Codere Finance 2 (Luxembourg) S.A.,
10.75%, 09/30/2023(b)	EUR	15,000	$18,399
10.75%, 09/30/2023(b)	EUR	9,000	11,249
10.75%, 09/30/2023(b)	EUR	10,000	12,485
10.75%, 09/30/2023	EUR	14,000	15,698
6.25% PIK Rate, 4.5% Cash Rate, 11/01/2023(b)(f)	EUR	103,125	75,229
			267,858

United Kingdom–4.09%
Barclays PLC, 7.88%(b)(c)(d)	GBP	200,000	287,909
Modulaire Global Finance PLC, 6.50%, 02/15/2023(b)	EUR	100,000	117,580
Nationwide Building Society, Series CCDS, 10.25%(b)(d)	GBP	38,000	101,402
Next Group PLC, 3.63%, 05/18/2028(b)	GBP	100,000	148,702
Rl Finance Bonds No. 3 PLC, 6.13%, 11/13/2028(b)	GBP	100,000	166,022
Tesco Property Finance 2 PLC, 6.05%, 10/13/2039(b)	GBP	39,686	70,858
United Kingdom Gilt Inflation-Linked, 0.13%, 03/22/2026(b)	GBP	23,803	38,042
Wheel Bidco Ltd., 6.75%, 07/15/2026(b)	GBP	100,000	134,198
			1,064,713
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $5,757,600)			5,687,669

		Shares
Common Stocks & Other Equity Interests–16.96%
Australia–0.75%
Alumina Ltd.		19,730	29,403
AMP Ltd.(g)		13,988	11,317
BHP Group PLC		386	10,254
Glencore PLC		7,327	36,731
Newcrest Mining Ltd.		1,660	30,966
Origin Energy Ltd.		3,716	14,203
QBE Insurance Group Ltd.		3,559	31,476
Woodside Petroleum Ltd.		1,776	30,847
			195,197

Brazil–0.07%
Wheaton Precious Metals Corp.		167	6,748
Yara International ASA		207	10,815
			17,563

Canada–0.14%
Agnico Eagle Mines Ltd.		104	5,517
Barrick Gold Corp.		1,089	20,005
Barrick Gold Corp.		100	1,835
Constellation Software, Inc.		2	3,515
Dollarama, Inc.		134	6,057
			36,929

China–2.17%
Alibaba Group Holding Ltd.(g)		2,780	57,516
Alibaba Group Holding Ltd., ADR(g)		138	22,762

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Global Targeted Returns Fund

	Shares	Value
China–(continued)
Autohome, Inc., ADR	676	$26,601
BeiGene Ltd., ADR(g)	34	12,162
China Mobile Ltd.	1,500	9,311
China Overseas Land & Investment Ltd.	13,500	29,737
COSCO SHIPPING Ports Ltd.	12,000	9,985
Dongfeng Motor Group Co. Ltd., H Shares	22,000	20,572
Gree Electric Appliances, Inc. of Zhuhai, A Shares	3,100	17,708
JD.com, Inc., ADR(g)	454	35,539
Ming Yang Smart Energy Group Ltd., A Shares	9,656	46,692
NetEase, Inc., ADR	456	44,501
Ping An Insurance (Group) Co. of China Ltd., H Shares	4,500	32,405
Prosus N.V.	323	28,616
Suofeiya Home Collection Co. Ltd., A Shares	7,800	20,719
Tencent Holdings Ltd.	300	18,626
Tencent Holdings Ltd., ADR	1,319	80,182
Tingyi Cayman Islands Holding Corp.	18,000	33,636
Wuxi Biologics Cayman, Inc.(b)(g)	1,000	15,273
Youdao, Inc., ADR(g)	216	2,652
		565,195

Denmark–0.18%
Carlsberg A/S, Class B	47	7,768
Novo Nordisk A/S, Class B	217	23,868
Vestas Wind Systems A/S	350	15,165
		46,801

Finland–0.14%
Metso Outotec OYJ	538	5,412
Nordea Bank Abp	209	2,563
Stora Enso OYJ, Class R	657	10,953
UPM-Kymmene OYJ	484	17,106
		36,034

France–1.05%
Arkema S.A.	38	5,201
Atos SE	111	5,778
AXA S.A.	515	14,991
BNP Paribas S.A.	185	12,411
Capgemini SE	75	17,486
Carrefour S.A.	766	13,874
Cie de Saint-Gobain	196	13,523
Electricite de France S.A.	293	4,324
ENGIE S.A.	684	9,733
Hermes International	15	23,824
L’Oreal S.A.	3	1,372
Orange S.A.	517	5,642
Publicis Groupe S.A.	158	10,605
Sanofi	359	35,936
TotalEnergies SE	1,523	76,361
Veolia Environnement S.A.	412	13,453
Verallia S.A.(b)	274	10,134
		274,648

Germany–0.37%
Daimler AG	145	14,372
Deutsche Post AG	269	16,629
Deutsche Telekom AG	801	14,893
HelloFresh SE(g)	60	4,856

	Shares	Value
Germany–(continued)
Infineon Technologies AG	395	$18,463
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Class R	44	13,033
Siemens Energy AG(g)	148	4,247
Volkswagen AG, Preference Shares	14	3,137
Zalando SE(b)(g)	61	5,753
		95,383

Hong Kong–0.39%
AIA Group Ltd.	2,800	31,642
CK Asset Holdings Ltd.	5,000	30,915
CK Hutchison Holdings Ltd.	4,000	26,950
Link REIT	500	4,447
Pacific Basin Shipping Ltd.	16,000	7,440
		101,394

India–0.62%
Housing Development Finance Corp. Ltd.	984	37,477
ICICI Bank Ltd., ADR	1,682	35,574
Kotak Mahindra Bank Ltd.	93	2,518
Larsen & Toubro Ltd.	1,518	35,911
Mahindra & Mahindra Ltd.	2,539	30,072
Shriram Transport Finance Co. Ltd.	1,028	19,738
		161,290

Indonesia–0.19%
PT Astra International Tbk	79,900	34,033
PT Telkom Indonesia (Persero) Tbk	55,000	14,745
		48,778

Ireland–0.10%
CRH PLC	463	22,275
Ryanair Holdings PLC, ADR(g)	40	4,541
		26,816

Israel–0.06%
Nice Ltd., ADR(g)	54	15,283

Italy–0.11%
Enel S.p.A.	806	6,751
Intesa Sanpaolo S.p.A.	2,166	6,170
Telecom Italia S.p.A.	22,568	8,052
UniCredit S.p.A.	609	8,054
		29,027

Japan–0.01%
Sony Group Corp., ADR	36	4,168

Luxembourg–0.04%
ArcelorMittal S.A.	347	11,710
Helix Holdco S.A.(h)	500	0
		11,710

Netherlands–0.19%
Adyen N.V.(b)(g)	5	15,103
BE Semiconductor Industries N.V.	123	11,281
ING Groep N.V.	832	12,630
SBM Offshore N.V.	632	9,993
		49,007

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Global Targeted Returns Fund

	Shares	Value
Portugal–0.04%
EDP - Energias de Portugal S.A.	1,895	$10,713

Russia–0.01%
Sberbank of Russia PJSC, ADR	88	1,765

Singapore–0.21%
ComfortDelGro Corp. Ltd.	10,500	12,143
United Overseas Bank Ltd.	2,100	41,712
		53,855

South Africa–0.13%
Anglo American PLC	886	33,562

South Korea–0.74%
Hyundai Motor Co., Second Pfd.	274	23,019
KB Financial Group, Inc.	360	17,347
LG Corp.	314	24,573
POSCO	27	6,826
Samsung Electronics Co. Ltd.	1,242	74,411
Samsung Electronics Co. Ltd., Preference Shares	61	3,348
Samsung Fire & Marine Insurance Co. Ltd.	222	43,919
		193,443

Spain–0.28%
Amadeus IT Group S.A.(g)	193	12,933
Banco Bilbao Vizcaya Argentaria S.A.	1,810	12,699
CaixaBank S.A.	3,653	10,515
Cellnex Telecom S.A.(b)	221	13,593
Corp ACCIONA Energias Renovables S.A.(g)	200	6,991
Industria de Diseno Textil S.A.	230	8,316
Repsol S.A.	585	7,460
		72,507

Sweden–0.12%
Biotage AB	130	4,208
Lundin Energy AB	155	6,112
Sandvik AB	492	12,491
SSAB AB, Class A(g)	182	1,037
SSAB AB, Class B(g)	1,618	8,074
		31,922

Switzerland–0.45%
Lonza Group AG	16	13,141
Nestle S.A.	103	13,605
Novartis AG	212	17,544
Roche Holding AG	105	40,678
Swatch Group AG (The), BR	23	6,321
Tecan Group AG, Class R	27	16,527
Zurich Insurance Group AG	19	8,437
		116,253

Taiwan–0.92%
Asustek Computer, Inc.	3,000	38,184
Hon Hai Precision Industry Co. Ltd.	6,400	24,765
MediaTek, Inc.	1,000	33,059
Sea Ltd., ADR(g)	23	7,902
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	961	109,266
Uni-President Enterprises Corp.	11,000	26,417
		239,593

	Shares	Value
Thailand–0.16%
Kasikornbank PCL, NVDR	10,000	$42,649

United Kingdom–4.48%
3i Group PLC	624	11,673
Ashtead Group PLC	313	26,292
AstraZeneca PLC	561	69,998
Aviva PLC	3,635	19,658
Babcock International Group PLC(g)	2,669	11,668
BAE Systems PLC	5,261	39,668
Balfour Beatty PLC	852	2,964
Barclays PLC	26,878	74,158
Barratt Developments PLC	3,098	28,156
Berkeley Group Holdings PLC	138	8,233
BP PLC	14,833	71,189
British American Tobacco PLC	776	26,988
Bunzl PLC	651	24,088
Burberry Group PLC	227	6,011
Centrica PLC(g)	24,063	19,895
Compass Group PLC(g)	701	14,890
Croda International PLC	84	10,887
Diageo PLC	96	4,779
easyJet PLC(g)	1,317	11,259
Experian PLC	440	20,126
Farfetch Ltd., Class A(g)	151	5,921
GlaxoSmithKline PLC	583	12,113
Hays PLC	4,244	9,615
Hiscox Ltd.	1,094	12,479
HSBC Holdings PLC	3,565	21,481
J Sainsbury PLC	5,075	20,808
JD Sports Fashion PLC	1,866	27,862
Legal & General Group PLC	4,531	17,929
Marks & Spencer Group PLC(g)	8,232	20,713
Melrose Industries PLC	3,091	6,656
National Grid PLC	4,244	54,289
NatWest Group PLC	3,794	11,447
Next PLC	391	42,680
Pennon Group PLC	253	4,038
Phoenix Group Holdings PLC	1,562	14,059
RELX PLC	1,437	44,471
RELX PLC	151	4,688
Rolls-Royce Holdings PLC(g)	2,931	5,296
Royal Dutch Shell PLC, Class B	2,234	51,229
Severn Trent PLC	275	10,309
Shaftesbury PLC	351	3,003
Smith & Nephew PLC	1,228	21,126
SSE PLC	2,698	60,718
Standard Chartered PLC	3,750	25,419
Tesco PLC	9,811	36,281
Travis Perkins PLC	487	10,294
Ultra Electronics Holdings PLC	207	9,198
Unilever PLC	147	7,867
United Utilities Group PLC	1,268	18,040
Vodafone Group PLC	32,403	47,822
Whitbread PLC(g)	563	25,244
Wickes Group PLC	700	2,055
		1,167,730

United States–2.84%
ABIOMED, Inc.(g)	19	6,309

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Global Targeted Returns Fund

	Shares	Value
United States–(continued)
Accenture PLC, Class A	21	$7,535
Alphabet, Inc., Class A(g)	9	26,648
Alphabet, Inc., Class C(g)	9	26,689
Amazon.com, Inc.(g)	10	33,724
American Express Co.	69	11,991
American Tower Corp.	37	10,433
Amphenol Corp., Class A	75	5,758
Apple, Inc.	29	4,344
Berkshire Hathaway, Inc., Class B(g)	17	4,879
CME Group, Inc., Class A	16	3,529
Coca-Cola Co. (The)	271	15,276
Copart, Inc.(g)	19	2,950
Costco Wholesale Corp.	4	1,966
Crowdstrike Holdings, Inc., Class A(g)	111	31,280
Danaher Corp.	22	6,859
Edwards Lifesciences Corp.(g)	57	6,830
Equifax, Inc.	23	6,381
Ferguson PLC	132	19,879
Home Depot, Inc. (The)	31	11,524
Illumina, Inc.(g)	63	26,149
Installed Building Products, Inc.	80	10,164
Intercontinental Exchange, Inc.	85	11,769
JPMorgan Chase & Co.	128	21,746
KKR & Co., Inc., Class A	73	5,816
Markel Corp.(g)	2	2,626
Mastercard, Inc., Class A	97	32,545
Meta Platforms, Inc., Class A(g)	180	58,243
Microsoft Corp.	100	33,162
Moody’s Corp.	5	2,021
Newmont Corp.	291	15,714
NIKE, Inc., Class B	33	5,521
NVIDIA Corp.	14	3,579
Okta, Inc.(g)	29	7,168
Old Dominion Freight Line, Inc.	17	5,803
PayPal Holdings, Inc.(g)	72	16,746
PepsiCo, Inc.	45	7,272
Progressive Corp. (The)	202	19,166
salesforce.com, inc.(g)	101	30,269
ServiceNow, Inc.(g)	24	16,746
Sims Ltd.	1,153	12,492
Stellantis N.V.	752	15,011
Stryker Corp.	43	11,441
Texas Instruments, Inc.	73	13,686
Thermo Fisher Scientific, Inc.	49	31,020
TJX Cos., Inc. (The)	134	8,776
Twilio, Inc., Class A(g)	112	32,632
Twist Bioscience Corp.(g)	62	7,366
Uber Technologies, Inc.(g)	227	9,947
Union Pacific Corp.	65	15,691
Valaris Ltd.(g)	116	4,085
		739,156
Total Common Stocks & Other Equity Interests (Cost $2,967,352)		4,418,371

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–12.71%
Argentina–0.12%
Argentine Republic Government International Bond,
1.00%, 07/09/2029	$4,402	$1,607
1.13%, 07/09/2035(i)	97,000	30,047
		31,654

Brazil–0.73%
MARB BondCo PLC, 3.95%, 01/29/2031(b)	200,000	190,491

Canada–0.06%
Baytex Energy Corp., 8.75%, 04/01/2027(b)	5,000	5,346
Precision Drilling Corp., 6.88%, 01/15/2029(b)	9,000	9,309
		14,655

France–0.87%
Altice France S.A., 5.50%, 10/15/2029(b)	10,000	9,815
Societe Generale S.A., 7.38%(b)(c)(d)	200,000	215,389
		225,204

United Kingdom–0.13%
Barclays Bank PLC, 0.44%(d)	20,000	19,256
Vodafone Group PLC, 4.13%, 06/04/2081(c)	14,000	13,935
		33,191

United States–10.80%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	39,000	41,943
Akumin, Inc., 7.00%, 11/01/2025(b)	12,000	11,479
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	7,000	7,271
3.75%, 01/30/2031(b)	21,000	20,213
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(b)	41,000	43,060
5.75%, 04/20/2029(b)	7,000	7,543
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(b)	18,000	18,270
Audacy Capital Corp., 6.75%, 03/31/2029(b)	22,000	21,841
Bath & Body Works, Inc., 6.88%, 11/01/2035	13,000	15,811
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	16,000	17,020
Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	16,000	16,316
5.75%, 08/15/2027(b)	7,000	7,338
Boeing Co. (The), 5.15%, 05/01/2030	100,000	116,722
Brink’s Co. (The),
5.50%, 07/15/2025(b)	12,000	12,592
4.63%, 10/15/2027(b)	12,000	12,397
Bristow Group, Inc., 6.88%, 03/01/2028(b)	21,000	21,814
Callon Petroleum Co., 8.00%, 08/01/2028(b)	24,000	24,220

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Calpine Corp., 3.75%, 03/01/2031(b)	$16,000	$15,380
Camelot Finance S.A., 4.50%, 11/01/2026(b)	24,000	24,960
Carnival Corp., 10.50%, 02/01/2026(b)	15,000	17,449
Carriage Services, Inc., 4.25%, 05/15/2029(b)	22,000	22,066
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 05/01/2027(b)	100,000	103,750
4.75%, 03/01/2030(b)	7,000	7,236
4.50%, 08/15/2030(b)	22,000	22,421
4.50%, 05/01/2032	28,000	28,168
Centene Corp.,
4.63%, 12/15/2029	7,000	7,560
3.00%, 10/15/2030	11,000	11,195
Civitas Resources, Inc., 5.00%, 10/15/2026(b)	15,000	15,172
Clarios Global L.P., 6.75%, 05/15/2025(b)	5,000	5,274
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	16,000	17,016
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	15,000	14,954
Clearway Energy Operating LLC,
4.75%, 03/15/2028(b)	20,000	21,185
3.75%, 02/15/2031(b)	13,000	12,887
CNX Midstream Partners L.P., 4.75%, 04/15/2030(b)	10,000	10,025
Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	14,000	14,788
6.13%, 04/01/2030(b)	15,000	14,766
CSC Holdings LLC, 6.75%, 11/15/2021	42,000	42,105
CTR Partnership L.P./ CareTrust Capital Corp., 3.88%, 06/30/2028(b)	16,000	16,261
DaVita, Inc.,
4.63%, 06/01/2030(b)	13,000	13,081
3.75%, 02/15/2031(b)	16,000	15,180
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	15,000	15,731
Dell International LLC/EMC Corp., 8.10%, 07/15/2036	100,000	151,678
Delta Air Lines, Inc., 7.00%, 05/01/2025(b)	13,000	15,174
DigitalBridge Group, Inc., Conv., 5.00%, 04/15/2023	8,000	8,271
DISH DBS Corp., 7.38%, 07/01/2028	3,000	3,158
DISH Network Corp., Conv., 3.38%, 08/15/2026	21,000	21,448
Diversified Healthcare Trust,
4.75%, 05/01/2024	6,000	6,195
4.38%, 03/01/2031	22,000	21,288
Dun & Bradstreet Corp. (The),
6.88%, 08/15/2026(b)	7,000	7,306
10.25%, 02/15/2027(b)	6,000	6,446
Encompass Health Corp., 4.50%, 02/01/2028	14,000	14,271
Energizer Holdings, Inc., 4.75%, 06/15/2028(b)	8,000	8,000

	Principal Amount	Value
United States–(continued)
EnerSys, 5.00%, 04/30/2023(b)	$27,000	$28,077
EnPro Industries, Inc., 5.75%, 10/15/2026	20,000	20,950
Everi Holdings, Inc., 5.00%, 07/15/2029(b)	16,000	16,400
Ford Motor Co.,
8.50%, 04/21/2023	82,000	90,015
9.00%, 04/22/2025	15,000	18,056
9.63%, 04/22/2030	12,000	17,303
4.75%, 01/15/2043	9,000	9,843
Gap, Inc. (The), 3.63%, 10/01/2029(b)	4,000	3,925
Gartner, Inc.,
4.50%, 07/01/2028(b)	16,000	16,679
3.63%, 06/15/2029(b)	8,000	8,050
Genesis Energy L.P./Genesis Energy Finance Corp.,
5.63%, 06/15/2024	5,000	4,988
6.25%, 05/15/2026	12,000	11,630
8.00%, 01/15/2027	8,000	8,050
7.75%, 02/01/2028	10,000	9,895
Global Medical Response, Inc., 6.50%, 10/01/2025(b)	12,000	11,920
Gray Escrow II, Inc., 5.38%, 11/15/2031(b)	8,000	8,090
Gray Television, Inc., 7.00%, 05/15/2027(b)	15,000	16,069
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	24,000	24,035
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	12,000	12,435
Hanesbrands, Inc., 5.38%, 05/15/2025(b)	48,000	49,980
HCA, Inc.,
5.88%, 02/15/2026	10,000	11,400
5.38%, 09/01/2026	12,000	13,681
5.88%, 02/01/2029	5,000	5,957
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	9,000	9,249
5.75%, 02/01/2029(b)	6,000	6,098
IRB Holding Corp.,
7.00%, 06/15/2025(b)	4,000	4,230
6.75%, 02/15/2026(b)	22,000	22,522
iStar, Inc.,
4.75%, 10/01/2024	19,000	20,097
5.50%, 02/15/2026	5,000	5,200
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	14,000	14,735
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/2029(b)	13,000	14,398
Lamar Media Corp., 3.63%, 01/15/2031	15,000	14,728
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	15,000	15,421
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	28,000	26,495
Lithia Motors, Inc., 3.88%, 06/01/2029(b)	15,000	15,563
Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	13,000	14,369

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)	$11,000	$11,737
4.50%, 12/15/2034	7,000	6,858
Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp., 4.88%, 05/01/2029(b)	15,000	15,152
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	26,000	26,845
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/2029(b)	14,000	13,948
Mueller Water Products, Inc., 4.00%, 06/15/2029(b)	15,000	15,262
Navient Corp.,
7.25%, 09/25/2023	14,000	15,260
5.00%, 03/15/2027	10,000	10,211
NCL Corp. Ltd., 12.25%, 05/15/2024(b)	22,000	25,979
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	15,000	15,206
NFP Corp.,
6.88%, 08/15/2028(b)	18,000	18,315
4.88%, 08/15/2028(b)	7,000	7,114
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	13,000	13,202
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	11,000	9,420
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	19,000	19,979
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	18,000	20,704
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	14,000	15,073
Oasis Midstream Partners L.P./OMP Finance Corp., 8.00%, 04/01/2029(b)	30,000	32,625
Occidental Petroleum Corp.,
8.50%, 07/15/2027	1,000	1,246
6.13%, 01/01/2031	19,000	22,776
6.20%, 03/15/2040	10,000	12,130
4.10%, 02/15/2047	15,000	14,646
OneMain Finance Corp.,
3.88%, 09/15/2028	8,000	7,810
5.38%, 11/15/2029	16,000	17,100
Papa John’s International, Inc., 3.88%, 09/15/2029(b)	25,000	24,469
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	18,000	18,186
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	20,000	19,350
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	28,000	28,910
Rockcliff Energy II LLC, 5.50%, 10/15/2029(b)	12,000	12,327
Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	18,000	19,192
6.88%, 04/15/2040(b)	12,000	13,609
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	2,000	2,040
SBA Communications Corp., 3.88%, 02/15/2027	24,000	24,781

	Principal Amount	Value
United States–(continued)
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	$43,000	$44,935
Scientific Games International, Inc.,
8.63%, 07/01/2025(b)	10,000	10,805
8.25%, 03/15/2026(b)	17,000	18,041
Scripps Escrow II, Inc.,
3.88%, 01/15/2029(b)	17,000	16,936
5.38%, 01/15/2031(b)	8,000	7,840
Sensata Technologies B.V., 4.88%, 10/15/2023(b)	14,000	14,844
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(b)	13,000	13,146
Sirius XM Radio, Inc.,
3.13%, 09/01/2026(b)	12,000	12,030
4.00%, 07/15/2028(b)	12,000	12,101
SM Energy Co.,
5.00%, 01/15/2024	13,000	12,954
6.75%, 09/15/2026	5,000	5,131
6.63%, 01/15/2027	9,000	9,304
Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	18,000	18,075
Standard Industries, Inc., 5.00%, 02/15/2027(b)	14,000	14,385
Station Casinos LLC, 4.50%, 02/15/2028(b)	15,000	15,131
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	16,000	15,900
Sysco Corp., 5.65%, 04/01/2025	10,000	11,384
Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	27,000	25,833
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(b)	12,000	12,059
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(b)	24,000	25,339
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	15,000	15,061
United Airlines, Inc., 4.38%, 04/15/2026(b)	16,000	16,572
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	18,000	18,720
Valaris Ltd.,
12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(f)	5,000	5,213
Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(f)	13,000	13,554
Verizon Communications, Inc., 2.36%, 03/15/2032(b)	35,000	34,507
Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	6,000	6,189
5.00%, 07/31/2027(b)	10,000	10,263
4.38%, 05/01/2029(b)	15,000	14,869
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	33,000	32,714
Weatherford International Ltd., 6.50%, 09/15/2028(b)	10,000	10,575
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)	16,000	16,060

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Yum! Brands, Inc., 7.75%, 04/01/2025(b)	$4,000	$4,259
		2,814,419
Total U.S. Dollar Denominated Bonds & Notes (Cost $3,113,328)		3,309,614

U.S. Treasury Securities–0.60%
U.S. Treasury Inflation – Indexed Bonds–0.20%
0.75%, 07/15/2028(j)	45,274	52,662

U.S. Treasury Notes–0.40%
2.75%, 07/31/2023	52,235	52,036
1.63%, 05/15/2026	52,484	51,096
		103,132
Total U.S. Treasury Securities (Cost $149,993)		155,794

	Shares
Money Market Funds–40.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(k)(l)	1,830,367	1,830,367

	Shares	Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(k)(l)	1,399,293	$1,399,713
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.01%(k)(l)	5,129,560	5,129,560
Invesco Treasury Portfolio, Institutional Class, 0.01%(k)(l)	2,091,848	2,091,848
Total Money Market Funds (Cost $10,451,505)		10,451,488

Options Purchased–1.50%
(Cost $289,855)(m)		390,597
TOTAL INVESTMENTS IN SECURITIES–93.72% (Cost $22,729,633)		24,413,533
OTHER ASSETS LESS LIABILITIES–6.28%		1,636,869
NET ASSETS–100.00%		$26,050,402

Investment Abbreviations:

ADR	– American Depositary Receipt
BR	– Bearer Shares
Conv.	– Convertible
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
MXN	– Mexican Peso
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
RUB	– Russian Ruble
ZAR	– South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $4,325,701, which represented 16.61% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Non-income producing security.
(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	Step coupon bond. Rate shown is the rate in effect on October 31, 2021.
(j)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,847,029	$13,363,941	$(14,380,603)	$-	$-	$1,830,367	$640
Invesco Liquid Assets Portfolio, Institutional Class	2,125,627	9,545,094	(10,270,877)	(553)	422	1,399,713	473
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	6,509,172	6,247,844	(7,627,456)	-	-	5,129,560	1,859
Invesco Treasury Portfolio, Institutional Class	3,253,747	15,273,075	(16,434,974)	-	-	2,091,848	290
Total	$14,735,575	$44,429,954	$(48,713,910)	$(553)	$422	$10,451,488	$3,262

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Global Targeted Returns Fund

(l)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(m)	The table below details options purchased.

Open Over-The-Counter Index Options Purchased

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value

Equity Risk

EURO STOXX 50 Index	Call	J.P. Morgan Chase Bank, N.A.	12/17/2021	28	EUR	4,300.00	EUR	1,204,000	$19,131

EURO STOXX 50 Index	Call	Morgan Stanley and Co. International PLC	11/19/2021	28	EUR	4,300.00	EUR	1,204,000	9,273

EURO STOXX 50 Index	Call	UBS AG	03/18/2022	248	EUR	4,325.00	EUR	10,726,000	337,332

Subtotal – Index Call Options Purchased				304					365,736

Equity Risk

S&P 500 Index	Put	Citibank, N.A.	12/17/2021	4	USD	4,025.00	USD	1,610,000	5,974

Total Index Options Purchased				308					$371,710

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

USD versus CAD	Call	Goldman Sachs International	01/21/2022	CAD	1.33	USD	600,000	$337

Currency Risk

GBP versus USD	Put	J.P. Morgan Chase Bank, N.A.	10/28/2022	USD	1.32	GBP	769,533	18,550

Total Foreign Currency Options Purchased								$18,887

Open Over-The-Counter Index Options Written

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value

Equity Risk

EURO STOXX 50 Index	Call	UBS AG	03/18/2022	124	EUR	4,150.00	EUR	5,146,000	$(321,089)

EURO STOXX Banks Index	Call	J.P. Morgan Chase Bank, N.A.	12/17/2021	207	EUR	112.00	EUR	1,159,200	(8,940)

Subtotal– Index Call Options Written				331					(330,029)

Equity Risk

EURO STOXX 50 Index	Put	Morgan Stanley and Co. International PLC	11/19/2021	28	EUR	4,025.00	EUR	1,127,000	(5,112)

EURO STOXX 50 Index	Put	UBS AG	03/18/2022	62	EUR	3,750.00	EUR	2,325,000	(48,345)

S&P 500 Index	Put	Citibank, N.A.	12/17/2021	4	USD	3,400.00	USD	1,360,000	(1,291)

S&P 500 Index	Put	Citibank, N.A.	12/17/2021	4	USD	3,800.00	USD	1,520,000	(3,294)

Subtotal– Index Put Options Written				98					(58,042)

Total Index Options Written				429					$(388,071)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Written

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

GBP versus USD	Call	J.P. Morgan Chase Bank, N.A.	10/28/2022	USD	1.40	GBP	769,533	$(22,821)

Currency Risk

USD versus CAD	Put	Goldman Sachs International	01/21/2022	CAD	1.20	USD	600,000	(1,543)

Total – Foreign Currency Options Written								$(24,364)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Global Targeted Returns Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	6	December-2021	$1,379,100	$48,636	$48,636
EURO STOXX Banks Index	313	December-2021	1,845,322	113,867	113,867
FTSE UK Mid Cap Tradable Plus Index	4	December-2021	278,514	(10,750)	(10,750)
Subtotal				151,753	151,753
Interest Rate Risk
Euro-Bobl	5	December-2021	773,133	(11,103)	(11,103)
Euro-Bund	33	December-2021	6,413,441	(168,128)	(168,128)
U.S. Treasury Ultra Bonds	15	December-2021	2,946,094	70,983	70,983
Subtotal				(108,248)	(108,248)
Subtotal–Long Futures Contracts				43,505	43,505

Short Futures Contracts
Equity Risk
E-Mini Russell 2000 Index	19	December-2021	(2,180,535)	(68,471)	(68,471)
EURO STOXX 50 Index	61	December-2021	(2,987,763)	(74,705)	(74,705)
EURO STOXX 600 Index	104	December-2021	(2,851,112)	(67,581)	(67,581)
FTSE 100 Index	4	December-2021	(395,456)	(10,523)	(10,523)
FTSE EPRA Nareit Global Real Estate Index	2	December-2021	(56,239)	72	72
MSCI AC Asia ex Japan Index	23	December-2021	(1,432,716)	56,207	56,207
MSCI World Index	12	December-2021	(1,146,360)	(15,898)	(15,898)
Subtotal				(180,899)	(180,899)
Interest Rate Risk
Euro-OAT	31	December-2021	(5,877,104)	169,530	169,530
Long Gilt	3	December-2021	(512,878)	5,557	5,557
U.S. Treasury 10 Year Notes	5	December-2021	(653,516)	14,544	14,544
Subtotal				189,631	189,631
Subtotal–Short Futures Contracts				8,732	8,732
Total Futures Contracts				$52,237	$52,237
(a)	Futures contracts collateralized by $753,078 cash held with Merrill Lynch International, the futures commission merchant.

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit iTraxx Europe Crossover Index, Series 36, Version 1	Buy	(5.00)%	Quarterly	12/20/2026	2.616%	EUR 28,000	$(3,890)	$(3,618)	$272
Credit Risk
Markit iTraxx Europe Crossover Index, Series 36, Version 1	Sell	5.00	Quarterly	12/20/2026	2.616	EUR 384,000	54,493	49,622	(4,871)
Markit CDX North America High Yield Index, Series 37, Version 1	Sell	5.00	Quarterly	12/20/2026	3.047	USD 342,000	31,148	30,352	(796)
Subtotal - Depreciation							85,641	79,974	(5,667)
Total Centrally Cleared Credit Default Swap Agreements							$81,751	$76,356	$(5,395)

(a)	Centrally cleared swap agreements collateralized by $488,834 cash held with Credit Suisse.
(b)

Implied credit spreads represent the current level, as of October 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	6 Month EUR LIBOR	Semi-Annually	(0.38)%	Annually	12/18/2040	EUR	129,375	$–	$2,873	$2,873
Receive	6 Month EUR LIBOR	Semi-Annually	(0.37)	Annually	12/18/2040	EUR	129,375	–	3,025	3,025
Receive	3 Month USD LIBOR	Quarterly	(0.85)	Semi-Anually	08/20/2026	USD	188,000	–	3,177	3,177
Receive	6 Month EUR LIBOR	Semi-Annually	(0.35)	Annually	03/19/2041	EUR	134,320	–	3,320	3,320
Receive	6 Month EUR LIBOR	Semi-Annually	(0.33)	Annually	12/18/2040	EUR	129,375	–	3,475	3,475
Pay	6 Month EUR LIBOR	Semi-Annually	0.67	Annually	03/19/2041	EUR	294,000	–	3,479	3,479
Pay	6 Month EUR LIBOR	Semi-Annually	0.71	Annually	12/18/2040	EUR	283,345	–	4,385	4,385
Pay	6 Month EUR LIBOR	Semi-Annually	0.72	Annually	12/18/2040	EUR	283,346	–	4,576	4,576
Pay	6 Month EUR LIBOR	Semi-Annually	0.87	Annually	12/18/2040	EUR	187,000	–	6,164	6,164
Receive	6 Month EUR LIBOR	Semi-Annually	(0.35)	Annually	12/18/2040	EUR	258,750	–	6,467	6,467
Pay	6 Month EUR LIBOR	Semi-Annually	0.78	Annually	12/18/2040	EUR	283,346	–	6,595	6,595
Pay	6 Month EUR LIBOR	Semi-Annually	0.91	Annually	03/19/2041	EUR	174,500	–	6,770	6,770
Pay	6 Month EUR LIBOR	Semi-Annually	0.92	Annually	03/19/2041	EUR	174,500	–	6,907	6,907
Receive	6 Month EUR LIBOR	Semi-Annually	(0.33)	Annually	03/19/2041	EUR	268,680	–	7,169	7,169
Pay	6 Month EUR LIBOR	Semi-Annually	0.82	Annually	12/18/2040	EUR	283,345	–	7,692	7,692
Receive	6 Month EUR LIBOR	Semi-Annually	(0.37)	Annually	09/19/2040	EUR	322,428	–	7,811	7,811
Receive	6 Month EUR LIBOR	Semi-Annually	(0.36)	Annually	09/19/2040	EUR	322,429	–	8,083	8,083
Pay	6 Month EUR LIBOR	Semi-Annually	0.83	Annually	12/18/2040	EUR	283,345	–	8,264	8,264
Receive	6 Month EUR LIBOR	Semi-Annually	(0.35)	Annually	09/19/2040	EUR	322,428	–	8,445	8,445
Receive	6 Month EUR LIBOR	Semi-Annually	(0.33)	Annually	09/19/2040	EUR	322,429	–	9,007	9,007
Receive	6 Month EUR LIBOR	Semi-Annually	(0.36)	Annually	12/18/2040	EUR	388,125	–	9,273	9,273
Receive	6 Month EUR LIBOR	Semi-Annually	(0.29)	Annually	12/18/2040	EUR	374,500	–	11,765	11,765
Receive	6 Month EUR LIBOR	Semi-Annually	(0.34)	Annually	12/18/2040	EUR	517,500	–	13,557	13,557
Pay	6 Month EUR LIBOR	Semi-Annually	0.80	Annually	12/18/2040	EUR	566,690	–	14,128	14,128
Receive	SONIA	Annually	(0.91)	Annually	10/02/2026	GBP	2,090,400	–	14,258	14,258
Pay	6 Month EUR LIBOR	Semi-Annually	0.79	Annually	06/18/2041	EUR	601,000	–	15,631	15,631
Pay	6 Month EUR LIBOR	Semi-Annually	0.79	Annually	12/18/2040	EUR	850,035	–	20,724	20,724
Pay	6 Month EUR LIBOR	Semi-Annually	0.81	Annually	12/18/2040	EUR	850,035	–	22,250	22,250
Receive	6 Month EUR LIBOR	Semi-Annually	(0.32)	Annually	12/18/2040	EUR	776,272	–	22,335	22,335
Pay	6 Month EUR LIBOR	Semi-Annually	0.84	Annually	12/18/2040	EUR	850,035	–	25,382	25,382
Receive	6 Month EUR LIBOR	Semi-Annually	(0.34)	Annually	09/19/2040	EUR	967,286	–	26,024	26,024
Receive	6 Month EUR LIBOR	Semi-Annually	(0.30)	Annually	12/18/2040	EUR	905,750	–	27,824	27,824
Receive	6 Month EUR LIBOR	Semi-Annually	(0.31)	Annually	12/18/2040	EUR	1,035,068	–	30,309	30,309
Pay	6 Month EUR LIBOR	Semi-Annually	0.85	Annually	12/18/2040	EUR	1,133,380	–	34,934	34,934
Receive	SONIA	Annually	(0.90)	Annually	10/02/2026	GBP	8,361,600	–	59,131	59,131
Receive	6 Month EUR LIBOR	Semi-Annually	0.29	Annually	06/16/2026	EUR	3,728,000	–	61,889	61,889
Subtotal – Appreciation								–	527,098	527,098
Interest Rate Risk
Pay	3 Month USD LIBOR	Quarterly	0.55	Semi-Annually	03/17/2026	USD	2,807,000	–	(74,343)	(74,343)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.79)	Annually	03/19/2041	EUR	325,000	–	(8,007)	(8,007)
Pay	3 Month USD LIBOR	Quarterly	0.94	Semi-Annually	06/24/2026	USD	161,000	–	(1,854)	(1,854)
Pay	6 Month EUR LIBOR	Semi-Annually	(0.17)	Annually	09/30/2026	EUR	140,000	–	(1,619)	(1,619)
Subtotal – Depreciation								–	(85,823)	(85,823)
Total Centrally Cleared Interest Rate Swap Agreements								$–	$441,275	$441,275

(a)	Centrally cleared swap agreements collateralized by $488,834 cash held with Credit Suisse.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Global Targeted Returns Fund

Open Centrally Cleared Inflation Rate Swap Agreements(a)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	United Kingdom RPI	At Maturity	(3.63)%	At Maturity	04/15/2028	GBP	538,000	$–	$64,217	$64,217
Receive	United Kingdom RPI	At Maturity	(3.71)	At Maturity	07/15/2028	GBP	591,000	–	57,569	57,569
Receive	United Kingdom RPI	At Maturity	(3.87)	At Maturity	08/15/2028	GBP	386,000	–	27,822	27,822
Receive	United Kingdom RPI	At Maturity	(3.99)	At Maturity	09/15/2028	GBP	525,000	–	27,779	27,779
Receive	United States CPI Urban Consumers NSA	At Maturity	(2.70)	At Maturity	07/15/2026	USD	660,000	–	23,050	23,050
Receive	United States CPI Urban Consumers NSA	At Maturity	(2.66)	At Maturity	08/09/2026	USD	757,000	954	23,927	22,973
Receive	United States CPI Urban Consumers NSA	At Maturity	(2.70)	At Maturity	09/09/2026	USD	712,000	–	15,932	15,932
Receive	United Kingdom RPI	At Maturity	(4.29)	At Maturity	09/15/2028	GBP	644,000	–	12,537	12,537
Receive	United States CPI Urban Consumers NSA	At Maturity	(2.75)	At Maturity	09/30/2026	USD	715,000	–	12,118	12,118
Receive	United States CPI Urban Consumers NSA	At Maturity	(2.94)	At Maturity	10/22/2026	USD	350,810	–	2,256	2,256
Receive	United States CPI Urban Consumers NSA	At Maturity	(2.97)	At Maturity	10/22/2026	USD	350,810	–	1,853	1,853
Receive	United States CPI Urban Consumers NSA	At Maturity	(2.98)	At Maturity	10/22/2026	USD	350,810	–	1,496	1,496
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.04)	At Maturity	10/25/2026	USD	730,855	–	1,054	1,054
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.02)	At Maturity	10/25/2026	USD	367,883	–	876	876
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.03)	At Maturity	10/25/2026	USD	367,883	–	738	738
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.04)	At Maturity	10/25/2026	USD	367,883	–	481	481
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.04)	At Maturity	10/25/2026	USD	367,883	–	481	481
Subtotal – Appreciation								954	274,186	273,232
Interest Rate Risk
Pay	United States CPI Urban Consumers NSA	At Maturity	2.79	At Maturity	08/02/2026	USD	6,101,000	–	(161,785)	(161,785)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.87	At Maturity	08/02/2025	USD	9,439,000	–	(228,169)	(228,169)
Pay	United Kingdom RPI	At Maturity	3.86	At Maturity	07/15/2027	GBP	3,980,000	(4,736)	(306,370)	(301,634)
Pay	United Kingdom RPI	At Maturity	3.86	At Maturity	07/15/2028	GBP	6,627,500	(9,542)	(533,724)	(524,182)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.10)	At Maturity	10/25/2026	USD	367,883	–	(743)	(743)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.10)	At Maturity	10/25/2026	USD	567,143	–	(1,161)	(1,161)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.14)	At Maturity	10/27/2026	USD	367,883	–	(1,534)	(1,534)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.13)	At Maturity	11/01/2026	USD	464,023	–	(1,646)	(1,646)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.15)	At Maturity	11/01/2026	USD	367,883	–	(1,671)	(1,671)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.15)	At Maturity	11/01/2026	USD	367,883	–	(1,721)	(1,721)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.16)	At Maturity	10/29/2026	USD	367,883	–	(1,829)	(1,829)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.16)	At Maturity	10/29/2026	USD	367,883	–	(1,829)	(1,829)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.16)	At Maturity	10/28/2026	USD	367,883	–	(1,844)	(1,844)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Global Targeted Returns Fund

Open Centrally Cleared Inflation Rate Swap Agreements(a) –(continued)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.16)%	At Maturity	11/01/2026	USD	367,883	$–	$(1,899)	$(1,899)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.16)	At Maturity	10/29/2026	USD	367,883	–	(1,918)	(1,918)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.14)	At Maturity	11/01/2026	USD	464,123	–	(1,971)	(1,971)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.17)	At Maturity	10/29/2026	USD	367,883	–	(2,027)	(2,027)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.17)	At Maturity	10/28/2026	USD	367,883	–	(2,097)	(2,097)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.17)	At Maturity	10/28/2026	USD	367,883	–	(2,122)	(2,122)
Receive	United States CPI Urban Consumers NSA	At Maturity	(3.12)	At Maturity	10/26/2026	USD	1,297,998	–	(3,624)	(3,624)
Subtotal – Depreciation								(14,278)	(1,259,684)	(1,245,406)
Total – Centrally Cleared Inflation Swap Agreements								$(13,324)	$(985,498)	$(972,174)

(a)	Centrally cleared swap agreements collateralized by $488,834 cash held with Credit Suisse.

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Equity Risk
Goldman Sachs International	S&P 500 Index	Pay	29.20%	At Maturity	12/17/2021	USD	1,282	$14,728
Goldman Sachs International	S&P 500 Index	Pay	29.86	At Maturity	12/17/2021	USD	338	3,864
Merrill Lynch International	S&P 500 Index	Pay	29.50	At Maturity	12/17/2021	USD	1,282	14,963
Merrill Lynch International	S&P 500 Index	Pay	29.25	At Maturity	12/17/2021	USD	1,282	14,766
Merrill Lynch International	S&P 500 Index	Pay	29.00	At Maturity	12/17/2021	USD	1,282	14,572
Merrill Lynch International	S&P 500 Index	Pay	29.00	At Maturity	12/15/2023	USD	7,520	35,696
Merrill Lynch International	S&P 500 Index	Pay	29.00	At Maturity	12/15/2023	USD	5,241	25,010
Societe Generale	S&P 500 Index	Pay	30.50	At Maturity	12/17/2021	USD	686	8,108
Societe Generale	S&P 500 Index	Pay	30.60	At Maturity	12/17/2021	USD	569	6,832
Societe Generale	S&P 500 Index	Pay	32.85	At Maturity	12/17/2021	USD	338	4,423
Societe Generale	S&P 500 Index	Pay	31.00	At Maturity	12/17/2021	USD	338	3,996
Societe Generale	S&P 500 Index	Pay	24.00	At Maturity	06/17/2022	USD	2,753	7,832
Societe Generale	S&P 500 Index	Pay	25.90	At Maturity	12/16/2022	USD	1,666	4,020
Subtotal – Appreciation								158,810
Equity Risk
Credit Suisse International	S&P 500 Index	Receive	27.55	At Maturity	12/15/2023	USD	1,245	(1,781)
Goldman Sachs International	Russell 2000 Index	Receive	33.00	At Maturity	12/17/2021	USD	1,282	(11,799)
Goldman Sachs International	Russell 2000 Index	Receive	33.56	At Maturity	12/17/2021	USD	333	(3,083)
Merrill Lynch International	Russell 2000 Index	Receive	32.25	At Maturity	12/17/2021	USD	1,282	(11,106)
Merrill Lynch International	Russell 2000 Index	Receive	32.90	At Maturity	12/17/2021	USD	1,282	(11,707)
Merrill Lynch International	Russell 2000 Index	Receive	33.25	At Maturity	12/17/2021	USD	1,282	(12,033)
Merrill Lynch International	S&P 500 Index	Receive	25.90	At Maturity	12/15/2023	USD	675	(507)
Societe Generale	Russell 2000 Index	Receive	33.60	At Maturity	12/17/2021	USD	588	(5,570)
Societe Generale	Russell 2000 Index	Receive	34.25	At Maturity	12/17/2021	USD	586	(5,704)
Societe Generale	Russell 2000 Index	Receive	35.35	At Maturity	12/17/2021	USD	333	(3,482)
Societe Generale	Russell 2000 Index	Receive	37.25	At Maturity	12/17/2021	USD	333	(3,940)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Societe Generale	Russell 2000 Index	Receive	28.95%	At Maturity	06/17/2022	USD	2,753	$(7,600)
Societe Generale	Russell 2000 Index	Receive	30.90	At Maturity	12/16/2022	USD	1,666	(4,538)
Subtotal – Depreciation								(82,850)
Total – Variance Swap Agreements								$75,960

Open Over-The-Counter Volatility Swap Agreements
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Currency Risk
BNP Paribas S.A.	EUR/USD	Pay	6.70%	At Maturity	12/14/2022	EUR	2,778	$750
BNP Paribas S.A.	EUR/USD	Pay	7.63	At Maturity	12/14/2022	EUR	4,334	8,519
BNP Paribas S.A.	USD/JPY	Pay	7.65	At Maturity	01/10/2024	USD	4,832	1,295
J.P. Morgan Chase Bank, N.A.	EUR/USD	Receive	5.98	At Maturity	12/14/2022	EUR	3,746	2,445
J.P. Morgan Chase Bank, N.A.	EUR/USD	Receive	6.31	At Maturity	12/14/2022	EUR	8,559	2,436
Morgan Stanley and Co. International PLC	EUR/USD	Pay	9.40	At Maturity	12/14/2022	EUR	4,645	17,819
Morgan Stanley and Co. International PLC	EUR/USD	Receive	6.50	At Maturity	12/14/2022	EUR	4,280	350
Morgan Stanley and Co. International PLC	USD/JPY	Pay	7.60	At Maturity	01/23/2023	USD	2,808	3,301
Subtotal – Appreciation								36,915
Currency Risk
Barclays Bank PLC	EUR/USD	Receive	6.58	At Maturity	11/16/2021	EUR	1,851	(2,860)
Barclays Bank PLC	EUR/USD	Receive	6.68	At Maturity	11/16/2021	EUR	1,851	(3,049)
Barclays Bank PLC	EUR/USD	Receive	6.68	At Maturity	11/16/2021	EUR	1,851	(3,074)
Barclays Bank PLC	EUR/USD	Receive	6.45	At Maturity	12/14/2022	EUR	7,698	(111)
BNP Paribas S.A.	EUR/USD	Receive	6.75	At Maturity	12/14/2022	EUR	7,965	(2,811)
BNP Paribas S.A.	EUR/USD	Receive	7.85	At Maturity	11/13/2023	EUR	8,119	(16,224)
BNP Paribas S.A.	USD/JPY	Receive	7.25	At Maturity	01/23/2023	USD	6,316	(755)
BNP Paribas S.A.	USD/JPY	Receive	7.33	At Maturity	01/23/2023	USD	6,316	(977)
BNP Paribas S.A.	USD/JPY	Receive	7.33	At Maturity	01/23/2023	USD	6,669	(1,082)
BNP Paribas S.A.	USD/JPY	Receive	7.40	At Maturity	01/23/2023	USD	6,316	(1,557)
BNP Paribas S.A.	USD/JPY	Receive	7.80	At Maturity	11/13/2023	USD	1,505	(1,537)
BNP Paribas S.A.	USD/JPY	Receive	7.85	At Maturity	11/13/2023	USD	1,505	(1,599)
BNP Paribas S.A.	USD/JPY	Receive	7.95	At Maturity	01/10/2024	USD	1,567	(1,625)
BNP Paribas S.A.	USD/JPY	Receive	7.95	At Maturity	01/10/2024	USD	1,567	(1,625)
BNP Paribas S.A.	USD/JPY	Receive	7.95	At Maturity	01/10/2024	USD	3,134	(3,250)
Citibank, N.A.	EUR/USD	Receive	7.50	At Maturity	11/13/2023	EUR	8,118	(12,905)
Goldman Sachs International	EUR/USD	Receive	7.18	At Maturity	11/05/2021	EUR	2,303	(5,124)
Goldman Sachs International	USD/JPY	Receive	7.60	At Maturity	11/13/2023	USD	1,148	(979)
Goldman Sachs International	USD/JPY	Receive	7.68	At Maturity	11/13/2023	USD	1,148	(1,060)
Goldman Sachs International	USD/JPY	Receive	7.73	At Maturity	11/13/2023	USD	1,466	(1,401)
Goldman Sachs International	USD/JPY	Receive	7.80	At Maturity	11/13/2023	USD	1,466	(1,518)
Goldman Sachs International	USD/JPY	Receive	7.85	At Maturity	11/13/2023	USD	1,466	(1,592)
Goldman Sachs International	USD/JPY	Receive	7.90	At Maturity	11/13/2023	USD	1,505	(1,686)
Goldman Sachs International	USD/JPY	Receive	7.85	At Maturity	01/10/2024	USD	3,103	(2,827)
Goldman Sachs International	USD/JPY	Receive	7.95	At Maturity	01/10/2024	USD	3,103	(3,176)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	8.74	At Maturity	01/23/2023	USD	3,734	(8,804)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	8.93	At Maturity	01/23/2023	USD	3,734	(9,480)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	9.00	At Maturity	01/23/2023	USD	3,734	(9,609)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	9.10	At Maturity	01/23/2023	USD	3,734	(10,049)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	9.14	At Maturity	01/23/2023	USD	3,734	(10,172)
Morgan Stanley and Co. International PLC	EUR/USD	Pay	6.23	At Maturity	11/13/2023	EUR	3,764	(1,060)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Morgan Stanley and Co. International PLC	EUR/USD	Receive	6.70%	At Maturity	11/16/2021	EUR	1,851	$ (3,106)
Morgan Stanley and Co. International PLC	EUR/USD	Receive	7.00	At Maturity	12/14/2022	EUR	23,893	(15,098)
Morgan Stanley and Co. International PLC	USD/JPY	Receive	8.00	At Maturity	01/23/2023	USD	3,160	(4,977)
Morgan Stanley and Co. International PLC	USD/JPY	Receive	7.80	At Maturity	11/13/2023	USD	1,148	(1,199)
Morgan Stanley and Co. International PLC	USD/JPY	Receive	7.80	At Maturity	11/13/2023	USD	1,148	(1,202)
Societe Generale	EUR/USD	Receive	6.50	At Maturity	11/01/2021	EUR	8,340	(586)
Societe Generale	EUR/USD	Receive	6.80	At Maturity	11/01/2021	EUR	4,673	(1,886)
Standard Chartered Bank PLC	USD/JPY	Receive	7.53	At Maturity	01/10/2024	USD	6,917	(3,859)
UBS AG	USD/JPY	Receive	7.08	At Maturity	11/16/2021	USD	2,188	(4,040)
UBS AG	USD/JPY	Receive	7.23	At Maturity	11/16/2021	USD	2,189	(4,431)
UBS AG	USD/JPY	Receive	7.30	At Maturity	11/16/2021	USD	2,188	(4,533)
UBS AG	USD/JPY	Receive	7.33	At Maturity	11/16/2021	USD	2,188	(4,609)
Subtotal – Depreciation								(173,104)
Total – Volatility Swap Agreements								$(136,189)

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity(b)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Citibank, N.A.	Receive	Citi Commodities Daily Risk-Adjusted F6F0 Market Neutral Carry Index	0.40%	Monthly	7,221	September–2022	USD 1,390,079	$–	$(2,166)	$(2,166)

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Equity Risk
BNP Paribas S.A.	Receive	FTSE Taiwan RIC Capped Price Index	3 Month USD LIBOR + 0.030%	Quarterly	226	November–2021	USD	626,248	$ –	$25,653	$25,653
BNP Paribas S.A.	Receive	FTSE Taiwan RIC Capped Price Index	3 Month USD LIBOR + 0.050%	Quarterly	140	November–2021	USD	387,941	–	15,891	15,891
Goldman Sachs International	Receive	China Securities Index 500 Net Total Return Index	3 Month USD LIBOR - 10.250%	Quarterly	21	December–2021	USD	214,818	17	73	56
Goldman Sachs International	Receive	FTSE EPRA Nareit Developed Europe Index	3 Month EURIBOR - 0.150%	Quarterly	97	July–2022	EUR	292,050	–	15,231	15,231
Goldman Sachs International	Receive	Solactive European Oil Majors NTR Index	3 Month EURIBOR - 0.140%	Quarterly	4,747	May–2022	EUR	454,193	–	82,258	82,258
Goldman Sachs International	Receive	Solactive European Oil Majors NTR Index	3 Month EURIBOR - 0.140%	Quarterly	3,920	May–2022	EUR	375,066	–	67,928	67,928
Goldman Sachs International	Receive	Solactive European Oil Majors NTR Index	3 Month EURIBOR - 0.140%	Quarterly	1,325	May–2022	EUR	126,776	–	22,960	22,960
Goldman Sachs International	Receive	Solactive European Oil Majors NTR Index	3 Month EURIBOR - 0.140%	Quarterly	4,338	May–2022	EUR	466,832	–	15,323	15,323

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(a) —(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Goldman Sachs International	Receive	Solactive European Oil Majors NTR Index	3 Month EURIBOR - 0.140%	Quarterly	753	May–2022	EUR	72,047	$ –	$13,048	$13,048
Goldman Sachs International	Receive	Solactive European Oil Majors NTR Index	3 Month EURIBOR - 0.140%	Quarterly	680	May–2022	EUR	65,062	–	11,783	11,783
Goldman Sachs International	Receive	Solactive European Oil Majors NTR Index	3 Month EURIBOR - 0.140%	Quarterly	152	May–2022	EUR	14,543	–	2,634	2,634
J.P. Morgan Chase Bank, N.A.	Receive	China Securities Index 500 Net Total Return Index	3 Month USD LIBOR - 10.500%	Quarterly	34	January–2022	USD	350,868	–	69	69
J.P. Morgan Chase Bank, N.A.	Receive	China Securities Index 500 Net Total Return Index	3 Month USD LIBOR - 10.750%	Quarterly	25	January–2022	USD	257,310	–	51	51
J.P. Morgan Chase Bank, N.A.	Receive	FTSE Taiwan RIC Capped Price Index	3 Month USD LIBOR + 0.040%	Quarterly	235	November–2021	USD	677,824	–	26,675	26,675
Merrill Lynch International	Receive	FTSE EPRA Nareit Developed Europe Index	3 Month EURIBOR - 0.150%	Quarterly	60	July–2022	EUR	180,649	–	9,421	9,421
Merrill Lynch International	Receive	FTSE EPRA Nareit Developed Europe Index	3 Month EURIBOR - 0.200%	Quarterly	129	July–2022	EUR	388,396	–	20,256	20,256
Societe Generale	Receive	SG Strong Balance Sheet 250 C Index	3 Month USD LIBOR + 0.49%	Quarterly	583	October–2022	USD	566,620	–	21,357	21,357
Societe Generale	Receive	SG Strong Balance Sheet 250 C Index	3 Month USD LIBOR + 0.49%	Quarterly	583	October–2022	USD	570,263	–	17,714	17,714
Societe Generale	Receive	SG Strong Balance Sheet 250 C Index	3 Month USD LIBOR + 0.49%	Quarterly	407	October–2022	USD	394,684	–	15,790	15,790
Societe Generale	Receive	SG Strong Balance Sheet 250 C Index	3 Month USD LIBOR + 0.49%	Quarterly	581	October–2022	USD	575,789	–	10,171	10,171
Total - Total Return Swap Agreements									$17	$394,286	$394,269
(a) The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Global Targeted Returns Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage

Citi Commodities Daily Risk-Adjusted F6F0 Market Neutral Carry Index

Long Futures Contracts
Aluminum	1.07%
Brent Crude	6.62
Cocoa	2.22
Coffee ’C’	8.32
Copper	3.47
Corn	1.73
Cotton No. 2	6.21
Feeder Cattle	0.76
Gas Oil	3.20
Gold	6.49
Heating Oil	7.57
KC HRW Wheat	2.08
Lead	0.78
Lean Hogs	4.65
Live Cattle	3.80
Natural Gas	2.81
Nickel	0.51
RBOB Gasoline	2.00
Silver	8.36
Soybean Meal	3.50
Soybean Oil	2.42
Soybeans	4.18
Sugar No. 11	0.80
Wheat	0.45
WTI Crude	14.37
Zinc	1.63
Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Global Targeted Returns Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage

Short Futures Contracts
Aluminum	(0.95)%
Brent Crude	(6.32)
Cocoa	(1.87)
Coffee ‘C’	(8.13)
Copper	(3.34)
Corn	(1.58)
Cotton No. 2	(5.90)
Feeder Cattle	(0.60)
Gas Oil	(2.88)
Gold	(6.46)
Heating Oil	(7.26)
KC HRW Wheat	(1.85)
Lead	(0.75)
Lean Hogs	(3.29)
Live Cattle	(3.58)
Natural Gas	(1.97)
Nickel	(0.50)
RBOB Gasoline	(1.74)
Silver	(8.32)
Soybean Meal	(3.00)
Soybean Oil	(2.14)
Soybeans	(3.78)
Sugar No. 11	(0.68)
Wheat	(0.41)
WTI Crude	(21.22)
Zinc	(1.48)
Total	100.00%

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
11/12/2021	Barclays Bank PLC	EUR	50,845	GBP	43,333	$516
11/12/2021	Barclays Bank PLC	EUR	104,796	SEK	1,050,000	1,105
11/12/2021	Barclays Bank PLC	GBP	5,000	EUR	5,930	13
11/12/2021	Barclays Bank PLC	GBP	326,333	USD	450,465	3,858
12/10/2021	Barclays Bank PLC	EUR	844,895	NOK	8,697,000	51,664
12/10/2021	Barclays Bank PLC	GBP	326,333	USD	450,415	3,767
01/12/2022	Barclays Bank PLC	GBP	326,333	USD	450,477	3,733
11/12/2021	BNP Paribas S.A.	EUR	44,817	GBP	38,333	643
11/29/2021	BNP Paribas S.A.	GBP	2,000	USD	2,757	20
12/10/2021	BNP Paribas S.A.	EUR	79,205	CHF	86,000	2,389
12/10/2021	BNP Paribas S.A.	EUR	522,667	USD	621,499	16,775
01/12/2022	BNP Paribas S.A.	HUF	417,123,102	EUR	1,156,628	3,257
01/12/2022	BNP Paribas S.A.	USD	327,739	HKD	2,550,000	61
12/10/2021	Citibank, N.A.	EUR	284,333	USD	332,306	3,333
12/10/2021	Citibank, N.A.	MXN	520,000	USD	25,744	632
12/10/2021	Citibank, N.A.	USD	441,976	CNY	2,864,887	3,637
01/12/2022	Citibank, N.A.	EUR	284,334	USD	332,898	3,589
01/12/2022	Citibank, N.A.	USD	563,432	HKD	4,384,000	127

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
02/10/2022	Citibank, N.A.	EUR	284,333	USD	331,825	$2,319
11/12/2021	Deutsche Bank AG	EUR	28,459	CHF	30,500	415
01/12/2022	Deutsche Bank AG	BRL	2,550,138	USD	454,773	9,808
01/12/2022	Deutsche Bank AG	EUR	680,937	NOK	6,795,000	15,179
01/12/2022	Deutsche Bank AG	USD	75,319	KRW	89,789,000	1,008
11/12/2021	Goldman Sachs International	EUR	541,667	USD	644,912	18,623
12/10/2021	Goldman Sachs International	BRL	3,352,093	USD	641,072	51,630
12/10/2021	Goldman Sachs International	EUR	114,308	GBP	98,333	2,333
12/10/2021	Goldman Sachs International	EUR	320,000	USD	380,155	9,917
12/10/2021	Goldman Sachs International	GBP	310,000	USD	426,954	2,662
12/10/2021	Goldman Sachs International	HUF	174,884,042	EUR	499,969	17,546
12/10/2021	Goldman Sachs International	TWD	8,254,653	USD	297,411	265
01/12/2022	Goldman Sachs International	CNY	3,047,500	USD	473,295	590
01/12/2022	Goldman Sachs International	EUR	360,667	USD	417,904	188
01/12/2022	Goldman Sachs International	USD	357,456	MXN	7,473,682	1,595
01/12/2022	Goldman Sachs International	USD	78,230	TWD	2,175,667	253
01/14/2022	Goldman Sachs International	USD	27,151	GBP	20,000	228
11/12/2021	J.P. Morgan Chase Bank, N.A.	EUR	689,336	NOK	7,203,000	55,571
11/12/2021	J.P. Morgan Chase Bank, N.A.	EUR	320,000	USD	375,793	5,801
11/12/2021	J.P. Morgan Chase Bank, N.A.	GBP	340,000	USD	471,398	6,086
11/12/2021	J.P. Morgan Chase Bank, N.A.	HUF	599,582,979	EUR	1,683,754	21,230
11/12/2021	J.P. Morgan Chase Bank, N.A.	KRW	1,284,291,000	USD	1,117,173	24,130
11/12/2021	J.P. Morgan Chase Bank, N.A.	USD	477,491	AUD	655,333	15,505
11/12/2021	J.P. Morgan Chase Bank, N.A.	USD	595,799	KRW	701,375,000	1,132
12/10/2021	J.P. Morgan Chase Bank, N.A.	CNY	511,000	USD	79,697	215
12/10/2021	J.P. Morgan Chase Bank, N.A.	KRW	1,221,099,000	USD	1,054,909	16,347
12/10/2021	J.P. Morgan Chase Bank, N.A.	ZAR	609,968	USD	42,076	2,330
01/12/2022	J.P. Morgan Chase Bank, N.A.	HKD	12,316,990	USD	1,589,114	5,777
11/12/2021	Morgan Stanley and Co. International PLC	BRL	3,008,826	USD	577,576	45,427
11/12/2021	Morgan Stanley and Co. International PLC	EUR	44,685	CHF	48,000	773
11/12/2021	Morgan Stanley and Co. International PLC	EUR	1,277,031	HUF	461,105,478	4,310
11/12/2021	Morgan Stanley and Co. International PLC	NOK	1,355,000	EUR	139,456	855
01/12/2022	Morgan Stanley and Co. International PLC	CNY	3,047,500	USD	473,538	833
11/17/2021	Natwest Group PLC	JPY	1,200,000	USD	10,563	33
01/14/2022	Natwest Group PLC	EUR	210,000	USD	244,075	848
11/12/2021	Standard Chartered Bank PLC	USD	88,848	TWD	2,485,600	489
01/12/2022	Standard Chartered Bank PLC	HKD	14,793,630	USD	1,908,518	6,810
11/29/2021	State Street Bank & Trust Co.	CAD	26,014	USD	21,065	45
11/29/2021	State Street Bank & Trust Co.	CNY	1,264,820	USD	197,346	428
11/29/2021	State Street Bank & Trust Co.	DKK	309,936	USD	48,462	271
11/29/2021	State Street Bank & Trust Co.	EUR	1,205,596	USD	1,402,477	8,076
11/29/2021	State Street Bank & Trust Co.	GBP	1,135,350	USD	1,563,554	9,744
11/29/2021	State Street Bank & Trust Co.	HKD	2,843,645	USD	365,723	212
11/29/2021	State Street Bank & Trust Co.	IDR	780,531,000	USD	55,017	301
11/29/2021	State Street Bank & Trust Co.	MXN	57,356,604	USD	2,814,730	40,072
11/29/2021	State Street Bank & Trust Co.	NOK	89,541	USD	10,653	56
11/29/2021	State Street Bank & Trust Co.	SGD	83,474	USD	62,052	158
11/29/2021	State Street Bank & Trust Co.	USD	112,746	AUD	150,499	479
11/29/2021	State Street Bank & Trust Co.	USD	4,761	CHF	4,361	6
11/29/2021	State Street Bank & Trust Co.	USD	2,904	THB	97,000	18

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/29/2021	State Street Bank & Trust Co.	ZAR	15,165,221	USD	1,036,145	$46,574
01/12/2022	UBS AG	HKD	6,164,379	USD	795,294	2,869
Subtotal–Appreciation						557,489

Currency Risk
11/12/2021	Barclays Bank PLC	CHF	4,000	EUR	3,743	(42)
11/12/2021	Barclays Bank PLC	GBP	68,000	EUR	79,625	(998)
11/12/2021	Barclays Bank PLC	SEK	5,454,334	EUR	534,350	(17,332)
11/29/2021	Barclays Bank PLC	USD	9,436	INR	709,000	(8)
11/29/2021	Barclays Bank PLC	USD	234	SEK	2,000	(2)
11/29/2021	Barclays Bank PLC	USD	4,099	THB	136,000	(1)
12/10/2021	Barclays Bank PLC	CNY	14,942,818	USD	2,300,683	(23,564)
12/10/2021	Barclays Bank PLC	EUR	924,809	JPY	120,809,667	(9,647)
12/10/2021	Barclays Bank PLC	EUR	971,553	PLN	4,391,632	(24,224)
12/10/2021	Barclays Bank PLC	USD	53,703	INR	3,961,000	(1,106)
01/12/2022	Barclays Bank PLC	SEK	8,561,333	EUR	842,020	(22,870)
11/12/2021	BNP Paribas S.A.	USD	81,454	EUR	70,000	(518)
11/29/2021	BNP Paribas S.A.	USD	22,145	EUR	19,000	(169)
11/12/2021	Citibank, N.A.	AUD	655,333	USD	485,148	(7,849)
11/12/2021	Citibank, N.A.	JPY	42,913,967	EUR	324,798	(1,214)
12/10/2021	Citibank, N.A.	CHF	1,609,750	JPY	200,017,334	(4,975)
12/10/2021	Citibank, N.A.	JPY	120,809,666	EUR	912,782	(4,269)
01/12/2022	Citibank, N.A.	JPY	191,107,566	EUR	1,441,539	(8,761)
02/10/2022	Citibank, N.A.	CHF	806,008	JPY	100,008,666	(4,410)
12/10/2021	Deutsche Bank AG	USD	89,144	TWD	2,445,667	(1,106)
01/12/2022	Deutsche Bank AG	EUR	1,483,179	JPY	191,107,566	(39,443)
01/12/2022	Deutsche Bank AG	EUR	882,484	PLN	4,033,836	(12,646)
01/12/2022	Deutsche Bank AG	KRW	766,333,000	USD	642,832	(8,601)
11/12/2021	Goldman Sachs International	EUR	1,504,751	PLN	6,862,117	(20,130)
11/12/2021	Goldman Sachs International	TWD	141,903,267	USD	5,084,153	(16,062)
11/17/2021	Goldman Sachs International	USD	63,801	JPY	7,000,000	(2,378)
11/17/2021	Goldman Sachs International	USD	22,874	TRY	200,000	(2,228)
12/10/2021	Goldman Sachs International	SEK	8,949,333	EUR	878,794	(25,785)
12/10/2021	Goldman Sachs International	USD	629,533	MXN	12,677,538	(17,302)
11/12/2021	J.P. Morgan Chase Bank, N.A.	KRW	10,094,000	USD	8,577	(14)
11/12/2021	J.P. Morgan Chase Bank, N.A.	USD	46,364	KRW	53,300,000	(1,001)
12/10/2021	J.P. Morgan Chase Bank, N.A.	CNY	863,648	USD	133,050	(1,284)
12/10/2021	J.P. Morgan Chase Bank, N.A.	USD	102,686	KRW	118,863,000	(1,591)
01/12/2022	J.P. Morgan Chase Bank, N.A.	USD	163,200	CNY	1,049,100	(472)
01/12/2022	J.P. Morgan Chase Bank, N.A.	USD	292,018	HKD	2,270,000	(211)
01/12/2022	J.P. Morgan Chase Bank, N.A.	USD	66,527	INR	5,023,000	(101)
01/14/2022	J.P. Morgan Chase Bank, N.A.	USD	68,915	GBP	50,000	(467)
11/12/2021	Morgan Stanley and Co. International PLC	CHF	61,500	EUR	56,558	(1,793)
11/12/2021	Morgan Stanley and Co. International PLC	EUR	330,437	JPY	42,913,967	(5,512)
11/12/2021	Morgan Stanley and Co. International PLC	PLN	6,070,086	EUR	1,314,024	(1,903)
11/12/2021	Morgan Stanley and Co. International PLC	USD	44,508	INR	3,340,000	(13)
11/12/2021	Morgan Stanley and Co. International PLC	USD	665,592	MXN	13,395,847	(15,823)
11/12/2021	Morgan Stanley and Co. International PLC	USD	55,738	TWD	1,548,667	(76)
01/12/2022	Morgan Stanley and Co. International PLC	HKD	28,668,000	USD	3,684,880	(366)
01/12/2022	Morgan Stanley and Co. International PLC	USD	618,833	HKD	4,811,000	(383)
12/10/2021	Natwest Group PLC	USD	117,909	EUR	100,000	(2,209)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
01/14/2022	Natwest Group PLC	GBP	370,000	USD	504,130	$ (2,388)
11/29/2021	State Street Bank & Trust Co.	AUD	376,415	USD	281,911	(1,277)
11/29/2021	State Street Bank & Trust Co.	CHF	118,704	USD	128,498	(1,238)
11/29/2021	State Street Bank & Trust Co.	DKK	5,682	USD	882	(2)
11/29/2021	State Street Bank & Trust Co.	INR	10,283,000	USD	136,693	(33)
11/29/2021	State Street Bank & Trust Co.	JPY	1,350,000	USD	11,810	(37)
11/29/2021	State Street Bank & Trust Co.	KRW	254,327,667	USD	216,157	(196)
11/29/2021	State Street Bank & Trust Co.	SEK	304,259	USD	35,292	(144)
11/29/2021	State Street Bank & Trust Co.	THB	1,498,000	USD	44,771	(362)
11/29/2021	State Street Bank & Trust Co.	TWD	3,428,192	USD	123,192	(135)
11/29/2021	State Street Bank & Trust Co.	USD	1,969	CAD	2,436	(0)
11/29/2021	State Street Bank & Trust Co.	USD	113,062	CNY	723,697	(391)
11/29/2021	State Street Bank & Trust Co.	USD	2,944	DKK	18,850	(13)
11/29/2021	State Street Bank & Trust Co.	USD	162,370	EUR	139,702	(792)
11/29/2021	State Street Bank & Trust Co.	USD	153,050	GBP	111,102	(998)
11/29/2021	State Street Bank & Trust Co.	USD	11,175	HKD	86,863	(10)
11/29/2021	State Street Bank & Trust Co.	USD	6,048	IDR	86,044,000	(16)
11/29/2021	State Street Bank & Trust Co.	USD	160	INR	12,000	(0)
11/29/2021	State Street Bank & Trust Co.	USD	17,479	KRW	20,502,000	(38)
11/29/2021	State Street Bank & Trust Co.	USD	2,767	SEK	23,741	(2)
11/29/2021	State Street Bank & Trust Co.	USD	4,471	SGD	6,025	(4)
Subtotal–Depreciation						(318,935)
Total Forward Foreign Currency Contracts						$ 238,554

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CNY	–Chinese Yuan Renminbi
CPI	–Consumer Price Index
DKK	–Danish Krone
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
HKD	–Hong Kong Dollar
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
LIBOR	–London Interbank Offered Rate
MXN	–Mexican Peso
NOK	–Norwegian Krone
NSA	–Non-Seasonally Adjusted
PLN	–Polish Zloty
RPI	–Retail Price Index
SEK	–Swedish Krona
SGD	–Singapore Dollar
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
TRY	–Turkish Lira
TWD	–New Taiwan Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $12,278,128)	$13,962,045

Investments in affiliated money market funds, at value (Cost $10,451,505)	10,451,488

Other investments:
Variation margin receivable – futures contracts	64,087

Variation margin receivable–centrally cleared swap agreements	649,989

Swaps receivable – OTC	24,307

Unrealized appreciation on swap agreements – OTC	589,994

Premiums paid on swap agreements – OTC	17

Unrealized appreciation on forward foreign currency contracts outstanding	557,489

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	753,078

Cash collateral – centrally cleared swap agreements	488,834

Cash	35,152

Foreign currencies, at value (Cost $223,963)	222,748

Receivable for:
Investments sold	24,800

Fund shares sold	2,998

Dividends	23,540

Interest	195,930

Investment for trustee deferred compensation and retirement plans	19,634

Other assets	24,884

Total assets	28,091,014

Liabilities:
Other investments:
Options written, at value (premiums received $361,767)	412,435

Unrealized depreciation on forward foreign currency contracts outstanding	318,935

Swaps payable – OTC	31,053

Unrealized depreciation on swap agreements–OTC	258,120

Payable for:
Investments purchased	531,849

Fund shares reacquired	61,282

Accrued foreign taxes	5,513

Accrued other operating expenses	401,791

Trustee deferred compensation and retirement plans	19,634

Total liabilities	2,040,612

Net assets applicable to shares outstanding	$26,050,402

Net assets consist of:
Shares of beneficial interest	$33,263,488

Distributable earnings (loss)	(7,213,086)

$26,050,402

Net Assets:
Class A	$6,360,084

Class C	$1,920,587

Class R	$42,856

Class Y	$17,545,824

Class R5	$9,167

Class R6	$171,884

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	699,604

Class C	217,563

Class R	4,761

Class Y	1,914,008

Class R5	1,000

Class R6	18,714

Class A:
Net asset value per share	$9.09

Maximum offering price per share (Net asset value of $9.09 ÷ 94.50%)	$9.62

Class C:
Net asset value and offering price per share	$8.83

Class R:
Net asset value and offering price per share	$9.00

Class Y:
Net asset value and offering price per share	$9.17

Class R5:
Net asset value and offering price per share	$9.17

Class R6:
Net asset value and offering price per share	$9.18

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Global Targeted Returns Fund

Consolidated Statement of Operations
For the year ended October 31, 2021

Investment income:

Interest	$787,165

Dividends (net of foreign withholding taxes of $17,867)	201,257

Dividends from affiliated money market funds	3,262

Total investment income	991,684

Expenses:

Advisory fees	412,326

Administrative services fees	4,557

Custodian fees	130,662

Distribution fees:
Class A	25,230

Class C	24,815

Class R	237

Transfer agent fees – A, C, R and Y	56,326

Transfer agent fees – R6	145

Trustees’ and officers’ fees and benefits	22,861

Registration and filing fees	77,930

Licensing fees	195,492

Reports to shareholders	294

Professional services fees	131,863

Other	7,779

Total expenses	1,090,517

Less: Fees waived and/or expenses reimbursed	(602,455)

Net expenses	488,062

Net investment income	503,622

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $3,376)	3,278,054

Affiliated investment securities	422

Foreign currencies	(138,381)

Forward foreign currency contracts	(1,489,781)

Futures contracts	(1,765,160)

Option contracts written	(294,142)

Swap agreements	463,819

54,831

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $4,499)	528,220

Affiliated investment securities	(553)

Foreign currencies	1,323

Forward foreign currency contracts	307,159

Futures contracts	22,933

Option contracts written	(251,605)

Swap agreements	(1,102,234)

(494,757)

Net realized and unrealized gain (loss)	(439,926)

Net increase in net assets resulting from operations	$63,696

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$503,622	$762,279

Net realized gain (loss)	54,831	(3,937,948)

Change in net unrealized appreciation (depreciation)	(494,757)	2,150,345

Net increase (decrease) in net assets resulting from operations	63,696	(1,025,324)

Distributions to shareholders from distributable earnings:
Class A	–	(478,375)

Class C	–	(129,371)

Class R	–	(1,429)

Class Y	–	(1,634,267)

Class R5	–	(424)

Class R6	–	(514,506)

Total distributions from distributable earnings	–	(2,758,372)

Share transactions–net:
Class A	(5,060,168)	624,835

Class C	(1,233,172)	(990,135)

Class R	(7,515)	18,497

Class Y	(9,518,872)	(10,377,556)

Class R6	(1,008,180)	(10,073,223)

Net increase (decrease) in net assets resulting from share transactions	(16,827,907)	(20,797,582)

Net increase (decrease) in net assets	(16,764,211)	(24,581,278)

Net assets:
Beginning of year	42,814,613	67,395,891

End of year	$26,050,402	$42,814,613

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Global Targeted Returns Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/21	$9.14	$0.11	$(0.16)	$(0.05)	$–	$–	$–	$–	$9.09	(0.55)%	$6,360	1.43%	3.03%	1.22%	74%
Year ended 10/31/20	9.76	0.11	(0.34)	(0.23)	(0.39)	–	–	(0.39)	9.14	(2.47)	11,403	1.40	2.60	1.20	145
Year ended 10/31/19	9.64	0.17	0.13	0.30	(0.18)	–	–	(0.18)	9.76	3.14	11,566	1.39	2.52	1.77	77
Year ended 10/31/18	10.00	0.13	(0.49)	(0.36)	–	–	–	–	9.64	(3.60)	11,416	1.40	2.69	1.26	67
Year ended 10/31/17	10.32	0.12	0.00	0.12	(0.12)	(0.31)	(0.01)	(0.44)	10.00	1.32	19,360	1.29	2.16	1.24	121
Class C
Year ended 10/31/21	8.95	0.04	(0.16)	(0.12)	–	–	–	–	8.83	(1.34)	1,921	2.18	3.78	0.47	74
Year ended 10/31/20	9.52	0.04	(0.32)	(0.28)	(0.29)	–	–	(0.29)	8.95	(3.11)	3,166	2.15	3.35	0.45	145
Year ended 10/31/19	9.38	0.10	0.12	0.22	(0.08)	–	–	(0.08)	9.52	2.38	4,388	2.14	3.27	1.02	77
Year ended 10/31/18	9.80	0.05	(0.47)	(0.42)	–	–	–	–	9.38	(4.29)	7,351	2.15	3.44	0.51	67
Year ended 10/31/17	10.13	0.05	(0.01)	0.04	(0.06)	(0.31)	(0.00)	(0.37)	9.80	0.52	12,263	2.04	2.91	0.49	121
Class R
Year ended 10/31/21	9.08	0.09	(0.17)	(0.08)	–	–	–	–	9.00	(0.88)	43	1.68	3.28	0.97	74
Year ended 10/31/20	9.69	0.09	(0.34)	(0.25)	(0.36)	–	–	(0.36)	9.08	(2.74)	51	1.65	2.85	0.95	145
Year ended 10/31/19	9.56	0.15	0.12	0.27	(0.14)	–	–	(0.14)	9.69	2.92	35	1.64	2.77	1.52	77
Year ended 10/31/18	9.94	0.10	(0.48)	(0.38)	–	–	–	–	9.56	(3.82)	20	1.65	2.94	1.01	67
Year ended 10/31/17	10.27	0.10	(0.01)	0.09	(0.10)	(0.31)	(0.01)	(0.42)	9.94	0.99	26	1.54	2.41	0.99	121
Class Y
Year ended 10/31/21	9.20	0.14	(0.17)	(0.03)	–	–	–	–	9.17	(0.33)	17,546	1.18	2.78	1.47	74
Year ended 10/31/20	9.82	0.14	(0.34)	(0.20)	(0.42)	–	–	(0.42)	9.20	(2.16)	27,023	1.15	2.35	1.45	145
Year ended 10/31/19	9.70	0.20	0.13	0.33	(0.21)	–	–	(0.21)	9.82	3.48	39,571	1.14	2.27	2.02	77
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	–	–	–	–	9.70	(3.39)	70,488	1.15	2.44	1.51	67
Year ended 10/31/17	10.37	0.15	(0.01)	0.14	(0.15)	(0.31)	(0.01)	(0.47)	10.04	1.48	108,068	1.04	1.91	1.49	121
Class R5
Year ended 10/31/21	9.20	0.14	(0.17)	(0.03)	–	–	–	–	9.17	(0.33)	9	1.18	2.65	1.47	74
Year ended 10/31/20	9.83	0.14	(0.35)	(0.21)	(0.42)	–	–	(0.42)	9.20	(2.25)	9	1.15	2.25	1.45	145
Year ended 10/31/19	9.71	0.20	0.13	0.33	(0.21)	–	–	(0.21)	9.83	3.47	10	1.13	2.17	2.03	77
Year ended 10/31/18	10.05	0.15	(0.49)	(0.34)	–	–	–	–	9.71	(3.38)	10	1.15	2.35	1.51	67
Year ended 10/31/17	10.37	0.15	0.00	0.15	(0.15)	(0.31)	(0.01)	(0.47)	10.05	1.58	10	1.04	1.87	1.49	121
Class R6
Year ended 10/31/21	9.21	0.14	(0.17)	(0.03)	–	–	–	–	9.18	(0.33)	172	1.18	2.65	1.47	74
Year ended 10/31/20	9.82	0.14	(0.33)	(0.19)	(0.42)	–	–	(0.42)	9.21	(2.04)	1,163	1.15	2.25	1.45	145
Year ended 10/31/19	9.70	0.20	0.13	0.33	(0.21)	–	–	(0.21)	9.82	3.48	11,826	1.13	2.17	2.03	77
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	–	–	–	–	9.70	(3.39)	10,839	1.15	2.35	1.51	67
Year ended 10/31/17	10.36	0.15	0.00	0.15	(0.15)	(0.31)	(0.01)	(0.47)	10.04	1.59	8,626	1.04	1.81	1.49	121

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31	Invesco Global Targeted Returns Fund

Notes to Consolidated Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

32	Invesco Global Targeted Returns Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

J.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in

33	Invesco Global Targeted Returns Fund

foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the

34	Invesco Global Targeted Returns Fund

option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, inflation and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility and variance swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to

35	Invesco Global Targeted Returns Fund

be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

R.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

T.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”) Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.100%
Next $250 million	1.080%
Next $500 million	1.050%
Next $1.5 billion	1.030%
Next $2.5 billion	1.000%
Next $2.5 billion	0.980%
Next $2.5 billion	0.950%
Over $10 billion	0.930%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

36	Invesco Global Targeted Returns Fund

The Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $550,680 and reimbursed class level expenses of $14,284, $3,518, $67, $33,761, $0 and $145 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $232 in front-end sales commissions from the sale of Class A shares and $69 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$101,402	$5,586,267	$–	$5,687,669

Common Stocks & Other Equity Interests	1,336,438	3,081,933	0	4,418,371

U.S. Dollar Denominated Bonds & Notes	–	3,309,614	–	3,309,614

U.S. Treasury Securities	–	155,794	–	155,794

Money Market Funds	10,451,488	–	–	10,451,488

Options Purchased	–	390,597	–	390,597

Total Investments in Securities	11,889,328	12,524,205	0	24,413,533

37	Invesco Global Targeted Returns Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*

Futures Contracts	$479,396	$–	$–	$479,396

Forward Foreign Currency Contracts	–	557,489	–	557,489

Swap Agreements	–	1,390,596	–	1,390,596

	479,396	1,948,085	–	2,427,481

Other Investments - Liabilities*

Futures Contracts	(427,159)	–	–	(427,159)

Forward Foreign Currency Contracts	–	(318,935)	–	(318,935)

Options Written	–	(412,435)	–	(412,435)

Swap Agreements	–	(1,595,016)	–	(1,595,016)

	(427,159)	(2,326,386)	–	(2,753,545)

Total Other Investments	52,237	(378,301)	–	(326,064)

Total Investments	$11,941,565	$12,145,904	$0	$24,087,469

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$ -	$-	$-	$218,782	$260,614	$479,396

Unrealized appreciation on swap agreements – Centrally Cleared(a)	-	272	-	-	800,330	800,602

Unrealized appreciation on forward foreign currency contracts outstanding	-	-	557,489	-	-	557,489

Unrealized appreciation on swap agreements – OTC	-	-	36,915	553,079	-	589,994

Options purchased, at value – OTC(b)	-	-	18,887	371,710	-	390,597

Total Derivative Assets	-	272	613,291	1,143,571	1,060,944	2,818,078

Derivatives not subject to master netting agreements	-	(272)	-	(218,782)	(1,060,944)	(1,279,998)

Total Derivative Assets subject to master netting agreements	$ -	$-	$613,291	$924,789	$-	$1,538,080

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$ -	$-	$-	$(247,928)	$(179,231)	$(427,159)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	-	(5,667)	-	-	(1,331,229)	(1,336,896)

Unrealized depreciation on forward foreign currency contracts outstanding	-	-	(318,935)	-	-	(318,935)

Unrealized depreciation on swap agreements – OTC	(2,166)	-	(173,104)	(82,850)	-	(258,120)

Options written, at value – OTC	-	-	(24,364)	(388,071)	-	(412,435)

Total Derivative Liabilities	(2,166)	(5,667)	(516,403)	(718,849)	(1,510,460)	(2,753,545)

Derivatives not subject to master netting agreements	-	5,667	-	247,928	1,510,460	1,764,055

Total Derivative Liabilities subject to master netting agreements	$(2,166)	$-	$(516,403)	$(470,921)	$-	$(989,490)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

38	Invesco Global Targeted Returns Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets				Financial Derivative Liabilities				Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund
Barclays Bank PLC	$64,656	$-	$-	$64,656	$(99,794)	$-	$(9,094)	$(108,888)	$(44,232)	$-	$-	$(44,232)

BNP Paribas S.A.	23,145	-	52,108	75,253	(687)	-	(33,367)	(34,054)	41,199	-	-	41,199

Citibank, N.A.	13,637	5,974	-	19,611	(31,478)	(4,585)	(12,905)	(48,968)	(29,357)	-	-	(29,357)

Credit Suisse International	-	-	-	-	-	-	(1,781)	(1,781)	(1,781)	-	-	(1,781)

Deutsche Bank AG	26,410	-	-	26,410	(61,796)	-	-	(61,796)	(35,386)	-	-	(35,386)

Goldman Sachs International	105,830	337	258,641	364,808	(83,885)	(1,543)	(34,245)	(119,673)	245,135	-	(245,135)	-

J.P. Morgan Chase Bank, N.A.	154,124	37,681	36,629	228,434	(5,141)	(31,761)	(48,326)	(85,228)	143,206	-	(143,206)	-

Merrill Lynch International	-	-	145,210	145,210	-	-	(35,353)	(35,353)	109,857	-	(80,000)	29,857

Morgan Stanley and Co. International PLC	52,198	9,273	21,470	82,941	(25,869)	(5,112)	(26,642)	(57,623)	25,318	-	-	25,318

Natwest Group PLC	881	-	-	881	(4,597)	-	-	(4,597)	(3,716)	-	-	(3,716)

Societe Generale	-	-	100,243	100,243	-	-	(34,152)	(34,152)	66,091	-	-	66,091

Standard Chartered Bank PLC	7,299	-	-	7,299	-	-	(3,859)	(3,859)	3,440	-	-	3,440

State Street Bank & Trust Co.	106,440	-	-	106,440	(5,688)	-	-	(5,688)	100,752	-	-	100,752

UBS AG	2,869	337,332	-	340,201	-	(369,434)	(17,613)	(387,047)	(46,846)	-	-	(46,846)

Subtotal -Fund	557,489	390,597	614,301	1,562,387	(318,935)	(412,435)	(257,337)	(988,707)	573,680	-	(468,341)	105,339

Subsidiary
Citibank, N.A.	-	-	-	-	-	-	(12,890)	(12,890)	(12,890)	-	-	(12,890)

Macquarie Bank Ltd.	-	-	-	-	-	-	(18,946)	(18,946)	(18,946)	-	-	(18,946)

Subtotal - Subsidiary	-	-	-	-	-	-	(31,836)	(31,836)	(31,836)	-	-	(31,836)

Total	$557,489	$390,597	$614,301	$1,562,387	$(318,935)	$(412,435)	$(289,173)	$(1,020,543)	$541,844	$-	$(468,341)	$73,503

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

			Location of Gain (Loss) on Consolidated Statement of Operations

	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$-	$(1,489,781)	$-	$-	$(1,489,781)

Futures contracts	-	-	-	(1,634,710)	(130,450)	(1,765,160)

Options purchased(a)	-	-	(146,102)	315,245	331,793	500,936

Options written	-	-	137,665	11,242	(443,049)	(294,142)

Swap agreements	(391,467)	143,989	-	2,106,502	(1,395,205)	463,819

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	-	307,159	-	-	307,159

Futures contracts	-	-	-	(89,602)	112,535	22,933

Options purchased(a)	-	-	39,446	500,898	(69,288)	471,056

Options written	-	-	(17,154)	(306,424)	71,973	(251,605)

Swap agreements	(71,273)	81,695	(203,203)	(26,110)	(883,343)	(1,102,234)

Total	$(462,740)	$225,684	$(1,371,970)	$877,041	$(2,405,034)	$(3,137,019)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

39	Invesco Global Targeted Returns Fund

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Index Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$117,843,839	$28,472,069	$24,616,089	$14,043,100	$889,423	$17,716,648	$12,650,667	$705,314	$166,817,049

Average contracts	-	-	1,051	-	-	231	-	-	-

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020
Ordinary income*	$-	$2,736,030
Return of capital	-	22,342
Total distributions	$-	$2,758,372

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

		2021
Undistributed ordinary income		$39,578
Net unrealized appreciation– investments		541,043
Net unrealized appreciation (depreciation) - foreign currencies		(936)
Temporary book/tax differences		(12,598)
Capital loss carryforward		(7,780,173)
Shares of beneficial interest		33,263,488
Total net assets		$26,050,402

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,553,360	$6,226,813	$7,780,173

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

40	Invesco Global Targeted Returns Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $13,699,919 and $25,679,585, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,427,117

Aggregate unrealized (depreciation) of investments	(2,886,074)

Net unrealized appreciation of investments	$541,043

Cost of investments for tax purposes is $23,614,870.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income from the Subsidiary, on October 31, 2021, undistributed net investment income was decreased by $771,563, undistributed net realized gain (loss) was increased by $2,532,956 and shares of beneficial interest was decreased by $1,761,393. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	164,283	$1,516,972	436,719	$4,146,614

Class C	3,299	30,026	9,558	88,981

Class R	3,414	31,122	1,858	17,427

Class Y	490,782	4,595,136	731,103	6,920,432

Class R6	1,941	18,105	167,660	1,588,441

Issued as reinvestment of dividends:
Class A	-	-	45,176	429,626

Class C	-	-	12,050	112,908

Class R	-	-	113	1,070

Class Y	-	-	163,363	1,558,482

Class R6	-	-	53,887	514,082

Automatic conversion of Class C shares to Class A shares:
Class A	40,558	378,498	8,584	80,174

Class C	(41,550)	(378,498)	(8,761)	(80,174)

Reacquired:
Class A	(752,358)	(6,955,638)	(427,897)	(4,031,579)

Class C	(98,119)	(884,700)	(119,638)	(1,111,850)

Class R	(4,242)	(38,637)	-	-

Class Y	(1,515,377)	(14,114,008)	(1,984,148)	(18,856,470)

Class R6	(109,419)	(1,026,285)	(1,299,622)	(12,175,746)

Net increase (decrease) in share activity	(1,816,788)	$(16,827,907)	(2,209,995)	$(20,797,582)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 84% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

41	Invesco Global Targeted Returns Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Targeted Returns Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Targeted Returns Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

42	Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$981.60	$7.24	$1,017.90	$7.38	1.45%
Class C	1,000.00	977.90	10.97	1,014.12	11.17	2.20
Class R	1,000.00	980.40	8.44	1,016.69	8.59	1.69
Class Y	1,000.00	982.80	5.95	1,019.21	6.06	1.19
Class R5	1,000.00	982.80	6.00	1,019.16	6.11	1.20
Class R6	1,000.00	982.90	6.00	1,019.16	6.11	1.20

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

43	Invesco Global Targeted Returns Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Targeted Return Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the FTSE US 3-Month Treasury Bill Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds and specifically that the Fund’s peer group is highly diverse and therefore relative rankings may provide limited insight into the portfolio management team’s investment skill. The Board noted the Fund’s idea-based investment approach and discussed ideas that detracted from Fund performance, specifically certain equity ideas across both long and short market implementations and certain currency ideas. The Board considered the Fund’s relative performance in the context of its objective to achieve absolute return with less

44	Invesco Global Targeted Returns Fund

volatility than global equities. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

45	Invesco Global Targeted Returns Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

46	Invesco Global Targeted Returns Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	186	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999	Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.	N/A	N/A

		Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation	N/A	N/A

		Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

T-4	Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

			N/A	N/A
		Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

			N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

			N/A	N/A

		Formerly: Senior Vice President and Treasurer, Fidelity Investments
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Global Targeted Returns Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	GTR-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Greater China Fund

Nasdaq:
A: AACFX ∎ C: CACFX ∎ R: IGCRX ∎ Y: AMCYX ∎ R5: IACFX ∎ R6: CACSX

2	Management’s Discussion
2	Performance Summary
3	Long-Term Fund Performance
5	Supplemental Information
7	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Fund Expenses
21	Approval of Investment Advisory and Sub-Advisory Contracts
23	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Greater China Fund (the Fund), at net asset value (NAV), underperformed the MSCI China All Shares Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-13.66%
Class C Shares	-14.27
Class R Shares	-13.93
Class Y Shares	-13.47
Class R5 Shares	-13.37
Class R6 Shares	-13.31
MSCI China Index▼ (Broad Market Index)	-9.21
MSCI China All Shares Index∎ (Style-Specific Index)	-0.59
Lipper China Region Funds Index◆ (Peer Group Index)	4.38
Source(s):▼ RIMES Technologies Corp.;∎ Bloomberg LP;◆Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year, global equity markets posted gains as good news about coronavirus (COVID-19) vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

    Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

    During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

    Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Energy stocks and energy-driven markets performed well as global shortages pushed oil and gas prices higher. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

    In October of 2021, global equity stocks were positive with the US market leading the way and Chinese equities rebounded after their decline in the third quarter. Overall, developed market equities outperformed emerging market equities for the fiscal year.

    For the fiscal year, sector allocation and stock selection had a negative impact on the Fund’s performance relative to the style-specific index. Specifically, an overweight allocation to and stock selection in the communication services sector detracted from the Fund’s relative performance. The top detractor from the Fund’s relative performance was Autohome, the leading online destination for automobile consumers in China. We exited our position in Autohome during the fiscal year.

    An underweight allocation to and stock selection in the industrials sector also detracted from the Fund’s performance relative to the style-specific index during the fiscal year.

    Stock selection in the consumer staples sector detracted from the Fund’s performance relative to the style-specific index during the fiscal year as the Fund’s consumer staples holdings underperformed those represented in the style-specific index. Sun Art Retail Group, a leading retailer with hyper-market and e-commerce platforms in China, was a key detractor in this sector.

    In contrast, the Fund’s underweight allocation to the real estate sector contributed to the Fund’s performance relative to the style-specific benchmark during the fiscal year. Also, stock selection in the financials sector helped the Fund’s relative performance. AIA Group, a multinational insurance and finance corporation based in Hong Kong was a top contributor to relative performance in this sector. We exited our position in AIA Group during the fiscal year.

    Our investment strategy remains purely focused on bottom-up stock opportunities that we believe add the most value to the Fund. We adopt a selective approach, favoring companies we believe possess sustainable leadership and competitive advantages. This has led to the Fund having meaningful exposure in consumer-related sectors. We believe the Fund’s holdings are well-positioned to gain from structural opportunities in China’s consumer sector.

    Thank you for your continued investment in Invesco Greater China Fund.

Portfolio manager(s):

Mike Shiao

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Greater China Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1	Source: Lipper Inc.
2	Source: Bloomberg LP
3	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Greater China Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	7.81%
10 Years	5.75
5 Years	5.83
1 Year	-18.40

Class C Shares
Inception (3/31/06)	7.78%
10 Years	5.71
5 Years	6.23
1 Year	-15.12

Class R Shares
10 Years	6.07%
5 Years	6.75
1 Year	-13.93
Class Y Shares
Inception (10/3/08)	8.26%
10 Years	6.61
5 Years	7.29
1 Year	-13.47

Class R5 Shares
Inception (3/31/06)	8.68%
10 Years	6.81
5 Years	7.45
1 Year	-13.37

Class R6 Shares
10 Years	6.54%
5 Years	7.42
1 Year	-13.31

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

    Class R shares incepted on April 23, 2021. Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Greater China Fund

Supplemental Information

Invesco Greater China Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI China Index is an unmanaged index considered representative of Chinese stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI China All Shares Index is composed of large- and mid-cap stocks issued as China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings.
∎	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

5	Invesco Greater China Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	25.96%
Communication Services	21.72
Health Care	14.20
Information Technology	13.18
Consumer Staples	9.83
Materials	2.77
Industrials	2.32
Utilities	2.01
Money Market Funds Plus Other Assets Less Liabilities	8.01

Top 10 Equity Holdings*

		% of total net assets
1.	Tencent Holdings Ltd.	9.89%
2.	Meituan, B Shares	7.01
3.	JD.com, Inc., ADR	4.96
4.	NetEase, Inc., ADR	4.77
5.	Jiangsu Hengrui Medicine Co. Ltd., A Shares	4.63
6.	Asustek Computer, Inc.	4.62
7.	Pinduoduo, Inc., ADR	4.52
8.	Weibo Corp., ADR	4.46
9.	Hon Hai Precision Industry Co. Ltd.	4.38
10.	Gourmet Master Co. Ltd.	4.37

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

6	Invesco Greater China Fund

Schedule of Investments(a)

October 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–91.99%(b)
Air Freight & Logistics–2.32%
SF Holding Co. Ltd., A Shares	293,090	$2,955,123

Apparel Retail–1.58%
Pou Sheng International (Holdings) Ltd. (Hong Kong)(c)	11,922,000	2,008,018

Automobile Manufacturers–0.25%
Jiangling Motors Corp. Ltd., B Shares	311,100	319,914

Construction Materials–1.26%
Asia Cement China Holdings Corp.	2,090,500	1,597,356

Electronic Components–4.08%
Innolux Corp. (Taiwan)	5,257,000	3,169,623

Largan Precision Co. Ltd. (Taiwan)	27,000	2,018,383

		5,188,006

Electronic Manufacturing Services–4.49%
FIH Mobile Ltd.(c)	877,000	136,850

Hon Hai Precision Industry Co. Ltd. (Taiwan)	1,438,000	5,564,406

		5,701,256

Footwear–1.38%
Stella International Holdings Ltd.	1,472,000	1,756,357

Gas Utilities–2.01%
Towngas China Co. Ltd.	3,715,564	2,551,998

Gold–1.51%
Zijin Mining Group Co. Ltd., H Shares	1,370,000	1,923,559

Health Care Equipment–1.45%
MicroPort CardioFlow Medtech Corp.(c)(d)	4,645	3,248

MicroPort Scientific Corp.	388,000	1,834,649

Shanghai MicroPort MedBot Group Co. Ltd.(c)	352	1,954

		1,839,851

Health Care Facilities–2.48%
Aier Eye Hospital Group Co. Ltd., A Shares	416,000	3,157,947

Health Care Supplies–4.05%
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	3,012,000	5,150,034

Hotels, Resorts & Cruise Lines–0.58%
Shanghai Jinjiang International Hotels Co. Ltd., B Shares	381,578	733,001

Household Products–4.35%
Vinda International Holdings Ltd. (Hong Kong)(e)	2,008,000	5,534,472

Hypermarkets & Super Centers–1.91%
Sun Art Retail Group Ltd.	4,120,500	2,426,907

Interactive Home Entertainment–4.77%
NetEase, Inc., ADR	62,105	6,060,827

	Shares	Value

Interactive Media & Services–16.09%
JOYY, Inc., ADR	43,834	$2,208,795

Tencent Holdings Ltd.	202,500	12,572,465

Weibo Corp., ADR(c)	126,196	5,676,296

		20,457,556

Internet & Direct Marketing Retail–17.26%
JD.com, Inc., A Shares(c)	25,200	989,751

JD.com, Inc., ADR(c)	80,530	6,303,888

Meituan, B Shares(c)(d)	255,300	8,906,239

Pinduoduo, Inc., ADR(c)	64,612	5,745,299

		21,945,177

Movies & Entertainment–0.86%
iQIYI, Inc., ADR(c)	131,547	1,089,209

Packaged Foods & Meats–3.56%
Uni-President China Holdings Ltd.	5,301,000	4,529,358

Pharmaceuticals–6.22%
China Animal Healthcare Ltd.(f)	349,000	0

Jiangsu Hengrui Medicine Co. Ltd., A Shares	765,184	5,884,257

Shanghai Fudan-Zhangjiang Bio- Pharmaceutical Co. Ltd., H Shares	615,000	303,596

Sino Biopharmaceutical Ltd.	2,320,500	1,721,358

		7,909,211

Restaurants–4.91%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,929,000	681,966

Gourmet Master Co. Ltd. (Taiwan)	1,180,000	5,559,772

		6,241,738

Technology Hardware, Storage & Peripherals–4.62%
Asustek Computer, Inc. (Taiwan)	461,000	5,867,634

Total Common Stocks & Other Equity Interests (Cost $107,391,195)		116,944,509

Money Market Funds–7.71%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(g)(h)	3,397,896	3,397,896

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(g)(h)	2,518,995	2,519,751

Invesco Treasury Portfolio, Institutional Class, 0.01%(g)(h)	3,883,309	3,883,309

Total Money Market Funds (Cost $9,801,004)		9,800,956

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.70% (Cost $117,192,199)		126,745,465

Investments Purchased with Cash Collateral from Securities on Loan–0.08%

Money Market Funds–0.08%
Invesco Private Government Fund, 0.02%(g)(h)(i)	28,962	28,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Greater China Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(g)(h)(i)	67,552	$67,579

Total Investments Purchased with Cash Collateral from Securities On Loan (Cost $96,541)		96,541

TOTAL INVESTMENTS IN SECURITIES–99.78% (Cost $117,288,740)		126,842,006

OTHER ASSETS LESS LIABILITIES–0.22%		278,475

NET ASSETS–100.00%		$127,120,481

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $8,909,487, which represented 7.01% of the Fund’s Net Assets.

(e)	All or a portion of this security was out on loan at October 31, 2021.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$835,025	$35,019,855	$(32,456,984)	$-	$-	$3,397,896	$336
Invesco Liquid Assets Portfolio, Institutional Class	530,329	25,008,990	(23,019,456)	26	(138)	2,519,751	163
Invesco Treasury Portfolio, Institutional Class	954,314	40,022,692	(37,093,697)	-	-	3,883,309	116

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	8,020,925	(7,991,963)	-	-	28,962	52	*
Invesco Private Prime Fund	-	18,333,909	(18,266,330)	-	-	67,579	702	*
Total	$2,319,668	$126,406,371	$(118,828,430)	$26	$(138)	$9,897,497	$1,369

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Greater China Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $107,391,195)*	$116,944,509

Investments in affiliated money market funds, at value (Cost $9,897,545)	9,897,497

Foreign currencies, at value (Cost $39,792)	39,776

Receivable for:
Investments sold	705,209

Fund shares sold	39,839

Dividends	20,632

Investment for trustee deferred compensation and retirement plans	86,326

Other assets	149,699

Total assets	127,883,487

Liabilities:
Payable for:
Fund shares reacquired	357,212

Collateral upon return of securities loaned	96,541

Accrued fees to affiliates	100,109

Accrued other operating expenses	74,087

Trustee deferred compensation and retirement plans	135,057

Total liabilities	763,006

Net assets applicable to shares outstanding	$127,120,481

Net assets consist of:
Shares of beneficial interest	$117,975,429

Distributable earnings	9,145,052

$127,120,481

Net Assets:
Class A	$110,422,543

Class C	$4,295,752

Class R	$701,278

Class Y	$10,702,729

Class R5	$17,452

Class R6	$980,727

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,372,211

Class C	177,710

Class R	27,813

Class Y	422,353

Class R5	688

Class R6	38,652

Class A:
Net asset value per share	$25.26

Maximum offering price per share
(Net asset value of $25.26 ÷ 94.50%)	$26.73

Class C:
Net asset value and offering price per share	$24.17

Class R:
Net asset value and offering price per share	$25.21

Class Y:
Net asset value and offering price per share	$25.34

Class R5:
Net asset value and offering price per share	$25.37

Class R6:
Net asset value and offering price per share	$25.37

*	At October 31, 2021, security with a value of $90,296 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Greater China Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $133,133)	$2,123,718

Dividends from affiliated money market funds (includes securities lending income of $8,412)	9,027

Total investment income	2,132,745

Expenses:
Advisory fees	1,083,127

Administrative services fees	19,066

Distribution fees:
Class A	258,725

Class C	42,420

Class R	2,105

Transfer agent fees – A, C, R and Y	245,317

Transfer agent fees – R5	91

Transfer agent fees – R6	680

Trustees’ and officers’ fees and benefits	24,713

Registration and filing fees	81,038

Reports to shareholders	21,939

Professional services fees	63,600

Other	5,860

Total expenses	1,848,681

Less: Fees waived and/or expense offset arrangement(s)	(1,421)

Net expenses	1,847,260

Net investment income	285,485

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	830,573

Affiliated investment securities	(138)

Foreign currencies	(56,964)

773,471

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(31,923,460)

Affiliated investment securities	26

Foreign currencies	(13,975)

(31,937,409)

Net realized and unrealized gain (loss)	(31,163,938)

Net increase (decrease) in net assets resulting from operations	$(30,878,453)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Greater China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$285,485	$ (4,545)

Net realized gain	773,471	3,106,953

Change in net unrealized appreciation (depreciation)	(31,937,409)	15,717,415

Net increase (decrease) in net assets resulting from operations	(30,878,453)	18,819,823

Distributions to shareholders from distributable earnings:
Class A	(368,979)	(682,071)

Class C	(19,714)	(1,933)

Class Y	(40,345)	(125,477)

Class R5	(427)	(360)

Class R6	(4,688)	(8,603)

Total distributions from distributable earnings	(434,153)	(818,444)

Share transactions–net:
Class A	68,016,911	(8,989,218)

Class C	1,787,175	(2,495,312)

Class R	911,501	-

Class Y	6,185,251	(3,466,519)

Class R5	4,762	4,750

Class R6	352,739	46,889

Net increase (decrease) in net assets resulting from share transactions	77,258,339	(14,899,410)

Net increase in net assets	45,945,733	3,101,969

Net assets:
Beginning of year	81,174,748	78,072,779

End of year	$127,120,481	$81,174,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Greater China Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/21	$29.41	$0.07		$(4.06)		$(3.99)	$–	$(0.16)	$(0.16)	$25.26	(13.66)%		$110,423	1.52%		1.52%		0.23%		101%
Year ended 10/31/20	23.24	0.00	(d)	6.42		6.42	(0.25)	–	(0.25)	29.41	27.92		68,875	1.66		1.67		0.02	(d)	59
Year ended 10/31/19	25.52	0.20	(d)	1.77		1.97	(0.21)	(4.04)	(4.25)	23.24	9.33		62,869	1.76		1.76		0.86	(d)	59
Year ended 10/31/18	29.40	0.34	(d)	(4.06	)(e)	(3.72)	(0.16)	–	(0.16)	25.52	(12.71	)(e)	59,615	1.79		1.80		1.15	(d)	45
Year ended 10/31/17	22.23	0.05		7.27		7.32	(0.15)	–	(0.15)	29.40	33.19		69,843	1.93		1.93		0.22		56
Class C
Year ended 10/31/21	28.37	(0.15)		(3.89)		(4.04)	–	(0.16)	(0.16)	24.17	(14.33)		4,296	2.27		2.27		(0.52)		101
Year ended 10/31/20	22.35	(0.18	)(d)	6.21		6.03	(0.01)	–	(0.01)	28.37	26.98		3,647	2.41		2.42		(0.73	)(d)	59
Year ended 10/31/19	24.65	0.02	(d)	1.72		1.74	–	(4.04)	(4.04)	22.35	8.51		5,198	2.51		2.51		0.11	(d)	59
Year ended 10/31/18	28.45	0.11	(d)	(3.91	)(e)	(3.80)	–	–	–	24.65	(13.36	)(e)	10,155	2.54		2.55		0.40	(d)	45
Year ended 10/31/17	21.52	(0.13)		7.06		6.93	–	–	–	28.45	32.20		13,422	2.68		2.68		(0.53)		56
Class R
Period ended 10/31/21(f)	32.59	0.01		(7.39)		(7.38)	–	–	–	25.21	(22.65)		701	1.71	(g)	1.71	(g)	0.04	(g)	101
Class Y
Year ended 10/31/21	29.44	0.14		(4.08)		(3.94)	–	(0.16)	(0.16)	25.34	(13.47)		10,703	1.27		1.27		0.48		101
Year ended 10/31/20	23.26	0.06	(d)	6.43		6.49	(0.31)	–	(0.31)	29.44	28.26		7,754	1.41		1.42		0.27	(d)	59
Year ended 10/31/19	25.57	0.26	(d)	1.76		2.02	(0.29)	(4.04)	(4.33)	23.26	9.56		9,339	1.51		1.51		1.11	(d)	59
Year ended 10/31/18	29.44	0.42	(d)	(4.07	)(e)	(3.65)	(0.22)	–	(0.22)	25.57	(12.48	)(e)	7,801	1.54		1.55		1.40	(d)	45
Year ended 10/31/17	22.26	0.12		7.27		7.39	(0.21)	–	(0.21)	29.44	33.53		11,444	1.68		1.68		0.47		56
Class R5
Year ended 10/31/21	29.45	0.18		(4.10)		(3.92)	–	(0.16)	(0.16)	25.37	(13.40)		17	1.17		1.17		0.58		101
Year ended 10/31/20	23.27	0.11	(d)	6.43		6.54	(0.36)	–	(0.36)	29.45	28.49		32	1.26		1.27		0.42	(d)	59
Year ended 10/31/19	25.58	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.27	9.79		23	1.33		1.33		1.29	(d)	59
Year ended 10/31/18	29.46	0.46	(d)	(4.08	)(e)	(3.62)	(0.26)	–	(0.26)	25.58	(12.38	)(e)	25	1.40		1.40		1.54	(d)	45
Year ended 10/31/17	22.28	0.16		7.28		7.44	(0.26)	–	(0.26)	29.46	33.80		72	1.50		1.50		0.65		56
Class R6
Year ended 10/31/21	29.43	0.18		(4.08)		(3.90)	–	(0.16)	(0.16)	25.37	(13.34)		981	1.13		1.13		0.62		101
Year ended 10/31/20	23.26	0.11	(d)	6.42		6.53	(0.36)	–	(0.36)	29.43	28.46		867	1.25		1.26		0.43	(d)	59
Year ended 10/31/19	25.57	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.26	9.79		642	1.33		1.33		1.29	(d)	59
Year ended 10/31/18	29.45	0.46	(d)	(4.07	)(e)	(3.61)	(0.27)	–	(0.27)	25.57	(12.36	)(e)	629	1.40		1.40		1.54	(d)	45
Period ended 10/31/17(f)	23.28	0.25		5.92		6.17	–	–	–	29.45	26.50		107	1.47	(g)	1.47	(g)	0.68	(g)	56

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the Year ended October 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $64,937,627 in connection with the acquisition of Invesco Pacific Growth Fund into the Fund.

(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the Year ended October 31, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.05) and (0.17)%, $(0.23) and (0.92)%, $0.01 and 0.08%, $0.06 and 0.23% and $0.06 and 0.24% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the Year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.05 and 0.20%, $(0.13) and (0.55)%, $0.11 and 0.45%, $0.15 and 0.63% and $0.15 and 0.63% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the Year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.18 and 0.60%, $(0.05) and (0.15)%, $0.26 and 0.85%, $0.30 and 0.99% and $0.30 and 0.99% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Includes litigation proceeds received during the year. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(4.16), $(4.01), $(4.17), $(4.18) and $(4.17) for Class A, Class C, Class Y, Class R5, and Class R6 shares, respectively. Total returns would have been lower.

(f)	Commencement date of April 23, 2021 and April 4, 2017 for Class R and Class R6 shares, respectively.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Greater China Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. On April 23, 2021, the Fund began offering Class R shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

13	Invesco Greater China Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

14	Invesco Greater China Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.870%

Next $1 billion	0.820%

Next $49 billion	0.770%

Over $51 billion	0.760%

    Prior to April 23, 2021, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

    For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.89% .

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    Effective April 23, 2021, the Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to April 23, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net asset. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, a could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the

15	Invesco Greater China Fund

expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2021, the Adviser waived advisory fees of $1,136.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $16,753 in front-end sales commissions from the sale of Class A shares and $189 and $1,127 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$27,084,314	$89,860,195	$0	$116,944,509

Money Market Funds	9,800,956	96,541	–	9,897,497

Total Investments	$36,885,270	$89,956,736	$0	$126,842,006

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $285.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

16	Invesco Greater China Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020

Ordinary income*	$145,108	$594,948

Long-term capital gain	289,045	223,496

Total distributions	$434,153	$818,444

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$94,346

Net unrealized appreciation – investments	9,361,992

Net unrealized appreciation (depreciation) – foreign currencies	(13,982)

Temporary book/tax differences	(104,791)

Capital loss carryforward	(192,513)

Shares of beneficial interest	117,975,429

Total net assets	$127,120,481

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$192,513	$–	$192,513

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $89,360,491 and $106,911,173, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$25,449,817

Aggregate unrealized (depreciation) of investments	(16,087,825)

Net unrealized appreciation of investments	$9,361,992

    Cost of investments for tax purposes is $117,480,014.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, securities litigation, passive foreign investment companies and distributions, on October 31, 2021, undistributed net investment income was increased by $30,989 and undistributed net realized gain (loss) was decreased by $30,989. Further, as a result of tax deferrals acquired in the reorganization of Invesco Pacific Growth Fund into the Fund, undistributed net investment income was decreased by $275,938, undistributed net realized gain (loss) was decreased by $2,065 and shares of beneficial interest was increased by $278,003. These reclassifications had no effect on the net assets.

17	Invesco Greater China Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	486,983	$14,703,904	342,657	$8,833,626

Class C	31,778	952,536	22,769	582,376

Class R(b)	5,448	148,412	-	-

Class Y	102,517	3,096,780	110,005	2,686,790

Class R5	2,735	83,928	674	18,633

Class R6	15,152	427,144	19,521	484,229

Issued as reinvestment of dividends:
Class A	11,997	350,678	27,259	641,679

Class C	654	18,429	74	1,688

Class Y	1,258	36,821	5,031	118,279

Class R5	11	313	4	97

Class R6	157	4,589	350	8,219

Automatic conversion of Class C shares to Class A shares:
Class A	36,493	1,081,327	26,492	681,501

Class C	(37,913)	(1,081,327)	(27,405)	(681,501)

Issued in connection with acquisitions:(c)
Class A	2,392,360	77,968,123	-	-

Class C	118,746	3,718,418	-	-

Class R(b)	31,836	1,037,560	-	-

Class Y	516,671	16,873,017	-	-

Class R5	553	18,086	-	-

Class R6	19,702	643,779	-	-

Reacquired:
Class A	(897,378)	(26,087,121)	(759,987)	(19,146,024)

Class C	(64,105)	(1,820,881)	(99,526)	(2,397,875)

Class R(b)	(9,471)	(274,471)	-	-

Class Y	(461,461)	(13,821,367)	(253,128)	(6,271,588)

Class R5	(3,701)	(97,565)	(592)	(13,980)

Class R6	(25,816)	(722,773)	(18,026)	(445,559)

Net increase (decrease) in share activity	2,275,206	$77,258,339	(603,828)	$(14,899,410)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of April 23, 2021.
(c)

After the close of business on April 23, 2021, the Fund acquired all the net assets of Invesco Pacific Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on January 22, 2021. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 3,079,868 shares of the Fund for 2,996,030 shares outstanding of the Target Fund as of the close of business on April 23, 2021. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 23, 2021. The Target Fund’s net assets as of the close of business on April 23, 2021 of $100,258,983, including $21,757,300 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $92,373,846 and $192,632,829 immediately after the acquisition.

The pro forma results of operations for the year ended October 31, 2021 assuming the reorganization had been completed on November 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(440,870)

Net realized/unrealized gains (loss)	(18,268,537)

Change in net assets resulting from operations	$(18,709,407)

    As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 24, 2021.

18	Invesco Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Greater China Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Greater China Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19	Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$788.10	$6.58	$1,017.85	$7.43	1.46%
Class C	1,000.00	785.30	9.94	1,014.06	11.22	2.21
Class R	1,000.00	787.10	7.70	1,016.59	8.69	1.71
Class Y	1,000.00	788.90	5.46	1,019.11	6.16	1.21
Class R5	1,000.00	789.40	5.10	1,019.51	5.75	1.13
Class R6	1,000.00	789.40	4.92	1,019.71	5.55	1.09

1

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20	Invesco Greater China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Greater China Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the MSCI China All Shares Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. The Board noted that the Fund’s benchmark changed from the MSCI Golden Dragon Index to the MSCI China All Shares Index effective August 1, 2019 and that the new benchmark better reflects the team’s approach to invest in opportunities across China share classes regardless of their listing. The Board noted that stock selection in certain sectors and the Fund’s relative underweight allocation to China A-shares were the primary detractors from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

21	Invesco Greater China Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective April 2021. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

22	Invesco Greater China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$289,045
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.17%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23	Invesco Greater China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees – (continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-5	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020	Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust Formerly: Senior Vice President and Treasurer, Fidelity Investments	N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)	N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Greater China Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                      CHI-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Health Care Fund

Nasdaq:

A: GGHCX ∎ C: GTHCX ∎ Y: GGHYX ∎ Investor: GTHIX ∎ R6: GGHSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Health Care Fund (the Fund), at net asset value (NAV), underperformed the S&P Composite 1500 Health Care (Sector) Index-TR, the Fund’s style-specific benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	28.18%
Class C Shares	27.26
Class Y Shares	28.52
Investor Class Shares	28.17
Class R6 Shares	28.64
MSCI World Index▼ (Broad Market Index)	40.42
S&P Composite 1500 Health Care (Sector) Index-TR▼ (Style-Specific Index)	33.53
MSCI World Health Care Index▼ (Style-Specific Index)	29.97
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve (the Fed) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”1 toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp sell-off in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.75%2 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September 2021,3 the Fed declined to raise interest rates at its September 2021 Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a sell-off through most of September 2021 due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

    In this environment, the Fund’s Class A shares at NAV underperformed the S&P Composite 1500 Health Care (Sector) Index-TR for the fiscal year. Underperformance was mainly attributed to weaker stock selection in biotechnology and health care services. This was partially offset by our overweight allocation to life sciences tools and services and strong stock selection within health care technology.

    At the stock level, the top three individual contributors to absolute Fund performance during the fiscal year were UnitedHealth, Eli Lilly and HCA Healthcare. UnitedHealth is the largest managed care company in the US and touches almost every segment of US health care. This impressive enterprise has a strong growth profile, with a unique strategy and market position. While COVID-19 has hindered numerous health care companies, the pandemic actually accelerated many of UnitedHealth’s strategic initiatives, including virtual home care, data-driven coordinated care and specialty pharmacy at home. Eli Lilly’s Alzheimer’s drug Donanemab had positive phase 2 data released in January 2021 and the stock rose in early June 2021 as approval of Biogen’s Alzheimer’s drug Aduhelm increased the likelihood that Donanemab will be approved based on existing data and earlier than expected. In addition, Eli Lilly’s diabetes and metabolic disease drug Tirzepatide continued to put up strong and differentiated data through the fiscal year. HCA Healthcare operates hospitals, surgery centers, emergency rooms and urgent care centers. The company reported better-than-expected quarterly results, driven by robust volume growth across most categories and an improved payor mix, which expanded profit margins.

    At the stock level, the top three individual detractors from absolute Fund performance during the fiscal year were Olema Pharmaceuticals, Amedisys and Ultragenyx Pharmaceuticals. Olema Pharmaceuticals is a clinical stage biotechnology company researching targeted therapies for women’s cancers. Though Olema provided no major pipeline updates, the stock declined in the first and second quarters of 2021 in sympathy with the broader biotechnology industry. Amedisys is a home health and hospice company. Over the summer, the company reported better-than-expected earnings but slightly missed on revenue expectations and provided lower-than-expected full-year guidance. The company’s hospice care segment experienced hiring difficulties, employee turnover issues and referral difficulty as a result of the pandemic. Ultragenyx is a biopharmaceutical company that develops treatments for rare and ultra-rare genetic diseases. The stock price was pressured after trials of a gene therapy for Angelman Syndrome had been put on clinical hold in the fourth quarter of last year, and efforts to restart the trial were delayed. We exited our position in Olema Pharmaceuticals, Amedisys and Ultragenyx Pharmaceuticals during the fiscal year.

    Please note effective December 18, 2020, Justin Livengood, CFA was added as a portfolio manager of the Fund. Looking ahead, we believe in the tremendous growth potential presented by the health care sector, particularly in the biotechnology, diagnostics, life science tools and medical device industries, among others. We have identified three main themes within health care that we believe are driving growth: genetic revolution, the evolution of the biotech ecosystem and disruptive medical technologies. We invest in premier health care companies that we believe are positioned to compound multi-year growth.

2                      Invesco Health Care Fund

We combine in-depth health care experience with bottom-up fundamental analysis to evaluate company management, identify growth prospects and manage risk.

    We thank you for your investment in the Invesco Health Care Fund.

1	Source: US Federal Reserve

2	Source: Bloomberg LP

3	Source: Bureau of Labor Statistics, July 13, 2021

4	Source: Lipper Inc.

Portfolio manager(s):

Justin Livengood

Henry Wu

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                      Invesco Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                      Invesco Health Care Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.93%
10 Years	13.32
5 Years	13.62
1 Year	21.14
Class C Shares
Inception (3/1/99)	9.40%
10 Years	13.28
5 Years	14.06
1 Year	26.26
Class Y Shares
Inception (10/3/08)	12.14%
10 Years	14.25
5 Years	15.20
1 Year	28.52
Investor Class Shares
Inception (7/15/05)	9.76%
10 Years	13.96
5 Years	14.91
1 Year	28.17
Class R6 Shares
10 Years	14.13%
5 Years	15.24
1 Year	28.64

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                      Invesco Health Care Fund

Supplemental Information

Invesco Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The S&P Composite 1500 Health Care (Sector) Index-TR comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® Health Care sector.
∎

The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                      Invesco Health Care Fund

Fund Information

Portfolio Composition

By industry	% of total net assets

Health Care Equipment	26.50%

Life Sciences Tools & Services	17.62

Biotechnology	15.09

Pharmaceuticals	14.56

Managed Health Care	10.18

Health Care Supplies	4.49

Health Care Facilities	4.47

Health Care Technology	3.98

Health Care Services	1.36

Money Market Funds Plus Other Assets Less Liabilities	1.75

Top 10 Equity Holdings*
% of total net assets

1. UnitedHealth Group, Inc.	7.00%

2. Thermo Fisher Scientific, Inc.	4.35

3. Danaher Corp.	4.04

4. Eli Lilly and Co.	3.88

5. Intuitive Surgical, Inc.	3.73

6. IDEXX Laboratories, Inc.	3.47

7. HCA Healthcare, Inc.	3.02

8. AstraZeneca PLC, ADR	2.85

9. Abbott Laboratories	2.69

10. Anthem, Inc.	2.48

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7                      Invesco Health Care Fund

Schedule of Investments(a)

October 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests-98.25%

Biotechnology-15.09%

AbbVie, Inc.	303,533	$34,806,129

Acceleron Pharma, Inc.(b)	26,679	4,646,948

Alnylam Pharmaceuticals, Inc.(b)	74,760	11,928,706

Amgen, Inc.	37,991	7,862,997

Arcus Biosciences, Inc.(b)(c)	150,974	5,048,571

Argenx SE, ADR (Netherlands)(b)	34,583	10,442,683

Biohaven Pharmaceutical Holding Co. Ltd.(b)(c)	89,505	12,738,352

Biomea Fusion, Inc.(b)(c)	147,909	1,588,543

CareDx, Inc.(b)	119,143	6,076,293

Genmab A/S, ADR (Denmark)(b)	255,313	11,397,172

Gilead Sciences, Inc.	222,072	14,408,031

Halozyme Therapeutics, Inc.(b)	212,818	8,101,981

Horizon Therapeutics PLC(b)	177,322	21,262,681

Intellia Therapeutics, Inc.(b)	25,791	3,429,687

Legend Biotech Corp., ADR(b)(c)	36,596	1,921,290

Mirati Therapeutics, Inc.(b)(c)	31,283	5,913,113

Moderna, Inc.(b)	35,226	12,160,367

Natera, Inc.(b)	130,239	14,921,482

PMV Pharmaceuticals, Inc.(b)(c)	100,501	2,373,834

Regeneron Pharmaceuticals, Inc.(b)	35,025	22,413,899

Seagen, Inc.(b)	52,222	9,208,305

SpringWorks Therapeutics, Inc.(b)(c)	33,453	2,243,358

Sutro Biopharma, Inc.(b)(c)	237,110	4,780,138

TG Therapeutics, Inc.(b)	94,419	2,947,761

Twist Bioscience Corp.(b)	34,544	4,103,827

United Therapeutics Corp.(b)	50,406	9,615,449

Veracyte, Inc.(b)(c)	120,038	5,747,419

Zai Lab Ltd., ADR (China)(b)	26,086	2,723,378

Zentalis Pharmaceuticals, Inc.(b)(c)	83,958	6,753,582
		261,565,976

Health Care Equipment-26.50%

Abbott Laboratories	361,723	46,622,477

Axonics, Inc.(b)(c)	88,581	6,497,416

Danaher Corp.	224,652	70,039,754

DexCom, Inc.(b)	33,729	21,020,250

Edwards Lifesciences Corp.(b)	222,719	26,686,191

Globus Medical, Inc., Class A(b)	211,518	16,322,844

IDEXX Laboratories, Inc.(b)	90,441	60,246,368

Inari Medical, Inc.(b)	89,073	8,062,888

Inmode Ltd.(b)	54,860	5,197,436

Insulet Corp.(b)	66,627	20,655,703

Intuitive Surgical, Inc.(b)	178,866	64,593,879

Masimo Corp.(b)	63,038	17,873,795

Medtronic PLC	166,989	20,015,302

Penumbra, Inc.(b)(c)	45,604	12,611,786

ResMed, Inc.	51,563	13,556,428

Shockwave Medical, Inc.(b)	50,595	10,812,151

Stryker Corp.	144,929	38,561,259
		459,375,927

Health Care Facilities-4.47%

HCA Healthcare, Inc.	208,836	52,305,065

Surgery Partners, Inc.(b)	239,756	9,863,562

	Shares	Value
Health Care Facilities-(continued)
Tenet Healthcare Corp.(b)	212,775	$15,247,456
		77,416,083

Health Care Services-1.36%
AMN Healthcare Services, Inc.(b)	44,342	4,376,555
CVS Health Corp.	130,188	11,623,185
Guardant Health, Inc.(b)(c)	65,010	7,592,518
		23,592,258

Health Care Supplies-4.49%
Alcon, Inc. (Switzerland)(c)	124,432	10,372,651
Align Technology, Inc.(b)	39,119	24,424,730
Cooper Cos., Inc. (The)	39,211	16,347,850
West Pharmaceutical Services, Inc.	62,001	26,652,990
		77,798,221

Health Care Technology-3.98%
Health Catalyst, Inc.(b)(c)	122,520	6,449,453
Inspire Medical Systems, Inc.(b)	98,181	26,467,634
Omnicell, Inc.(b)	51,849	9,236,899
Phreesia, Inc.(b)	152,441	10,753,188
Veeva Systems, Inc., Class A(b)	50,988	16,163,706
		69,070,880

Life Sciences Tools & Services-17.62%
10X Genomics, Inc., Class A(b)(c)	55,166	8,896,621
Agilent Technologies, Inc.	256,195	40,348,150
Bio-Rad Laboratories, Inc., Class A(b)	23,994	19,067,552
Bio-Techne Corp.	35,939	18,819,457
Charles River Laboratories International, Inc.(b)	78,472	35,208,817
IQVIA Holdings, Inc.(b)	107,817	28,185,520
Lonza Group AG (Switzerland)	17,014	13,973,744
Maravai LifeSciences Holdings, Inc., Class A(b)	289,737	12,252,978
Medpace Holdings, Inc.(b)	24,476	5,545,038
Mettler-Toledo International, Inc.(b)	11,237	16,640,649
Quanterix Corp.(b)	92,355	4,674,086
Repligen Corp.(b)	91,407	26,553,733
Thermo Fisher Scientific, Inc.	118,998	75,334,064
		305,500,409

Managed Health Care-10.18%
Anthem, Inc.	98,653	42,926,880
Humana, Inc.	26,393	12,224,182
UnitedHealth Group, Inc.	263,639	121,397,850
		176,548,912

Pharmaceuticals-14.56%
Arvinas, Inc.(b)	43,863	3,797,659
AstraZeneca PLC (United Kingdom)	37,628	4,694,996
AstraZeneca PLC, ADR (United Kingdom)	791,534	49,375,891
Catalent, Inc.(b)	201,286	27,749,288
Eli Lilly and Co.	264,270	67,325,425
Merck & Co., Inc.	146,371	12,887,967
Novo Nordisk A/S, Class B (Denmark)	214,666	23,611,698
Roche Holding AG (Switzerland)	73,753	28,572,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Health Care Fund

	Shares	Value

Pharmaceuticals-(continued)
Zoetis, Inc.	159,537	$34,491,899
		252,507,687
Total Common Stocks & Other Equity Interests (Cost $1,124,101,230)		1,703,376,353

Money Market Funds-1.53%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	9,024,801	9,024,801
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	7,096,716	7,098,845
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	10,314,059	10,314,059
Total Money Market Funds (Cost $26,435,885)		26,437,705
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.78% (Cost $1,150,537,115)		1,729,814,058

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.99%
Invesco Private Government Fund, 0.02%(d)(e)(f)	20,776,049	$20,776,049
Invesco Private Prime Fund, 0.11%(d)(e)(f)	48,458,064	48,477,448
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $69,253,497)		69,253,497
TOTAL INVESTMENTS IN SECURITIES-103.77% (Cost $1,219,790,612)		1,799,067,555
OTHER ASSETS LESS LIABILITIES-(3.77)%		(65,313,606)
NET ASSETS-100.00%		$1,733,753,949

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$9,212,825	$130,997,306	$(131,185,330)	$-	$-	$9,024,801	$2,086
Invesco Liquid Assets Portfolio, Institutional Class	8,099,318	92,703,922	(93,703,807)	(916)	328	7,098,845	1,824
Invesco Treasury Portfolio, Institutional Class	10,528,943	149,711,207	(149,926,091)	-	-	10,314,059	948
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,336,493	201,637,354	(183,197,798)	-	-	20,776,049	2,507	*
Invesco Private Prime Fund	3,504,739	343,765,053	(298,793,778)	-	1,434	48,477,448	34,671	*
Total	$33,682,318	$918,814,842	$(856,806,804)	$(916)	$1,762	$95,691,202	$42,036

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Health Care Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $1,124,101,230)*	$1,703,376,353
Investments in affiliated money market funds, at value (Cost $95,689,382)	95,691,202
Cash	1,056,123
Foreign currencies, at value (Cost $988)	982
Receivable for: Investments sold	10,671,806
Fund shares sold	204,677
Dividends	2,787,821
Investment for trustee deferred compensation and retirement plans	255,824
Other assets	40,722
Total assets	1,814,085,510

Liabilities:
Payable for: Investments purchased	8,998,023
Fund shares reacquired	791,611
Collateral upon return of securities loaned	69,253,497
Accrued fees to affiliates	811,475
Accrued other operating expenses	156,904
Trustee deferred compensation and retirement plans	320,051
Total liabilities	80,331,561
Net assets applicable to shares outstanding	$1,733,753,949

Net assets consist of:
Shares of beneficial interest	$814,730,004
Distributable earnings	919,023,945
$1,733,753,949

Net Assets:
Class A	$896,054,424
Class C	$29,390,827
Class Y	$60,526,996
Investor Class	$745,607,368
Class R6	$2,174,334

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	17,814,236
Class C	946,174
Class Y	1,170,905
Investor Class	14,820,410
Class R6	41,960
Class A:
Net asset value per share	$50.30
Maximum offering price per share (Net asset value of $50.30 ÷ 94.50%)	$53.23
Class C:
Net asset value and offering price per share	$31.06
Class Y:
Net asset value and offering price per share	$51.69
Investor Class:
Net asset value and offering price per share	$50.31
Class R6:
Net asset value and offering price per share	$51.82

*	At October 31, 2021, securities with an aggregate value of $67,549,087 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Health Care Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $310,847)	$12,624,866

Dividends from affiliated money market funds (includes securities lending income of $144,033)	148,891

Total investment income	12,773,757

Expenses:

Advisory fees	10,034,876

Administrative services fees	242,151

Distribution fees:
Class A	2,116,334

Class C	290,192

Investor Class	1,756,452

Transfer agent fees – A, C, Y and Investor	2,020,252

Transfer agent fees – R6	416

Trustees’ and officers’ fees and benefits	45,578

Registration and filing fees	111,248

Reports to shareholders	61,242

Professional services fees	149,419

Other	12,751

Total expenses	16,840,911

Less: Fees waived and/or expense offset arrangement(s)	(16,041)

Net expenses	16,824,870

Net investment income (loss)	(4,051,113)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	353,710,033

Affiliated investment securities	1,762

Foreign currencies	71,502

353,783,297

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	45,158,958

Affiliated investment securities	(916)

Foreign currencies	(43,195)

45,114,847

Net realized and unrealized gain	398,898,144

Net increase in net assets resulting from operations	$394,847,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$ (4,051,113)	$1,130,113

Net realized gain	353,783,297	99,547,594

Change in net unrealized appreciation	45,114,847	62,553,401

Net increase in net assets resulting from operations	394,847,031	163,231,108

Distributions to shareholders from distributable earnings:
Class A	(51,038,869)	(26,366,873)

Class C	(3,032,486)	(1,306,960)

Class Y	(3,235,578)	(1,567,121)

Investor Class	(42,472,982)	(22,563,713)

Class R6	(48,621)	(3,940)

Total distributions from distributable earnings	(99,828,536)	(51,808,607)

Share transactions-net:
Class A	1,975,758	(18,107,030)

Class C	(2,348,157)	1,624,450

Class Y	6,894,946	2,617,317

Investor Class	(1,056,978)	(27,198,605)

Class R6	1,657,633	329,365

Net increase (decrease) in net assets resulting from share transactions	7,123,202	(40,734,503)

Net increase in net assets	302,141,697	70,687,998

Net assets:
Beginning of year	1,431,612,252	1,360,924,254

End of year	$1,733,753,949	$1,431,612,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/21	$41.82	$(0.11)	$11.49	$11.38	$(0.01)	$(2.89)	$(2.90)	$50.30	28.20%	$896,054	1.02%		1.02%		(0.24)%	78%
Year ended 10/31/20	38.59	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.82	12.32	740,884	1.06		1.06		0.08	17
Year ended 10/31/19	37.89	0.08	3.52	3.60	–	(2.90)	(2.90)	38.59	10.46	700,483	1.08		1.08		0.22	11
Year ended 10/31/18	37.84	(0.02)	2.52	2.50	–	(2.45)	(2.45)	37.89	7.03	687,513	1.09		1.09		(0.06)	36
Year ended 10/31/17	32.93	(0.05)	5.77	5.72	(0.07)	(0.74)	(0.81)	37.84	17.73	722,643	1.12		1.12		(0.12)	36
Class C
Year ended 10/31/21	26.99	(0.29)	7.25	6.96	–	(2.89)	(2.89)	31.06	27.26	29,391	1.77		1.77		(0.99)	78
Year ended 10/31/20	25.48	(0.18)	3.06	2.88	–	(1.37)	(1.37)	26.99	11.46	27,720	1.81		1.81		(0.67)	17
Year ended 10/31/19	26.20	(0.13)	2.31	2.18	–	(2.90)	(2.90)	25.48	9.62	24,570	1.83		1.83		(0.53)	11
Year ended 10/31/18	27.10	(0.21)	1.76	1.55	–	(2.45)	(2.45)	26.20	6.24	45,895	1.84		1.84		(0.81)	36
Year ended 10/31/17	23.91	(0.22)	4.15	3.93	–	(0.74)	(0.74)	27.10	16.84	56,741	1.87		1.87		(0.87)	36
Class Y
Year ended 10/31/21	42.90	0.00	11.79	11.79	(0.11)	(2.89)	(3.00)	51.69	28.52	60,527	0.77		0.77		0.01	78
Year ended 10/31/20	39.54	0.14	4.79	4.93	(0.20)	(1.37)	(1.57)	42.90	12.62	43,816	0.81		0.81		0.33	17
Year ended 10/31/19	38.67	0.18	3.59	3.77	–	(2.90)	(2.90)	39.54	10.70	38,519	0.83		0.83		0.47	11
Year ended 10/31/18	38.47	0.07	2.58	2.65	–	(2.45)	(2.45)	38.67	7.32	36,930	0.84		0.84		0.19	36
Year ended 10/31/17	33.48	0.05	5.85	5.90	(0.17)	(0.74)	(0.91)	38.47	18.01	35,924	0.87		0.87		0.13	36
Investor Class
Year ended 10/31/21	41.83	(0.11)	11.49	11.38	(0.01)	(2.89)	(2.90)	50.31	28.20	745,607	1.02		1.02		(0.24)	78
Year ended 10/31/20	38.60	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.83	12.33	618,818	1.06		1.06		0.08	17
Year ended 10/31/19	37.90	0.08	3.52	3.60	–	(2.90)	(2.90)	38.60	10.45	597,301	1.08		1.08		0.22	11
Year ended 10/31/18	37.85	(0.02)	2.52	2.50	–	(2.45)	(2.45)	37.90	7.03	583,069	1.09		1.09		(0.06)	36
Year ended 10/31/17	32.94	(0.04)	5.76	5.72	(0.07)	(0.74)	(0.81)	37.85	17.72	595,801	1.12		1.12		(0.12)	36
Class R6
Year ended 10/31/21	42.97	0.04	11.83	11.87	(0.13)	(2.89)	(3.02)	51.82	28.66	2,174	0.69		0.69		0.09	78
Year ended 10/31/20	39.61	0.16	4.79	4.95	(0.22)	(1.37)	(1.59)	42.97	12.65	374	0.77		0.77		0.37	17
Year ended 10/31/19	38.71	0.20	3.60	3.80	–	(2.90)	(2.90)	39.61	10.77	52	0.77		0.77		0.53	11
Year ended 10/31/18	38.49	0.09	2.58	2.67	–	(2.45)	(2.45)	38.71	7.37	41	0.79		0.79		0.24	36
Period ended 10/31/17(d)	36.35	0.05	2.09	2.14	–	–	–	38.49	5.89	14	0.78	(e)	0.78	(e)	0.22 (e)	36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of April 04, 2017.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Health Care Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14                      Invesco Health Care Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

15                      Invesco Health Care Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 350 million	0.750%

Next $350 million	0.650%

Next $1.3 billion	0.550%

Next $2 billion	0.450%

Next $2 billion	0.400%

Next $2 billion	0.375%

Over $8 billion	0.350%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75% of the Fund’s average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $13,380.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

16                      Invesco Health Care Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $98,627 in front-end sales commissions from the sale of Class A shares and $1,659 and $1,077 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2021, the Fund incurred $38,398 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,632,523,051	$70,853,302	$–	$1,703,376,353

Money Market Funds	26,437,705	69,253,497	–	95,691,202

Total Investments	$1,658,960,756	$140,106,799	$–	$1,799,067,555

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,661.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

17                      Invesco Health Care Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020

Ordinary income*	$16,339,203	$3,603,383

Long-term capital gain	83,489,333	48,205,224

Total distributions	$99,828,536	$51,808,607

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed long-term capital gain	$343,577,617

Net unrealized appreciation – investments	579,024,183

Net unrealized appreciation – foreign currencies	15,167

Temporary book/tax differences	(232,754)

Late-Year ordinary loss deferral	(3,360,268)

Shares of beneficial interest	814,730,004

Total net assets	$1,733,753,949

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $1,253,746,133 and $1,351,049,455, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$597,323,683

Aggregate unrealized (depreciation) of investments	(18,299,500)

Net unrealized appreciation of investments	$579,024,183

Cost of investments for tax purposes is $1,220,043,372.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of an equalization payment, on October 31, 2021, undistributed net investment income (loss) was increased by $767,781, undistributed net realized gain was decreased by $10,391,784 and shares of beneficial interest was increased by $9,624,003. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	1,021,136	$47,149,711	1,293,821	$51,850,610

Class C	253,829	7,316,274	366,145	9,605,592

Class Y	355,766	16,886,586	410,958	17,042,917

Investor Class	137,542	6,363,951	150,759	5,981,461

Class R6	34,237	1,708,753	7,776	345,817

Issued as reinvestment of dividends:
Class A	1,048,926	46,121,227	588,599	23,755,862

Class C	103,744	2,835,324	47,165	1,236,669

Class Y	62,753	2,829,545	33,361	1,378,148

Investor Class	899,683	39,568,061	522,381	21,083,288

Class R6	980	44,284	40	1,655

18                      Invesco Health Care Fund

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	138,688	$6,338,338	42,503	$1,734,470

Class C	(223,346)	(6,338,338)	(65,583)	(1,734,470)

Reacquired:
Class A	(2,111,190)	(97,633,518)	(2,360,788)	(95,447,972)

Class C	(215,019)	(6,161,417)	(285,183)	(7,483,341)

Class Y	(269,011)	(12,821,185)	(397,046)	(15,803,748)

Investor Class	(1,012,104)	(46,988,990)	(1,353,682)	(54,263,354)

Class R6	(1,953)	(95,404)	(421)	(18,107)

Net increase (decrease) in share activity	224,661	$7,123,202	(999,195)	$(40,734,503)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                      Invesco Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Health Care Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                      Invesco Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,083.60	$5.36	$1,020.06	$5.19	1.02%
Class C	1,000.00	1,079.60	9.28	1,016.28	9.00	1.77
Class Y	1,000.00	1,085.00	4.05	1,021.32	3.92	0.77
Investor Class	1,000.00	1,083.60	5.36	1,020.06	5.19	1.02
Class R6	1,000.00	1,085.50	3.52	1,021.83	3.41	0.67

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                      Invesco Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Health Care Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the MSCI World Health Care Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that the Fund’s peer group includes funds that are more narrowly focused in certain health care sub-sectors than the Fund. The Board noted that stock selection in certain health care industries negatively impacted performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other

22                      Invesco Health Care Fund

performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23                      Invesco Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$93,752,333
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	54.67%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$16,016,104

24                      Invesco Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                      Invesco Health Care Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	GHC-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco International Bond Fund

Nasdaq:

A: OIBAX ∎ C: OIBCX ∎ R: OIBNX ∎ Y: OIBYX ∎ R5: INBQX ∎ R6: OIBIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

27	Consolidated Financial Statements

30	Consolidated Financial Highlights

31	Notes to Consolidated Financial Statements

41	Report of Independent Registered Public Accounting Firm

42	Fund Expenses

43	Approval of Investment Advisory and Sub-Advisory Contracts

45	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco International Bond Fund (the Fund), at net asset value (NAV), outperformed the FTSE Non-U.S. Dollar World Govenment Bond Index.

   Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.54%
Class C Shares	-4.29
Class R Shares	-3.80
Class Y Shares	-3.29
Class R5 Shares	-3.16
Class R6 Shares	-3.17
FTSE Non-U.S. Dollar World Government Bond Index▼	-4.32
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼	0.84
JP Morgan EMBI Global Diversified Index▼	4.41
Custom Invesco International Bond Index∎	-1.04
Source(s):▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended October 31, 2021, global fixed income markets were characterized by volatility as investors grappled with pivots in central bank communications (particularly from the US Federal Reserve (the Fed), which drives markets globally), anticipated growth projections, and inflation concerns on the back of extraordinary monetary and fiscal support globally.

Positive news on coronavirus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns towards the end of 2020 on political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections globally. Despite uncertainty leading up to the 2020 US presidential election, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases.

In the first quarter of 2021, US bond yields rose sharply due to an improving economic outlook and concerns about rising inflation. The ability to control COVID-19 continued to be a major determining factor in the growth of economies. Following the swift approval of several COVID-19 vaccines for public distribution, countries rolled out vaccine programs with varying degrees of success. Amid a relatively slow vaccine rollout, the Eurozone experienced a resurgence in COVID-19 infections and reestablished various lockdown measures, which put pressure on the region’s nascent economic recovery. Meanwhile, the US benefited from an expedited vaccine rollout and passage of a $1.9 trillion fiscal stimulus package, further boosting its economic recovery. As growth rebounded, concerns about rising inflation returned and investors reconsidered implications for US monetary policy, triggering a repricing of US interest rates and a subsequent selloff in global fixed income markets. The US dollar ended the quarter up 3.7%.

Nevertheless, central banks across developed countries affirmed their commitment to maintain accommodative monetary policies in support of economic recovery. The Fed reiterated its commitment to maintain the federal funds rate at ultra-low levels given its new policy framework of targeting average inflation. The European Central Bank maintained its main stimulus measures and accelerated its bond buying program to counter the Eurozone’s rising borrowing costs. While most central banks across emerging market (EM) economies left policy rates unchanged, central banks in Brazil and Russia began to tighten monetary policy.

In the second quarter of 2021, the Fed’s commentary was the primary influence on global fixed income markets. In early April, the Fed reiterated its average inflation targeting framework and its intent to be patient in reducing accommodative policies. This quelled investor concerns that arose in the first quarter and spurred solid performance across interest rates, currency, and corporate credit for much of the second quarter. Nevertheless, the market was spooked again in June when Fed comments in the face of economic growth and rising inflation were interpreted to suggest earlier policy tightening than investors anticipated. This perceived “hawkish pivot” drove down Treasury yields as investors questioned the Fed’s ability to avoid a policy error. Volatility rippled outward, roiling global markets and amplifying inflationary pressures in emerging markets, where several central banks (Russia, Brazil, Mexico) tightened monetary policy. After falling in April and May, the US dollar strengthened in the second half of June to end the quarter down only slightly.

  In the third quarter of 2021, investor anxiety increased due to concerns about growth prospects, inflation and the Fed’s slightly less accommodative tone, all of which combined to drive volatility in global fixed income markets and push the 10-year US Treasury yield higher. The Delta variant spurred escalating COVID-19 cases globally and subdued optimism for reopening plans (and ultimately growth prospects). Meanwhile, supply chain issues proved more extensive and enduring, which led to elevated inflation data. The Fed anticipated these issues were transitory and driven by COVID-19 disruptions but suggested that tapering its $120 billion in monthly asset purchases could begin earlier than expected. This accelerated the anticipated time frame for future rate hikes. Emerging market central banks generally continued (Russia, Brazil, Mexico) or accelerated (Chile, Czech Republic, Peru) their monetary policy tightening, while China issued an array of new regulations. The US dollar was flat in July, drifted higher in August and rose in September, ending the quarter more than 2% higher.

  Compared to the Custom Invesco International Bond Index, the Fund’s credit exposure and foreign currency exposure contributed positively to relative Fund performance, while interest rate exposure detracted. The top contributors to relative Fund performance were interest rate positioning in Germany, credit positioning in Greece and positioning in the Euro, while the top detractors were interest rate positioning in Canada, Mexico and Brazil.

  Entering 2021, portfolio positioning continued to favor emerging market rates and foreign currency (FX) exposure given attractive yields, global growth acceleration, and less of a need for central bank rate hikes amidst a low inflationary environment, as well as less attractive negative/low-yielding rates and FX in developed market (DM) countries. Yet a recalibration of yields occurred at the end of the first quarter as investors weighed enthusiasm over economic reopenings versus apprehension at the prospect of rising interest rates in the US. A spike in the US 10-year Treasury yield rippled through global markets, particularly emerging markets. Supported by a stronger vaccine distribution effort and economic recovery, the US dollar rose against major peers. As a result, the Fund’s higher EM and currency exposure led to underperformance in the first quarter.

  This pattern of central bank commentary driving market volatility continued in the second and third quarters of 2021 following the June Fed meeting which noted higher inflation and the potential for an earlier-than-expected tapering of asset purchases. While the Fund was positioned for anticipated yield curve steepening in the second quarter of 2021, we instead saw significant flattening following the meeting, as investors priced in a

2	Invesco International Bond Fund

potential policy error. In the third quarter, the Delta variant led to a resurgence of COVID-19 in many parts of the world, stoking growth concerns, which also drove a rally in the US dollar. Over this time, the Fund continued to maintain an overweight to emerging market rates versus developed market rates. While the allocation was not larger than historically, the market underperformance has been historic, with EM rates having their worst year since 2003.

  Many EM central banks preempted the Fed’s anticipated tapering by responding to higher domestic inflation prints, not having the luxury of seeing through temporary inflation the way the Fed does. However, we expect those inflation prints to be relatively transitory and expect inflation to be materially lower in EMs next year as compared to now. We believe that we are most likely at or maybe even past peak acceleration in EM rate hikes. While we expect some further pressures over the next few quarters, we do believe it will be more gradual, as the early hikers are nearing the end of the current cycle, the new hikers will most likely be gradual, and only a few with high negative real rates may accelerate over the next few months. As a result, we believe emerging market rates are at quite attractive levels outright and especially when compared to US interest rates, and believe this area of the market offers a compelling opportunity.

  Inflation expectations remain pressure points for global interest rate markets and developed market central banks have begun signaling a gradual removal of the extraordinary monetary stimulus provided over the last 18 months. Higher interest rate expectations have buoyed the US dollar recently, but we believe the factors that have contributed to US dollar strength are now behind us and high US twin deficits will ultimately weigh on the dollar. While conditions in the US will continue to have an outsized effect on the rest of the world, we expect global growth will remain resilient and continue to find attractive yields abroad, particularly in emerging markets. In this regard, we believe the opportunity remains quite favorable, and the Fund is well positioned to capitalize.

  Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

  Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

  We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

  Thank you for investing in Invesco International Bond Fund.

Portfolio manager(s):

Hemant Baijal

Chris Kelly

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco International Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco International Bond Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (6/15/95)	6.14%
10 Years	1.17
5 Years	0.35
1 Year	-7.64

Class C Shares
Inception (6/15/95)	6.06%
10 Years	1.02
5 Years	0.49
1 Year	-5.23

Class R Shares
Inception (3/1/01)	5.57%
10 Years	1.33
5 Years	0.96
1 Year	-3.80

Class Y Shares
Inception (9/27/04)	4.66%
10 Years	1.88
5 Years	1.51
1 Year	-3.29

Class R5 Shares
10 Years	1.70%
5 Years	1.39
1 Year	-3.16

Class R6 Shares
Inception (1/27/12)	1.97%
5 Years	1.63
1 Year	-3.17

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Bond Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Bond Fund. Note: The Fund was subsequently renamed the Invesco International Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

  Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco International Bond Fund

Supplemental Information

Invesco International Bond Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Custom Invesco International Bond Index is an index composed of 50% FTSE Non-U.S. Dollar World Government Bond Index, 30% JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index and 20% JP Morgan EMBI Global Diversified Index.
∎	The FTSE Non-U.S. Dollar World Government Bond Index is a broad benchmark providing exposure to the global sovereign fixed income market, excluding the US.
∎	The JP Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.
∎	The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks the traded market for US-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco International Bond Fund

Fund Information

Portfolio Composition

By security type		% of total net assets
Non-U.S. Dollar Denominated Bonds & Notes		57.57%
U.S. Dollar Denominated Bonds & Notes		18.46
U.S. Treasury Securities		8.22
Asset-Backed Securities		7.97
Security Types Each Less Than 1% of Portfolio		0.42
Money Market Funds Plus Other Assets Less Liabilities		7.36

Top Five Debt Issuers*
		% of total net assets
1.	U.S. Treasury Bills	8.22%
2.	Hellenic Republic Bond	5.70
3.	Brazil Notas do Tesouro Nacional	5.04
4.	Colombian TES	4.82
5.	Province of Ontario	4.80

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7	Invesco International Bond Fund

Consolidated Schedule of Investments

October 31, 2021

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–57.57%(a)
Argentina–2.96%
Argentina Treasury Bond BONCER,
1.20%, 03/18/2022	ARS	693,367,280	$ 12,356,103
1.40%, 03/25/2023	ARS	1,711,725,360	30,022,162
1.50%, 03/25/2024	ARS	988,313,000	16,581,322
4.00%, 04/27/2025	ARS	117,500,000	4,378,698
Argentine Bonos del Tesoro, 15.50%, 10/17/2026	ARS	135,000,000	524,814
Provincia de Buenos Aires Government Bonds, 37.88% (BADLAR + 3.75%), 04/12/2025(b)(c)	ARS	120,000,000	1,003,430
			64,866,529

Austria–0.28%
Erste Group Bank AG, 4.25%(b)(d)(e)	EUR	5,000,000	6,124,481

Belgium–0.15%
KBC Group N.V., 4.75%(b)(d)(e)	EUR	2,600,000	3,191,484

Brazil–5.15%
Brazil Notas do Tesouro Nacional,
Series B, 6.00%, 05/15/2055	BRL	28,000,000	19,710,716
Series F, 10.00%, 01/01/2029	BRL	565,000,000	90,629,216
Swiss Insured Brazil Power Finance S.a r.l., 9.85%, 07/16/2032(b)	BRL	13,857,000	2,289,531
			112,629,463

Canada–7.13%
Province of Manitoba, 7.75%, 12/22/2025	CAD	25,000,000	25,068,863
Province of Ontario, 6.50%, 03/08/2029	CAD	100,000,000	105,069,166
Province of Quebec, 8.50%, 04/01/2026	CAD	25,000,000	25,991,395
			156,129,424

Chile–0.65%
Bonos de la Tesoreria de la Republica en pesos, 2.80%, 10/01/2033(b)	CLP	16,000,000,000	14,246,589

China–4.79%
China Development Bank, Series 2103, 3.30%, 03/03/2026	CNY	530,000,000	83,590,971
China Government Bond, 3.72%, 04/12/2051	CNY	130,000,000	21,112,582
			104,703,553

	Principal Amount		Value
Colombia–5.24%
Colombian TES,
Series B, 6.25%,11/26/2025	COP	360,000,000,000	$ 93,550,274
Series B, 7.75%, 09/18/2030	COP	45,000,000,000	11,926,317
Fideicomiso PA Concesion Ruta al Mar, 6.75%, 02/15/2044(b)	COP	8,000,000,000	1,636,130
Fideicomiso PA Costera, Series B, 6.25%, 01/15/2034(b)	COP	6,107,644,400	1,679,680
PA Autopista Rio Magdalena, 6.05%, 06/15/2036(b)	COP	23,500,000,000	5,869,797
			114,662,198

Egypt–1.60%
Egypt Government Bond,
16.30%, 01/01/2023	EGP	10,200,000	667,182
14.35%, 09/10/2024	EGP	50,000,000	3,195,520
14.48%, 04/06/2026	EGP	300,000,000	19,305,636
Egypt Government International Bond, 4.75%, 04/16/2026(b)	EUR	10,400,000	11,822,418
			34,990,756

France–0.27%
Accor S.A., 2.63%(b)(d)(e)	EUR	2,500,000	2,771,692
Electricite de France S.A., 3.00%(b)(d)(e)	EUR	2,600,000	3,096,356
			5,868,048

Germany–0.66%
Bayer AG, 2.38%, 11/12/2079(b)(d)	EUR	5,000,000	5,780,704
Commerzbank AG, 6.13%(b)(d)(e)	EUR	2,400,000	3,009,863
Deutsche Lufthansa AG, 4.38%, 08/12/2075(b)(d)	EUR	5,000,000	5,670,584
			14,461,151

Greece–5.72%

Hellenic Republic Government Bond,
1.88%, 01/24/2052(b)	EUR	110,000,000	124,850,506
Series GDP, 0.00%, 10/15/2042	EUR	107,000,000	347,575
			125,198,081

India–2.64%
India Government Bond,
8.40%, 07/28/2024	INR	1,997,000,000	29,000,757
8.15%, 11/24/2026	INR	500,000,000	7,309,573
State of Gujarat India, 7.52%, 05/24/2027	INR	500,000,000	7,038,225
State of Maharashtra India, 7.99%, 10/28/2025	INR	500,000,000	7,215,271

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco International Bond Fund

	Principal Amount		Value
India–(continued)
State of Tamil Nadu India, 8.53%, 03/09/2026	INR	500,000,000	$ 7,289,913
			57,853,739

Italy–3.45%
Italy Buoni Poliennali Del Tesoro,
1.65%, 03/01/2032(b)	EUR	47,000,000	56,764,166
1.50%, 04/30/2045(b)	EUR	17,000,000	18,734,957
			75,499,123

Ivory Coast–0.43%
Ivory Coast Government International Bond, 4.88%, 01/30/2032(b)	EUR	8,338,000	9,452,642

Mexico–3.66%
Mexican Bonos,
Series M, 8.00%, 12/07/2023	MXN	190,000,000	9,426,564
Series M, 5.75%, 03/05/2026	MXN	560,000,000	25,706,099
Series M, 7.75%, 05/29/2031	MXN	600,000,000	29,619,390
Series M, 7.75%, 11/13/2042	MXN	150,000,000	7,163,219
Series M 30, 8.50%, 11/18/2038	MXN	160,000,000	8,215,001
			80,130,273

Netherlands–1.34%
ABN AMRO Bank N.V., 4.38%(b)(d)(e)	EUR	5,800,000	7,174,102
Cooperatieve Rabobank U.A.,
4.63%(b)(d)(e)	EUR	5,000,000	6,320,678
4.38%(b)(d)(e)	EUR	4,600,000	5,852,342
Stichting AK Rabobank Certificaten, 19.44%(b)(e)(f)	EUR	6,252,450	10,059,508
			29,406,630

New Zealand–0.81%
New Zealand Government Bond, 2.75%, 05/15/2051	NZD	26,000,000	17,723,973

Portugal–0.39%
Caixa Geral de Depositos S.A., 10.75%(b)(d)(e)	EUR	7,000,000	8,408,194

Romania–0.20%
Romanian Government International Bond, 2.00%, 04/14/2033(b)	EUR	4,106,000	4,450,012

Russia–1.85%
Mos.ru, 5.00%, 08/22/2034	RUB	103,214,252	0

	Principal Amount		Value
Russia–(continued)
Russian Federal Bond - OFZ,
4.50%, 07/16/2025	RUB	2,000,000,000	$ 24,900,067
5.70%, 05/17/2028	RUB	700,000,000	8,692,648
Series 6221, 7.70%, 03/23/2033	RUB	500,000,000	6,882,753
			40,475,468

South Africa–5.13%
Republic of South Africa Government Bond,
Series 2032, 8.25%, 03/31/2032	ZAR	187,300,000	10,759,827
Series 2037, 8.50%, 01/31/2037	ZAR	1,380,000,000	75,278,887
Series 2048, 8.75%, 02/28/2048	ZAR	272,000,000	14,620,844
Series R186, 10.50%, 12/21/2026	ZAR	160,000,000	11,485,434
			112,144,992

Spain–0.92%
CaixaBank S.A., 3.63%(b)(d)(e)	EUR	7,400,000	8,156,491
Repsol International Finance B.V., 3.75%(b)(d)(e)	EUR	5,000,000	6,111,922
Telefonica Europe B.V., 2.88%(b)(d)(e)	EUR	5,000,000	5,902,460
			20,170,873

Supranational–0.53%
African Development Bank,
0.00%, 04/05/2046(g)	ZAR	600,000,000	4,856,028
0.00%, 01/17/2050(g)	ZAR	310,000,000	1,917,824
International Finance Corp., 0.00%, 03/23/2038(g)	MXN	350,000,000	4,815,836
			11,589,688

Sweden–0.13%
Heimstaden Bostad AB, 3.38%(b)(d)(e)	EUR	2,500,000	2,889,884

Switzerland–0.25%
Dufry One B.V., 2.00%, 02/15/2027(b)	EUR	5,000,000	5,469,324

United Kingdom–1.24%
Gatwick Airport Finance PLC, 4.38%, 04/07/2026(b)	GBP	5,400,000	7,491,604
Gatwick Funding Ltd.,
3.13%, 09/28/2039(b)	GBP	650,000	920,823
3.25%, 02/26/2048(b)	GBP	2,500,000	3,654,030
International Consolidated Airlines Group S.A.,
2.75%, 03/25/2025(b)	EUR	2,400,000	2,770,409
1.50%, 07/04/2027(b)	EUR	2,600,000	2,739,229

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco International Bond Fund

	Principal Amount		Value

United Kingdom–(continued)
Nationwide Building Society, 5.75%(b)(d)(e)	GBP	2,500,000	$ 3,736,212
NatWest Group PLC, 4.50%(d)(e)	GBP	4,300,000	5,906,583
			27,218,890
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,343,482,396)			1,259,955,462

U.S. Dollar Denominated Bonds & Notes–18.46%
Angola–0.23%
Angolan Government International Bond,
8.00%, 11/26/2029(b)		$2,500,000	2,484,275
9.38%, 05/08/2048(b)		2,500,000	2,489,875
			4,974,150

Argentina–0.75%
Argentine Bonad Bonds, 0.10%, 11/30/2021		11,514,175	11,171,628
Argentine Republic Government International Bond, 0.50%, 07/09/2030(f)		15,000,000	5,154,000
			16,325,628

Brazil–1.11%
Azul Investments L.L.P., 7.25%, 06/15/2026(b)		3,750,000	3,484,331
B2W Digital Lux S.a.r.l., 4.38%, 12/20/2030(b)		3,135,000	2,919,720
Banco do Brasil S.A., 9.00%(b)(d)(e)		2,500,000	2,715,650
Braskem Netherlands Finance B.V., 4.50%, 01/31/2030(b)		2,400,000	2,438,472
Brazilian Government International Bond, 4.75%, 01/14/2050		5,000,000	4,282,200
CSN Inova Ventures, 6.75%, 01/28/2028(b)		2,500,000	2,658,125
Klabin Austria GmbH, 5.75%, 04/03/2029(b)		1,000,000	1,090,000
Minerva Luxembourg S.A., 4.38%, 03/18/2031(b)(h)		5,000,000	4,759,750
			24,348,248

Chile–0.12%
AES Andes S.A., 6.35%, 10/07/2079(b)(d)		2,500,000	2,594,300

	Principal Amount	Value

China–1.22%
CIFI Holdings Group Co. Ltd.,
6.55%, 03/28/2024(b)	$800,000	$ 789,377
6.45%, 11/07/2024(b)	450,000	443,400
6.00%, 07/16/2025(b)	2,500,000	2,446,320
Country Garden Holdings Co. Ltd.,
5.13%, 01/17/2025(b)	1,500,000	1,476,850
5.40%, 05/27/2025(b)	3,500,000	3,467,425
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/2026(b)	4,022,000	3,985,659
KWG Group Holdings Ltd.,
5.88%, 11/10/2024(b)	1,000,000	852,008
5.95%, 08/10/2025(b)	1,500,000	1,181,250
Logan Group Co. Ltd.,
7.50%, 08/25/2022(b)	2,260,000	2,224,199
4.25%, 07/12/2025(b)	1,500,000	1,356,936
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/2024(b)	1,500,000	1,388,015
Prosus N.V., 4.03%, 08/03/2050(b)	2,500,000	2,352,277
Shimao Group Holdings Ltd.,
6.13%, 02/21/2024(b)	2,500,000	2,371,875
5.60%, 07/15/2026(b)	2,500,000	2,365,432
		26,701,023

Colombia–1.43%
Bancolombia S.A., 4.88%, 10/18/2027(d)	10,000,000	10,112,600
Colombia Government International Bond,
4.13%, 02/22/2042	7,500,000	6,809,925
5.00%, 06/15/2045	10,000,000	9,885,300
Ecopetrol S.A., 4.63%, 11/02/2031	4,546,000	4,518,247
		31,326,072

Denmark–0.12%
Danske Bank A/S, 6.13%(b)(d)(e)	2,500,000	2,654,688

Dominican Republic–0.25%
Dominican Republic International Bond,
4.88%, 09/23/2032(b)	3,300,000	3,357,783
5.30%, 01/21/2041(b)	2,110,000	2,094,196
		5,451,979

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco International Bond Fund

	Principal Amount	Value
Ecuador–0.09%
Ecuador Government International Bond, 5.00%, 07/31/2030(b)(f)	$2,500,000	$ 2,081,250

Egypt–0.79%
Egypt Government International Bond,
6.59%, 02/21/2028(b)	4,059,000	3,993,812
7.63%, 05/29/2032(b)	6,500,000	6,303,316
8.50%, 01/31/2047(b)	5,000,000	4,634,180
8.88%, 05/29/2050(b)	2,500,000	2,363,013
		17,294,321

El Salvador–0.19%
El Salvador Government International Bond,
7.75%, 01/24/2023(b)	2,500,000	2,218,125
8.25%, 04/10/2032(b)	2,500,000	1,971,250
		4,189,375

France–0.23%
Societe Generale S.A., 4.75%(b)(d)(e)	5,000,000	5,134,250

Ghana–0.63%
Ghana Government International Bond,
7.88%, 03/26/2027(b)	7,500,000	6,982,297
7.75%, 04/07/2029(b)	7,500,000	6,702,540
		13,684,837

Guatemala–0.36%
Guatemala Government Bond,
4.90%, 06/01/2030(b)	4,000,000	4,346,280
3.70%, 10/07/2033(b)	3,623,000	3,617,113
		7,963,393

Hong Kong–0.11%
Melco Resorts Finance Ltd., 4.88%, 06/06/2025(b)(h)	2,500,000	2,475,625

India–0.75%
Adani Green Energy Ltd., 4.38%, 09/08/2024(b)	3,977,000	4,031,094
JSW Steel Ltd., 3.95%, 04/05/2027(b)	6,000,000	6,060,099
Reliance Industries Ltd., 4.88%, 02/10/2045(b)	5,000,000	6,263,325
		16,354,518

	Principal Amount	Value
Indonesia–0.59%
PT Indofood CBP Sukses Makmur Tbk, 4.75%, 06/09/2051(b)	$5,000,000	$ 5,075,863
PT Indonesia Asahan Aluminium (Persero), 5.45%, 05/15/2030(b)	2,500,000	2,860,950
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.38%, 02/05/2050(b)	5,000,000	5,054,125
		12,990,938

Iraq–0.09%
Iraq International Bond, 5.80%, 01/15/2028(b)	2,031,250	1,980,723

Ireland–0.51%
Coriolanus DAC,
Series 116, 0.00%, 04/30/2025(b)(g)	1,213,279	1,197,806
Series 119, 0.00%, 04/30/2025(b)(g)	1,290,781	1,274,320
Series 120, 0.00%, 04/30/2025(b)(g)	1,846,551	1,823,002
Series 122, 0.00%, 04/30/2025(b)(g)	1,415,634	1,397,581
Series 124, 0.00%, 04/30/2025(b)(g)	1,136,990	1,122,491
Series 126, 0.00%, 04/30/2025(b)(g)	1,453,681	1,435,143
Series 127, 0.00%, 04/30/2025(b)(g)	1,683,788	1,662,315
0.00%, 04/30/2025(b)(g)	1,321,503	1,304,650
		11,217,308

Japan–0.37%
SoftBank Group Corp.,
4.63%, 07/06/2028(b)	5,075,000	5,003,211
5.25%, 07/06/2031(b)	3,000,000	3,010,095
		8,013,306

Kazakhstan–0.12%
KazMunayGas National Co. JSC, 3.50%, 04/14/2033(b)	2,500,000	2,593,675

Macau–0.22%
MGM China Holdings Ltd., 5.88%, 05/15/2026(b)	2,500,000	2,502,038
Sands China Ltd., 2.85%, 03/08/2029(b)	2,500,000	2,349,275
		4,851,313

Mexico–1.59%
Alpek S.A.B. de C.V., 3.25%, 02/25/2031(b)(h)	2,443,000	2,421,990
Banco Mercantil del Norte S.A., 8.38%(b)(d)(e)	2,500,000	2,925,900

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco International Bond Fund

	Principal Amount	Value

Mexico–(continued)
Braskem Idesa S.A.P.I.,
7.45%, 11/15/2029(b)	$5,000,000	$ 5,312,500
6.99%, 02/20/2032(b)	2,076,000	2,127,900
Cemex S.A.B. de C.V.,
3.88%, 07/11/2031(b)	3,500,000	3,517,325
5.13%(b)(d)(e)(h)	3,457,000	3,576,004
Nemak S.A.B. de C.V., 3.63%, 06/28/2031(b)	4,254,000	3,987,785
Petroleos Mexicanos,
6.38%, 01/23/2045	5,000,000	4,326,175
6.35%, 02/12/2048	5,000,000	4,272,950
7.69%, 01/23/2050	2,500,000	2,392,600
		34,861,129

Netherlands–0.10%
ING Groep N.V., 6.75%(b)(d)(e)	2,000,000	2,179,354

Nigeria–0.14%
Nigeria Government International Bond, 7.88%, 02/16/2032(b)	3,000,000	3,067,782

Oman–0.40%
Oman Government International Bond, 6.75%, 01/17/2048(b)	8,600,000	8,722,163

Pakistan–0.12%
Pakistan Government International Bond, 8.88%, 04/08/2051(b)	2,500,000	2,521,380

South Africa–0.38%
Eskom Holdings SOC Ltd., 7.13%, 02/11/2025(b)	2,500,000	2,609,210
Republic of South Africa Government International Bond, 5.65%, 09/27/2047(h)	2,500,000	2,374,630
Sasol Financing USA LLC, 4.38%, 09/18/2026	3,249,000	3,306,020
		8,289,860

Sri Lanka–0.07%
Sri Lanka Government International Bond, 7.55%, 03/28/2030(b)	2,500,000	1,577,150

Switzerland–1.75%
Credit Suisse Group AG,
7.50%(b)(d)(e)	2,500,000	2,663,750
7.50%(b)(d)(e)	4,500,000	4,916,250
6.25%(b)(d)(e)	7,800,000	8,408,478
5.25%(b)(d)(e)	5,000,000	5,206,250

	Principal Amount	Value

Switzerland–(continued)
UBS Group AG,
7.00%(b)(d)(e)(i)	$7,500,000	$ 8,114,588
7.00%(b)(d)(e)(i)	7,900,000	8,902,312
		38,211,628

Tanzania–0.22%
HTA Group Ltd., 7.00%, 12/18/2025(b)	4,500,000	4,721,490

Thailand–0.25%
Krung Thai Bank PCL, 4.40%(b)(d)(e)	3,000,000	2,998,710
Muang Thai Life Assurance PCL, 3.55%, 01/27/2037(b)(d)	2,450,000	2,469,771
		5,468,481

Ukraine–0.94%
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.63%, 11/08/2026(b)	2,400,000	2,374,342
Ukraine Government International Bond,
8.99%, 02/01/2024(b)	3,750,000	4,106,850
6.88%, 05/21/2029(b)	2,500,000	2,555,265
7.38%, 09/25/2032(b)	6,000,000	6,187,320
1.26%, 05/31/2040(b)	5,000,000	5,281,400
		20,505,177

United Kingdom–2.22%
abrdn PLC, 4.25%, 06/30/2028(b)	2,500,000	2,722,475
BP Capital Markets PLC, 4.88%(d)(e)	3,500,000	3,818,710
HSBC Holdings PLC,
6.00%(d)(e)	12,149,000	13,219,570
6.38%(d)(e)	2,500,000	2,696,875
M&G PLC, 6.50%, 10/20/2048(b)(d)	2,500,000	3,011,945
Petrofac Ltd., 9.75%, 11/15/2026(b)	3,640,000	3,604,619
Standard Chartered PLC,
6.00%(b)(d)(e)(h)	7,500,000	8,171,250
4.30%(b)(d)(e)(h)	5,439,000	5,236,506
Vodafone Group PLC, 4.13%, 06/04/2081(d)	6,136,000	6,107,529
		48,589,479
Total U.S. Dollar Denominated Bonds & Notes (Cost $409,467,442)		403,915,993

U.S. Treasury Securities–8.22%
U.S. Treasury Bills–8.22%
0.05%, 03/10/2022 (Cost $179,970,330)(j)(k)	179,970,330	179,964,526

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco International Bond Fund

	Principal Amount		Value

Asset-Backed Securities–7.97%
Alba PLC, Series 2007-1, Class F, 3.32% (3 mo. GBP LIBOR + 3.25%), 03/17/2039(b)(c)	GBP	1,481,650	$ 1,979,152
Eurohome UK Mortgages PLC,
Series 2007-1, Class M2, 0.57% (3 mo. GBP LIBOR + 0.50%), 06/15/2044(b)(c)	GBP	4,000,000	4,979,335
Series 2007-1, Class B1, 0.97% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(b)(c)	GBP	5,275,000	6,175,222
Series 2007-2, Class B1, 1.47% (3 mo. GBP LIBOR + 1.40%), 09/15/2044(b)(c)	GBP	4,000,000	5,067,694
Series 2007-1, Class M1, 0.37% (3 mo. GBP LIBOR + 0.30%), 06/15/2044(b)(c)	GBP	5,200,000	6,588,557
Series 2007-2, Class B2, 4.07% (3 mo. GBP LIBOR + 4.00%), 09/15/2044(b)(c)	GBP	3,750,000	5,124,203
Eurosail PLC, Series 2007-4X, Class D1A, 1.82% (3 mo. GBP LIBOR + 1.75%), 06/13/2045(b)(c)	GBP	5,302,374	6,776,081
Grifonas Finance No. 1 PLC, Class B, 0.00% (6 mo. EURIBOR + 0.52%), 08/28/2039(b)(c)	EUR	5,000,000	5,458,337
Ludgate Funding PLC, Series 2007-1, Class RES, 1.00%, 01/01/2061(b)(l)	GBP	207,500,000	11,839,739
Mansard Mortgages PLC, Series 2007-2X, Class B2, 3.07% (3 mo. GBP LIBOR + 3.00%), 12/15/2049(b)(c)	GBP	6,362,234	8,536,617
Newgate Funding PLC,
Series 2006-2, Class CB, 0.00% (3 mo. EURIBOR + 0.43%), 12/01/2050(b)(c)	EUR	1,911,888	2,127,816
Series 2007-2X, Class CB, 0.00% (3 mo. EURIBOR + 0.44%), 12/15/2050(b)(c)	EUR	2,547,072	2,657,390
Series 2007-1X, Class CB, 0.00% (3 mo. EURIBOR + 0.38%), 12/01/2050(b)(c)	EUR	1,442,210	1,523,974

	Principal Amount		Value
ResLoC UK PLC, Series 2007-1X, Class D1A, 0.66% (3 mo. EURIBOR + 1.20%), 12/15/2043(b)(c)	EUR	5,160,211	$ 5,538,250
RMAC Securities No. 1 PLC, Series 2006-NS4X, Class B1C, 0.31% (3 mo. EURIBOR + 0.85%), 06/12/2044(b)(c)	EUR	9,893,480	10,874,191
Towd Point Mortgage Funding PLC,
Series 2019-GR4X, Class ER, 1.45% (SONIA + 1.40%), 10/20/2051(b)(c)	GBP	700,000	960,449
Series 2019-GR4X, Class FR, 2.10% (SONIA + 2.05%), 10/20/2051(b)(c)	GBP	3,000,000	4,116,200
Series 2019-GR4X, Class BR, 0.90% (SONIA + 0.85%), 10/20/2051(b)(c)	GBP	10,000,000	13,713,877
Series 2019-GR4X, Class CR, 1.10% (SONIA + 1.05%), 10/20/2051(b)(c)	GBP	3,000,000	4,116,212
Series 2019-GR4X, Class DR, 1.25% (SONIA + 1.20%), 10/20/2051(b)(c)	GBP	1,400,000	1,920,899
Series 2019-GR4X, Class GR, 2.55% (SONIA + 2.50%), 10/20/2051(b)(c)	GBP	2,500,000	3,428,647
Sestante Finance S.r.l., Series 2005, Class C1, 0.25% (3 mo. EURIBOR + 0.80%), 07/15/2045(b)(c)	EUR	9,700,000	5,573,857
IM Pastor 4, FTA,
Series A, 0.00% (3 mo. EURIBOR + 0.14%), 03/22/2044(b)(c)	EUR	9,433,648	10,208,360
Series B, 0.00% (3 mo. EURIBOR + 0.19%), 03/22/2044(b)(c)	EUR	3,800,000	2,705,974
Titulizacion de Activos Sociedad Gestora de Fondos de Titulizacion S.A., Series 27, Class A3, 0.00% (3 mo. EURIBOR + 0.19%), 12/28/2050(b)(c)	EUR	33,863,260	35,156,719
Lusitano Mortgages No. 5 PLC, Class D, 0.41% (3 mo. EURIBOR + 0.96%), 07/15/2059(b)(c)	EUR	7,158,910	7,317,017
Total Asset-Backed Securities (Cost $166,074,518)			174,464,769

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco International Bond Fund

	Shares	Value
Preferred Stocks–0.41%
United States–0.41%
AT&T, Inc., 2.88%, Series B, Pfd.(d) (Cost $8,958,979)	7,700,000	$ 8,935,664

Common Stocks & Other Equity Interests–0.01%

Argentina–0.01%
TMF Trust Company S.A.(m) (Cost $311,650)	30,720,147	308,194

Money Market Funds–0.04%
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(n)(o) (Cost $937,547)	936,985	937,266

Options Purchased–1.38%
(Cost $41,238,204)(p)		30,110,787
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-94.06% (Cost $2,150,441,066)		2,058,592,661

Investment Abbreviations:

ARS	– Argentina Peso
BADLAR	– Buenos Aires Deposits of Large Amounts Rate
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLP	– Chile Peso
CNY	– Chinese Yuan Renminbi
COP	– Colombia Peso
EGP	– Egypt Pound
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
INR	– Indian Rupee
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
NZD	– New Zealand Dollar
Pfd.	– Preferred
RUB	– Russian Ruble
SONIA	– Sterling Overnight Index Average
ZAR	– South African Rand

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.50%
Invesco Private Government Fund, 0.02%(n)(o)(q)	3,260,112	$ 3,260,112
Invesco Private Prime Fund, 0.11%(n)(o)(q)	7,603,886	7,606,928
Total Investments Purchased with Cash Collateral from Securities On Loan (Cost $10,867,040)		10,867,040
TOTAL INVESTMENTS IN SECURITIES–94.56% (Cost $2,161,308,106)		2,069,459,701
OTHER ASSETS LESS LIABILITIES–5.44%		119,109,378
NET ASSETS–100.00%		$2,188,569,079

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco International Bond Fund

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $854,034,037, which represented 39.02% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Zero coupon bond issued at a discount.
(h)	All or a portion of this security was out on loan at October 31, 2021.
(i)	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
(j)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1M and Note 1P.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$95,184,516	$943,912,010	$(1,039,096,526)	$ -	$ -	$ -	$16,472
Invesco Liquid Assets Portfolio, Institutional Class	67,971,646	674,222,864	(741,254,918)	6,794	(9,120)	937,266	13,313
Invesco Treasury Portfolio, Institutional Class	108,782,305	1,078,756,583	(1,187,538,888)	-	-	-	7,553
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	15,624,218	(12,364,106)	-	-	3,260,112	187*
Invesco Private Prime Fund	-	34,856,091	(27,249,163)	-	-	7,606,928	2,366*
Total	$271,938,467	$2,747,371,766	$(3,007,503,601)	$6,794	$(9,120)	$11,804,306	$39,891

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(p)	The table below details options purchased.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Call	Goldman Sachs International	12/08/2021	USD	0.76	AUD	66,600,000	$ 316,030
EUR versus CHF	Call	Morgan Stanley and Co. International PLC	02/16/2022	CHF	1.10	EUR	2,500,000	167,684
EUR versus USD	Call	Bank of America, N.A.	11/02/2021	USD	1.30	EUR	12,000,000	14
USD versus JPY	Call	Goldman Sachs International	04/06/2026	JPY	115.00	USD	43,000,000	1,291,634
USD versus JPY	Call	Goldman Sachs International	04/09/2026	JPY	115.00	USD	43,000,000	1,290,473
Subtotal – Foreign Currency Call Options Purchased								3,065,835

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Purchased(a) –(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
EUR versus CZK	Put	J.P. Morgan Chase Bank, N.A.	02/07/2022	CZK	25.40	EUR	100,000,000	$ 108,548
EUR versus PLN	Put	Bank of America, N.A.	11/18/2021	PLN	4.28	EUR	1,000,000	253
EUR versus PLN	Put	Bank of America, N.A.	11/26/2021	PLN	4.28	EUR	1,000,000	353
EUR versus PLN	Put	Bank of America, N.A.	02/15/2022	PLN	4.45	EUR	2,500,000	224,079
EUR versus PLN	Put	J.P. Morgan Chase Bank, N.A.	11/02/2021	PLN	4.48	EUR	75,000,000	87
EUR versus PLN	Put	Morgan Stanley and Co. International PLC	11/25/2021	PLN	4.50	EUR	2,500,000	137,177
EUR versus RUB	Put	Goldman Sachs International	12/16/2021	RUB	85.25	EUR	100,000,000	116
EUR versus SEK	Put	UBS AG	02/18/2022	SEK	9.60	EUR	2,500,000	268,663
USD versus BRL	Put	Goldman Sachs International	12/16/2021	BRL	4.60	USD	5,000,000	4,200
USD versus BRL	Put	Goldman Sachs International	12/21/2021	BRL	4.50	USD	4,000,000	2,096
USD versus BRL	Put	Goldman Sachs International	06/03/2022	BRL	4.75	USD	10,000,000	419,920
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	03/09/2022	BRL	5.10	USD	5,000,000	531,615
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	03/30/2022	BRL	4.75	USD	5,000,000	154,855
USD versus BRL	Put	Morgan Stanley and Co. International PLC	01/14/2022	BRL	5.25	USD	2,500,000	234,390
USD versus CAD	Put	Bank of America, N.A.	01/14/2022	CAD	1.19	USD	5,000,000	424,800
USD versus CAD	Put	Goldman Sachs International	05/12/2022	CAD	1.19	USD	45,000,000	214,830
USD versus CNH	Put	Goldman Sachs International	11/04/2021	CNH	6.43	USD	75,000,000	249,075
USD versus CNH	Put	Goldman Sachs International	01/10/2022	CNH	6.44	USD	50,000,000	353,600
USD versus CNH	Put	Goldman Sachs International	05/17/2022	CNH	6.25	USD	10,000,000	1,051,330
USD versus CNH	Put	Standard Chartered Bank PLC	01/20/2022	CNH	6.35	USD	2,500,000	493,770
USD versus COP	Put	Bank of America, N.A.	12/03/2021	COP	3,650.00	USD	50,000,000	135,650
USD versus COP	Put	Goldman Sachs International	01/12/2022	COP	3,700.00	USD	50,000,000	553,250
USD versus CZK	Put	Morgan Stanley and Co. International PLC	11/05/2021	CZK	21.10	USD	80,000,000	480
USD versus INR	Put	Bank of America, N.A.	02/03/2022	INR	75.00	USD	50,000,000	299,450
USD versus INR	Put	Standard Chartered Bank PLC	12/17/2021	INR	74.50	USD	50,000,000	42,450
USD versus INR	Put	Standard Chartered Bank PLC	02/24/2022	INR	74.50	USD	100,000,000	426,000
USD versus JPY	Put	Bank of America, N.A.	01/12/2022	JPY	111.00	USD	200,000,000	730,600
USD versus JPY	Put	Goldman Sachs International	01/12/2022	JPY	110.75	USD	100,000,000	327,600
USD versus JPY	Put	Goldman Sachs International	01/14/2022	JPY	111.10	USD	50,000,000	196,600
USD versus KRW	Put	Bank of America, N.A.	01/14/2022	KRW	1,160.00	USD	50,000,000	359,950
USD versus KRW	Put	Goldman Sachs International	11/01/2021	KRW	1,135.00	USD	37,500,000	37
USD versus KRW	Put	Goldman Sachs International	12/17/2021	KRW	1,160.00	USD	50,000,000	242,650
USD versus RUB	Put	J.P. Morgan Chase Bank, N.A.	01/28/2022	RUB	67.75	USD	5,000,000	450,215
USD versus SGD	Put	Goldman Sachs International	11/19/2021	SGD	1.33	USD	100,000,000	20,400
USD versus SGD	Put	Goldman Sachs International	12/03/2021	SGD	1.31	USD	6,250,000	65,400
USD versus SGD	Put	J.P. Morgan Chase Bank, N.A.	12/23/2021	SGD	1.33	USD	120,000,000	157,080
USD versus THB	Put	Standard Chartered Bank PLC	11/24/2021	THB	32.50	USD	75,000,000	75
USD versus ZAR	Put	Bank of America, N.A.	02/23/2022	ZAR	14.30	USD	50,000,000	350,850
USD versus ZAR	Put	Goldman Sachs International	12/17/2021	ZAR	14.70	USD	100,000,000	619,000
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	11/18/2021	ZAR	14.40	USD	50,000,000	18,400
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	12/23/2021	ZAR	14.50	USD	50,000,000	34,350
Subtotal – Foreign Currency Put Options Purchased								9,904,244
Total Foreign Currency Options Purchased								$12,970,079

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $ 31,660,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco International Bond Fund

Open Over-The-Counter Interest Rate Swaptions Purchased(a)

Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value		Value

Interest Rate Risk

30 Year Interest Rate Swap	Put	Goldman Sachs International	2.50%	Pay	3 Month USD LIBOR	Quarterly	06/05/2023	USD	125,000,000	$4,105,982

30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.50	Pay	3 Month USD LIBOR	Quarterly	07/10/2023	USD	375,000,000	13,034,726

Total Interest Rate Swaptions Purchased										$17,140,708

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $ 31,660,000.

Open Over-The-Counter Credit Default Swaptions Written(a)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value		Value

Credit Risk

Goldman Sachs International	Put	1.06%	Markit CDX North America High Yield Index, Series 37, Version 1	5.00%	Quarterly	12/15/2021	3.047%	USD	50,000,000	$(169,050)

Goldman Sachs International	Put	1.07	Markit CDX North America High Yield Index, Series 37, Version 1	5.00	Quarterly	12/15/2021	3.047	USD	50,000,000	(201,440)

Goldman Sachs International	Put	1.07	Markit CDX North America High Yield Index, Series 37, Version 1	5.00	Quarterly	12/15/2021	3.047	USD	50,000,000	(242,099)

J.P. Morgan Chase Bank, N.A.	Put	4.00	Markit iTraxx Europe Crossover Index, Series 36, Version 1	5.00	Quarterly	02/16/2022	2.616	EUR	165,000,000	(930,021)

Total Credit Default Swaptions Written										$(1,542,610)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $31,660,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price			Notional Value	Value

Currency Risk

EUR versus HUF	Call	Goldman Sachs International	02/02/2022	HUF	370.00	EUR	25,000,000	$(195,884)

EUR versus NOK	Call	J.P. Morgan Chase Bank, N.A.	08/23/2022	NOK	10.70	EUR	50,000,000	(602,218)

EUR versus RUB	Call	Goldman Sachs International	01/31/2022	RUB	87.00	EUR	70,000,000	(786,219)

EUR versus RUB	Call	J.P. Morgan Chase Bank, N.A.	04/28/2022	RUB	91.00	EUR	50,000,000	(809,142)

USD versus BRL	Call	Goldman Sachs International	12/14/2021	BRL	5.75	USD	2,000,000	(703,502)

USD versus BRL	Call	Goldman Sachs International	01/11/2022	BRL	5.80	USD	60,000,000	(1,496,520)

USD versus BRL	Call	Morgan Stanley and Co. International PLC	01/04/2022	BRL	5.90	USD	70,000,000	(1,219,820)

USD versus CAD	Call	Goldman Sachs International	05/12/2022	CAD	1.27	USD	45,000,000	(433,800)

USD versus CNH	Call	Goldman Sachs International	06/10/2022	CNH	7.00	USD	37,500,000	(105,450)

USD versus CNH	Call	Standard Chartered Bank PLC	06/21/2022	CNH	6.80	USD	50,000,000	(279,900)

USD versus COP	Call	Bank of America, N.A.	12/03/2021	COP	4,000.00	USD	25,000,000	(48,400)

USD versus COP	Call	Goldman Sachs International	01/12/2022	COP	3,950.00	USD	50,000,000	(424,000)

USD versus CZK	Call	Morgan Stanley and Co. International PLC	11/05/2021	CZK	22.10	USD	100,000,000	(795,100)

USD versus INR	Call	Bank of America, N.A.	02/03/2022	INR	77.35	USD	50,000,000	(237,850)

USD versus INR	Call	Standard Chartered Bank PLC	03/15/2022	INR	77.00	USD	75,000,000	(738,525)

USD versus JPY	Call	Bank of America, N.A.	01/12/2022	JPY	116.05	USD	200,000,000	(926,000)

USD versus JPY	Call	Goldman Sachs International	01/12/2022	JPY	115.80	USD	100,000,000	(516,400)

USD versus JPY	Call	Goldman Sachs International	04/09/2026	JPY	130.00	USD	43,000,000	(509,464)

USD versus KRW	Call	Bank of America, N.A.	01/14/2022	KRW	1,220.00	USD	50,000,000	(170,200)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Written(a) –(continued)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

USD versus KRW	Call	Goldman Sachs International	12/17/2021	KRW	1,210.00	USD	50,000,000	$(125,300)

USD versus MXN	Call	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	22.00	USD	60,000,000	(258,660)

USD versus RUB	Call	Goldman Sachs International	01/17/2022	RUB	75.50	USD	50,000,000	(353,000)

USD versus RUB	Call	Goldman Sachs International	09/15/2022	RUB	80.00	USD	100,000,000	(2,705,600)

USD versus RUB	Call	J.P. Morgan Chase Bank, N.A.	02/24/2022	RUB	80.00	USD	50,000,000	(266,250)

USD versus SGD	Call	J.P. Morgan Chase Bank, N.A.	12/23/2021	SGD	1.37	USD	120,000,000	(181,080)

USD versus ZAR	Call	Bank of America, N.A.	02/23/2022	ZAR	16.00	USD	50,000,000	(1,173,300)

USD versus ZAR	Call	Goldman Sachs International	04/28/2022	ZAR	15.93	USD	30,000,000	(1,094,520)

USD versus ZAR	Call	J.P. Morgan Chase Bank, N.A.	02/18/2022	ZAR	15.80	USD	100,000,000	(2,666,200)

Subtotal – Foreign Currency Call Options Written								(19,822,304)

Currency Risk

USD versus COP	Put	Goldman Sachs International	01/12/2022	COP	3,550.00	USD	50,000,000	(121,750)

USD versus INR	Put	Bank of America, N.A.	02/03/2022	INR	73.30	USD	50,000,000	(69,000)

USD versus KRW	Put	Goldman Sachs International	11/01/2021	KRW	1,100.00	USD	37,500,000	(38)

USD versus KRW	Put	Goldman Sachs International	12/17/2021	KRW	1,140.00	USD	50,000,000	(71,750)

Subtotal – Foreign Currency Put Options Written								(262,538)

Total – Foreign Currency Options Written								$(20,084,842)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $ 31,660,000.

Open Over-The-Counter Interest Rate Swaptions Written(a)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value

Interest Rate Risk

5 Year Interest Rate Swap	Call	Bank of America, N.A.	1.14%	3 Month USD LIBOR	Receive	Quarterly	11/12/2021	USD	375,000,000	$(388,050)

10 Year Interest Rate Swap	Call	Bank of America, N.A.	2.02	3 Month CDOR	Receive	Quarterly	11/12/2021	CAD	62,500,000	(22,753)

5 Year Interest Rate Swap	Call	Bank of America, N.A.	1.19	3 Month USD LIBOR	Receive	Quarterly	11/18/2021	USD	200,000,000	(444,794)

5 Year Interest Rate Swap	Call	Bank of America, N.A.	1.22	3 Month USD LIBOR	Receive	Quarterly	11/22/2021	USD	187,500,000	(610,868)

10 Year Interest Rate Swap	Call	Goldman Sachs International	1.57	3 Month USD LIBOR	Receive	Quarterly	11/26/2021	USD	187,500,000	(1,432,161)

7 Year Interest Rate Swap	Call	Goldman Sachs International	1.42	3 Month USD LIBOR	Receive	Quarterly	11/22/2021	USD	375,000,000	(1,963,822)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	1.50	3 Month USD LIBOR	Receive	Quarterly	11/05/2021	USD	250,000,000	(379,180)

5 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	1.23	3 Month USD LIBOR	Receive	Quarterly	11/26/2021	USD	250,000,000	(890,945)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	0.89	SONIA	Receive	Annually	11/15/2021	GBP	50,000,000	(2,705,122)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	1.55	3 Month USD LIBOR	Receive	Quarterly	11/10/2021	USD	125,000,000	(548,298)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	0.26	6 Month EUR LIBOR	Receive	Semi- Annually	11/12/2021	EUR	133,500,000	(578,755)

5 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	1.24	3 Month USD LIBOR	Receive	Quarterly	11/26/2021	USD	100,000,000	(391,169)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	0.93	SONIA	Receive	Annually	11/22/2021	GBP	147,000,000	(1,485,734)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	1.60	3 Month USD LIBOR	Receive	Quarterly	11/22/2021	USD	250,000,000	(2,075,215)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco International Bond Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)–(continued)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	0.50%	6 Month EUR LIBOR	Receive	Semi-Annually	11/08/2021	EUR	81,000,000	$(5,803,915)

10 Year Interest Rate Swap	Call	Toronto-Dominion Bank (The)	1.97	3 Month CDOR	Receive	Quarterly	11/15/2021	CAD	50,000,000	(9,423)

Subtotal–Interest Rate Call Swaptions Written										(19,730,204)

Interest Rate Risk

5 Year Interest Rate Swap	Put	Bank of America, N.A.	1.34	3 Month USD LIBOR	Pay	Quarterly	11/26/2021	USD	250,000,000	(638,573)

5 Year Interest Rate Swap	Put	Bank of America, N.A.	1.34	3 Month USD LIBOR	Pay	Quarterly	11/18/2021	USD	200,000,000	(386,438)

5 Year Interest Rate Swap	Put	Bank of America, N.A.	1.76	3 Month CDOR	Pay	Quarterly	11/12/2021	CAD	125,000,000	(1,030,625)

30 Year Interest Rate Swap	Put	Goldman Sachs International	3.00	3 Month USD LIBOR	Pay	Quarterly	06/05/2023	USD	150,000,000	(2,358,484)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	1.75	3 Month USD LIBOR	Pay	Quarterly	11/22/2021	USD	62,500,000	(126,934)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	1.26	3 Month USD LIBOR	Pay	Quarterly	11/15/2021	USD	375,000,000	(1,081,650)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	(0.03)	6 Month EUR LIBOR	Pay	Semi-Annually	11/19/2021	EUR	500,000,000	(3,323,338)

Subtotal–Interest Rate Put Swaptions Written										(8,946,042)

Total Open Over-The-Counter Interest Rate Swaptions Written										$(28,676,246)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $31,660,000.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Euro-BTP	82	December-2021	$14,053,860	$(547,898)	$(547,898)

Three-Month Canadian Bankers’ Acceptance	1,000	December-2022	198,044,602	(63,434)	(63,434)

Three-Month Canadian Bankers’ Acceptance	500	September-2022	99,249,556	156,427	156,427

Subtotal–Long Futures Contracts				(454,905)	(454,905)

Short Futures Contracts

Interest Rate Risk

Euro-Bund	26	December-2021	(5,053,014)	8,777	8,777

Long Gilt	57	December-2021	(9,744,683)	301,026	301,026

U.S. Treasury 10 Year Notes	26	December-2021	(3,398,281)	59,312	59,312

U.S. Treasury 10 Year Ultra Notes	57	December-2021	(8,266,781)	135,478	135,478

U.S. Treasury Ultra Bonds	38	December-2021	(7,463,438)	(206,073)	(206,073)

Subtotal–Short Futures Contracts				298,520	298,520

Total Futures Contracts				$(156,385)	$(156,385)

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

11/03/2021	Bank of America, N.A.	BRL	43,672,000	USD	7,739,146	$1,097

12/15/2021	Bank of America, N.A.	EUR	74,287,000	USD	87,995,180	2,030,413

12/15/2021	Bank of America, N.A.	JPY	14,307,761,500	USD	128,684,429	3,091,535

12/15/2021	Bank of America, N.A.	MXN	1,636,955,700	USD	80,832,914	1,841,362

12/15/2021	Bank of America, N.A.	USD	3,417,934	AUD	4,634,896	69,248

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

12/15/2021	Bank of America, N.A.	USD	80,000,000	CAD	99,701,600	$565,858

12/15/2021	Bank of America, N.A.	USD	30,439,307	NOK	264,079,253	810,398

12/15/2021	Bank of America, N.A.	USD	73,921,088	NZD	103,706,773	347,455

12/15/2021	Bank of America, N.A.	USD	26,677,668	SEK	229,123,816	17,631

12/15/2021	Bank of America, N.A.	ZAR	165,090,871	USD	11,570,709	820,405

03/24/2022	Bank of America, N.A.	USD	900,000	RUB	72,155,250	86,886

12/15/2021	Citibank, N.A.	CLP	14,980,000,000	USD	18,835,660	510,098

12/15/2021	Citibank, N.A.	EUR	21,110,000	USD	25,007,962	579,512

12/15/2021	Citibank, N.A.	GBP	4,175,000	USD	5,778,889	64,337

12/15/2021	Citibank, N.A.	MXN	1,004,200,000	USD	49,734,291	1,276,464

11/03/2021	Goldman Sachs International	BRL	403,778,835	USD	74,973,507	3,429,718

11/12/2021	Goldman Sachs International	TRY	124,600,000	USD	14,000,000	1,105,694

12/15/2021	Goldman Sachs International	EUR	148,969,000	USD	175,069,744	2,683,117

12/15/2021	Goldman Sachs International	GBP	3,312,000	USD	4,584,417	51,101

12/15/2021	Goldman Sachs International	INR	4,634,235,000	USD	62,422,346	924,099

12/15/2021	Goldman Sachs International	JPY	1,249,985,000	USD	11,000,000	27,687

12/15/2021	Goldman Sachs International	MXN	196,525,000	USD	9,730,502	247,157

12/15/2021	Goldman Sachs International	USD	100,000,000	CAD	123,850,000	79,452

12/15/2021	Goldman Sachs International	USD	12,000,000	RUB	867,396,000	121,806

12/15/2021	Goldman Sachs International	ZAR	1,081,122,500	USD	72,800,951	2,400,963

05/13/2022	Goldman Sachs International	CAD	25,128,195	USD	20,786,000	501,656

11/03/2021	J.P. Morgan Chase Bank, N.A.	BRL	328,875,000	USD	59,297,567	1,025,659

12/15/2021	J.P. Morgan Chase Bank, N.A.	CLP	9,073,078,500	USD	11,490,000	390,583

12/15/2021	J.P. Morgan Chase Bank, N.A.	EUR	262,926,289	USD	310,957,284	6,699,510

12/15/2021	J.P. Morgan Chase Bank, N.A.	GBP	136,860,292	USD	189,434,489	2,106,292

12/15/2021	J.P. Morgan Chase Bank, N.A.	IDR	143,333,500,000	USD	10,096,042	65,354

12/15/2021	J.P. Morgan Chase Bank, N.A.	JPY	521,245,482	USD	4,754,731	179,261

12/15/2021	J.P. Morgan Chase Bank, N.A.	MXN	3,457,296	USD	171,245	4,412

12/15/2021	J.P. Morgan Chase Bank, N.A.	RUB	726,750,000	USD	10,265,265	108,979

12/15/2021	J.P. Morgan Chase Bank, N.A.	THB	758,450,000	USD	23,192,133	342,222

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	73,716,751	AUD	99,994,643	1,516,778

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	23,086,635	CAD	29,211,717	518,473

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	92,085,873	CNY	596,559,914	665,448

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	26,850,694	NOK	232,980,600	718,966

12/15/2021	J.P. Morgan Chase Bank, N.A.	ZAR	2,186,379,880	USD	151,917,792	9,546,213

01/10/2022	J.P. Morgan Chase Bank, N.A.	MXN	561,435,300	USD	27,000,000	18,624

06/27/2022	J.P. Morgan Chase Bank, N.A.	USD	70,563,204	IDR	1,127,600,000,000	6,652,197

11/03/2021	Morgan Stanley and Co. International PLC	BRL	888,153,835	USD	157,707,591	339,536

11/16/2021	Morgan Stanley and Co. International PLC	BRL	42,440,000	USD	8,000,000	499,920

12/02/2021	Morgan Stanley and Co. International PLC	BRL	778,102,244	USD	138,688,805	1,617,501

12/15/2021	Morgan Stanley and Co. International PLC	CAD	54,382,064	USD	44,000,000	55,493

12/15/2021	Morgan Stanley and Co. International PLC	EUR	38,750,000	USD	45,912,507	1,071,086

12/15/2021	Morgan Stanley and Co. International PLC	GBP	5,786,000	USD	8,008,113	88,497

12/15/2021	Morgan Stanley and Co. International PLC	MXN	1,755,427,572	USD	86,964,780	2,256,349

12/15/2021	Morgan Stanley and Co. International PLC	USD	41,155,454	AUD	55,833,151	852,047

12/15/2021	Morgan Stanley and Co. International PLC	USD	104,355,859	CAD	132,087,385	2,379,976

12/15/2021	Morgan Stanley and Co. International PLC	USD	881,505	COP	3,393,000,001	16,877

12/15/2021	Morgan Stanley and Co. International PLC	USD	7,264,301	IDR	104,736,700,000	65,325

12/15/2021	Morgan Stanley and Co. International PLC	USD	23,000,000	MXN	483,103,500	312,235

12/15/2021	Morgan Stanley and Co. International PLC	USD	10,894,762	NOK	94,518,600	290,056

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

12/15/2021	Morgan Stanley and Co. International PLC	USD	16,972,000	RUB	1,250,666,680	$505,990

12/15/2021	Morgan Stanley and Co. International PLC	USD	476,948	SEK	4,096,756	367

12/15/2021	Royal Bank of Canada	EUR	122,862,090	USD	145,565,777	3,390,011

12/15/2021	Royal Bank of Canada	USD	2,578,628	CAD	3,250,000	47,599

11/10/2021	Standard Chartered Bank PLC	USD	33,741,536	CNY	228,764,240	1,934,227

12/15/2021	Standard Chartered Bank PLC	USD	25,834,855	CNY	167,320,728	179,663

12/15/2021	Standard Chartered Bank PLC	USD	8,326,102	IDR	118,980,000,000	291

12/15/2021	Standard Chartered Bank PLC	USD	22,000,000	KRW	25,911,600,000	36,531

12/15/2021	Standard Chartered Bank PLC	USD	15,346,386	THB	514,080,000	141,362

06/27/2022	Standard Chartered Bank PLC	IDR	1,127,600,000,000	USD	77,829,928	614,527

Subtotal–Appreciation						70,939,586

Currency Risk

11/03/2021	Bank of America, N.A.	USD	8,000,000	BRL	43,672,000	(261,951)

12/15/2021	Bank of America, N.A.	CAD	64,666,004	USD	51,110,886	(1,143,763)

12/15/2021	Bank of America, N.A.	CNY	81,137,500	USD	12,523,152	(91,860)

12/15/2021	Bank of America, N.A.	NOK	425,871,464	USD	49,333,333	(1,061,985)

12/15/2021	Bank of America, N.A.	USD	60,327,974	EUR	50,935,121	(1,385,955)

12/15/2021	Bank of America, N.A.	USD	4,557,990	JPY	499,706,136	(171,592)

12/15/2021	Bank of America, N.A.	USD	48,052,385	KRW	56,302,979,642	(169,492)

12/15/2021	Bank of America, N.A.	USD	70,694,548	MXN	1,427,464,305	(1,812,035)

12/15/2021	Bank of America, N.A.	USD	18,669,207	ZAR	274,888,313	(769,169)

12/15/2021	Barclays Bank PLC	RUB	2,821,353,426	USD	38,057,482	(1,370,757)

12/15/2021	Citibank, N.A.	GBP	1,281,000	USD	1,745,154	(8,221)

12/15/2021	Citibank, N.A.	USD	11,728,652	CLP	9,327,797,093	(317,629)

12/15/2021	Citibank, N.A.	USD	100,825,003	EUR	85,165,000	(2,272,237)

12/15/2021	Citibank, N.A.	USD	60,145,917	GBP	43,454,746	(667,019)

12/15/2021	Citibank, N.A.	USD	23,715,735	MXN	478,851,519	(608,680)

11/03/2021	Goldman Sachs International	USD	71,952,372	BRL	403,778,835	(408,584)

11/12/2021	Goldman Sachs International	USD	14,937,129	TRY	124,600,000	(2,042,823)

11/30/2021	Goldman Sachs International	RUB	408,732,500	USD	5,500,000	(230,335)

12/10/2021	Goldman Sachs International	AUD	17,916,000	USD	13,209,467	(269,836)

12/15/2021	Goldman Sachs International	CNY	238,152,165	USD	36,649,508	(377,667)

12/15/2021	Goldman Sachs International	GBP	19,319,000	USD	26,318,853	(124,123)

12/15/2021	Goldman Sachs International	USD	120,580,514	EUR	101,873,000	(2,693,283)

12/15/2021	Goldman Sachs International	USD	10,732,963	GBP	7,754,000	(119,637)

12/15/2021	Goldman Sachs International	USD	58,473,736	INR	4,337,730,160	(910,233)

12/15/2021	Goldman Sachs International	USD	24,206,851	MXN	488,900,925	(614,861)

12/15/2021	Goldman Sachs International	USD	33,404,804	ZAR	477,955,935	(2,281,511)

11/03/2021	J.P. Morgan Chase Bank, N.A.	USD	58,302,850	BRL	328,875,000	(30,940)

12/15/2021	J.P. Morgan Chase Bank, N.A.	CAD	33,348,000	USD	26,352,785	(594,729)

12/15/2021	J.P. Morgan Chase Bank, N.A.	CNY	684,218,617	USD	105,617,001	(763,228)

12/15/2021	J.P. Morgan Chase Bank, N.A.	MXN	621,635,000	USD	29,932,233	(64,860)

12/15/2021	J.P. Morgan Chase Bank, N.A.	NOK	9,940,000	USD	1,145,571	(30,674)

12/15/2021	J.P. Morgan Chase Bank, N.A.	SEK	233,246,644	USD	27,158,857	(16,794)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	563,984,276	EUR	476,662,582	(12,391,295)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	43,320,445	GBP	31,297,621	(481,673)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	10,096,591	IDR	143,341,300,000	(65,358)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	6,346,257	JPY	695,719,854	(239,259)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	14,475,561	MXN	292,250,000	(372,992)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	16,871,225	THB	551,738,000	(248,951)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

12/15/2021	J.P. Morgan Chase Bank, N.A.	USD	63,921,834	ZAR	933,592,266	$(3,128,644)

01/10/2022	J.P. Morgan Chase Bank, N.A.	USD	18,319,262	MXN	380,763,300	(20,595)

11/03/2021	Morgan Stanley and Co. International PLC	USD	159,199,331	BRL	888,153,835	(1,831,276)

12/02/2021	Morgan Stanley and Co. International PLC	USD	26,963,928	BRL	151,263,591	(317,176)

12/15/2021	Morgan Stanley and Co. International PLC	CAD	57,430,770	USD	46,000,000	(408,074)

12/15/2021	Morgan Stanley and Co. International PLC	COP	480,417,200,000	USD	124,812,865	(2,389,604)

12/15/2021	Morgan Stanley and Co. International PLC	IDR	1,228,798,800,000	USD	85,226,717	(766,411)

12/15/2021	Morgan Stanley and Co. International PLC	NOK	160,901,336	USD	18,666,667	(373,524)

12/15/2021	Morgan Stanley and Co. International PLC	NZD	25,700,000	USD	18,045,281	(359,511)

12/15/2021	Morgan Stanley and Co. International PLC	USD	9,778,822	EUR	8,425,000	(29,429)

12/15/2021	Morgan Stanley and Co. International PLC	USD	131,815,769	JPY	14,450,040,000	(4,973,960)

12/15/2021	Morgan Stanley and Co. International PLC	USD	38,000,000	MXN	775,295,000	(588,019)

12/15/2021	Morgan Stanley and Co. International PLC	USD	12,413,793	ZAR	185,791,033	(315,546)

12/15/2021	Royal Bank of Canada	CAD	167,727,500	USD	131,880,262	(3,655,276)

12/15/2021	Royal Bank of Canada	GBP	2,750,000	USD	3,735,138	(28,938)

12/15/2021	Royal Bank of Canada	USD	10,500,708	EUR	8,893,721	(208,912)

12/15/2021	Royal Bank of Canada	USD	50,181,332	GBP	36,248,000	(566,705)

11/10/2021	Standard Chartered Bank PLC	CNY	197,918,880	USD	29,140,000	(1,725,432)

12/15/2021	Standard Chartered Bank PLC	CNY	103,036,414	USD	15,909,151	(110,637)

12/15/2021	Standard Chartered Bank PLC	THB	53,400,000	USD	1,594,744	(14,044)

12/15/2021	Standard Chartered Bank PLC	USD	79,520,451	IDR	1,127,600,000,000	(609,363)

12/15/2021	Standard Chartered Bank PLC	USD	4,689,627	THB	153,257,000	(72,435)

Subtotal–Depreciation						(59,979,502)

Total Forward Foreign Currency Contracts						$10,960,084

Open Centrally Cleared Credit Default Swap Agreements(a)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit iTraxx Europe Index, Series 36, Version 1	Buy	(1.00)%	Quarterly	12/20/2026	0.506%	EUR	21,500,000	$ (641,872)	$(628,731)	$ 13,141

Markit iTraxx Europe Sub Financials Index, Series 36, Version 1	Buy	(1.00)	Quarterly	12/20/2026	1.130	EUR	51,250,000	365,762	374,369	8,607

Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2026	2.453	USD	20,000,000	936,946	1,383,660	446,714

South Africa Republic International Bonds	Buy	(1.00)	Quarterly	12/20/2026	2.106	USD	2,500,000	125,183	133,085	7,902

Markit CDX North America High Yield Index, Series 37, Version 1	Buy	(5.00)	Quarterly	12/20/2026	3.047	USD	50,000,000	(4,585,760)	(4,437,450)	148,310

Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2024	1.786	USD	4,500,000	79,707	106,300	26,593

Subtotal - Appreciation								(3,720,034)	(3,068,767)	651,267

Credit Risk

Intesa Sanpaolo S.p.A.	Buy	(1.00)	Quarterly	06/20/2026	0.563	EUR	15,000,000	(249,696)	(355,453)	(105,757)

Indonesia Government International Bonds	Buy	(1.00)	Quarterly	12/20/2026	0.820	USD	11,786,000	(75,470)	(108,643)	(33,173)

Markit iTraxx Europe Senior Financials, Series 36, Version 1	Sell	1.00	Quarterly	12/20/2026	0.581	EUR	50,000,000	1,261,630	1,236,168	(25,462)

Markit CDX Emerging Markets Index, Series 36, Version 1	Sell	1.00	Quarterly	12/20/2026	1.866	USD	15,000,000	(607,243)	(617,520)	(10,277)

Subtotal - Depreciation								329,221	154,552	(174,669)

Total Centrally Cleared Credit Default Swap Agreements								$(3,390,813)	$(2,914,215)	$ 476,598

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco International Bond Fund

(a)	Centrally cleared swap agreements collateralized by $29,910,834 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of October 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(a)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	6 Month WIBOR	Semi-Annually	2.77%	Annually	11/03/2031	PLN	45,350,000	$–	$–	$–

Receive	6 Month WIBOR	Semi-Annually	(2.41)	Annually	11/03/2023	PLN	205,350,000	–	–	–

Receive	6 Month WIBOR	Semi-Annually	(2.54)	Annually	12/15/2024	PLN	136,800,000	–	125,206	125,206

Receive	3 Month JIBAR	Quarterly	(6.61)	Quarterly	10/19/2026	ZAR	336,700,000	1,844	237,924	236,080

Receive	3 Month JIBAR	Quarterly	(6.65)	Quarterly	10/11/2026	ZAR	350,000,000	–	249,752	249,752

Pay	BZDIOVRA	At Maturity	12.47	At Maturity	01/02/2029	BRL	43,070,674	–	306,546	306,546

Pay	6 Month AUD BBSW	Semi-Annually	(1.84)	Semi-Annually	09/15/2051	AUD	5,225,000	–	350,315	350,315

Receive	3 Month JIBAR	Quarterly	(7.50)	Quarterly	03/01/2031	ZAR	310,000,000	2,035	397,370	395,335

Receive	3 Month JIBAR	Quarterly	(7.15)	Quarterly	02/24/2031	ZAR	147,600,000	911	417,281	416,370

Pay	3 Month JIBAR	Quarterly	(6.75)	Quarterly	02/15/2031	ZAR	94,000,000	–	426,853	426,853

Receive	28 Day MXN TIIE	28 Day	(7.07)	28 Day	12/12/2029	MXN	572,000,000	–	636,541	636,541

Receive	6 Month CZK PRIBOR	Semi-Annually	(1.96)	Annually	08/16/2031	CZK	236,800,000	–	688,504	688,504

Receive	6 Month CZK PRIBOR	Semi-Annually	(2.05)	Annually	08/16/2023	CZK	1,098,000,000	–	902,799	902,799

Receive	6 Month WIBOR	Semi-Annually	(1.45)	Annually	05/05/2026	PLN	77,360,000	–	996,204	996,204

Receive	6 Month WIBOR	Semi-Annually	(1.44)	Annually	05/04/2026	PLN	78,000,000	–	1,019,675	1,019,675

Receive	3 Month KORIBOR	Quarterly	(1.75)	Quarterly	06/16/2027	KRW	57,000,000,000	–	1,298,454	1,298,454

Receive	28 Day MXN TIIE	28 Day	(5.62)	28 Day	01/29/2031	MXN	250,000,000	–	1,664,827	1,664,827

Receive	28 Day MXN TIIE	28 Day	(5.50)	28 Day	11/29/2030	MXN	251,250,000	–	1,749,398	1,749,398

Receive	6 Month AUD BBSW	Semi-Annually	(0.99)	Semi-Annually	10/01/2026	AUD	70,500,000	–	1,801,255	1,801,255

Receive	6 Month AUD BBSW	Semi-Annually	(0.94)	Semi-Annually	09/27/2026	AUD	69,250,000	–	1,886,854	1,886,854

Receive	3 Month COOVIBR	Quarterly	(4.20)	Quarterly	02/08/2031	COP	43,000,000,000	–	1,999,734	1,999,734

Receive	6 Month CLICP	Semi-Annually	(2.34)	Semi-Annually	03/10/2026	CLP	30,000,000,000	–	4,336,006	4,336,006

Subtotal – Appreciation								4,790	21,491,498	21,486,708

Interest Rate Risk

Pay	28 Day MXN TIIE	28 Day	4.81	28 Day	07/23/2025	MXN	1,704,500,000	–	(7,331,287)	(7,331,287)

Pay	3 Month CDOR	Semi-Annually	1.48	Semi-Annually	03/08/2024	CAD	1,280,000,000	–	(6,959,048)	(6,959,048)

Pay	28 Day MXN TIIE	28 Day	4.67	28 Day	07/02/2024	MXN	1,295,250,000	–	(4,220,069)	(4,220,069)

Pay	3 Month CDOR	Semi-Annually	0.70	Semi-Annually	02/04/2023	CAD	650,000,000	–	(3,556,324)	(3,556,324)

Pay	28 Day MXN TIIE	28 Day	6.12	28 Day	02/11/2031	MXN	660,000,000	–	(3,303,521)	(3,303,521)

Pay	BZDIOVRA	At Maturity	7.26	At Maturity	01/02/2029	BRL	67,929,022	–	(3,012,221)	(3,012,221)

Pay	3 Month KORIBOR	Quarterly	1.19	Quarterly	03/14/2023	KRW	330,000,000,000	–	(2,467,574)	(2,467,574)

Pay	3 Month CDOR	Semi-Annually	0.70	Semi-Annually	02/03/2023	CAD	420,000,000	–	(2,254,653)	(2,254,653)

Pay	BZDIOVRA	At Maturity	9.27	At Maturity	01/04/2027	BRL	101,329,264	–	(2,051,839)	(2,051,839)

Pay	3 Month NDBB	Quarterly	1.82	Semi-Annually	09/28/2026	NZD	73,500,000	–	(1,945,498)	(1,945,498)

Pay	BZDIOVRA	At Maturity	10.26	At Maturity	01/02/2029	BRL	108,365,806	–	(1,926,071)	(1,926,071)

Pay	3 Month WIBOR	Quarterly	0.85	Annually	05/04/2023	PLN	380,000,000	–	(1,883,203)	(1,883,203)

Pay	3 Month NDBB	Quarterly	1.87	Semi-Annually	10/04/2026	NZD	75,550,000	–	(1,875,644)	(1,875,644)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco International Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements(a) –(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Pay	3 Month KORIBOR	Quarterly	1.51%	Quarterly	06/16/2023	KRW	281,000,000,000	$ –	$(1,734,721)	$ (1,734,721)

Pay	BZDIOVRA	At Maturity	10.25	At Maturity	01/02/2029	BRL	76,891,753	–	(1,375,097)	(1,375,097)

Pay	6 Month CZK PRIBOR	Semi-Annually	2.15	Annually	08/16/2026	CZK	905,200,000	–	(1,373,876)	(1,373,876)

Pay	3 Month CDOR	Semi-Annually	0.88	Semi-Annually	10/20/2022	CAD	825,000,000	–	(1,347,884)	(1,347,884)

Pay	FBIL Overnight MIBOR	At Maturity	4.18	At Maturity	12/15/2022	INR	28,125,000,000	–	(982,946)	(982,946)

Pay	28 Day MXN TIIE	28 Day	6.91	28 Day	12/16/2026	MXN	1,318,000,000	–	(822,735)	(822,735)

Pay	3 Month JIBAR	Quarterly	7.48	Quarterly	02/15/2036	ZAR	149,200,000	–	(714,789)	(714,789)

Pay	FBIL Overnight MIBOR	At Maturity	4.62	At Maturity	04/25/2023	INR	11,000,000,000	–	(646,872)	(646,872)

Pay	28 Day MXN TIIE	28 Day	7.08	28 Day	06/16/2031	MXN	259,850,000	–	(482,367)	(482,367)

Pay	BZDIOVRA	At Maturity	11.29	At Maturity	01/02/2029	BRL	60,344,677	–	(406,888)	(406,888)

Pay	BZDIOVRA	At Maturity	11.62	At Maturity	01/02/2029	BRL	120,931,950	–	(359,685)	(359,685)

Receive	3 Month USD LIBOR	Quarterly	(1.62)	Semi-Annually	10/14/2031	USD	53,000,000	–	(328,742)	(328,742)

Pay	BZDIOVRA	At Maturity	11.69	At Maturity	01/02/2029	BRL	44,127,738	–	(95,282)	(95,282)

Pay	6 Month WIBOR	Semi-Annually	2.79	Annually	12/15/2031	PLN	44,800,000	–	(15,216)	(15,216)

Subtotal – Depreciation								–	(53,474,052)	(53,474,052)

Total Centrally Cleared Interest Rate Swap Agreements								$4,790	$(31,982,554)	$(31,987,344)

(a)	Centrally cleared swap agreements collateralized by $29,910,834 cash held with Counterparties.

Open Over-The-Counter Credit Default Swap Agreements(a)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00%	Quarterly	12/20/2024	0.408%	EUR	10,000,000	$122,739	$217,686	$ 94,947

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)	Quarterly	12/20/2024	0.737	EUR	5,000,000	39,866	(48,238)	(88,104)

Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 5	Sell	5.00	Quarterly	12/20/2024	3.283	EUR	10,000,000	772,325	617,284	(155,041)

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	12/20/2021	0.199	EUR	5,000,000	1,342	(6,696)	(8,038)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	5.087	EUR	5,000,000	37,140	(10,607)	(47,747)

Subtotal–Depreciation									850,673	551,743	(298,930)

Total Open Over-The-Counter Credit Default Swap Agreements									$973,412	$769,429	$(203,983)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $31,660,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco International Bond Fund

Open Over-The-Counter Interest Rate Swap Agreements(a)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	6.55%	Annually	11/01/2021	RUB 694,000,000	$–	$(795)	$(795)

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	4.89	Annually	07/01/2023	RUB 3,850,000,000	–	(3,847,324)	(3,847,324)

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	4.97	Annually	07/07/2023	RUB 3,888,000,000	–	(3,835,788)	(3,835,788)

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	4.81	Annually	07/10/2023	RUB 2,555,000,000	–	(2,624,419)	(2,624,419)

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	6.35	Annually	02/28/2025	RUB 1,150,000,000	–	(1,307,158)	(1,307,158)

Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	4.90	Annually	08/05/2023	RUB 1,700,000,000	–	(1,812,680)	(1,812,680)

Bank of America, N.A.	Pay	3 Month MOSKP	Quarterly	7.31	Annually	08/17/2024	RUB 1,375,000,000	–	(965,711)	(965,711)

Total Over-The-Counter Interest Rate Swap Agreements								$–	$(14,393,875)	$(14,393,875)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $31,660,000.

Open Centrally Cleared Inflation Rate Swap Agreements(a)

Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	United States CPI Urban Consumers NSA	At Maturity	2.42%	At Maturity	05/10/2051	USD	7,280,000	$–	$(326,981)	$(326,981)

Pay	United States CPI Urban Consumers NSA	At Maturity	2.43	At Maturity	05/07/2051	USD	10,120,000	–	(420,358)	(420,358)

Total – Centrally Cleared Inflation Swap Agreements								$–	$(747,339)	$(747,339)

(a)	Centrally cleared swap agreements collateralized by $29,910,834 cash held with Counterparties.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco International Bond Fund

Abbreviations:

AUD	–Australian Dollar
BBSW	–Bank Bill Swap Rate
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CHF	–Swiss Franc
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNH	–Chinese Renminbi
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CPI	–Consumer Price Index
CZK	–Czech Koruna
EUR	–Euro
FBIL	–Financial Benchmarks India Private Ltd.
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
JPY	–Japanese Yen
KRW	–South Korean Won
LIBOR	–London Interbank Offered Rate
MIBOR	–Mumbai Interbank Offered Rate
MOSKP	–MosPrime Rate
MXN	–Mexican Peso
NDBB	–New Zealand Dollar Bank Bill
NOK	–Norwegian Krone
NSA	–Non-Seasonally Adjusted
NZD	–New Zealand Dollar
PLN	–Polish Zloty
PRIBOR	–Prague Interbank Offerred Rate
RUB	–Russian Ruble
SEK	–Swedish Krona
SGD	–Singapore Dollar
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TRY	–Turkish Lira
USD	–U.S. Dollar
WIBOR	–Warsaw Interbank Offered Rate
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco International Bond Fund

Consolidated Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $2,149,503,519)*	$2,057,655,395
Investments in affiliated money market funds, at value (Cost $11,804,587)	11,804,306
Other investments:
Variation margin receivable–centrally cleared swap agreements	1,875,630
Swaps receivable – OTC	4,214,556
Unrealized appreciation on swap agreements – OTC	94,947
Premiums paid on swap agreements – OTC	973,412
Unrealized appreciation on forward foreign currency contracts outstanding	70,939,586
Deposits with brokers:
Cash collateral – centrally cleared swap agreements	29,910,834
Cash collateral – OTC Derivatives	31,660,000
Cash	48,096,938
Foreign currencies, at value (Cost $27,589,669)	28,026,849
Receivable for:
Investments sold	72,552,295
Fund shares sold	958,316
Dividends	8,852
Interest	30,436,922
Investment for trustee deferred compensation and retirement plans	461,898
Other assets	79,572
Total assets	2,389,750,308

Liabilities:
Other investments:
Options written, at value (premiums received $40,342,955)	50,303,698
Variation margin payable - futures contracts	194,729
Unrealized depreciation on forward foreign currency contracts outstanding	59,979,502
Swaps payable – OTC	1,817,936
Unrealized depreciation on swap agreements–OTC	14,692,805
Payable for:
Investments purchased	57,397,496
Dividends	1,050,790
Fund shares reacquired	2,354,944
Accrued foreign taxes	341,826
Collateral upon return of securities loaned	10,867,040
Accrued trustees’ and officers’ fees and benefits	95
Accrued other operating expenses	1,718,470
Trustee deferred compensation and retirement plans	461,898
Total liabilities	201,181,229
Net assets applicable to shares outstanding	$2,188,569,079

Net assets consist of:

Shares of beneficial interest	$2,502,845,877

Distributable earnings (loss)	(314,276,798)

$2,188,569,079

Net Assets:

Class A	$690,865,683

Class C	$30,413,806

Class R	$60,912,784

Class Y	$936,624,194

Class R5	$69,539

Class R6	$469,683,073

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	136,008,934

Class C	6,011,471

Class R	12,027,934

Class Y	184,463,563

Class R5	13,677

Class R6	92,606,391

Class A:
Net asset value per share	$5.08

Maximum offering price per share (Net asset value of $5.08 ÷ 95.75%)	$5.31

Class C:
Net asset value and offering price per share	$5.06

Class R:
Net asset value and offering price per share	$5.06

Class Y:
Net asset value and offering price per share	$5.08

Class R5:
Net asset value and offering price per share	$5.08

Class R6:
Net asset value and offering price per share	$5.07

*	At October 31, 2021, securities with an aggregate value of $10,548,817 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco International Bond Fund

Consolidated Statement of Operations

For the year ended October 31, 2021

Investment income:

Interest (net of foreign withholding taxes of $2,507,864)	$96,122,285

Dividends from affiliated money market funds (includes securities lending income of $3,319)	40,657

Total investment income	96,162,942

Expenses:
Advisory fees	14,317,375

Administrative services fees	362,182

Custodian fees	685,149

Distribution fees:
Class A	2,005,685

Class C	429,245

Class R	366,455

Transfer agent fees – A, C, R and Y	3,778,312

Transfer agent fees – R5	2

Transfer agent fees – R6	87,959

Trustees’ and officers’ fees and benefits	42,968

Registration and filing fees	97,193

Reports to shareholders	446,306

Professional services fees	118,266

Other	243,069

Total expenses	22,980,166

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,256,227)

Net expenses	21,723,939

Net investment income	74,439,003

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $2,539,462)	9,223,408

Affiliated investment securities	(9,120)

Foreign currencies	(2,391,724)

Forward foreign currency contracts	(68,361,604)

Futures contracts	71,528,529

Option contracts written	66,042,198

Swap agreements	(155,781,794)

(79,750,107)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $2,630,726)	(17,957,033)

Affiliated investment securities	6,794

Foreign currencies	(748,732)

Forward foreign currency contracts	13,821,814

Futures contracts	(1,036,924)

Option contracts written	(7,784,898)

Swap agreements	(42,970,919)

(56,669,898)

Net realized and unrealized gain (loss)	(136,420,005)

Net increase (decrease) in net assets resulting from operations	$(61,981,002)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco International Bond Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$74,439,003	$104,297,439

Net realized gain (loss)	(79,750,107)	(163,389,675)

Change in net unrealized appreciation (depreciation)	(56,669,898)	39,254,450

Net increase (decrease) in net assets resulting from operations	(61,981,002)	(19,837,786)

Distributions to shareholders from distributable earnings:

Class A	–	(20,409,731)

Class C	–	(1,523,192)

Class R	–	(1,757,929)

Class Y	–	(31,683,922)

Class R5	–	(234)

Class R6	–	(17,704,326)

Total distributions from distributable earnings	–	(73,079,334)

Return of capital:

Class A	(21,704,815)	(12,584,992)

Class C	(810,790)	(939,221)

Class R	(1,769,009)	(1,083,963)

Class Y	(31,503,592)	(19,536,738)

Class R5	(907)	(144)

Class R6	(17,034,255)	(10,916,729)

Total return of capital	(72,823,368)	(45,061,787)

Total distributions	(72,823,368)	(118,141,121)

Share transactions–net:
Class A	(163,005,229)	(118,606,584)

Class C	(33,693,204)	(45,052,132)

Class R	(15,250,325)	(16,467,445)

Class Y	(109,968,834)	(443,976,101)

Class R5	62,702	–

Class R6	(73,986,017)	(276,644,428)

Net increase (decrease) in net assets resulting from share transactions	(395,840,907)	(900,746,690)

Net increase (decrease) in net assets	(530,645,277)	(1,038,725,597)

Net assets:
Beginning of year	2,719,214,356	3,757,939,953

End of year	$2,188,569,079	$2,719,214,356

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco International Bond Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/21	$5.41	$0.15	$(0.33)	$(0.18)	$–	$(0.15)	$(0.15)	$5.08	(3.54)%	$690,866	1.01%		1.07%		2.73%		197%
Year ended 10/31/20	5.53	0.17	(0.10)	0.07	(0.12)	(0.07)	(0.19)	5.41	1.35	894,798	1.00		1.04		3.17		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.60	1,043,265	1.01	(e)	1.03	(e)	4.60	(e)	7
Year ended 09/30/19	5.47	0.28	(0.06)	0.22	–	(0.28)	(0.28)	5.41	4.15	1,039,683	0.99		1.02		5.15		105
Year ended 09/30/18	5.95	0.25	(0.48)	(0.23)	(0.13)	(0.12)	(0.25)	5.47	(4.20)	1,082,539	0.99		1.01		4.31		115
Year ended 09/30/17	5.95	0.23	0.03	0.26	(0.10)	(0.16)	(0.26)	5.95	4.67	1,280,770	1.02		1.05		3.94		96
Class C
Year ended 10/31/21	5.39	0.11	(0.33)	(0.22)	–	(0.11)	(0.11)	5.06	(4.29)	30,414	1.76		1.82		1.98		197
Year ended 10/31/20	5.51	0.13	(0.10)	0.03	(0.09)	(0.06)	(0.15)	5.39	0.58	64,440	1.75		1.79		2.42		162
One month ended 10/31/19	5.39	0.02	0.12	0.14	–	(0.02)	(0.02)	5.51	2.55	113,329	1.77	(e)	1.79	(e)	3.84	(e)	7
Year ended 09/30/19	5.45	0.24	(0.06)	0.18	–	(0.24)	(0.24)	5.39	3.36	116,134	1.74		1.77		4.39		105
Year ended 09/30/18	5.93	0.21	(0.48)	(0.27)	(0.11)	(0.10)	(0.21)	5.45	(4.79)	291,793	1.74		1.76		3.56		115
Year ended 09/30/17	5.92	0.18	0.05	0.23	(0.08)	(0.14)	(0.22)	5.93	3.89	369,679	1.77		1.80		3.20		96
Class R
Year ended 10/31/21	5.39	0.14	(0.34)	(0.20)	–	(0.13)	(0.13)	5.06	(3.80)	60,913	1.26		1.32		2.48		197
Year ended 10/31/20	5.51	0.15	(0.10)	0.05	(0.10)	(0.07)	(0.17)	5.39	1.09	79,763	1.25		1.29		2.92		162
One month ended 10/31/19	5.39	0.02	0.12	0.14	–	(0.02)	(0.02)	5.51	2.59	99,080	1.27	(e)	1.29	(e)	4.34	(e)	7
Year ended 09/30/19	5.45	0.27	(0.06)	0.21	–	(0.27)	(0.27)	5.39	3.88	98,380	1.24		1.27		4.90		105
Year ended 09/30/18	5.93	0.24	(0.49)	(0.25)	(0.12)	(0.11)	(0.23)	5.45	(4.47)	117,668	1.23		1.25		4.06		115
Year ended 09/30/17	5.93	0.21	0.04	0.25	(0.09)	(0.16)	(0.25)	5.93	4.41	131,112	1.27		1.30		3.67		96
Class Y
Year ended 10/31/21	5.40	0.16	(0.32)	(0.16)	–	(0.16)	(0.16)	5.08	(3.11)	936,624	0.76		0.82		2.98		197
Year ended 10/31/20	5.53	0.18	(0.11)	0.07	(0.12)	(0.08)	(0.20)	5.40	1.41	1,105,508	0.75		0.79		3.42		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.62	1,623,640	0.77	(e)	0.79	(e)	4.84	(e)	7
Year ended 09/30/19	5.47	0.29	(0.05)	0.24	–	(0.30)	(0.30)	5.41	4.40	1,611,797	0.74		0.77		5.39		105
Year ended 09/30/18	5.95	0.26	(0.48)	(0.22)	(0.14)	(0.12)	(0.26)	5.47	(3.80)	2,597,821	0.74		0.76		4.56		115
Year ended 09/30/17	5.95	0.24	0.04	0.28	(0.11)	(0.17)	(0.28)	5.95	4.75	2,345,993	0.77		0.80		4.13		96
Class R5
Year ended 10/31/21	5.41	0.16	(0.32)	(0.16)	–	(0.17)	(0.17)	5.08	(3.16)	70	0.64		0.64		3.10		197
Year ended 10/31/20	5.53	0.19	(0.11)	0.08	(0.12)	(0.08)	(0.20)	5.41	1.71	10	0.61		0.62		3.56		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.62	10	0.68	(e)	0.68	(e)	4.93	(e)	7
Period ended 09/30/19(f)	5.41	0.11	(0.01)	0.10	–	(0.10)	(0.10)	5.41	1.74	10	0.65	(e)	0.67	(e)	5.48	(e)	105
Class R6
Year ended 10/31/21	5.40	0.17	(0.33)	(0.16)	–	(0.17)	(0.17)	5.07	(3.17)	469,683	0.64		0.65		3.10		197
Year ended 10/31/20	5.52	0.19	(0.10)	0.09	(0.13)	(0.08)	(0.21)	5.40	1.75	574,695	0.61		0.62		3.56		162
One month ended 10/31/19	5.40	0.02	0.12	0.14	–	(0.02)	(0.02)	5.52	2.64	878,616	0.60	(e)	0.62	(e)	5.01	(e)	7
Year ended 09/30/19	5.46	0.30	(0.06)	0.24	–	(0.30)	(0.30)	5.40	4.55	857,498	0.60		0.62		5.53		105
Year ended 09/30/18	5.94	0.27	(0.48)	(0.21)	(0.14)	(0.13)	(0.27)	5.46	(3.83)	1,404,290	0.58		0.60		4.71		115
Year ended 09/30/17	5.94	0.25	0.04	0.29	(0.11)	(0.18)	(0.29)	5.94	5.12	1,194,372	0.59		0.61		4.37		96

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include estimated acquired fund fees from underlying funds of 0.01%, 0.01%, 0.01% and 0.01% for the one month ended October 31, 2019 and the years ended September 30, 2019, 2018 and 2017 respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco International Bond Fund

Notes to Consolidated Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco International Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco International Bond Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Susbsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

31	Invesco International Bond Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in

32	Invesco International Bond Fund

potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains

33	Invesco International Bond Fund

and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the

34	Invesco International Bond Fund

agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

T.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

U.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.500%
Next $10 billion	0.480%
Over $15 billion	0.450%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.56%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 0.76%, and 0.76%, respectively, of the Fund’s average daily net

35	Invesco International Bond Fund

assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 0.67%, and 0.62%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $104,513 and reimbursed class level expenses of $422,958, $23,802, $40,945, $603,130, $0 and $58,432 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $23,523 in front-end sales commissions from the sale of Class A shares and $120 and $860 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level: Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$1,259,955,462	$–	$1,259,955,462

U.S. Dollar Denominated Bonds & Notes	–	403,915,993	–	403,915,993

U.S. Treasury Securities	–	179,964,526	–	179,964,526

Asset-Backed Securities	–	174,464,769	–	174,464,769

Preferred Stocks	–	8,935,664	–	8,935,664

Common Stocks & Other Equity Interests	–	–	308,194	308,194

Money Market Funds	937,266	10,867,040	–	11,804,306

Options Purchased	–	30,110,787	–	30,110,787

Total Investments in Securities	937,266	2,068,214,241	308,194	2,069,459,701

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36	Invesco International Bond Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*

Futures Contracts	$661,020	$–	$–	$661,020

Forward Foreign Currency Contracts	–	70,939,586	–	70,939,586

Swap Agreements	–	22,232,922	–	22,232,922

	661,020	93,172,508	–	93,833,528

Other Investments - Liabilities*

Futures Contracts	(817,405)	–	–	(817,405)

Forward Foreign Currency Contracts	–	(59,979,502)	–	(59,979,502)

Options Written	–	(50,303,698)	–	(50,303,698)

Swap Agreements	–	(69,088,865)	–	(69,088,865)

	(817,405)	(179,372,065)	–	(180,189,470)

Total Other Investments	(156,385)	(86,199,557)	–	(86,355,942)

Total Investments	$780,881	$1,982,014,684	$308,194	$1,983,103,759

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value

Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$661,020	$661,020

Unrealized appreciation on swap agreements – Centrally Cleared(a)	651,267	-	21,486,708	22,137,975

Unrealized appreciation on forward foreign currency contracts outstanding	-	70,939,586	-	70,939,586

Unrealized appreciation on swap agreements – OTC	94,947	-	-	94,947

Options purchased, at value – OTC(b)	-	12,970,079	17,140,708	30,110,787

Total Derivative Assets	746,214	83,909,665	39,288,436	123,944,315

Derivatives not subject to master netting agreements	(651,267)	-	(22,147,728)	(22,798,995)

Total Derivative Assets subject to master netting agreements	$94,947	$83,909,665	$17,140,708	$101,145,320

	Value

Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(817,405)	$(817,405)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(174,669)	-	(54,221,391)	(54,396,060)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(59,979,502)	-	(59,979,502)

Unrealized depreciation on swap agreements - OTC	(298,930)	-	(14,393,875)	(14,692,805)

Options written, at value – OTC	(1,542,610)	(20,084,842)	(28,676,246)	(50,303,698)

Total Derivative Liabilities	(2,016,209)	(80,064,344)	(98,108,917)	(180,189,470)

Derivatives not subject to master netting agreements	174,669	-	55,038,796	55,213,465

Total Derivative Liabilities subject to master netting agreements	$(1,841,540)	$(80,064,344)	$(43,070,121)	$(124,976,005)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

37	Invesco International Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$9,682,288	$2,525,999	$288,585	$12,496,872	$(6,867,802)	$(6,146,851)	$(1,247,802)	$(14,262,455)	$(1,765,583)	$-	$1,765,583	$-

Barclays Bank PLC	-	-	-	-	(1,370,757)	-	-	(1,370,757)	(1,370,757)	-	-	(1,370,757)

Citibank, N.A.	2,430,411	-	108,516	2,538,927	(3,873,786)	-	(94,889)	(3,968,675)	(1,429,748)	-	1,429,748	-

Goldman Sachs International	11,572,450	11,324,223	3,878,478	26,775,151	(10,072,893)	(16,010,253)	(15,105,480)	(41,188,626)	(14,413,475)	-	11,190,000	(3,223,475)

J.P. Morgan Chase Bank, N.A.	30,558,971	1,455,150	33,924	32,048,045	(18,449,992)	(9,688,818)	(62,570)	(28,201,380)	3,846,665	-	(3,846,665)	-

Morgan Stanley and Co. International PLC	10,351,255	13,574,457	-	23,925,712	(12,352,530)	(17,429,928)	-	(29,782,458)	(5,856,746)	-	590,000	(5,266,746)

Royal Bank of Canada	3,437,610	-	-	3,437,610	(4,459,831)	-	-	(4,459,831)	(1,022,221)	-	1,022,221	-

Standard Chartered Bank PLC	2,906,601	962,295	-	3,868,896	(2,531,911)	(1,018,425)	-	(3,550,336)	318,560	-	(318,560)	-

Toronto-Dominion Bank (The)	-	-	-	-	-	(9,423)	-	(9,423)	(9,423)	-	-	(9,423)

UBS AG	-	268,663	-	268,663	-	-	-	-	268,663	-	-	268,663

Total	$70,939,586	$30,110,787	$4,309,503	$105,359,876	$(59,979,502)	$(50,303,698)	$(16,510,741)	$(126,793,941)	$(21,434,065)	$-	$11,832,327	$(9,601,738)

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated Statement of Operations

	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):

Forward foreign currency contracts	$-	$(68,361,604)	$-	$-	$(68,361,604)

Futures contracts	-	-	-	71,528,529	71,528,529

Options purchased(a)	-	(31,351,745)	(2,178,062)	9,512,278	(24,017,529)

Options written	-	45,968,039	1,090,938	18,983,221	66,042,198

Swap agreements	(1,952,083)	-	109,453	(153,939,164)	(155,781,794)

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	-	13,821,814	-	-	13,821,814

Futures contracts	-	-	-	(1,036,924)	(1,036,924)

Options purchased(a)	-	2,829,235	-	5,183,343	8,012,578

Options written	(147,764)	(2,217,937)	-	(5,419,197)	(7,784,898)

Swap agreements	1,571,116	-	-	(44,542,035)	(42,970,919)

Total	$(528,731)	$(39,312,198)	$(977,671)	$(99,729,949)	$(140,548,549)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Index Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$9,182,399,043	$680,078,715	$142,450,000	$2,595,725,845	$2,102,595,582	$135,625,000	$2,710,764,910	$2,346,549,978	$13,488,046,618

Average contracts	-	-	350	-	-	350	-	-	-

38	Invesco International Bond Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,447.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$–	$73,079,334

Return of capital	72,823,368	45,061,787

Total distributions	$72,823,368	$118,141,121

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Net unrealized appreciation (depreciation) – investments	$(153,079,721)

Net unrealized appreciation (depreciation) – foreign currencies	(967,682)

Temporary book/tax differences	(455,787)

Capital loss carryforward	(159,773,608)

Shares of beneficial interest	2,502,845,877

Total net assets	$2,188,569,079

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to forward contracts and straddle deferred.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$104,357,905	$55,415,703	$159,773,608

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

39	Invesco International Bond Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $3,518,766,618 and $3,834,839,835, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$139,532,099

Aggregate unrealized (depreciation) of investments	(292,611,820)

Net unrealized appreciation (depreciation) of investments	$(153,079,721)

Cost of investments for tax purposes is $2,137,503,243.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital and net operating losses, on October 31, 2021, undistributed net investment income was increased by $3,555,700, undistributed net realized gain (loss) was increased by $155,392,996 and shares of beneficial interest was decreased by $158,948,696. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020
	Shares	Amount	Shares	Amount

Sold:

Class A	10,679,165	$59,163,264	26,001,326	$138,285,569

Class C	749,964	4,152,544	1,089,680	5,845,149

Class R	1,933,033	10,661,305	2,335,386	12,397,914

Class Y	52,906,667	292,887,665	54,924,076	292,087,108

Class R5	11,857	62,852	-	-

Class R6	25,033,048	138,232,595	38,722,105	207,171,403

Issued as reinvestment of dividends:

Class A	3,272,113	17,895,284	5,196,346	27,241,863

Class C	120,518	658,289	413,899	2,157,374

Class R	321,804	1,754,902	532,941	2,784,152

Class Y	4,262,472	23,303,587	7,469,088	39,200,481

Class R5	114	596	-	-

Class R6	2,726,524	14,911,604	4,911,505	25,788,764

Automatic conversion of Class C shares to Class A shares:
Class A	4,513,898	25,808,212	5,077,757	27,007,066

Class C	(4,530,213)	(25,808,212)	(5,096,737)	(27,007,066)

Reacquired:

Class A	(47,989,282)	(265,871,989)	(59,360,812)	(311,141,082)

Class C	(2,295,274)	(12,695,825)	(5,007,250)	(26,047,589)

Class R	(5,025,642)	(27,666,532)	(6,035,135)	(31,649,511)

Class Y	(77,271,663)	(426,160,086)	(151,453,160)	(775,263,690)

Class R5	(142)	(746)	-	-

Class R6	(41,611,072)	(227,130,216)	(96,206,785)	(509,604,595)

Net increase (decrease) in share activity	(72,192,111)	$(395,840,907)	(176,485,770)	$(900,746,690)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

40	Invesco International Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco International Bond Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco International Bond Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights

For each of the two years in the period ended October 31, 2021, the one month ended October 31, 2019, and the year ended September 30, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the two years in the period ended October 31, 2021, the one month ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through September 30, 2019 for Class R5.

The consolidated financial statements of Oppenheimer International Bond Fund (subsequently renamed Invesco International Bond Fund) as of and for the year ended September 30, 2018 and the consolidated financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated November 28, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

41	Invesco International Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]

Class A	$1,000.00	$935.10	$4.98	$1,020.06	$5.19	1.02%

Class C	1,000.00	931.20	8.66	1,016.23	9.05	1.78

Class R	1,000.00	933.60	6.19	1,018.80	6.46	1.27

Class Y	1,000.00	936.30	3.76	1,021.32	3.92	0.77

Class R5	1,000.00	935.20	3.17	1,021.93	3.31	0.65

Class R6	1,000.00	936.80	3.22	1,021.88	3.36	0.66

1

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

42	Invesco International Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Bond Fund’s (formerly, Invesco Oppenheimer International Bond Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

  As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

  The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

  The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

  The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Custom Invesco International Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and the below the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund

43	Invesco International Bond Fund

performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

  The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco

Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

  The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

44	Invesco International Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45	Invesco International Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	186	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186

Director, Board of Directors of Caron Engineering Inc.;

Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)

Elizabeth Krentzman -1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)

Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None

Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation	N/A	N/A

		Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

T-4	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Andrew R. Schlossberg -1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020	Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC	N/A	N/A

		Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309 Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678 Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco International Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-IBD-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Macro Allocation Strategy Fund

Nasdaq:

A: GMSDX ∎ C: GMSEX ∎ R: GMSJX ∎ Y: GMSHX ∎ R5: GMSKX ∎ R6: GMSLX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

15	Consolidated Financial Statements

18	Consolidated Financial Highlights

19	Notes to Consolidated Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Fund Expenses

30	Approval of Investment Advisory and Sub-Advisory Contracts

32	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Macro Allocation Strategy Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg 3-Month Treasury Bellwether Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.84%
Class C Shares	11.14
Class R Shares	11.63
Class Y Shares	12.12
Class R5 Shares	12.11
Class R6 Shares	12.14
Bloomberg 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	0.05
Lipper Absolute Return Funds Index∎ (Peer Group Index)	11.11
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2021, the Fund at NAV reported positive absolute performance as two of the major asset classes in which the Fund invests (stocks and commodities) contributed to results, while the sovereign debt exposure detracted. The Fund operates on a fully systematic platform and invests in derivatives, such as swaps, options and futures, which are expected to correspond to the performance of the US and international fixed-income, equity and commodity markets. The strategy is constructed by combining two separate components; an adaptive positioning and a diversified defense component. The adaptive positioning component seeks to capture market trends by taking both long and short positions across global equity, government bond and commodity markets. The diversified defense component adds a permanent allocation to defensive assets and strategies to the portfolio.

  The adaptive positioning’s investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed-income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of shorter-term market dynamics. Here, the team introduces a component to the aggregate portfolio that is anchored on the premise that over the long-term asset classes typically generate an excess return over cash. This concept has a long-term orientation and therefore needs to be complemented with an overlay that takes into account the differentiated behavior of assets over the short term.

  The adaptive positioning generated a positive result for the fiscal year. The exposures to equities and commodities contributed to results while the exposure to sovereign debt markets detracted from results. This result is consistent with the reflationary trade caused by the expansionary monetary policies put in place by global central banks and government as a consequence of the economic shutdown triggered by the spread of the coronavirus (COVID-19).

  The diversified defense component introduces dedicated defensive assets and strategies to the aggregate portfolio. This component is designed in a manner that improves the reactivity during market turbulence and is made up of four parts that exhibit defensive characteristics: (1) dedicated long exposure to high-quality sovereign debt; (2) long equity put option strategies; (3) defensive equity factor premia (momentum, low volatility, quality), and (4) optimal roll of select commodities. These four concepts are combined into an aggregate diversified defense strategy using a risk-balanced framework.

  The final portfolio is then put together seeking to achieve long-term correlation to equities of zero. From a risk-contribution perspective, the adaptive position contributes 80% while the diversified defense contributes 20% of the portfolio’s aggregate risk.

  In equities, all markets contributed to Fund results with North America performing the best, followed by Europe and emerging markets. Commodities also benefited by bottlenecks in supply chains caused by the shutdown of production sites that reduced stock, adverse weather conditions that impeded transportation but also affect key agriculture asset growing regions, and a general sense of underinvestment in an asset class that never recovered from the all-time high in June of 2008. Noteworthy mention goes to energy assets that on aggregate were the best performing complex for the fiscal year. Conversely, precious metals struggled as demand for safe haven assets waned in an environment that favors risky investments. Additionally, at a complex level, the current fiscal year’s performance is the mirror opposite of the previous fiscal year’s results when energy assets struggled in step with lockdown policies introduced as COVID-19 spread havoc while precious metals provided a safe haven.

  The Fund’s exposure to global government bonds provided the largest detraction to the Fund’s absolute performance. This is largely the reaction to the risk-on trade favoring equities and commodities but also the increase in inflationary data strongly suggesting that an interest rate hike is in the cards sooner rather than later. While the spread of COVID-19 ushered in significant economic uncertainty, which created a favorable environment for government bonds, this sentiment faded toward the end of the last fiscal year as economic data suggested that a recovery was very well in the line of succession. The yield of the US 10-year Treasury reached an all-time low in early August 2020, meanwhile that number has tripled a year later.

  All four diversified defense components detracted from the strategy during the fiscal year with the long bond exposure detracting the most, followed by the options strategy, the defensive factor premia and optimal roll for commodities.

  Please note that our strategy is principally implemented with derivative instruments that include options, futures and total return swaps. Therefore, all or most of the strategy performance, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We thank you for your investment in Invesco Macro Allocation Strategy Fund.

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their

2	Invesco Macro Allocation Strategy Fund

completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Macro Allocation Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 9/26/12

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception	2.53%
5 Years	1.61
1 Year	5.65

Class C Shares
Inception	2.42%
5 Years	2.03
1 Year	10.14

Class R Shares
Inception	2.94%
5 Years	2.52
1 Year	11.63

Class Y Shares
Inception (9/26/12)	3.44%
5 Years	3.02
1 Year	12.12

Class R5 Shares
Inception	3.45%
5 Years	3.04
1 Year	12.11

Class R6 Shares
Inception	3.43%
5 Years	3.02
1 Year	12.14

On August 28, 2013, Class H1 shares converted to Class Y shares.

Class A, Class C and Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class Y shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class A, Class C and Class R shares.

Class R5 shares and Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class Y shares at net asset value.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Macro Allocation Strategy Fund

Supplemental Information

Invesco Macro Allocation Strategy Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

:=n	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
:=n	Unless otherwise noted, all data is provided by Invesco.
:=n	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg 3-Month Treasury Bellwether Index measures the performance of treasury bills with maturities of less than three months.
∎	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Macro Allocation Strategy Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of October 31, 2021

Asset Class	Target Risk Contribution*	Notional Asset Weights**

Equities	89.61%	47.06%
Fixed Income	5.91	15.94
Commodities	18.66	54.41
Options	-14.18	17.87
Total	100.00%	135.28%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

7	Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments

October 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-38.41%
U.S. Treasury Bills-12.27%(a)
U.S. Treasury Bills	0.05%	12/02/2021	$15,580	$ 15,579,564
U.S. Treasury Bills	0.05%	12/09/2021	2,510	2,509,906
U.S. Treasury Bills	0.05%	03/10/2022	12,800	12,797,477
				30,886,947

U.S. Treasury Notes-26.14%(b)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)	0.20%	01/31/2022	32,900	32,912,474
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)	0.16%	04/30/2022	32,900	32,918,092
				65,830,566
Total U.S. Treasury Securities (Cost $96,711,330)				96,717,513

			Shares
Money Market Funds-48.96%

Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)			53,989,266	53,989,266
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(c)(d)			18,891,509	18,897,176
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.01%(c)(d)			20,435,916	20,435,916
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)			29,978,590	29,978,590
Total Money Market Funds (Cost $123,301,642)				123,300,948

Options Purchased–0.52%
(Cost $2,882,340)(e)				1,317,650
TOTAL INVESTMENTS IN SECURITIES-87.89% (Cost $222,895,312)				221,336,111
OTHER ASSETS LESS LIABILITIES-12.11%				30,485,667
NET ASSETS-100.00%				$251,821,778

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$43,201,676	$167,005,577	$(156,217,987)	$ -	$ -	$ 53,989,266	$12,771
Invesco Liquid Assets Portfolio, Institutional Class	17,065,275	113,143,576	(111,310,035)	1,712	(3,352)	18,897,176	4,638
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	10,541,153	63,793,297	(53,898,534)	-	-	20,435,916	5,441
Invesco Treasury Portfolio, Institutional Class	27,341,344	181,172,088	(178,534,842)	-	-	29,978,590	2,998
Total	$98,149,448	$525,114,538	$(499,961,398)	$1,712	$(3,352)	$123,300,948	$25,848

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(e)	The table below details options purchased.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Macro Allocation Strategy Fund

Open Exchange-Traded Index Options Purchased(a)

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value
Equity Risk
S&P 500 Index	Put	12/17/2021	10	USD	3,625.00	USD	3,625,000	$ 5,650
S&P 500 Index	Put	03/18/2022	10	USD	3,750.00	USD	3,750,000	44,600
S&P 500 Index	Put	04/14/2022	10	USD	3,925.00	USD	3,925,000	74,350
S&P 500 Index	Put	06/17/2022	10	USD	4,050.00	USD	4,050,000	128,600
S&P 500 Index	Put	01/21/2022	10	USD	4,075.00	USD	4,075,000	38,000
S&P 500 Index	Put	02/18/2022	10	USD	4,075.00	USD	4,075,000	57,250
S&P 500 Index	Put	11/19/2021	10	USD	4,050.00	USD	4,050,000	3,850
S&P 500 Index	Put	05/20/2022	10	USD	4,025.00	USD	4,025,000	108,050
S&P 500 Index	Put	07/15/2022	10	USD	4,150.00	USD	4,150,000	162,900
S&P 500 Index	Put	09/16/2022	10	USD	4,350.00	USD	4,350,000	247,700
S&P 500 Index	Put	10/21/2022	10	USD	4,250.00	USD	4,250,000	240,450
S&P 500 Index	Put	08/19/2022	10	USD	4,250.00	USD	4,250,000	206,250
Total Index Options Purchased			120					$1,317,650

(a)	Open Exchange-Traded Index Options Purchased collateralized by $4,095,000 cash held with Morgan Stanley & Co.
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	18	December-2021	$1,485,900	$107,406	$ 107,406

Coffee ‘C’	33	December-2021	2,523,881	231,463	231,463

Cotton No. 2	24	December-2021	1,378,200	362,180	362,180

Gasoline Reformulated Blendstock Oxygenate Blending	15	November-2021	1,492,911	(24,235)	(24,235)

Gold 100 oz.	11	December-2021	1,962,290	(33,318)	(33,318)

KC HRW Wheat	47	December-2021	1,846,513	267,791	267,791

Lean Hogs	47	December-2021	1,430,210	(129,109)	(129,109)

LME Aluminum	11	December-2021	747,656	(66,378)	(66,378)

LME Nickel	11	December-2021	1,286,076	77,673	77,673

Natural Gas	9	November-2021	488,340	57,060	57,060

Silver	11	December-2021	1,317,195	55,310	55,310

Soybean Meal	37	December-2021	1,230,620	(130,092)	(130,092)

Soybeans	7	July-2022	445,725	7,402	7,402

Sugar No. 11	18	February-2022	388,483	33,998	33,998

Wheat	5	December-2021	193,188	8,751	8,751

WTI Crude	16	April-2022	1,220,320	71,941	71,941

Subtotal				897,843	897,843

Equity Risk

E-Mini Russell 2000 Index	146	December-2021	16,755,690	477,969	477,969

EURO STOXX 50 Index	344	December-2021	16,849,022	328,360	328,360

FTSE 100 Index	246	December-2021	24,320,569	680,216	680,216

S&P/TSX 60 Index	95	December-2021	19,351,568	533,673	533,673

Tokyo Stock Price Index	124	December-2021	21,677,561	(299,569)	(299,569)

Subtotal				1,720,649	1,720,649

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Macro Allocation Strategy Fund

Open Futures Contracts(a) – (continued)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Australia 10 Year Bonds	272	December-2021	$27,592,217	$(1,933,289)	$(1,933,289)

Canada 10 Year Bonds	126	December-2021	14,350,113	(493,994)	(493,994)

Japan Mini 10 Year Bonds	47	December-2021	6,238,763	(23,405)	(23,405)

Long Gilt	10	December-2021	1,709,593	(51,107)	(51,107)

U.S. Treasury Long Bonds	36	December-2021	5,790,375	(63,261)	(63,261)

Subtotal				(2,565,056)	(2,565,056)

Subtotal–Long Futures Contracts				53,436	53,436

Short Futures Contracts

Commodity Risk

Cocoa	85	March-2022	(2,193,000)	86,468	86,468

Corn	55	December-2021	(1,562,688)	(28,559)	(28,559)

Live Cattle	34	December-2021	(1,758,140)	32,991	32,991

LME Aluminum	11	December-2021	(747,656)	(455)	(455)

LME Aluminum	13	January-2022	(883,350)	71,672	71,672

LME Nickel	37	December-2021	(4,325,892)	(256,065)	(256,065)

Low Sulphur Gas Oil	8	March-2022	(553,200)	(8,024)	(8,024)

New York Harbor Ultra-Low Sulfur Diesel	5	March-2022	(498,015)	(23,618)	(23,618)

Soybean Oil	36	December-2021	(1,323,432)	(99,113)	(99,113)

Subtotal				(224,703)	(224,703)

Equity Risk

E-Mini S&P 500 Index	65	December-2021	(14,940,250)	(369,046)	(369,046)

MSCI EAFE Index	222	December-2021	(25,969,560)	396,929	396,929

MSCI Emerging Markets Index	232	December-2021	(14,639,200)	155,971	155,971

Subtotal				183,854	183,854

Interest Rate Risk

Euro-Bund	163	December-2021	(31,678,512)	434,296	434,296

Subtotal-Short Futures Contracts				393,447	393,447

Total Futures Contracts				$446,883	$ 446,883

(a)	Futures contracts collateralized by $22,160,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Pay	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	Monthly	100	September-2022	USD	81,925	$-	$4,898	$ 4,898
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	500	May-2022	USD	57,648	-	364	364
Macquarie Bank Ltd.	Receive	Macquarie F6 Carry Alpha Index	0.32	Monthly	316,700	April-2022	USD	82,069,416	-	1,093,819	1,093,819
Merrill Lynch International	Pay	MLCX Dynamic Enhanced Copper Excess Return Index	0.10	Monthly	290	September-2022	USD	254,544	-	0	0
Subtotal – Appreciation									-	1,099,081	1,099,081

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)— (continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1748 Excess Return Index	0.42%	Monthly	140,470	April-2022	USD	42,687,976	$-	$(24,372)	$(24,372)

Total – Total Return Swap Agreements									$-	$1,074,709	$1,074,709

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $1,950,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
BNP Paribas S.A.	Receive	MSCI EAFE Minimum Volatility Index	1 Month USD LIBOR + 0.260%	Monthly	2,922	January-2022	USD	6,271,693	$-	$161,382	$ 161,382
BNP Paribas S.A.	Receive	MSCI EAFE Minimum Volatility Index	1 Month USD LIBOR + 0.430%	Monthly	975	January-2022	USD	2,145,965	-	595	595
BNP Paribas S.A.	Receive	MSCI EAFE Momentum Index	1 Month USD LIBOR + 0.140%	Monthly	982	December-2021	USD	7,121,739	-	76,264	76,264
BNP Paribas S.A.	Receive	MSCI EAFE Momentum Index	1 Month USD LIBOR + 0.300%	Monthly	198	December-2021	USD	1,393,615	-	57,714	57,714
BNP Paribas S.A.	Receive	MSCI EAFE Quality Index	1 Month USD LIBOR + 0.390%	Monthly	358	January-2022	USD	1,845,794	-	7,291	7,291
BNP Paribas S.A.	Receive	MSCI EAFE Quality Index	1 Month USD LIBOR + 0.490%	Monthly	1,310	January-2022	USD	6,500,508	-	280,333	280,333
BNP Paribas S.A.	Receive	MSCI USA Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR - 0.030%	Monthly	1,347	March-2022	USD	6,887,911	-	156,872	156,872
Citigroup Global Markets, Inc.	Receive	MSCI USA Quality Index	1 Month USD LIBOR + 0.100%	Monthly	1,569	March-2022	USD	6,764,273	-	192,344	192,344
Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Index	1 Month USD LIBOR + 0.8%	Monthly	1,250	November-2021	USD	2,582,088	-	2,625	2,625
Goldman Sachs International	Receive	MSCI Emerging Markets Momentum Index	1 Month USD LIBOR + 0.76%	Monthly	177	November-2021	USD	2,311,004	-	53,974	53,974
J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 1.150%	Monthly	170	November-2021	USD	351,164	-	357	357
J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Momentum Net Total Return Index	1 Month USD LIBOR + 1.110%	Monthly	26	November-2021	USD	339,470	-	7,928	7,928
J.P. Morgan Chase Bank, N.A.	Receive	MSCI USA Minimum Volatility Index	1 Month USD LIBOR - 0.13%	Monthly	346	November-2021	USD	1,769,278	-	40,295	40,295
J.P. Morgan Chase Bank, N.A.	Receive	MSCI USA Momentum Index	1 Month USD LIBOR - 0.020%	Monthly	1,593	November-2021	USD	6,962,234	-	199,627	199,627

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)— (continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank, N.A.	Receive	MSCI USA Momentum Net Total Return Index	1 Month USD LIBOR + 0.180%	Monthly	419	March-2022	USD	1,831,247	$-	$52,507	$52,507

J.P. Morgan Chase Bank, N.A.	Receive	MSCI USA Quality Index	1 Month USD LIBOR	Monthly	436	November-2021	USD	1,879,683	-	53,449	53,449

Subtotal - Appreciation									-	1,343,557	1,343,557

Equity Risk

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	1 Month USD LIBOR + 0.770%	Monthly	4,701	April-2022	USD	9,828,569	-	(107,982)	(107,982)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Momentum Index	1 Month USD LIBOR + 0.780%	Monthly	752	April-2022	USD	10,266,199	-	(218,381)	(218,381)

Subtotal - Depreciation									-	(326,363)	(326,363)

Total - Total Return Swap Agreements									$-	$1,017,194	$1,017,194

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:

LIBOR	– London Interbank Offered Rate
USD	U.S. Dollar

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Barclays Commodity Strategy 1452 Excess Return Index

	Long Futures Contracts

	Copper	100%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2

	Long Futures Contracts

	Copper	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Macro Allocation Strategy Fund

Reference Entity Components—(continued)

Reference Entity	Underlying Components	Percentage

Macquarie F6 Carry Alpha Index
	Long Futures Contracts

	Aluminum	5.83%

	Coffee ‘C’	4.90%

	Copper	6.57%

	Corn	6.84%

	Cotton No. 2	2.13%

	Heating Oil	3.27%

	KC HRW Wheat	2.13%

	Lean Hogs	2.40%

	Live Cattle	4.62%

	Low Sulphur Gasoil	4.16%

	Natural Gas	13.65%

	Nickel	3.01%

	RBOB Gasoline	3.64%

	Soybean Meal	2.94%

	Soybean Oil	4.50%

	Soybeans	5.71%

	Sugar No. 11	3.74%

	Wheat	3.64%

	WTI Crude	12.48%

	Zinc	3.84%

	Total	100.00%

	Short Futures Contracts

	Aluminum	(5.50)%

	Coffee ‘C’	(4.52)%

	Copper	(6.23)%

	Corn	(6.30)%

	Cotton No. 2	(2.11)%

	Heating Oil	(3.26)%

	KC HRW Wheat	(2.02)%

	Lean Hogs	(1.87)%

	Live Cattle	(4.26)%

	Low Sulphur Gasoil	(4.11)%

	Natural Gas	(17.79)%

	Nickel	(2.85)%

	RBOB Gasoline	(3.32)%

	Soybean Meal	(2.69)%

	Soybean Oil	(4.36)%

	Soybeans	(5.25)%

	Sugar No. 11	(3.61)%

	Wheat	(3.41)%

	WTI Crude	(12.81)%

	Zinc	(3.73)%

	Total	(100.00)%

MLCX Dynamic Enhanced Copper Excess Return Index

	Long Futures Contracts

	Copper	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the  financial statements.

13	Invesco Macro Allocation Strategy Fund

Reference Entity Components—(continued)

Reference Entity	Underlying Components	Percentage

Barclays Commodity Strategy 1748 Excess Return Index

	Long Futures Contracts

	Aluminum	4.40%

	Brent Crude	8.17%

	Coffee ‘C’	3.58%

	Corn	4.97%

	Cotton No. 2	1.66%

	Gas Oil	3.27%

	Gasoline	2.69%

	Gold	10.62%

	Heating Oil	2.57%

	KC HRW Wheat	1.59%

	Lean Hogs	1.48%

	Live Cattle	3.37%

	Natural Gas	13.36%

	Nickel	2.26%

	Silver	2.97%

	Soybean Meal	2.12%

	Soybean Oil	3.47%

	Soybeans	4.16%

	Sugar No. 11	2.87%

	US Copper	4.98%

	Wheat	2.69%

	WTI Crude	9.83%

	Zinc	2.92%

	Total	100.00%

	Short Futures Contracts

	Aluminum	(4.38)%

	Brent Crude	(8.21)%

	Coffee ‘C’	(3.58)%

	Corn	(5.00)%

	Cotton No. 2	(1.69)%

	Gas Oil	(3.28)%

	Gasoline	(2.66)%

	Gold	(10.62)%

	Heating Oil	(2.59)%

	KC HRW Wheat	(1.60)%

	Lean Hogs	(1.48)%

	Live Cattle	(3.36)%

	Natural Gas	(12.79)%

	Nickel	(2.27)%

	Silver	(2.97)%

	Soybean Meal	(2.17)%

	Soybean Oil	(3.47)%

	Soybeans	(4.16)%

	Sugar No. 11	(2.87)%

	US Copper	(4.96)%

	Wheat	(2.70)%

	WTI Crude	(10.22)%

	Zinc	(2.97)%

	Total	(100.00)%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the  financial statements.

14	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $99,593,670)	$ 98,035,163
Investments in affiliated money market funds, at value (Cost $123,301,642)	123,300,948
Other investments:
Unrealized appreciation on LME futures contracts	149,345
Swaps receivable — OTC	29
Unrealized appreciation on swap agreements — OTC	2,442,638
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	22,160,000
Cash collateral — exchange-traded options contracts	4,095,000
Cash collateral — OTC Derivatives	1,950,000
Cash	1,240,000
Foreign currencies, at value (Cost $31)	30
Receivable for:
Fund shares sold	6,796
Dividends	3,457
Interest	30,931
Investment for trustee deferred compensation and retirement plans	24,453
Other assets	50,263
Total assets	253,489,053

Liabilities:
Other investments:
Variation margin payable - futures contracts	96,118
Swaps payable – OTC	36,784
Unrealized depreciation on LME futures contracts	322,898
Unrealized depreciation on swap agreements—OTC	350,735
Payable for:
Fund shares reacquired	66,610
Accrued fees to affiliates	21,089
Accrued other operating expenses	746,451
Trustee deferred compensation and retirement plans	26,590
Total liabilities	1,667,275
Net assets applicable to shares outstanding	$251,821,778

Net assets consist of:
Shares of beneficial interest	$233,593,248
Distributable earnings	18,228,530
$251,821,778

Net Assets:
Class A	$ 1,981,684
Class C	$ 364,002
Class R	$ 150,541
Class Y	$ 5,934,454
Class R5	$ 8,811
Class R6	$243,382,286

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	216,325
Class C	40,550
Class R	16,505
Class Y	641,275
Class R5	952
Class R6	26,337,328
Class A:
Net asset value per share	$ 9.16
Maximum offering price per share (Net asset value of $9.16 ÷ 94.50%)	$ 9.69
Class C:
Net asset value and offering price per share	$ 8.98
Class R:
Net asset value and offering price per share	$ 9.12
Class Y:
Net asset value and offering price per share	$ 9.25
Class R5:
Net asset value and offering price per share	$ 9.26
Class R6:
Net asset value and offering price per share	$ 9.24

See accompanying Notes to Consolidated Financial Statements which are an integral part of the  financial statements.

15	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2021

Investment income:

Interest	$ 56,300

Dividends (net of foreign withholding taxes of $3,343)	63,322

Dividends from affiliated money market funds	25,848

Total investment income	145,470

Expenses:

Advisory fees	2,560,743

Administrative services fees	39,739

Custodian fees	66,361

Distribution fees:
Class A	5,495

Class C	5,563

Class R	668

Transfer agent fees - A, C, R and Y	17,089

Trustees’ and officers’ fees and benefits	25,686

Registration and filing fees	82,150

Reports to shareholders	17,889

Professional services fees	64,982

Taxes	1,158

Other	(20,700)

Total expenses	2,866,823

Less: Fees waived and/or expenses reimbursed	(133,818)

Net expenses	2,733,005

Net investment income (loss)	(2,587,535)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	3,910,699

Affiliated investment securities	(3,352)

Foreign currencies	(56,662)

Futures contracts	8,666,506

Option contracts written	711,977

Swap agreements	7,889,139

21,118,307

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,266,886)

Affiliated investment securities	1,712

Foreign currencies	(2,071)

Futures contracts	3,442,161

Option contracts written	(11,910)

Swap agreements	2,096,812

4,259,818

Net realized and unrealized gain	25,378,125

Net increase in net assets resulting from operations	$22,790,590

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(2,587,535)	$ (346,202)

Net realized gain (loss)	21,118,307	(407,544)

Change in net unrealized appreciation (depreciation)	4,259,818	(3,420,341)

Net increase (decrease) in net assets resulting from operations	22,790,590	(4,174,087)

Distributions to shareholders from distributable earnings:
Class A	-	(346,939)

Class C	-	(189,555)

Class R	-	(8,631)

Class Y	-	(1,267,811)

Class R5	-	(666)

Class R6	-	(22,043)

Total distributions from distributable earnings	-	(1,835,645)

Share transactions-net:
Class A	(372,312)	(2,219,668)

Class C	(554,593)	(2,100,202)

Class R	40,352	(11,807)

Class Y	(5,461,382)	(4,743,301)

Class R6	52,072,741	171,930,483

Net increase in net assets resulting from share transactions	45,724,806	162,855,505

Net increase in net assets	68,515,396	156,845,773

Net assets:
Beginning of year	183,306,382	26,460,609

End of year	$251,821,778	$183,306,382

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Macro Allocation Strategy Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/21	$8.18	$(0.12)	$1.10	$0.98	$-	$-	$-	$9.16	11.98%	$1,982	1.42%		1.62%		(1.36)%	86%
Year ended 10/31/20	9.47	(0.06)	(0.56)	(0.62)	(0.67)	-	(0.67)	8.18	(7.02)	2,111	1.38		1.85		(0.75)	120
Year ended 10/31/19	8.81	0.08	0.60	0.68	(0.02)	-	(0.02)	9.47	7.67	4,982	1.37	(d)	2.12	(d)	0.87 (d)	0
Year ended 10/31/18	9.60	0.03	(0.40)	(0.37)	-	(0.42)	(0.42)	8.81	(4.03)	4,491	1.36		2.12		0.29	94
Year ended 10/31/17	10.26	(0.06)	0.68	0.62	(1.28)	-	(1.28)	9.60	6.55	4,645	1.41		2.30		(0.66)	25
Class C
Year ended 10/31/21	8.08	(0.19)	1.09	0.90	-	-	-	8.98	11.14	364	2.17		2.37		(2.11)	86
Year ended 10/31/20	9.30	(0.13)	(0.54)	(0.67)	(0.55)	-	(0.55)	8.08	(7.61)	828	2.13		2.60		(1.50)	120
Year ended 10/31/19	8.71	0.01	0.58	0.59	(0.00)	-	(0.00)	9.30	6.82	3,329	2.12	(d)	2.87	(d)	0.12 (d)	0
Year ended 10/31/18	9.57	(0.04)	(0.40)	(0.44)	-	(0.42)	(0.42)	8.71	(4.80)	6,167	2.11		2.87		(0.46)	94
Year ended 10/31/17	10.20	(0.13)	0.69	0.56	(1.19)	-	(1.19)	9.57	5.90	7,398	2.16		3.05		(1.41)	25
Class R
Year ended 10/31/21	8.17	(0.15)	1.10	0.95	-	-	-	9.12	11.63	151	1.67		1.87		(1.61)	86
Year ended 10/31/20	9.44	(0.08)	(0.56)	(0.64)	(0.63)	-	(0.63)	8.17	(7.22)	98	1.63		2.10		(1.00)	120
Year ended 10/31/19	8.80	0.06	0.59	0.65	(0.01)	-	(0.01)	9.44	7.41	128	1.62	(d)	2.37	(d)	0.62 (d)	0
Year ended 10/31/18	9.61	0.00	(0.39)	(0.39)	-	(0.42)	(0.42)	8.80	(4.24)	100	1.61		2.37		0.04	94
Year ended 10/31/17	10.25	(0.09)	0.70	0.61	(1.25)	-	(1.25)	9.61	6.42	54	1.66		2.55		(0.91)	25
Class Y
Year ended 10/31/21	8.25	(0.10)	1.10	1.00	-	-	-	9.25	12.12	5,934	1.17		1.37		(1.11)	86
Year ended 10/31/20	9.54	(0.04)	(0.55)	(0.59)	(0.70)	-	(0.70)	8.25	(6.66)	10,377	1.13		1.60		(0.50)	120
Year ended 10/31/19	8.87	0.10	0.60	0.70	(0.03)	-	(0.03)	9.54	7.88	17,768	1.12	(d)	1.87	(d)	1.12 (d)	0
Year ended 10/31/18	9.64	0.05	(0.40)	(0.35)	-	(0.42)	(0.42)	8.87	(3.80)	30,581	1.11		1.87		0.54	94
Year ended 10/31/17	10.29	(0.04)	0.70	0.66	(1.31)	-	(1.31)	9.64	6.93	30,657	1.16		2.05		(0.41)	25
Class R5
Year ended 10/31/21	8.26	(0.10)	1.10	1.00	-	-	-	9.26	12.11	9	1.17		1.22		(1.11)	86
Year ended 10/31/20	9.54	(0.04)	(0.54)	(0.58)	(0.70)	-	(0.70)	8.26	(6.55)	8	1.13		1.58		(0.50)	120
Year ended 10/31/19	8.88	0.11	0.58	0.69	(0.03)	-	(0.03)	9.54	7.76	9	1.12	(d)	1.83	(d)	1.12 (d)	0
Year ended 10/31/18	9.65	0.05	(0.40)	(0.35)	-	(0.42)	(0.42)	8.88	(3.79)	8	1.11		1.82		0.54	94
Year ended 10/31/17	10.30	(0.04)	0.70	0.66	(1.31)	-	(1.31)	9.65	6.93	9	1.15		1.97		(0.40)	25
Class R6
Year ended 10/31/21	8.23	(0.10)	1.11	1.01	-	-	-	9.24	12.27	243,382	1.17		1.22		(1.11)	86
Year ended 10/31/20	9.53	(0.04)	(0.56)	(0.60)	(0.70)	-	(0.70)	8.23	(6.77)	169,884	1.13		1.58		(0.50)	120
Year ended 10/31/19	8.86	0.10	0.60	0.70	(0.03)	-	(0.03)	9.53	7.89	244	1.12	(d)	1.83	(d)	1.12 (d)	0
Year ended 10/31/18	9.63	0.05	(0.40)	(0.35)	-	(0.42)	(0.42)	8.86	(3.80)	440	1.11		1.82		0.54	94
Year ended 10/31/17	10.29	(0.04)	0.69	0.65	(1.31)	-	(1.31)	9.63	6.83	345	1.15		1.97		(0.40)	25

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.11% for the year ended October 31, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Macro Allocation Strategy Fund

Notes to Consolidated Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

19	Invesco Macro Allocation Strategy Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts

20	Invesco Macro Allocation Strategy Fund

of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts - The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between

21	Invesco Macro Allocation Strategy Fund

Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

P.	LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.
Q.	Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
S.	Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

T.	COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”) Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.100%
Next $250 million	1.080%
Next $500 million	1.050%
Next $1.5 billion	1.030%
Next $2.5 billion	1.000%
Next $2.5 billion	0.980%
Next $2.5 billion	0.950%
Over $10 billion	0.930%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

22	Invesco Macro Allocation Strategy Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $121,416 and reimbursed class level expenses of $2,916, $735, $177, $8,574, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $1,054 in front-end sales commissions from the sale of Class A shares and $219 and $6 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$-	$96,717,513	$-	$ 96,717,513
Money Market Funds	123,300,948	-	-	123,300,948
Options Purchased	1,317,650	-	-	1,317,650
Total Investments in Securities	124,618,598	96,717,513	-	221,336,111

23	Invesco Macro Allocation Strategy Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*

Futures Contracts	$4,479,520	$-	$-	$ 4,479,520

Swap Agreements	-	2,442,638	-	2,442,638

	4,479,520	2,442,638	-	6,922,158

Other Investments - Liabilities*

Futures Contracts	(4,032,637)	-	-	(4,032,637)

Swap Agreements	-	(350,735)	-	(350,735)

	(4,032,637)	(350,735)	-	(4,383,372)

Total Other Investments	446,883	2,091,903	-	2,538,786

Total Investments	$125,065,481	$98,809,416	$-	$223,874,897

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value

Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts - Exchange-Traded(a)	$1,472,106	$2,573,118	$434,296	$ 4,479,520

Unrealized appreciation on swap agreements - OTC	1,099,081	1,343,557	-	2,442,638

Options purchased, at value - Exchange-Traded(b)	-	1,317,650	-	1,317,650

Total Derivative Assets	2,571,187	5,234,325	434,296	8,239,808

Derivatives not subject to master netting agreements	(1,472,106)	(3,890,768)	(434,296)	(5,797,170)

Total Derivative Assets subject to master netting agreements	$1,099,081	$1,343,557	$-	$ 2,442,638

	Value

Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts - Exchange-Traded(a)	$(798,966)	$(668,615)	$(2,565,056)	$(4,032,637)

Unrealized depreciation on swap agreements - OTC	(24,372)	(326,363)	-	(350,735)

Total Derivative Liabilities	(823,338)	(994,978)	(2,565,056)	(4,383,372)

Derivatives not subject to master netting agreements	798,966	668,615	2,565,056	4,032,637

Total Derivative Liabilities subject to master netting agreements	$(24,372)	$(326,363)	$-	$ (350,735)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Fund
BNP Paribas S.A.	$740,451	$(4,625)	$735,826	$-	$-	$ 735,826
Citigroup Global Markets, Inc.	192,344	(407)	191,937	-	-	191,937
Goldman Sachs International	56,599	(2,002)	54,597	-	-	54,597
J.P. Morgan Chase Bank, N.A.	354,192	(329,517)	24,675	-	(24,675)	-
Subtotal-Fund	1,343,586	(336,551)	1,007,035	-	(24,675)	982,360

24	Invesco Macro Allocation Strategy Fund

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Subsidiary

Barclays Bank PLC	$4,898	$ (32,565)	$(27,667)	$-	$27,667	$ -

Canadian Imperial Bank of Commerce	364	-	364	-	-	364

Macquarie Bank Ltd.	1,093,819	(4,965)	1,088,854	-	(600,000)	488,854

Merrill Lynch International	-	(13,438)	(13,438)	-	-	(13,438)

Subtotal - Subsidiary	1,099,081	(50,968)	1,048,113	-	(572,333)	475,780

Total	$2,442,667	$(387,519)	$2,055,148	$-	$(597,008)	$1,458,140

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$6,739,693	$4,236,726	$(2,309,913)	$ 8,666,506

Options purchased(a)	-	(787,074)	-	(787,074)

Options written	-	711,977	-	711,977

Swap agreements	2,209,852	5,679,287	-	7,889,139

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	3,182,588	2,179,456	(1,919,883)	3,442,161

Options purchased(a)	-	(1,564,690)	-	(1,564,690)

Options written	-	(11,910)	-	(11,910)

Swap agreements	1,079,618	1,017,194	-	2,096,812

Total	$13,211,751	$11,460,966	$(4,229,796)	$20,442,921

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Equity Options Purchased	Equity Options Written	Swap Agreements
Average notional value	$300,247,680	$44,850,357	$25,556,500	$170,696,163
Average contracts	-	114	362	-

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

25	Invesco Macro Allocation Strategy Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020
Ordinary income*	$-	$1,835,645

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$ 22,761,267

Net unrealized appreciation (depreciation) - investments	(2,421,768)

Net unrealized appreciation (depreciation) - foreign currencies	(997)

Temporary book/tax differences	(17,883)

Capital loss carryforward	(2,092,089)

Shares of beneficial interest	233,593,248

Total net assets	$251,821,778

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts, options contracts, Subsidiary temporary differences and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$659,604	$1,432,485	$2,092,089

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $6,307,117 and $44,820,906, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 3,527,423

Aggregate unrealized (depreciation) of investments	(5,949,191)

Net unrealized appreciation (depreciation) of investments	$(2,421,768)

Cost of investments for tax purposes is $226,296,665.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements and income from the Subsidiary, on October 31, 2021, undistributed net investment income (loss) was increased by $14,778,228, undistributed net realized gain was decreased by $14,777,069 and shares of beneficial interest was decreased by $1,159. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended October 31, 2021(a)		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Sold:
Class A	79,759	$733,387	40,646	$ 333,600
Class C	2,580	23,183	30,721	251,039
Class R	5,178	46,899	1,307	10,681
Class Y	137,105	1,261,958	312,667	2,686,841
Class R6(b)	7,293,808	66,867,282	20,736,821	173,033,857

26	Invesco Macro Allocation Strategy Fund

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	-	$-	28,184	$ 247,461

Class C	-	-	19,893	173,465

Class R	-	-	915	8,030

Class Y	-	-	117,375	1,036,418

Class R6	-	-	2,426	21,377

Automatic conversion of Class C shares to Class A shares:
Class A	28,670	258,713	21,452	178,384

Class C	(29,083)	(258,713)	(21,662)	(178,384)

Reacquired:
Class A	(150,015)	(1,364,412)	(358,612)	(2,979,113)

Class C	(35,389)	(319,063)	(284,321)	(2,346,322)

Class R	(706)	(6,547)	(3,791)	(30,518)

Class Y	(754,036)	(6,723,340)	(1,033,615)	(8,466,560)

Class R6	(1,588,368)	(14,794,541)	(132,923)	(1,124,751)

Net increase in share activity	4,989,503	$45,724,806	19,477,483	$162,855,505

(a)	96% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On July 21, 2020 and August 5, 2020, 10,452,000 Class R6 shares valued at $86,438,040 and 10,173,395 Class R6 shares valued at $85,659,987, respectively, were sold to affiliated mutual funds.

27	Invesco Macro Allocation Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Macro Allocation Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Macro Allocation Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “ consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28	Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,005.50	$7.23	$1,018.00	$7.27	1.43%
Class C	1,000.00	1,002.20	11.00	1,014.22	11.07	2.18
Class R	1,000.00	1,004.40	8.49	1,016.74	8.54	1.68
Class Y	1,000.00	1,006.50	5.97	1,019.26	6.01	1.18
Class R5	1,000.00	1,006.50	6.02	1,019.21	6.06	1.19
Class R6	1,000.00	1,006.50	6.02	1,019.21	6.06	1.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29	Invesco Macro Allocation Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Macro Allocation Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays 3-Month Treasury Bellwether Index (Index). The Board noted that performance of Class Y shares of the Fund was in the third quintile of its performance universe for the one year period, the fourth quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds. The Board noted that the Fund’s tactical positioning in equities detracted from performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund

30	Invesco Macro Allocation Strategy Fund

performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only four funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted

that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

31	Invesco Macro Allocation Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32	Invesco Macro Allocation Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-5	Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Macro Allocation Strategy Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	MAS-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco Multi-Asset Income Fund

Nasdaq:

A: PIAFX ∎ C: PICFX ∎ R: PIRFX ∎ Y: PIYFX ∎ R5: IPNFX ∎ R6: PIFFX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

22	Financial Statements

25	Financial Highlights

26	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Fund Expenses

37	Approval of Investment Advisory and Sub-Advisory Contracts

39	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco Multi-Asset Income Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Multi-Asset Income Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.73%
Class C Shares	11.01
Class R Shares	11.43
Class Y Shares	12.11
Class R5 Shares	12.01
Class R6 Shares	12.17
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-0.48
Custom Invesco Multi-Asset Income Index∎ (Style-Specific Index)	14.55
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦ (Peer Group Index)	13.83

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2021, the Fund at NAV reported positive absolute performance having rebounded strongly from a challenging previous fiscal year. The fiscal year was marked by a continued rally in risky assets, as the world recovered from the coronavirus (COVID-19) crisis, led by equities and commodities. The fiscal year began with global equities, commodities and high-yield bonds benefiting from massive monetary policies around the globe and improving economic data. As COVID-19 vaccination programs started rolling out in early 2021, equities and economically sensitive commodities pushed higher, while inflation fears resulting from global fiscal stimulus packages led to struggles for interest rate sensitive assets. Through the middle of the fiscal year, global equity markets continued to be supported by further acceleration of vaccination rollouts and easing of COVID-related restrictions in most developed markets. Fixed-income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance that was experienced earlier in the fiscal year due to a sharply rising interest rate environment. Toward the end of the fiscal year, equities briefly stalled amid continued concerns about rising inflation, supply disruptions and the economic growth rate. Energy stocks and energy-driven markets performed relatively well as global shortages pushed oil and gas prices higher.

    All strategic assets delivered positive contributions to the Fund’s absolute performance for the fiscal year except US Treasuries, which suffered from a general rise in yields. US high-yield was the leading contributor, having only one negative month during the fiscal year. This behavior falls in line with the general theme of asset classes on the riskier end of the spectrum performing well over the fiscal year. In addition, in this low-yield environment, investors were more willing to extend their risk tolerance to generate income. Preferred equity was the next best contributor, though with a bit of a choppier path, as strong gains in the first half waned in the second half of the fiscal year, with rising inflation impacting this interest rate-sensitive asset class.

    The equity allocations, invested through the equity-linked note (ELN) structure, performed well across the board. Energy and the energy aligned master limited partnerships (MLPs), performed well due to surging demand from the ongoing reopening of the global economy. As demand increased, energy output remained curtailed as Oil Petroleum Export Countries (OPEC) plus Russia maintained production cuts due to demand uncertainty with recurring waves of COVID-19 infection. Oil and natural gas production in the US also remained below pre-COVID levels as producers implemented stricter capital discipline just as investor interest in heavy carbon-based industries declined. US REITs were also a consistent contributor for the fiscal year, as investors sought attractive yields, inflation increased demand for real assets and fear set in over an increase in the corporate tax rate. Rounding out the equity sleeve were consumer staples and utilities, which offered a bit more muted contributions to returns for the fiscal year.

    Exposure to emerging markets debt was also additive to the Fund’s absolute performance over the fiscal year. The asset class managed to overcome a pullback in the middle of the fiscal year and again in September 2021, which resulted from the economic slowdown in China and increased speculation around the Chinese government’s involvement in salvaging the Chinese property developer Evergrande’s liquidity crisis.

    The Fund’s tactical positioning, expressed through the use of exchange-traded futures, was positive for the fiscal year. In general, the portfolio’s long equity index positions drove performance as bond positions were largely flat. While contributions were positive for nearly all of the fiscal year, gains were strongest during the first half as equities surged higher.

    Please note that our strategy utilizes derivative instruments that includes futures. Therefore, some of the performance of the Fund, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Multi-Asset Income Fund.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Peter Hubbard

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Multi-Asset Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/14/11

1 Source: Invesco, RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	4.65%
5 Years	2.93
1 Year	5.58

Class C Shares
Inception (12/14/11)	4.60%
5 Years	3.34
1 Year	10.01

Class R Shares
Inception (12/14/11)	4.99%
5 Years	3.86
1 Year	11.43

Class Y Shares
Inception (12/14/11)	5.51%
5 Years	4.38
1 Year	12.11

Class R5 Shares
Inception (12/14/11)	5.50%
5 Years	4.34
1 Year	12.01

Class R6 Shares
Inception	5.51%
5 Years	4.41
1 Year	12.17

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Multi-Asset Income Fund

Supplemental Information

Invesco Multi-Asset Income Fund’s investment objective is to provide current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Custom Invesco Multi-Asset Income Index comprises the following indexes: 60% Bloomberg U.S. Aggregate Bond Index and 40% MSCI World Index. The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Mixed-Asset Target Alloca-tion Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Multi-Asset Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	37.04%

Preferred Stocks	20.78

Equity Linked Notes	19.75

U.S. Treasury Securities	7.51

Variable Rate Senior Loan Interests	2.15

Security Types Each Less Than 1% of Portfolio	0.05

Money Market Funds Plus Other Assets Less Liabilities	12.72

Top Five Debt Issuers*

		% of total net assets

1.	U.S. Treasury Bonds	7.48%

2.	Republic of Indonesia Bond	0.90

3.	Colombia Government International Bond	0.77

4.	Russian Foreign Bond - Eurobond	0.68

5.	Turkey Government International Bond	0.67

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

6	Invesco Multi-Asset Income Fund

Schedule of Investments(a)

October 31, 2021

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–37.04%
Advertising–0.11%
Lamar Media Corp., 3.63%, 01/15/2031	$1,970,000	$1,934,323

Aerospace & Defense–0.19%
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	2,652,000	2,796,454

TransDigm, Inc., 6.25%, 03/15/2026(b)	420,000	438,900

		3,235,354

Airlines–0.49%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(b)	5,096,000	5,352,074

5.75%, 04/20/2029(b)	786,000	846,915

United Airlines, Inc., 4.38%, 04/15/2026(b)	2,073,000	2,147,048

		8,346,037

Alternative Carriers–0.11%
Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	1,715,000	1,895,590

Apparel Retail–0.09%
Gap, Inc. (The), 3.63%, 10/01/2029(b)	1,654,000	1,622,988

Auto Parts & Equipment–0.25%
Clarios Global L.P., 6.75%, 05/15/2025(b)	58,000	61,182

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	244,000	259,499

Dana, Inc.,
5.38%, 11/15/2027	1,107,000	1,160,966

5.63%, 06/15/2028	786,000	832,178

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	2,007,000	2,034,596

		4,348,421

Automobile Manufacturers–0.91%
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	2,017,000	2,095,159

3.75%, 01/30/2031(b)	2,846,000	2,739,403

Ford Motor Co., 4.75%, 01/15/2043	1,475,000	1,613,104

Ford Motor Credit Co. LLC,
5.60%, 01/07/2022	37,000	37,313

5.13%, 06/16/2025	682,000	740,823

3.38%, 11/13/2025	811,000	834,316

5.11%, 05/03/2029	2,129,000	2,368,512

4.00%, 11/13/2030	2,983,000	3,117,235

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	2,008,000	2,113,420

		15,659,285

Automotive Retail–0.74%
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	3,997,000	4,002,796

	Principal Amount	Value

Automotive Retail–(continued)
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	$3,581,000	$3,681,519

Lithia Motors, Inc., 3.88%, 06/01/2029(b)	2,029,000	2,105,108

Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	2,950,000	2,962,242

		12,751,665

Broadcasting–0.15%
Gray Television, Inc., 7.00%, 05/15/2027(b)(c)	2,318,000	2,483,157

Building Products–0.11%
Standard Industries, Inc., 5.00%, 02/15/2027(b)	1,850,000	1,900,875

Cable & Satellite–1.54%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.00%, 02/01/2028(b)	1,565,000	1,629,556

4.50%, 08/15/2030(b)	3,880,000	3,954,224

4.50%, 05/01/2032	3,847,000	3,870,101

CSC Holdings LLC,
6.50%, 02/01/2029(b)	2,199,000	2,361,176

5.75%, 01/15/2030(b)	2,252,000	2,224,863

4.63%, 12/01/2030(b)	1,684,000	1,545,129

4.50%, 11/15/2031(b)(c)	998,000	968,285

5.00%, 11/15/2031(b)(c)	320,000	297,568

DISH DBS Corp., 7.75%, 07/01/2026	169,000	188,013

DISH Network Corp., Conv., 3.38%, 08/15/2026	2,055,000	2,098,846

Gray Escrow II, Inc., 5.38%, 11/15/2031(b)	1,432,000	1,448,110

Sirius XM Radio, Inc.,
3.13%, 09/01/2026(b)(c)	2,275,000	2,280,688

4.00%, 07/15/2028(b)	1,577,000	1,590,326

Virgin Media Finance PLC (United Kingdom), 5.00%, 07/15/2030(b)	812,000	808,417

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	1,061,000	1,120,851

		26,386,153

Casinos & Gaming–0.84%
Codere Finance 2 (Luxembourg) S.A. (Spain), 7.13% PIK Rate, 4.50% Cash Rate, 11/01/2023(b)(d)	388,359	234,957

Everi Holdings, Inc., 5.00%, 07/15/2029(b)	1,944,000	1,992,600

Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp., 4.88%, 05/01/2029(b)	2,099,000	2,120,294

Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	3,700,000	3,820,250

Scientific Games International, Inc.,
8.63%, 07/01/2025(b)	598,000	646,109

8.25%, 03/15/2026(b)	1,298,000	1,377,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Casinos & Gaming–(continued)
Station Casinos LLC, 4.50%, 02/15/2028(b)(c)	$2,059,000	$2,077,016

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)(c)	2,030,000	2,037,613

		14,306,342

Construction & Engineering–0.12%
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	2,054,000	2,092,040

Consumer Finance–0.59%
Navient Corp.,
7.25%, 09/25/2023	2,349,000	2,560,410

5.00%, 03/15/2027	381,000	389,045

OneMain Finance Corp.,
7.13%, 03/15/2026	3,232,000	3,672,360

3.88%, 09/15/2028	1,071,000	1,045,564

5.38%, 11/15/2029	2,219,000	2,371,556

		10,038,935

Copper–0.22%
First Quantum Minerals Ltd. (Zambia), 6.88%, 10/15/2027(b)	3,600,000	3,847,500

Data Processing & Outsourced Services–0.12%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	2,106,000	2,099,577

Department Stores–0.17%
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)	1,761,000	1,878,926

4.50%, 12/15/2034(c)	1,091,000	1,068,853

		2,947,779

Diversified Banks–0.56%
Banco Nacional de Desenvolvimento Economico e Social (Brazil), 5.75%, 09/26/2023(b)	1,637,000	1,773,182

Banque Centrale de Tunisie International Bond (Tunisia), 5.75%, 01/30/2025(b)	1,441,000	1,158,423

Development Bank of Kazakhstan JSC (Kazakhstan), 4.13%, 12/10/2022(b)	1,250,000	1,292,245

Export-Import Bank of India (India), 3.88%, 02/01/2028(b)	1,961,000	2,104,289

Vnesheconombank Via VEB Finance PLC (Russia),
5.94%, 11/21/2023(b)	1,450,000	1,570,847

6.80%, 11/22/2025(b)	1,418,000	1,659,145

		9,558,131

Diversified Chemicals–0.11%
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	1,959,000	1,966,934

	Principal Amount	Value

Diversified Metals & Mining–0.24%
Corp. Nacional del Cobre de Chile (Chile),
6.15%, 10/24/2036(b)	$1,390,000	$1,816,385

5.63%, 10/18/2043(b)	95,000	123,032

4.88%, 11/04/2044(b)	105,000	124,791

4.50%, 08/01/2047(b)	1,740,000	1,995,075

		4,059,283

Diversified REITs–0.31%
DigitalBridge Group, Inc., Conv., 5.00%, 04/15/2023	1,253,000	1,295,518

iStar, Inc.,
4.75%, 10/01/2024	3,089,000	3,267,390

5.50%, 02/15/2026	636,000	661,440

		5,224,348

Electric Utilities–0.50%
NextEra Energy Capital Holdings, Inc., Series K, Investment Units, 5.25%, 06/01/2076	57,464	1,460,735

Talen Energy Supply LLC, 7.63%, 06/01/2028(b)(c)	3,009,000	2,878,996

Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	750,000	773,678

5.00%, 07/31/2027(b)	1,321,000	1,355,676

4.38%, 05/01/2029(b)	2,085,000	2,066,756

		8,535,841

Electrical Components & Equipment–0.24%
EnerSys, 5.00%, 04/30/2023(b)	2,194,000	2,281,497

Sensata Technologies B.V., 4.88%, 10/15/2023(b)	1,798,000	1,906,428

		4,187,925

Environmental & Facilities Services–0.29%
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	4,999,000	4,955,709

Fertilizers & Agricultural Chemicals–0.24%
Consolidated Energy Finance S.A. (Switzerland),
6.50%, 05/15/2026(b)	799,000	829,961

5.63%, 10/15/2028(b)	1,170,000	1,165,730

OCI N.V. (Netherlands), 4.63%, 10/15/2025(b)	1,998,000	2,080,417

		4,076,108

Food Distributors–0.28%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(b)	2,866,000	2,908,990

Prosperous Ray Ltd. (China), 4.63%, 11/12/2023(b)	1,750,000	1,859,578

		4,768,568

Food Retail–0.35%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(b)	1,881,000	2,035,186

SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)(c)	1,899,000	2,001,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Food Retail–(continued)
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(b)	$1,938,000	$1,959,802

		5,996,059

Health Care Facilities–0.35%
Encompass Health Corp., 4.50%, 02/01/2028(c)	2,005,000	2,043,792

HCA, Inc.,
5.88%, 02/15/2026	1,322,000	1,507,080

5.38%, 09/01/2026(c)	511,000	582,590

5.88%, 02/01/2029	720,000	857,851

3.50%, 09/01/2030	972,000	1,023,346

		6,014,659

Health Care REITs–0.36%
CTR Partnership L.P./ CareTrust Capital Corp., 3.88%, 06/30/2028(b)	2,102,000	2,136,336

Diversified Healthcare Trust,
4.75%, 05/01/2024	947,000	977,778

9.75%, 06/15/2025	84,000	91,350

4.38%, 03/01/2031(c)	2,972,000	2,875,811

		6,081,275

Health Care Services–0.80%
Akumin, Inc., 7.00%, 11/01/2025(b)(c)	1,970,000	1,884,413

Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	1,845,000	1,948,781

6.13%, 04/01/2030(b)(c)	2,008,000	1,976,675

DaVita, Inc.,
4.63%, 06/01/2030(b)	1,883,000	1,894,769

3.75%, 02/15/2031(b)	2,101,000	1,993,324

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	1,842,000	1,908,773

MEDNAX, Inc., 6.25%, 01/15/2027(b)	2,022,000	2,122,736

		13,729,471

Health Care Supplies–0.12%
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/2029(b)	2,110,000	2,102,088

Homebuilding–0.18%
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(b)	2,372,000	2,504,381

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	600,000	628,500

		3,132,881

Hotels, Resorts & Cruise Lines–0.14%
Carnival Corp., 10.50%, 02/01/2026(b)(c)	1,996,000	2,321,847

Household Products–0.18%
Energizer Holdings, Inc., 4.38%, 03/31/2029(b)	215,000	206,293

Prestige Brands, Inc., 3.75%, 04/01/2031(b)	3,027,000	2,928,622

		3,134,915

	Principal Amount	Value

Independent Power Producers & Energy Traders–0.37%
Calpine Corp., 3.75%, 03/01/2031(b)	$2,052,000	$1,972,526

Clearway Energy Operating LLC,
4.75%, 03/15/2028(b)	2,443,000	2,587,748

3.75%, 02/15/2031(b)	1,814,000	1,798,173

		6,358,447

Industrial Machinery–0.24%
EnPro Industries, Inc., 5.75%, 10/15/2026	1,826,000	1,912,735

Mueller Water Products, Inc., 4.00%, 06/15/2029(b)	2,001,000	2,036,018

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	238,000	242,760

		4,191,513

Integrated Oil & Gas–1.47%
KazMunayGas National Co. JSC (Kazakhstan), 6.38%, 10/24/2048(b)	1,000,000	1,288,710

Occidental Petroleum Corp.,
8.50%, 07/15/2027	750,000	934,688

6.13%, 01/01/2031(c)	2,216,000	2,656,430

4.10%, 02/15/2047	2,302,000	2,247,615

Petroleos Mexicanos (Mexico),
6.84%, 01/23/2030	3,100,000	3,246,986

6.63%, 06/15/2035	3,555,000	3,450,430

7.69%, 01/23/2050	4,600,000	4,402,384

Petronas Capital Ltd. (Malaysia),
3.50%, 03/18/2025(b)	1,000,000	1,064,289

4.55%, 04/21/2050(b)	2,120,000	2,634,088

Saudi Arabian Oil Co. (Saudi Arabia), 4.25%, 04/16/2039(b)	2,812,000	3,156,512

		25,082,132

Integrated Telecommunication Services–0.55%
Altice France S.A. (France),
8.13%, 02/01/2027(b)	945,000	1,017,056

5.13%, 07/15/2029(b)	1,193,000	1,163,390

5.50%, 10/15/2029(b)	1,190,000	1,167,949

Iliad Holding S.A.S. (France),
6.50%, 10/15/2026(b)	889,000	917,155

7.00%, 10/15/2028(b)(c)	2,026,000	2,090,913

Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	3,170,000	2,999,612

		9,356,075

Interactive Home Entertainment–0.13%
Cinemark USA, Inc., 5.88%, 03/15/2026(b)(c)	2,140,000	2,148,025

Interactive Media & Services–0.36%
Audacy Capital Corp., 6.75%, 03/31/2029(b)(c)	2,972,000	2,950,498

Scripps Escrow II, Inc.,
3.88%, 01/15/2029(b)	2,253,000	2,244,563

5.38%, 01/15/2031(b)	1,050,000	1,029,031

		6,224,092

Internet & Direct Marketing Retail–0.13%
QVC, Inc., 5.45%, 08/15/2034	2,091,000	2,188,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Investment Banking & Brokerage–0.37%
MDGH - GMTN B.V. (United Arab Emirates),
4.50%, 11/07/2028(b)	$1,180,000	$1,364,393

3.75%, 04/19/2029(b)	1,740,000	1,921,705

NFP Corp.,
4.88%, 08/15/2028(b)	801,000	814,016

6.88%, 08/15/2028(b)	2,265,000	2,304,588

		6,404,702

IT Consulting & Other Services–0.23%
Gartner, Inc.,
4.50%, 07/01/2028(b)	2,750,000	2,866,737

3.63%, 06/15/2029(b)	1,002,000	1,008,263

		3,875,000

Managed Health Care–0.17%
Centene Corp.,
4.63%, 12/15/2029	714,000	771,120

3.00%, 10/15/2030(c)	2,134,000	2,171,750

		2,942,870

Marine Ports & Services–0.20%
DP World Ltd. (United Arab Emirates), 6.85%, 07/02/2037(b)	2,590,000	3,428,668

Metal & Glass Containers–0.25%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	1,947,000	1,908,060

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	2,200,000	2,290,750

		4,198,810

Multi-Utilities–0.11%
DTE Energy Co.,
Series F, Investment Units, 6.00%, 12/15/2076	28,228	720,096

Series E, Investment Units, 5.25%, 12/01/2077	46,261	1,210,651

		1,930,747

Oil & Gas Drilling–0.73%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	2,073,000	2,174,059

NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	1,705,000	1,731,428

Precision Drilling Corp. (Canada),
7.13%, 01/15/2026(b)	263,000	270,833

6.88%, 01/15/2029(b)	1,566,000	1,619,675

Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	2,000,000	2,132,500

6.88%, 04/15/2040(b)	1,577,000	1,788,397

Valaris Ltd., 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(c)(d)	749,000	780,937

Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(d)	1,871,000	1,950,779

		12,448,608

	Principal Amount	Value
Oil & Gas Equipment & Services–0.44%
Bristow Group, Inc., 6.88%, 03/01/2028(b)	$2,873,000	$2,984,329

Oil and Gas Holding Co. BSCC (The) (Bahrain), 7.50%, 10/25/2027(b)	1,000,000	1,098,632

Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(b)	877,000	868,475

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	2,500,000	2,600,000

		7,551,436

Oil & Gas Exploration & Production–1.94%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	5,616,000	6,039,783

Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(b)	851,000	909,945

Callon Petroleum Co.,
6.13%, 10/01/2024	1,048,000	1,035,545

8.00%, 08/01/2028(b)(c)	3,790,000	3,824,679

Civitas Resources, Inc., 5.00%, 10/15/2026(b)	2,131,000	2,155,400

Genesis Energy L.P./Genesis Energy Finance Corp.,
5.63%, 06/15/2024	12,000	11,970

6.25%, 05/15/2026	1,964,000	1,903,489

8.00%, 01/15/2027	1,370,000	1,378,590

7.75%, 02/01/2028	1,691,000	1,673,236

Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	1,164,000	1,196,191

5.75%, 02/01/2029(b)	721,000	732,716

Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	3,319,000	3,573,484

Rockcliff Energy II LLC, 5.50%, 10/15/2029(b)	1,973,000	2,026,764

Sinopec Group Overseas Development 2018 Ltd. (China), 2.95%, 11/12/2029(b)	2,760,000	2,869,854

SM Energy Co.,
5.00%, 01/15/2024	1,000,000	996,490

6.75%, 09/15/2026(c)	1,065,000	1,092,956

6.63%, 01/15/2027(c)	1,796,000	1,856,615

		33,277,707

Oil & Gas Refining & Marketing–0.21%
Petroliam Nasional Bhd. (Malaysia), 7.63%, 10/15/2026(b)	1,920,000	2,449,284

Weatherford International Ltd., 6.50%, 09/15/2028(b)(c)	1,150,000	1,216,125

		3,665,409

Oil & Gas Storage & Transportation–0.85%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 4.60%, 11/02/2047(b)	1,587,000	1,849,522

CNX Midstream Partners L.P., 4.75%, 04/15/2030(b)	1,979,000	1,983,947

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	1,420,000	1,216,088

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation-(continued)
Oasis Midstream Partners L.P./OMP Finance Corp., 8.00%, 04/01/2029(b)	$3,826,000	$4,160,775
Southern Gas Corridor CJSC (Azerbaijan), 6.88%, 03/24/2026(b)	2,800,000	3,286,774
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(b)	2,075,000	2,085,126
		14,582,232

Other Diversified Financial Services-0.02%
Hazine Mustesarligi Varlik Kiralama A.S. (Turkey), 5.00%, 04/06/2023(b)	320,000	325,680

Packaged Foods & Meats-0.23%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/2029(b)(c)	1,840,000	2,037,800
Kraft Heinz Foods Co. (The), 6.88%, 01/26/2039	1,340,000	1,965,051
		4,002,851

Paper Products-0.12%
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	1,888,000	1,972,960

Pharmaceuticals-0.25%
AdaptHealth LLC,
6.13%, 08/01/2028(b)	949,000	1,005,940
5.13%, 03/01/2030(b)	1,042,000	1,048,513
Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	324,000	330,405
9.00%, 12/15/2025(b)	132,000	138,642
5.75%, 08/15/2027(b)	739,000	774,646
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	887,000	896,189
		4,194,335

Railroads-0.11%
Empresa de Transporte de Pasajeros Metro S.A. (Chile), 4.70%, 05/07/2050(b)	1,550,000	1,811,617

Research & Consulting Services-0.12%
Dun & Bradstreet Corp. (The),
6.88%, 08/15/2026(b)	1,334,000	1,392,362
10.25%, 02/15/2027(b)	583,000	626,288
		2,018,650

Restaurants-0.23%
Papa John’s International, Inc., 3.88%, 09/15/2029(b)	3,966,000	3,881,722

Retail REITs-0.13%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	2,086,000	2,193,533

Security & Alarm Services-0.12%
Brink’s Co. (The),
5.50%, 07/15/2025(b)	245,000	257,091
4.63%, 10/15/2027(b)	1,670,000	1,725,193
		1,982,284

	Principal Amount	Value

Sovereign Debt-13.09%
Angolan Government International Bond (Angola),
9.50%, 11/12/2025(b)	$1,044,000	$1,132,479
9.13%, 11/26/2049(b)	1,140,000	1,116,393
Argentine Republic Government International Bond (Argentina), 0.50%, 07/09/2030(e)	6,951,645	2,388,585
Bahrain Government International Bond (Bahrain), 6.13%, 07/05/2022(b)	2,800,000	2,886,632
Bolivian Government International Bond (Bolivia), 4.50%, 03/20/2028(b)	699,000	629,100
Brazilian Government International Bond (Brazil), 4.25%, 01/07/2025	4,600,000	4,856,657
Chile Government International Bond (Chile), 3.24%, 02/06/2028	200,000	211,405
Colombia Government International Bond (Colombia),
3.88%, 04/25/2027	4,750,000	4,930,595
4.50%, 03/15/2029	1,640,000	1,735,661
7.38%, 09/18/2037	3,500,000	4,347,210
6.13%, 01/18/2041	1,950,000	2,171,803
Costa Rica Government International Bond (Costa Rica),
5.63%, 04/30/2043(b)	1,300,000	1,165,450
7.16%, 03/12/2045(b)	800,000	810,808
Croatia Government International Bond (Croatia), 5.50%, 04/04/2023(b)	1,515,000	1,615,360
Dominican Republic International Bond (Dominican Republic),
5.95%, 01/25/2027(b)(c)	2,228,000	2,489,812
7.45%, 04/30/2044(b)(c)	2,935,000	3,503,686
6.85%, 01/27/2045(b)	2,902,000	3,243,014
6.40%, 06/05/2049(b)	935,000	995,784
Ecuador Government International Bond (Ecuador), 5.50%, 07/31/2030(b)(e)	3,135,000	2,609,887
Egypt Government International Bond (Egypt),
7.60%, 03/01/2029(b)	200,000	201,596
8.50%, 01/31/2047(b)	2,896,000	2,684,117
7.90%, 02/21/2048(b)	1,200,000	1,059,715
8.70%, 03/01/2049(b)	2,110,000	1,973,863
El Salvador Government International Bond (El Salvador),
7.65%, 06/15/2035(b)	1,110,000	838,050
7.12%, 01/20/2050(b)	1,120,000	806,400
9.50%, 07/15/2052(b)	512,000	423,680
Ghana Government International Bond (Ghana),
7.63%, 05/16/2029(b)	818,000	723,748
8.13%, 03/26/2032(b)	2,590,000	2,292,098
8.95%, 03/26/2051(b)	738,000	635,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt-(continued)
Indonesia Government International Bond (Indonesia),
8.50%, 10/12/2035(b)	$5,230,000	$8,228,142
6.63%, 02/17/2037(b)	1,100,000	1,509,638
7.75%, 01/17/2038(b)	830,000	1,243,543
6.75%, 01/15/2044(b)	3,030,000	4,388,584
5.95%, 01/08/2046(b)	420,000	570,539
Ivory Coast Government International Bond (Ivory Coast), 6.38%, 03/03/2028(b)	650,000	712,019
Jamaica Government International Bond (Jamaica), 6.75%, 04/28/2028	1,600,000	1,877,600
Jordan Government International Bond (Jordan), 6.13%, 01/29/2026(b)	1,000,000	1,082,515
Kazakhstan Government International Bond (Kazakhstan),
3.88%, 10/14/2024(b)	1,650,000	1,777,571
6.50%, 07/21/2045(b)	700,000	1,010,422
Kenya Government International Bond (Kenya),
6.88%, 06/24/2024(b)	1,100,000	1,188,475
7.25%, 02/28/2028(b)	1,100,000	1,188,753
Kuwait International Government Bond (Kuwait), 3.50%, 03/20/2027(b)	3,090,000	3,386,294
Malaysia Sukuk Global Bhd. (Malaysia), 3.18%, 04/27/2026(b)	250,000	268,825
Mexico Government International Bond (Mexico), Series A,
6.05%, 01/11/2040	3,682,000	4,594,510
5.55%, 01/21/2045(c)	500,000	598,720
4.60%, 01/23/2046	1,050,000	1,120,728
5.75%, 10/12/2110	420,000	487,179
Mongolia Government International Bond (Mongolia), 8.75%, 03/09/2024(b)	1,716,000	1,930,664
Nigeria Government International Bond (Nigeria), 8.75%, 01/21/2031(b)	2,550,000	2,754,630
Oman Government International Bond (Oman),
4.75%, 06/15/2026(b)	3,310,000	3,409,972
5.63%, 01/17/2028(b)	3,725,000	3,928,359
6.75%, 01/17/2048(b)	2,054,000	2,083,177
Pakistan Government International Bond (Pakistan), 8.25%, 04/15/2024(b)	1,640,000	1,756,055
Panama Government International Bond (Panama),
4.00%, 09/22/2024	3,725,000	3,979,529
7.13%, 01/29/2026	1,110,000	1,352,413
3.88%, 03/17/2028	1,000,000	1,086,695
Paraguay Government International Bond (Paraguay), 5.00%, 04/15/2026(b)	1,000,000	1,110,750
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
4.33%, 05/28/2025(b)	300,000	331,185
4.15%, 03/29/2027(b)(c)	2,600,000	2,894,918

	Principal Amount	Value

Sovereign Debt-(continued)
Peruvian Government International Bond (Peru),
7.35%, 07/21/2025	$600,000	$721,944
4.13%, 08/25/2027	2,000,000	2,203,600
2.84%, 06/20/2030	1,170,000	1,188,732
8.75%, 11/21/2033	2,391,000	3,714,060
6.55%, 03/14/2037	1,084,000	1,479,644
Philippine Government International Bond (Philippines),
4.20%, 01/21/2024	100,000	106,978
10.63%, 03/16/2025	2,144,000	2,797,399
9.50%, 02/02/2030	80,000	123,825
6.38%, 10/23/2034	850,000	1,170,124
3.95%, 01/20/2040	900,000	999,113
Qatar Government International Bond (Qatar),
5.10%, 04/23/2048(b)	6,660,000	8,854,976
4.82%, 03/14/2049(b)	2,100,000	2,706,902
RAK Capital (United Arab Emirates), 3.09%, 03/31/2025(b)	743,000	782,785
Republic of Poland Government International Bond (Poland),
3.00%, 03/17/2023	599,000	617,120
4.00%, 01/22/2024	2,095,000	2,233,348
Republic of South Africa Government International Bond (South Africa),
5.88%, 06/22/2030	3,200,000	3,519,968
5.75%, 09/30/2049	5,853,000	5,599,185
Romanian Government International Bond (Romania),
4.38%, 08/22/2023(b)	833,000	882,397
6.13%, 01/22/2044(b)	2,000,000	2,611,656
5.13%, 06/15/2048(b)	2,344,000	2,765,920
Russian Foreign Bond - Eurobond (Russia),
4.75%, 05/27/2026(b)	3,200,000	3,594,000
4.25%, 06/23/2027(b)	2,800,000	3,106,457
12.75%, 06/24/2028(b)	3,060,000	5,037,785
5.63%, 04/04/2042(b)	1,600,000	2,081,008
Saudi Government International Bond (Saudi Arabia),
3.25%, 10/26/2026(b)	500,000	536,230
3.63%, 03/04/2028(b)	3,100,000	3,381,371
4.38%, 04/16/2029(b)	538,000	616,494
4.50%, 10/26/2046(b)	1,000,000	1,155,890
4.63%, 10/04/2047(b)	4,640,000	5,472,430
5.00%, 04/17/2049(b)	1,548,000	1,933,559
5.25%, 01/16/2050(b)	2,680,000	3,477,107
Sharjah Sukuk Program Ltd. (United Arab Emirates),
3.85%, 04/03/2026(b)	600,000	639,380
4.23%, 03/14/2028(b)	1,019,000	1,098,851
Slovakia Government International Bond (Slovakia), 4.38%, 05/21/2022(b)	1,658,000	1,695,656
Sri Lanka Government International Bond (Sri Lanka),
6.83%, 07/18/2026(b)	903,000	577,920
6.20%, 05/11/2027(b)	923,000	585,440
6.75%, 04/18/2028(b)	1,012,000	638,562
7.85%, 03/14/2029(b)	1,041,000	663,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt-(continued)
Trinidad & Tobago Government International Bond (Trinidad), 4.50%, 08/04/2026(b)(c)	$1,730,000	$1,803,542
Turkey Government International Bond (Turkey),
7.38%, 02/05/2025	527,000	557,423
4.88%, 10/09/2026	326,000	309,955
6.00%, 03/25/2027	1,890,000	1,871,134
7.63%, 04/26/2029	2,430,000	2,562,124
11.88%, 01/15/2030	1,920,000	2,547,903
8.00%, 02/14/2034	1,580,000	1,702,497
6.88%, 03/17/2036	1,218,000	1,182,315
7.25%, 03/05/2038	1,170,000	1,169,998
Ukraine Government International Bond (Ukraine),
7.75%, 09/01/2022(b)	657,000	682,377
7.75%, 09/01/2023(b)	650,000	693,737
7.75%, 09/01/2024(b)	650,000	702,335
7.75%, 09/01/2026(b)	4,450,000	4,806,676
7.75%, 09/01/2027(b)	1,090,000	1,177,089
9.75%, 11/01/2028(b)	900,000	1,046,389
Uruguay Government International Bond (Uruguay), 4.50%, 08/14/2024	2,215,922	2,361,641
Vietnam Government International Bond (Vietnam), 4.80%, 11/19/2024(b)	1,000,000	1,099,755
		223,979,331

Specialized Consumer Services-0.28%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	3,041,000	3,050,123
Terminix Co. LLC (The), 7.45%, 08/15/2027	1,473,000	1,771,282
		4,821,405

Specialized REITs-0.23%
SBA Communications Corp., 3.88%, 02/15/2027(c)	3,791,000	3,914,321

Specialty Chemicals-0.33%
Braskem Idesa S.A.P.I. (Mexico), 6.99%, 02/20/2032(b)(c)	1,097,000	1,124,425
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	3,577,000	3,693,253
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(b)	832,000	839,804
		5,657,482

Specialty Stores-0.13%
Bath & Body Works, Inc.,
6.88%, 11/01/2035	1,579,000	1,920,412
6.75%, 07/01/2036	190,000	228,356
		2,148,768

Steel-0.12%
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	2,068,000	2,055,075

Systems Software-0.33%
Camelot Finance S.A., 4.50%, 11/01/2026(b)	5,457,000	5,675,280

	Principal Amount	Value

Textiles-0.17%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	$3,015,000	$2,899,435

Thrifts & Mortgage Finance-0.16%
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	2,447,000	2,814,588

Wireless Telecommunication Services-0.12%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(f)	1,980,000	1,970,813
Total U.S. Dollar Denominated Bonds & Notes (Cost $622,861,158)		633,916,866

	Shares
Preferred Stocks-20.78%
Alternative Carriers-0.25%
Qwest Corp., 6.50%, Pfd.	98,546	2,529,676
Qwest Corp., 6.75%, Pfd.	66,717	1,755,324
		4,285,000

Asset Management & Custody Banks-0.60%
Affiliated Managers Group, Inc., 5.88%, Pfd.	31,235	860,837
Affiliated Managers Group, Inc., 4.75%, Pfd.	28,632	741,855
Affiliated Managers Group, Inc., 4.20%, Pfd.	20,000	494,000
Apollo Global Management, Inc., 6.38%, Series A, Pfd.	28,632	745,864
Apollo Global Management, Inc., 6.38%, Series B, Pfd.	31,235	843,033
Brightsphere Investment Group, Inc., 5.13%, Pfd.	13,015	327,457
Northern Trust Corp., 4.70%, Series E, Pfd.	40,326	1,098,480
Oaktree Capital Group LLC, 6.63%, Series A, Pfd.	18,118	485,743
Oaktree Capital Group LLC, 6.55%, Series B, Pfd.	24,043	656,374
Prospect Capital Corp., 5.35%, Series A, Pfd.	15,122	353,855
State Street Corp., 5.35%, Series G, Pfd.(f)	50,407	1,477,429
State Street Corp., 5.90%, Series D, Pfd.(f)	76,088	2,167,747
		10,252,674

Automobile Manufacturers-0.25%
Ford Motor Co., 6.20%, Pfd.	75,611	2,079,303
Ford Motor Co., 6.00%, Pfd.	81,294	2,217,700
		4,297,003

Consumer Finance-0.94%
Capital One Financial Corp., 5.20%, Series G, Pfd.	62,470	1,581,740
Capital One Financial Corp., 6.00%, Series H, Pfd.	46,059	1,168,978
Capital One Financial Corp., 5.00%, Series I, Pfd.	153,176	4,079,077
Capital One Financial Corp., 4.80%, Series J, Pfd.	127,146	3,329,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Multi-Asset Income Fund

	Shares	Value
Consumer Finance-(continued)
Capital One Financial Corp., 4.63%, Series K, Pfd.	13,015	$343,596
Capital One Financial Corp., 4.38%, Series L, Pfd.	70,279	1,787,898
Capital One Financial Corp., 4.25%, Series N, Pfd.	40,000	1,013,600
Navient Corp., 6.00%, Pfd.	30,244	773,339
Synchrony Financial, 5.63%, Series A, Pfd.	75,611	2,016,545
		16,094,727
Department Stores-0.03%
Dillard’s Capital Trust I, 7.50%, Pfd.	20,823	564,303
Diversified Banks-4.79%
Bank of America Corp., 6.00%, Series GG, Pfd.	137,558	3,661,794
Bank of America Corp., 5.88%, Series HH, Pfd.	86,916	2,347,601
Bank of America Corp., 5.38%, Series KK, Pfd.	159,573	4,329,215
Bank of America Corp., 5.00%, Series LL, Pfd.	158,341	4,234,038
Bank of America Corp., 4.38%, Series NN, Pfd.(c)	147,094	3,736,188
Bank of America Corp., 4.13%, Series PP, Pfd.	117,217	2,935,114
Citigroup, Inc., 7.13%, Series J, Pfd.(f)	95,774	2,690,292
Citigroup, Inc., 6.88%, Series K, Pfd.(f)	150,718	4,274,362
JPMorgan Chase & Co., 5.75%, Series DD, Pfd.	171,007	4,659,941
JPMorgan Chase & Co., 6.00%, Series EE, Pfd.	186,507	5,173,704
JPMorgan Chase & Co., 4.75%, Series GG, Pfd.	90,733	2,379,019
JPMorgan Chase & Co., 4.55%, Series JJ, Pfd.	151,222	3,948,406
JPMorgan Chase & Co., 4.63%, Series LL, Pfd.	186,507	4,875,293
JPMorgan Chase & Co., 4.20%, Series MM, Pfd.	202,000	5,080,300
U.S. Bancorp, 5.50%, Series K, Pfd.(c)	57,968	1,572,092
U.S. Bancorp, 3.75%, Series L, Pfd.(c)	51,059	1,237,160
U.S. Bancorp, 4.00%, Series M, Pfd.	75,611	1,891,031
Wells Fargo & Co., 5.63%, Series Y, Pfd.	69,562	1,803,743
Wells Fargo & Co., 5.85%, Series Q, Pfd.(f)	175,559	4,731,315
Wells Fargo & Co., 6.63%, Series R, Pfd.(f)	84,684	2,383,855
Wells Fargo & Co., 4.75%, Series Z, Pfd.	192,664	4,989,998
Wells Fargo & Co., 4.70%, Series AA, Pfd.	118,790	3,075,473
Wells Fargo & Co., 4.38%, Series CC, Pfd.	112,578	2,830,211
Wells Fargo & Co., 4.25%, Series DD, Pfd.	125,000	3,120,000
		81,960,145
Diversified Chemicals-0.03%
EI du Pont de Nemours and Co., 4.50%, Series B, Pfd.	4,355	494,946

	Shares	Value
Diversified REITs-0.21%
Global Net Lease, Inc., 7.25%, Series A, Pfd.	17,699	$468,669
iStar, Inc., 8.00%, Series D, Pfd.	10,081	259,485
iStar, Inc., 7.50%, Series I, Pfd.	12,602	326,392
PS Business Parks, Inc., 5.20%, Series W, Pfd.	19,130	480,546
PS Business Parks, Inc., 5.25%, Series X, Pfd.	23,947	625,017
PS Business Parks, Inc., 5.20%, Series Y, Pfd.	21,026	553,614
PS Business Parks, Inc., 4.88%, Series Z, Pfd.	32,838	889,910
		3,603,633
Electric Utilities-1.26%
Alabama Power Co., 5.00%, Series A, Pfd.	25,029	652,005
Brookfield Infrastructure Finance ULC, 5.00%, Pfd.	25,192	650,961
Duke Energy Corp., 5.63%, Pfd.	51,059	1,411,781
Duke Energy Corp., 5.75%, Series A, Pfd.	100,815	2,802,657
Entergy Arkansas LLC, 4.88%, Pfd.	40,188	1,013,943
Entergy Louisiana LLC, 4.88%, Pfd.	25,612	646,703
Entergy Mississippi LLC, 4.90%, Pfd.	27,564	705,363
Entergy New Orleans LLC, 5.50%, Pfd.	11,584	298,288
Georgia Power Co., 5.00%, Series 2017-A, Pfd.	27,112	710,606
Interstate Power and Light Co., 5.10%, Series D, Pfd.	20,826	542,309
NextEra Energy Capital Holdings, Inc., 5.65%, Series N, Pfd.	69,581	1,966,359
Pacific Gas and Electric Co., 6.00%, Series A, Pfd.	10,000	295,000
SCE Trust II, 5.10%, Pfd.	15,986	402,048
SCE Trust III, 5.75%, Series H, Pfd.(f)	28,402	731,920
SCE Trust IV, 5.38%, Series J, Pfd.(f)	32,765	821,091
SCE Trust V, 5.45%, Series K, Pfd.(f)	29,311	758,569
SCE Trust VI, 5.00%, Pfd.	55,486	1,387,150
Southern Co. (The), 5.25%, Pfd.	45,367	1,195,420
Southern Co. (The), 4.95%, Series 2020, Pfd.	100,815	2,680,671
Southern Co. (The), 4.20%, Series C, Pfd.	76,088	1,945,570
		21,618,414
Gas Utilities–0.07%
South Jersey Industries, Inc., 5.63%, Pfd.	20,823	556,807
Spire, Inc., 5.90%, Series A, Pfd.	25,204	693,362
		1,250,169
Health Care REITs–0.09%
Diversified Healthcare Trust, 5.63%, Pfd.	61,801	1,498,674
Integrated Telecommunication Services–0.79%
AT&T, Inc., 5.35%, Pfd.	133,327	3,482,501
AT&T, Inc., 5.63%, Pfd.	83,172	2,239,822
AT&T, Inc., 5.00%, Series A, Pfd.	120,978	3,218,015
AT&T, Inc., 4.75%, Series C, Pfd.(c)	176,426	4,594,133
		13,534,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Multi-Asset Income Fund

	Shares	Value
Internet & Direct Marketing Retail-0.31%
Qurate Retail, Inc., 8.00%, Pfd.	31,505	$3,439,716
QVC, Inc., 6.38%, Pfd.	23,426	617,275
QVC, Inc., 6.25%, Pfd.	50,085	1,309,723
		5,366,714
Investment Banking & Brokerage-1.43%
Brookfield Finance I (UK) PLC, 4.50%, Pfd.	23,947	602,028
Brookfield Finance, Inc., 4.63%, Series 50, Pfd.	40,647	1,033,653
Charles Schwab Corp. (The), 5.95%, Series D, Pfd.	75,588	1,941,856
Charles Schwab Corp. (The), 4.45%, Series J, Pfd.	62,470	1,645,460
Goldman Sachs Group, Inc. (The), 5.50%, Series J, Pfd.(f)	100,815	2,709,907
Goldman Sachs Group, Inc. (The), 6.38%, Series K, Pfd.(f)	70,882	2,010,214
Morgan Stanley, 5.85%, Series K, Pfd.(f)	100,815	2,970,010
Morgan Stanley, 7.13%, Series E, Pfd.(f)	86,953	2,469,465
Morgan Stanley, 6.88%, Series F, Pfd.(f)	85,693	2,420,827
Morgan Stanley, 6.38%, Series I, Pfd.(f)	100,815	2,885,325
Morgan Stanley, 4.88%, Series L, Pfd.	51,059	1,373,487
Stifel Financial Corp., 5.20%, Pfd.	22,683	608,358
Stifel Financial Corp., 6.25%, Series B, Pfd.	16,130	436,316
Stifel Financial Corp., 6.13%, Series C, Pfd.	22,683	636,939
Stifel Financial Corp., 4.50%, Series D, Pfd.	30,244	771,222
		24,515,067
Leisure Products-0.09%
Brunswick Corp., 6.50%, Pfd.	19,262	529,705
Brunswick Corp., 6.63%, Pfd.	13,015	363,899
Brunswick Corp., 6.38%, Pfd.	23,947	677,940
		1,571,544
Life & Health Insurance–1.61%
AEGON Funding Co. LLC, 5.10%, Pfd.	94,308	2,540,658
American Equity Investment Life Holding Co., 5.95%, Series A, Pfd.(f)	40,326	1,125,095
American Equity Investment Life Holding Co., 6.63%, Series B, Pfd.(f)	30,244	865,886
Athene Holding Ltd., 6.35%, Series A, Pfd.(f)	86,953	2,599,025
Athene Holding Ltd., 5.63%, Series B, Pfd.	34,920	953,665
Athene Holding Ltd., 6.38%, Series C, Pfd.(f)	60,489	1,746,922
Athene Holding Ltd., 4.88%, Series D, Pfd.	57,968	1,499,632
Brighthouse Financial, Inc., 6.25%, Pfd.	38,044	1,022,242
Brighthouse Financial, Inc., 6.60%, Series A, Pfd.	43,250	1,188,942
Brighthouse Financial, Inc., 6.75%, Series B, Pfd.	40,907	1,160,941
Brighthouse Financial, Inc., 5.38%, Series C, Pfd.	58,867	1,561,153

	Shares	Value
Life & Health Insurance-(continued)
CNO Financial Group, Inc., 5.13%, Pfd.	16,212	$437,724
Globe Life, Inc., 4.25%, Pfd.	33,126	856,307
MetLife, Inc., 5.63%, Series E, Pfd.	81,814	2,231,886
MetLife, Inc., 4.75%, Series F, Pfd.	100,815	2,705,875
Prudential Financial, Inc., 5.63%, Pfd.	56,960	1,553,869
Prudential Financial, Inc., 4.13%, Pfd.(c)	50,967	1,325,652
Prudential PLC, 6.75%, Pfd.	41,916	1,070,954
Prudential PLC, 6.50%, Pfd.	8,800	225,104
Unum Group, 6.25%, Pfd.	30,244	825,661
		27,497,193
Multi-line Insurance-0.29%
American Financial Group, Inc., 5.88%, Pfd.	12,602	343,279
American Financial Group, Inc., 5.13%, Pfd.	20,163	547,426
American Financial Group, Inc., 5.63%, Pfd.(c)	15,122	437,177
American Financial Group, Inc., 4.50%, Pfd.	20,823	568,051
American International Group, Inc., 5.85%, Series A, Pfd.	52,059	1,418,087
Assurant, Inc., 5.25%, Pfd.	26,029	703,043
Hartford Financial Services Group, Inc. (The), 6.00%, Series G, Pfd.	34,781	964,477
		4,981,540
Multi-Utilities-0.65%
Algonquin Power & Utilities Corp., 6.88%, Pfd.(f)	28,984	799,669
Algonquin Power & Utilities Corp., 6.20%, Series 19-A, Pfd.(f)	35,285	985,510
Brookfield Infrastructure Partners L.P., 5.13%, Series 13, Pfd.	20,550	519,709
Brookfield Infrastructure Partners L.P., 5.00%, Series 14, Pfd.	20,600	521,592
CMS Energy Corp., 5.63%, Pfd.	16,502	440,933
CMS Energy Corp., 5.88%, Pfd.	17,335	471,512
CMS Energy Corp., 5.88%, Pfd.	79,658	2,190,595
CMS Energy Corp., 4.20%, Series C, Pfd.	22,000	545,600
DTE Energy Co., 4.38%, Series G, Pfd.	17,202	442,952
Integrys Holding, Inc., 6.00%, Pfd.(f)	25,250	691,850
NiSource, Inc., 6.50%, Series B, Pfd.(f)	50,407	1,417,445
Sempra Energy, 5.75%, Pfd.	76,367	2,130,639
		11,158,006
Office REITs-0.24%
Office Properties Income Trust, 6.38%, Pfd.	16,332	457,949
SL Green Realty Corp., 6.50%, Series I, Pfd.	23,187	604,485
Vornado Realty Trust, 5.40%, Series L, Pfd.	22,552	587,254
Vornado Realty Trust, 5.25%, Series M, Pfd.	29,800	789,998
Vornado Realty Trust, 5.25%, Series N, Pfd.	32,290	881,840
Vornado Realty Trust, 4.45%, Series O, Pfd.	30,000	747,900
		4,069,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Multi-Asset Income Fund

	Shares	Value

Office Services & Supplies-0.06%
Pitney Bowes, Inc., 6.70%, Pfd.	42,846	$1,081,433

Oil & Gas Storage & Transportation-0.42%
DCP Midstream L.P., 7.88%, Series B, Pfd.(f)	16,789	423,586

DCP Midstream L.P., 7.95%, Series C, Pfd.(f)	11,453	288,501

Enbridge, Inc., 6.38%, Series B, Pfd.(f)	62,470	1,677,944

Energy Transfer L.P., 7.63%, Series D, Pfd.(f)	42,528	1,064,901

Energy Transfer L.P., 7.38%, Series C, Pfd.(f)	40,628	1,025,451

Energy Transfer L.P., 7.60%, Series E, Pfd.(f)	87,823	2,241,243

NuStar Energy L.P., 9.00%, Series C, Pfd.(f)	17,391	452,340

		7,173,966

Other Diversified Financial Services-0.43%
Brookfield BRP Holdings Canada, Inc., 4.63%, Pfd.	35,441	885,316

Carlyle Finance LLC, 4.63%, Pfd.	50,407	1,298,484

Equitable Holdings, Inc., 5.25%, Series A, Pfd.	81,294	2,160,795

Equitable Holdings, Inc., 4.30%, Series C, Pfd.	30,235	763,131

KKR Group Finance Co. IX LLC, 4.63%, Pfd.	50,407	1,314,615

Voya Financial, Inc., 5.35%, Series B, Pfd.(f)	30,244	892,198

		7,314,539

Property & Casualty Insurance-1.01%
Allstate Corp. (The), 5.63%, Series G, Pfd.	57,968	1,579,628

Allstate Corp. (The), 5.10%, Pfd.(f)	51,059	1,376,040

Allstate Corp. (The), 5.10%, Series H, Pfd.	115,937	3,141,893

Allstate Corp. (The), 4.75%, Series I, Pfd.	30,244	822,637

Arch Capital Group Ltd., 5.45%, Series F, Pfd.	32,374	842,695

Arch Capital Group Ltd., 4.55%, Series G, Pfd.	50,000	1,297,500

Argo Group International Holdings Ltd., 7.00%, Pfd.(f)	15,618	436,055

Argo Group U.S., Inc., 6.50%, Pfd.	14,967	389,741

Aspen Insurance Holdings Ltd., 5.63%, Pfd.	25,204	696,638

Aspen Insurance Holdings Ltd., 5.95%, Pfd.(f)	27,724	756,588

Aspen Insurance Holdings Ltd., 5.63%, Pfd.	25,204	666,898

AXIS Capital Holdings Ltd., 5.50%, Series E, Pfd.	57,264	1,444,198

PartnerRe Ltd., 4.88%, Series J, Pfd.	20,163	545,812

Selective Insurance Group, Inc., 4.60%, Series B, Pfd.	20,163	513,955

W R Berkley Corp., 4.13%, Pfd.(c)	30,244	815,076

W.R. Berkley Corp., 5.70%, Pfd.	18,262	507,501

W.R. Berkley Corp., 5.10%, Pfd.	30,235	811,810

W.R. Berkley Corp., 4.25%, Pfd.	25,204	682,776

		17,327,441

	Shares	Value

Real Estate Operating Companies-0.21%
Brookfield Property Partners L.P., 6.50%, Series A-1, Pfd.	18,550	$476,735

Brookfield Property Partners L.P., 6.38%, Series A-2, Pfd.	25,552	662,819

Brookfield Property Partners L.P., 5.75%, Series A, Pfd.	28,984	707,499

Brookfield Property Preferred L.P., 6.25%, Pfd.	69,000	1,713,270

		3,560,323

Regional Banks-2.52%
Associated Banc-Corp., 5.88%, Series E, Pfd.	10,412	281,957

Associated Banc-Corp., 5.63%, Series F, Pfd.	10,412	281,863

Bank of Hawaii Corp., 4.38%, Series A, Pfd.	20,000	520,000

Cadence Bank, 5.50%, Series A, Pfd.	17,960	471,450

CIT Group, Inc., 5.63%, Series B, Pfd.	20,823	551,393

Citizens Financial Group, Inc., 6.35%, Series D, Pfd.(f)	21,249	594,122

Citizens Financial Group, Inc., 5.00%, Series E, Pfd.	56,474	1,497,126

Cullen/Frost Bankers, Inc., 4.45%, Series B, Pfd.	16,566	439,827

Dime Community Bancshares, Inc., 5.50%, Pfd.	13,793	359,997

F.N.B. Corp., 7.25%, Pfd.(f)	11,178	321,256

Fifth Third Bancorp, 6.63%, Series I, Pfd.(f)	49,232	1,415,420

Fifth Third Bancorp, 6.00%, Series A, Pfd.	13,307	355,031

Fifth Third Bancorp, 4.95%, Series K, Pfd.	28,315	751,480

First Citizens BancShares, Inc., 5.38%, Series A, Pfd.	34,781	956,478

First Horizon Corp., 6.50%, Pfd.	16,869	470,139

First Horizon Corp., 6.10%, Series D, Pfd.(f)	8,607	228,602

First Horizon Corp., 4.70%, Series F, Pfd.	15,122	393,172

First Midwest Bancorp, Inc., 7.00%, Series A, Pfd.	10,888	307,042

First Midwest Bancorp, Inc., 7.00%, Series C, Pfd.	12,350	349,382

First Republic Bank, 5.13%, Series H, Pfd.	20,823	541,190

First Republic Bank, 5.50%, Series I, Pfd.	30,244	802,071

First Republic Bank, 4.70%, Series J, Pfd.	39,126	1,048,968

First Republic Bank, 4.13%, Series K, Pfd.	51,059	1,279,028

First Republic Bank, 4.25%, Series L, Pfd.	75,828	1,905,558

First Republic Bank, 4.00%, Series M, Pfd.	75,611	1,843,396

Fulton Financial Corp., 5.13%, Series A, Pfd.	20,823	548,061

Hancock Whitney Corp., 6.25%, Pfd.	17,850	502,388

Huntington Bancshares, Inc., 4.50%, Series H, Pfd.	51,059	1,299,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Multi-Asset Income Fund

	Shares	Value

Regional Banks-(continued)
Huntington Bancshares, Inc., 5.70%, Series C, Pfd.	17,643	$461,364

KeyCorp, 6.13%, Series E, Pfd.(f)	50,407	1,544,975

KeyCorp, 5.65%, Series F, Pfd.	42,846	1,164,554

KeyCorp, 5.63%, Series G, Pfd.	45,853	1,271,045

People’s United Financial, Inc., 5.63%, Series A, Pfd.(f)	25,204	712,013

Popular Capital Trust I, 6.70%, Pfd.	18,854	475,686

Popular Capital Trust II, 6.13%, Pfd.	13,106	340,101

Regions Financial Corp., 6.38%, Series B, Pfd.(f)	50,407	1,431,559

Regions Financial Corp., 5.70%, Series C, Pfd.(f)	50,407	1,453,738

Regions Financial Corp., 4.45%, Series E, Pfd.	40,647	1,036,498

Signature Bank, 5.00%, Series A, Pfd.(c)	73,595	1,906,110

Silvergate Capital Corp., 5.38%, Series A, Pfd.	20,000	496,600

SVB Financial Group, 5.25%, Series A, Pfd.	35,285	931,171

Synovus Financial Corp., 6.30%, Series D, Pfd.(f)	20,823	545,563

Synovus Financial Corp., 5.88%, Series E, Pfd.(f)	35,285	948,461

Texas Capital Bancshares, Inc., 5.75%, Series B, Pfd.	30,244	803,281

Truist Financial Corp., 5.25%, Series O, Pfd.	57,867	1,624,905

Truist Financial Corp., 4.75%, Series R, Pfd.	93,254	2,485,219

Valley National Bancorp, 6.25%, Series A, Pfd.(f)	12,083	352,582

Webster Financial Corp., 5.25%, Series F, Pfd.	15,122	395,440

Western Alliance Bancorp, 4.25%, Series A, Pfd.(f)	30,250	794,365

Wintrust Financial Corp., 6.50%, Series D, Pfd.(f)	12,602	351,344

Wintrust Financial Corp., 6.88%, Series E, Pfd.(f)	28,984	818,508

Zions Bancorporation N.A., 6.30%, Series G, Pfd.(f)	13,952	376,564

		43,037,495

Reinsurance-0.30%
Enstar Group Ltd., 7.00%, Series D, Pfd.(f)	42,424	1,242,599

Enstar Group Ltd., 7.00%, Series E, Pfd.	9,774	266,341

Reinsurance Group of America, Inc., 5.75%, Pfd.(f)	40,326	1,150,904

RenaissanceRe Holdings Ltd., 5.75%, Series F, Pfd.	25,204	685,297

RenaissanceRe Holdings Ltd., 4.20%, Series G, Pfd.	50,407	1,269,248

SiriusPoint Ltd., 8.00%, Series B, Pfd.(f)	20,163	576,662

		5,191,051

Renewable Electricity-0.03%
Brookfield Renewable Partners L.P., 5.25%, Series 17, Pfd.	20,163	533,715

	Shares	Value

Residential REITs-0.04%
American Homes 4 Rent, 5.88%, Series F, Pfd.	16,159	$418,680

American Homes 4 Rent, 5.88%, Series G, Pfd.	4,500	117,900

American Homes 4 Rent, 6.25%, Series H, Pfd.	4,000	108,200

		644,780

Retail REITs-0.18%
Agree Realty Corp., 4.25%, Series A, Pfd.	17,650	433,308

Federal Realty Investment Trust, 5.00%, Series C, Pfd.	15,810	412,483

Kimco Realty Corp., 5.13%, Series L, Pfd.	22,683	590,438

Kimco Realty Corp., 5.25%, Class M, Pfd.	26,665	711,689

SITE Centers Corp., 6.38%, Series A, Pfd.	18,220	478,822

Spirit Realty Capital, Inc., 6.00%, Series A, Pfd.	17,960	468,576

		3,095,316

Specialized Finance-0.04%
National Rural Utilities Cooperative Finance Corp., 5.50%, Pfd.	25,204	700,419

Specialized REITs-0.76%
Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	20,823	542,647

Digital Realty Trust, Inc., 5.85%, Series K, Pfd.	21,171	581,356

Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	34,781	952,651

EPR Properties, 5.75%, Series G, Pfd.	16,266	424,543

Public Storage, 4.90%, Series E, Pfd.	64,949	1,645,808

Public Storage, 5.15%, Series F, Pfd.	9,700	251,133

Public Storage, 5.05%, Series G, Pfd.	21,400	567,100

Public Storage, 5.60%, Series H, Pfd.	28,732	796,738

Public Storage, 4.88%, Series I, Pfd.	31,883	860,203

Public Storage, 4.70%, Series J, Pfd.	12,000	320,160

Public Storage, 4.75%, Series K, Pfd.	18,500	495,985

Public Storage, 4.63%, Series L, Pfd.	59,564	1,610,015

Public Storage, 4.13%, Series M, Pfd.	24,165	623,699

Public Storage, 3.88%, Series N, Pfd.	30,000	763,800

Public Storage, 3.90%, Series O, Pfd.	18,500	473,600

Public Storage, 4.00%, Series P, Pfd.	65,000	1,647,100

Public Storage, 3.95%, Series Q, Pfd.(c)	20,000	508,000

		13,064,538

Thrifts & Mortgage Finance-0.14%
New York Community Bancorp, Inc., 6.38%, Series A, Pfd.(f)	51,920	1,518,660

Washington Federal, Inc., 4.88%, Series A, Pfd.	30,244	796,627

		2,315,287

Trading Companies & Distributors-0.30%
Air Lease Corp., 6.15%, Series A, Pfd.(f)	26,029	703,824

Fortress Transportation and Infrastructure Investors LLC, 8.00%, Series B, Pfd.(f)	12,451	330,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Multi-Asset Income Fund

	Shares	Value

Trading Companies & Distributors-(continued)
Fortress Transportation and Infrastructure Investors LLC, 8.25%, Series A, Pfd.(f)	10,535	$283,918

Fortress Transportation and Infrastructure Investors LLC, 8.25%, Series C, Pfd.(f)	10,586	282,435

Triton International Ltd., 8.00%, Pfd.	14,492	402,588

Triton International Ltd., 7.38%, Pfd.	17,643	482,536

Triton International Ltd., 6.88%, Pfd.	15,122	409,806

Triton International Ltd., 5.75%, Series E, Pfd.	18,000	480,600

WESCO International, Inc., 10.63%, Series A, Pfd.(f)	54,469	1,710,327

		5,086,608

Wireless Telecommunication Services-0.41%
Telephone & Data Systems, Inc., 6.63%, Series UU, Pfd.	43,729	1,199,487

Telephone and Data Systems, Inc., 6.00%, Series VV, Pfd.	60,000	1,573,200

United States Cellular Corp., 6.25%, Pfd.	50,937	1,398,730

United States Cellular Corp., 5.50%, Pfd.	53,666	1,428,052

United States Cellular Corp., 5.50%, Pfd.	53,157	1,407,597

		7,007,066

Total Preferred Stocks (Cost $339,923,221)		355,747,626

	Principal Amount
Equity Linked Notes-19.75%
Diversified Banks-16.76%
Bank of Montreal (Canada), 10.53%, 11/15/2021(b)	$15,232,000	15,312,468

Barclays Bank PLC (United Kingdom),
14.20%, 11/16/2021(b)	7,664,000	7,452,935

11.97%, 11/23/2021(b)	14,292,000	14,031,536

31.19%, 12/01/2021(b)	7,463,000	7,210,396

18.58%, 12/02/2021(b)	7,241,000	7,069,406

BNP Paribas Issuance B.V. (France),
18.16%, 11/05/2021(b)	14,662,000	14,957,540

14.91%, 11/10/2021(b)	14,644,000	15,011,325

20.05%, 11/16/2021(b)	7,463,000	7,547,217

6.86%, 11/30/2021(b)	14,135,000	13,821,223

Canadian Imperial Bank of Commerce (Canada),
15.44%, 11/03/2021(b)	14,868,000	15,286,948

12.72%, 11/24/2021(b)	14,163,000	14,044,188

11.57%, 11/26/2021(b)	14,392,000	14,034,958

12.17%, 12/03/2021(b)	14,498,000	14,498,000

Citigroup Global Markets Holdings, Inc., 13.03%, 11/08/2021(b)	14,570,000	14,844,356

HSBC Bank USA N.A. (United Kingdom), 11.57%, 11/29/2021(b)	14,251,000	14,003,404

JPMorgan Chase Bank N.A., 10.66%, 11/19/2021(b)	14,319,000	14,260,192

Royal Bank of Canada (Canada), Conv.,
13.90%, 11/16/2021(b)	14,672,000	14,815,527

11.52%, 11/18/2021(b)	14,451,000	14,581,421

18.39%, 11/22/2021(b)	7,337,000	7,189,665

	Principal Amount	Value

Diversified Banks-(continued)
Societe Generale S.A. (France),
17.03%, 11/01/2021	$7,690,000	$8,078,335

22.43%, 11/01/2021	7,770,000	8,287,830

19.38%, 11/02/2021	7,644,000	8,025,789

22.15%, 11/02/2021	7,740,000	8,268,674

15.95%, 12/01/2021(b)	7,257,000	7,133,514

33.00%, 12/02/2021(b)	7,273,000	7,051,979

		286,818,826

Diversified Capital Markets-2.13%
Credit Suisse AG (Switzerland),
18.20%, 11/12/2021(b)	7,520,000	7,430,892

23.28%, 11/12/2021(b)	7,504,000	7,582,752

13.60%, 11/17/2021(b)	14,624,000	14,624,015

35.90%, 11/22/2021(b)	7,160,000	6,726,816

		36,364,475

Investment Banking & Brokerage-0.86%
Nomura International Funding Pte. Ltd. (Japan), 15.00%, 11/09/2021(b)	14,595,000	14,786,395

Total Equity Linked Notes (Cost $337,094,000)		337,969,696

U.S. Treasury Securities-7.51%
U.S. Treasury Bills-0.03%
0.04% - 0.05%, 02/17/2022(g)(h)	455,000	454,933

U.S. Treasury Bonds-7.48%
4.25%, 11/15/2040(g)	93,200,000	128,120,875

Total U.S. Treasury Securities (Cost $121,945,511)		128,575,808

Variable Rate Senior Loan Interests-2.15%(i)(j)
Food Distributors-0.14%
United Natural Foods, Inc., Term Loan B, 3.59% (3 mo. USD LIBOR + 3.50%), 10/22/2025	2,435,897	2,441,012

Health Care Equipment-0.13%
Radiology Partners, Inc., First Lien Term Loan B, 4.34% (1 mo. USD LIBOR + 4.25%), 07/09/2025	2,195,000	2,195,154

Health Care Services-0.26%
Global Medical Response, Inc., Term Loan, 5.25% (1 mo. USD LIBOR + 4.25%), 10/02/2025	2,177,545	2,172,493

Surgery Center Holdings, Inc., Term Loan, 4.50% (1 mo. USD LIBOR + 3.75%), 09/03/2026	2,177,389	2,184,651

		4,357,144

Health Care Supplies-0.30%
Medline Industries, Inc., Term Loan,
-%, 08/04/2022(k)(l)	2,017,000	2,017,000

-%, 08/04/2022(k)(l)	3,026,000	3,026,000

		5,043,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Hotels, Resorts & Cruise Lines-0.12%
Four Seasons Hotels Ltd. (Canada), First Lien Term Loan, 2.09% (3 mo. USD LIBOR + 2.00%), 11/30/2023	$2,108,399	$2,107,091

Metal & Glass Containers-0.12%
Flex Acquisition Co., Inc., Incremental Term Loan B, 3.13% (3 mo. USD LIBOR + 3.00%), 06/29/2025	2,102,409	2,088,670

Paper Packaging-0.12%
Graham Packaging Co., Inc., Term Loan, 3.75% (1 mo. USD LIBOR + 3.00%), 08/04/2027	2,109,400	2,107,122

Paper Products-0.25%
Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), 02/23/2028	4,330,813	4,347,053

Pharmaceuticals-0.29%
Endo Luxembourg Finance Co I S.a.r.l., Term Loan, 5.75% (1 mo. USD LIBOR + 5.00%), 03/10/2028	2,119,350	2,072,248

Valeant Pharmaceuticals International, Inc., First Lien Incremental Term Loan, 2.84% (3 mo. USD LIBOR + 2.75%), 11/27/2025	2,908,037	2,902,672

		4,974,920

Restaurants-0.23%
IRB Holding Corp., First Lien Term Loan B, 4.25% (1 mo. USD LIBOR + 3.25%), 12/01/2027	3,940,344	3,944,934

Specialty Stores-0.19%
PetSmart, Inc., First Lien Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), 02/11/2028	3,216,605	3,224,936

Total Variable Rate Senior Loan Interests (Cost $36,817,066)		36,831,036

	Shares
Common Stocks & Other Equity Interests-0.03%
Oil & Gas Drilling-0.03%
Valaris Ltd. (Cost $247,907)(m)	13,320	469,130

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes-0.02%(n)
Casinos & Gaming-0.01%
Codere Finance 2 (Luxembourg) S.A. (Spain), 10.75%, 09/30/2023(b)	EUR 211,000	258,807

Textiles-0.01%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR 100,000	111,383

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $362,142)		370,190

	Principal Amount	Value

Asset-Backed Securities-0.00%
Banc of America Funding Trust, Series 2007-1, Class 1A3, 6.00%, 01/25/2037	$63,712	$62,571

GMACM Home Equity Loan Trust, Series 2007-HE2, Class A2, 6.05%, 12/25/2037(o)	2,543	2,641

Total Asset-Backed Securities (Cost $60,339)		65,212

U.S. Government Sponsored Agency Mortgage-Backed Securities-0.00%
Collateralized Mortgage Obligations–0.00%
Fannie Mae REMICs, IO,
6.61% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2024(p)(q)	496	11

9.71% (9.80% - (1.00 x 1 mo. USD LIBOR)), 03/17/2031(p)(q)	23	2

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,213)		13

	Shares
Money Market Funds-15.92%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(r)(s)	92,515,254	92,515,254

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(r)(s)	74,241,949	74,264,221

Invesco Treasury Portfolio, Institutional Class, 0.01%(r)(s)	105,731,720	105,731,720

Total Money Market Funds (Cost $272,498,356)		272,511,195

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-103.20% (Cost $1,731,810,913)		1,766,456,772

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.26%
Invesco Private Government Fund, 0.02%(r)(s)(t)	16,713,748	16,713,748

Invesco Private Prime Fund, 0.11%(r)(s)(t)	38,983,153	38,998,746

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $55,712,494)		55,712,494

TOTAL INVESTMENTS IN SECURITIES-106.46% (Cost $1,787,523,407)		1,822,169,266

OTHER ASSETS LESS LIABILITIES-(6.46)%		(110,512,988)

NET ASSETS-100.00%		$1,711,656,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Multi-Asset Income Fund

Investment Abbreviations:

Conv.	- Convertible
EUR	- Euro
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $758,477,483, which represented 44.31% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 10.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	This variable rate interest will settle after October 31, 2021, at which time the interest rate will be determined.
(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	Non-income producing security.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(p)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(q)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2021.
(r)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$91,650,571	$238,373,458	$(237,508,775)	$-	$-	$ 92,515,254	$ 25,531
Invesco Liquid Assets Portfolio, Institutional Class	70,629,080	169,172,082	(165,528,360)	(4,644)	(3,937)	74,264,221	20,990
Invesco Treasury Portfolio, Institutional Class	104,743,510	272,426,809	(271,438,599)	-	-	105,731,720	11,644
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,753,133	80,729,431	(67,768,816)	-	-	16,713,748	1,507*
Invesco Private Prime Fund	5,629,700	151,290,571	(117,921,725)	-	200	38,998,746	19,156*
Total	$276,405,994	$911,992,351	$(860,166,275)	$(4,644)	$(3,737)	$328,223,689	$78,828

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(s)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(t)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Multi-Asset Income Fund

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini Russell 2000 Index	182	December-2021	$ 20,887,230	$ 580,964	$ 580,964

E-Mini S&P 500 Index	94	December-2021	21,605,900	440,064	440,064

EURO STOXX 50 Index	385	December-2021	18,857,190	361,300	361,300

FTSE 100 Index	302	December-2021	29,856,959	850,284	850,284

MSCI Emerging Market Index	215	December-2021	13,566,500	(422,733)	(422,733)

Tokyo Stock Price Index	110	December-2021	19,230,094	(249,951)	(249,951)

Subtotal				1,559,928	1,559,928

Interest Rate Risk

U.S. Treasury 2 Year Notes	7	December-2021	1,534,750	(6,508)	(6,508)

U.S. Treasury 10 Year Notes	4	December-2021	522,813	125	125

U.S. Treasury 10 Year Ultra Notes	147	December-2021	21,319,594	(422,702)	(422,702)

U.S. Treasury Long Bonds	215	December-2021	34,581,406	(377,850)	(377,850)

U.S. Treasury Ultra Bonds	68	December-2021	13,355,625	(89,739)	(89,739)

Subtotal				(896,674)	(896,674)

Subtotal-Long Futures Contracts				663,254	663,254

Short Futures Contracts

Interest Rate Risk

Euro-Bund	259	December-2021	(50,335,795)	642,934	642,934

Long Gilt	207	December-2021	(35,388,586)	120,206	120,206

U.S. Treasury 5 Year Notes	97	December-2021	(11,809,750)	166,671	166,671

U.S. Treasury Long Bonds	94	December-2021	(15,119,313)	248,219	248,219

Subtotal-Short Futures Contracts				1,178,030	1,178,030

Total Futures Contracts				$1,841,284	$1,841,284

(a)	Futures contracts collateralized by $10,060,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

Open Forward Foreign Currency Contracts

		Contract to		Unrealized Appreciation
Settlement Date	Counterparty	Deliver	Receive

Currency Risk

11/17/2021	Citibank, N.A.	EUR 2,000,000	USD 2,348,858	$36,184

11/17/2021	Goldman Sachs International	GBP 1,448,000	USD 2,006,421	24,737

Total Forward Foreign Currency Contracts				$60,921

Abbreviations:

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $1,459,312,557)*	$1,493,945,577

Investments in affiliated money market funds, at value (Cost $328,210,850)	328,223,689

Other investments:
Variation margin receivable - futures contracts	470,991

Unrealized appreciation on forward foreign currency contracts outstanding	60,921

Deposits with brokers:
Cash collateral - exchange-traded futures contracts	10,060,000

Cash	349,045

Foreign currencies, at value (Cost $4,638,485)	4,623,510

Receivable for:
Investments sold	608,122

Fund shares sold	234,372

Dividends	1,885,170

Interest	11,535,702

Principal paydowns	46

Investment for trustee deferred compensation and retirement plans	254,852

Other assets	34,926

Total assets	1,852,286,923

Liabilities:
Payable for:
Investments purchased	81,465,698

Fund shares reacquired	1,426,327

Collateral upon return of securities loaned	55,712,494

Accrued fees to affiliates	994,429

Accrued other operating expenses	729,722

Trustee deferred compensation and retirement plans	301,975

Total liabilities	140,630,645

Net assets applicable to shares outstanding	$1,711,656,278

Net assets consist of:
Shares of beneficial interest	$2,120,124,242

Distributable earnings (loss)	(408,467,964)

$1,711,656,278

Net Assets:
Class A	$1,178,388,742

Class C	$147,029,820

Class R	$47,214,455

Class Y	$274,095,429

Class R5	$77,844

Class R6	$64,849,988

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	120,846,963

Class C	15,085,278

Class R	4,837,767

Class Y	28,088,165

Class R5	7,983

Class R6	6,646,170

Class A:
Net asset value per share	$9.75

Maximum offering price per share
(Net asset value of $9.75 ÷ 94.50%)	$10.32

Class C:
Net asset value and offering price per share	$9.75

Class R:
Net asset value and offering price per share	$9.76

Class Y:
Net asset value and offering price per share	$9.76

Class R5:
Net asset value and offering price per share	$9.75

Class R6:
Net asset value and offering price per share	$9.76

*	At October 31, 2021, securities with an aggregate value of $54,326,769 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Multi-Asset Income Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:

Interest	$83,747,386

Dividends (net of foreign withholding taxes of $5,905)	20,606,055

Dividends from affiliated money market funds (includes securities lending income of $179,513)	237,678

Total investment income	104,591,119

Expenses:
Advisory fees	7,999,000

Administrative services fees	256,072

Custodian fees	26,681

Distribution fees:
Class A	2,821,356

Class C	1,740,267

Class R	261,496

Transfer agent fees - A, C, R and Y	2,563,010

Transfer agent fees - R5	64

Transfer agent fees - R6	10,639

Trustees’ and officers’ fees and benefits	53,745

Registration and filing fees	124,389

Licensing fees	906,394

Reports to shareholders	220,278

Professional services fees	71,849

Other	100,796

Total expenses	17,156,036

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,547,489)

Net expenses	15,608,547

Net investment income	88,982,572

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	51,237,509

Affiliated investment securities	(3,737)

Foreign currencies	(292,771)

Forward foreign currency contracts	(14,017)

Futures contracts	32,686,434

Swap agreements	(614,917)

82,998,501

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	27,290,794

Affiliated investment securities	(4,644)

Foreign currencies	(52,104)

Forward foreign currency contracts	(5,448)

Futures contracts	6,876,542

Swap agreements	307,585

34,412,725

Net realized and unrealized gain	117,411,226

Net increase in net assets resulting from operations	$206,393,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$88,982,572	$89,487,820

Net realized gain (loss)	82,998,501	(136,463,179)

Change in net unrealized appreciation	34,412,725	67,596,696

Net increase in net assets resulting from operations	206,393,798	20,621,337

Distributions to shareholders from distributable earnings:
Class A	(71,763,758)	(43,417,650)

Class C	(8,990,275)	(9,182,693)

Class R	(2,967,083)	(1,823,413)

Class Y	(19,341,966)	(25,144,721)

Class R5	(5,253)	(5,020)

Class R6	(4,148,032)	(4,004,038)

Total distributions from distributable earnings	(107,216,367)	(83,577,535)

Share transactions–net:
Class A	(94,140,757)	1,000,267,355

Class C	(74,779,394)	104,140,912

Class R	(11,542,014)	49,020,979

Class Y	(105,129,569)	27,485,746

Class R5	(12,046)	(9,326)

Class R6	(4,237,143)	14,917,961

Net increase (decrease) in net assets resulting from share transactions	(289,840,923)	1,195,823,627

Net increase (decrease) in net assets	(190,663,492)	1,132,867,429

Net assets:
Beginning of year	1,902,319,770	769,452,341

End of year	$1,711,656,278	$1,902,319,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Multi-Asset Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/21	$9.26	$0.48	$0.59	$1.07	$(0.58)	$–	$(0.58)	$9.75	11.73	%(d)	$1,178,389	0.82	%(d)	0.91	%(d)	4.93	%(d)	53%
Year ended 10/31/20	10.79	0.58	(1.55)	(0.97)	(0.56)	–	(0.56)	9.26	(8.97	)(d)	1,209,154	0.82	(d)	0.92	(d)	6.13	(d)	117
Year ended 10/31/19	10.07	0.55	0.74	1.29	(0.57)	–	(0.57)	10.79	13.18		188,655	0.84		0.97		5.21		76
Year ended 10/31/18	11.01	0.51	(0.84)	(0.33)	(0.52)	(0.09)	(0.61)	10.07	(3.13)		131,971	0.85		1.00		4.76		59
Year ended 10/31/17	10.51	0.49	0.50	0.99	(0.49)	–	(0.49)	11.01	9.64		191,395	0.86		1.06		4.53		40
Class C
Year ended 10/31/21	9.26	0.40	0.60	1.00	(0.51)	–	(0.51)	9.75	10.89		147,030	1.59		1.68		4.16		53
Year ended 10/31/20	10.78	0.51	(1.54)	(1.03)	(0.49)	–	(0.49)	9.26	(9.58)		210,967	1.59		1.69		5.36		117
Year ended 10/31/19	10.06	0.47	0.74	1.21	(0.49)	–	(0.49)	10.78	12.35		118,619	1.59		1.72		4.46		76
Year ended 10/31/18	11.00	0.43	(0.84)	(0.41)	(0.44)	(0.09)	(0.53)	10.06	(3.87)		85,370	1.60		1.75		4.01		59
Year ended 10/31/17	10.50	0.41	0.50	0.91	(0.41)	–	(0.41)	11.00	8.83		74,211	1.61		1.81		3.78		40
Class R
Year ended 10/31/21	9.27	0.45	0.59	1.04	(0.55)	–	(0.55)	9.76	11.43		47,214	1.09		1.18		4.66		53
Year ended 10/31/20	10.78	0.55	(1.52)	(0.97)	(0.54)	–	(0.54)	9.27	(9.02)		55,930	1.09		1.19		5.86		117
Year ended 10/31/19	10.07	0.52	0.74	1.26	(0.55)	–	(0.55)	10.78	12.80		5,202	1.09		1.22		4.96		76
Year ended 10/31/18	11.01	0.48	(0.84)	(0.36)	(0.49)	(0.09)	(0.58)	10.07	(3.38)		2,220	1.10		1.25		4.51		59
Year ended 10/31/17	10.51	0.46	0.50	0.96	(0.46)	–	(0.46)	11.01	9.37		1,608	1.11		1.31		4.28		40
Class Y
Year ended 10/31/21	9.27	0.50	0.59	1.09	(0.60)	–	(0.60)	9.76	11.99		274,095	0.59		0.68		5.16		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	–	(0.59)	9.27	(8.65)		360,565	0.59		0.69		6.36		117
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	–	(0.60)	10.79	13.47		397,303	0.59		0.72		5.46		76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)		288,116	0.60		0.75		5.01		59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	–	(0.52)	11.01	9.91		328,798	0.61		0.81		4.78		40
Class R5
Year ended 10/31/21	9.27	0.50	0.58	1.08	(0.60)	–	(0.60)	9.75	11.89		78	0.59		0.60		5.16		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	–	(0.59)	9.27	(8.63)		85	0.59		0.63		6.36		117
Year ended 10/31/19	10.08	0.57	0.74	1.31	(0.60)	–	(0.60)	10.79	13.35		104	0.59		0.68		5.46		76
Year ended 10/31/18	11.01	0.53	(0.82)	(0.29)	(0.55)	(0.09)	(0.64)	10.08	(2.79)		150	0.60		0.69		5.01		59
Year ended 10/31/17	10.52	0.52	0.49	1.01	(0.52)	–	(0.52)	11.01	9.81		30	0.61		0.72		4.78		40
Class R6
Year ended 10/31/21	9.27	0.51	0.59	1.10	(0.61)	–	(0.61)	9.76	12.05		64,850	0.54		0.55		5.21		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	–	(0.59)	9.27	(8.59)		65,618	0.53		0.54		6.42		117
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	–	(0.60)	10.79	13.47		59,569	0.59		0.60		5.46		76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)		53,904	0.60		0.63		5.01		59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	–	(0.52)	11.01	9.91		61,077	0.61		0.69		4.78		40

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,279,950,104 in connection with the acquisition of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for Class A for the years ended October 31, 2021 and 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Multi-Asset Income Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

26	Invesco Multi-Asset Income Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Exchange-traded Notes - The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying market, changes in the applicable interest rates, and economic legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are subject to credit risk, including the credit risk of the issuer, and counterparty risk.

K.

Equity-Linked Notes - The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative, such as a put or call option. Generally, when purchasing an ELN, a Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the

27	Invesco Multi-Asset Income Fund

Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.
L.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

M.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

N.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

O.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

P.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted

28	Invesco Multi-Asset Income Fund

through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

R.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

29	Invesco Multi-Asset Income Fund

T.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

U.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.500%

Next $500 million	0.450%

Next $500 million	0.400%

Over $1.5 billion	0.390%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $143,854 and reimbursed class level expenses of $966,541, $139,358, $41,801, $251,905, $7 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $122,683 in front-end sales commissions from the sale of Class A shares and $14,871 and $9,690 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

30	Invesco Multi-Asset Income Fund

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$3,391,482	$630,525,384	$–	$633,916,866

Preferred Stocks	355,747,626	–	–	355,747,626

Equity Linked Notes	–	337,969,696	–	337,969,696

U.S. Treasury Securities	–	128,575,808	–	128,575,808

Variable Rate Senior Loan Interests	–	31,788,036	5,043,000	36,831,036

Common Stocks & Other Equity Interests	469,130	–	–	469,130

Non-U.S. Dollar Denominated Bonds & Notes	–	370,190	–	370,190

Asset-Backed Securities	–	65,212	–	65,212

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	13	–	13

Money Market Funds	272,511,195	55,712,494	–	328,223,689

Total Investments in Securities	632,119,433	1,185,006,833	5,043,000	1,822,169,266

Other Investments - Assets*

Futures Contracts	3,410,767	–	–	3,410,767

Forward Foreign Currency Contracts	–	60,921	–	60,921

	3,410,767	60,921	–	3,471,688

Other Investments - Liabilities*

Futures Contracts	(1,569,483)	–	–	(1,569,483)

Total Other Investments	1,841,284	60,921	–	1,902,205

Total Investments	$633,960,717	$1,185,067,754	$5,043,000	$1,824,071,471

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$ -	$2,232,612	$1,178,155	$3,410,767

Unrealized appreciation on forward foreign currency contracts outstanding	60,921	-	-	60,921

Total Derivative Assets	60,921	2,232,612	1,178,155	3,471,688

Derivatives not subject to master netting agreements	-	(2,232,612)	(1,178,155)	(3,410,767)

Total Derivative Assets subject to master netting agreements	$60,921	$-	$-	$60,921

31	Invesco Multi-Asset Income Fund

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$ -	$(672,684)	$(896,799)	$(1,569,483)

Derivatives not subject to master netting agreements	-	672,684	896,799	1,569,483

Total Derivative Liabilities subject to master netting agreements	$ -	$-	$-	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Citibank, N.A.	$36,184	$36,184	$–	$–	$36,184

Goldman Sachs International	24,737	24,737	–	–	24,737

Total	$60,921	$60,921	$–	$–	$60,921

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations

	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(14,017)	$-	$ -	$ (14,017)

Futures contracts	-	-	36,578,127	(3,891,693)	32,686,434

Swap agreements	(614,917)	-	-	-	(614,917)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(5,448)	-	-	(5,448)

Futures contracts	-	-	4,872,812	2,003,730	6,876,542

Swap agreements	307,585	-	-	-	307,585

Total	$(307,332)	$(19,465)	$41,450,939	$(1,887,963)	$39,236,179

The table below summarizes the average notional value of derivatives held during the period.
				Forward Foreign Currency Contracts	Futures Contracts

Average notional value				$7,194,771	$286,991,972

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,023.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate

32	Invesco Multi-Asset Income Fund

by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$107,216,367	$83,577,535

* Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at Period-End:
		2021

Undistributed ordinary income		$3,688,653

Net unrealized appreciation – investments		22,591,814

Net unrealized appreciation – foreign currencies		28,762

Temporary book/tax differences		(353,447)

Capital loss carryforward		(434,423,746)

Shares of beneficial interest		2,120,124,242

Total net assets		$1,711,656,278

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, futures contracts, bond premiums and straddle losses.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$311,494,797	$122,928,949	$434,423,746

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $615,498,565 and $776,373,319, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$39,628,428

Aggregate unrealized (depreciation) of investments	(17,036,614)

Net unrealized appreciation of investments	$22,591,814

Cost of investments for tax purposes is $ 1,801,479,657.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, on October 31, 2021, undistributed net investment income was increased by $3,619,916 and undistributed net realized gain (loss) was decreased by $3,619,916. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

33	Invesco Multi-Asset Income Fund

NOTE 11–Share Information

		Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	7,128,123	$69,477,960	8,837,871	$88,755,660

Class C	1,252,443	12,208,067	2,856,994	29,356,874

Class R	1,078,403	10,463,046	595,843	5,785,820

Class Y	5,484,763	53,435,990	16,440,584	167,316,372

Class R5	-	-	-	110

Class R6	516,714	5,035,545	1,764,474	16,779,029

Issued as reinvestment of dividends:
Class A	6,476,987	63,061,818	4,010,393	37,584,452

Class C	695,997	6,772,970	704,919	6,647,943

Class R	301,005	2,933,273	193,046	1,809,692

Class Y	1,361,455	13,260,495	1,927,191	18,384,754

Class R5	406	3,954	405	3,889

Class R6	417,894	4,070,849	419,206	3,980,308

Automatic conversion of Class C shares to Class A shares:
Class A	3,713,985	36,122,567	1,803,643	16,874,860

Class C	(3,714,866)	(36,122,567)	(1,803,869)	(16,874,860)

Issued in connection with acquisitions:(b)
Class A	-	-	124,864,023	1,103,134,519

Class C	-	-	17,661,349	155,963,156

Class R	-	-	5,864,869	51,826,412

Class Y	-	-	20,645,499	182,406,435

Class R5	-	-	1,827	16,146

Class R6	-	-	1,551,029	13,703,735

Reacquired:
Class A	(26,983,354)	(262,803,102)	(26,495,343)	(246,082,136)

Class C	(5,926,072)	(57,637,864)	(7,648,910)	(70,952,201)

Class R	(2,572,091)	(24,938,333)	(1,105,734)	(10,400,945)

Class Y	(17,640,042)	(171,826,054)	(36,959,975)	(340,621,815)

Class R5	(1,616)	(16,000)	(2,711)	(29,471)

Class R6	(1,364,800)	(13,343,537)	(2,179,968)	(19,545,111)

Net increase (decrease) in share activity	(29,774,666)	$(289,840,923)	133,946,655	$1,195,823,627

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 170,588,596 shares of the Fund for 178,589,134 and 8,056,589 shares outstanding of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund, respectively, as of the close of business on April 17, 2020. Shares of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund’s net assets as of the close of business on April 17, 2020 of $1,448,168,023 and $58,882,379, respectively, including $(83,083,525) of unrealized appreciation (depreciation), were combined with those of the Fund.

The net assets of the Fund immediately before the acquisition were $646,225,063 and $2,153,275,466 immediately after the acquisition.

The pro forma results of operations for the year ended October 31, 2020 assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period are as follows:

Net investment income	$135,024,573

Net realized/unrealized gains (losses)	(451,337,346)

Change in net assets resulting from operations	$(316,312,773)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund that have been included in the Fund’s Statement of Operations since April 18, 2020.

34	Invesco Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Multi-Asset Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35	Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,031.20	$4.25	$1,021.02	$4.23	0.83%
Class C	1,000.00	1,027.30	8.18	1,017.14	8.13	1.60
Class R	1,000.00	1,029.80	5.63	1,019.66	5.60	1.10
Class Y	1,000.00	1,032.40	3.07	1,022.18	3.06	0.60
Class R5	1,000.00	1,032.40	3.18	1,022.08	3.16	0.62
Class R6	1,000.00	1,032.60	2.87	1,022.38	2.85	0.56

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

36	Invesco Multi-Asset Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Multi-Asset Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Multi-Asset Income Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered how the Fund’s strategy is implemented using a multi-sleeve structure and discussed how each sleeve impacted Fund performance, noting that exposure to U.S. master limited partnerships and equity real estate investment trusts detracted from performance. The Board further noted that the Fund’s tactical positioning, obtained using futures, detracted from Fund performance in light of the short-term market movements that occurred during the one-year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

37	Invesco Multi-Asset Income Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

38	Invesco Multi-Asset Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended October 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	12.84%
Corporate Dividends Received Deduction*	12.07%
U.S. Treasury Obligations*	4.09%
Qualified Business Income*	0.00%
Business Interest Income*	47.54%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco Multi-Asset Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Multi-Asset Income Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	MAIN-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco U.S. Managed Volatility Fund

Nasdaq:

R6: USMVX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
15	Financial Statements
18	Financial Highlights
19	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Contracts
28	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class R6 shares of Invesco U.S. Managed Volatility Fund (the Fund), at net asset value (NAV), underperformed the Invesco US Large Cap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class R6 Shares	34.75%
S&P 500 Index▼ (Broad Market Index)	42.91
Invesco US Large Cap Index▼ (Style-Specific Index)	43.05
Lipper Large Cap Core Funds Index∎ (Peer Group Index)	40.30
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the outset of the fiscal year, US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (COVID-19) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter of 2020 with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter of 2020 with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made”1 toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.75%2 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index increasing in June through September 2021,3 the Fed declined to raise interest rates at its September Federal Open Market Committee meeting.1 The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 Index companies met or exceeded earnings expectations and the Index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

Invesco U.S. Managed Volatility Fund is a domestic large-cap core equity strategy focused on providing capital appreciation while managing portfolio volatility. The strategy seeks equity-like exposure during periods of economic strength and downside protection during economic stress. The Fund seeks to accomplish this by investing in the Invesco US Large Cap Index with a futures overlay component designed to manage volatility. The futures overlay component is designed to manage the Fund’s overall risk by selling short exchange-traded equity index futures in periods of high market volatility. This risk management overlay is implemented when the forecasted annualized volatility level of the Fund’s returns exceeded 16%.

The Fund posted a double-digit gain during the fiscal year but underperformed the Fund’s style-specific benchmark, the Invesco US Large Cap Index. The Fund’s relative underperformance can primarily be attributed to the Fund’s volatility overlay. Due to increased market volatility experienced during most of

2021, the overlay was enacted throughout much of the fiscal year and helped to keep the Fund’s overall volatility significantly lower than the Invesco US Large Cap Index. The lower level of volatility came with performance drag, however, as the large cap equity markets saw strong positive Fund performance.

During the fiscal year, all sectors contributed positively to absolute performance. From an individual holdings perspective, holdings in the information technology (IT) sector were the leading contributors to the Fund’s absolute performance. Technology firms Microsoft, Alphabet (Google) and Apple were the leading contributors. Continuing last year’s trend, technology stocks generally rose throughout the fiscal year as tech companies continued to produce stronger than expected earnings because of the work from home trend that arose during the COVID-19 pandemic. In contrast, however, outside of the volatility overlay which was the main detractor, some IT holdings did modestly hurt the Fund’s absolute performance. Zoom Video Communications, Pinterest and Splunk were the largest individual detractors to the Fund’s absolute performance, as investors were disheartened by earnings reports throughout the fiscal year.

Our base case continues to anticipate that economies will accelerate as they reopen, but that any accompanying rise in inflation will be largely temporary. We expect that in the short run, there will be a continued focus on raising levels of vaccination rates. As vaccination rates rise, the economy reopens and spending increases, we believe inflation should remain elevated, especially in the US. We do, however, anticipate it will then moderate to a rate faster than pre-crisis trends but not sufficient to induce aggressive action from central banks. Over the longer-term, we expect demographics and innovation to place downward pressure on inflation. Given our expectation of a continued strong economic recovery, we believe the environment will be largely positive for equities, however, it is also our expectation that we are likely to see more volatility in the near term.

Please note, the Fund’s strategy is principally implemented through equity investments, but we may also use futures and options contracts, derivative instruments, to manage volatility. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco U.S. Managed Volatility Fund.

1	Source: US Federal Reserve
2	Source: Bloomberg LP
3	Source: Bureau of Labor Statistics, July 13, 2021
4	Source: Lipper Inc.

2                      Invesco U.S. Managed Volatility Fund

Portfolio manager(s):

Jacob Borbidge

David Hemming

Alessio de Longis

Duy Nguyen

Theodore Samulowitz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                      Invesco U.S. Managed Volatility Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/18/17

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                       Invesco U.S. Managed Volatility Fund

Average Annual Total Returns
As of 10/31/21

Class R6 Shares
Inception (12/18/17)	15.41%
1 Year	34.75

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Performance figures reflect reinvested distributions and changes in net asset value. Shares of the Fund are sold at net asset value without a sales charge. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                      Invesco U.S. Managed Volatility Fund

Supplemental Information

Invesco U.S. Managed Volatility Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

∎	The Invesco US Large Cap Index is a broad-based benchmark measuring the aggregate performance of US large-cap equities.

∎	The Lipper Large Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

  This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                      Invesco U.S. Managed Volatility Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	29.22%
Health Care	12.76
Consumer Discretionary	12.72
Financials	11.53
Communication Services	11.19
Industrials	7.33
Consumer Staples	5.77
Energy	2.64
Real Estate	2.32
Utilities	2.15
Materials	2.15
Money Market Funds Plus Other Assets Less Liabilities	0.22

Top 10 Equity Holdings*

% of total net assets
1. Apple, Inc.	6.30%
2. Microsoft Corp.	6.30
3. Alphabet, Inc., Class A	4.50
4. Amazon.com, Inc.	3.80
5. Tesla, Inc.	2.39
6. Meta Platforms, Inc., Class A	1.96
7. NVIDIA Corp.	1.57
8. Berkshire Hathaway, Inc., Class B	1.36
9. JPMorgan Chase & Co.	1.27
10. UnitedHealth Group, Inc.	1.11

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

7                      Invesco U.S. Managed Volatility Fund

Schedule of Investments(a)

October 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests-99.78%

Advertising-0.04%

Omnicom Group, Inc.	159	$10,825

Aerospace & Defense-1.37%

Boeing Co. (The)(b)	425	87,988
General Dynamics Corp.	202	40,955
L3Harris Technologies, Inc.	143	32,967
Lockheed Martin Corp.	200	66,464
Northrop Grumman Corp.	116	41,438
Raytheon Technologies Corp.	1,095	97,302
TransDigm Group, Inc.(b)	38	23,705
		390,819

Agricultural & Farm Machinery-0.24%

Deere & Co.	203	69,489

Agricultural Products-0.09%

Archer-Daniels-Midland Co.	396	25,439

Air Freight & Logistics-0.64%

C.H. Robinson Worldwide, Inc.	96	9,311
Expeditors International of Washington, Inc.	127	15,654
FedEx Corp.	181	42,631
United Parcel Service, Inc., Class B	533	113,779
		181,375

Airlines-0.03%

Delta Air Lines, Inc.(b)	114	4,461
Southwest Airlines Co.(b)	105	4,964
		9,425

Alternative Carriers-0.07%

Liberty Global PLC, Class C (United Kingdom)(b)	379	10,930
Lumen Technologies, Inc.	818	9,702
		20,632

Apparel Retail-0.30%

Ross Stores, Inc.	249	28,187
TJX Cos., Inc. (The)	874	57,238
		85,425

Apparel, Accessories & Luxury Goods-0.20%

lululemon athletica, inc.(b)	82	38,213
VF Corp.	273	19,896
		58,109

Application Software-3.27%

Adobe, Inc.(b)	345	224,374
ANSYS, Inc.(b)	61	23,154
Autodesk, Inc.(b)	159	50,500
Cadence Design Systems, Inc.(b)	198	34,276
Citrix Systems, Inc.	93	8,810
DocuSign, Inc.(b)	140	38,961
HubSpot, Inc.(b)	32	25,927
Intuit, Inc.	193	120,816
Palantir Technologies, Inc., Class A(b)	1,117	28,908
RingCentral, Inc., Class A(b)	60	14,627

	Shares	Value
Application Software-(continued)

salesforce.com, inc.(b)	688	$206,187
Splunk, Inc.(b)	121	19,943
Synopsys, Inc.(b)	111	36,983
Unity Software, Inc.(b)	118	17,855
Workday, Inc., Class A(b)	137	39,727
Zoom Video Communications, Inc., Class A(b)	159	43,669
		934,717

Asset Management & Custody Banks-1.21%

Ameriprise Financial, Inc.	79	23,868
Bank of New York Mellon Corp. (The)	620	36,704
BlackRock, Inc.	104	98,120
Blackstone, Inc., Class A	495	68,518
Franklin Resources, Inc.	212	6,676
KKR & Co., Inc., Class A	410	32,665
Northern Trust Corp.	153	18,825
State Street Corp.	260	25,623
T. Rowe Price Group, Inc.	164	35,568
		346,567

Auto Parts & Equipment-0.12%

Aptiv PLC(b)	196	33,886

Automobile Manufacturers-2.76%

Ford Motor Co.(b)	2,859	48,832
General Motors Co.(b)	1,052	57,260
Tesla, Inc.(b)	612	681,768
		787,860

Automotive Retail-0.27%

AutoZone, Inc.(b)	16	28,558
CarMax, Inc.(b)	121	16,567
O’Reilly Automotive, Inc.(b)	51	31,738
		76,863

Biotechnology-2.04%

AbbVie, Inc.	1,288	147,695
Amgen, Inc.	406	84,030
Biogen, Inc.(b)	106	28,268
BioMarin Pharmaceutical, Inc.(b)	138	10,934
BioNTech SE, ADR (Germany)(b)	172	47,942
CureVac N.V. (Germany)(b)	25	1,002
Gilead Sciences, Inc.	908	58,911
Incyte Corp.(b)	166	11,119
Moderna, Inc.(b)	253	87,338
Regeneron Pharmaceuticals, Inc.(b)	75	47,995
Seagen, Inc.(b)	135	23,804
Vertex Pharmaceuticals, Inc.(b)	184	34,027
		583,065

Broadcasting-0.12%

Fox Corp., Class A	414	16,452
ViacomCBS, Inc., Class B	484	17,531
		33,983

Building Products-0.35%

Carrier Global Corp.	632	33,010
Johnson Controls International PLC	511	37,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco U.S. Managed Volatility Fund

	Shares	Value
Building Products-(continued)
Trane Technologies PLC	167	$30,215
		100,717

Cable & Satellite-0.95%

Charter Communications, Inc., Class A(b)	87	58,715
Comcast Corp., Class A	3,309	170,182
Liberty Broadband Corp., Class C(b)	119	19,332
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	404	19,925
Sirius XM Holdings, Inc.	653	3,977
		272,131

Casinos & Gaming-0.11%

DraftKings, Inc., Class A(b)	241	11,228
Las Vegas Sands Corp.(b)	543	21,074
		32,302

Commodity Chemicals-0.17%

Dow, Inc.	529	29,608
LyondellBasell Industries N.V., Class A	196	18,193
		47,801

Communications Equipment-0.77%

Arista Networks, Inc.(b)	45	18,436
Cisco Systems, Inc.	3,065	171,548
Motorola Solutions, Inc.	123	30,577
		220,561

Computer & Electronics Retail-0.07%

Best Buy Co., Inc.	167	20,414

Construction Machinery & Heavy Trucks-0.44%

Caterpillar, Inc.	396	80,788
Cummins, Inc.	99	23,744
PACCAR, Inc.	242	21,688
		126,220

Construction Materials-0.13%

Martin Marietta Materials, Inc.	46	18,070
Vulcan Materials Co.	99	18,822
		36,892

Consumer Electronics-0.06%

Garmin Ltd.	111	15,940

Consumer Finance-0.67%

American Express Co.	574	99,750
Capital One Financial Corp.	316	47,725
Discover Financial Services	208	23,571
Synchrony Financial	414	19,230
		190,276

Copper-0.14%

Freeport-McMoRan, Inc.	1,069	40,323

Data Processing & Outsourced Services-3.52%

Automatic Data Processing, Inc.	304	68,245
Fidelity National Information Services, Inc.	444	49,169
Fiserv, Inc.(b)	434	42,745
FleetCor Technologies, Inc.(b)	61	15,092
Global Payments, Inc.	207	29,599
Mastercard, Inc., Class A	712	238,890
Paychex, Inc.	234	28,847

	Shares	Value
Data Processing & Outsourced Services-(continued)

PayPal Holdings, Inc.(b)	859	$199,795
Square, Inc., Class A(b)	287	73,041
Visa, Inc., Class A	1,231	260,689
		1,006,112

Distillers & Vintners-0.15%

Brown-Forman Corp., Class B	295	20,027
Constellation Brands, Inc., Class A	111	24,066
		44,093

Distributors-0.05%

Genuine Parts Co.	105	13,767

Diversified Banks-3.39%

Bank of America Corp.	6,023	287,779
Citigroup, Inc.	1,450	100,282
JPMorgan Chase & Co.	2,138	363,225
U.S. Bancorp	1,067	64,415
Wells Fargo & Co.	2,971	151,996
		967,697

Diversified Support Services-0.17%

Cintas Corp.	61	26,419
Copart, Inc.(b)	150	23,294
		49,713

Drug Retail-0.09%

Walgreens Boots Alliance, Inc.	524	24,638

Electric Utilities-1.43%

American Electric Power Co., Inc.	357	30,241
Avangrid, Inc.	51	2,688
Duke Energy Corp.	557	56,819
Edison International	283	17,809
Entergy Corp.	149	15,350
Eversource Energy	253	21,480
Exelon Corp.	709	37,712
FirstEnergy Corp.	405	15,605
NextEra Energy, Inc.	1,431	122,107
PPL Corp.	573	16,502
Southern Co. (The)	768	47,862
Xcel Energy, Inc.	383	24,738
		408,913

Electrical Components & Equipment-0.48%

AMETEK, Inc.	164	21,713
Eaton Corp. PLC	289	47,616
Emerson Electric Co.	430	41,714
Rockwell Automation, Inc.	82	26,191
		137,234

Electronic Components-0.19%

Amphenol Corp., Class A	435	33,395
Corning, Inc.	577	20,524
		53,919

Electronic Equipment & Instruments-0.16%

Keysight Technologies, Inc.(b)	135	24,303
Zebra Technologies Corp., Class A(b)	39	20,824
		45,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco U.S. Managed Volatility Fund

	Shares	Value
Electronic Manufacturing Services-0.12%

TE Connectivity Ltd.	236	$34,456

Environmental & Facilities Services-0.33%

Republic Services, Inc.	156	20,997
Waste Connections, Inc.	186	25,298
Waste Management, Inc.	294	47,108
		93,403

Fertilizers & Agricultural Chemicals-0.08%

Corteva, Inc.	539	23,258

Financial Exchanges & Data-1.24%

CME Group, Inc., Class A	260	57,343
Coinbase Global, Inc., Class A(b)	108	34,497
Intercontinental Exchange, Inc.	403	55,799
MarketAxess Holdings, Inc.	28	11,443
Moody’s Corp.	135	54,560
MSCI, Inc.	58	38,563
Nasdaq, Inc.	88	18,469
S&P Global, Inc.	174	82,504
		353,178

Food Distributors-0.10%

Sysco Corp.	364	27,992

Food Retail-0.08%

Kroger Co. (The)	545	21,811

Footwear-0.53%

NIKE, Inc., Class B	905	151,397

General Merchandise Stores-0.52%

Dollar General Corp.	172	38,102
Dollar Tree, Inc.(b)	171	18,427
Target Corp.	357	92,684
		149,213

Gold-0.11%

Newmont Corp.	581	31,374

Health Care Distributors-0.16%

AmerisourceBergen Corp.	111	13,544
Cardinal Health, Inc.	219	10,471
McKesson Corp.	108	22,451
		46,466

Health Care Equipment-3.13%

Abbott Laboratories	1,279	164,850
Baxter International, Inc.	353	27,873
Becton, Dickinson and Co.	205	49,116
Boston Scientific Corp.(b)	1,030	44,424
Danaher Corp.	463	144,349
DexCom, Inc.(b)	70	43,625
Edwards Lifesciences Corp.(b)	449	53,799
IDEXX Laboratories, Inc.(b)	60	39,968
Intuitive Surgical, Inc.(b)	258	93,172
Medtronic PLC	975	116,863
ResMed, Inc.	102	26,817
Stryker Corp.	253	67,316
Zimmer Biomet Holdings, Inc.	155	22,184
		894,356

	Shares	Value
Health Care Facilities-0.15%

HCA Healthcare, Inc.	174	$43,580

Health Care REITs-0.19%

Healthpeak Properties, Inc.	401	14,239
Ventas, Inc.	303	16,171
Welltower, Inc.	304	24,442
		54,852

Health Care Services-0.60%

Cigna Corp.	244	52,121
CVS Health Corp.	956	85,352
Laboratory Corp. of America Holdings(b)	71	20,378
Quest Diagnostics, Inc.	84	12,329
		170,180

Health Care Supplies-0.20%

Align Technology, Inc.(b)	53	33,092
West Pharmaceutical Services, Inc.	55	23,643
		56,735

Health Care Technology-0.17%

Cerner Corp.	216	16,047
Veeva Systems, Inc., Class A(b)	101	32,018
		48,065

Home Improvement Retail-1.42%

Home Depot, Inc. (The)	772	286,983
Lowe’s Cos., Inc.	511	119,482
		406,465

Homebuilding-0.15%

D.R. Horton, Inc.	235	20,979
Lennar Corp., Class A	209	20,885
		41,864

Hotels, Resorts & Cruise Lines-0.78%

Airbnb, Inc., Class A(b)	338	57,683
Booking Holdings, Inc.(b)	30	72,623
Carnival Corp.(b)	626	13,872
Expedia Group, Inc.(b)	111	18,250
Hilton Worldwide Holdings, Inc.(b)	195	28,070
Marriott International, Inc., Class A(b)	196	31,364
		221,862

Household Products-1.26%

Church & Dwight Co., Inc.	183	15,987
Clorox Co. (The)	90	14,671
Colgate-Palmolive Co.	611	46,552
Kimberly-Clark Corp.	246	31,855
Procter & Gamble Co. (The)	1,761	251,805
		360,870

Hypermarkets & Super Centers-1.11%

Costco Wholesale Corp.	323	158,768
Walmart, Inc.	1,060	158,385
		317,153

Industrial Conglomerates-1.06%

3M Co.	418	74,688
General Electric Co.	768	80,540
Honeywell International, Inc.	500	109,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco U.S. Managed Volatility Fund

	Shares	Value
Industrial Conglomerates-(continued)

Roper Technologies, Inc.	77	$37,566
		302,104

Industrial Gases-0.59%

Air Products and Chemicals, Inc.	161	48,270
Linde PLC (United Kingdom)	372	118,742
		167,012

Industrial Machinery-0.57%

Dover Corp.	107	18,092
Fortive Corp.	276	20,896
Illinois Tool Works, Inc.	227	51,726
Otis Worldwide Corp.	302	24,254
Parker-Hannifin Corp.	92	27,286
Stanley Black & Decker, Inc.	121	21,747
		164,001

Industrial REITs-0.27%

Prologis, Inc.	531	76,974

Insurance Brokers-0.56%

Aon PLC, Class A	162	51,827
Arthur J. Gallagher & Co.	147	24,647
Marsh & McLennan Cos., Inc.	365	60,882
Willis Towers Watson PLC	95	23,017
		160,373

Integrated Oil & Gas-1.34%

Chevron Corp.	1,412	161,660
Exxon Mobil Corp.	3,081	198,632
Occidental Petroleum Corp.	664	22,264
		382,556

Integrated Telecommunication Services-1.02%

AT&T, Inc.	5,205	131,478
Verizon Communications, Inc.	3,019	159,977
		291,455

Interactive Home Entertainment-0.29%

Activision Blizzard, Inc.	531	41,519
Electronic Arts, Inc.	190	26,648
ROBLOX Corp., Class A(b)	165	13,863
		82,030

Interactive Media & Services-6.94%

Alphabet, Inc., Class A(b)	434	1,285,039
Match Group, Inc.(b)	196	29,553
Meta Platforms, Inc., Class A(b)	1,727	558,805
Pinterest, Inc., Class A(b)	412	18,392
Snap, Inc., Class A(b)	791	41,591
Twitter, Inc.(b)	565	30,250
Zillow Group, Inc., Class C(b)	175	18,135
		1,981,765

Internet & Direct Marketing Retail-4.26%

Amazon.com, Inc.(b)	322	1,085,922
Coupang, Inc. (South Korea)(b)	406	12,083
DoorDash, Inc., Class A(b)	112	21,818
eBay, Inc.	425	32,606
MercadoLibre, Inc. (Argentina)(b)	34	50,355
Wayfair, Inc., Class A(b)	54	13,451
		1,216,235

	Shares	Value
Internet Services & Infrastructure-0.56%

Akamai Technologies, Inc.(b)	119	$12,550
Okta, Inc.(b)	99	24,471
Snowflake, Inc., Class A(b)	190	67,229
Twilio, Inc., Class A(b)	123	35,837
VeriSign, Inc.(b)	82	18,259
		158,346

Investment Banking & Brokerage-1.07%

Charles Schwab Corp. (The)	1,226	100,569
Goldman Sachs Group, Inc. (The)	237	97,964
Morgan Stanley	1,028	105,658
		304,191

IT Consulting & Other Services-1.06%

Accenture PLC, Class A	459	164,685
Cognizant Technology Solutions Corp., Class A	372	29,050
EPAM Systems, Inc.(b)	39	26,256
International Business Machines Corp.	651	81,440
		301,431

Leisure Products-0.06%

Peloton Interactive, Inc., Class A(b)	190	17,374

Life & Health Insurance-0.37%

Aflac, Inc.	429	23,024
MetLife, Inc.	611	38,371
Principal Financial Group, Inc.	196	13,150
Prudential Financial, Inc.	270	29,713
		104,258

Life Sciences Tools & Services-1.18%

Agilent Technologies, Inc.	220	34,648
Illumina, Inc.(b)	106	43,996
IQVIA Holdings, Inc.(b)	138	36,076
Mettler-Toledo International, Inc.(b)	17	25,175
Thermo Fisher Scientific, Inc.	287	181,691
Waters Corp.(b)	45	16,540
		338,126

Managed Health Care-1.62%

Anthem, Inc.	174	75,713
Centene Corp.(b)	406	28,923
Humana, Inc.	92	42,611
UnitedHealth Group, Inc.	685	315,422
		462,669

Metal & Glass Containers-0.08%

Ball Corp.	241	22,047

Movies & Entertainment-1.65%

Netflix, Inc.(b)	318	219,519
Roku, Inc.(b)	85	25,916
Walt Disney Co. (The)(b)	1,327	224,356
		469,791

Multi-line Insurance-0.19%

American International Group, Inc.	620	36,636
Hartford Financial Services Group, Inc. (The)	254	18,524
		55,160

Multi-Sector Holdings-1.36%

Berkshire Hathaway, Inc., Class B(b)	1,356	389,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco U.S. Managed Volatility Fund

	Shares	Value
Multi-Utilities-0.64%

Ameren Corp.	192	$16,184
CMS Energy Corp.	215	12,975
Consolidated Edison, Inc.	271	20,433
Dominion Energy, Inc.	587	44,571
DTE Energy Co.	143	16,209
Public Service Enterprise Group, Inc.	357	22,777
Sempra Energy	231	29,482
WEC Energy Group, Inc.	233	20,984
		183,615

Office REITs-0.13%

Alexandria Real Estate Equities, Inc.	113	23,068
Boston Properties, Inc.	116	13,182
		36,250

Oil & Gas Equipment & Services-0.17%

Baker Hughes Co., Class A	617	15,474
Schlumberger N.V.	1,019	32,873
		48,347

Oil & Gas Exploration & Production-0.56%

ConocoPhillips	963	71,734
EOG Resources, Inc.	423	39,111
Hess Corp.	208	17,174
Pioneer Natural Resources Co.	171	31,974
		159,993

Oil & Gas Refining & Marketing-0.27%

Marathon Petroleum Corp.	454	29,932
Phillips 66	312	23,331
Valero Energy Corp.	290	22,426
		75,689

Oil & Gas Storage & Transportation-0.31%

Cheniere Energy, Inc.(b)	187	19,336
Kinder Morgan, Inc.	1,402	23,483
ONEOK, Inc.	330	20,995
Williams Cos., Inc. (The)	864	24,270
		88,084

Packaged Foods & Meats-0.78%

Campbell Soup Co.	146	5,833
Conagra Brands, Inc.	357	11,495
General Mills, Inc.	429	26,512
Hershey Co. (The)	107	18,762
Hormel Foods Corp.	403	17,055
JM Smucker Co. (The)	76	9,337
Kellogg Co.	253	15,509
Kraft Heinz Co. (The)	716	25,697
McCormick & Co., Inc.	185	14,843
Mondelez International, Inc., Class A	1,008	61,226
Tyson Foods, Inc., Class A	216	17,274
		223,543

Paper Packaging-0.10%

Amcor PLC	1,147	13,844
International Paper Co.	289	14,355
		28,199

Paper Products-0.00%

Sylvamo Corp.(b)	26	732

	Shares	Value
Personal Products-0.19%

Estee Lauder Cos., Inc. (The), Class A	167	$54,163

Pharmaceuticals-3.50%

Bristol-Myers Squibb Co.	1,598	93,323
Eli Lilly and Co.	656	167,123
Johnson & Johnson	1,921	312,893
Merck & Co., Inc.	1,841	162,100
Pfizer, Inc.	4,092	178,984
Royalty Pharma PLC, Class A	306	12,096
Zoetis, Inc.	342	73,940
		1,000,459

Property & Casualty Insurance-0.59%

Allstate Corp. (The)	207	25,600
Chubb Ltd.	309	60,372
Markel Corp.(b)	10	13,131
Progressive Corp. (The)	427	40,514
Travelers Cos., Inc. (The)	179	28,798
		168,415

Railroads-0.85%

CSX Corp.	1,622	58,668
Kansas City Southern	63	19,546
Norfolk Southern Corp.	178	52,163
Union Pacific Corp.	466	112,492
		242,869

Real Estate Services-0.09%

CBRE Group, Inc., Class A(b)	236	24,563

Regional Banks-0.88%

Fifth Third Bancorp	480	20,895
First Republic Bank	126	27,258
KeyCorp	699	16,266
M&T Bank Corp.	95	13,976
PNC Financial Services Group, Inc. (The)	307	64,786
Regions Financial Corp.	705	16,694
SVB Financial Group(b)	44	31,566
Truist Financial Corp.	958	60,804
		252,245

Research & Consulting Services-0.38%

CoStar Group, Inc.(b)	278	23,922
Equifax, Inc.	87	24,136
IHS Markit Ltd.	287	37,517
Verisk Analytics, Inc.	113	23,760
		109,335

Residential REITs-0.22%

AvalonBay Communities, Inc.	103	24,378
Equity Residential	260	22,464
Essex Property Trust, Inc.	48	16,317
		63,159

Restaurants-1.01%

Chipotle Mexican Grill, Inc.(b)	21	37,360
McDonald’s Corp.	546	134,070
Starbucks Corp.	856	90,796
Yum! Brands, Inc.	213	26,612
		288,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco U.S. Managed Volatility Fund

	Shares	Value
Retail REITs-0.23%

Realty Income Corp.	422	$30,143
Simon Property Group, Inc.	237	34,740
		64,883

Semiconductor Equipment-0.66%

Applied Materials, Inc.	656	89,643

KLA Corp.	111	41,376
Lam Research Corp.	102	57,484
		188,503

Semiconductors-4.68%

Advanced Micro Devices, Inc.(b)	879	105,682

Analog Devices, Inc.	388	67,314

Broadcom, Inc.	294	156,311

Intel Corp.	2,971	145,579

Marvell Technology, Inc.	596	40,826

Microchip Technology, Inc.	384	28,451

Micron Technology, Inc.	816	56,386

NVIDIA Corp.	1,750	447,422

QUALCOMM, Inc.	818	108,827

Skyworks Solutions, Inc.	123	20,557

Texas Instruments, Inc.	669	125,424
Xilinx, Inc.	181	32,580
		1,335,359

Soft Drinks-1.33%

Coca-Cola Co. (The)	3,135	176,720

Keurig Dr Pepper, Inc.	533	19,236

Monster Beverage Corp.(b)	263	22,355
PepsiCo, Inc.	1,006	162,569
		380,880

Specialized REITs-1.14%

American Tower Corp.	331	93,332

Crown Castle International Corp.	311	56,073

Digital Realty Trust, Inc.	202	31,878

Equinix, Inc.	65	54,409

Public Storage	126	41,855

SBA Communications Corp., Class A	77	26,590
Weyerhaeuser Co.	558	19,932
		324,069

Specialty Chemicals-0.67%

Celanese Corp.	81	13,082

DuPont de Nemours, Inc.	365	25,404

Ecolab, Inc.	181	40,222

International Flavors & Fragrances, Inc.	178	26,246

PPG Industries, Inc.	169	27,136
Sherwin-Williams Co. (The)	191	60,473
		192,563

Specialty Stores-0.05%

Ulta Beauty, Inc.(b)	40	14,694

Steel-0.08%

Nucor Corp.	214	23,893

Systems Software-7.51%

Crowdstrike Holdings, Inc., Class A(b)	142	40,015

	Shares	Value
Systems Software-(continued)

Fortinet, Inc.(b)	99	$33,298

Microsoft Corp.	5,422	1,798,044

NortonLifeLock, Inc.	431	10,969

Oracle Corp.	1,166	111,866

Palo Alto Networks, Inc.(b)	68	34,618

ServiceNow, Inc.(b)	143	99,780

UiPath, Inc., Class A(b)	129	6,482
VMware, Inc., Class A(b)	59	8,950
		2,144,022

Technology Distributors-0.07%

CDW Corp.	100	18,665

Technology Hardware, Storage & Peripherals-6.67%

Apple, Inc.	12,009	1,798,948

Dell Technologies, Inc., Class C(b)	200	21,998

Hewlett Packard Enterprise Co.	971	14,225

HP, Inc.	878	26,630

NetApp, Inc.	168	15,003

Seagate Technology Holdings PLC	168	14,964
Western Digital Corp.(b)	222	11,608
		1,903,376

Tobacco-0.58%

Altria Group, Inc.	1,330	58,666
Philip Morris International, Inc.	1,137	107,492
		166,158

Trading Companies & Distributors-0.14%

Fastenal Co.	408	23,288
W.W. Grainger, Inc.	35	16,209
		39,497

Trucking-0.26%

Old Dominion Freight Line, Inc.	73	24,918
Uber Technologies, Inc.(b)	1,151	50,437
		75,355

Water Utilities-0.08%

American Water Works Co., Inc.	128	22,295

Wireless Telecommunication Services-0.17%

T-Mobile US, Inc.(b)	429	49,348
Total Common Stocks & Other Equity Interests (Cost $18,855,772)		28,490,941

Money Market Funds-0.36%

Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	32,778	32,778

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(c)(d)	33,003	33,013
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	37,461	37,461
Total Money Market Funds (Cost $103,250)		103,252
TOTAL INVESTMENTS IN SECURITIES-100.14% (Cost $18,959,022)		28,594,193
OTHER ASSETS LESS LIABILITIES-(0.14)%		(41,065)
NET ASSETS-100.00%		$28,553,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco U.S. Managed Volatility Fund

Investment Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	October 31, 2020	at Cost	from Sales	Appreciation	(Loss)	October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$100,239	$3,867,770	$(3,935,231)	$-	$-	$32,778	$27
Invesco Liquid Assets Portfolio, Institutional Class	80,355	2,758,511	(2,805,836)	4	(21)	33,013	24
Invesco Treasury Portfolio, Institutional Class	114,558	4,420,309	(4,497,406)	-	-	37,461	12
Total	$295,152	$11,046,590	$(11,238,473)	$4	$(21)	$103,252	$63

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco U.S. Managed Volatility Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $18,855,772)	$28,490,941
Investments in affiliated money market funds, at value (Cost $103,250)	103,252
Receivable for:
Dividends	21,961
Cash segregated as collateral	100,000
Investment for trustee deferred compensation and retirement plans	11,472
Other assets	5,001
Total assets	28,732,627

Liabilities:
Payable for:
Investments purchased	20,396
Fund shares reacquired	118,605
Accrued fees to affiliates	2,229
Accrued other operating expenses	26,797
Trustee deferred compensation and retirement plans	11,472
Total liabilities	179,499
Net assets applicable to shares outstanding	$28,553,128

Net assets consist of:
Shares of beneficial interest	$22,035,503
Distributable earnings	6,517,625
$28,553,128

Net Assets:
Class R6	$28,553,128

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	1,951,289
Class R6:
Net asset value and offering price per share	$14.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco U.S. Managed Volatility Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $21)	$328,105
Dividends from affiliated money market funds	63
Total investment income	328,168

Expenses:
Advisory fees	24,017
Administrative services fees	3,526
Custodian fees	6,364
Transfer agent fees	3,518
Trustees’ and officers’ fees and benefits	19,826
Registration and filing fees	20,178
Reports to shareholders	12,237
Professional services fees	47,588
Other	5,189
Total expenses	142,443
Less: Fees waived and/or expenses reimbursed	(106,572)
Net expenses	35,871
Net investment income	292,297

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	17,169
Affiliated investment securities	(21)
Futures contracts	(937,382)
Option contracts written	(31,672)
(951,906)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	7,310,784
Affiliated investment securities	4
Futures contracts	(85,378)
Option contracts written	(22,194)
7,203,216
Net realized and unrealized gain	6,251,310
Net increase in net assets resulting from operations	$6,543,607

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco U.S. Managed Volatility Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$292,297	$175,771
Net realized gain (loss)	(951,906)	(339,277)
Change in net unrealized appreciation	7,203,216	1,606,810
Net increase in net assets resulting from operations	6,543,607	1,443,304

Distributions to shareholders from distributable earnings:
Class R6	(1,821,222)	(251,272)
Share transactions-net:
Class R6	10,166,162	4,269,603
Net increase in net assets	14,888,547	5,461,635

Net assets:
Beginning of year	13,664,581	8,202,946
End of year	$28,553,128	$13,664,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                      Invesco U.S. Managed Volatility Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class R6
Year ended 10/31/21	$12.27	$0.16	$3.72	$3.88	$(0.16)	$(1.36)	$(1.52)	$14.63	34.64%	$28,553	0.15%		0.59%		1.22%		33%
Year ended 10/31/20	10.90	0.19	1.50	1.69	(0.17)	(0.15)	(0.32)	12.27	15.78	13,665	0.15		1.12		1.63		23
Year ended 10/31/19	10.14	0.19	0.81	1.00	(0.19)	(0.05)	(0.24)	10.90	10.13	8,203	0.15		2.10		1.89		7
Period ended 10/31/18(d)	10.00	0.16	(0.02)	0.14	–	–	–	10.14	1.40	5,910	0.15	(e)	3.40	(e)	1.74	(e)	9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 18, 2017.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                      Invesco U.S. Managed Volatility Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco U.S. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations

19                      Invesco U.S. Managed Volatility Fund

and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

I.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.10% of the Fund’s average daily net assets.

20                      Invesco U.S. Managed Volatility Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.15% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $24,017 and reimbursed Fund expenses of $82,555.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.

For the year ended October 31, 2021, the Fund incurred $160 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2021, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk

Realized Gain (Loss):
Futures contracts	$(937,382)

Options purchased(a)	162,896

Options written	(31,672)

21                      Invesco U.S. Managed Volatility Fund

Location of Gain (Loss) on Statement of Operations
Equity Risk

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$(85,378)

Options purchased(a)	47,687

Options written	(22,194)

Total	$(866,043)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Options Purchased	Options Written

Average notional value	$2,631,693	$3,162,333	$3,559,833

Average contracts	–	9	9

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$683,750	$171,167

Long-term capital gain	1,137,472	80,105

Total distributions	$1,821,222	$251,272

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$ 285,840

Net unrealized appreciation – investments	6,239,145

Temporary book/tax differences	(7,360)

Shares of beneficial interest	22,035,503

Total net assets	$28,553,128

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and deferred straddle losses.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of October 31, 2021.

22                      Invesco U.S. Managed Volatility Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $15,862,969 and $7,633,659, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$6,354,225
Aggregate unrealized (depreciation) of investments	(115,080)
Net unrealized appreciation of investments	$6,239,145

    Cost of investments for tax purposes is $22,355,048.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REIT distributions, on October 31, 2021, undistributed net investment income was decreased by $3,267 and undistributed net realized gain (loss) was increased by $3,267. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2021(a)		Year ended October 31, 2020

	Shares	Amount	Shares	Amount

Sold:
Class R6	1,256,654	$15,960,141	451,158	$ 5,269,631

Issued as reinvestment of dividends:
Class R6	89,748	1,059,021	8,388	93,022

Reacquired:
Class R6	(509,006)	(6,853,000)	(97,991)	(1,093,050)
Net increase in share activity	837,396	$10,166,162	361,555	$ 4,269,603

(a)	97% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

23                      Invesco U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco U.S. Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco U.S. Managed Volatility Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2021 and for the period December 18, 2017 (commencement of operations) through October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the three years in the period ended October 31, 2021 and for the period December 18, 2017 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24                      Invesco U.S. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class R6	$1,000.00	$1,105.00	$0.80	$1,024.45	$0.77	0.15%

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                      Invesco U.S. Managed Volatility Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco U.S. Managed Volatility Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

The Board noted that the Fund only had three full years of performance history and compared the Fund’s investment performance during the past three years ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Invesco U.S. Large Cap Index (Index). The Board noted that performance of Class R6 shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the two and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class R6 shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the two and three year periods. The Board noted that, unlike certain of the peer funds and the Index, managing portfolio volatility is a component of the Fund’s investment objective. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

26                      Invesco U.S. Managed Volatility Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only three funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27                      Invesco U.S. Managed Volatility Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,137,472
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$484,098

28                      Invesco U.S. Managed Volatility Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.    Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

T-2	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-3	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-4	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-5	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco U.S. Managed Volatility Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	USMGV-AR-1

Annual Report to Shareholders	October 31, 2021

Invesco World Bond Factor Fund

Nasdaq:

A: AUBAX ∎ C: AUBCX ∎ Y: AUBYX ∎ R5: AUBIX ∎ R6: AUBFX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

17	Financial Statements

20	Financial Highlights

21	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Fund Expenses

32	Approval of Investment Advisory and Sub-Advisory Contracts

34	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2021, Class A shares of Invesco World Bond Factor Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Global Aggregate Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/20 to 10/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.49%
Class C Shares	-1.24
Class Y Shares	-0.33
Class R5 Shares	-0.34
Class R6 Shares	-0.33
Bloomberg Global Aggregate Index▼ (Broad Market/Style-Specific Index)	-1.24
Lipper Global Income Funds Index∎ (Peer Group Index)	0.95

Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

The global fixed-income market as measured by the Bloomberg Global Aggregate Index was negative for the fiscal year. The market’s negative performance was driven by the rise in interest rates. The strongest performing component of the Bloomberg Global Aggregate Index was corporate credit which was not enough to compensate for the weak performance of treasuries.

    During the first quarter of 2021, interest rates started rising and leading to negative performance of treasuries which continued throughout the fiscal year. The negative performance due to interest rates continued until the end of the fiscal year.

    The Fund attempts to meet its investment objective by overweighting the higher-yielding component of the fixed-income market (corporate bonds). Within corporate bonds, the investment team targets bonds from the Bloomberg Global Aggregate Corporate Bond Index that it believes tends to have higher returns than other fixed-income securities with comparable characteristics over a market cycle. These bonds have the following positive factor characteristics:

    ∎ High carry bonds are the highest spread bonds in a universe.

    ∎ Value bonds are those with the highest spread relative to other securities with similar credit rating and sector.

    ∎ Low volatility bonds are those with lower duration and higher credit quality in a universe.

Value and low volatility bonds outperformed the Bloomberg Global Aggregate Index. Overall, bonds with attractive factor characteristics positively impacted the Fund’s relative performance. During the month of October 2021, the Fund performed in line with the Bloomberg Global Aggregate Index. Value and carry bonds positively contributed to performance, whereas, low volatility bonds had a negative contribution.

Please note that we implemented our strategy using derivative instruments, including futures, forwards and swaps. Therefore, a portion of the performance of the Funds’s strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund. The investment team does not attempt to time the credit market, interest rates, sectors or factors and therefore maintains its allocations. Over time, we believe this has the potential to deliver positive relative performance over a market cycle.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tend to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve’s (the Fed’s) and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco World Bond Factor Fund and for sharing our long-term investment horizon.

Portfolio manager(s):

Noelle Corum

James Ong

Jay Raol

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco World Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/11

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco World Bond Factor Fund

Average Annual Total Returns
As of 10/31/21, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.13%
10 Years	1.32
5 Years	2.07
1 Year	-4.73

Class C Shares
Inception (3/31/06)	3.01%
10 Years	1.14
5 Years	2.17
1 Year	-2.21

Class Y Shares
Inception (10/3/08)	3.23%
10 Years	2.01
5 Years	3.20
1 Year	-0.33
Class R5 Shares
Inception (3/31/06)	3.62%
10 Years	1.94
5 Years	3.06
1 Year	-0.34

Class R6 Shares
10 Years	1.99%
5 Years	3.22
1 Year	-0.33

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved.
The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco World Bond Factor Fund

Supplemental Information

Invesco World Bond Factor Fund’s investment objective is total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.
∎	The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco World Bond Factor Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Sovereign Debt	41.26%

Financials	14.77

U.S. Treasury Securities	10.42

Collateralized Mortgage Obligations	7.45

Industrials	3.89

Utilities	3.24

Consumer Discretionary	2.92

Health Care	2.87

Communication Services	2.78

Information Technology	2.57

Energy	2.42

Consumer Staples	2.40

Other Sectors, Each Less than 2% of Net Assets	2.79

Money Market Funds Plus Other Assets Less Liabilities	0.22

Top Five Debt Issuers*

		% of total net assets

1.	Japan Government Bond	10.72%

2.	U.S. Treasury	10.42

3.	Canadian Government Bond	6.60

4.	Bundesrepublik Deutschland Bundesanleihe	4.14

5.	Federal Home Loan Mortgage Corp.	4.06

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2021.

6	Invesco World Bond Factor Fund

Schedule of Investments

October 31, 2021

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–56.13%(a)
Australia–3.91%
Australia Government Bond,
Series 133, 5.50%, 04/21/2023(b)	AUD	742,000	$598,285

Series 142, 4.25%, 04/21/2026(b)	AUD	557,000	468,620

Series 157, 1.50%, 06/21/2031(b)	AUD	762,000	545,727

Series 162, 1.75%, 06/21/2051(b)	AUD	34,000	20,295

National Australia Bank Ltd., 1.25%, 05/18/2026(b)	EUR	65,000	78,674

			1,711,601

Austria–0.27%
Raiffeisen Bank International AG, 1.50%, 03/12/2030(b)(c)	EUR	100,000	116,897

Belgium–0.19%
Anheuser-Busch InBev S.A./N.V., 2.88%, 09/25/2024(b)	EUR	65,000	81,853

Canada–6.87%
Canadian Government Bond,
0.25%, 11/01/2022	CAD	570,000	458,210

0.50%, 09/01/2025	CAD	2,000,000	1,565,105

1.50%, 06/01/2031	CAD	832,000	661,159

2.00%, 12/01/2051	CAD	261,000	211,551

Canadian Imperial Bank of Commerce, 0.38%, 05/03/2024(b)	EUR	100,000	116,745

			3,012,770

Finland–0.27%
Transmission Finance DAC, 1.50%, 05/24/2023(b)	EUR	100,000	118,377

France–5.30%
Airbus Finance B.V., 2.38%, 04/02/2024(b)	EUR	100,000	121,698

Banque Federative du Credit Mutuel S.A., 3.00%, 05/21/2024(b)	EUR	100,000	124,183

Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.38%(b)(c)(d)	EUR	100,000	131,472

Danone S.A., 1.25%, 05/30/2024(b)	EUR	100,000	119,641

Dassault Systemes SE, 0.13%, 09/16/2026(b)	EUR	100,000	115,591

Engie Alliance GIE, 5.75%, 06/24/2023(b)	EUR	50,000	63,403

French Republic Government Bond OAT, 0.01%, 11/25/2030(b)	EUR	1,000,000	1,137,205

Holding d’Infrastructures de Transport S.A.S.U., 1.63%, 09/18/2029(b)	EUR	100,000	120,822

La Mondiale SAM, 5.05%(b)(c)(d)	EUR	100,000	134,231

Mercialys S.A., 4.63%, 07/07/2027(b)	EUR	100,000	135,500

		Principal Amount	Value

France–(continued)
Societe Generale S.A., 1.25%, 02/15/2024(b)	EUR	100,000	$118,988

			2,322,734

Germany–8.40%
Bayer AG, 3.13%, 11/12/2079(b)(c)	EUR	100,000	117,798

BMW Finance N.V., 0.75%, 07/12/2024(b)	EUR	50,000	59,135

Bundesobligation, Series 183, 0.01%, 04/10/2026(b)	EUR	381,000	448,945

Bundesrepublik Deutschland Bundesanleihe,
0.01%, 08/15/2030(b)	EUR	1,210,434	1,420,183

0.01%, 08/15/2050(b)	EUR	353,371	394,431

Commerzbank AG,
0.63%, 08/28/2024(b)	EUR	70,000	82,192

0.38%, 09/01/2027(b)	EUR	25,000	28,715

Daimler AG, 0.01%, 02/08/2024(b)	EUR	38,000	44,046

Daimler International Finance B.V., 0.25%, 11/06/2023(b)	EUR	101,000	117,588

Deutsche Telekom International Finance B.V.,
2.75%, 10/24/2024(b)	EUR	50,000	62,964

0.63%, 12/13/2024(b)	EUR	80,000	94,337

E.ON International Finance B.V., 5.53%, 02/21/2023	EUR	50,000	62,176

E.ON SE, 0.88%, 05/22/2024(b)	EUR	75,000	88,682

Grenke Finance PLC, 1.50%, 10/05/2023(b)	EUR	60,000	69,054

LANXESS AG, 0.01%, 09/08/2027(b)	EUR	37,000	41,639

Merck Financial Services GmbH, 0.13%, 07/16/2025(b)	EUR	100,000	116,194

Volkswagen Bank GmbH, 1.25%, 06/10/2024(b)	EUR	100,000	118,981

Volkswagen Financial Services AG, 1.50%, 10/01/2024(b)	EUR	60,000	72,039

Vonovia Finance B.V., 1.25%, 12/06/2024(b)	EUR	100,000	119,658

Wintershall Dea Finance B.V., 1.82%, 09/25/2031(b)	EUR	100,000	121,127

			3,679,884

Indonesia–0.43%
Indonesia Treasury Bond, 6.50%, 06/15/2025	IDR	2,546,000,000	189,501

Italy–1.10%
2i Rete Gas S.p.A., 1.61%, 10/31/2027(b)	EUR	100,000	122,231

Enel Finance International N.V., 1.00%, 09/16/2024(b)	EUR	100,000	118,873

Eni S.p.A., 1.00%, 10/11/2034(b)	EUR	100,000	119,025

FCA Bank S.p.A., 0.63%, 11/24/2022(b)	EUR	103,000	120,036

			480,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco World Bond Factor Fund

		Principal Amount	Value

Japan–10.72%
Japan Government Bond,
Series 146, 0.10%, 12/20/2025	JPY	164,800,000	$1,457,293

Series 361, 0.10%, 12/20/2030	JPY	149,700,000	1,319,326

Series 420, 0.10%, 01/01/2023	JPY	115,300,000	1,014,194

Series 69, 0.70%, 12/20/2050	JPY	102,250,000	905,360

			4,696,173

Malaysia–0.12%
Malaysia Government Bond, Series 120, 4.07%, 06/15/2050	MYR	222,000	50,910

Mexico–0.67%
Mexican Bonos, Series M 20, 10.00%, 12/05/2024	MXN	5,600,000	293,883

Netherlands–0.46%
Cooperatieve Rabobank U.A., 1.25%, 03/23/2026(b)	EUR	120,000	145,958

Heineken N.V., 3.50%, 03/19/2024(b)	EUR	45,000	56,732

			202,690

New Zealand–0.89%
New Zealand Government Bond,
0.50%, 05/15/2026	NZD	453,000	299,474

1.50%, 05/15/2031	NZD	142,000	92,554

			392,028

Norway–2.52%
Norway Government Bond,
Series 475, 2.00%, 05/24/2023(b)	NOK	3,480,000	417,623

Series 478, 1.50%, 02/19/2026(b)	NOK	4,136,000	488,309

Series 483, 1.25%, 09/17/2031(b)	NOK	1,744,000	198,566

			1,104,498

Poland–0.46%
Republic of Poland Government Bond, Series 725, 3.25%, 07/25/2025	PLN	775,000	201,566

Romania–0.27%
NE Property B.V., 1.88%, 10/09/2026(b)	EUR	100,000	119,368

Russia–0.33%
Russian Federal Bond—OFZ, Series 6221, 7.70%, 03/23/2033	RUB	10,543,000	145,130

		Principal Amount	Value

South Korea–0.76%
Korea Treasury Bond,
Series 2512, 2.25%, 12/10/2025	KRW	176,130,000	$149,780

Series 3012, 1.50%, 12/10/2030	KRW	112,340,000	87,098

Series 5003, 1.50%, 03/10/2050	KRW	140,830,000	96,207

			333,085

Spain–0.82%
Banco Bilbao Vizcaya Argentaria S.A., 0.38%, 10/02/2024(b)	EUR	100,000	116,570

Banco Santander S.A., 3.25%, 04/04/2026(b)	EUR	100,000	127,972

Santander Consumer Finance S.A., 0.38%, 01/17/2025(b)	EUR	100,000	116,416

			360,958

Sweden–3.90%
Balder Finland OYJ, 1.00%, 01/20/2029(b)	EUR	100,000	112,218

Svenska Handelsbanken AB, 1.13%, 12/14/2022(b)	EUR	106,000	124,675

Swedbank AB, 0.75%, 05/05/2025(b)	EUR	100,000	118,352

Sweden Government Bond,
Series 1057, 1.50%, 11/13/2023(b)	SEK	835,000	100,385

Series 1058, 2.50%, 05/12/2025	SEK	325,000	41,153

Series 1059, 1.00%, 11/12/2026(b)	SEK	7,455,000	905,993

Series 1062, 0.13%, 05/12/2031(b)	SEK	2,100,000	238,210

Telia Co. AB, 3.88%, 10/01/2025(b)	EUR	50,000	66,311

			1,707,297

Switzerland–1.60%
Swiss Confederation Government Bond,
4.00%, 02/11/2023(b)	CHF	129,000	149,436

1.25%, 05/28/2026(b)	CHF	261,000	305,167

2.25%, 06/22/2031(b)	CHF	161,000	214,794

4.00%, 01/06/2049(b)	CHF	14,000	31,964

			701,361

Thailand–0.11%
Thailand Government Bond, 1.88%, 06/17/2049	THB	1,949,000	47,990

United Kingdom–3.52%
BAT International Finance PLC, 2.25%, 01/16/2030(b)	EUR	100,000	120,684

BP Capital Markets PLC, 0.90%, 07/03/2024(b)	EUR	100,000	118,643

CNH Industrial Finance Europe S.A., 1.63%, 07/03/2029(b)	EUR	100,000	121,431

Informa PLC, 1.50%, 07/05/2023(b)	EUR	100,000	118,333

Lloyds Banking Group PLC, 0.50%, 11/12/2025(b)(c)	EUR	100,000	116,594

NatWest Markets PLC, 1.00%, 05/28/2024(b)	EUR	100,000	118,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco World Bond Factor Fund

		Principal Amount	Value

United Kingdom–(continued)
Royal Mail PLC, 1.25%, 10/08/2026(b)	EUR	100,000	$120,027

United Kingdom Gilt,
0.75%, 07/22/2023(b)	GBP	92,000	126,184

0.63%, 06/07/2025(b)	GBP	12,769	17,430

0.63%, 10/22/2050(b)	GBP	472,442	566,117

			1,544,097

United States–2.24%
Abbott Ireland Financing DAC, 0.88%, 09/27/2023(b)	EUR	100,000	118,044

Altria Group, Inc., 3.13%, 06/15/2031	EUR	100,000	129,483

Apple, Inc., 0.88%, 05/24/2025	EUR	100,000	119,188

AT&T, Inc., 2.40%, 03/15/2024	EUR	116,000	141,100

Goldman Sachs Group, Inc. (The),
0.13%, 08/19/2024(b)	EUR	60,000	69,429

0.25%, 01/26/2028(b)	EUR	47,000	52,608

Johnson & Johnson, 0.65%, 05/20/2024	EUR	100,000	118,096

Toyota Motor Credit Corp., 0.25%, 07/16/2026(b)	EUR	100,000	115,829

Wells Fargo & Co., 0.50%, 04/26/2024(b)	EUR	100,000	116,877

			980,654

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $25,342,098)			24,595,470

U.S. Dollar Denominated Bonds & Notes–22.42%
Australia–0.15%
Westpac Banking Corp., 2.35%, 02/19/2025		$65,000	67,570

Canada–0.62%
Brookfield Finance, Inc., 4.85%, 03/29/2029		90,000	105,038

Magna International, Inc., 3.63%, 06/15/2024		52,000	55,490

Suncor Energy, Inc., 3.10%, 05/15/2025		40,000	42,230

TransCanada PipeLines Ltd., 4.88%, 01/15/2026		60,000	67,974

			270,732

France–0.25%
Sanofi, 3.38%, 06/19/2023		105,000	109,664

Mexico–0.43%
America Movil S.A.B. de C.V.,
6.38%, 03/01/2035		35,000	48,532

6.13%, 03/30/2040		100,000	141,621

			190,153

Netherlands–0.48%
Cooperatieve Rabobank U.A., 5.25%, 05/24/2041		85,000	118,021

Koninklijke KPN N.V., 8.38%, 10/01/2030		30,000	42,460

Shell International Finance B.V., 6.38%, 12/15/2038		35,000	51,888

			212,369

	Principal Amount	Value

United Kingdom–2.35%
Barclays PLC, 4.84%, 05/09/2028	$200,000	$222,958

BAT Capital Corp.,
4.54%, 08/15/2047	60,000	62,973

5.28%, 04/02/2050	75,000	86,617

BP Capital Markets PLC, 2.75%, 05/10/2023	46,000	47,488

British Airways Pass-Through Trust, Series 2019-1, Class A, 3.35%, 06/15/2029(b)	52,060	52,139

CNH Industrial N.V., 3.85%, 11/15/2027	24,000	26,401

HSBC Holdings PLC,
4.58%, 06/19/2029(c)	200,000	226,138

6.10%, 01/14/2042	48,000	69,130

Mead Johnson Nutrition Co., 4.13%, 11/15/2025	95,000	104,656

Reynolds American, Inc., 5.70%, 08/15/2035	18,000	21,362

United Utilities PLC, 6.88%, 08/15/2028	84,000	107,621

		1,027,483

United States–18.14%
Adventist Health System/West, 2.95%, 03/01/2029	40,000	41,989

Aflac, Inc., 1.13%, 03/15/2026	50,000	49,549

Aircastle Ltd., 4.40%, 09/25/2023	55,000	58,235

Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	32,000	34,587

Altria Group, Inc.,
4.80%, 02/14/2029	74,000	84,359

5.95%, 02/14/2049	10,000	12,785

Amazon.com, Inc., 4.25%, 08/22/2057	40,000	52,541

American Express Co.,
2.50%, 07/30/2024	90,000	93,849

3.00%, 10/30/2024	50,000	52,885

American Honda Finance Corp., 2.15%, 09/10/2024	65,000	67,154

American International Group, Inc., 4.13%, 02/15/2024	55,000	58,900

American Water Capital Corp., 6.59%, 10/15/2037	14,000	20,359

Ameriprise Financial, Inc., 4.00%, 10/15/2023	44,000	46,886

AmerisourceBergen Corp., 3.40%, 05/15/2024	50,000	52,951

Appalachian Power Co., 7.00%, 04/01/2038	25,000	36,892

Apple, Inc., 4.45%, 05/06/2044	35,000	44,784

Ares Capital Corp., 4.20%, 06/10/2024	47,000	50,047

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,
2.77%, 12/15/2022	28,000	28,635

4.08%, 12/15/2047	75,000	85,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco World Bond Factor Fund

	Principal Amount	Value

United States–(continued)
Bank of America Corp.,
4.20%, 08/26/2024	$188,000	$203,454

4.00%, 01/22/2025	30,000	32,349

4.45%, 03/03/2026	35,000	38,799

Baxter International, Inc., 2.60%, 08/15/2026	103,000	107,723

BGC Partners, Inc., 3.75%, 10/01/2024	36,000	37,998

Boeing Co. (The),
2.25%, 06/15/2026	100,000	101,073

2.70%, 02/01/2027	29,000	29,759

6.63%, 02/15/2038	92,000	124,084

Booking Holdings, Inc., 4.63%, 04/13/2030	65,000	76,710

California Institute of Technology, 4.70%, 11/01/2111	22,000	32,633

Capital One Financial Corp., 3.20%, 02/05/2025	75,000	79,369

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.05%, 03/30/2029	59,000	68,835

Chevron USA, Inc., 5.25%, 11/15/2043	65,000	90,459

Cigna Corp., 4.50%, 02/25/2026	55,000	61,285

Citigroup, Inc., 3.75%, 06/16/2024	45,000	48,239

Comcast Corp., 3.70%, 04/15/2024	87,000	92,801

CommonSpirit Health,
2.76%, 10/01/2024	65,000	67,813

1.55%, 10/01/2025	82,000	81,805

Constellation Brands, Inc., 4.25%, 05/01/2023	25,000	26,296

Corning, Inc., 5.85%, 11/15/2068	13,000	19,473

Cummins, Inc., 4.88%, 10/01/2043	55,000	72,678

Dell International LLC/EMC Corp., 6.02%, 06/15/2026	75,000	88,405

Dignity Health, 5.27%, 11/01/2064	25,000	35,247

Discovery Communications LLC, 3.95%, 06/15/2025	150,000	162,167

Duke Energy Corp., 3.75%, 04/15/2024	71,000	75,279

Eaton Vance Corp., 3.63%, 06/15/2023	52,000	54,374

Eli Lilly and Co., 5.50%, 03/15/2027	75,000	90,104

Exelon Generation Co. LLC, 6.25%, 10/01/2039	60,000	76,842

Expedia Group, Inc., 4.63%, 08/01/2027	16,000	17,922

Exxon Mobil Corp., 3.18%, 03/15/2024	52,000	54,605

Federal Realty Investment Trust, 3.95%, 01/15/2024	45,000	47,620

FedEx Corp., 4.75%, 11/15/2045	107,000	133,160

	Principal Amount	Value

United States–(continued)
Fifth Third Bancorp, 2.38%, 01/28/2025	$50,000	$51,626

FS KKR Capital Corp., 4.63%, 07/15/2024	25,000	26,731

General Electric Co., 6.15%, 08/07/2037	75,000	105,858

Series A, 6.88%, 01/10/2039	50,000	76,180

General Motors Co., 6.75%, 04/01/2046	93,000	135,137

Gilead Sciences, Inc., 3.70%, 04/01/2024	84,000	89,066

Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	186,000	198,636

Harley-Davidson, Inc., 4.63%, 07/28/2045	26,000	29,205

Hasbro, Inc., 6.35%, 03/15/2040	50,000	68,883

HCA, Inc., 5.25%, 06/15/2026	100,000	113,421

Hewlett Packard Enterprise Co., 6.35%, 10/15/2045	30,000	41,218

Hexcel Corp., 4.20%, 02/15/2027	70,000	75,798

HP, Inc., 6.00%, 09/15/2041	31,000	40,984

Intel Corp., 2.88%, 05/11/2024	50,000	52,452

International Business Machines Corp., 7.13%, 12/01/2096	43,000	81,717

Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	40,000	47,038

IPALCO Enterprises, Inc., 4.25%, 05/01/2030	68,000	75,595

JPMorgan Chase & Co., 3.88%, 09/10/2024	115,000	123,675

KLA Corp., 4.65%, 11/01/2024	47,000	51,602

Kohl’s Corp., 5.55%, 07/17/2045	68,000	79,215

Loews Corp., 4.13%, 05/15/2043	60,000	70,562

Marriott International, Inc., Series EE, 5.75%, 05/01/2025	9,000	10,204

MetLife, Inc., Series D, 4.37%, 09/15/2023	76,000	81,073

Microsoft Corp.,
2.88%, 02/06/2024	71,000	74,310

3.13%, 11/03/2025	100,000	107,339

3.95%, 08/08/2056	21,000	26,497

Morgan Stanley,
3.70%, 10/23/2024	85,000	91,185

6.38%, 07/24/2042	35,000	53,414

NextEra Energy Capital Holdings, Inc., 3.15%, 04/01/2024	70,000	73,582

Nordstrom, Inc., 5.00%, 01/15/2044	88,000	87,242

Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	110,000	111,730

Oracle Corp.,
3.63%, 07/15/2023	50,000	52,486

2.50%, 04/01/2025	85,000	88,172

Parker-Hannifin Corp., 3.30%, 11/21/2024	55,000	58,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco World Bond Factor Fund

	Principal Amount	Value

United States–(continued)
Patterson-UTI Energy, Inc., 5.15%, 11/15/2029	$99,000	$102,206

Philip Morris International, Inc., 6.38%, 05/16/2038	30,000	42,389

PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024	50,000	53,463

QUALCOMM, Inc., 2.90%, 05/20/2024	50,000	52,481

Ralph Lauren Corp., 2.95%, 06/15/2030	44,000	46,091

Rockwell Collins, Inc., 3.20%, 03/15/2024	51,000	53,636

San Diego Gas & Electric Co., 6.00%, 06/01/2039	50,000	70,041

Seagate HDD Cayman, 4.75%, 01/01/2025	50,000	54,062

Sempra Energy, 3.75%, 11/15/2025	30,000	32,509

Simon Property Group L.P., 6.75%, 02/01/2040	38,000	56,421

Southern California Edison Co.,
6.65%, 04/01/2029	75,000	93,076

6.00%, 01/15/2034	47,000	61,216

Series 2004-G, 5.75%, 04/01/2035	30,000	38,461

Southwest Airlines Co., 3.00%, 11/15/2026	100,000	105,264

Spectra Energy Partners L.P., 4.75%, 03/15/2024	63,000	67,904

Spirit Realty L.P., 3.20%, 02/15/2031	30,000	31,089

Starbucks Corp., 3.85%, 10/01/2023	22,000	23,161

Swiss Re America Holding Corp., 7.00%, 02/15/2026	47,000	57,519

Sysco Corp., 6.60%, 04/01/2050	46,000	73,964

Time Warner Cable LLC, 7.30%, 07/01/2038	30,000	43,229

Time Warner Entertainment Co. L.P., 8.38%, 03/15/2023	35,000	38,620

Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026	50,000	61,655

Truist Financial Corp., 2.50%, 08/01/2024	60,000	62,543

Tyco Electronics Group S.A., 3.45%, 08/01/2024	60,000	63,408

Union Electric Co., 8.45%, 03/15/2039	48,000	82,413

United Parcel Service, Inc., 2.20%, 09/01/2024	55,000	57,110

UnitedHealth Group, Inc., 3.38%, 04/15/2027	50,000	54,500

US Airways Pass-Through Trust, Series 2013-1A, Class PTT, 3.95%, 11/15/2025	38,173	38,927

ViacomCBS, Inc., 7.88%, 07/30/2030	35,000	49,035

Wachovia Corp., 7.57%, 08/01/2026(e)	82,000	102,640

Walmart, Inc., 3.30%, 04/22/2024	27,000	28,558

	Principal Amount	Value

United States–(continued)
Waste Management, Inc., 3.13%, 03/01/2025	$50,000	$53,121

Wells Fargo & Co.,
4.10%, 06/03/2026	76,000	83,369

5.38%, 02/07/2035	90,000	119,507

Xilinx, Inc., 2.95%, 06/01/2024	40,000	41,818

		7,948,027

Total U.S. Dollar Denominated Bonds & Notes (Cost $9,636,583)		9,825,998

U.S. Treasury Securities–10.42%
U.S. Treasury Bills–0.21%
0.05%, 02/17/2022(f)(g)	91,987	91,987

U.S. Treasury Bonds–2.63%
1.63%, 11/15/2050	1,169,947	1,150,475

U.S. Treasury Notes–7.58%
0.13%, 12/31/2022	557,891	557,411

0.25%, 09/30/2023	847,425	846,613

0.38%, 12/31/2025	1,379,214	1,355,112

1.13%, 02/15/2031	576,415	562,413

		3,321,549

Total U.S. Treasury Securities (Cost $4,622,879)		4,564,011

U.S. Government Sponsored Agency Mortgage-Backed Securities–9.79%
Federal Home Loan Mortgage Corp.,
2.50%, 07/01/2035 -08/01/2050	698,573	726,186

4.50%, 09/01/2049 -01/01/2050	59,243	64,041

3.00%, 01/01/2050 -10/01/2050	379,996	402,999

2.00%, 01/01/2051 -10/01/2051	587,869	588,386

Federal National Mortgage Association,
4.50%, 06/01/2049	24,036	25,935

3.00%, 10/01/2049 -08/01/2050	396,188	416,498

2.50%, 01/01/2050 -08/01/2050	474,697	492,504

2.00%, 03/01/2051 -08/01/2051	511,339	513,514

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series K038, Class X1, IO, 1.10%, 03/25/2024(h)	1,485,729	34,479

Uniform Mortgage Backed Securities, TBA,
2.00%, 11/01/2036(i)	420,000	431,017

2.50%, 11/01/2051(i)	579,000	594,685

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $4,325,088)		4,290,244

	Shares
Exchange-Traded Funds–1.02%
United States–1.02%
Invesco High Yield Bond Factor ETF(j) (Cost $446,307)	17,500	446,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco World Bond Factor Fund

	Shares	Value

Money Market Funds–2.26%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(j)(k)	349,902	$349,902

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(j)(k)	240,218	240,290

Invesco Treasury Portfolio, Institutional Class, 0.01%(j)(k)	399,888	399,888

Total Money Market Funds (Cost $990,080)		990,080

TOTAL INVESTMENTS IN SECURITIES—102.04% (Cost $45,363,035)		44,712,228

OTHER ASSETS LESS LIABILITIES–(2.04)%		(894,452)

NET ASSETS–100.00%		$43,817,776

Investment Abbreviations:

AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
Ctfs.	–	Certificates
ETF	–	Exchange-Traded Fund
EUR	–	Euro
GBP	–	British Pound Sterling
IDR	–	Indonesian Rupiah
IO	–	Interest Only
JPY	–	Japanese Yen
KRW	–	South Korean Won
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SEK	–	Swedish Krona
TBA	–	To Be Announced
THB	–	Thai Baht

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $14,790,122, which represented 33.75% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2021.

(i)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1N.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Invesco High Yield Bond Factor ETF	$-	$446,307	$-	$118	$-	$446,425	$13,140
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	1,625,443	6,845,952	(8,121,493)	-	-	349,902	155
Invesco Liquid Assets Portfolio, Institutional Class	1,023,375	4,685,360	(5,468,430)	72	(87)	240,290	152
Invesco Treasury Portfolio, Institutional Class	1,857,649	7,823,944	(9,281,705)	-	-	399,888	72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco World Bond Factor Fund

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$90,630	$(90,630)	$-	$-	$-	$-
Invesco Private Prime Fund	-	267,330	(267,330)	-	-	-	1	*
Total	$4,506,467	$20,159,523	$(23,229,588)	$190	$(87)	$1,436,505	$13,520

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Canada 10 Year Bonds	3	December-2021	$341,669	$(13,502)	$(13,502)
Euro-Bund	1	December-2021	194,347	(5,040)	(5,040)
Euro-Buxl 30 Year Bonds	3	December-2021	724,743	(763)	(763)
Japan 10 Year Bonds	1	December-2021	1,327,660	(4,562)	(4,562)
Long Gilt	6	December-2021	1,025,756	(32,353)	(32,353)
Subtotal–Long Futures Contracts				(56,220)	(56,220)
Short Futures Contracts
Interest Rate Risk
Euro-Schatz	1	December-2021	(129,426)	376	376
Total Futures Contracts				$(55,844)	$(55,844)

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
11/17/2021	Bank of America, N.A.	EUR	101,040	USD	119,836	$3,000
11/17/2021	Bank of America, N.A.	PLN	17,000	USD	4,297	37
11/17/2021	Barclays Bank PLC	SEK	15,944,340	USD	1,857,834	1,035
11/17/2021	Barclays Bank PLC	USD	14,200	CAD	18,000	344
11/17/2021	Barclays Bank PLC	USD	128,209	SGD	174,000	815
11/17/2021	Barclays Bank PLC	USD	72,197	THB	2,424,000	843
11/17/2021	BNP Paribas S.A.	EUR	50,010	USD	59,308	1,480
11/17/2021	BNP Paribas S.A.	GBP	1,095,311	USD	1,510,443	11,437
11/17/2021	Citibank, N.A.	EUR	228,000	USD	267,770	4,125
11/17/2021	Citibank, N.A.	JPY	24,220,630	USD	218,317	5,787
11/17/2021	Citibank, N.A.	PLN	540,000	USD	138,899	3,586
11/17/2021	Citibank, N.A.	SGD	12,080	USD	8,983	25
11/17/2021	Citibank, N.A.	USD	88,066	INR	6,628,000	180
11/17/2021	Citibank, N.A.	USD	58,705	JPY	6,705,000	130
11/18/2021	Citibank, N.A.	USD	93,098	IDR 1,356,335,998		2,100
11/17/2021	Deutsche Bank AG	USD	1,049,262	NOK	9,068,390	24,096
11/17/2021	Deutsche Bank AG	USD	123,458	SEK	1,074,000	1,615
11/17/2021	Goldman Sachs International	BRL	16,880	USD	3,239	256
11/17/2021	Goldman Sachs International	EUR	5,793,000	USD	6,744,292	45,634
11/17/2021	Goldman Sachs International	ZAR	2,019,000	USD	135,251	3,307
11/18/2021	HSBC Bank USA	USD	11,144	IDR	159,827,500	74
11/17/2021	J.P. Morgan Chase Bank, N.A.	EUR	185,880	USD	215,761	821
11/17/2021	J.P. Morgan Chase Bank, N.A.	JPY	3,233,655	USD	29,134	759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
11/17/2021	J.P. Morgan Chase Bank, N.A.	MXN	4,303,750	USD	211,689	$3,099
11/17/2021	J.P. Morgan Chase Bank, N.A.	USD	103,408	AUD	140,325	2,158
11/17/2021	J.P. Morgan Chase Bank, N.A.	USD	353,693	GBP	260,810	3,243
11/17/2021	J.P. Morgan Chase Bank, N.A.	USD	5,100	NOK	44,272	140
11/17/2021	J.P. Morgan Chase Bank, N.A.	USD	329,300	NZD	471,000	8,153
11/17/2021	Morgan Stanley and Co. International PLC	USD	588,462	AUD	802,000	14,881
11/17/2021	Morgan Stanley and Co. International PLC	USD	1,944,703	GBP	1,434,203	18,099
11/17/2021	Morgan Stanley and Co. International PLC	USD	302,500	NOK	2,627,164	8,458
11/17/2021	Royal Bank of Canada	USD	38,795	COP	155,344,000	2,415
11/17/2021	Royal Bank of Canada	USD	9,232	SEK	79,460	22
11/17/2021	State Street Bank & Trust Co.	CHF	200,120	USD	218,944	292
11/17/2021	State Street Bank & Trust Co.	EUR	67,000	USD	77,781	307
11/17/2021	State Street Bank & Trust Co.	JPY	8,279,392	USD	75,276	2,626
11/17/2021	State Street Bank & Trust Co.	USD	7,828	CAD	9,870	147
11/17/2021	State Street Bank & Trust Co.	USD	136,505	CHF	126,720	1,950
11/17/2021	UBS AG	GBP	141,063	USD	194,575	1,521
11/17/2021	UBS AG	INR	751,530	USD	10,212	206
11/17/2021	UBS AG	USD	352,607	AUD	483,039	10,781
11/17/2021	UBS AG	USD	144,886	RUB	10,790,350	6,816
11/17/2021	UBS AG	USD	3,429	SEK	30,000	65
11/18/2021	UBS AG	USD	3,151,313	CNY	20,306,000	13,175
Subtotal–Appreciation						210,040
Currency Risk
11/17/2021	Bank of America, N.A.	CAD	416,231	USD	328,395	(7,923)
11/17/2021	Bank of America, N.A.	NOK	8,293,171	USD	960,403	(21,198)
11/17/2021	Bank of America, N.A.	SEK	5,826,498	USD	666,327	(12,199)
11/17/2021	Bank of America, N.A.	USD	445,020	EUR	375,220	(11,140)
11/17/2021	Bank of America, N.A.	USD	49,928	JPY	5,491,396	(1,742)
11/17/2021	Barclays Bank PLC	CAD	387,220	USD	305,479	(7,398)
11/17/2021	BNP Paribas S.A.	USD	157,300	CHF	143,902	(73)
11/17/2021	Citibank, N.A.	USD	46,303	BRL	248,000	(2,484)
11/17/2021	Citibank, N.A.	USD	129,875	KRW	149,385,000	(2,753)
11/17/2021	Citibank, N.A.	USD	4,599	MXN	92,750	(104)
11/18/2021	Citibank, N.A.	IDR	471,583,160	USD	32,487	(613)
11/18/2021	Citibank, N.A.	USD	52,922	CZK	1,146,000	(1,347)
11/17/2021	Deutsche Bank AG	SEK	5,030,974	USD	584,999	(883)
11/17/2021	Deutsche Bank AG	USD	973,883	GBP	704,830	(9,277)
11/17/2021	Goldman Sachs International	NOK	8,034,000	USD	898,341	(52,584)
11/17/2021	Goldman Sachs International	RUB	623,915	USD	8,428	(343)
11/17/2021	Goldman Sachs International	USD	39,801	BRL	215,950	(1,645)
11/17/2021	Goldman Sachs International	USD	22,608	CLP	17,759,000	(813)
11/17/2021	Goldman Sachs International	USD	7,310,548	EUR	6,227,000	(110,040)
11/17/2021	Goldman Sachs International	USD	526,433	GBP	380,000	(6,377)
11/17/2021	Goldman Sachs International	USD	35,950	HUF	10,843,000	(1,137)
11/17/2021	Goldman Sachs International	USD	42,360	TRY	365,110	(4,668)
11/17/2021	Goldman Sachs International	USD	134,313	ZAR	2,005,000	(3,284)
11/17/2021	J.P. Morgan Chase Bank, N.A.	AUD	156,080	USD	115,019	(2,400)
11/17/2021	J.P. Morgan Chase Bank, N.A.	GBP	87,000	USD	117,983	(1,082)
11/17/2021	J.P. Morgan Chase Bank, N.A.	NOK	69,000	USD	7,948	(219)
11/17/2021	J.P. Morgan Chase Bank, N.A.	USD	16,846	INR	1,254,100	(148)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
11/17/2021	J.P. Morgan Chase Bank, N.A.	USD	13,081	MXN	266,000	$(189)
11/10/2021	Morgan Stanley and Co. International PLC	CAD	1,089,354	USD	868,982	(11,227)
11/17/2021	Morgan Stanley and Co. International PLC	AUD	2,953,000	USD	2,166,742	(54,791)
11/17/2021	Morgan Stanley and Co. International PLC	CAD	587,000	USD	466,896	(7,404)
11/17/2021	Morgan Stanley and Co. International PLC	CHF	725,000	USD	790,174	(1,965)
11/17/2021	Morgan Stanley and Co. International PLC	NZD	570,274	USD	395,016	(13,562)
11/17/2021	Morgan Stanley and Co. International PLC	USD	695,913	CAD	856,860	(3,564)
11/17/2021	Royal Bank of Canada	SEK	168,640	USD	19,593	(46)
11/17/2021	State Street Bank & Trust Co.	USD	5,505	CHF	5,032	(7)
11/17/2021	State Street Bank & Trust Co.	USD	146,148	EUR	125,890	(577)
11/17/2021	UBS AG	AUD	279,770	USD	203,184	(7,286)
11/17/2021	UBS AG	NZD	512,722	USD	361,425	(5,919)
11/17/2021	UBS AG	RUB	6,452,000	USD	86,111	(4,598)
11/17/2021	UBS AG	SGD	51,920	USD	38,286	(213)
11/17/2021	UBS AG	USD	90,792	EUR	76,382	(2,468)
11/17/2021	UBS AG	USD	391,569	GBP	283,880	(3,061)
11/17/2021	UBS AG	USD	1,563,940	JPY	172,341,000	(51,691)
11/17/2021	UBS AG	USD	5,141	KRW	5,950,700	(78)
11/17/2021	UBS AG	USD	5,126	THB	165,499	(139)
11/17/2021	UBS AG	USD	139,324	TRY	1,264,480	(8,788)
Subtotal—Depreciation						(441,447)
Total Forward Foreign Currency Contracts						$(231,407)

		Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	3 Month USD LIBOR	Quarterly	(1.53)%	Semi-Annually	10/08/2031	USD	300,000	$–	$799	$799
Receive	6 Month EUR LIBOR	Semi-Annually	(0.49)	Annually	08/31/2023	EUR	254,000	129	1,244	1,115
Receive	6 Month NIBOR	Semi-Annually	(1.27)	Annually	08/31/2031	NOK	302,000	979	2,161	1,182
Receive	SONIA	Annually	(1.18)	Annually	09/30/2031	GBP	182,000	(6,158)	(4,694)	1,464
Receive	6 Month NIBOR	Semi-Annually	(1.04)	Annually	08/31/2026	NOK	800,000	1,751	3,587	1,836
Receive	3 Month NDBB	Quarterly	(1.29)	Semi-Annually	08/31/2023	NZD	160,000	(26)	1,831	1,857
Receive	SONIA	Annually	(1.00)	Annually	09/30/2026	GBP	145,000	(2,470)	532	3,002
Receive	3 Month USD LIBOR	Quarterly	(0.67)	Semi-Annually	10/08/2024	USD	500,000	–	4,061	4,061
Receive	6 Month AUD BBSW	Semi-Annually	(0.08)	Semi-Annually	01/19/2023	AUD	922,000	–	4,601	4,601
	China 7-Day Reverse Repo
Pay	Rate	Quarterly	2.83	Quarterly	04/08/2026	CNY	7,065,538	–	9,788	9,788
Receive	3 Month USD LIBOR	Quarterly	(0.61)	Semi-Annually	02/17/2026	USD	621,000	–	14,424	14,424
Receive	3 Month NDBB	Quarterly	(1.07)	Semi-Annually	04/09/2026	NZD	334,523	697	15,434	14,737
Receive	3 Month NDBB	Quarterly	(1.81)	Semi-Annually	08/03/2031	NZD	920,000	8,521	52,495	43,974
Receive	3 Month NDBB	Quarterly	(1.46)	Semi-Annually	08/03/2026	NZD	1,780,000	9,331	66,534	57,203
Subtotal – Appreciation								12,754	172,797	160,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco World Bond Factor Fund

		Open Centrally Cleared Interest Rate Swap Agreements(a) – (continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	3 Month USD LIBOR	Quarterly	(1.81)%	Semi-Annually	10/08/2051	USD	200,000	$–	$(3,979)	$(3,979)
Receive	SONIA	Annually	(1.25)	Annually	09/30/2051	GBP	6,000	(568)	(997)	(429)
Pay	China 7-Day Reverse Repo Rate	Quarterly	2.59	Quarterly	10/29/2025	CNY	20,000,000	–	(178)	(178)
Pay	3 Month STIBOR	Annually	0.49	Quarterly	02/08/2031	SEK	171	(1)	(1)	0
Subtotal — Depreciation								(569)	(5,155)	(4,586)
Total Centrally Cleared Interest Rate Swap Agreements								$12,185	$167,642	$155,457

(a)	Centrally cleared swap agreements collateralized by $110,000 cash held with Credit Suisse Securities (USA) LLC.

Abbreviations:

AUD	–Australian Dollar
BBSW	–Bank Bill Swap Rate
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
LIBOR	–London Interbank Offered Rate
MXN	–Mexican Peso
NDBB	–New Zealand Dollar Bank Bill
NIBOR	–Norwegian Interbank Offered Rate
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PLN	–Polish Zloty
RUB	–Russian Ruble
SEK	–Swedish Krona
SGD	–Singapore Dollar
SONIA	–Sterling Overnight Index Average
STIBOR	–Stockholm Interbank Offered Rate
THB	–Thai Baht
TRY	–Turkish Lira
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco World Bond Factor Fund

Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $43,926,648)	$43,275,723
Investments in affiliates, at value (Cost $1,436,387)	1,436,505
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	210,040
Deposits with brokers:
Cash collateral – centrally cleared swap agreements	110,000
Cash	17,957
Foreign currencies, at value (Cost $271,067)	271,507
Receivable for:
Investments sold	591,071
Fund shares sold	39,655
Dividends	5
Interest	246,833
Investment for trustee deferred compensation and retirement plans	34,294
Other assets	32,297
Total assets	46,265,887

Liabilities:
Other investments:
Variation margin payable – futures contracts	5,727
Variation margin payable – centrally cleared swap agreements	6,173
Unrealized depreciation on forward foreign currency contracts outstanding	441,447
Payable for:
Investments purchased	1,838,416
Fund shares reacquired	3,197
Accrued foreign taxes	813
Accrued fees to affiliates	24,581
Accrued other operating expenses	91,116
Trustee deferred compensation and retirement plans	36,641
Total liabilities	2,448,111
Net assets applicable to shares outstanding	$43,817,776

Net assets consist of:
Shares of beneficial interest	$43,716,016
Distributable earnings	101,760
$43,817,776

Net Assets:
Class A	$24,149,512
Class C	$2,078,705
Class Y	$16,364,665
Class R5	$861
Class R6	$1,224,033

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,255,144
Class C	194,598
Class Y	1,528,988
Class R5	81
Class R6	114,240
Class A:
Net asset value per share	$10.71
Maximum offering price per share (Net asset value of $10.71 ÷ 95.75%)	$11.19
Class C:
Net asset value and offering price per share	$10.68
Class Y:
Net asset value and offering price per share	$10.70
Class R5:
Net asset value and offering price per share	$10.63
Class R6:
Net asset value and offering price per share	$10.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco World Bond Factor Fund

Statement of Operations

For the year ended October 31, 2021

Investment income:

Interest (net of foreign withholding taxes of $3,137)	$442,388

Dividends from affiliates (includes securities lending income of $38)	13,557

Total investment income	455,945

Expenses:

Advisory fees	119,830

Administrative services fees	6,666

Custodian fees	27,908
Distribution fees:

Class A	64,893

Class C	23,199

Transfer agent fees – A, C and Y	101,951

Transfer agent fees – R5	1

Transfer agent fees – R6	727

Trustees’ and officers’ fees and benefits	22,819

Registration and filing fees	78,437

Reports to shareholders	21,657

Professional services fees	51,274

Other	11,989

Total expenses	531,351

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(315,468)

Net expenses	215,883

Net investment income	240,062

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:

Unaffiliated investment securities	624,769

Affiliated investment securities	(87)

Foreign currencies	(30,577)

Forward foreign currency contracts	564,218

Futures contracts	27,696

Swap agreements	64,485

1,250,504

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities (net of foreign taxes of $243)	(1,517,056)

Affiliated investment securities	190

Foreign currencies	8,934

Forward foreign currency contracts	(317,363)

Futures contracts	(108,247)

Swap agreements	157,519

(1,776,023)

Net realized and unrealized gain (loss)	(525,519)

Net increase (decrease) in net assets resulting from operations	$(285,457)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco World Bond Factor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	2021	2020
Operations:
Net investment income	$240,062	$354,293
Net realized gain	1,250,504	1,136,358
Change in net unrealized appreciation (depreciation)	(1,776,023)	86,334
Net increase (decrease) in net assets resulting from operations	(285,457)	1,576,985

Distributions to shareholders from distributable earnings:
Class A	(598,985)	(347,746)
Class C	(38,984)	(19,553)
Class Y	(362,187)	(92,861)
Class R5	(23)	(17)
Class R6	(16,326)	(3,200)
Total distributions from distributable earnings	(1,016,505)	(463,377)

Share transactions–net:
Class A	(1,284,998)	4,873,802
Class C	(346,200)	358,491
Class Y	5,128,819	8,736,215
Class R6	971,470	142,855
Net increase in net assets resulting from share transactions	4,469,091	14,111,363
Net increase in net assets	3,167,129	15,224,971

Net assets:
Beginning of year	40,650,647	25,425,676
End of year	$43,817,776	$40,650,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco World Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/21	$11.01	$0.05	$(0.10)	$(0.05)	$(0.12)	$(0.13)	$–	$(0.25)	$10.71	(0.49)%	$24,150	0.54%	1.25%	0.49%	165%
Year ended 10/31/20	10.61	0.13	0.45	0.58	(0.18)	–	–	(0.18)	11.01	5.56	26,165	0.64	1.49	1.21	191
Year ended 10/31/19	9.66	0.30	0.92	1.22	(0.11)	–	(0.16)	(0.27)	10.61	12.83	20,458	0.94	2.08	2.97	177
Year ended 10/31/18	10.43	0.33	(0.83)	(0.50)	(0.21)	–	(0.06)	(0.27)	9.66	(4.89)	18,347	0.93	2.21	3.25	131
Year ended 10/31/17	10.44	0.33	(0.07)	0.26	(0.04)	–	(0.23)	(0.27)	10.43	2.63	22,150	0.95	2.21	3.22	245
Class C
Year ended 10/31/21	10.98	(0.03)	(0.10)	(0.13)	(0.04)	(0.13)	–	(0.17)	10.68	(1.24)	2,079	1.29	2.00	(0.26)	165
Year ended 10/31/20	10.59	0.05	0.45	0.50	(0.11)	–	–	(0.11)	10.98	4.74	2,482	1.39	2.24	0.46	191
Year ended 10/31/19	9.64	0.22	0.93	1.15	(0.08)	–	(0.12)	(0.20)	10.59	12.01	2,046	1.69	2.83	2.22	177
Year ended 10/31/18	10.41	0.26	(0.84)	(0.58)	(0.15)	–	(0.04)	(0.19)	9.64	(5.62)	3,591	1.68	2.96	2.50	131
Year ended 10/31/17	10.42	0.25	(0.07)	0.18	(0.03)	–	(0.16)	(0.19)	10.41	1.80	4,147	1.70	2.96	2.47	245
Class Y
Year ended 10/31/21	11.01	0.08	(0.11)	(0.03)	(0.15)	(0.13)	–	(0.28)	10.70	(0.33)	16,365	0.29	1.00	0.74	165
Year ended 10/31/20	10.61	0.16	0.44	0.60	(0.20)	–	–	(0.20)	11.01	5.81	11,717	0.39	1.24	1.46	191
Year ended 10/31/19	9.65	0.33	0.93	1.26	(0.12)	–	(0.18)	(0.30)	10.61	13.23	2,783	0.69	1.83	3.22	177
Year ended 10/31/18	10.42	0.36	(0.83)	(0.47)	(0.23)	–	(0.07)	(0.30)	9.65	(4.66)	2,903	0.68	1.96	3.50	131
Year ended 10/31/17	10.44	0.35	(0.07)	0.28	(0.04)	–	(0.26)	(0.30)	10.42	2.81	5,797	0.70	1.96	3.47	245
Class R5
Year ended 10/31/21	10.94	0.08	(0.11)	(0.03)	(0.15)	(0.13)	–	(0.28)	10.63	(0.34)	1	0.29	0.85	0.74	165
Year ended 10/31/20	10.56	0.15	0.43	0.58	(0.20)	–	–	(0.20)	10.94	5.64	1	0.39	1.11	1.46	191
Year ended 10/31/19	9.64	0.33	0.89	1.22	(0.12)	–	(0.18)	(0.30)	10.56	12.81	1	0.69	1.60	3.22	177
Year ended 10/31/18	10.42	0.36	(0.84)	(0.48)	(0.23)	–	(0.07)	(0.30)	9.64	(4.75)	1	0.68	1.73	3.50	131
Year ended 10/31/17	10.44	0.36	(0.08)	0.28	(0.04)	–	(0.26)	(0.30)	10.42	2.81	1	0.70	1.77	3.47	245
Class R6
Year ended 10/31/21	11.02	0.08	(0.11)	(0.03)	(0.15)	(0.13)	–	(0.28)	10.71	(0.33)	1,224	0.29	0.85	0.74	165
Year ended 10/31/20	10.62	0.15	0.46	0.61	(0.21)	–	–	(0.21)	11.02	5.81	286	0.39	1.11	1.46	191
Year ended 10/31/19	9.66	0.33	0.93	1.26	(0.12)	–	(0.18)	(0.30)	10.62	13.21	138	0.69	1.60	3.22	177
Year ended 10/31/18	10.43	0.35	(0.82)	(0.47)	(0.23)	–	(0.07)	(0.30)	9.66	(4.65)	106	0.68	1.73	3.50	131
Year ended 10/31/17	10.44	0.36	(0.07)	0.29	(0.04)	–	(0.26)	(0.30)	10.43	2.91	11	0.70	1.77	3.47	245

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco World Bond Factor Fund

Notes to Financial Statements

October 31, 2021

NOTE 1–Significant Accounting Policies

Invesco World Bond Factor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

21	Invesco World Bond Factor Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2021, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

22	Invesco World Bond Factor Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty

23	Invesco World Bond Factor Fund

becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

O.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

S.	COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and

24	Invesco World Bond Factor Fund

increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 2 billion	0.270%

Over $2 billion	0.250%

For the year ended October 31, 2021, the effective advisory fee rate incurred by the Fund was 0.27%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.54%, 1.29%, 0.29%, 0.29% and 0.29%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2021, the Adviser waived advisory fees of $119,830 and reimbursed fund level expenses of $92,836 and reimbursed class level expenses of $60,722, $5,429, $35,800, $1 and $727 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2021, IDI advised the Fund that IDI retained $3,430 in front-end sales commissions from the sale of Class A shares and $478 and $253 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

25	Invesco World Bond Factor Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$24,595,470	$–	$24,595,470

U.S. Dollar Denominated Bonds & Notes	–	9,825,998	–	9,825,998

U.S. Treasury Securities	–	4,564,011	–	4,564,011

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	4,290,244	–	4,290,244

Exchange-Traded Funds	446,425	–	–	446,425

Money Market Funds	990,080	–	–	990,080

Total Investments in Securities	1,436,505	43,275,723	–	44,712,228

Other Investments - Assets*

Futures Contracts	376	–	–	376

Forward Foreign Currency Contracts	–	210,040	–	210,040

Swap Agreements	–	160,043	–	160,043

	376	370,083	–	370,459

Other Investments - Liabilities*

Futures Contracts	(56,220)	–	–	(56,220)

Forward Foreign Currency Contracts	–	(441,447)	–	(441,447)

Swap Agreements	–	(4,586)	–	(4,586)

	(56,220)	(446,033)	–	(502,253)

Total Other Investments	(55,844)	(75,950)	–	(131,794)

Total Investments	$1,380,661	$43,199,773	$–	$44,580,434

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2021:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded	$–	$376	$376

Unrealized appreciation on swap agreements – Centrally Cleared	–	160,043	160,043

Unrealized appreciation on forward foreign currency contracts outstanding	210,040	–	210,040

Total Derivative Assets	210,040	160,419	370,459

Derivatives not subject to master netting agreements	–	(160,419)	(160,419)

Total Derivative Assets subject to master netting agreements	$210,040	$–	$210,040

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded	$–	$(56,220)	$(56,220)

Unrealized depreciation on swap agreements – Centrally Cleared	–	(4,586)	(4,586)

Unrealized depreciation on forward foreign currency contracts outstanding	(441,447)	–	(441,447)

Total Derivative Liabilities	(441,447)	(60,806)	(502,253)

Derivatives not subject to master netting agreements	–	60,806	60,806

Total Derivative Liabilities subject to master netting agreements	$(441,447)	$–	$(441,447)

26	Invesco World Bond Factor Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$3,037	$(54,202)	$(51,165)	$–	$–	$(51,165)

Barclays Bank PLC	3,037	(7,398)	(4,361)	–	–	(4,361)

BNP Paribas S.A.	12,917	(73)	12,844	–	–	12,844

Citibank, N.A.	15,933	(7,301)	8,632	–	–	8,632

Deutsche Bank AG	25,711	(10,160)	15,551	–	–	15,551

Goldman Sachs International	49,197	(180,891)	(131,694)	–	–	(131,694)

HSBC Bank USA	74	–	74	–	–	74

J.P. Morgan Chase Bank, N.A.	18,373	(4,038)	14,335	–	–	14,335

Morgan Stanley and Co. International PLC	41,438	(92,513)	(51,075)	–	–	(51,075)

Royal Bank of Canada	2,437	(46)	2,391	–	–	2,391

State Street Bank & Trust Co.	5,322	(584)	4,738	–	–	4,738

UBS AG	32,564	(84,241)	(51,677)	–	–	(51,677)

Total	$210,040	$(441,447)	$(231,407)	$–	$–	$(231,407)

Effect of Derivative Investments for the year ended October 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain:
Forward foreign currency contracts	$564,218	$–	$564,218

Futures contracts	–	27,696	27,696

Swap agreements	–	64,485	64,485

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(317,363)	–	(317,363)

Futures contracts	–	(108,247)	(108,247)

Swap agreements	–	157,519	157,519

Total	$246,855	$141,453	$388,308

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$41,047,753	$8,044,374	$7,160,831

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $123.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

27	Invesco World Bond Factor Fund

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020 :

	2021	2020
Ordinary income*	$779,487	$463,377
Long-term capital gain	237,018	-
Total distributions	$1,016,505	$463,377

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed ordinary income	$705,757
Undistributed long-term capital gain	59,205
Net unrealized appreciation (depreciation) - investments	(637,667)
Net unrealized appreciation (depreciation) - foreign currencies	(190)
Temporary book/tax differences	(25,345)
Shares of beneficial interest	43,716,016
Total net assets	$43,817,776

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, futures contracts, forward foreign currency contracts and straddle losses deferred.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2021 was $47,203,559 and $37,831,306, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$849,274
Aggregate unrealized (depreciation) of investments	(1,486,941)
Net unrealized appreciation (depreciation) of investments	$(637,667)

Cost of investments for tax purposes is $45,218,101.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2021, undistributed net investment income was increased by $1,122,783 and undistributed net realized gain was decreased by $1,122,783. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

28	Invesco World Bond Factor Fund

NOTE 11–Share Information

	Summary of Share Activity
	Year ended		Year ended
	October 31, 2021(a)		October 31, 2020
	Shares	Amount	Shares	Amount
Sold:
Class A	445,039	$4,926,597	1,116,052	$11,975,564
Class C	57,595	632,108	110,646	1,185,774
Class Y	936,589	10,306,720	1,068,531	11,521,900
Class R6	94,190	1,036,295	16,109	176,431

Issued as reinvestment of dividends:
Class A	49,932	553,308	30,389	319,821
Class C	3,097	34,438	1,481	15,419
Class Y	26,094	288,436	7,013	74,502
Class R6	1,459	16,039	283	2,991

Automatic conversion of Class C shares to Class A shares:
Class A	39,260	435,539	15,908	168,477
Class C	(39,358)	(435,539)	(15,940)	(168,477)

Reacquired:
Class A	(655,265)	(7,200,442)	(713,541)	(7,590,060)
Class C	(52,733)	(577,207)	(63,360)	(674,225)
Class Y	(498,338)	(5,466,337)	(273,293)	(2,860,187)
Class R6	(7,390)	(80,864)	(3,405)	(36,567)
Net increase in share activity	400,171	$4,469,091	1,296,873	$14,111,363

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29	Invesco World Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco World Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco World Bond Factor Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30	Invesco World Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$990.10	$2.71	$1,022.48	$2.75	0.54%
Class C	1,000.00	986.30	6.46	1,018.70	6.56	1.29
Class Y	1,000.00	991.30	1.46	1,023.74	1.48	0.29
Class R5	1,000.00	991.20	1.46	1,023.74	1.48	0.29
Class R6	1,000.00	991.30	1.46	1,023.74	1.48	0.29

1

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2021 through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31	Invesco World Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco World Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance for the one, three and five year periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays Global Aggregate Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board further considered that the Fund had changed its name, investment strategy and index against which future performance will be compared on February 28, 2020 in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board considered information provided regarding the more recent performance of the Fund utilizing the new strategy as

32	Invesco World Bond Factor Fund

well as other metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as a factor-based fund. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco

Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to

Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

33	Invesco World Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$237,018
Qualified Dividend Income*	1.65%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.38%
Qualified Business Income*	0.00%
Business Interest Income*	7.12%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$255,924

34	Invesco World Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)

T-1	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None

T-2	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	186	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk[2] - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-3	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers - (continued)

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers - (continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

[2]	On November 10, 2021, Russell Burk resigned from his role as Senior Vice President and Senior Officer of the Invesco Funds.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco World Bond Factor Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	WBD-AR-1

ITEM 2.      CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Vaughn. Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLC (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020

Audit Fees	$ 999,325	$ 1,287,747
Audit-Related Fees(1)	$ 0	$ 35,100
Tax Fees(2)	$ 538,211	$ 488,497
All Other Fees	$ 0	$ 0
Total Fees	$ 1,537,536	$ 1,811,344
(1)	Audit-Related Fees for the fiscal year ended October 31, 2020 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended October 31, 2021 and October 31, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 760,000	$ 701,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 760,000	$ 701,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit

Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $5,910,000 for the fiscal year ended October 31, 2021 and $6,227,000 for the fiscal year ended October 31, 2020. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,208,211 for the fiscal year ended October 31, 2021 and $7,416,497 for the fiscal year ended October 31, 2020.

PwC provided audit services to the Investment Company complex of approximately $30 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 20, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 20, 2021, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 6, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 6, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	January 6, 2022